UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09102

iShares, Inc.

(Exact name of registrant as specified in charter)

c/o: State Street Bank and Trust Company

100 Summer Street, 4th Floor, Boston, MA	02110
(Address of principal executive offices)	(Zip code)

The Corporation Trust Incorporated

2405 York Road, Suite 201, Lutherville-Timonium, Maryland 21093

(Name and address of agent for service)

Registrant’s telephone number, including area code:	(415) 670-2000

Date of fiscal year end:	August 31, 2020

Date of reporting period:	August 31, 2020

Item 1.	Reports to Stockholders.

Copies of the annual reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 are attached.

AUGUST 31, 2020

2020 Annual Report

iShares, Inc.

•	iShares MSCI Austria ETF | EWO | NYSE Arca

•	iShares MSCI Belgium ETF | EWK | NYSE Arca

•	iShares MSCI France ETF | EWQ | NYSE Arca

•	iShares MSCI Netherlands ETF | EWN | NYSE Arca

•	iShares MSCI Sweden ETF | EWD | NYSE Arca

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary. Please note that not all financial intermediaries may offer this service.

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of August 31, 2020 has been a time of sudden change in global financial markets, as the emergence and spread of the coronavirus led to a vast disruption in the global economy and financial markets. For most of the first half of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, countries around the world took economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off, and unemployment claims spiked, causing a global recession and a sharp fall in equity prices.

After markets hit their lowest point during the reporting period in late March 2020, a steady recovery ensued, as businesses began to re-open and governments learned to adapt to life with the virus. Equity prices continued to rise throughout the summer, fed by strong fiscal and monetary support and improving economic indicators. By the end of the reporting period, all major investment categories posted positive returns, and many equity indices were near all-time highs. In the United States, large-capitalization stocks advanced significantly, outperforming small-capitalization stocks, which also gained for the reporting period. International equities from developed economies also turned in a positive performance while lagging emerging market stocks, which rebounded sharply.

During the market downturn, the performance of different types of fixed-income securities initially diverged due to a reduced investor appetite for risk. U.S. Treasuries benefited from the risk-off environment, and posted solid returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) touched an all-time low. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and both investment-grade and high-yield bonds recovered to post positive returns.

The Fed reduced interest rates twice in late 2019 to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also implemented a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion is likely to continue as economic activity resumes. Several risks remain, however, including a potential resurgence of the coronavirus amid loosened restrictions, policy fatigue among governments already deep into deficit spending, and structural damage to the financial system from lengthy economic interruptions.

Overall, we favor a moderately positive stance toward risk, and in particular toward credit given the extraordinary central bank measures taken in recent months. This support extends beyond investment-grade corporates and into high-yield, leading to attractive opportunities in that end of the market. We believe that international diversification and sustainable investments can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments. We remain neutral on equities overall while favoring European stocks, which are poised for cyclical upside as re-openings continue.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit ishares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of August 31, 2020

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	19.63%	21.94%

U.S. small cap equities (Russell 2000® Index)	6.57	6.02

International equities (MSCI Europe, Australasia, Far East Index)	7.10	6.13

Emerging market equities (MSCI Emerging Markets Index)	11.23	14.49

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.34	1.26

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	4.67	8.93

U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.98	6.47

Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.29	3.15

U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.04	4.65
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares, Inc.

Global Market Overview

Global equity markets advanced strongly during the 12 months ended August 31, 2020 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 16.52% in U.S. dollar terms for the reporting period.

Global stocks gained steadily for much of the first half of the reporting period, supported by slowing but resilient growth and accommodative monetary policy from major central banks. Equity markets ended 2019 on a positive note, as a trade agreement between the U.S. and China helped alleviate one of the world economy’s most significant risks.

However, the spread of the coronavirus upended global equity markets in early 2020. As the extent of the outbreak became apparent in February 2020, restrictions on travel and work disrupted the global economy and precipitated a sharp decline in equity prices. Beginning in late March 2020, equity prices posted a strong recovery, buoyed by massive stimulus from the world’s largest central banks and governments, the phased reopening of countries’ economies, and optimism surrounding prospective vaccines. By the end of the reporting period, equities posted positive returns in all of the world’s major regions despite the onset of a significant global recession.

In the U.S., following the issuance of stay-at-home orders, nonessential business closures, and other coronavirus-related restrictions on public gatherings, whole portions of the economy shut down. Businesses associated with travel and leisure were particularly affected, as air traffic declined, and conferences and events were postponed. The disruption created by these sudden changes led to an annualized economic contraction of 31.7% in the second quarter of 2020.

In response to the pandemic, the federal government enacted over U.S. $2 trillion in stimulus spending. The U.S. Federal Reserve Bank (“Fed”) also acted to stabilize markets by implementing two emergency interest rate reductions and launching a bond-buying program that included U.S. Treasuries, corporate and municipal bonds, and securities backed by mortgages and auto loans. The unprecedented level of Fed intervention and support from government stimulus led to a significant recovery in U.S. stock prices, many of which reached record highs by the end of the reporting period.

Europe was similarly affected by the coronavirus, as many of the area’s largest economies instituted social distancing policies that significantly limited economic activity, leading to a rapid decline in stock prices. To mitigate the economic impact of this disruption, many countries individually implemented fiscal stimulus plans. In July 2020, Eurozone countries reached a historic deal for a collective €750 billion in stimulus spending, in addition to a large European Central Bank (“ECB”) bond-buying plan. European stocks recovered late in the reporting period to post positive returns overall but trailed most other regions of the globe.

Asia-Pacific stocks posted strong returns despite a sharp decline during the first quarter of 2020 as the coronavirus outbreaks worsened. Although widespread business and factory closures led to economic weakness initially, the Chinese economy showed signs of recovery late in the reporting period, leading to a significant rise in Asia-Pacific equity markets, which are highly sensitive to economic conditions in China.

Emerging market stocks outside of Asia declined, driven by sharply weaker currencies and lower commodities prices, which weighed on economies reliant on these exports. Latin America drove emerging markets declines, hindered by mass business closures and bankruptcies, political and social unrest, and among the world’s highest level of coronavirus cases.

M A R K E T O V E R V I E W	4

Fund Summary as of August 31, 2020	iShares® MSCI Austria ETF

Investment Objective

The iShares MSCI Austria ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Austrian equities, as represented by the MSCI Austria IMI 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(16.58)%	2.43%	1.44%	(16.58)%	12.77%	15.34%
Fund Market	(16.80)	2.35	1.47	(16.80)	12.34	15.74
Index	(16.96)	2.45	1.52	(16.96)	12.88	16.26

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through February 11, 2013 reflects the performance of the MSCI Austria Investable Market Index. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Austria IMI 25/50 Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 873.50	$ 2.45		$ 1,000.00	$ 1,022.50	$ 2.64		0.52%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 15 for more information.

5	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2020 (continued)	iShares® MSCI Austria ETF

Portfolio Management Commentary

Stocks in Austria declined strongly for the reporting period amid a deep global recession driven by the coronavirus pandemic. Growth in Austria’s economy, which is highly dependent on exports, was already stagnant at the end of 2019 due to slowing global trade. Pandemic-related closures led to the steepest economic contraction on record for the second quarter of 2020. With nonessential businesses closed, spending declined while unemployment rose to the highest level since World War II. Following sharp first-quarter declines, Austrian equities rebounded, helped by government stimulus and signs of economic revival. Expansive U.S. monetary policy, ultralow interest rates, and the rapid spread of the coronavirus drove U.S. dollar depreciation relative to the euro, which benefited U.S.-based investors. Nevertheless, Austrian equities remained well below pre-pandemic levels.

The energy sector detracted the most from the Index’s return. Already-low oil prices declined sharply in early 2020 due to increased competition from suppliers in Saudi Arabia and Russia. Meanwhile, the pandemic precipitated a steep drop in demand for energy, leading the integrated oil and gas industry to post starkly lower profits, consider dividend reductions, and decrease capital spending. Reduced demand for drilling equipment and services drove large layoffs and profit losses in the oil and gas equipment and services industry.

The financials sector also weighed on the Index’s performance, driven by the banking industry. Substantially higher loan default provisions weakened the credit outlook for Austrian banks and sharply constrained profits. Lower retail lending, along with persistently low interest rates that curtailed income generated from loans, further pressured banks’ revenues. The real estate sector was also a meaningful detractor. The value of real estate assets declined as temporarily closed businesses, particularly retailers, missed rent payments.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Financials	31.3%
Materials	13.9
Industrials	13.8
Energy	12.8
Utilities	10.7
Real Estate	10.5
Communication Services	3.5
Information Technology	2.3
Consumer Staples	1.2

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Erste Group Bank AG	17.1%
OMV AG	11.6
Verbund AG	8.8
Wienerberger AG	7.5
BAWAG Group AG	4.7
CA Immobilien Anlagen AG	4.6
Raiffeisen Bank International AG	4.4
voestalpine AG	4.4
ANDRITZ AG	4.3
IMMOFINANZ AG	3.5

F U N D S U M M A R Y	6

Fund Summary as of August 31, 2020	iShares® MSCI Belgium ETF

Investment Objective

The iShares MSCI Belgium ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Belgian equities, as represented by the MSCI Belgium IMI 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(2.02)%	3.22%	7.23%	(2.02)%	17.16%	101.01%
Fund Market	(2.80)	3.13	7.22	(2.80)	16.63	100.84
Index	(1.91)	3.23	7.92	(1.91)	17.20	114.31

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through November 8, 2012 reflects the performance of the MSCI Belgium Investable Market Index. Index performance beginning on November 9, 2012 reflects the performance of the MSCI Belgium IMI 25/50 Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,061.00	$ 2.69		$ 1,000.00	$ 1,022.50	$ 2.64		0.52%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 15 for more information.

7	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2020 (continued)	iShares® MSCI Belgium ETF

Portfolio Management Commentary

Stocks in Belgium declined modestly for the reporting period amid a deep global recession driven by the coronavirus pandemic. Economic growth remained slow but steady in 2019, outpacing that of the Eurozone. However, Belgium’s economic activity declined following pandemic-related closures, leading to the steepest contraction on record for the second quarter of 2020. Following sharp first-quarter declines, Belgian equities rebounded amid government stimulus. Expansive U.S. monetary policy, ultralow interest rates, and the rapid spread of the coronavirus drove U.S. dollar depreciation relative to the euro, which benefited U.S.-based investors. Nevertheless, Belgian equities ended the reporting period below pre-pandemic levels.

The consumer staples sector detracted the most from the Index’s return, driven primarily by the beverages industry. Despite relatively resilient sales at retail locations, starkly lower sales volumes due to closed restaurants and bars weighed heavily on the alcoholic beverages industry. Declining global revenues led a multinational beer producer to reduce its dividend payment and increase loss provisions, citing banned alcohol sales in South Africa.

The communication services sector also weighed on performance. The telecommunication services industry weakened amid protests about the environmental and health impacts of next-generation mobile networks, leading to a pause in the rollout of the country’s 5G network.

On the upside, the healthcare sector contributed to the Index’s return. Despite pandemic-related delays in clinical trials, the pharmaceuticals industry advanced amid merger and acquisition activity and solid revenue gains driven by sales of drugs to treat Crohn’s disease and epilepsy. The biotechnology industry benefited from positive late-stage trial results for a neuromuscular disease treatment. Within the materials sector, the chemicals industry was a modest contributor, as recycling activity somewhat offset lower demand for rechargeable batteries and catalytic converters used in automobiles.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Consumer Staples	25.4%
Financials	24.6
Health Care	18.5
Materials	9.7
Real Estate	9.6
Communication Services	3.9
Information Technology	2.4
Utilities	2.0
Consumer Discretionary	1.5
Energy	1.2
Industrials	1.2

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Anheuser-Busch InBev SA/NV	22.6%
UCB SA	8.4
KBC Group NV	8.0
Groupe Bruxelles Lambert SA	5.8
Umicore SA	4.4
Argenx SE	4.3
Ageas SA/NV	4.3
Solvay SA	3.8
Galapagos NV	3.4
Warehouses De Pauw CVA	2.8

F U N D S U M M A R Y	8

Fund Summary as of August 31, 2020	iShares® MSCI France ETF

Investment Objective

The iShares MSCI France ETF (the “Fund”) seeks to track the investment results of an index composed of French equities, as represented by the MSCI France Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	0.50%	5.54%	6.02%	0.50%	30.97%	79.37%
Fund Market	0.05	5.50	6.08	0.05	30.70	80.52
Index	0.70	5.51	6.00	0.70	30.78	79.12

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,029.10	$ 2.65		$ 1,000.00	$ 1,022.50	$ 2.64		0.52%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 15 for more information.

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Fund Summary as of August 31, 2020 (continued)	iShares® MSCI France ETF

Portfolio Management Commentary

French stocks advanced modestly for the reporting period amid a global recession driven by the coronavirus pandemic. Economic activity, already diminished due to labor strikes that tempered manufacturing and slowing global trade, declined sharply following pandemic-related closures, leading to the steepest economic contraction on record for the second quarter of 2020. French equity performance for U.S.-based investors was also helped by U.S. dollar depreciation relative to the euro, driven by the U.S.’s expansive monetary policy, ultralow interest rates, and the rapid spread of the coronavirus.

The healthcare sector contributed the most to the Index’s return. The pharmaceuticals industry gained amid U.S. government-funded programs to develop a coronavirus vaccine. Positive developments in using existing drugs to treat complications from COVID-19 helped power the sector’s growth. The information technology sector also advanced, driven by higher revenues of software and services providers involved in developing France’s coronavirus contact tracing application. The semiconductors industry gained amid expectations of rising sales to automakers as signs of China’s economic recovery emerged. The consumer discretionary and materials sectors also bolstered the Index’s performance, benefiting respectively from improving luxury goods sales in Asia following easing of pandemic restrictions and sharply stronger demand for medical oxygen used to treat ventilated coronavirus patients.

On the downside, the energy sector detracted from the Index’s return. The integrated oil and gas industry, constrained by ultralow oil prices and the steep drop in demand for energy, posted losses amid asset write-downs. The financials sector also constrained the Index’s performance. Banks declined amid pandemic-related revenue losses, particularly from trading. A weakened credit outlook due to expected loan defaults also worked against French banks. Industrials stocks also weighed notably on the Index’s return, as travel restrictions led to sharply reduced demand for new aircraft.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Industrials	20.8%
Consumer Discretionary	20.0
Consumer Staples	11.4
Health Care	9.9
Financials	8.7
Information Technology	7.2
Energy	6.4
Materials	6.2
Communication Services	4.7
Utilities	3.3
Real Estate	1.4

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

LVMH Moet Hennessy Louis Vuitton SE	8.5%
Sanofi	7.5
TOTAL SE	6.4
L’Oreal SA	5.4
Air Liquide SA	5.1
Schneider Electric SE	4.5
BNP Paribas SA	3.2
Airbus SE	3.2
Vinci SA	3.2
Kering SA	3.0

F U N D S U M M A R Y	10

Fund Summary as of August 31, 2020	iShares® MSCI Netherlands ETF

Investment Objective

The iShares MSCI Netherlands ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Dutch equities, as represented by the MSCI Netherlands IMI 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	16.88%	9.96%	9.36%	16.88%	60.78%	144.76%
Fund Market	16.74	9.94	9.43	16.74	60.58	146.23
Index	17.48	10.51	9.77	17.48	64.79	153.90

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through August 31, 2017 reflects the performance of the MSCI Netherlands Investable Market Index. Index performance beginning on September 1, 2017 reflects the performance of the MSCI Netherlands IMI 25/50.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,180.20	$ 2.85		$ 1,000.00	$ 1,022.50	$ 2.64		0.52%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 15 for more information.

11	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2020 (continued)	iShares® MSCI Netherlands ETF

Portfolio Management Commentary

Stocks in the Netherlands advanced strongly for the reporting period despite a deep global recession driven by the coronavirus pandemic. Sharply lower household spending during the pandemic led to the largest economic contraction on record for the second quarter of 2020. Meanwhile, exports diminished as global trade slowed due to supply chain disruptions. The first quarter’s steep equity market declines were reversed during the second quarter amid government stimulus and gradual easing of restrictions. U.S.-based investors also benefited from U.S. dollar depreciation relative to the euro, driven by the U.S.’s expansive monetary policy, ultralow interest rates, and the rapid spread of the coronavirus.

The information technology sector contributed the most to the Index’s return, as remote working arrangements drove sharply higher use of technology products and services. The semiconductor equipment industry continued to supply the expansion of 5G networks, data center usage, and cloud computing. Following the pandemic’s restrictions on social interaction, businesses increased investment in remote working and communications infrastructure, while consumers staying at home drove demand for computer equipment and gaming consoles, further supporting the semiconductor equipment industry’s gains. The software and services industry also contributed to the sector’s gains, advancing amid higher e-commerce payment processing revenues due to increased online purchases.

The consumer discretionary sector was also a key source of strength. Internet and direct marketing retailers posted rising revenues as consumers increased purchases of video games and spent more time on social media, which drove higher advertising spending. Increased consumer demand for meal delivery when eat-in dining at restaurants was prohibited drove strong revenue growth for food delivery services, another area of the industry’s strength.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Information Technology	28.8%
Consumer Staples	23.4
Consumer Discretionary	10.6
Industrials	10.5
Financials	9.3
Materials	8.8
Health Care	4.3
Communication Services	2.1
Energy	1.4
Real Estate	0.8

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

ASML Holding NV	22.5%
Unilever NV	12.9
Prosus NV	7.5
ING Groep NV	4.5
Adyen NV	4.4
Koninklijke Ahold Delhaize NV	4.4
Koninklijke DSM NV	4.3
Koninklijke Philips NV	4.1
Wolters Kluwer NV	3.5
Akzo Nobel NV	3.4

F U N D S U M M A R Y	12

Fund Summary as of August 31, 2020	iShares® MSCI Sweden ETF

Investment Objective

The iShares MSCI Sweden ETF (the “Fund”) seeks to track the investment results of an index composed of Swedish equities, as represented by the MSCI Sweden 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	28.51%	6.87%	7.52%	28.51%	39.38%	106.47%
Fund Market	28.00	6.80	7.58	28.00	38.96	107.67
Index	28.37	6.40	7.10	28.37	36.36	98.65

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through November 30, 2016 reflects the performance of the MSCI Sweden Index. Index performance beginning on December 1, 2016 reflects the performance of the MSCI Sweden 25/50 Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,194.30	$ 3.20		$ 1,000.00	$ 1,022.20	$ 2.95		0.58%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 15 for more information.

13	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2020 (continued)	iShares® MSCI Sweden ETF

Portfolio Management Commentary

Stocks in Sweden advanced strongly for the reporting period despite a global recession driven by the coronavirus pandemic. Economic activity in the export-dependent country was already slowing at the end of 2019 due to global trade tensions. Despite relatively few pandemic-related closures in contrast to most of Europe, Sweden experienced the steepest economic contraction on record for the second quarter of 2020. Nevertheless, the first-quarter’s sharp equity market declines were reversed during the second quarter amid massive government stimulus and relatively resilient corporate profits. U.S.-based investors also benefited from U.S. dollar depreciation relative to the euro, driven by the U.S.’s expansive monetary policy, ultralow interest rates, and the rapid spread of the coronavirus.

The industrials sector contributed the most to the Index’s return, driven by the capital goods industry. Despite lower global manufacturing activity, strong sales of industrial machinery, such as gas compressors and equipment used to manufacture semiconductors, drove the industry’s performance. Improving orders for metal cutting equipment used in the automotive, energy, and mining industries, particularly after China lifted harsh lockdowns, bolstered gains. Higher-than-expected profits of machinery and building products makers also served as industry tailwinds.

The financials and information technology sectors also contributed to the Index’s return. Among financials, bank stocks advanced amid unexpectedly strong profits and lower-than-expected loan defaults. Sweden’s lenient pandemic response, which kept businesses open, benefited domestically focused banks. Gains in the portfolio companies of a large investment conglomerate in the diversified financials industry also supported the sector’s performance. Within the information technology sector, the technology hardware and equipment industry drove gains amid higher sales of communications equipment used for expanding 5G networks and anticipated contract gains due to the U.K.’s ban on a Chinese supplier’s equipment.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Industrials	37.7%
Financials	27.1
Information Technology	11.9
Consumer Staples	8.4
Consumer Discretionary	6.8
Communication Services	3.8
Materials	3.2
Energy	1.1

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Telefonaktiebolaget LM Ericsson, Class B	7.3%
Atlas Copco AB, Class A	6.7
Investor AB, Class B	6.3
Volvo AB, Class B	6.2
Nordea Bank Abp	5.7
Assa Abloy AB, Class B	5.0
Hexagon AB, Class B	4.6
Sandvik AB	4.5
Essity AB, Class B	4.4
Skandinaviska Enskilda Banken AB, Class A	3.6

F U N D S U M M A R Y	14

About Fund Performance

Past performance is no guarantee of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

15	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2020	iShares® MSCI Austria ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.7%
FACC AG(a)(b)	43,579	$298,117

Air Freight & Logistics — 3.1%
Oesterreichische Post AG(b)	39,986	1,338,996

Banks — 25.3%
BAWAG Group AG(a)(c)	51,483	1,943,184
Erste Group Bank AG(a)	291,782	7,111,740
Raiffeisen Bank International AG(a)	102,226	1,833,859

		10,888,783

Chemicals — 2.0%
Lenzing AG(a)(b)	16,513	858,082

Commercial Services & Supplies — 1.1%
DO & CO AG(a)(b)	10,313	452,035

Construction & Engineering — 0.8%
Porr AG(a)(b)	23,873	343,182

Construction Materials — 7.2%
Wienerberger AG(a)	114,830	3,106,427

Diversified Telecommunication Services — 3.3%
Telekom Austria AG(a)	193,650	1,431,262

Electric Utilities — 10.4%
EVN AG	47,649	804,640
Verbund AG	68,024	3,660,900

		4,465,540

Electrical Equipment — 0.9%
Zumtobel Group AG	51,826	396,061

Electronic Equipment, Instruments & Components — 2.2%
AT&S Austria Technologie & Systemtechnik AG	36,719	712,287
Kapsch TrafficCom AG	14,506	235,939

		948,226

Energy Equipment & Services — 1.2%
Schoeller-Bleckmann Oilfield Equipment AG	16,841	503,525

Food Products — 1.1%
Agrana Beteiligungs AG	23,059	490,327

Insurance — 4.9%
UNIQA Insurance Group AG	147,707	983,942
Vienna Insurance Group AG Wiener Versicherung Gruppe(a)	46,865	1,148,989

		2,132,931

Security	Shares	Value

Machinery — 6.8%
ANDRITZ AG	53,894	$1,807,306
Palfinger AG	21,030	563,379
Semperit AG Holding(a)	26,406	553,286

		2,923,971

Metals & Mining — 4.2%
voestalpine AG	73,409	1,826,983

Oil, Gas & Consumable Fuels — 11.2%
OMV AG(a)	148,025	4,825,854

Real Estate Management & Development — 10.1%
CA Immobilien Anlagen AG	60,780	1,900,840
IMMOFINANZ AG(a)	88,598	1,472,828
S IMMO AG(a)	54,826	995,340

		4,369,008

Total Common Stocks — 96.5% (Cost: $63,056,495)		41,599,310

Short-Term Investments

Money Market Funds — 6.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.37%(d)(e)(f)	2,922,382	2,925,304
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.07%(d)(e)	10,000	10,000

		2,935,304

Total Short-Term Investments — 6.8% (Cost: $2,935,367)		2,935,304

Total Investments in Securities — 103.3% (Cost: $65,991,862)		44,534,614

Other Assets, Less Liabilities — (3.3)%		(1,430,283)

Net Assets — 100.0%		$43,104,331

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	16

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Austria ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$1,211,805	$1,714,091	(a)	$—		$(289)	$(303)	$2,925,304	2,922,382	$96,969	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	24,000	—		(14,000	)(a)	—	—	10,000	10,000	319		—

						$(289)	$(303)	$2,935,304		$97,288		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Euro STOXX 50 Index	38	09/18/20	$1,484	$18,061

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$18,061

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$140,859

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(20,097)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,290,555

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

17	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Austria ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$41,599,310	$—	$—	$41,599,310
Money Market Funds	2,935,304	—	—	2,935,304

	$44,534,614	$—	$—	$44,534,614

Derivative financial instruments(a)
Assets
Futures Contracts	$18,061	$—	$—	$18,061

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	18

Schedule of Investments August 31, 2020	iShares® MSCI Belgium ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Air Freight & Logistics — 0.7%
bpost SA(a)	23,235	$233,002

Banks — 8.0%
KBC Group NV	45,163	2,598,011

Beverages — 22.5%
Anheuser-Busch InBev SA/NV	125,991	7,353,889

Biotechnology — 7.7%
Argenx SE(a)	6,110	1,415,416
Galapagos NV(a)(b)	8,184	1,114,814

		2,530,230

Capital Markets — 0.8%
Gimv NV	4,395	250,984

Chemicals — 9.0%
Recticel SA	11,596	118,990
Solvay SA	14,254	1,238,300
Tessenderlo Group SA(a)	4,706	176,442
Umicore SA	30,908	1,422,761

		2,956,493

Construction & Engineering — 0.5%
Cie. d’Entreprises CFE(a)	2,137	153,345

Distributors — 1.0%
D’ieteren SA/NV	4,949	323,756

Diversified Financial Services — 11.5%
Ackermans & van Haaren NV(a)	4,690	668,033
Groupe Bruxelles Lambert SA	20,235	1,877,441
KBC Ancora(a)	8,548	313,232
Sofina SA	3,016	907,157

		3,765,863

Diversified Telecommunication Services — 1.8%
Proximus SADP	30,452	604,193

Electric Utilities — 2.0%
Elia Group SA/NV	6,152	662,910

Electronic Equipment, Instruments & Components — 1.0%
Barco NV	15,118	322,771

Entertainment — 0.5%
Kinepolis Group NV(a)(b)	3,839	150,823

Equity Real Estate Investment Trusts (REITs) — 9.6%
Aedifica SA	5,419	639,661
Befimmo SA	5,284	254,040
Cofinimmo SA	4,880	716,690
Intervest Offices & Warehouses NV	5,601	149,042
Montea CVA	2,309	274,488
Retail Estates NV	2,586	179,997
Warehouses De Pauw CVA	25,637	907,553

		3,121,471

Food & Staples Retailing — 2.1%
Colruyt SA	11,003	697,429

Health Care Equipment & Supplies — 0.6%
Biocartis Group NV(a)(b)(c)	17,381	98,426
Ion Beam Applications(b)	9,046	98,124

		196,550

Security	Shares	Value

Health Care Providers & Services — 0.9%
Fagron	13,493	$306,602

Health Care Technology — 0.5%
AGFA-Gevaert NV(a)	38,078	161,209

Insurance — 4.3%
Ageas SA/NV	33,030	1,390,479

IT Services — 0.4%
Econocom Group SA/NV	39,585	119,538

Media — 1.1%
Telenet Group Holding NV	9,597	373,938

Metals & Mining — 0.6%
Bekaert SA	9,055	183,340

Oil, Gas & Consumable Fuels — 1.2%
Euronav NV	37,584	343,632
Exmar NV(a)(b)	24,205	60,067

		403,699

Personal Products — 0.6%
Ontex Group NV(a)	15,688	210,135

Pharmaceuticals — 8.7%
Mithra Pharmaceuticals SA(a)	5,212	106,714
UCB SA	22,880	2,723,200

		2,829,914

Semiconductors & Semiconductor Equipment — 1.1%
Melexis NV	4,326	347,413

Textiles, Apparel & Luxury Goods — 0.5%
Sioen Industries NV(a)	3,458	80,437
Van de Velde NV(a)	2,714	68,000

		148,437

Wireless Telecommunication Services — 0.4%
Orange Belgium SA	8,402	141,883

Total Common Stocks — 99.6% (Cost: $39,708,815)		32,538,307

Short-Term Investments

Money Market Funds — 4.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.37%(d)(e)(f)	1,339,983	1,341,323
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.07%(d)(e)	10,000	10,000

		1,351,323

Total Short-Term Investments — 4.1% (Cost: $1,351,373)		1,351,323

Total Investments in Securities — 103.7% (Cost: $41,060,188)		33,889,630

Other Assets, Less Liabilities — (3.7)%		(1,204,894)

Net Assets — 100.0%		$32,684,736

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

19	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Belgium ETF

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$1,700,630	$—	$(355,713	)(a)	$(3,128)	$(466)	$1,341,323	1,339,983	$29,066	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	19,000	—	(9,000	)(a)	—	—	10,000	10,000	210		—

					$(3,128)	$(466)	$1,351,323		$29,276		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Euro STOXX 50 Index	3	09/18/20	$117	$(743)

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$743

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$26,336

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(743)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$95,859

S C H E D U L E O F I N V E S T M E N T S	20

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Belgium ETF

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$32,538,307	$—	$—	$32,538,307
Money Market Funds	1,351,323	—	—	1,351,323

	$33,889,630	$—	$—	$33,889,630

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(743)	$—	$—	$(743)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

21	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2020	iShares® MSCI France ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 6.3%
Airbus SE(a)	339,023	$27,911,503
Dassault Aviation SA(a)	1,433	1,306,770
Safran SA(a)	184,638	21,423,754
Thales SA	61,366	4,807,091

		55,449,118

Auto Components — 1.9%
Cie. Generale des Etablissements Michelin SCA	97,773	11,064,074
Faurecia SE(a)	44,021	1,922,140
Valeo SA(b)	132,055	4,043,040

		17,029,254

Automobiles — 1.0%
Peugeot SA(a)	338,921	5,824,632
Renault SA(a)	109,970	3,135,405

		8,960,037

Banks — 4.8%
BNP Paribas SA(a)	648,145	28,343,336
Credit Agricole SA(a)	663,796	6,817,731
Societe Generale SA(a)	467,435	7,592,734

		42,753,801

Beverages — 2.6%
Pernod Ricard SA	122,350	20,997,572
Remy Cointreau SA	13,081	2,157,339

		23,154,911

Building Products — 1.4%
Cie. de Saint-Gobain(a)	297,955	12,108,414

Capital Markets — 0.5%
Amundi SA(a)(c)	34,960	2,721,859
Natixis SA(a)	551,278	1,519,689

		4,241,548

Chemicals — 5.6%
Air Liquide SA	272,923	45,386,254
Arkema SA	39,895	4,432,486

		49,818,740

Construction & Engineering — 4.3%
Bouygues SA(a)	131,658	5,235,427
Eiffage SA(a)	48,809	4,507,574
Vinci SA	296,915	27,903,416

		37,646,417

Diversified Financial Services — 0.3%
Eurazeo SE(a)	22,696	1,200,277
Wendel SE	15,630	1,606,638

		2,806,915

Diversified Telecommunication Services — 1.7%
Iliad SA	8,586	1,838,049
Orange SA	1,151,589	12,849,682

		14,687,731

Electric Utilities — 0.4%
Electricite de France SA	357,575	3,764,105

Electrical Equipment — 5.9%
Legrand SA	154,179	12,888,893
Schneider Electric SE	318,933	39,573,164

		52,462,057

Electronic Equipment, Instruments & Components — 0.7%
Ingenico Group SA(a)	34,881	5,932,008

Security	Shares	Value

Entertainment — 2.2%
Bollore SA	511,772	$1,926,746
Ubisoft Entertainment SA(a)	52,130	4,299,304
Vivendi SA	478,762	13,627,301

		19,853,351

Equity Real Estate Investment Trusts (REITs) — 1.4%
Covivio	29,961	2,225,159
Gecina SA	26,523	3,654,167
ICADE	17,385	1,127,944
Klepierre SA(b)	113,459	1,871,184
Unibail-Rodamco-Westfield(b)	79,904	3,742,178

		12,620,632

Food & Staples Retailing — 0.7%
Carrefour SA	350,055	5,635,008
Casino Guichard Perrachon SA(a)(b)	4,428	115,181

		5,750,189

Food Products — 2.7%
Danone SA	355,820	23,447,425

Health Care Equipment & Supplies — 0.4%
BioMerieux	23,766	3,609,716

Health Care Providers & Services — 0.4%
Orpea(a)	29,801	3,587,218

Hotels, Restaurants & Leisure — 1.0%
Accor SA(a)	109,262	3,363,496
La Francaise des Jeux SAEM(c)	49,565	1,842,931
Sodexo SA	50,915	3,651,073

		8,857,500

Household Durables — 0.3%
SEB SA	13,114	2,307,072

Insurance — 3.0%
AXA SA	1,114,503	22,760,437
CNP Assurances(a)	99,973	1,341,494
SCOR SE(a)	91,434	2,451,639

		26,553,570

IT Services — 3.7%
Atos SE(a)	56,633	4,910,444
Capgemini SE	92,627	12,850,168
Edenred	140,553	7,273,446
Worldline SA(a)(c)	79,041	7,280,633

		32,314,691

Life Sciences Tools & Services — 1.3%
Eurofins Scientific SE(a)	7,597	6,101,913
Sartorius Stedim Biotech	15,929	5,711,279

		11,813,192

Machinery — 0.7%
Alstom SA(a)	111,221	6,203,811

Media — 0.8%
JCDecaux SA(a)	49,342	943,579
Publicis Groupe SA(a)	125,252	4,399,485
SES SA	221,153	1,573,704

		6,916,768

Metals & Mining — 0.6%
ArcelorMittal SA(a)	412,724	5,233,121

Multi-Utilities — 2.9%
Engie SA(a)	1,054,264	14,695,178

S C H E D U L E O F I N V E S T M E N T S	22

Schedule of Investments (continued) August 31, 2020	iShares® MSCI France ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Multi-Utilities (continued)
Suez SA	198,209	$3,438,384
Veolia Environnement SA	310,910	7,511,026

		25,644,588

Oil, Gas & Consumable Fuels — 6.4%
TOTAL SE	1,425,417	56,426,503

Personal Products — 5.4%
L’Oreal SA	145,096	48,049,802

Pharmaceuticals — 7.7%
Ipsen SA	21,854	2,268,631
Sanofi	651,753	66,153,138

		68,421,769

Professional Services — 1.6%
Bureau Veritas SA(a)	168,416	3,825,920
Teleperformance	33,835	10,456,152

		14,282,072

Semiconductors & Semiconductor Equipment — 1.3%
STMicroelectronics NV	367,511	11,080,424

Software — 1.6%
Dassault Systemes SE	76,174	14,380,188

Textiles, Apparel & Luxury Goods — 15.8%
EssilorLuxottica SA(a)	163,872	21,969,672
Hermes International	18,250	15,701,694
Kering SA	43,657	26,868,095
LVMH Moet Hennessy Louis Vuitton SE	160,139	75,228,396

		139,767,857

Transportation Infrastructure — 0.6%
Aeroports de Paris	16,869	1,771,320

Security	Shares	Value

Transportation Infrastructure (continued)
Getlink SE(a)	254,567	$3,909,132

		5,680,452

Total Common Stocks — 99.9% (Cost: $1,002,574,589)		883,616,967

Short-Term Investments

Money Market Funds — 1.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.37%(d)(e)(f)	8,560,352	8,568,912
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.07%(d)(e)	529,000	529,000

		9,097,912

Total Short-Term Investments — 1.0% (Cost: $9,098,682)		9,097,912

Total Investments in Securities — 100.9% (Cost: $1,011,673,271)		892,714,879

Other Assets, Less Liabilities — (0.9)%		(7,780,359)

Net Assets — 100.0%		$ 884,934,520

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$9,136,341	$—		$(559,558	)(a)	$(6,730)	$(1,141)	$8,568,912	8,560,352	$296,487	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	436,000	93,000	(a)	—		—	—	529,000	529,000	4,527		—

						$(6,730)	$(1,141)	$9,097,912		$301,014		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
CAC 40 Index	22	09/18/20	$1,300	$(8,542)

23	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI France ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$8,542

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(70,310)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(62,549)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:

Average notional value of contracts — long	$1,414,476

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$883,616,967	$—	$—	$883,616,967
Money Market Funds	9,097,912	—	—	9,097,912

	$892,714,879	$—	$—	$892,714,879

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(8,542)	$—	$—	$(8,542)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	24

Schedule of Investments August 31, 2020	iShares® MSCI Netherlands ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Air Freight & Logistics — 0.4%
PostNL NV(a)	258,623	$772,323

Banks — 5.4%
ABN AMRO Bank NV, CVA(b)	145,885	1,392,978
ING Groep NV(a)	1,039,142	8,455,756
NIBC Holding NV(a)(b)	34,244	302,651

		10,151,385

Beverages — 5.9%
Coca-Cola European Partners PLC	66,816	2,750,147
Heineken Holding NV(a)	25,867	2,123,732
Heineken NV(a)	67,303	6,242,886

		11,116,765

Biotechnology — 0.2%
Pharming Group NV(a)(c)	326,400	413,780

Capital Markets — 0.3%
Flow Traders(b)	15,265	602,454

Chemicals — 8.6%
Akzo Nobel NV	63,595	6,308,124
Corbion NV	22,162	1,028,381
Koninklijke DSM NV	50,405	8,104,899
OCI NV(a)(c)	46,642	634,236

		16,075,640

Construction & Engineering — 0.9%
Arcadis NV(a)(c)	32,428	746,559
Boskalis Westminster(a)(c)	33,306	699,456
Koninklijke BAM Groep NV(a)(c)	207,885	320,968

		1,766,983

Distributors — 0.1%
B&S Group Sarl(a)(b)	33,497	255,988

Diversified Financial Services — 0.0%
SNS REAAL NV(a)(c)(d)	68,952	1

Diversified Telecommunication Services — 2.1%
Altice Europe NV(a)	219,435	973,103
Koninklijke KPN NV	1,087,650	2,857,804

		3,830,907

Electrical Equipment — 1.7%
Alfen Beheer BV(a)(b)	10,044	730,337
SIF Holding NV(a)	14,505	237,658
Signify NV(a)(b)	45,433	1,520,854
TKH Group NV	16,913	664,663

		3,153,512

Energy Equipment & Services — 0.7%
Fugro NV, CVA(a)(c)	73,035	312,874
SBM Offshore NV	58,528	1,013,901

		1,326,775

Equity Real Estate Investment Trusts (REITs) — 0.8%
Eurocommercial Properties NV	29,720	356,858
NSI NV	10,950	392,870
Vastned Retail NV(a)	13,306	390,672
Wereldhave NV(a)(c)	34,140	286,625

		1,427,025

Food & Staples Retailing — 4.3%
Koninklijke Ahold Delhaize NV	269,966	8,142,680

Security	Shares	Value

Food Products — 0.1%
ForFarmers NV	40,323	$260,894

Health Care Equipment & Supplies — 4.1%
Koninklijke Philips NV(a)	162,072	7,682,456

Hotels, Restaurants & Leisure — 0.3%
Basic-Fit NV(a)(b)	20,285	572,533

Household Durables — 0.2%
TomTom NV(a)	42,566	342,348

Insurance — 3.5%
Aegon NV	577,267	1,610,663
ASR Nederland NV	46,593	1,618,751
NN Group NV	88,776	3,349,717

		6,579,131

Internet & Direct Marketing Retail — 9.7%
Just Eat Takeaway.com NV(a)(b)	37,380	4,168,260
Prosus NV(a)	139,826	14,020,142

		18,188,402

IT Services — 4.4%
Adyen NV(a)(b)	4,858	8,209,428

Leisure Products — 0.2%
Accell Group NV(a)	12,978	388,026

Machinery — 0.7%
Aalberts NV	35,440	1,341,045

Metals & Mining — 0.2%
AMG Advanced Metallurgical Group NV	20,255	417,137

Oil, Gas & Consumable Fuels — 0.7%
Koninklijke Vopak NV	23,329	1,283,973

Personal Products — 12.9%
Unilever NV	415,987	24,133,718

Professional Services — 5.0%
Brunel International NV(a)	25,876	199,604
Intertrust NV(a)(b)	37,288	670,703
Randstad NV(a)	38,111	1,990,429
Wolters Kluwer NV	79,493	6,540,795

		9,401,531

Semiconductors & Semiconductor Equipment — 24.3%
ASM International NV	15,046	2,269,078
ASML Holding NV	111,656	41,970,066
BE Semiconductor Industries NV	26,595	1,273,842

		45,512,986

Trading Companies & Distributors — 1.7%
AerCap Holdings NV(a)(c)	43,784	1,294,693
IMCD NV	16,865	1,804,785

		3,099,478

Total Common Stocks — 99.4% (Cost: $186,162,961)		186,449,304

Short-Term Investments

Money Market Funds — 2.1%

BlackRock Cash Funds: Institutional, SL Agency Shares, 0.37%(e)(f)(g)	3,758,042	3,761,800

25	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Netherlands ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.07%(e)(f)	90,000	$90,000

		3,851,800

Total Short-Term Investments — 2.1% (Cost: $3,851,227)		3,851,800

Total Investments in Securities — 101.5% (Cost: $190,014,188)		190,301,104

Other Assets, Less Liabilities — (1.5)%		(2,782,382)

Net Assets — 100.0%		$187,518,722

(a)	Non-income producing security.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period-end.
(g)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$2,183,511	$1,581,494	(a)	$—		$(3,557)	$352	$3,761,800	3,758,042	$49,581	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	102,000	—		(12,000	)(a)	—	—	90,000	90,000	877		—

						$(3,557)	$352	$3,851,800		$50,458		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Euro STOXX 50 Index	26	09/18/20	$1,015	$5,482

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$5,482

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

S C H E D U L E O F I N V E S T M E N T S	26

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Netherlands ETF

For the year ended August 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$19,138

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(10,586)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$471,074

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$186,449,303	$—	$1	$186,449,304
Money Market Funds	3,851,800	—	—	3,851,800

	$190,301,103	$—	$1	$190,301,104

Derivative financial instruments(a)
Assets
Futures Contracts	$5,482	$—	$—	$5,482

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

27	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2020	iShares® MSCI Sweden ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Banks — 15.8%
Nordea Bank Abp(a)	1,678,701	$13,552,305
Skandinaviska Enskilda Banken AB, Class A(a)	878,440	8,732,508
Svenska Handelsbanken AB, Class A(a)	833,746	8,411,942
Swedbank AB, Class A(a)	489,893	8,327,945

		39,024,700

Building Products — 6.3%
Assa Abloy AB, Class B	518,793	12,030,052
Nibe Industrier AB, Class B(a)	121,423	3,420,981

		15,451,033

Capital Markets — 0.6%
EQT AB	83,274	1,539,974

Commercial Services & Supplies — 1.1%
Securitas AB, Class B(a)	184,476	2,632,942

Communications Equipment — 7.1%
Telefonaktiebolaget LM Ericsson, Class B	1,513,221	17,588,555

Construction & Engineering — 1.6%
Skanska AB, Class B(a)	190,975	3,901,448

Diversified Financial Services — 9.9%
Industrivarden AB, Class C(a)	94,715	2,502,687
Investor AB, Class B	236,079	15,092,721
Kinnevik AB, Class B(a)	125,632	4,865,810
L E Lundbergforetagen AB, Class B(a)	42,377	1,940,755

		24,401,973

Diversified Telecommunication Services — 2.2%
Telia Co. AB	1,379,485	5,327,642

Electronic Equipment, Instruments & Components — 4.5%
Hexagon AB, Class B(a)	151,452	10,999,430

Food & Staples Retailing — 1.1%
ICA Gruppen AB	55,438	2,726,601

Hotels, Restaurants & Leisure — 1.5%
Evolution Gaming Group AB(b)	49,323	3,704,536

Household Durables — 2.3%
Electrolux AB, Series B	134,893	2,930,909
Husqvarna AB, Class B	256,931	2,799,596

		5,730,505

Household Products — 4.3%
Essity AB, Class B(a)	306,802	10,586,064

Industrial Conglomerates — 0.7%
Investment AB Latour, Class B(c)	76,581	1,712,761

Machinery — 27.1%
Alfa Laval AB(a)	176,998	4,338,272
Atlas Copco AB, Class A	348,126	16,141,031

Security	Shares	Value

Machinery (continued)
Atlas Copco AB, Class B	201,682	$8,121,109
Epiroc AB, Class A	363,669	5,428,714
Epiroc AB, Class B	210,000	3,027,670
Sandvik AB(a)	546,787	10,764,634
SKF AB, Class B	213,615	4,274,801
Volvo AB, Class B(a)	770,308	14,763,206

		66,859,437

Metals & Mining — 1.9%
Boliden AB	154,146	4,609,216

Oil, Gas & Consumable Fuels — 1.1%
Lundin Energy AB	107,429	2,633,116

Paper & Forest Products — 1.2%
Svenska Cellulosa AB SCA, Class B(a)	227,656	2,941,728

Specialty Retail — 2.8%
Hennes & Mauritz AB, Class B(c)	436,307	6,975,894

Tobacco — 2.8%
Swedish Match AB	89,372	6,803,710

Wireless Telecommunication Services — 1.5%
Tele2 AB, Class B	265,138	3,767,287

Total Common Stocks — 97.4% (Cost: $252,499,619)		239,918,552

Short-Term Investments

Money Market Funds — 1.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.37%(d)(e)(f)	3,682,704	3,686,386
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.07%(d)(e)	80,000	80,000

		3,766,386

Total Short-Term Investments — 1.5% (Cost: $3,767,187)		3,766,386

Total Investments in Securities — 98.9% (Cost: $256,266,806)		243,684,938

Other Assets, Less Liabilities — 1.1%		2,818,019

Net Assets — 100.0%		$246,502,957

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	28

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Sweden ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$3,688,589	(a)	$—	$(1,402)	$(801)	$3,686,386	3,682,704	$5,334	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	78,000	2,000	(a)	—	—	—	80,000	80,000	1,476		—

					$(1,402)	$(801)	$3,766,386		$6,810		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
OMXS 30 Index	318	09/18/20	$6,508	$22,835

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

SEK	4,539,483	USD	484,643	SCB	09/18/20	$41,775

USD	1,028,517	EUR	904,037	SCB	09/18/20	(53,042)
USD	8,350,700	SEK	77,139,463	SCB	09/18/20	(594,735)

						(647,777)

	Net unrealized depreciation					$(606,002)

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Equity Contracts	Foreign Currency Exchange Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$22,835	$—	$22,835
Forward foreign currency exchange contracts Unrealized appreciation on forward foreign currency exchange contracts	$—	$41,775	$41,775

	$22,835	$41,775	$64,610

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts Unrealized depreciation on forward foreign currency exchange contracts	$—	$647,777	$647,777

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

29	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Sweden ETF

For the year ended August 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Equity Contracts	Foreign Currency Exchange Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$1,064,000	$—	$1,064,000
Forward foreign currency exchange contracts	—	107,393	107,393

	$1,064,000	$107,393	$1,171,393

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(144,826)	$—	$(144,826)
Forward foreign currency exchange contracts	—	(1,118,246)	(1,118,246)

	$(144,826)	$(1,118,246)	$(1,263,072)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$5,325,986
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	135,087
Average amounts sold — in USD	$9,061,755

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Year End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Futures contracts	$22,835	$—
Forward foreign currency exchange contracts	41,775	647,777

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$64,610	$647,777
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(22,835)	—

Total derivative assets and liabilities subject to an MNA	$41,775	$647,777

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by	Derivatives Available		Net Amount of Derivative
	Counterparty	for Offset	(a)	Assets

Standard Chartered Bank	$41,775		$(41,775)	$—

Counterparty	Derivative Liabilities Subject to an MNA by	Derivatives Available		Net Amount of Derivative
	Counterparty	for Offset	(a)	Liabilities	(b)

Standard Chartered Bank	$647,777		$(41,775)	$606,002

(a)	The amount of derivatives available for offset is limited to the amount of derivatives assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	30

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Sweden ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$239,918,552	$—	$—	$239,918,552
Money Market Funds	3,766,386	—	—	3,766,386

	$243,684,938	$—	$—	$243,684,938

Derivative financial instruments(a)
Assets
Futures Contracts	$22,835	$—	$—	$22,835
Forward Foreign Currency Exchange Contracts	—	41,775	—	41,775
Liabilities
Forward Foreign Currency Exchange Contracts	—	(647,777)	—	(647,777)

	$22,835	$(606,002)	$—	$(583,167)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

31	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

August 31, 2020

	iShares MSCI Austria ETF	iShares MSCI Belgium ETF	iShares MSCI France ETF	iShares MSCI Netherlands ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$41,599,310	$32,538,307	$883,616,967	$186,449,304
Affiliated(c)	2,935,304	1,351,323	9,097,912	3,851,800
Cash	8,194	4,440	5,251	8,282
Foreign currency, at value(d)	90,598	56,525	1,591,811	443,082
Foreign currency collateral pledged:
Futures contracts(e)	216,467	17,939	212,879	148,297
Receivables:
Investments sold	1,254,656	997,685	534,857	1,660,126
Securities lending income — Affiliated	12,492	1,471	12,259	4,260
Dividends	—	17,093	17,307	551,582
Tax reclaims	1,205,593	53,722	—	—

Total assets	47,322,614	35,038,505	895,089,243	193,116,733

LIABILITIES
Collateral on securities loaned, at value	2,926,197	1,342,697	8,574,710	3,762,198
Payables:
Investments purchased	1,250,832	995,318	1,197,356	1,736,715
Variation margin on futures contracts	21,703	1,723	21,094	14,876
Investment advisory fees	19,551	14,031	361,563	84,222

Total liabilities	4,218,283	2,353,769	10,154,723	5,598,011

NET ASSETS	$43,104,331	$32,684,736	$884,934,520	$187,518,722

NET ASSETS CONSIST OF:
Paid-in capital	$106,767,687	$58,900,447	$1,057,536,930	$210,368,411
Accumulated loss	(63,663,356)	(26,215,711)	(172,602,410)	(22,849,689)

NET ASSETS	$43,104,331	$32,684,736	$884,934,520	$187,518,722

Shares outstanding	2,750,000	1,840,000	30,200,000	5,300,000

Net asset value	$15.67	$17.76	$29.30	$35.38

Shares authorized	100 million	136.2 million	340.2 million	255 million

Par value	$0.001	$0.001	$0.001	$0.001

(a) Securities loaned, at value	$2,777,853	$1,311,865	$8,025,156	$3,534,096
(b) Investments, at cost — Unaffiliated	$63,056,495	$39,708,815	$1,002,574,589	$186,162,961
(c) Investments, at cost — Affiliated	$2,935,367	$1,351,373	$9,098,682	$3,851,227
(d) Foreign currency, at cost	$76,361	$55,664	$1,557,587	$435,879
(e) Foreign currency collateral pledged, at cost	$215,996	$17,900	$212,416	$147,975

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	32

Statements of Assets and Liabilities  (continued)

August 31, 2020

iShares MSCI Sweden ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$239,918,552
Affiliated(c)	3,766,386
Cash	3,745
Foreign currency, at value(d)	568,334
Foreign currency collateral pledged:
Futures contracts(e)	993,142
Receivables:
Investments sold	361,258
Securities lending income — Affiliated	1,172
Dividends	8
Tax reclaims	445,929
Foreign withholding tax claims	15,859,894
Unrealized appreciation on:
Forward foreign currency exchange contracts	41,775

Total assets	261,960,195

LIABILITIES
Collateral on securities loaned, at value	3,688,589
Payables:
Investments purchased	424,680
Variation margin on futures contracts	107,911
Investment advisory fees	92,274
Professional fees	1,625,989
IRS compliance fee for foreign withholding tax claims	8,870,018
Unrealized depreciation on:
Forward foreign currency exchange contracts	647,777

Total liabilities	15,457,238

NET ASSETS	$246,502,957

NET ASSETS CONSIST OF:
Paid-in capital	$296,893,115
Accumulated loss	(50,390,158)

NET ASSETS	$246,502,957

Shares outstanding	6,900,000

Net asset value	$35.73

Shares authorized	63.6 million

Par value	$0.001

(a) Securities loaned, at value	$3,489,442
(b) Investments, at cost — Unaffiliated	$252,499,619
(c) Investments, at cost — Affiliated	$3,767,187
(d) Foreign currency, at cost	$472,889
(e) Foreign currency collateral pledged, at cost	$990,289

See notes to financial statements.

33	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended August 31, 2020

	iShares MSCI Austria ETF	iShares MSCI Belgium ETF	iShares MSCI France ETF	iShares MSCI Netherlands ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$424,401	$839,961	$15,205,732	$3,218,045
Dividends — Affiliated	319	210	4,527	877
Securities lending income — Affiliated — net	96,969	29,066	296,487	49,581
Foreign taxes withheld	(50,537)	(126,089)	(2,024,572)	(475,918)

Total investment income	471,152	743,148	13,482,174	2,792,585

EXPENSES
Investment advisory fees	287,457	203,365	4,284,049	923,604
Miscellaneous	264	264	264	264

Total expenses	287,721	203,629	4,284,313	923,868

Net investment income	183,431	539,519	9,197,861	1,868,717

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(5,032,776)	(2,949,110)	(10,699,149)	(5,155,977)
Investments — Affiliated	(289)	(3,128)	(6,730)	(3,557)
In-kind redemptions — Unaffiliated	(3,195,101)	1,576,251	39,510,106	14,185,893
Futures contracts	140,859	26,336	(70,310)	19,138
Foreign currency transactions	12,521	7,663	139,532	17,879

Net realized gain (loss)	(8,074,786)	(1,341,988)	28,873,449	9,063,376

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(5,847,490)	462,191	(43,241,158)	7,082,322
Investments — Affiliated	(303)	(466)	(1,141)	352
Futures contracts	(20,097)	(743)	(62,549)	(10,586)
Foreign currency translations	110,603	7,014	54,208	19,549

Net change in unrealized appreciation (depreciation)	(5,757,287)	467,996	(43,250,640)	7,091,637

Net realized and unrealized gain (loss)	(13,832,073)	(873,992)	(14,377,191)	16,155,013

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(13,648,642)	$(334,473)	$(5,179,330)	$18,023,730

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	34

Statements of Operations  (continued)

Year Ended August 31, 2020

iShares MSCI Sweden ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$2,357,580
Dividends — Affiliated	1,476
Non-cash dividends — Unaffiliated	797,785
Securities lending income — Affiliated — net	5,334
Foreign taxes withheld	(198,284)
Foreign withholding tax claims	407,350
IRS Compliance fee for foreign withholding tax claims	(96,089)

Total investment income	3,275,152

EXPENSES
Investment advisory fees	1,016,772
Professional fees	75,068
Miscellaneous	264

Total expenses	1,092,104

Net investment income	2,183,048

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(9,044,532)
Investments — Affiliated	(1,402)
In-kind redemptions — Unaffiliated	(12,382,047)
Futures contracts	1,064,000
Forward foreign currency exchange contracts	107,393
Foreign currency transactions	117,384

Net realized loss	(20,139,204)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	57,181,196
Investments — Affiliated	(801)
Futures contracts	(144,826)
Forward foreign currency exchange contracts	(1,118,246)
Foreign currency translations	1,795,122

Net change in unrealized appreciation (depreciation)	57,712,445

Net realized and unrealized gain	37,573,241

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$39,756,289

See notes to financial statements.

35	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares MSCI Austria ETF		iShares MSCI Belgium ETF
	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/20	Year Ended 08/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$183,431	$1,991,632	$539,519	$1,205,284
Net realized loss	(8,074,786)	(14,361,944)	(1,341,988)	(1,884,910)
Net change in unrealized appreciation (depreciation)	(5,757,287)	(6,282,218)	467,996	(1,629,193)

Net decrease in net assets resulting from operations	(13,648,642)	(18,652,530)	(334,473)	(2,308,819)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(418,122)	(2,792,866)	(830,721)	(1,172,255)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	2,404,148	(70,251,096)	(13,455,384)	(9,116,599)

NET ASSETS
Total decrease in net assets	(11,662,616)	(91,696,492)	(14,620,578)	(12,597,673)
Beginning of year	54,766,947	146,463,439	47,305,314	59,902,987

End of year	$43,104,331	$54,766,947	$32,684,736	$47,305,314

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	36

Statements of Changes in Net Assets (continued)

	iShares MSCI France ETF		iShares MSCI Netherlands ETF
	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/20	Year Ended 08/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$9,197,861	$23,186,901	$1,868,717	$4,692,606
Net realized gain	28,873,449	19,210,568	9,063,376	12,102,764
Net change in unrealized appreciation (depreciation)	(43,250,640)	(81,679,760)	7,091,637	(9,530,024)

Net increase (decrease) in net assets resulting from operations	(5,179,330)	(39,282,291)	18,023,730	7,265,346

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(6,248,852)	(22,272,214)	(1,766,500)	(4,709,077)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(232,837,366)	251,536,596	38,219,101	1,318,549

NET ASSETS
Total increase (decrease) in net assets	(244,265,548)	189,982,091	54,476,331	3,874,818
Beginning of year	1,129,200,068	939,217,977	133,042,391	129,167,573

End of year	$884,934,520	$1,129,200,068	$187,518,722	$133,042,391

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

37	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares MSCI Sweden ETF
	Year Ended 08/31/20	Year Ended 08/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,183,048	$7,235,753
Net realized loss	(20,139,204)	(6,956,310)
Net change in unrealized appreciation (depreciation)	57,712,445	(21,010,780)

Net increase (decrease) in net assets resulting from operations	39,756,289	(20,731,337)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(3,366,893)	(7,255,549)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	4,597,755	(14,965,695)

NET ASSETS
Total increase (decrease) in net assets	40,987,151	(42,952,581)
Beginning of year	205,515,806	248,468,387

End of year	$246,502,957	$205,515,806

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	38

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI Austria ETF

	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16

Net asset value, beginning of year	$18.89	$22.88	$22.87	$15.58	$15.59

Net investment income(a)	0.06	0.48	0.58	0.53	0.38
Net realized and unrealized gain (loss)(b)	(3.16)	(3.69)	0.11	7.13	(0.06)

Net increase (decrease) from investment operations	(3.10)	(3.21)	0.69	7.66	0.32

Distributions(c)
From net investment income	(0.12)	(0.78)	(0.68)	(0.37)	(0.33)

Total distributions	(0.12)	(0.78)	(0.68)	(0.37)	(0.33)

Net asset value, end of year	$15.67	$18.89	$22.88	$22.87	$15.58

Total Return
Based on net asset value	(16.58)%	(14.07)%	3.03%	49.52%	2.11%

Ratios to Average Net Assets
Total expenses	0.51%	0.49%	0.47%	0.49%	0.48%

Net investment income	0.32%	2.34%	2.37%	2.75%	2.47%

Supplemental Data
Net assets, end of year (000)	$43,104	$54,767	$146,463	$233,322	$60,780

Portfolio turnover rate(d)	16%	17%	19%	18%	15%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

39	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Belguim ETF

	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16

Net asset value, beginning of year	$18.48	$19.70	$20.59	$18.16	$17.00

Net investment income(a)	0.24	0.44	0.50	0.43	0.34
Net realized and unrealized gain (loss)(b)	(0.60)	(1.22)	(0.77)	2.51	1.05

Net increase (decrease) from investment operations	(0.36)	(0.78)	(0.27)	2.94	1.39

Distributions(c)
From net investment income	(0.36)	(0.44)	(0.62)	(0.51)	(0.23)

Total distributions	(0.36)	(0.44)	(0.62)	(0.51)	(0.23)

Net asset value, end of year	$17.76	$18.48	$19.70	$20.59	$18.16

Total Return
Based on net asset value	(2.02)%	(3.80)%	(1.34)%	16.44%	8.20%

Ratios to Average Net Assets
Total expenses	0.51%	0.49%	0.47%	0.49%	0.48%

Net investment income	1.34%	2.43%	2.40%	2.31%	1.92%

Supplemental Data
Net assets, end of year (000)	$32,685	$47,305	$59,903	$74,128	$132,203

Portfolio turnover rate(d)	18%	11%	13%	8%	19%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	40

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI France ETF

	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16

Net asset value, beginning of year	$29.41	$31.10	$29.64	$23.84	$25.01

Net investment income(a)	0.32	0.83	0.80	0.69	0.67
Net realized and unrealized gain (loss)(b)	(0.18)	(1.67)	1.40	5.69	(1.14)

Net increase (decrease) from investment operations	0.14	(0.84)	2.20	6.38	(0.47)

Distributions(c)
From net investment income	(0.25)	(0.85)	(0.74)	(0.58)	(0.70)

Total distributions	(0.25)	(0.85)	(0.74)	(0.58)	(0.70)

Net asset value, end of year	$29.30	$29.41	$31.10	$29.64	$23.84

Total Return
Based on net asset value	0.50%	(2.64)%	7.46%	26.93%	(1.87)%

Ratios to Average Net Assets
Total expenses	0.51%	0.50%	0.47%	0.49%	0.48%

Net investment income	1.09%	2.84%	2.53%	2.57%	2.77%

Supplemental Data
Net assets, end of year (000)	$884,935	$1,129,200	$939,218	$640,201	$329,054

Portfolio turnover rate(d)	2%	2%	4%	6%	6%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

41	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Netherlands ETF

	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16

Net asset value, beginning of year	$30.58	$31.12	$30.56	$24.78	$24.48

Net investment income(a)	0.33	0.88	0.62	0.46	0.71
Net realized and unrealized gain (loss)(b)	4.80	(0.56)	0.62	5.98	0.08

Net increase from investment operations	5.13	0.32	1.24	6.44	0.79

Distributions(c)
From net investment income	(0.33)	(0.86)	(0.68)	(0.66)	(0.49)

Total distributions	(0.33)	(0.86)	(0.68)	(0.66)	(0.49)

Net asset value, end of year	$35.38	$30.58	$31.12	$30.56	$24.78

Total Return
Based on net asset value	16.88%	1.16%	4.08%	26.44%	3.32%

Ratios to Average Net Assets
Total expenses	0.51%	0.50%	0.47%	0.49%	0.48%

Net investment income	1.03%	2.97%	1.95%	1.74%	2.97%

Supplemental Data
Net assets, end of year (000)	$187,519	$133,042	$129,168	$192,540	$184,587

Portfolio turnover rate(d)	19%	13%	7%	14%	24%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	42

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Sweden ETF

	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16

Net asset value, beginning of year	$28.25	$31.85	$34.68	$28.54	$30.26

Net investment income(a)	0.34	0.95	1.14	0.86	1.05
Net realized and unrealized gain (loss)(b)	7.65	(3.58)	(2.19)	6.04	(1.63)

Net increase (decrease) from investment operations	7.99	(2.63)	(1.05)	6.90	(0.58)

Distributions(c)
From net investment income	(0.51)	(0.97)	(1.78)	(0.76)	(1.14)

Total distributions	(0.51)	(0.97)	(1.78)	(0.76)	(1.14)

Net asset value, end of year	$35.73	$28.25	$31.85	$34.68	$28.54

Total Return
Based on net asset value	28.51%	(8.41)%	(2.88)%	24.30%	(1.91)%

Ratios to Average Net Assets
Total expenses	0.55%	0.55%	0.53%	0.53%	0.48%

Total expenses excluding professional fees for foreign withholding tax claims	0.51%	0.49%	0.47%	0.49%	0.48%

Net investment income	1.09%	3.16%	3.34%	2.74%	3.65%

Supplemental Data
Net assets, end of year (000)	$246,503	$205,516	$248,468	$460,315	$284,709

Portfolio turnover rate(d)	8%	4%	5%	9%	7%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

43	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification

MSCI Austria	Non-diversified
MSCI Belgium	Non-diversified
MSCI France	Non-diversified
MSCI Netherlands	Non-diversified
MSCI Sweden	Non-diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities are reflected in tax reclaims receivable. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a return of capital or capital gain. Non-cash dividends, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is accrued daily.

Foreign CurrencyTranslation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in non-U.S. currencies are translated to U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. Such fluctuations are reflected by the Funds as a component of net realized and unrealized gain (loss) from investments for financial reporting purposes. Each Fund reports realized currency gain (loss) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2020, if any, are disclosed in the statement of assets and liabilities.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

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Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Futures contracts are valued based on that day’s last reported settlement price on the exchange where the contract is traded.
•	Forward foreign currency exchange contracts are valued based on that day’s prevailing forward exchange rate for the underlying currencies.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned

45	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of August 31, 2020, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of August 31, 2020 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of August 31, 2020:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

MSCI Austria
Credit Suisse Securities (USA) LLC	$173,151	$173,151		$—	$—
Deutsche Bank Securities Inc.	370,815	370,815		—	—
Goldman Sachs & Co.	166,596	166,596		—	—
Morgan Stanley & Co. LLC	2,067,291	2,067,291		—	—

	$2,777,853	$2,777,853		$—	$—

MSCI Belgium
Credit Suisse AG	$1,158,341	$1,158,341		$—	$—
Deutsche Bank Securities Inc.	24,816	24,816		—	—
Goldman Sachs & Co.	77,710	77,710		—	—
HSBC Bank PLC	868	868		—	—
Morgan Stanley & Co. LLC	50,130	50,130		—	—

	$1,311,865	$1,311,865		$—	$—

MSCI France
Barclays Capital Inc.	$1,965,084	$1,965,084		$—	$—
BNP Paribas Securities Corp.	596,870	596,870		—	—
Goldman Sachs & Co.	5,138,344	5,138,344		—	—
Morgan Stanley & Co. LLC	324,858	324,858		—	—

	$8,025,156	$8,025,156		$—	$—

MSCI Netherlands
BofA Securities, Inc.	$598,919	$598,919		$—	$—
Citigroup Global Markets Inc.	14,813	14,813		—	—
Credit Suisse AG	365,214	365,214		—	—
Morgan Stanley & Co. LLC	1,790,782	1,790,782		—	—
National Financial Services LLC	1,462	1,462		—	—
UBS AG	762,906	762,906		—	—

	$3,534,096	$3,534,096		$—	$—

MSCI Sweden
BofA Securities, Inc.	$2,167,449	$2,167,449		$—	$—
Morgan Stanley & Co. LLC	1,321,993	1,321,993		—	—

	$3,489,442	$3,489,442		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the

N O T E S T O F I N A N C I A L S T A T E M E N T S	46

Notes to Financial Statements  (continued)

value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Each Fund’s use of futures contracts is generally limited to cash equitization. This involves the use of available cash to invest in index futures contracts in order to gain exposure to the equity markets represented in or by the Fund’s underlying index and is intended to allow the Fund to better track its underlying index. Futures contracts are standardized, exchange-traded agreements to buy or sell a specific quantity of an underlying instrument at a set price on a future date. Depending on the terms of a contract, a futures contract is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date.

Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Securities deposited as initial margin, if any, are designated in the schedule of investments and cash deposited, if any, is shown as cash pledged for futures contracts in the statement of assets and liabilities.

Pursuant to the contract, a fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation or depreciation and, if any, shown as variation margin receivable or payable on futures contracts in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

Forward Foreign Currency Exchange Contracts: The iShares MSCI Sweden ETF uses forward foreign currency exchange contracts to better match benchmark currency exposures in order to facilitate tracking of the investment results of its Index. A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency against another currency at an agreed upon price and quantity. The contracts are traded over-the-counter (“OTC”) and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts (“NDFs”) are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a contract changes unfavorably due to movements in the value of the referenced foreign currencies. A fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the fund.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, a fund may enter into an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

The collateral requirements under an ISDA Master Agreement are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a fund and the counterparty. Except for NDFs, the forward foreign currency exchange contracts held by the Funds generally do not require collateral. Cash collateral pledged to the counterparty, if any, is presented as cash pledged as collateral for OTC derivatives on the statement of assets and liabilities. Cash received as collateral from the counterparty may be reinvested in money market funds, including those managed by the Funds’ investment adviser, or its affiliates. Such collateral, if any, is presented in the statement of assets and liabilities as affiliated investments at value and as a liability for cash received as collateral on OTC derivatives. To the extent amounts due to the Funds from the counterparty are not fully collateralized, contractually or otherwise, each Fund bears the risk of loss from counterparty non-performance. Each Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the statement of assets and liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

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Notes to Financial Statements  (continued)

Aggregate Average Daily Net Assets	Investment Advisory Fee

First $7 billion	0.59%
Over $7 billion, up to and including $11 billion	0.54
Over $11 billion, up to and including $24 billion	0.49
Over $24 billion, up to and including $48 billion	0.44
Over $48 billion, up to and including $72 billion	0.40
Over $72 billion, up to and including $96 billion	0.36
Over $96 billion	0.32

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statement of operations. For the year ended August 31, 2020, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
MSCI Austria	$21,843
MSCI Belgium	6,876
MSCI France	67,252
MSCI Netherlands	11,832
MSCI Sweden	1,561

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2020, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
MSCI Austria	$671,705	$786,796	$(665,243)
MSCI Belgium	4,615,066	513,463	(93,337)
MSCI France	2,591,467	3,116,549	(2,865,025)
MSCI Netherlands	5,798,744	5,406,322	(597,579)
MSCI Sweden	4,107,737	6,154,535	(3,066,697)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

N O T E S T O F I N A N C I A L S T A T E M E N T S	48

Notes to Financial Statements  (continued)

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended August 31, 2020, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

MSCI Austria	$8,966,065	$9,244,234
MSCI Belgium	7,263,056	7,661,470
MSCI France	21,364,714	18,236,034
MSCI Netherlands	34,102,858	34,093,126
MSCI Sweden	18,413,861	16,527,199

For the year ended August 31, 2020, purchases and sales related to in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

MSCI Austria	$35,266,978	$32,852,075
MSCI Belgium	4,098,060	17,430,820
MSCI France	403,206,511	635,798,126
MSCI Netherlands	149,965,595	112,070,997
MSCI Sweden	100,228,620	98,330,334

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2020, the following permanent differences attributable to realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Loss

MSCI Austria	$(4,332,145)	$4,332,145
MSCI Belgium	1,173,235	(1,173,235)
MSCI France	38,637,427	(38,637,427)
MSCI Netherlands	13,360,900	(13,360,900)
MSCI Sweden	(14,080,287)	14,080,287

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 08/31/20	Year Ended 08/31/19

MSCI Austria
Ordinary income	$418,122	$2,792,866

MSCI Belgium
Ordinary income	$830,721	$1,172,255

MSCI France
Ordinary income	$6,248,852	$22,272,214

MSCI Netherlands
Ordinary income	$1,766,500	$4,709,077

MSCI Sweden
Ordinary income	$3,366,893	$7,255,549

49	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

As of August 31, 2020, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Total

MSCI Austria	$140,614	$(41,739,653)	$(22,064,317)	$(63,663,356)
MSCI Belgium	294,046	(18,501,985)	(8,007,772)	(26,215,711)
MSCI France	3,624,604	(50,747,309)	(125,479,705)	(172,602,410)
MSCI Netherlands	777,386	(23,177,633)	(449,442)	(22,849,689)
MSCI Sweden	1,385,802	(36,604,434)	(15,171,526)	(50,390,158)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts and foreign currency contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and foreign withholding tax reclaims.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2020, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

MSCI Austria	$66,656,665	$401,815	$(22,523,866)	$(22,122,051)
MSCI Belgium	41,903,855	3,518,107	(11,532,332)	(8,014,225)
MSCI France	1,018,221,201	57,376,638	(182,891,502)	(125,514,864)
MSCI Netherlands	190,764,191	21,088,084	(21,551,171)	(463,087)
MSCI Sweden	259,698,734	19,564,079	(35,555,040)	(15,990,961)

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

N O T E S T O F I N A N C I A L S T A T E M E N T S	50

Notes to Financial Statements  (continued)

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honor its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the statement of assets and liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the schedule of investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 08/31/20		Year Ended 08/31/19

iShares ETF	Shares	Amount	Shares	Amount

MSCI Austria
Shares sold	2,000,000	$36,144,704	1,000,000	$21,691,523
Shares redeemed	(2,150,000)	(33,740,556)	(4,500,000)	(91,942,619)

Net increase (decrease)	(150,000)	$2,404,148	(3,500,000)	$(70,251,096)

MSCI Belgium
Shares sold	240,000	$4,113,227	560,000	$9,945,400
Shares redeemed	(960,000)	(17,568,611)	(1,040,000)	(19,061,999)

Net decrease	(720,000)	$(13,455,384)	(480,000)	$(9,116,599)

MSCI France
Shares sold	13,600,000	$404,731,082	19,200,000	$569,122,479
Shares redeemed	(21,800,000)	(637,568,448)	(11,000,000)	(317,585,883)

Net increase (decrease)	(8,200,000)	$(232,837,366)	8,200,000	$251,536,596

51	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

	Year Ended 08/31/20		Year Ended 08/31/19

iShares ETF	Shares	Amount	Shares	Amount

MSCI Netherlands
Shares sold	4,600,000	$150,728,480	4,050,000	$117,319,587
Shares redeemed	(3,650,000)	(112,509,379)	(3,850,000)	(116,001,038)

Net increase	950,000	$38,219,101	200,000	$1,318,549

MSCI Sweden
Shares sold	3,225,000	$105,874,093	2,400,000	$71,346,070
Shares redeemed	(3,600,000)	(101,276,338)	(2,925,000)	(86,311,765)

Net increase (decrease)	(375,000)	$4,597,755	(525,000)	$(14,965,695)

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

11.	FOREIGN WITHHOLDING TAX CLAIMS

The iShares MSCI Sweden ETF has filed claims to recover taxes withheld by Sweden on dividend income based upon certain provisions in the Treaty on the Functioning of the European Union. The Fund has recorded receivables for all recoverable taxes withheld by Sweden based upon previous determinations made by the Swedish tax authorities. Professional and other fees associated with the filing of these claims for foreign withholding taxes have been approved by the Board as appropriate expenses of the Fund. Swedish tax claim receivables and related liabilities are disclosed in the statement of assets and liabilities. Collection of these receivables, and any payment of associated liabilities, depends upon future determinations made by the Swedish tax authorities, the outcome of which is uncertain. If such future determinations are unfavorable, the potential negative impact to the Fund, as of August 31, 2020, is $8,160,576 or $1.18 per share.

The Fund, under the approval of the Board, is seeking a closing agreement with the Internal Revenue Service (“IRS”) to address any prior years’ U.S. income tax liabilities attributable to Fund shareholders resulting from the recovery of foreign taxes. The closing agreement would result in the Fund paying a compliance fee to the IRS, on behalf of its shareholders, representing the estimated tax savings generated from foreign tax credits claimed by Fund shareholders on their tax returns in prior years. The Fund has accrued a liability for the estimated IRS compliance fee related to foreign withholding tax claims, which is disclosed in the statement of assets and liabilities. The actual IRS compliance fee may differ from the estimate and that difference may be material.

12.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. In an opinion dated January 23, 2020, the California Court of Appeal affirmed the dismissal of Plaintiffs’ claims. On March 3, 2020, plaintiffs filed a petition for review by the California Supreme Court. On May 27, 2020, the California Supreme Court denied Plaintiff’s petition for review. The case is now closed.

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	52

Report of Independent Registered Public Accounting Firm

To the Board of Directors of iShares, Inc. and

Shareholders of iShares MSCI Austria ETF, iShares MSCI Belgium ETF,

iShares MSCI France ETF, iShares MSCI Netherlands ETF and iShares MSCI Sweden ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares MSCI Austria ETF, iShares MSCI Belgium ETF, iShares MSCI France ETF, iShares MSCI Netherlands ETF and iShares MSCI Sweden ETF (five of the funds constituting iShares, Inc., hereafter collectively referred to as the “Funds”) as of August 31, 2020, the related statements of operations for the year ended August 31, 2020, the statements of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2020 and each of the financial highlights for each of the five years in the period ended August 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 21, 2020

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information (unaudited)

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2020:

iShares ETF	Qualified Dividend Income
MSCI Austria	$328,903
MSCI Belgium	762,251
MSCI France	15,093,771
MSCI Netherlands	3,070,356
MSCI Sweden	2,843,326

For the fiscal year ended August 31, 2020, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI Austria	$426,835	$36,336
MSCI Belgium	840,461	126,088
MSCI France	15,216,502	2,021,665
MSCI Netherlands	3,219,721	441,793
MSCI Sweden	3,160,838	6,177

I M P O R T A N T T A X I N F O R M A T I O N	54

Board Review and Approval of Investment Advisory Contract

iShares MSCI Austria ETF, iShares MSCI Belgium ETF, iShares MSCI Netherlands ETF, iShares MSCI Sweden ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on April 17, 2020 and May 19, 2020, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 8-10, 2020, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Contract for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the overall fund expenses (net of waivers and reimbursements) for the Fund were higher than the median of overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2019, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 8-10, 2020 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares

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Board Review and Approval of Investment Advisory Contract  (continued)

funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

iShares MSCI France ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	56

Board Review and Approval of Investment Advisory Contract  (continued)

service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on April 17, 2020 and May 19, 2020, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 8-10, 2020, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Contract for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the overall fund expenses (net of waivers and reimbursements) for the Fund were higher than the median of overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2019, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 8-10, 2020 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue,

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Board Review and Approval of Investment Advisory Contract  (continued)

including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board further noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	58

Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

August 31, 2020

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share

MSCI Austria(a)	$0.085837	$—	$0.030308	$0.116145	74%	—%	26%	100%
MSCI Belgium(a)	0.283588	—	0.071921	0.355509	80	—	20	100
MSCI Sweden(a)	0.373126	—	0.138030	0.511156	73	—	27	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

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Director and Officer Information

The Board of Directors has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFAor its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 368 funds as of August 31, 2020. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Director and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., ParkAvenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

Robert S. Kapito(a) (63)	Director (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Trustee of iShares Trust (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (50)	Director (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Trustee of iShares Trust (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

Cecilia H. Herbert (71)	Director (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares Trust and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (64)	Director (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares Trust (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (65)	Director (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	60

Director and Officer Information  (continued)

Independent Directors (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

John E. Kerrigan (65)	Director (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (61)	Director (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (59)	Director (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (since 2017); and Director of Reading Partners (2012-2016).	Trustee of iShares Trust (since 2003); Trustee of iShares U.S. ETF Trust (since 2011); Director of Cloudera Foundation (since 2017); and Director of Reading Partners (2012-2016).

Madhav V. Rajan (56)	Director (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Trustee of iShares Trust (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (49)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (46)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (53)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre (45)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (51)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (59)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Marybeth Leithead (57)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

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General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The iShares Funds’ Forms N-Q are available on the SEC’s website at sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	62

Glossary of Terms Used in this Report

Counterparty Abbreviations

SCB	Standard Chartered Bank

Currency Abbreviations

EUR	Euro

SEK	Swedish Krona

USD	United States Dollar

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Want to know more?

iShares.com    |    1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2020 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-802-0820

AUGUST 31, 2020

2020 Annual Report

iShares, Inc.

•	iShares MSCI Eurozone ETF | EZU | Cboe BZX
•	iShares MSCI Germany ETF | EWG | NYSE Arca
•	iShares MSCI Italy ETF | EWI | NYSE Arca
•	iShares MSCI Spain ETF | EWP | NYSE Arca
•	iShares MSCI Switzerland ETF | EWL | NYSE Arca

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary. Please note that not all financial intermediaries may offer this service.

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of August 31, 2020 has been a time of sudden change in global financial markets, as the emergence and spread of the coronavirus led to a vast disruption in the global economy and financial markets. For most of the first half of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, countries around the world took economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off, and unemployment claims spiked, causing a global recession and a sharp fall in equity prices.

After markets hit their lowest point during the reporting period in late March 2020, a steady recovery ensued, as businesses began to re-open and governments learned to adapt to life with the virus. Equity prices continued to rise throughout the summer, fed by strong fiscal and monetary support and improving economic indicators. By the end of the reporting period, all major investment categories posted positive returns, and many equity indices were near all-time highs. In the United States, large-capitalization stocks advanced significantly, outperforming small-capitalization stocks, which also gained for the reporting period. International equities from developed economies also turned in a positive performance while lagging emerging market stocks, which rebounded sharply.

During the market downturn, the performance of different types of fixed-income securities initially diverged due to a reduced investor appetite for risk. U.S. Treasuries benefited from the risk-off environment, and posted solid returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) touched an all-time low. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and both investment-grade and high-yield bonds recovered to post positive returns.

The Fed reduced interest rates twice in late 2019 to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also implemented a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion is likely to continue as economic activity resumes. Several risks remain, however, including a potential resurgence of the coronavirus amid loosened restrictions, policy fatigue among governments already deep into deficit spending, and structural damage to the financial system from lengthy economic interruptions.

Overall, we favor a moderately positive stance toward risk, and in particular toward credit given the extraordinary central bank measures taken in recent months. This support extends beyond investment-grade corporates and into high-yield, leading to attractive opportunities in that end of the market. We believe that international diversification and sustainable investments can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments. We remain neutral on equities overall while favoring European stocks, which are poised for cyclical upside as re-openings continue.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit ishares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of August 31, 2020
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	19.63%	21.94%
U.S. small cap equities (Russell 2000® Index)	6.57	6.02
International equities (MSCI Europe, Australasia, Far East Index)	7.10	6.13
Emerging market equities (MSCI Emerging Markets Index)	11.23	14.49
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.34	1.26
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	4.67	8.93
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.98	6.47
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.29	3.15
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.04	4.65
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares, Inc.

Global Market Overview

Global equity markets advanced strongly during the 12 months ended August 31, 2020 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 16.52% in U.S. dollar terms for the reporting period.

Global stocks gained steadily for much of the first half of the reporting period, supported by slowing but resilient growth and accommodative monetary policy from major central banks. Equity markets ended 2019 on a positive note, as a trade agreement between the U.S. and China helped alleviate one of the world economy’s most significant risks.

However, the spread of the coronavirus upended global equity markets in early 2020. As the extent of the outbreak became apparent in February 2020, restrictions on travel and work disrupted the global economy and precipitated a sharp decline in equity prices. Beginning in late March 2020, equity prices posted a strong recovery, buoyed by massive stimulus from the world’s largest central banks and governments, the phased reopening of countries’ economies, and optimism surrounding prospective vaccines. By the end of the reporting period, equities posted positive returns in all of the world’s major regions despite the onset of a significant global recession.

In the U.S., following the issuance of stay-at-home orders, nonessential business closures, and other coronavirus-related restrictions on public gatherings, whole portions of the economy shut down. Businesses associated with travel and leisure were particularly affected, as air traffic declined, and conferences and events were postponed. The disruption created by these sudden changes led to an annualized economic contraction of 31.7% in the second quarter of 2020.

In response to the pandemic, the federal government enacted over U.S. $2 trillion in stimulus spending. The U.S. Federal Reserve Bank (“Fed”) also acted to stabilize markets by implementing two emergency interest rate reductions and launching a bond-buying program that included U.S. Treasuries, corporate and municipal bonds, and securities backed by mortgages and auto loans. The unprecedented level of Fed intervention and support from government stimulus led to a significant recovery in U.S. stock prices, many of which reached record highs by the end of the reporting period.

Europe was similarly affected by the coronavirus, as many of the area’s largest economies instituted social distancing policies that significantly limited economic activity, leading to a rapid decline in stock prices. To mitigate the economic impact of this disruption, many countries individually implemented fiscal stimulus plans. In July 2020, Eurozone countries reached a historic deal for a collective €750 billion in stimulus spending, in addition to a large European Central Bank (“ECB”) bond-buying plan. European stocks recovered late in the reporting period to post positive returns overall but trailed most other regions of the globe.

Asia-Pacific stocks posted strong returns despite a sharp decline during the first quarter of 2020 as the coronavirus outbreaks worsened. Although widespread business and factory closures led to economic weakness initially, the Chinese economy showed signs of recovery late in the reporting period, leading to a significant rise in Asia-Pacific equity markets, which are highly sensitive to economic conditions in China.

Emerging market stocks outside of Asia declined, driven by sharply weaker currencies and lower commodities prices, which weighed on economies reliant on these exports. Latin America drove emerging markets declines, hindered by mass business closures and bankruptcies, political and social unrest, and among the world’s highest level of coronavirus cases.

M A R K E T O V E R V I E W	4

Fund Summary as of August 31, 2020	iShares® MSCI Eurozone ETF

Investment Objective

The iShares MSCI Eurozone ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization equities from developed market countries that use the euro as their official currency, as represented by the MSCI EMU Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	5.61%	4.39%	5.33%	5.61%	23.96%	68.02%
Fund Market	5.22	4.33	5.37	5.22	23.58	68.71
Index	5.83	4.50	5.44	5.83	24.62	69.78

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,075.90	$ 2.71		$ 1,000.00	$ 1,022.50	$ 2.64		0.52%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 15 for more information.

5	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2020 (continued)	iShares® MSCI Eurozone ETF

Portfolio Management Commentary

Stocks in the Eurozone advanced for the reporting period despite the deep global recession driven by the coronavirus pandemic. Economic activity was already stagnant at the end of 2019 due to declining exports amid slowing global trade, lower manufacturing activity, and labor strikes. Following pandemic-related closures, leading Eurozone economies posted the steepest economic contraction on record in the second quarter of 2020. The first quarter’s steep equity market declines were reversed during the second quarter amid government stimulus and signs of economic revival. As restrictions eased, consumer and business confidence rebounded, while massive job protection programs supported consumer spending and limited the rise in unemployment seen in other countries around the world. Eurozone equity performance for U.S.-based investors was also helped by U.S. dollar depreciation relative to the euro, driven by the U.S.’s expansive monetary policy, ultralow interest rates, and the rapid spread of the coronavirus.

German stocks contributed the most to the Index’s performance, led by the industrials sector, where strong gains in domestic capital goods orders bolstered industrial production as factories reopened and manufacturing activity resumed. The industrial conglomerates industry advanced amid strong sales of industrial software and high-speed trains. German information technology stocks were also meaningful contributors, as social distancing mandates drove sharply higher use of technology products and services. The software industry gained notably due to increased demand for cloud-based services as remote work arrangements were scaled up during the pandemic.

Information technology stocks in the Netherlands also contributed notably to the Index’s performance. The semiconductor equipment industry continued to supply the expansion of 5G networks, data centers, and cloud computing. Following restrictions on social interaction, businesses increased investment in remote working and communications infrastructure, while consumers staying at home drove demand for computer equipment and gaming consoles, further supporting the semiconductor equipment industry’s gains.

On the downside, Spanish stocks weighed on the Index’s return. The financials sector detracted the most, driven by banks. Lower demand for consumer mortgages and other financial products prompted Spanish banks to increase loan-loss provisions.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Consumer Discretionary	15.2%
Industrials	14.4
Financials	13.6
Information Technology	12.7
Consumer Staples	9.9
Health Care	8.9
Utilities	7.4
Materials	7.2
Communication Services	4.9
Energy	3.8
Real Estate	2.0

(a)	Excludes money market funds.

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
France	33.3%
Germany	29.3
Netherlands	14.0
Spain	7.1
Italy	6.6
Finland	3.3
Belgium	2.8
Ireland	2.1
Portugal	0.5
Austria	0.5

F U N D S U M M A R Y	6

Fund Summary as of August 31, 2020	iShares® MSCI Germany ETF

Investment Objective

The iShares MSCI Germany ETF (the “Fund”) seeks to track the investment results of an index composed of German equities, as represented by the MSCI Germany Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	15.98%	4.98%	6.78%	15.98%	27.53%	92.64%
Fund Market	15.91	4.94	6.84	15.91	27.24	93.70
Index	16.20	5.16	6.94	16.20	28.62	95.56

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,173.20	$ 2.84		$ 1,000.00	$ 1,022.50	$ 2.64		0.52%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 15 for more information.

7	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2020 (continued)	iShares® MSCI Germany ETF

Portfolio Management Commentary

Stocks in Germany advanced strongly for the reporting period despite a deep recession driven by the coronavirus pandemic. Economic activity, already stagnant at the end of 2019 amid lower manufacturing activity and slowing global trade, diminished sharply following coronavirus closures, leading Europe’s largest economy to post its steepest economic contraction on record in the second quarter of 2020. After a sharp downturn beginning in February 2020, equity markets recovered throughout most of the second half of the reporting period, buoyed by government stimulus and signs of economic revival. U.S. dollar depreciation against the euro, driven by the U.S.’s expansive monetary policy, ultra-low interest rates, and the rapid spread of the coronavirus, also helped German equity performance for U.S.-based investors.

The industrials sector contributed the most to the Index’s return amid gains in domestic capital goods orders, which bolstered industrial production after coronavirus-related restrictions eased. Strength in the industrial conglomerates industry, largely driven by strong sales of industrial software and high-speed trains, benefited the sector’s return.

The information technology sector was also a leading contributor, driven by the software industry, which advanced amid increased demand for cloud-based services along with cost savings from decreased spending on travel and staff. Consolidation activity and recovering demand for chips used by automakers helped semiconductor industry revenues.

The financials and consumer discretionary sectors also bolstered the Index’s return. In the financials sector, capital markets companies benefited from coronavirus-induced market volatility, which led to higher trading volumes for financial exchange operators. In the consumer discretionary sector, internet and direct marketing retailers advanced amid changing consumer habits during the pandemic’s closures, which led to higher online orders for food delivery and apparel.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Consumer Discretionary	16.3%
Information Technology	16.2
Financials	14.9
Industrials	14.4
Health Care	11.7
Materials	8.1
Communication Services	5.7
Real Estate	5.3
Utilities	4.4
Consumer Staples	3.0

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
SAP SE	12.8%
Siemens AG	7.8
Allianz SE	6.7
Bayer AG	4.8
Deutsche Telekom AG	4.4
adidas AG	4.3
BASF SE	4.2
Deutsche Post AG	3.3
Daimler AG	3.2
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	3.0

(a)	Excludes money market funds.

F U N D S U M M A R Y	8

Fund Summary as of August 31, 2020	iShares® MSCI Italy ETF

Investment Objective

The iShares MSCI Italy ETF (the “Fund”) seeks to track the investment results of an index composed of Italian equities, as represented by the MSCI Italy 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(2.29)%	0.41%	1.40%	(2.29)%	2.08%	14.91%
Fund Market	(2.60)	0.32	1.48	(2.60)	1.62	15.83
Index	(2.08)	0.56	1.45	(2.08)	2.83	15.45

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through February 11, 2013 reflects the performance of the MSCI Italy Index. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Italy 25/50 Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 967.80	$ 2.57		$ 1,000.00	$ 1,022.50	$ 2.64		0.52%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 15 for more information.

9	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2020 (continued)	iShares® MSCI Italy ETF

Portfolio Management Commentary

Stocks in Italy declined for the reporting period amid a deep recession driven by the coronavirus pandemic. Economic activity, already stagnant at the end of 2019 due to weak domestic demand, high government debt, and political uncertainty, came to a standstill during the country’s strict coronavirus lockdown. With non-essential businesses shuttered and tourism stopped, Italy’s economy entered a deep recession, contracting at the steepest rate on record in the second quarter of 2020. After a sharp downturn beginning in February 2020, equity markets recovered throughout most of the second half of the reporting period, buoyed by government stimulus and signs of economic revival. U.S. dollar depreciation against the euro, driven by the U.S.’s expansive monetary policy, ultra-low interest rates, and the rapid spread of the coronavirus, also helped Italian equity performance for U.S.-based investors.

The energy sector detracted the most from the Index’s return. Already low oil prices declined sharply in early 2020 as the coronavirus outbreak precipitated a steep drop in demand for energy, leading integrated oil and gas companies to post large losses and suspend dividends. As oil drillers lowered production, demand for oil well services also declined, weighing on oil and gas equipment and services stocks.

Transportation and capital goods stocks weighed on the industrials sector, which detracted due to a sharp decline in travel activity and temporary closures of vehicle manufacturing facilities. The financials sector detracted more modestly, weighed down by lower profits in the insurance industry due in part to impairments to account for the impact of market losses.

On the upside, the utilities sector advanced. Earnings in the electric utilities industry strengthened amid increased investments in green energy projects and lower reliance on carbon-based fuels.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Utilities	28.8%
Financials	28.7
Consumer Discretionary	14.1
Industrials	9.1
Energy	7.5
Communication Services	3.7
Health Care	3.6
Information Technology	2.3
Consumer Staples	2.2

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Enel SpA	21.8%
Intesa Sanpaolo SpA	10.0
Ferrari NV	6.6
Eni SpA	6.4
Assicurazioni Generali SpA	4.6
UniCredit SpA	4.6
Fiat Chrysler Automobiles NV	4.1
Snam SpA	3.5
Terna Rete Elettrica Nazionale SpA	3.4
FinecoBank Banca Fineco SpA	3.3

(a)	Excludes money market funds.

F U N D S U M M A R Y	10

Fund Summary as of August 31, 2020	iShares® MSCI Spain ETF

Investment Objective

The iShares MSCI Spain ETF (the “Fund”) seeks to track the investment results of an index composed of Spanish equities, as represented by the MSCI Spain 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(10.44)%	(2.96)%	(0.34)%	(10.44)%	(13.94)%	(3.38)%
Fund Market	(10.42)	(3.00)	(0.28)	(10.42)	(14.14)	(2.80)
Index	(10.03)	(2.59)	(0.44)	(10.03)	(12.29)	(4.36)

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through February 11, 2013 reflects the performance of the MSCI Spain Index. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Spain 25/50 Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 898.60	$ 2.53		$ 1,000.00	$ 1,022.50	$ 2.69		0.53%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 15 for more information.

11	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2020 (continued)	iShares® MSCI Spain ETF

Portfolio Management Commentary

Spanish stocks declined for the reporting period amid a deep recession driven by the coronavirus pandemic. The economy expanded modestly during 2019, supported by growth in services and exports. However, economic activity came to a standstill following the country’s strict coronavirus lockdowns. With non-essential businesses shuttered and tourism stopped, Spain’s economy entered a deep recession, contracting at the steepest rate on record in the second quarter of 2020. Following sharp first-quarter declines, Spanish equities rebounded, helped by government stimulus for hard-hit sectors like tourism and autos. U.S. dollar depreciation against the euro, driven by the U.S.’s expansive monetary policy, ultra-low interest rates, and the rapid spread of the coronavirus, also benefited U.S.-based investors, but Spanish equities remained below pre-pandemic levels.

The financials sector detracted the most from the Index’s return, led by the banking industry. The pandemic’s uncertainty led to lower demand for consumer mortgages and other financial products and higher provisions for loan defaults. Some banks lowered executive compensation and suspended dividend payments to preserve cash. Higher-than-expected losses from previous U.K.-based acquisitions also weighed on the industry.

The energy sector’s decline was driven by integrated oil and gas stocks, as the coronavirus pandemic precipitated a steep drop in oil demand, leading producers to post large losses. The information technology sector was a modest detractor as lower demand for travel booking services weighed on the data processing and outsourced services industry.

On the upside, the utilities sector advanced. Companies in the electric utilities industry gained amid increasing investments in green energy projects. An E.U. stimulus program passed in July 2020 provided significant support for projects that help reduce carbon emissions, benefiting the industry.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Utilities	34.2%
Financials	22.3
Industrials	13.4
Consumer Discretionary	9.5
Communication Services	8.8
Information Technology	4.9
Energy	3.7
Health Care	3.2

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Iberdrola SA	22.4%
Banco Santander SA	11.5
Industria de Diseno Textil SA	9.5
Amadeus IT Group SA	4.9
Cellnex Telecom SA	4.6
Banco Bilbao Vizcaya Argentaria SA	4.4
Telefonica SA	4.2
Ferrovial SA	4.1
Aena SME SA	3.9
Repsol SA	3.7

(a)	Excludes money market funds.

F U N D S U M M A R Y	12

Fund Summary as of August 31, 2020	iShares® MSCI Switzerland ETF

Investment Objective

The iShares MSCI Switzerland ETF (the “Fund”) seeks to track the investment results of an index composed of Swiss equities, as represented by the MSCI Switzerland 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	14.07%	7.92%	9.25%	14.07%	46.42%	142.31%
Fund Market	13.24	7.91	9.24	13.24	46.34	142.07
Index	14.05	8.08	9.28	14.05	47.50	142.86

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through February 11, 2013 reflects the performance of the MSCI Switzerland Index. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Switzerland 25/50 Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,133.40	$ 2.79		$ 1,000.00	$ 1,022.50	$ 2.64		0.52%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 15 for more information.

13	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2020 (continued)	iShares® MSCI Switzerland ETF

Portfolio Management Commentary

Stocks in Switzerland advanced strongly despite a deep recession driven by the coronavirus pandemic. Economic activity, already slowing during 2019 due to lower exports and investments, diminished sharply following pandemic-related closures, leading to the steepest economic contraction on record in the second quarter of 2020. After a sharp downturn beginning in February 2020, equity markets recovered through most of the second half of the reporting period amid government stimulus and signs of economic revival. Expansive U.S. monetary policy, ultralow interest rates, and the rapid spread of the coronavirus drove U.S. dollar depreciation relative to the Swiss franc, magnifying gains for U.S.-based investors.

The healthcare sector contributed the most to the Index’s return. Sharply higher demand for diagnostic products to detect the coronavirus along with optimism regarding progress in developing a vaccine against COVID-19 bolstered returns in the pharmaceuticals, biotechnology, and life sciences industry. Strong sales of drugs to treat multiple sclerosis as well as several cancer treatments further supported the industry.

The materials sector was a key contributor to the Index’s performance. Increased demand for consumer goods drove higher sales of specialty chemicals, such as flavors and fragrances used in household and personal care products. A resumption of global construction activity also benefited the chemicals industry.

Higher construction demand also supported the industrials sector, which gained amid improving sales of building materials in the capital goods industry. Investor optimism that the pandemic would accelerate the shift toward workplace automation, along with a pickup in orders from China, bolstered makers of industrial robots and electric car charging stations. The consumer staples sector also enhanced performance, advancing as consumers stockpiled food and essential household products during stay-at-home orders.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Health Care	32.1%
Consumer Staples	24.0
Financials	16.7
Industrials	10.2
Materials	9.0
Consumer Discretionary	3.8
Information Technology	2.2
Communication Services	1.3
Real Estate	0.7

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Nestle SA	21.4%
Roche Holding AG	13.6
Novartis AG	9.9
Zurich Insurance Group AG	4.1
ABB Ltd.	3.5
Lonza Group AG	3.5
UBS Group AG	3.4
Givaudan SA	3.0
Cie. Financiere Richemont SA	2.7
Sika AG	2.7

(a)	Excludes money market funds.

F U N D S U M M A R Y	14

About Fund Performance

Past performance is no guarantee of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

15	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2020	iShares® MSCI Eurozone ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Austria — 0.5%
ANDRITZ AG	71,919	$2,411,764
Erste Group Bank AG(a)	271,537	6,618,299
OMV AG(a)	141,339	4,607,879
Raiffeisen Bank International AG(a)	144,793	2,597,479
Verbund AG	67,141	3,613,379
voestalpine AG	114,673	2,853,951

		22,702,751

Belgium — 2.8%
Ageas SA/NV	170,559	7,180,100
Anheuser-Busch InBev SA/NV	742,059	43,312,770
Colruyt SA	54,426	3,449,813
Elia Group SA/NV	29,943	3,226,512
Galapagos NV(a)(b)	41,347	5,632,237
Groupe Bruxelles Lambert SA	109,955	10,201,827
KBC Group NV	242,460	13,947,565
Proximus SADP	147,336	2,923,267
Sofina SA	14,942	4,494,278
Solvay SA	72,671	6,313,209
Telenet Group Holding NV	43,831	1,707,834
UCB SA	122,845	14,621,134
Umicore SA	192,702	8,870,485

		125,881,031

Finland — 3.3%
Elisa OYJ	139,085	8,198,838
Fortum OYJ	435,538	9,227,423
Kone OYJ, Class B	330,803	28,421,630
Neste OYJ	412,098	22,084,555
Nokia OYJ	5,503,569	26,805,179
Orion OYJ, Class B	102,536	4,821,732
Sampo OYJ, Class A	458,013	18,475,975
Stora Enso OYJ, Class R	569,423	8,396,751
UPM-Kymmene OYJ	519,211	15,778,356
Wartsila OYJ Abp	432,714	3,707,403

		145,917,842

France — 33.2%
Accor SA(a)	184,135	5,668,369
Aeroports de Paris	29,221	3,068,335
Air Liquide SA	461,124	76,683,500
Airbus SE(a)	573,955	47,253,275
Alstom SA(a)	187,715	10,470,580
Amundi SA(a)(c)	59,534	4,635,102
Arkema SA	67,480	7,497,285
Atos SE(a)	96,143	8,336,215
AXA SA	1,883,267	38,460,175
BioMerieux	40,495	6,150,612
BNP Paribas SA(a)	1,095,659	47,913,092
Bollore SA	861,631	3,243,913
Bouygues SA(a)	221,974	8,826,875
Bureau Veritas SA(a)	288,171	6,546,404
Capgemini SE	156,795	21,752,211
Carrefour SA	591,934	9,528,654
Casino Guichard Perrachon SA(a)(b)	7,460	194,049
Cie. de Saint-Gobain(a)	503,142	20,446,885
Cie. Generale des Etablissements Michelin SCA	164,999	18,671,425
CNP Assurances(a)	169,094	2,268,999
Covivio	50,621	3,759,547
Credit Agricole SA(a)	1,119,403	11,497,190
Danone SA	601,300	39,623,790

Security	Shares	Value

France (continued)
Dassault Aviation SA(a)	2,464	$2,246,952
Dassault Systemes SE	128,332	24,226,616
Edenred	237,829	12,307,360
Eiffage SA(a)	80,989	7,479,439
Electricite de France SA	607,987	6,400,131
Engie SA(a)	1,777,221	24,772,334
EssilorLuxottica SA(a)	276,867	37,118,466
Eurazeo SE(a)	38,776	2,050,666
Eurofins Scientific SE(a)	12,816	10,293,816
Faurecia SE(a)	74,292	3,243,897
Gecina SA	44,719	6,161,093
Getlink SE(a)	430,507	6,610,867
Hermes International	30,865	26,555,221
ICADE	29,521	1,915,332
Iliad SA	14,595	3,124,427
Ingenico Group SA(a)	58,960	10,026,983
Ipsen SA	36,877	3,828,146
JCDecaux SA(a)	84,098	1,608,227
Kering SA	73,803	45,421,033
Klepierre SA(b)	191,780	3,162,866
La Francaise des Jeux SAEM(c)	83,523	3,105,561
Legrand SA	259,611	21,702,685
L’Oreal SA	245,162	81,187,528
LVMH Moet Hennessy Louis Vuitton SE	270,564	127,102,677
Natixis SA(a)	932,165	2,569,668
Orange SA	1,940,197	21,649,142
Orpea(a)	50,175	6,039,686
Pernod Ricard SA	207,028	35,529,917
Peugeot SA(a)(b)	574,789	9,878,214
Publicis Groupe SA(a)	212,385	7,460,037
Remy Cointreau SA	22,200	3,661,259
Renault SA(a)	185,704	5,294,692
Safran SA(a)	312,136	36,217,489
Sanofi	1,101,583	111,811,027
Sartorius Stedim Biotech	26,981	9,673,929
Schneider Electric SE	538,551	66,823,336
SCOR SE(a)	155,082	4,158,246
SEB SA	22,324	3,927,335
SES SA	375,593	2,672,684
Societe Generale SA(a)(b)	790,921	12,847,246
Sodexo SA	86,506	6,203,275
STMicroelectronics NV	620,189	18,698,644
Suez SA	333,018	5,776,951
Teleperformance	57,064	17,634,694
Thales SA	103,787	8,130,130
TOTAL SE	2,407,725	95,312,110
Ubisoft Entertainment SA(a)	88,773	7,321,353
Unibail-Rodamco-Westfield(b)	135,598	6,350,518
Valeo SA	222,664	6,817,155
Veolia Environnement SA	524,049	12,660,081
Vinci SA	501,923	47,169,615
Vivendi SA	806,347	22,951,556
Wendel SE	25,640	2,635,586
Worldline SA(a)(c)	133,096	12,259,753

		1,484,284,133

Germany — 27.4%
adidas AG(a)	185,460	56,470,530
Allianz SE, Registered	406,358	88,215,826
Aroundtown SA(a)	1,120,552	6,140,452
BASF SE	894,668	54,633,110

S C H E D U L E O F I N V E S T M E N T S	16

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Eurozone ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
Bayer AG, Registered	956,956	$63,563,976
Bayerische Motoren Werke AG	322,017	23,164,751
Beiersdorf AG	98,061	11,352,327
Brenntag AG	151,062	9,477,564
Carl Zeiss Meditec AG, Bearer	38,903	4,392,060
Commerzbank AG(a)	978,277	5,689,568
Continental AG	106,948	11,664,892
Covestro AG(c)	170,434	8,124,689
Daimler AG, Registered(b)	833,499	42,509,541
Delivery Hero SE(a)(c)	124,375	13,390,146
Deutsche Bank AG, Registered(a)	1,916,560	18,394,190
Deutsche Boerse AG	185,276	35,098,419
Deutsche Lufthansa AG, Registered(a)(b)	291,741	3,045,965
Deutsche Post AG, Registered	962,672	43,887,864
Deutsche Telekom AG, Registered	3,246,615	57,271,165
Deutsche Wohnen SE	332,251	17,737,961
E.ON SE	2,192,303	25,982,889
Evonik Industries AG	205,679	5,977,360
Fraport AG Frankfurt Airport Services Worldwide(a)(b)	40,744	1,859,453
Fresenius Medical Care AG & Co. KGaA	207,233	17,611,540
Fresenius SE & Co. KGaA	408,492	18,955,205
GEA Group AG	149,498	5,463,890
Hannover Rueck SE	58,616	9,996,522
HeidelbergCement AG	145,333	9,250,225
Henkel AG & Co. KGaA	100,947	9,084,753
HOCHTIEF AG	24,389	2,167,185
Infineon Technologies AG	1,221,112	33,822,621
KION Group AG	63,600	5,389,785
Knorr-Bremse AG	46,935	5,976,929
LANXESS AG	81,426	4,772,666
LEG Immobilien AG	67,085	9,889,192
Merck KGaA	125,655	17,078,999
METRO AG	177,318	1,758,431
MTU Aero Engines AG	51,742	9,607,005
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	136,706	39,516,406
Nemetschek SE	56,031	4,462,886
Puma SE(a)	80,935	6,696,227
RWE AG	626,770	24,961,211
SAP SE	1,017,158	167,921,606
Scout24 AG(c)	104,622	9,753,317
Siemens AG, Registered	745,168	103,074,347
Siemens Healthineers AG(c)	146,520	6,676,288
Symrise AG	124,891	17,258,947
TeamViewer AG(a)(c)	126,354	6,856,003
Telefonica Deutschland Holding AG	1,012,631	2,804,807
thyssenkrupp AG(a)	394,765	2,844,047
Uniper SE	196,664	6,453,899
United Internet AG, Registered(d)	100,771	4,958,075
Volkswagen AG(a)	31,877	5,726,122
Vonovia SE	502,567	36,062,716
Zalando SE(a)(c)	147,691	12,918,801

		1,227,815,351

Ireland — 2.1%
CRH PLC	764,025	28,325,819
Flutter Entertainment PLC(a)	150,336	25,404,951
Kerry Group PLC, Class A	155,259	20,425,029
Kingspan Group PLC(a)	150,569	12,956,257

Security	Shares	Value

Ireland (continued)
Smurfit Kappa Group PLC	221,128	$7,849,118

		94,961,174

Italy — 6.5%
Assicurazioni Generali SpA	1,075,164	16,722,388
Atlantia SpA(a)	485,117	7,733,745
CNH Industrial NV(a)	996,772	7,908,325
DiaSorin SpA	24,885	4,508,826
Enel SpA	7,922,494	71,905,098
Eni SpA	2,484,173	23,173,394
Ferrari NV	123,145	24,035,333
FinecoBank Banca Fineco SpA(a)	580,644	8,819,153
Infrastrutture Wireless Italiane SpA(c)	233,300	2,278,160
Intesa Sanpaolo SpA(a)	16,094,502	34,746,901
Leonardo SpA	341,838	2,317,199
Mediobanca Banca di Credito Finanziario SpA	603,625	5,256,917
Moncler SpA(a)	188,349	7,309,560
Nexi SpA(a)(c)	368,687	6,576,492
Pirelli & C SpA(a)(c)	393,573	1,704,382
Poste Italiane SpA(c)	509,084	4,681,974
Prysmian SpA	236,044	6,617,040
Recordati Industria Chimica e Farmaceutica SpA	102,436	5,594,958
Snam SpA	1,996,430	10,242,939
Telecom Italia SpA/Milano	8,132,121	3,878,575
Tenaris SA	460,749	2,711,082
Terna Rete Elettrica Nazionale SpA	1,382,771	10,018,270
UniCredit SpA(a)	2,074,153	20,464,821

		289,205,532

Netherlands — 13.9%
ABN AMRO Bank NV, CVA(c)	416,230	3,974,359
Adyen NV(a)(c)	17,575	29,699,607
Aegon NV	1,745,465	4,870,114
AerCap Holdings NV(a)(b)	127,891	3,781,737
Akzo Nobel NV	187,960	18,644,154
Altice Europe NV(a)	605,715	2,686,094
ArcelorMittal SA(a)	695,295	8,815,970
Argenx SE(a)	43,500	10,077,019
ASML Holding NV	414,625	155,852,249
Davide Campari-Milano NV	565,981	5,815,798
EXOR NV	106,271	6,278,486
Heineken Holding NV(a)	111,921	9,188,938
Heineken NV(a)	252,037	23,378,428
ING Groep NV(a)	3,804,024	30,954,284
Just Eat Takeaway.com NV(a)(c)	123,122	13,729,387
Koninklijke Ahold Delhaize NV	1,071,287	32,312,021
Koninklijke DSM NV	167,673	26,961,072
Koninklijke KPN NV	3,503,285	9,204,893
Koninklijke Philips NV(a)	891,970	42,280,715
Koninklijke Vopak NV	69,452	3,822,474
NN Group NV	280,768	10,594,005
Prosus NV(a)	474,760	47,603,469
QIAGEN NV(a)	222,248	11,315,004
Randstad NV(a)	116,429	6,080,756
Unilever NV	1,422,847	82,547,265
Wolters Kluwer NV	265,589	21,853,034

		622,321,332

Portugal — 0.5%
EDP - Energias de Portugal SA(b)	2,724,331	13,821,136
Galp Energia SGPS SA	483,257	5,185,380

17	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Eurozone ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Portugal (continued)
Jeronimo Martins SGPS SA	243,424	$4,004,398

		23,010,914

Spain — 7.1%
ACS Actividades de Construccion y Servicios SA	266,281	6,534,777
Aena SME SA(a)(c)	66,313	9,921,314
Amadeus IT Group SA	438,820	24,618,696
Banco Bilbao Vizcaya Argentaria SA	6,513,149	19,107,408
Banco Santander SA(a)	16,243,072	36,186,586
Bankinter SA	664,673	3,582,686
CaixaBank SA	3,521,915	7,758,570
Cellnex Telecom SA(c)	307,999	19,773,112
Enagas SA	213,004	5,219,669
Endesa SA	311,140	8,644,070
Ferrovial SA	473,990	12,686,519
Grifols SA	292,806	7,952,621
Iberdrola SA	5,798,192	73,157,400
Industria de Diseno Textil SA	1,062,549	29,926,304
Mapfre SA	1,065,925	2,024,372
Naturgy Energy Group SA	288,674	5,579,075
Red Electrica Corp. SA	392,304	7,518,548
Repsol SA	1,458,662	11,551,997
Siemens Gamesa Renewable Energy SA	234,863	6,303,049
Telefonica SA	4,755,017	18,828,879

		316,875,652

United Kingdom — 0.4%
Coca-Cola European Partners PLC	200,217	8,240,932
Fiat Chrysler Automobiles NV(a)	1,073,827	11,854,856

		20,095,788

Total Common Stocks — 97.7% (Cost: $4,996,230,503)		4,373,071,500

Preferred Stocks

Germany — 1.7%
Bayerische Motoren Werke AG, Preference Shares, NVS	55,053	3,101,095
Fuchs Petrolub SE, Preference Shares, NVS	68,560	3,248,617
Henkel AG & Co. KGaA, Preference Shares, NVS	173,347	17,737,823

Security	Shares	Value

Germany (continued)
Porsche Automobil Holding SE, Preference Shares, NVS	149,517	$9,173,206
Sartorius AG, Preference Shares, NVS	34,708	14,735,713
Volkswagen AG, Preference Shares, NVS	180,526	30,083,529

		78,079,983

Italy — 0.1%
Telecom Italia SpA/Milano, Preference Shares, NVS	5,871,526	2,779,329

Total Preferred Stocks — 1.8% (Cost: $102,819,477)		80,859,312

Short-Term Investments

Money Market Funds — 2.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.37%(e)(f)(g)	89,385,696	89,475,081
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.07%(e)(f)	1,650,000	1,650,000

		91,125,081

Total Short-Term Investments — 2.0% (Cost: $91,095,071)		91,125,081

Total Investments in Securities — 101.5% (Cost: $5,190,145,051)		4,545,055,893

Other Assets, Less Liabilities — (1.5)%		(67,816,233)

Net Assets — 100.0%		$4,477,239,660

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period-end.
(g)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$40,320,523	$49,080,557	(a)	$—		$55,028	$18,973	$89,475,081	89,385,696	$1,189,990	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	2,795,000	—		(1,145,000	)(a)	—	—	1,650,000	1,650,000	22,984		—

						$55,028	$18,973	$91,125,081		$1,212,974		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	18

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Eurozone ETF

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro STOXX 50 Index	560	09/18/20	$21,867	$78,333

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$78,333

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$1,807,220

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(205,049)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$21,997,944

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$4,373,071,500	$—	$—	$4,373,071,500
Preferred Stocks	80,859,312	—	—	80,859,312
Money Market Funds	91,125,081	—	—	91,125,081

	$4,545,055,893	$—	$—	$4,545,055,893

Derivative financial instruments(a)
Assets
Futures Contracts	$78,333	$—	$—	$78,333

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

19	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2020	iShares® MSCI Germany ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.7%
MTU Aero Engines AG	113,604	$21,093,004

Air Freight & Logistics — 3.3%
Deutsche Post AG, Registered	2,116,543	96,492,420

Airlines — 0.2%
Deutsche Lufthansa AG, Registered(a)(b)	637,497	6,655,882

Auto Components — 0.9%
Continental AG	235,343	25,669,023

Automobiles — 5.4%
Bayerische Motoren Werke AG	708,477	50,965,301
Daimler AG, Registered(b)	1,831,253	93,396,301
Volkswagen AG(a)	69,076	12,408,244

		156,769,846

Banks — 0.4%
Commerzbank AG(a)	2,152,210	12,517,054

Capital Markets — 4.0%
Deutsche Bank AG, Registered(a)	4,194,099	40,252,877
Deutsche Boerse AG	406,519	77,010,374

		117,263,251

Chemicals — 6.8%
BASF SE	1,965,212	120,006,129
Covestro AG(c)	372,624	17,763,205
Evonik Industries AG	450,180	13,082,950
LANXESS AG	176,869	10,366,917
Symrise AG	275,017	38,005,172

		199,224,373

Construction & Engineering — 0.2%
HOCHTIEF AG	53,157	4,723,484

Construction Materials — 0.7%
HeidelbergCement AG	319,103	20,310,423

Diversified Telecommunication Services — 4.9%
Deutsche Telekom AG, Registered	7,131,463	125,800,933
Telefonica Deutschland Holding AG	2,217,332	6,141,614
United Internet AG, Registered	227,990	11,217,428

		143,159,975

Food & Staples Retailing — 0.1%
METRO AG	385,803	3,825,940

Health Care Equipment & Supplies — 0.8%
Carl Zeiss Meditec AG, Bearer	85,693	9,674,545
Siemens Healthineers AG(c)	320,833	14,618,985

		24,293,530

Health Care Providers & Services — 2.8%
Fresenius Medical Care AG & Co. KGaA	456,411	38,787,743
Fresenius SE & Co. KGaA	894,477	41,506,309

		80,294,052

Household Products — 0.7%
Henkel AG & Co. KGaA	222,504	20,024,309

Independent Power and Renewable Electricity Producers — 0.5%
Uniper SE	431,764	14,169,148

Industrial Conglomerates — 7.8%
Siemens AG, Registered	1,636,819	226,410,756

Security	Shares	Value

Insurance — 10.4%
Allianz SE, Registered	892,599	$193,773,368
Hannover Rueck SE	129,023	22,003,911
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	300,339	86,816,363

		302,593,642

Interactive Media & Services — 0.7%
Scout24 AG(c)	230,632	21,500,517

Internet & Direct Marketing Retail — 2.0%
Delivery Hero SE(a)(c)	276,293	29,745,557
Zalando SE(a)(c)	324,601	28,393,440

		58,138,997

Life Sciences Tools & Services — 0.9%
QIAGEN NV(a)	488,293	24,859,784

Machinery — 1.3%
GEA Group AG	326,661	11,938,887
KION Group AG	138,256	11,716,512
Knorr-Bremse AG	103,817	13,220,556

		36,875,955

Metals & Mining — 0.2%
thyssenkrupp AG(a)	861,682	6,207,907

Multi-Utilities — 3.8%
E.ON SE	4,803,744	56,933,347
RWE AG	1,372,148	54,646,003

		111,579,350

Personal Products — 0.9%
Beiersdorf AG	215,646	24,964,908

Pharmaceuticals — 6.1%
Bayer AG, Registered	2,102,035	139,623,663
Merck KGaA	276,512	37,583,449

		177,207,112

Real Estate Management & Development — 5.3%
Aroundtown SA(a)	2,471,511	13,543,498
Deutsche Wohnen SE	730,368	38,992,325
LEG Immobilien AG	147,642	21,764,329
Vonovia SE	1,102,254	79,094,474

		153,394,626

Semiconductors & Semiconductor Equipment — 2.5%
Infineon Technologies AG	2,676,519	74,134,796

Software — 13.5%
Nemetschek SE	122,901	9,789,102
SAP SE	2,234,257	368,851,273
TeamViewer AG(a)(c)	278,922	15,134,384

		393,774,759

Textiles, Apparel & Luxury Goods — 4.8%
adidas AG(a)	407,374	124,040,902
Puma SE(a)	177,919	14,720,281

		138,761,183

Trading Companies & Distributors — 0.7%
Brenntag AG	331,227	20,781,037

Transportation Infrastructure — 0.1%
Fraport AG Frankfurt Airport Services Worldwide(a)(b)	88,592	4,043,115

Total Common Stocks — 93.4% (Cost: $2,990,182,190)		2,721,714,158

S C H E D U L E O F I N V E S T M E N T S	20

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Germany ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Preferred Stocks

Automobiles — 3.2%
Bayerische Motoren Werke AG, Preference Shares, NVS	122,401	$6,894,759
Porsche Automobil Holding SE, Preference Shares, NVS	327,740	20,107,590
Volkswagen AG, Preference Shares, NVS	397,081	66,171,064

		93,173,413

Chemicals — 0.3%
Fuchs Petrolub SE, Preference Shares, NVS	147,961	7,010,919

Health Care Equipment & Supplies — 1.1%
Sartorius AG, Preference Shares, NVS	76,078	32,299,861

Household Products — 1.3%
Henkel AG & Co. KGaA, Preference Shares, NVS	380,704	38,955,737

Total Preferred Stocks — 5.9% (Cost: $196,945,507)		171,439,930

Short-Term Investments

Money Market Funds — 3.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.37%(d)(e)(f)	95,925,910	96,021,836

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.07%(d)(e)	2,194,000	$2,194,000

		98,215,836

Total Short-Term Investments — 3.4% (Cost: $98,212,383)		98,215,836

Total Investments in Securities — 102.7% (Cost: $3,285,340,080)		2,991,369,924

Other Assets, Less Liabilities — (2.7)%		(77,518,317)

Net Assets — 100.0%		$2,913,851,607

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$39,090,443	$56,879,373	(a)	$—	$52,827	$(807)	$96,021,836	95,925,910	$984,056	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	839,000	1,355,000	(a)	—	—	—	2,194,000	2,194,000	10,508		—

					$52,827	$(807)	$98,215,836		$994,564		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
DAX Index	52	09/18/20	$20,097	$705,064

21	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Germany ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$705,064

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$1,606,226

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$872,974

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$13,969,196

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$2,721,714,158	$—	$—	$2,721,714,158
Preferred Stocks	171,439,930	—	—	171,439,930
Money Market Funds	98,215,836	—	—	98,215,836

	$2,991,369,924	$—	$—	$2,991,369,924

Derivative financial instruments(a)
Assets
Futures Contracts	$705,064	$—	$—	$705,064

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	22

Schedule of Investments August 31, 2020	iShares® MSCI Italy ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.0%
Leonardo SpA	302,345	$2,049,490

Auto Components — 0.8%
Pirelli & C SpA(a)(b)	409,004	1,771,207

Automobiles — 10.7%
Ferrari NV	70,264	13,714,066
Fiat Chrysler Automobiles NV(b)	774,419	8,549,446

		22,263,512

Banks — 19.9%
FinecoBank Banca Fineco SpA(b)	447,114	6,791,023
Intesa Sanpaolo SpA(b)	9,687,277	20,914,151
Mediobanca Banca di Credito Finanziario SpA	502,425	4,375,575
UniCredit SpA(b)	967,722	9,548,118

		41,628,867

Beverages — 2.2%
Davide Campari-Milano NV	446,395	4,586,980

Diversified Financial Services — 2.3%
EXOR NV	81,745	4,829,491

Diversified Telecommunication Services — 2.5%
Infrastrutture Wireless Italiane SpA(a)	193,623	1,890,716
Telecom Italia SpA/Milano	6,882,036	3,282,353

		5,173,069

Electric Utilities — 25.2%
Enel SpA	5,001,571	45,394,601
Terna Rete Elettrica Nazionale SpA	992,210	7,188,629

		52,583,230

Electrical Equipment — 2.5%
Prysmian SpA	183,460	5,142,949

Energy Equipment & Services — 1.1%
Tenaris SA	396,304	2,331,883

Gas Utilities — 3.5%
Snam SpA	1,434,175	7,358,218

Health Care Equipment & Supplies — 1.6%
DiaSorin SpA	18,329	3,320,967

Insurance — 6.4%
Assicurazioni Generali SpA	615,841	9,578,382
Poste Italiane SpA(a)	408,576	3,757,616

		13,335,998

Security	Shares	Value

IT Services — 2.3%
Nexi SpA(a)(b)	266,102	$4,746,622

Machinery — 2.9%
CNH Industrial NV(b)	758,773	6,020,056

Oil, Gas & Consumable Fuels — 6.4%
Eni SpA	1,424,630	13,289,538

Pharmaceuticals — 2.1%
Recordati Industria Chimica e Farmaceutica SpA	78,927	4,310,919

Textiles, Apparel & Luxury Goods — 2.6%
Moncler SpA(b)	140,345	5,446,592

Transportation Infrastructure — 2.7%
Atlantia SpA(b)	357,550	5,700,069

Total Common Stocks — 98.7% (Cost: $247,675,593)		205,889,657

Preferred Stocks

Diversified Telecommunication Services — 1.2%
Telecom Italia SpA/Milano, Preference Shares, NVS	5,276,619	2,497,726

Total Preferred Stocks — 1.2% (Cost: $3,840,099)		2,497,726

Short-Term Investments

Money Market Funds — 0.0%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.07%(c)(d)	100,000	100,000

Total Short-Term Investments — 0.0% (Cost: $100,000)		100,000

Total Investments in Securities — 99.9% (Cost: $251,615,692)		208,487,383

Other Assets, Less Liabilities — 0.1%		157,615

Net Assets — 100.0%		$208,644,998

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Non-income producing security.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.

23	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Italy ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$—	$—	$(7,657	)(b)	$7,657	$—	$—	—	$6,219	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	103,000	—	(3,000	)(b)	—	—	100,000	100,000	1,886		—

					$7,657	$—	$100,000		$8,105		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
FTSE/MIB Index	1	09/18/20	$117	$(6,031)

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$6,031

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$108,979

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$192

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$266,623

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	24

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Italy ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$205,889,657	$—	$—	$205,889,657
Preferred Stocks	2,497,726	—	—	2,497,726
Money Market Funds	100,000	—	—	100,000

	$208,487,383	$—	$—	$208,487,383

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(6,031)	$—	$—	$(6,031)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

25	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2020	iShares® MSCI Spain ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Banks — 20.8%
Banco Bilbao Vizcaya Argentaria SA	7,036,532	$20,642,839
Banco Santander SA(a)	24,023,253	53,519,402
Bankinter SA	1,606,222	8,657,776
CaixaBank SA	6,637,867	14,622,828

		97,442,845

Biotechnology — 3.2%
Grifols SA	552,591	15,008,391

Construction & Engineering — 6.8%
ACS Actividades de Construccion y Servicios SA	520,601	12,776,020
Ferrovial SA	713,628	19,100,519

		31,876,539

Diversified Telecommunication Services — 8.8%
Cellnex Telecom SA(b)	333,413	21,404,656
Telefonica SA	4,976,251	19,704,919

		41,109,575

Electric Utilities — 29.0%
Endesa SA	580,411	16,124,938
Iberdrola SA	8,297,582	104,692,898
Red Electrica Corp. SA	798,923	15,311,445

		136,129,281

Electrical Equipment — 2.7%
Siemens Gamesa Renewable Energy SA	469,731	12,606,232

Gas Utilities — 5.1%
Enagas SA	494,080	12,107,443
Naturgy Energy Group SA	605,724	11,706,562

		23,814,005

Insurance — 1.4%
Mapfre SA	3,411,073	6,478,205

IT Services — 4.8%
Amadeus IT Group SA	406,782	22,821,299

Oil, Gas & Consumable Fuels — 3.7%
Repsol SA	2,178,501	17,252,822

Specialty Retail — 9.5%
Industria de Diseno Textil SA	1,579,532	44,486,942

Transportation Infrastructure — 3.9%
Aena SME SA(a)(b)	121,897	18,237,426

Total Common Stocks — 99.7% (Cost: $694,784,642)		467,263,562

Short-Term Investments

Money Market Funds — 0.0%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.07%(c)(d)	240,000	240,000

Total Short-Term Investments — 0.0% (Cost: $240,000)		240,000

Total Investments in Securities — 99.7% (Cost: $695,024,642)		467,503,562

Other Assets, Less Liabilities — 0.3%		1,320,438

Net Assets — 100.0%		$468,824,000

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.

S C H E D U L E O F I N V E S T M E N T S	26

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Spain ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$—	$764	(b)	$—		$(764)	$—	$—	—	$2,468	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	419,000	—		(179,000	)(b)	—	—	240,000	240,000	6,927		—

						$(764)	$—	$240,000		$9,395		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
IBEX 35 Index	17	09/18/20	$1,414	$(20,253)

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$20,253

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$(217,861)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(44,139)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,104,289

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

27	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Spain ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$467,263,562	$—	$—	$467,263,562
Money Market Funds	240,000	—	—	240,000

	$467,503,562	$—	$—	$467,503,562

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(20,253)	$—	$—	$(20,253)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	28

Schedule of Investments August 31, 2020	iShares® MSCI Switzerland ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Banks — 0.5%
Banque Cantonale Vaudoise, Registered	79,631	$8,533,946

Building Products — 1.8%
Geberit AG, Registered	52,190	30,173,929

Capital Markets — 8.1%
Credit Suisse Group AG, Registered	3,297,521	36,379,115
Julius Baer Group Ltd.	367,773	17,685,125
Partners Group Holding AG	26,923	27,441,756
UBS Group AG, Registered	4,727,206	57,669,341

		139,175,337

Chemicals — 6.9%
Clariant AG, Registered	469,409	9,800,532
EMS-Chemie Holding AG, Registered	15,156	13,709,325
Givaudan SA, Registered	12,070	50,802,710
Sika AG, Registered	188,355	45,308,116

		119,620,683

Construction Materials — 2.0%
LafargeHolcim Ltd., Registered(a)	719,589	34,283,267

Diversified Telecommunication Services — 1.3%
Swisscom AG, Registered	39,063	21,690,821

Electrical Equipment — 3.5%
ABB Ltd., Registered	2,360,407	60,212,726

Food Products — 23.8%
Barry Callebaut AG, Registered	5,806	12,895,774
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates, NVS	1,852	15,826,687
Chocoladefabriken Lindt & Spruengli AG, Registered	175	15,508,912
Nestle SA, Registered	3,034,780	365,878,968

		410,110,341

Health Care Equipment & Supplies — 4.3%
Alcon Inc.(a)	660,891	37,695,998
Sonova Holding AG, Registered(a)	85,164	19,965,707
Straumann Holding AG, Registered	17,108	16,886,657

		74,548,362

Insurance — 8.0%
Baloise Holding AG, Registered	85,444	13,332,092
Swiss Life Holding AG, Registered(a)	50,033	20,269,907
Swiss Re AG	408,323	32,939,733
Zurich Insurance Group AG	190,719	70,742,569

		137,284,301

Life Sciences Tools & Services — 3.5%
Lonza Group AG, Registered	95,806	59,625,390

Machinery — 1.7%
Schindler Holding AG, Participation Certificates, NVS	66,740	17,869,970
Schindler Holding AG, Registered	42,530	11,231,755

		29,101,725

Security	Shares	Value

Marine — 1.0%
Kuehne & Nagel International AG, Registered(a)	90,076	$17,511,027

Pharmaceuticals — 24.1%
Novartis AG, Registered	1,943,843	168,468,552
Roche Holding AG, NVS	664,832	233,091,746
Vifor Pharma AG	86,071	12,756,038

		414,316,336

Professional Services — 2.2%
Adecco Group AG, Registered	275,695	14,469,816
SGS SA, Registered	9,029	23,443,614

		37,913,430

Real Estate Management & Development — 0.7%
Swiss Prime Site AG, Registered	142,447	12,869,191

Software — 1.0%
Temenos AG, Registered	110,486	17,889,787

Technology Hardware, Storage & Peripherals — 1.1%
Logitech International SA, Registered	259,162	19,231,723

Textiles, Apparel & Luxury Goods — 3.8%
Cie. Financiere Richemont SA, Registered	690,257	45,810,160
Swatch Group AG (The), Bearer	56,378	11,958,685
Swatch Group AG (The), Registered(b)	187,300	7,413,373

		65,182,218

Total Common Stocks — 99.3% (Cost: $1,510,906,695)		1,709,274,540

Short-Term Investments

Money Market Funds — 0.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.37%(c)(d)(e)	4,433,743	4,438,176
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.07%(c)(d)	1,330,000	1,330,000

		5,768,176

Total Short-Term Investments — 0.3% (Cost: $5,768,991)		5,768,176

Total Investments in Securities — 99.6% (Cost: $1,516,675,686)		1,715,042,716

Other Assets, Less Liabilities — 0.4%		6,658,777

Net Assets — 100.0%		$1,721,701,493

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

29	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Switzerland ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$4,441,532	(a)	$—	$(2,541)	$(815)	$4,438,176	4,433,743	$9,239	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	516,000	814,000	(a)	—	—	—	1,330,000	1,330,000	5,435		—

					$(2,541)	$(815)	$5,768,176		$14,674		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro STOXX 50 Index	259	09/18/20	$10,113	$146,987

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$146,987

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$2,420,467

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(25,906)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$9,538,558

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

S C H E D U L E O F I N V E S T M E N T S	30

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Switzerland ETF

Fair Value Measurements (continued)

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$1,709,274,540	$—	$—	$1,709,274,540
Money Market Funds	5,768,176	—	—	5,768,176

	$1,715,042,716	$—	$—	$1,715,042,716

Derivative financial instruments(a)
Assets
Futures Contracts	$146,987	$—	$—	$146,987

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

31	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

August 31, 2020

	iShares MSCI Eurozone ETF	iShares MSCI Germany ETF	iShares MSCI Italy ETF	iShares MSCI Spain ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$4,453,930,812	$2,893,154,088	$208,387,383	$467,263,562
Affiliated(c)	91,125,081	98,215,836	100,000	240,000
Cash	46	7,926	6,497	4,188
Foreign currency, at value(d)	7,691,062	679,755	96,531	1,900,845
Foreign currency collateral pledged:
Futures contracts(e)	3,174,052	2,449,546	21,527	271,839
Receivables:
Investments sold	11,064,752	2,718,442	4,048,192	20,882,853
Securities lending income — Affiliated	83,605	106,248	—	531
Capital shares sold	3,289,397	—	—	1,409,340
Dividends	3,696,529	4,621,304	11	31
Tax reclaims	9,986,679	9,884,737	—	90,050
Foreign withholding tax claims	1,208	—	—	—

Total assets	4,584,043,223	3,011,837,882	212,660,141	492,063,239

LIABILITIES
Collateral on securities loaned, at value	89,406,480	95,979,515	—	—
Payables:
Investments purchased	15,181,107	715,341	3,921,645	22,988,483
Variation margin on futures contracts	320,601	135,067	1,200	51,297
Investment advisory fees	1,895,363	1,156,352	92,298	199,459
Professional fees	12	—	—	—

Total liabilities	106,803,563	97,986,275	4,015,143	23,239,239

NET ASSETS	$4,477,239,660	$2,913,851,607	$208,644,998	$468,824,000

NET ASSETS CONSIST OF:
Paid-in capital	$5,795,404,353	$3,486,230,914	$462,954,816	$995,978,148
Accumulated loss	(1,318,164,693)	(572,379,307)	(254,309,818)	(527,154,148)

NET ASSETS	$4,477,239,660	$2,913,851,607	$208,644,998	$468,824,000

Shares outstanding	113,300,000	96,600,000	8,100,000	20,250,000

Net asset value	$39.52	$30.16	$25.76	$23.15

Shares authorized	1 billion	482.2 million	295.4 million	127.8 million

Par value	$0.001	$0.001	$0.001	$0.001

(a) Securities loaned, at value	$84,460,411	$91,262,747	$—	$—
(b) Investments, at cost — Unaffiliated	$5,099,049,980	$3,187,127,697	$251,515,692	$694,784,642
(c) Investments, at cost — Affiliated	$91,095,071	$98,212,383	$100,000	$240,000
(d) Foreign currency, at cost	$7,412,593	$592,255	$92,698	$1,866,228
(e) Foreign currency collateral pledged, at cost	$3,167,151	$2,444,220	$21,480	$271,248

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	32

Statements of Assets and Liabilities   (continued)

August 31, 2020

iShares MSCI Switzerland ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$1,709,274,540
Affiliated(c)	5,768,176
Cash	5,790
Foreign currency, at value(d)	1,688,054
Foreign currency collateral pledged:
Futures contracts(e)	1,524,836
Receivables:
Investments sold	55,151,071
Securities lending income — Affiliated	1,131
Dividends	168
Tax reclaims	9,286,864

Total assets	1,782,700,630

LIABILITIES
Collateral on securities loaned, at value	4,441,852
Payables:
Investments purchased	55,669,188
Variation margin on futures contracts	153,524
Investment advisory fees	734,573

Total liabilities	60,999,137

NET ASSETS	$1,721,701,493

NET ASSETS CONSIST OF:
Paid-in capital	$1,608,499,662
Accumulated earnings	113,201,831

NET ASSETS	$1,721,701,493

Shares outstanding	41,125,000

Net asset value	$41.87

Shares authorized	318.625 million

Par value	$0.001

(a) Securities loaned, at value	$4,158,218
(b) Investments, at cost — Unaffiliated	$1,510,906,695
(c) Investments, at cost — Affiliated	$5,768,991
(d) Foreign currency, at cost	$1,585,213
(e) Foreign currency collateral pledged, at cost	$1,521,521

See notes to financial statements.

33	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended August 31, 2020

	iShares MSCI Eurozone ETF	iShares MSCI Germany ETF	iShares MSCI Italy ETF	iShares MSCI Spain ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$98,566,002	$55,235,533	$6,137,023	$17,319,178
Dividends — Affiliated	22,984	10,508	1,886	6,927
Non-cash dividends — Unaffiliated	8,775,337	—	—	9,642,753
Securities lending income — Affiliated — net	1,189,990	984,056	6,219	2,468
Foreign taxes withheld	(12,708,725)	(7,128,367)	(912,342)	(2,578,919)

Total investment income	95,845,588	49,101,730	5,232,786	24,392,407

EXPENSES
Investment advisory fees	24,691,965	10,601,801	1,237,009	3,529,732
Professional fees	1,258	—	—	17,075
Miscellaneous	264	264	264	264

Total expenses	24,693,487	10,602,065	1,237,273	3,547,071

Net investment income	71,152,101	38,499,665	3,995,513	20,845,336

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(138,698,900)	(86,242,056)	(23,307,057)	(144,715,830)
Investments — Affiliated	55,028	52,827	7,657	(764)
In-kind redemptions — Unaffiliated	(387,995,367)	27,084,635	(18,816,213)	(128,820,480)
Futures contracts	1,807,220	1,606,226	108,979	(217,861)
Foreign currency transactions	955,954	501,002	17,998	71,383

Net realized loss	(523,876,065)	(56,997,366)	(41,988,636)	(273,683,552)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	421,455,186	349,253,177	5,123,656	108,498,243
Investments — Affiliated	18,973	(807)	—	—
Futures contracts	(205,049)	872,974	192	(44,139)
Foreign currency translations	1,219,303	931,424	7,259	49,366

Net change in unrealized appreciation (depreciation)	422,488,413	351,056,768	5,131,107	108,503,470

Net realized and unrealized gain (loss)	(101,387,652)	294,059,402	(36,857,529)	(165,180,082)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(30,235,551)	$332,559,067	$(32,862,016)	$(144,334,746)

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	34

Statements of Operations  (continued)

Year Ended August 31, 2020

iShares MSCI Switzerland ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$37,194,211
Dividends — Affiliated	5,435
Securities lending income — Affiliated — net	9,239
Foreign taxes withheld	(6,501,380)

Total investment income	30,707,505

EXPENSES
Investment advisory fees	6,527,695
Miscellaneous	264

Total expenses	6,527,959

Net investment income	24,179,546

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(30,860,222)
Investments — Affiliated	(2,541)
In-kind redemptions — Unaffiliated	77,685,534
Futures contracts	2,420,467
Foreign currency transactions	361,568

Net realized gain	49,604,806

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	155,556,351
Investments — Affiliated	(815)
Futures contracts	(25,906)
Foreign currency translations	977,052

Net change in unrealized appreciation (depreciation)	156,506,682

Net realized and unrealized gain	206,111,488

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$230,291,034

See notes to financial statements.

35	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares MSCI Eurozone ETF		iShares MSCI Germany ETF
	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/20	Year Ended 08/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$71,152,101	$188,336,497	$38,499,665	$58,499,817
Net realized loss	(523,876,065)	(256,286,586)	(56,997,366)	(85,758,069)
Net change in unrealized appreciation (depreciation)	422,488,413	(541,585,755)	351,056,768	(329,119,184)

Net increase (decrease) in net assets resulting from operations	(30,235,551)	(609,535,844)	332,559,067	(356,377,436)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(60,025,448)	(193,219,136)	(21,992,516)	(58,677,042)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(664,010,513)	(3,523,968,012)	600,600,371	(933,488,410)

NET ASSETS
Total increase (decrease) in net assets	(754,271,512)	(4,326,722,992)	911,166,922	(1,348,542,888)
Beginning of year	5,231,511,172	9,558,234,164	2,002,684,685	3,351,227,573

End of year	$4,477,239,660	$5,231,511,172	$2,913,851,607	$2,002,684,685

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	36

Statements of Changes in Net Assets  (continued)

	iShares MSCI Italy ETF		iShares MSCI Spain ETF
	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/20	Year Ended 08/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$3,995,513	$10,103,171	$20,845,336	$34,269,377
Net realized loss	(41,988,636)	(42,250,592)	(273,683,552)	(28,332,161)
Net change in unrealized appreciation (depreciation)	5,131,107	35,984,260	108,503,470	(96,440,348)

Net increase (decrease) in net assets resulting from operations	(32,862,016)	3,836,839	(144,334,746)	(90,503,132)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(4,168,452)	(10,603,637)	(26,056,692)	(32,499,998)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	10,218,705	(163,401,382)	(185,995,710)	72,772,356

NET ASSETS
Total decrease in net assets	(26,811,763)	(170,168,180)	(356,387,148)	(50,230,774)
Beginning of year	235,456,761	405,624,941	825,211,148	875,441,922

End of year	$208,644,998	$235,456,761	$468,824,000	$825,211,148

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

37	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	iShares MSCI Switzerland ETF
	Year Ended 08/31/20	Year Ended 08/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$24,179,546	$20,527,971
Net realized gain	49,604,806	4,112,266
Net change in unrealized appreciation (depreciation)	156,506,682	53,854,421

Net increase in net assets resulting from operations	230,291,034	78,494,658

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(23,858,476)	(21,371,038)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	377,233,178	46,825,869

NET ASSETS
Total increase in net assets	583,665,736	103,949,489
Beginning of year	1,138,035,757	1,034,086,268

End of year	$1,721,701,493	$1,138,035,757

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	38

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI Eurozone ETF
	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16

Net asset value, beginning of year	$37.91	$41.29	$41.71	$34.20	$36.04

Net investment income(a)	0.55	1.05	1.03	0.99	0.92	(b)
Net realized and unrealized gain (loss)(c)	1.55	(3.22)	(0.23)	7.38	(1.84)

Net increase (decrease) from investment operations	2.10	(2.17)	0.80	8.37	(0.92)

Distributions(d)
From net investment income	(0.49)	(1.21)	(1.22)	(0.86)	(0.92)

Total distributions	(0.49)	(1.21)	(1.22)	(0.86)	(0.92)

Net asset value, end of year	$39.52	$37.91	$41.29	$41.71	$34.20

Total Return
Based on net asset value	5.61%	(5.22)%	1.87%	24.72%	(2.53	)%(b)

Ratios to Average Net Assets
Total expenses	0.51%	0.49%	0.47%	0.49%	0.48%

Total expenses excluding professional fees for foreign withholding tax claims	0.51%	0.49%	N/A	0.49%	0.48%

Net investment income	1.46%	2.74%	2.36%	2.63%	2.69	%(b)

Supplemental Data
Net assets, end of year (000)	$4,477,240	$5,231,511	$9,558,234	$13,286,216	$8,293,591

Portfolio turnover rate(e)	5%	6%	5%	4%	4%

(a)	Based on average shares outstanding.
(b)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended August 31, 2016:
•	Net investment income per share by $0.02.
•	Total return by 0.08%.
•	Ratio of net investment income to average net assets by 0.06%.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

39	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Germany ETF
	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16

Net asset value, beginning of year	$26.28	$30.36	$30.71	$26.18	$26.34

Net investment income(a)	0.50	0.65	0.64	0.59	0.49
Net realized and unrealized gain (loss)(b)	3.66	(3.99)	(0.16)	4.54	(0.04)

Net increase (decrease) from investment operations	4.16	(3.34)	0.48	5.13	0.45

Distributions(c)
From net investment income	(0.28)	(0.74)	(0.83)	(0.60)	(0.61)

Total distributions	(0.28)	(0.74)	(0.83)	(0.60)	(0.61)

Net asset value, end of year	$30.16	$26.28	$30.36	$30.71	$26.18

Total Return
Based on net asset value	15.98%	(11.07)%	1.52%	19.63%	1.81%

Ratios to Average Net Assets
Total expenses	0.51%	0.49%	0.47%	0.49%	0.48%

Net investment income	1.85%	2.38%	1.99%	2.08%	1.90%

Supplemental Data
Net assets, end of year (000)	$2,913,852	$2,002,685	$3,351,228	$4,809,899	$3,596,902

Portfolio turnover rate(d)	4%	9%	6%	3%	3%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	40

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Italy ETF
	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17 (a)	Year Ended 08/31/16 (a)

Net asset value, beginning of year	$26.83	$27.18	$30.21	$22.60	$29.50

Net investment income(b)	0.43	1.00	0.82	0.57	0.66
Net realized and unrealized gain (loss)(c)	(1.05)	(0.12)	(2.86)	7.76	(6.82)

Net increase (decrease) from investment operations	(0.62)	0.88	(2.04)	8.33	(6.16)

Distributions(d)
From net investment income	(0.45)	(1.23)	(0.99)	(0.72)	(0.72)
Return of capital	—	—	—	—	(0.02)

Total distributions	(0.45)	(1.23)	(0.99)	(0.72)	(0.74)

Net asset value, end of year	$25.76	$26.83	$27.18	$30.21	$22.60

Total Return
Based on net asset value	(2.29)%	3.46%	(6.98)%	37.37%	(20.97)%

Ratios to Average Net Assets
Total expenses	0.51%	0.49%	0.47%	0.49%	0.48%

Net investment income	1.64%	3.72%	2.64%	2.59%	2.54%

Supplemental Data
Net assets, end of year (000)	$208,645	$235,457	$405,625	$840,630	$461,031

Portfolio turnover rate(e)	16%	13%	10%	18%	16%

(a)	Per share amounts reflect a one-for-two reverse stock split effective after the close of trading on November 4, 2016.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

41	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Spain ETF
	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16

Net asset value, beginning of year	$26.71	$29.85	$33.63	$26.49	$31.96

Net investment income(a)	0.77	1.04	0.99	0.94	1.00
Net realized and unrealized gain (loss)(b)	(3.44)	(3.26)	(3.72)	7.19	(5.40)

Net increase (decrease) from investment operations	(2.67)	(2.22)	(2.73)	8.13	(4.40)

Distributions(c)
From net investment income	(0.89)	(0.92)	(1.05)	(0.99)	(1.07)

Total distributions	(0.89)	(0.92)	(1.05)	(0.99)	(1.07)

Net asset value, end of year	$23.15	$26.71	$29.85	$33.63	$26.49

Total Return
Based on net asset value	(10.44)%	(7.53)%	(8.28)%	31.48%	(13.82)%

Ratios to Average Net Assets
Total expenses	0.51%	0.50%	0.47%	0.49%	0.48%

Total expenses excluding professional fees for foreign withholding tax claims	0.51%	N/A	N/A	N/A	N/A

Net investment income	2.99%	3.65%	3.02%	3.10%	3.53%

Supplemental Data
Net assets, end of year (000)	$468,824	$825,211	$875,442	$1,528,533	$599,944

Portfolio turnover rate(d)	19%	12%	21%	16%	9%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	42

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Switzerland ETF
	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16

Net asset value, beginning of year	$37.31	$34.91	$34.27	$30.22	$31.90

Net investment income(a)	0.73	0.72	0.66	0.69	0.81
Net realized and unrealized gain (loss)(b)	4.45	2.43	0.79	4.11	(1.70)

Net increase (decrease) from investment operations	5.18	3.15	1.45	4.80	(0.89)

Distributions(c)
From net investment income	(0.62)	(0.75)	(0.81)	(0.75)	(0.79)

Total distributions	(0.62)	(0.75)	(0.81)	(0.75)	(0.79)

Net asset value, end of year	$41.87	$37.31	$34.91	$34.27	$30.22

Total Return
Based on net asset value	14.07%	9.07%	4.43%	15.90%	(2.76)%

Ratios to Average Net Assets
Total expenses	0.51%	0.50%	0.47%	0.49%	0.48%

Net investment income	1.89%	2.06%	1.91%	2.18%	2.68%

Supplemental Data
Net assets, end of year (000)	$1,721,701	$1,138,036	$1,034,086	$1,259,258	$1,091,735

Portfolio turnover rate(d)	16%	11%	9%	13%	6%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

43	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI Eurozone	Diversified
MSCI Germany	Non-diversified
MSCI Italy	Non-diversified
MSCI Spain	Non-diversified
MSCI Switzerland	Non-diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities are reflected in tax reclaims receivable. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a return of capital or capital gain. Non-cash dividends, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is accrued daily.

Foreign Currency Translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in non-U.S. currencies are translated to U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. Such fluctuations are reflected by the Funds as a component of net realized and unrealized gain (loss) from investments for financial reporting purposes. Each Fund reports realized currency gain (loss) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2020, if any, are disclosed in the statement of assets and liabilities.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

N O T E S T O F I N A N C I A L S T A T E M E N T S	44

Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Futures contracts are valued based on that day’s last reported settlement price on the exchange where the contract is traded.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of August 31, 2020, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral

45	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of August 31, 2020 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of August 31, 2020:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount
MSCI Eurozone
Barclays Capital Inc.	$4,491,606	$4,491,606		$—	$—
BofA Securities, Inc.	50,440,618	50,440,618		—	—
Citigroup Global Markets Inc.	814,416	814,416		—	—
Credit Suisse AG	145,949	145,949		—	—
Goldman Sachs & Co.	20,079,067	20,079,067		—	—
HSBC Bank PLC	39,706	39,706		—	—
JPMorgan Securities LLC	1,049,160	1,049,160		—	—
Morgan Stanley & Co. LLC	4,895,359	4,895,359		—	—
UBS AG	1,250,969	1,250,969		—	—
UBS Securities LLC	1,253,561	1,253,561		—	—

	$84,460,411	$84,460,411		$—	$—

MSCI Germany
BofA Securities, Inc.	$83,635,671	$83,635,671		$—	$—
Citigroup Global Markets Inc.	5,675,891	5,675,891		—	—
Credit Suisse Securities (USA) LLC	40,906	40,906		—	—
HSBC Bank PLC	63,604	63,604		—	—
Morgan Stanley & Co. LLC	1,846,675	1,846,675		—	—

	$91,262,747	$91,262,747		$—	$—

MSCI Switzerland
Goldman Sachs & Co.	$4,158,218	$4,158,218		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Each Fund’s use of futures contracts is generally limited to cash equitization. This involves the use of available cash to invest in index futures contracts in order to gain exposure to the equity markets represented in or by the Fund’s underlying index and is intended to allow the Fund to better track its underlying index. Futures contracts are standardized, exchange-traded agreements to buy or sell a specific quantity of an underlying instrument at a set price on a future date. Depending on the terms of a contract, a futures contract is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date.

Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Securities deposited as initial margin, if any, are designated in the schedule of investments and cash deposited, if any, is shown as cash pledged for futures contracts in the statement of assets and liabilities.

Pursuant to the contract, a fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation or depreciation and, if any, shown as variation margin receivable or payable on futures contracts in the

N O T E S T O F I N A N C I A L S T A T E M E N T S	46

Notes to Financial Statements  (continued)

statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $7 billion	0.59%
Over $7 billion, up to and including $11 billion	0.54
Over $11 billion, up to and including $24 billion	0.49
Over $24 billion, up to and including $48 billion	0.44
Over $48 billion, up to and including $72 billion	0.40
Over $72 billion, up to and including $96 billion	0.36
Over $96 billion	0.32

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statement of operations. For the year ended August 31, 2020, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
MSCI Eurozone	$279,954
MSCI Germany	235,054
MSCI Italy	1,631
MSCI Spain	861
MSCI Switzerland	2,935

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates.

47	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2020, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
MSCI Eurozone	$82,287,809	$26,941,548	$(28,024,160)
MSCI Germany	27,932,114	16,941,920	(11,457,311)
MSCI Italy	2,438,087	10,235,787	(7,978,840)
MSCI Spain	30,241,031	22,549,057	(28,397,254)
MSCI Switzerland	71,602,487	60,239,448	(4,991,104)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended August 31, 2020, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
MSCI Eurozone	$257,669,896	$218,868,485
MSCI Germany	122,183,600	73,533,481
MSCI Italy	41,397,526	37,842,776
MSCI Spain	128,694,354	143,098,927
MSCI Switzerland	222,302,606	207,047,675

For the year ended August 31, 2020, purchases and sales related to in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI Eurozone	$1,140,951,558	$1,826,388,007
MSCI Germany	1,424,074,615	844,711,680
MSCI Italy	189,469,038	182,507,209
MSCI Spain	326,398,994	513,707,895
MSCI Switzerland	742,547,594	374,766,439

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2020, the following permanent differences attributable to realized gains (losses) from in-kind redemptions is reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
MSCI Eurozone	$(400,422,077)	$400,422,077
MSCI Germany	25,958,015	(25,958,015)
MSCI Italy	(21,532,380)	21,532,380
MSCI Spain	(141,111,882)	141,111,882
MSCI Switzerland	74,460,482	(74,460,482)

N O T E S T O F I N A N C I A L S T A T E M E N T S	48

Notes to Financial Statements  (continued)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 08/31/20	Year Ended 08/31/19
MSCI Eurozone
Ordinary income	$60,025,448	$193,219,136

MSCI Germany
Ordinary income	$21,992,516	$58,677,042

MSCI Italy
Ordinary income	$4,168,452	$10,603,637

MSCI Spain
Ordinary income	$26,056,692	$32,499,998

MSCI Switzerland
Ordinary income	$23,858,476	$21,371,038

As of August 31, 2020, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Total
MSCI Eurozone	$27,549,341	$(676,024,734)	$(669,689,300)	$(1,318,164,693)
MSCI Germany	16,738,337	(276,948,379)	(312,169,265)	(572,379,307)
MSCI Italy	1,655,178	(209,359,692)	(46,605,304)	(254,309,818)
MSCI Spain	6,478,398	(295,884,852)	(237,747,694)	(527,154,148)
MSCI Switzerland	890,675	(76,676,094)	188,987,250	113,201,831

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the characterization of corporate actions.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2020, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI Eurozone	$5,215,886,330	$562,400,600	$(1,233,231,037)	$(670,830,437)
MSCI Germany	3,304,489,730	316,514,053	(629,633,859)	(313,119,806)
MSCI Italy	255,090,536	10,167,429	(56,776,613)	(46,609,184)
MSCI Spain	705,271,109	27,914,345	(265,702,145)	(237,787,800)
MSCI Switzerland	1,526,966,714	231,184,283	(43,108,281)	188,076,002

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

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Notes to Financial Statements  (continued)

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honor its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the statement of assets and liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the schedule of investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the schedule of investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

N O T E S T O F I N A N C I A L S T A T E M E N T S	50

Notes to Financial Statements  (continued)

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 08/31/20		Year Ended 08/31/19
iShares ETF	Shares	Amount	Shares	Amount

MSCI Eurozone
Shares sold	30,800,000	$1,189,725,798	9,500,000	$367,902,543
Shares redeemed	(55,500,000)	(1,853,736,311)	(103,000,000)	(3,891,870,555)

Net decrease	(24,700,000)	$(664,010,513)	(93,500,000)	$(3,523,968,012)

MSCI Germany
Shares sold	54,600,000	$1,453,163,218	12,300,000	$337,288,125
Shares redeemed	(34,200,000)	(852,562,847)	(46,500,000)	(1,270,776,535)

Net increase (decrease)	20,400,000	$600,600,371	(34,200,000)	$(933,488,410)

MSCI Italy
Shares sold	7,575,000	$200,938,363	13,050,000	$348,776,931
Shares redeemed	(8,250,000)	(190,719,658)	(19,200,000)	(512,178,313)

Net increase (decrease)	(675,000)	$10,218,705	(6,150,000)	$(163,401,382)

MSCI Spain
Shares sold	14,400,000	$362,119,221	27,900,000	$803,958,247
Shares redeemed	(25,050,000)	(548,114,931)	(26,325,000)	(731,185,891)

Net increase (decrease)	(10,650,000)	$(185,995,710)	1,575,000	$72,772,356

MSCI Switzerland
Shares sold	20,625,000	$762,493,628	9,500,000	$333,118,780
Shares redeemed	(10,000,000)	(385,260,450)	(8,625,000)	(286,292,911)

Net increase	10,625,000	$377,233,178	875,000	$46,825,869

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

11.	FOREIGN WITHHOLDING TAX CLAIMS

The iShares MSCI Eurozone ETF has filed claims to recover taxes withheld by Finland on dividend income on the basis that Finland had purportedly violated certain provisions in the Treaty on the Functioning of the European Union. The Fund has recorded receivables for all recoverable taxes withheld by Finland based upon recent favorable determinations made by the Finnish tax authorities. Professional and other fees associated with the filing of these claims for foreign withholding taxes have been approved by the Board as appropriate expenses of the Fund. Withholding tax claims may be for the current year and potentially for a limited number of prior calendar years, depending upon statutes of limitation on taxes. The Fund continues to evaluate developments in Finland for potential impact to the receivables and payables recorded. Finnish tax claim receivables and related liabilities are disclosed in the statement of assets and liabilities.

The Internal Revenue Service (“IRS”) has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior calendar years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid which the Fund is able to pass through to its shareholders as a foreign tax credit in the current year, the Fund will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Fund.

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Notes to Financial Statements  (continued)

12.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. In an opinion dated January 23, 2020, the California Court of Appeal affirmed the dismissal of Plaintiffs’ claims. On March 3, 2020, plaintiffs filed a petition for review by the California Supreme Court. On May 27, 2020, the California Supreme Court denied Plaintiff’s petition for review. The case is now closed.

13.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were available to be issued and the following items were noted:

The iShares MSCI Eurozone ETF has filed claims to recover taxes withheld by France on dividend income on the basis that France had purportedly violated certain provisions in the Treaty on the Functioning of the European Union. On October 15, 2020 the iShares MSCI Eurozone ETF received a payment from the French tax authority. The receipt of this payment is not a guarantee of future payments and Management continues to evaluate developments in France for potential impacts to filed claims and associated professional and IRS compliance fees, if any.

N O T E S T O F I N A N C I A L S T A T E M E N T S	52

Report of Independent Registered Public Accounting Firm

To the Board of Directors of iShares, Inc. and

Shareholders of iShares MSCI Eurozone ETF, iShares MSCI Germany ETF,

iShares MSCI Italy ETF, iShares MSCI Spain ETF and iShares MSCI Switzerland ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares MSCI Eurozone ETF, iShares MSCI Germany ETF, iShares MSCI Italy ETF, iShares MSCI Spain ETF and iShares MSCI Switzerland ETF (five of the funds constituting iShares, Inc., hereafter collectively referred to as the “Funds”) as of August 31, 2020, the related statements of operations for the year ended August 31, 2020, the statements of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2020 and each of the financial highlights for each of the five years in the period ended August 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 21, 2020

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information (unaudited)

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2020:

iShares ETF	Qualified Dividend Income
MSCI Eurozone	$106,697,538
MSCI Germany	54,187,605
MSCI Italy	6,042,290
MSCI Spain	26,564,795
MSCI Switzerland	36,183,118

For the fiscal year ended August 31, 2020, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI Eurozone	$107,454,536	$12,526,106
MSCI Germany	55,281,503	6,483,440
MSCI Italy	6,140,406	911,653
MSCI Spain	26,975,939	2,578,677
MSCI Switzerland	37,223,807	6,500,527

I M P O R T A N T T A X I N F O R M A T I O N	54

Board Review and Approval of Investment Advisory Contract

iShares MSCI Eurozone ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on April 17, 2020 and May 19, 2020, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 8-10, 2020, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Contract for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the overall fund expenses (net of waivers and reimbursements) for the Fund were within range of the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2019, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 8-10, 2020 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares

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Board Review and Approval of Investment Advisory Contract  (continued)

funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board further noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

iShares MSCI Germany ETF, iShares MSCI Italy ETF, iShares MSCI Spain ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s

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service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on April 17, 2020 and May 19, 2020, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 8-10, 2020, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Contract for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the overall fund expenses (net of waivers and reimbursements) for the Fund were higher than the median of overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2019, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 8-10, 2020 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue,

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including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

iShares MSCI Switzerland ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on April 17, 2020 and May 19, 2020, a committee composed of all of the Independent Board Members (the “15(c) Committee”),

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Board Review and Approval of Investment Advisory Contract  (continued)

with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 8-10, 2020, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Contract for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the overall fund expenses (net of waivers and reimbursements) for the Fund were higher than the median of overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2019, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 8-10, 2020 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

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Board Review and Approval of Investment Advisory Contract  (continued)

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board further noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

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Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

August 31, 2020

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI Eurozone	$0.487632	$—	$—	$0.487632	100%	—%	—%	100%
MSCI Germany(a)	0.267678	—	0.012125	0.279803	96	—	4	100
MSCI Spain	0.891829	—	—	0.891829	100	—	—	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (the “Directive”) imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside of the EU, such as BFA (the “Company”). Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

The Company has registered the iShares MSCI Germany ETF (the “Fund”) to be marketed to EU investors in the United Kingdom, the Netherlands, Finland, Sweden, and Luxembourg.

Report on Remuneration

The Company is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programmes which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

61	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information (unaudited) (continued)

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organisational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the Fund in respect of the Company’s financial year ending December 31, 2019 was USD 173.77 thousand. This figure is comprised of fixed remuneration of USD 80.34 thousand and variable remuneration of USD 93.43 thousand. There were a total of 448 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the Fund in respect of the Company’s financial year ending December 31, 2019, to its senior management was USD 22.16 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 2.6 thousand.

S U P P L E M E N T A L I N F O R M A T I O N	62

Director and Officer Information

The Board of Directors has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 368 funds as of August 31, 2020. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Director and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., ParkAvenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

Robert S. Kapito(a) (63)	Director (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Trustee of iShares Trust (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (50)	Director (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Trustee of iShares Trust (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

Cecilia H. Herbert (71)	Director (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares Trust and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (64)	Director (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares Trust (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (65)	Director (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

63	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Director and Officer Information (continued)

Independent Directors (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

John E. Kerrigan (65)	Director (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (61)	Director (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (59)	Director (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (since 2017); and Director of Reading Partners (2012-2016).	Trustee of iShares Trust (since 2003); Trustee of iShares U.S. ETF Trust (since 2011); Director of Cloudera Foundation (since 2017); and Director of Reading Partners (2012-2016).

Madhav V. Rajan (56)	Director (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Trustee of iShares Trust (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (49)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (46)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (53)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre (45)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (51)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (59)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Marybeth Leithead (57)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	64

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The iShares Funds’ Forms N-Q are available on the SEC’s website at sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

65	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

NVS	Non-Voting Shares

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	66

Want to know more?

iShares.com  |   1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2020 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-807-0820

AUGUST 31, 2020

2020 Annual Report

iShares, Inc.

•	iShares MSCI Hong Kong ETF | EWH | NYSE Arca
•	iShares MSCI Japan Small-Cap ETF | SCJ | NYSE Arca
•	iShares MSCI Malaysia ETF | EWM | NYSE Arca
•	iShares MSCI Pacific ex Japan ETF | EPP | NYSE Arca
•	iShares MSCI Singapore ETF | EWS | NYSE Arca
•	iShares MSCI Taiwan ETF | EWT | NYSE Arca
•	iShares MSCI Thailand ETF | THD | NYSE Arca

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary. Please note that not all financial intermediaries may offer this service.

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of August 31, 2020 has been a time of sudden change in global financial markets, as the emergence and spread of the coronavirus led to a vast disruption in the global economy and financial markets. For most of the first half of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, countries around the world took economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off, and unemployment claims spiked, causing a global recession and a sharp fall in equity prices.

After markets hit their lowest point during the reporting period in late March 2020, a steady recovery ensued, as businesses began to re-open and governments learned to adapt to life with the virus. Equity prices continued to rise throughout the summer, fed by strong fiscal and monetary support and improving economic indicators. By the end of the reporting period, all major investment categories posted positive returns, and many equity indices were near all-time highs. In the United States, large-capitalization stocks advanced significantly, outperforming small-capitalization stocks, which also gained for the reporting period. International equities from developed economies also turned in a positive performance while lagging emerging market stocks, which rebounded sharply.

During the market downturn, the performance of different types of fixed-income securities initially diverged due to a reduced investor appetite for risk. U.S. Treasuries benefited from the risk-off environment, and posted solid returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) touched an all-time low. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and both investment-grade and high-yield bonds recovered to post positive returns.

The Fed reduced interest rates twice in late 2019 to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also implemented a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion is likely to continue as economic activity resumes. Several risks remain, however, including a potential resurgence of the coronavirus amid loosened restrictions, policy fatigue among governments already deep into deficit spending, and structural damage to the financial system from lengthy economic interruptions.

Overall, we favor a moderately positive stance toward risk, and in particular toward credit given the extraordinary central bank measures taken in recent months. This support extends beyond investment-grade corporates and into high-yield, leading to attractive opportunities in that end of the market. We believe that international diversification and sustainable investments can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments. We remain neutral on equities overall while favoring European stocks, which are poised for cyclical upside as re-openings continue.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit ishares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of August 31, 2020
	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	19.63%	21.94%

U.S. small cap equities (Russell 2000® Index)	6.57	6.02

International equities (MSCI Europe, Australasia, Far East Index)	7.10	6.13

Emerging market equities (MSCI Emerging Markets Index)	11.23	14.49

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.34	1.26

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	4.67	8.93

U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.98	6.47

Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.29	3.15

U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.04	4.65

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares, Inc.

Global Market Overview

Global equity markets advanced strongly during the 12 months ended August 31, 2020 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 16.52% in U.S. dollar terms for the reporting period.

Global stocks gained steadily for much of the first half of the reporting period, supported by slowing but resilient growth and accommodative monetary policy from major central banks. Equity markets ended 2019 on a positive note, as a trade agreement between the U.S. and China helped alleviate one of the world economy’s most significant risks.

However, the spread of the coronavirus upended global equity markets in early 2020. As the extent of the outbreak became apparent in February 2020, restrictions on travel and work disrupted the global economy and precipitated a sharp decline in equity prices. Beginning in late March 2020, equity prices posted a strong recovery, buoyed by massive stimulus from the world’s largest central banks and governments, the phased reopening of countries’ economies, and optimism surrounding prospective vaccines. By the end of the reporting period, equities posted positive returns in all of the world’s major regions despite the onset of a significant global recession.

In the U.S., following the issuance of stay-at-home orders, nonessential business closures, and other coronavirus-related restrictions on public gatherings, whole portions of the economy shut down. Businesses associated with travel and leisure were particularly affected, as air traffic declined, and conferences and events were postponed. The disruption created by these sudden changes led to an annualized economic contraction of 31.7% in the second quarter of 2020.

In response to the pandemic, the federal government enacted over U.S. $2 trillion in stimulus spending. The U.S. Federal Reserve Bank (“Fed”) also acted to stabilize markets by implementing two emergency interest rate reductions and launching a bond-buying program that included U.S. Treasuries, corporate and municipal bonds, and securities backed by mortgages and auto loans. The unprecedented level of Fed intervention and support from government stimulus led to a significant recovery in U.S. stock prices, many of which reached record highs by the end of the reporting period.

Europe was similarly affected by the coronavirus, as many of the area’s largest economies instituted social distancing policies that significantly limited economic activity, leading to a rapid decline in stock prices. To mitigate the economic impact of this disruption, many countries individually implemented fiscal stimulus plans. In July 2020, Eurozone countries reached a historic deal for a collective €750 billion in stimulus spending, in addition to a large European Central Bank (“ECB”) bond-buying plan. European stocks recovered late in the reporting period to post positive returns overall but trailed most other regions of the globe.

Asia-Pacific stocks posted strong returns despite a sharp decline during the first quarter of 2020 as the coronavirus outbreaks worsened. Although widespread business and factory closures led to economic weakness initially, the Chinese economy showed signs of recovery late in the reporting period, leading to a significant rise in Asia-Pacific equity markets, which are highly sensitive to economic conditions in China.

Emerging market stocks outside of Asia declined, driven by sharply weaker currencies and lower commodities prices, which weighed on economies reliant on these exports. Latin America drove emerging markets declines, hindered by mass business closures and bankruptcies, political and social unrest, and among the world’s highest level of coronavirus cases.

M A R K E T O V E R V I E W	4

Fund Summary as of August 31, 2020	iShares® MSCI Hong Kong ETF

Investment Objective

The iShares MSCI Hong Kong ETF (the “Fund”) seeks to track the investment results of an index composed of Hong Kong equities, as represented by the MSCI Hong Kong Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Effective September 1, 2020, the Fund will change its Index from the MSCI Hong Kong Index to the MSCI Hong Kong 25/50 Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	2.46%	6.73%	6.84%	2.46%	38.46%	93.80%
Fund Market	2.20	6.67	6.75	2.20	38.10	92.17
Index	3.00	7.26	7.42	3.00	41.95	104.50

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 19 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,022.90	$ 2.64		$ 1,000.00	$ 1,022.50	$ 2.64		0.52%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 19 for more information.

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Fund Summary as of August 31, 2020 (continued)	iShares® MSCI Hong Kong ETF

Portfolio Management Commentary

Stocks in Hong Kong posted a modest return for the reporting period, as equity markets benefited from increased investor optimism about the Chinese economy and supportive monetary policy. The Hong Kong Monetary Authority maintains a fixed exchange rate between the U.S. dollar and the Hong Kong dollar, so it followed the Fed in reducing interest rates. Hong Kong also responded to the coronavirus pandemic with subsidies for retailers and restaurants, funds for hospitals and masks, cash payments to residents, and wage subsidies.

The financials sector contributed the most to the Index’s return amid a substantial rise in trading volume. Stock, bond, derivatives, and commodities trading increased sharply in highly volatile markets, which drove revenues in the financial exchanges and data industry. Exchange participants also increased their demand for network access to financial markets, leading to higher revenue from usage fees. In addition, the life and health insurance industry benefited from expanded sales in mainland China when lockdowns eased.

The healthcare sector also advanced, as the U.S. Food and Drug Administration approved a new blood cancer drug, and the biotechnology industry raised substantial private equity funding. The consumer discretionary sector was another contributor to performance, as the lifting of certain travel restrictions benefited the casinos and gaming industry.

On the downside, the real estate sector detracted from the Index’s return. Weakness in retail and hotels drove a notable decrease in profits amid delayed rental payments and substantially reduced property valuations. The utilities sector declined as well, as gas sales volumes in Hong Kong and China decreased during lockdowns. The industrials sector was another detractor from performance, as trade tensions and the pandemic significantly reduced revenue from ports.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Financials	41.6%
Real Estate	20.0
Industrials	12.1
Utilities	9.7
Consumer Discretionary	8.1
Consumer Staples	3.3
Health Care	2.7
Communication Services	1.8
Information Technology	0.7

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
AIA Group Ltd.	23.4%
Hong Kong Exchanges & Clearing Ltd.	12.7
Sun Hung Kai Properties Ltd.	4.3
CK Hutchison Holdings Ltd.	3.7
Techtronic Industries Co. Ltd.	3.7
Galaxy Entertainment Group Ltd.	3.6
Link REIT	3.5
CLP Holdings Ltd.	3.4
Hong Kong & China Gas Co. Ltd.	3.3
CK Asset Holdings Ltd.	3.0

(a)	Excludes money market funds.

F U N D S U M M A R Y	6

Fund Summary as of August 31, 2020	iShares® MSCI Japan Small-Cap ETF

Investment Objective

The iShares MSCI Japan Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization Japanese equities, as represented by the MSCI Japan Small Cap Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	5.72%	6.79%	8.07%	5.72%	38.91%	117.24%
Fund Market	5.47	6.82	8.04	5.47	39.05	116.73
Index	5.92	7.04	8.43	5.92	40.51	124.74

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 19 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$1,000.00	$1,108.60	$2.76		$1,000.00	$1,022.50	$2.64		0.52%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 19 for more information.

7	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2020 (continued)	iShares® MSCI Japan Small-Cap ETF

Portfolio Management Commentary

Japanese small-capitalization stocks advanced for the reporting period despite a deep recession driven by the coronavirus pandemic. Economic growth was already stagnant at the end of 2019 due to decreased exports amid slowing global trade and lower private consumption following a sales tax increase. Business closures in early 2020 sharply reduced economic activity, and Japan experienced the largest contraction on record in the second quarter of 2020. Following steep declines in the first quarter of 2020, Japanese equities rebounded in the second quarter, bolstered by massive government stimulus and a resumption of global business activity.

The information technology sector contributed the most to the Index’s return. Software and services stocks drove the sector’s gains with higher text-input software sales and increased demand for corporate security and cloud infrastructure services as remote work arrangements scaled up during the pandemic. Similarly, strong demand for semiconductor manufacturing and testing equipment rose further as increases in remote working drove investment in 5G communications infrastructure, data centers, and cloud computing. Meanwhile, purchases of computer equipment and gaming consoles rose as more consumers stayed at home. Expansion of 5G networks also supported companies in the electronic components industry.

The industrials and consumer staples sectors also aided performance. In the industrials sector, the capital goods industry benefited from rising revenues of construction and engineering companies amid a pickup in industrial production near the end of the reporting period. In the consumer staples sector, food and staples retailers advanced as consumers stocked up on essential goods in anticipation of lockdowns. On the downside, canceled office leases and missed rent payments by retailers and hotel operators weighed on the real estate sector.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Industrials	23.5%
Consumer Discretionary	15.1
Information Technology	13.4
Real Estate	11.1
Consumer Staples	9.9
Materials	8.9
Financials	6.5
Health Care	6.2
Communication Services	3.8
Utilities	1.0
Energy	0.6

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Capcom Co. Ltd.	0.6%
Advance Residence Investment Corp.	0.6
Azbil Corp.	0.5
Haseko Corp.	0.5
NET One Systems Co. Ltd.	0.5
Alps Alpine Co. Ltd.	0.5
Taiyo Yuden Co. Ltd.	0.5
Skylark Holdings Co. Ltd.	0.5
Ibiden Co. Ltd.	0.5
COMSYS Holdings Corp.	0.4

(a)	Excludes money market funds.

F U N D S U M M A R Y	8

Fund Summary as of August 31, 2020	iShares® MSCI Malaysia ETF

Investment Objective

The iShares MSCI Malaysia ETF (the “Fund”) seeks to track the investment results of an index composed of Malaysian equities, as represented by the MSCI Malaysia Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(2.27)%	1.69%	0.01%	(2.27)%	8.77%	0.10%
Fund Market	(1.94)	1.66	0.05	(1.94)	8.56	0.49
Index	(1.87)	2.04	0.39	(1.87)	10.62	3.96

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 19 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$1,000.00	$1,062.30	$2.70		$1,000.00	$1,022.50	$2.64		0.52%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 19 for more information.

9	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2020 (continued)	iShares® MSCI Malaysia ETF

Portfolio Management Commentary

Malaysian stocks posted a modest decline for the reporting period amid difficulty implementing plans to alleviate the impact of sharp economic contraction due to coronavirus-related disruption. The government announced a significant fiscal stimulus package, but political disagreements delayed most of that spending. On the other hand, the Malaysian central bank pursued a monetary policy that reduced interest rates to record lows. Disruption to international trade and factory closures led Malaysia’s exports and manufacturing production to decline substantially in the second quarter of 2020, although both showed signs of recovery late in the reporting period.

The financials sector detracted the most from the Index’s return, as a moratorium on some loan repayments weighed on banks. The government’s loan program allowed unemployed Malaysians to defer making payments toward their loans. The credit rating outlook for the banking system also weakened during the pandemic.

The industrials sector also detracted from the Index’s performance, as unsold housing stock negatively affected the construction and engineering industry. The communication services sector was another detractor, weighed down by a mandate to provide data services during movement restrictions. The consumer discretionary sector declined as well, driven by a drop in customer visits in the casinos and gaming industry.

On the upside, the healthcare sector significantly contributed to the Index’s return, as the pandemic led to strong demand for rubber gloves. The medical supplies industry encountered difficulty expanding production due to restrictions that prevented the hiring of additional foreign workers. Fulfilment lead times on orders for some gloves stretched to over a year, even with factories operating at full capacity. These shortages also led to increased investment in glove production automation. In this environment, medical supplies companies reported sharply higher revenues and profits.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Financials	26.1%
Health Care	23.0
Consumer Staples	15.1
Utilities	8.5
Communication Services	7.9
Industrials	7.6
Materials	4.4
Energy	4.3
Consumer Discretionary	3.1

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Public Bank Bhd	10.2%
Top Glove Corp. Bhd	8.8
Malayan Banking Bhd	6.1
Hartalega Holdings Bhd	6.0
Tenaga Nasional Bhd	5.3
CIMB Group Holdings Bhd	4.5
Supermax Corp. Bhd	3.5
Dialog Group Bhd	3.0
Petronas Chemicals Group Bhd	2.8
Petronas Gas Bhd	2.8

(a)	Excludes money market funds.

F U N D S U M M A R Y	10

Fund Summary as of August 31, 2020	iShares® MSCI Pacific ex Japan ETF

Investment Objective

The iShares MSCI Pacific ex Japan ETF (the “Fund”) seeks to track the investment results of an index composed of Pacific region developed market equities, excluding Japan, as represented by the MSCI Pacific ex Japan Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	0.72%	6.81%	5.24%	0.72%	39.03%	66.65%
Fund Market	(0.27)	6.64	5.08	(0.27)	37.92	64.21
Index	1.18	7.26	5.68	1.18	41.96	73.78

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 19 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$1,000.00	$1,037.30	$2.51		$1,000.00	$1,022.70	$2.49		0.49%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 19 for more information.

11	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2020 (continued)	iShares® MSCI Pacific ex Japan ETF

Portfolio Management Commentary

Developed market Pacific equities excluding Japan rose slightly for the reporting period, despite a global recession driven by the coronavirus pandemic. Australian stocks contributed the most to the Index’s return, helped by a government fiscal program in response to the recession. However, monetary stimulus was relatively modest by international standards, and the Australian dollar appreciated substantially against the U.S. dollar. Materials stocks posted significant gains, as Australian exports of iron ore reached record levels, primarily due to strong demand from China amid its economic recovery from the pandemic. The healthcare sector advanced as well, as sales of immunoglobulins and hemophilia treatments grew in the biotechnology industry.

Stocks in Hong Kong also contributed to the Index’s return, as equity markets benefited from increased investor optimism about the Chinese economy and supportive monetary policy. The financials sector led the way amid a substantial rise in trading volume, which drove revenues in the financial exchanges and data industry. Derivatives and commodities trading also increased due to elevated market volatility.

New Zealand stocks advanced, benefiting from largely successful containment of the coronavirus and a New Zealand dollar that rose in value relative to the U.S. dollar. The healthcare sector was a strong contributor, due in part to sharply increased demand for healthcare equipment driven by the pandemic. Higher production also led to the hiring of new workers to manage the increase in global demand.

On the downside, Singaporean equities detracted from the Index’s performance, as the nation entered a deep recession driven by a sharp decline in international trade. The largest detractor was the financials sector, where banks reported a steep drop in profits and increased their reserves in preparation for expected loan defaults. The industrials sector also detracted from the Index’s return, as a significant decrease in international travel negatively affected the transportation industry. The communication services sector declined as well amid a drop in prepaid mobile phone revenue. The real estate sector was another detractor, as customer visits and sales decreased at retail properties.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Financials	35.7%
Materials	11.7
Real Estate	11.6
Health Care	9.5
Industrials	8.1
Consumer Discretionary	6.2
Consumer Staples	5.7
Utilities	4.3
Communication Services	3.0
Energy	2.4
Information Technology	1.8

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
Australia	59.0%
Hong Kong	29.3
Singapore	8.9
New Zealand	2.8
Malta	0.0	(b)

(a)	Excludes money market funds.
(b)	Rounds to less than 0.1%.

F U N D S U M M A R Y	12

Fund Summary as of August 31, 2020	iShares® MSCI Singapore ETF

Investment Objective

The iShares MSCI Singapore ETF (the “Fund”) seeks to track the investment results of an index composed of Singaporean equities, as represented by the MSCI Singapore 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(12.84)%	1.83%	1.46%	(12.84)%	9.48%	15.65%
Fund Market	(13.11)	1.87	1.43	(13.11)	9.70	15.27
Index	(12.42)	2.30	1.86	(12.42)	12.02	20.25

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through November 30, 2016 reflects the performance of the MSCI Singapore Index. Index performance beginning on December 1, 2016 reflects the performance of the MSCI Singapore 25/50 Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 19 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$1,000.00	$895.10	$2.48		$1,000.00	$1,022.50	$2.64		0.52%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 19 for more information.

13	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2020 (continued)	iShares® MSCI Singapore ETF

Portfolio Management Commentary

Singaporean equities declined substantially as the nation entered a deep recession driven by a sharp decline in international trade during the coronavirus pandemic. Singapore’s central bank, which operates using exchange rates instead of interest rates, acted promptly to substantially ease monetary policy in line with similar actions by other central banks. In this environment, the Singapore dollar appreciated only marginally relative to the U.S. dollar. Furthermore, the government passed significant fiscal stimulus measures, including wage support for businesses negatively affected by the pandemic and related containment measures.

The financials sector detracted the most from the Index’s return, as banks reported a steep drop in profits and increased their reserves in preparation for expected loan defaults. Banks also strengthened lending standards for commodities trading after significant defaults stemming from a sharp decline in oil prices. Furthermore, regulators called on banks to limit their dividends to a fraction of previous payouts to ensure sufficient capital. Lower interest rates also decreased banks’ revenues from loans. In addition, less favorable operating environments in Malaysia, Indonesia, and Thailand weighed on Singaporean banks due to substantial lending in those markets.

The industrials sector also detracted from the Index’s return, as a significant decrease in international travel negatively affected the transportation industry. In the road and rail industry, revenue declined amid a substantial drop in bus and rail ridership. Revenue also decreased in the airline industry due to sharply lower passenger traffic. In addition, lower demand for oil significantly impaired business at dockyards in the capital goods industry.

The communication services sector declined as well amid a drop in prepaid mobile phone revenue in the integrated telecommunication services industry. In the publishing industry, lower advertising revenue led to restructuring and cost cutting.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Financials	41.7%
Real Estate	24.3
Industrials	13.6
Communication Services	7.2
Consumer Discretionary	5.0
Consumer Staples	4.1
Information Technology	4.1

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
DBS Group Holdings Ltd.	16.5%
Oversea-Chinese Banking Corp. Ltd.	12.1
United Overseas Bank Ltd.	9.3
Singapore Telecommunications Ltd.	7.2
Ascendas REIT	4.5
Wilmar International Ltd.	4.1
Venture Corp. Ltd.	4.1
Keppel Corp. Ltd.	4.0
Mapletree Logistics Trust	4.0
Singapore Exchange Ltd.	3.9

(a)	Excludes money market funds.

F U N D S U M M A R Y	14

Fund Summary as of August 31, 2020	iShares® MSCI Taiwan ETF

Investment Objective

The iShares MSCI Taiwan ETF(the “Fund”) seeks to track the investment results of an index composed of Taiwanese equities, as represented by the MSCI Taiwan 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	29.34%	13.26%	8.88%	29.34%	86.38%	134.08%
Fund Market	29.09	13.56	8.86	29.09	88.84	133.73
Index	29.84	13.94	9.43	29.84	92.07	146.26

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through November 30, 2016 reflects the performance of the MSCI Taiwan Index. Index performance beginning on December 1, 2016 reflects the performance of the MSCI Taiwan 25/50 Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 19 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$1,000.00	$1,152.70	$3.19		$1,000.00	$1,022.20	$3.00		0.59%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 19 for more information.

15	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2020 (continued)	iShares® MSCI Taiwan ETF

Portfolio Management Commentary

Taiwanese stocks advanced significantly for the reporting period. While Taiwan’s economy contracted in the second quarter of 2020, the decline was modest compared to that of many other countries. Taiwan was also slow to reduce interest rates and kept them above international levels, leading the Taiwan new dollar to appreciate relative to the U.S. dollar, which helped returns for U.S.-based investors. Taiwan’s economy also benefited from an influx of businesses relocating from the mainland to avoid tariffs arising from trade tensions between the U.S. and China. However, Taiwan’s total exports declined during the first months of the coronavirus pandemic before recovering late in the reporting period. To stimulate the economy, Taiwan introduced a program using cash equivalent coupons that citizens must spend before the end of 2020.

The information technology sector contributed a large majority of the Index’s return, as the pandemic led to a significant increase in global demand for semiconductors. High-performance computing, including data center hardware and 5G equipment, drove substantial growth in revenue for the semiconductors industry. The higher demand for data center hardware coincided with an increase in online data usage, as office workers began working remotely, students turned to remote learning, and consumers spent more time using high-bandwidth streaming services. Companies upgrading their mobile networks to support next-generation 5G phones drove the increase in 5G equipment revenue.

An increase in remote working also drove considerable demand for high-speed Wi-Fi chips in the semiconductors industry. Other sources of demand for semiconductors included power management integrated circuits, display drivers, and flash memory controllers.

The technology hardware and equipment industry benefited from increased sales of laptop and desktop personal computers during the pandemic. Work-at-home demand also contributed to power electronics and automation sales.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Information Technology	58.7%
Financials	18.3
Materials	7.5
Consumer Discretionary	4.5
Communication Services	3.7
Industrials	3.0
Consumer Staples	2.9
Other (each representing less than 1%)	1.4

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Taiwan Semiconductor Manufacturing Co. Ltd.	22.9%
Hon Hai Precision Industry Co. Ltd.	4.6
MediaTek Inc.	4.0
Chunghwa Telecom Co. Ltd.	2.0
Delta Electronics Inc.	1.9
Largan Precision Co. Ltd.	1.7
CTBC Financial Holding Co. Ltd.	1.7
Cathay Financial Holding Co. Ltd.	1.6
Uni-President Enterprises Corp.	1.6
Mega Financial Holding Co. Ltd.	1.6

(a)	Excludes money market funds.

F U N D S U M M A R Y	16

Fund Summary as of August 31, 2020	iShares® MSCI Thailand ETF

Investment Objective

The iShares MSCI Thailand ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Thai equities, as represented by the MSCI Thailand IMI 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(22.57)%	3.61%	4.83%	(22.57)%	19.38%	60.31%
Fund Market	(22.16)	3.75	4.79	(22.16)	20.23	59.59
Index	(22.30)	3.94	5.13	(22.30)	21.34	64.91

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through February 11, 2013 reflects the performance of the MSCI Thailand Investable Market Index. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Thailand IMI 25/50 Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 19 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$1,000.00	$992.70	$2.96		$1,000.00	$1,022.20	$3.00		0.59%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 19 for more information.

17	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2020 (continued)	iShares® MSCI Thailand ETF

Portfolio Management Commentary

Thai stocks declined substantially during the reporting period as the nation entered a significant recession driven by the coronavirus pandemic. Business closings and curfews in Thailand considerably reduced consumption and investment. With borders closed to most international visitors, trade and tourism decreased substantially. Rising concerns over unemployment, bad debts, and the continued viability of small and medium-sized enterprises weighed on the Thai economy. However, the government announced a new economic stimulus plan with more support for businesses and their employees.

The financials sector detracted the most from the Index’s return, as banks increased their provisions for loan defaults. Persistently low interest rates, trade tensions between the U.S. and China, slower growth in fee revenue, and a drought also negatively affected banks. The energy sector was another notable detractor, as oil prices and sales volumes declined during the pandemic. Furthermore, an increase in working from home also led to lower demand and to volatility in the price of liquefied natural gas.

The real estate sector also declined significantly, as shopping centers temporarily closed and retail sales decreased substantially. The strong decrease in tourism led some hotel and resort operators to sell their properties to developers for conversion into other businesses. The communication services sector detracted from the Index’s return, as the drop in tourism also led to reduced revenue from prepaid mobile customers. The consumer staples sector was another detractor, partly due to a significant acquisition of retail stores at a time when consumers were shifting to online buying. The industrials sector also declined, as revenue for airport services companies decreased due to the substantial decline in travel.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Energy	14.7%
Consumer Staples	13.8
Financials	11.2
Industrials	10.3
Materials	10.1
Communication Services	9.6
Utilities	8.8
Real Estate	7.0
Consumer Discretionary	6.9
Health Care	6.6
Information Technology	1.0

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
PTT PCL	8.9%
CP ALL PCL	8.0
Siam Cement PCL (The)	6.0
Airports of Thailand PCL	5.2
Advanced Info Service PCL	4.7
Bangkok Dusit Medical Services PCL	4.3
Charoen Pokphand Foods PCL	2.7
PTT Exploration & Production PCL	2.7
Intouch Holdings PCL	2.6
Central Pattana PCL	2.3

(a)	Excludes money market funds.

F U N D S U M M A R Y	18

About Fund Performance

Past performance is no guarantee of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

19	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2020	iShares® MSCI Hong Kong ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Banks — 5.4%
Bank of East Asia Ltd. (The)(a)	3,856,410	$8,697,902
BOC Hong Kong Holdings Ltd.	10,365,000	29,422,656
Hang Seng Bank Ltd.	2,139,300	33,648,468

		71,769,026

Beverages — 1.2%
Budweiser Brewing Co. APAC Ltd.(a)(b)	4,894,800	16,515,683

Biotechnology — 2.1%
BeiGene Ltd., ADR(c)	114,174	27,581,013

Capital Markets — 12.7%
Hong Kong Exchanges & Clearing Ltd.	3,329,800	168,076,458

Diversified Telecommunication Services — 1.8%
HKT Trust & HKT Ltd.	10,723,500	15,330,849
PCCW Ltd.	12,614,169	7,910,152

		23,241,001

Electric Utilities — 6.4%
CK Infrastructure Holdings Ltd.	1,898,000	10,040,838
CLP Holdings Ltd.	4,584,200	45,042,590
HK Electric Investments & HK Electric Investments Ltd.	7,855,500	7,997,251
Power Assets Holdings Ltd.	3,901,000	22,348,522

		85,429,201

Equity Real Estate Investment Trusts (REITs) — 3.5%
Link REIT	5,787,100	46,071,892

Food & Staples Retailing — 0.3%
Dairy Farm International Holdings Ltd.	1,052,900	4,401,122

Food Products — 1.8%
WH Group Ltd.(b)	26,929,000	23,245,358

Gas Utilities — 3.3%
Hong Kong & China Gas Co. Ltd.	29,750,805	43,300,979

Health Care Equipment & Supplies — 0.6%
Microport Scientific Corp	1,817,000	8,264,259

Hotels, Restaurants & Leisure — 8.0%
Galaxy Entertainment Group Ltd.	6,057,000	47,712,606
Melco Resorts & Entertainment Ltd., ADR	630,669	12,310,659
Sands China Ltd.	6,812,000	30,060,115
SJM Holdings Ltd.	5,997,000	8,248,617
Wynn Macau Ltd.(a)	4,555,600	8,570,240

		106,902,237

Industrial Conglomerates — 6.6%
CK Hutchison Holdings Ltd.	7,528,767	49,300,326
Jardine Matheson Holdings Ltd.	617,100	25,918,200
Jardine Strategic Holdings Ltd.	630,700	12,651,842

		87,870,368

Insurance — 23.3%
AIA Group Ltd.	30,094,200	309,867,185

Security	Shares	Value

Machinery — 3.7%
Techtronic Industries Co. Ltd.	3,843,147	$48,794,625

Real Estate Management & Development — 16.5%
CK Asset Holdings Ltd.	7,220,767	39,224,311
Hang Lung Properties Ltd.	5,808,000	16,374,496
Henderson Land Development Co. Ltd.	4,115,762	16,223,754
Hongkong Land Holdings Ltd.	3,324,400	12,732,452
Kerry Properties Ltd.	2,007,500	5,219,399
New World Development Co. Ltd.	4,326,266	22,468,237
Sino Land Co. Ltd.	8,944,000	10,421,001
Sun Hung Kai Properties Ltd.	4,199,000	56,455,139
Swire Pacific Ltd., Class A	1,435,500	7,816,378
Swire Properties Ltd.	3,396,800	9,204,054
Wharf Real Estate Investment Co. Ltd.	5,409,150	22,508,608

		218,647,829

Road & Rail — 1.7%
MTR Corp. Ltd.	4,331,083	22,549,138

Semiconductors & Semiconductor Equipment — 0.7%
ASM Pacific Technology Ltd.	885,700	9,525,376

Total Common Stocks — 99.6% (Cost: $1,471,684,635)		1,322,052,750

Short-Term Investments

Money Market Funds — 1.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.37%(d)(e)(f)	21,102,946	21,124,049
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.07%(d)(e)	495,000	495,000

		21,619,049

Total Short-Term Investments — 1.6% (Cost: $21,621,159)		21,619,049

Total Investments in Securities — 101.2% (Cost: $1,493,305,794)		1,343,671,799

Other Assets, Less Liabilities — (1.2)%		(15,390,554)

Net Assets — 100.0%		$1,328,281,245

(a)	All or a portion of this security is on loan.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Non-income producing security.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	20

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Hong Kong ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$16,781,709	$4,440,680	(a)	$—		$(97,907)	$(433)	$21,124,049	21,102,946	$162,901	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	613,000	—		(118,000	)(a)	—	—	495,000	495,000	23,109		—

						$(97,907)	$(433)	$21,619,049		$186,010		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Hang Seng Index	32	09/29/20	$5,177	$(72,670)

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$72,670

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$601,798

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(73,121)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$5,773,016

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

21	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Hong Kong ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$1,322,052,750	$—	$—	$1,322,052,750
Money Market Funds	21,619,049	—	—	21,619,049

	$1,343,671,799	$—	$—	$1,343,671,799

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(72,670)	$—	$—	$(72,670)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	22

Schedule of Investments August 31, 2020	iShares® MSCI Japan Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Air Freight & Logistics — 0.4%
Kintetsu World Express Inc.	3,600	$74,074
Konoike Transport Co. Ltd.	2,700	28,745
Maruwa Unyu Kikan Co. Ltd.	1,800	69,763
Mitsui-Soko Holdings Co. Ltd.	1,800	30,112
SBS Holdings Inc.	1,800	34,729

		237,423

Auto Components — 2.7%
Aisan Industry Co. Ltd.	2,700	12,119
Daido Metal Co. Ltd.	3,600	17,992
Daikyonishikawa Corp.	3,600	19,520
Eagle Industry Co. Ltd.	2,700	18,968
Exedy Corp.	2,700	36,205
FCC Co. Ltd.	2,700	49,114
Futaba Industrial Co. Ltd.	4,500	23,509
G-Tekt Corp.	1,800	17,551
Ichikoh Industries Ltd.	2,700	12,578
Keihin Corp.	3,600	87,348
KYB Corp.(a)	1,800	36,070
Musashi Seimitsu Industry Co. Ltd.	3,600	36,120
NHK Spring Co. Ltd.	18,000	113,216
Nifco Inc./Japan	8,100	207,684
Nippon Seiki Co. Ltd.	4,500	46,211
Nissin Kogyo Co. Ltd.	3,600	75,738
NOK Corp.	7,200	78,420
Pacific Industrial Co. Ltd.	3,600	33,778
Piolax Inc.	2,700	41,603
Press Kogyo Co. Ltd.	8,100	23,297
Riken Corp.	900	21,973
Shoei Co. Ltd.	1,800	54,996
Showa Corp.	4,500	96,497
Sumitomo Riko Co. Ltd.	2,700	13,953
Tachi-S Co. Ltd.	2,700	22,355
Tokai Rika Co. Ltd.	4,500	67,556
Topre Corp.	2,700	30,044
Toyo Tire Corp.	9,900	164,961
Toyota Boshoku Corp.	5,400	76,586
TPR Co. Ltd.	1,800	24,052
TS Tech Co. Ltd.	3,600	105,578
Unipres Corp.	3,600	31,232
Yorozu Corp.	1,800	15,888

		1,712,712

Automobiles — 0.1%
Nissan Shatai Co. Ltd.	5,400	48,630

Banks — 3.9%
77 Bank Ltd. (The)	4,500	66,156
Aichi Bank Ltd. (The)	900	26,182
Akita Bank Ltd. (The)	1,800	25,410
Aomori Bank Ltd. (The)	1,800	37,614
Awa Bank Ltd. (The)	2,700	60,852
Bank of Iwate Ltd. (The)	900	21,183
Bank of Nagoya Ltd. (The)	900	19,800
Bank of Okinawa Ltd. (The)	1,800	50,684
Bank of the Ryukyus Ltd.	3,600	30,010
Chugoku Bank Ltd. (The)	12,600	116,441
Chukyo Bank Ltd. (The)	900	17,212
Daishi Hokuetsu Financial Group Inc.	3,600	69,220
Ehime Bank Ltd. (The)	2,700	29,407

Security	Shares	Value

Banks (continued)
Gunma Bank Ltd. (The)	31,500	$103,668
Hachijuni Bank Ltd. (The)	31,500	121,788
Hiroshima Bank Ltd. (The)	22,500	113,938
Hokkoku Bank Ltd. (The)	1,800	50,328
Hokuhoku Financial Group Inc.	10,800	100,214
Hyakugo Bank Ltd. (The)	18,000	55,335
Hyakujushi Bank Ltd. (The)	1,800	30,570
Iyo Bank Ltd. (The)	19,800	125,845
Juroku Bank Ltd. (The)	2,700	48,681
Kansai Mirai Financial Group Inc.	8,174	34,455
Keiyo Bank Ltd. (The)	8,100	37,809
Kiyo Bank Ltd. (The)	5,400	79,845
Kyushu Financial Group Inc.	31,500	144,660
Miyazaki Bank Ltd. (The)	900	20,852
Musashino Bank Ltd. (The)	2,700	39,286
Nanto Bank Ltd. (The)	2,700	49,929
Nishi-Nippon Financial Holdings Inc.	10,800	71,392
North Pacific Bank Ltd.	24,300	51,100
Ogaki Kyoritsu Bank Ltd. (The)	2,700	56,498
Oita Bank Ltd. (The)	900	20,734
San ju San Financial Group Inc.	1,800	22,779
San-in Godo Bank Ltd. (The)	12,600	62,973
Senshu Ikeda Holdings Inc.	18,900	29,586
Shiga Bank Ltd. (The)	3,600	84,157
Shikoku Bank Ltd. (The)	2,700	19,605
Suruga Bank Ltd.	11,700	42,036
Toho Bank Ltd. (The)	16,200	34,525
Tokyo Kiraboshi Financial Group Inc.	1,830	19,379
TOMONY Holdings Inc.	12,600	40,279
Towa Bank Ltd. (The)	2,700	17,263
Yamagata Bank Ltd. (The)	1,800	22,236
Yamaguchi Financial Group Inc.	17,100	113,360
Yamanashi Chuo Bank Ltd. (The)	2,700	20,649

		2,455,925

Beverages — 0.3%
Sapporo Holdings Ltd.	5,400	96,344
Takara Holdings Inc.	12,600	117,986

		214,330

Biotechnology — 0.7%
AnGes Inc.(a)	10,800	153,784
GNI Group Ltd.(a)	3,697	87,156
HEALIOS KK(a)	1,800	31,147
Japan Tissue Engineering Co. Ltd.(a)	1,800	11,407
SanBio Co. Ltd.(a)	2,700	36,256
Takara Bio Inc.	4,500	121,406

		441,156

Building Products — 1.6%
Aica Kogyo Co. Ltd.	4,500	154,463
Bunka Shutter Co. Ltd.	4,500	31,996
Central Glass Co. Ltd.	3,600	71,732
Maeda Kosen Co. Ltd.	1,800	43,283
Nichias Corp.	5,400	128,068
Nichiha Corp.	1,800	42,537
Nippon Sheet Glass Co. Ltd.(a)	8,100	32,539
Nitto Boseki Co. Ltd.	1,800	72,394
Noritz Corp.	2,700	34,372
Okabe Co. Ltd.	2,700	20,089
Sankyo Tateyama Inc.	1,800	15,582
Sanwa Holdings Corp.	17,100	172,217

23	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Japan Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Building Products (continued)
Sekisui Jushi Corp.	2,700	$56,574
Shin Nippon Air Technologies Co. Ltd.	900	17,407
Sinko Industries Ltd.	1,800	23,152
Takara Standard Co. Ltd.	2,700	34,016
Takasago Thermal Engineering Co. Ltd.	3,600	49,292

		999,713

Capital Markets — 0.8%
GMO Financial Holdings Inc.	3,600	22,915
Jafco Co. Ltd.	2,700	108,845
M&A Capital Partners Co. Ltd.(a)	900	33,142
Marusan Securities Co. Ltd.	4,500	17,865
Matsui Securities Co. Ltd.	10,800	96,242
Monex Group Inc.	14,400	37,478
Okasan Securities Group Inc.	13,500	40,992
SPARX Group Co. Ltd.	8,100	15,658
Strike Co. Ltd.	900	40,610
Tokai Tokyo Financial Holdings Inc.	17,100	41,281
Uzabase Inc.(a)	1,800	49,734

		504,762

Chemicals — 5.7%
Achilles Corp.	900	15,056
ADEKA Corp.	7,200	105,238
C.I. Takiron Corp.	3,600	22,949
Chugoku Marine Paints Ltd.	4,500	41,841
Dainichiseika Color & Chemicals Manufacturing Co. Ltd.	900	18,298
Denka Co. Ltd.	7,200	202,465
DIC Corp.	7,200	171,301
DKS Co. Ltd.	900	37,300
Fujimi Inc.	1,800	60,257
Fujimori Kogyo Co. Ltd.	900	33,524
Fuso Chemical Co. Ltd.	1,800	60,852
Hodogaya Chemical Co. Ltd.	900	45,151
Ishihara Sangyo Kaisha Ltd.	2,700	18,332
JCU Corp.	1,800	61,785
JSP Corp.	900	13,197
Kaneka Corp.	3,600	91,252
Kanto Denka Kogyo Co. Ltd.	3,600	25,936
KH Neochem Co. Ltd.	2,700	58,611
Koatsu Gas Kogyo Co. Ltd.	2,700	19,961
Konishi Co. Ltd.	2,700	37,860
Kumiai Chemical Industry Co. Ltd.	7,249	70,545
Kureha Corp.	1,800	77,146
Lintec Corp.	3,600	85,277
Nihon Nohyaku Co. Ltd.	2,700	12,705
Nihon Parkerizing Co. Ltd.	7,200	69,254
Nippon Fine Chemical Co. Ltd.	900	13,053
Nippon Kayaku Co. Ltd.	11,700	115,185
Nippon Shokubai Co. Ltd.	2,700	142,072
Nippon Soda Co. Ltd.	1,800	51,092
NOF Corp.	6,300	255,458
Okamoto Industries Inc.	900	35,942
Osaka Soda Co. Ltd.	900	21,455
Sakai Chemical Industry Co. Ltd.	900	16,889
Sakata INX Corp.	3,600	33,167
Sanyo Chemical Industries Ltd.	900	41,841
Sekisui Kasei Co. Ltd.	1,800	9,454
Shikoku Chemicals Corp.	2,700	27,472
Shin-Etsu Polymer Co. Ltd.	3,600	29,704
Stella Chemifa Corp.	900	22,244

Security	Shares	Value

Chemicals (continued)
Sumitomo Bakelite Co. Ltd.	2,700	$71,494
Sumitomo Seika Chemicals Co. Ltd.	900	29,280
T. Hasegawa Co. Ltd.	2,700	53,901
Taiyo Holdings Co. Ltd.	1,800	91,150
Takasago International Corp.	900	16,728
Taki Chemical Co. Ltd.	500	27,913
Tayca Corp.	900	11,177
Tenma Corp.	900	16,813
Toagosei Co. Ltd.	9,000	88,180
Tokai Carbon Co. Ltd.	17,100	160,446
Tokuyama Corp.	5,400	126,388
Tokyo Ohka Kogyo Co. Ltd.	2,700	131,887
Toyo Gosei Co. Ltd.	500	36,588
Toyo Ink SC Holdings Co. Ltd.	2,700	47,306
Toyobo Co. Ltd.	7,200	103,745
Ube Industries Ltd.	9,000	160,828
Valqua Ltd.	1,800	29,993
Zeon Corp.	11,700	123,129

		3,598,067

Commercial Services & Supplies — 1.6%
Aeon Delight Co. Ltd.	1,800	53,213
Bell System24 Holdings Inc.	2,700	43,996
Central Security Patrols Co. Ltd.	900	30,214
Daiseki Co. Ltd.	3,660	88,286
Duskin Co. Ltd.	3,600	90,505
Japan Elevator Service Holdings Co. Ltd.	1,800	62,294
Kokuyo Co. Ltd.	7,200	80,253
Matsuda Sangyo Co. Ltd.	960	14,113
Mitsubishi Pencil Co. Ltd.	2,700	33,965
Nichiban Co. Ltd.	900	13,384
Nippon Kanzai Co. Ltd.	1,800	33,829
Nippon Parking Development Co. Ltd.	17,100	21,447
Okamura Corp.	5,400	37,937
Oyo Corp.	1,800	20,657
Pilot Corp.	2,700	79,438
Prestige International Inc.	9,000	75,958
Raksul Inc.(a)	1,800	52,959
Relia Inc.	3,600	42,774
Sato Holdings Corp.	2,700	51,584
Toppan Forms Co. Ltd.	4,500	40,780
Uchida Yoko Co. Ltd.	900	53,722

		1,021,308

Communications Equipment — 0.1%
DKK Co. Ltd.	900	20,072
Icom Inc.	900	22,643

		42,715

Construction & Engineering — 5.0%
Chiyoda Corp.(a)	14,400	37,614
Chudenko Corp.	2,700	57,618
COMSYS Holdings Corp.	9,900	276,522
Dai-Dan Co. Ltd.	900	22,830
Daiho Corp.	900	22,957
Fukuda Corp.	900	41,374
Hazama Ando Corp.	17,100	116,263
Hibiya Engineering Ltd.	1,800	30,044
JDC Corp.	3,600	19,724
JTOWER Inc.(a)	900	47,018
Kandenko Co. Ltd.	8,100	63,550
Kinden Corp.	11,700	193,078

S C H E D U L E O F I N V E S T M E N T S	24

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Japan Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Construction & Engineering (continued)
Kumagai Gumi Co. Ltd.	3,600	$92,372
Kyowa Exeo Corp.	9,000	226,517
Kyudenko Corp.	3,600	102,862
Maeda Corp.	12,600	93,509
Maeda Road Construction Co. Ltd.	3,600	66,402
Meisei Industrial Co. Ltd.	2,700	20,063
Mirait Holdings Corp.	7,200	101,029
Nichireki Co. Ltd.	1,800	28,211
Nippo Corp.	4,500	116,568
Nippon Densetsu Kogyo Co. Ltd.	2,700	53,723
Nippon Koei Co. Ltd.	900	23,628
Nippon Road Co. Ltd. (The)	900	64,246
Nishimatsu Construction Co. Ltd.	4,500	85,634
Okumura Corp.	2,700	65,307
OSJB Holdings Corp.	9,900	21,472
Penta-Ocean Construction Co. Ltd.	24,300	156,050
Raito Kogyo Co. Ltd.	3,600	54,588
Raiznext Corp.	2,700	33,812
Sanki Engineering Co. Ltd.	3,600	38,599
Shinnihon Corp.	2,700	21,336
SHO-BOND Holdings Co. Ltd.	3,600	170,079
Sumitomo Densetsu Co. Ltd.	1,800	37,988
Sumitomo Mitsui Construction Co. Ltd.	13,500	54,741
Taihei Dengyo Kaisha Ltd.	900	18,799
Taikisha Ltd.	1,800	49,089
Takamatsu Construction Group Co. Ltd.	1,800	37,631
Tekken Corp.	900	17,610
Toa Corp./Tokyo	1,800	27,328
Toda Corp.	19,800	129,392
Toenec Corp.	900	31,529
Tokyu Construction Co. Ltd.	7,240	33,249
Totetsu Kogyo Co. Ltd.	1,800	44,624
Toyo Construction Co. Ltd.	6,300	24,001
Yahagi Construction Co. Ltd.	2,700	23,220
Yokogawa Bridge Holdings Corp.	2,700	48,860
Yurtec Corp.	3,600	21,557

		3,164,217

Construction Materials — 0.2%
Krosaki Harima Corp.	400	11,599
Sumitomo Osaka Cement Co. Ltd.	2,700	87,585

		99,184

Consumer Finance — 0.8%
AEON Financial Service Co. Ltd.	9,000	80,032
Aiful Corp.(a)	27,000	64,416
Credit Saison Co. Ltd.	13,500	153,911
Hitachi Capital Corp.	4,500	109,864
J Trust Co. Ltd.	5,400	13,800
Jaccs Co. Ltd.	1,800	29,619
Orient Corp.	45,000	49,649

		501,291

Containers & Packaging — 0.8%
FP Corp.	2,000	152,388
Fuji Seal International Inc.	3,600	65,316
Pack Corp. (The)	900	22,847
Rengo Co. Ltd.	16,200	119,615
Toyo Seikan Group Holdings Ltd.	12,600	140,917

		501,083

Distributors — 0.4%
Arata Corp.	900	43,029

Security	Shares	Value

Distributors (continued)
Doshisha Co. Ltd.	1,800	$34,491
PALTAC Corp.	2,700	149,201

		226,721

Diversified Consumer Services — 0.2%
Japan Best Rescue System Co. Ltd.	1,800	16,006
Litalico Inc.(a)	900	22,397
Meiko Network Japan Co. Ltd.	1,800	12,747
Riso Kyoiku Co. Ltd.	10,800	30,146
Studio Alice Co. Ltd.	900	12,994

		94,290

Diversified Financial Services — 0.8%
eGuarantee Inc.	2,700	57,338
Financial Products Group Co. Ltd.	5,400	27,549
Fuyo General Lease Co. Ltd.	1,800	108,463
Japan Investment Adviser Co. Ltd.	900	8,750
Japan Securities Finance Co. Ltd.	7,200	36,799
Mizuho Leasing Co. Ltd.	2,700	68,057
NEC Capital Solutions Ltd.	900	15,319
Ricoh Leasing Co. Ltd.	900	23,000
Zenkoku Hosho Co. Ltd.	4,500	159,343

		504,618

Diversified Telecommunication Services — 0.2%
ARTERIA Networks Corp.	2,700	44,633
Internet Initiative Japan Inc.	1,800	72,648
Vision Inc./Tokyo Japan(a)	1,800	13,732

		131,013

Electric Utilities — 0.6%
Hokkaido Electric Power Co. Inc.	16,200	69,203
Hokuriku Electric Power Co.	15,300	112,970
Okinawa Electric Power Co. Inc. (The)	3,692	57,828
Shikoku Electric Power Co. Inc.	14,400	109,448

		349,449

Electrical Equipment — 1.6%
Chiyoda Integre Co. Ltd.	900	13,622
Cosel Co. Ltd.	1,800	14,699
Daihen Corp.	1,800	70,951
Denyo Co. Ltd.	900	18,527
Fujikura Ltd.	20,700	60,902
Furukawa Electric Co. Ltd.	6,300	150,185
Futaba Corp.	2,700	22,762
GS Yuasa Corp.	6,300	104,381
Idec Corp./Japan	2,700	45,422
Mabuchi Motor Co. Ltd.	4,500	158,494
Nippon Carbon Co. Ltd.	900	29,450
Nissin Electric Co. Ltd.	4,500	47,782
Nitto Kogyo Corp.	1,800	32,233
Sanyo Denki Co. Ltd.	900	40,228
Sinfonia Technology Co. Ltd.	1,800	18,077
Tatsuta Electric Wire and Cable Co. Ltd.	3,600	21,082
Toyo Tanso Co. Ltd.	900	14,267
Ushio Inc.	9,000	111,519

		974,583

Electronic Equipment, Instruments & Components — 5.5%
Ai Holdings Corp.	2,700	45,168
Alps Alpine Co. Ltd.	18,900	300,489
Amano Corp.	4,500	93,781
Anritsu Corp.	12,600	274,944
Azbil Corp.	10,800	339,139

25	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Japan Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Canon Electronics Inc.	1,800	$25,121
Canon Marketing Japan Inc.	4,500	80,456
Citizen Watch Co. Ltd.	24,300	77,223
CMK Corp.	3,600	15,752
CONEXIO Corp.	900	11,033
Daiwabo Holdings Co. Ltd.	1,800	108,294
Dexerials Corp.	4,500	45,023
Elematec Corp.	1,800	15,684
Enplas Corp.	900	18,052
ESPEC Corp.	1,800	31,096
Hioki E.E. Corp.	900	29,110
Hochiki Corp.	900	10,066
Horiba Ltd.	3,200	175,322
Hosiden Corp.	4,500	39,464
Ibiden Co. Ltd.	9,000	282,192
I-PEX Inc.	900	17,466
Iriso Electronics Co. Ltd.	1,800	66,453
Japan Aviation Electronics Industry Ltd.	4,500	58,602
Japan Display Inc.(a)	53,100	26,539
Kaga Electronics Co. Ltd.	1,800	35,645
Koa Corp.	1,800	18,196
Macnica Fuji Electronics Holdings Inc.	4,500	76,128
Maruwa Co. Ltd./Aichi	900	75,958
Meiko Electronics Co. Ltd.	1,800	28,160
Nichicon Corp.	3,600	26,479
Nippon Ceramic Co. Ltd.	1,800	42,588
Nippon Electric Glass Co. Ltd.	7,200	134,162
Nippon Signal Co. Ltd.	3,600	34,797
Nissha Co. Ltd.	3,600	39,312
Nohmi Bosai Ltd.	1,800	37,869
Oki Electric Industry Co. Ltd.	7,200	69,050
Optex Group Co. Ltd.	2,700	34,550
Osaki Electric Co. Ltd.	2,700	13,800
Restar Holdings Corp.	1,800	33,082
Riken Keiki Co. Ltd.	900	21,701
Ryosan Co. Ltd.	1,800	33,184
Ryoyo Electro Corp.	900	25,401
Sanshin Electronics Co. Ltd.	900	15,132
Shinko Shoji Co. Ltd.	1,800	15,226
Siix Corp.	2,700	23,144
Tachibana Eletech Co. Ltd.	900	15,896
Taiyo Yuden Co. Ltd.	10,800	290,865
Tamura Corp.	6,300	30,833
Topcon Corp.	9,000	72,479
V Technology Co. Ltd.	900	33,099
Yokowo Co. Ltd.	900	22,660

		3,485,865

Energy Equipment & Services — 0.0%
Modec Inc.	1,800	30,197

Entertainment — 2.1%
Akatsuki Inc.	900	34,415
Amuse Inc.	900	19,944
Avex Inc.	2,700	23,297
Capcom Co. Ltd.	8,100	392,607
COLOPL Inc.	5,400	49,190
Daiichikosho Co. Ltd.	3,600	112,367
DeNA Co. Ltd.	8,100	129,010
GungHo Online Entertainment Inc.	3,600	74,346
HEROZ Inc.(a)	900	32,717

Security	Shares	Value

Entertainment (continued)
KLab Inc.(a)	2,700	$22,355
Koei Tecmo Holdings Co. Ltd.	3,668	145,447
Marvelous Inc.	2,700	20,165
Shochiku Co. Ltd.	900	120,515
Toei Animation Co. Ltd.	900	52,365
Toei Co. Ltd.	600	88,321
UUUM Inc.(a)	900	19,435

		1,336,496

Equity Real Estate Investment Trusts (REITs) — 9.0%
Activia Properties Inc.	63	237,338
Advance Residence Investment Corp.	117	346,438
AEON REIT Investment Corp.	135	147,291
Comforia Residential REIT Inc.	54	166,514
CRE Logistics REIT Inc.	36	53,128
Daiwa Office Investment Corp.	27	156,330
Daiwa Securities Living Investments Corp.	162	161,626
Frontier Real Estate Investment Corp.	45	150,219
Fukuoka REIT Corp.	63	81,093
Global One Real Estate Investment Corp.	90	90,132
Hankyu Hanshin REIT Inc.	54	60,699
Heiwa Real Estate REIT Inc.	81	90,743
Hoshino Resorts REIT Inc.	18	81,560
Hulic Reit Inc.	108	141,053
Ichigo Office REIT Investment Corp.	108	77,197
Industrial & Infrastructure Fund Investment Corp.	153	267,204
Invesco Office J-Reit Inc.	783	109,721
Invincible Investment Corp.	540	161,422
Itochu Advance Logistics Investment Corp.	36	50,548
Japan Excellent Inc.	108	128,017
Japan Hotel REIT Investment Corp.	396	183,726
Japan Logistics Fund Inc.	81	217,691
Kenedix Office Investment Corp.	36	213,532
Kenedix Residential Next Investment Corp.	81	144,363
Kenedix Retail REIT Corp.	45	92,423
LaSalle Logiport REIT	117	196,388
MCUBS MidCity Investment Corp.	153	118,453
Mirai Corp.	144	50,990
Mitsubishi Estate Logistics REIT Investment Corp.	27	110,500
Mitsui Fudosan Logistics Park Inc.	36	179,924
Mori Hills REIT Investment Corp.	144	179,380
Mori Trust Hotel Reit Inc.	36	36,019
Mori Trust Sogo REIT Inc.	90	117,969
Nippon Accommodations Fund Inc.	36	221,679
Nippon REIT Investment Corp.	36	126,286
One REIT Inc.	18	43,742
Premier Investment Corp.	117	138,134
Samty Residential Investment Corp.	27	25,435
Sekisui House Reit Inc.	360	254,269
SOSiLA Logistics REIT Inc.	45	58,984
Star Asia Investment Corp.	118	48,627
Starts Proceed Investment Corp.	18	33,778
Takara Leben Real Estate Investment Corp.	36	28,822
Tokyu REIT Inc.	72	97,498

		5,676,885

Food & Staples Retailing — 3.4%
Aeon Hokkaido Corp.	1,800	13,409
Ain Holdings Inc.	2,200	142,317
Arcs Co. Ltd.	3,600	88,943
Axial Retailing Inc.	1,800	81,560

S C H E D U L E O F I N V E S T M E N T S	26

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Japan Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Food & Staples Retailing (continued)
Belc Co. Ltd.	900	$63,567
Cawachi Ltd.	900	25,588
cocokara fine Inc.	1,800	100,655
Create SD Holdings Co. Ltd.	2,700	97,388
G-7 Holdings Inc.	900	27,201
Genky DrugStores Co. Ltd.	900	29,238
Halows Co. Ltd.	900	33,863
Heiwado Co. Ltd.	2,700	55,708
JM Holdings Co. Ltd.	900	29,365
Kansai Super Market Ltd.	900	10,829
Kato Sangyo Co. Ltd.	1,800	61,955
Kusuri no Aoki Holdings Co. Ltd.	1,400	119,478
Life Corp.	1,800	82,239
Matsumotokiyoshi Holdings Co. Ltd.	7,200	251,893
Maxvalu Tokai Co. Ltd.	900	20,759
Ministop Co. Ltd.	900	12,849
Mitsubishi Shokuhin Co. Ltd.	1,800	46,424
Nihon Chouzai Co. Ltd.	900	13,902
Okuwa Co. Ltd.	1,800	24,850
Qol Holdings Co. Ltd.	1,800	19,299
Retail Partners Co. Ltd.	1,800	31,487
San-A Co. Ltd.	1,800	72,988
Shoei Foods Corp.	900	34,966
Sugi Holdings Co. Ltd.	3,000	216,418
United Super Markets Holdings Inc.	4,500	52,831
Valor Holdings Co. Ltd.	3,600	92,033
YAKUODO Holdings Co. Ltd.	900	21,353
Yaoko Co. Ltd.	1,800	140,714
Yokohama Reito Co. Ltd.	3,600	30,621

		2,146,690

Food Products — 4.6%
Ariake Japan Co. Ltd.	1,800	123,740
Chubu Shiryo Co. Ltd.	1,800	27,634
DyDo Group Holdings Inc.	900	42,138
Ezaki Glico Co. Ltd.	3,600	152,765
Feed One Co. Ltd.	9,900	17,178
Fuji Oil Holdings Inc.	4,500	131,972
Fujicco Co. Ltd.	1,800	35,272
Fujiya Co. Ltd.	900	18,485
Hokuto Corp.	1,800	36,528
House Foods Group Inc.	5,400	182,300
Itoham Yonekyu Holdings Inc.	12,600	84,004
J-Oil Mills Inc.	900	31,317
Kagome Co. Ltd.	7,200	223,716
Kameda Seika Co. Ltd.	900	44,641
Kenko Mayonnaise Co. Ltd.	900	15,141
Kewpie Corp.	9,000	170,418
KEY Coffee Inc.	1,800	37,020
Kotobuki Spirits Co. Ltd.	1,800	83,172
Marudai Food Co. Ltd.	1,800	31,419
Maruha Nichiro Corp.	3,600	81,407
Megmilk Snow Brand Co. Ltd.	3,600	81,475
Mitsui Sugar Co. Ltd.	900	16,414
Morinaga & Co. Ltd./Japan	3,600	131,887
Morinaga Milk Industry Co. Ltd.	3,600	174,831
Nagatanien Holdings Co. Ltd.	900	19,087
Nichirei Corp.	9,900	258,318
Nippon Beet Sugar Manufacturing Co. Ltd.	900	15,582
Nippon Flour Mills Co. Ltd.	3,600	57,202
Nippon Suisan Kaisha Ltd.	25,200	113,114

Security	Shares	Value

Food Products (continued)
Nisshin Oillio Group Ltd. (The)	1,800	$53,298
Prima Meat Packers Ltd.	2,700	78,929
Riken Vitamin Co. Ltd.	1,800	37,377
Rock Field Co. Ltd.	1,800	22,253
Rokko Butter Co. Ltd.	900	14,818
S Foods Inc.	1,800	48,885
Sakata Seed Corp.	2,700	88,731
Showa Sangyo Co. Ltd.	1,800	59,833
Starzen Co. Ltd.	900	33,481
Warabeya Nichiyo Holdings Co. Ltd.	900	12,697

		2,888,479

Gas Utilities — 0.3%
K&O Energy Group Inc.	900	12,917
Nippon Gas Co. Ltd.	3,600	139,526
Shizuoka Gas Co. Ltd.	4,500	37,045

		189,488

Health Care Equipment & Supplies — 2.0%
CYBERDYNE Inc.(a)	9,900	44,344
Eiken Chemical Co. Ltd.	2,700	48,554
Hogy Medical Co. Ltd.	1,800	57,032
Japan Lifeline Co. Ltd.	5,400	71,851
Jeol Ltd.	3,600	105,578
Mani Inc.	6,300	159,691
Menicon Co. Ltd.	2,700	164,986
Nagaileben Co. Ltd.	1,800	46,237
Nakanishi Inc.	6,300	100,876
Nihon Kohden Corp.	7,200	246,122
Nipro Corp.	12,600	141,987
Paramount Bed Holdings Co. Ltd.	1,800	71,715

		1,258,973

Health Care Providers & Services — 1.2%
As One Corp.	1,100	140,450
BML Inc.	1,800	45,931
Elan Corp.	900	20,776
H.U. Group Holdings Inc.	4,500	111,052
Japan Medical Dynamic Marketing Inc.	1,800	32,217
Ship Healthcare Holdings Inc.	3,600	166,345
Solasto Corp.	4,500	53,256
Toho Holdings Co. Ltd.	4,500	86,991
Tokai Corp./Gifu	1,800	35,662
Tsukui Corp.	4,500	26,352
Vital KSK Holdings Inc.	3,600	36,358

		755,390

Health Care Technology — 0.3%
EM Systems Co. Ltd.	2,700	22,126
JMDC Inc.(a)	900	68,235
Medical Data Vision Co. Ltd.(a)	1,800	30,553
Medley Inc.(a)	1,800	77,146

		198,060

Hotels, Restaurants & Leisure — 3.9%
Aeon Fantasy Co. Ltd.	900	14,504
Arcland Service Holdings Co. Ltd.	1,800	33,710
Atom Corp.	8,100	68,744
BRONCO BILLY Co. Ltd.	900	18,544
Colowide Co. Ltd.	5,400	84,479
Create Restaurants Holdings Inc.	7,200	44,743
Curves Holdings Co. Ltd.	3,600	23,051
Daisyo Corp.	900	10,880
Doutor Nichires Holdings Co. Ltd.	2,700	41,832

27	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Japan Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Fuji Kyuko Co. Ltd.	1,800	$57,202
Fujio Food Group Inc.	900	11,127
Hiday Hidaka Corp.	1,884	30,913
HIS Co. Ltd.	2,700	48,274
Ichibanya Co. Ltd.	900	44,132
Kappa Create Co. Ltd.(a)	2,700	37,453
Kisoji Co. Ltd.	1,800	40,228
KNT-CT Holdings Co. Ltd.(a)	900	8,699
KOMEDA Holdings Co. Ltd.	4,500	77,571
Koshidaka Holdings Co. Ltd.	3,600	15,548
Kourakuen Holdings Corp.	900	14,173
Kura Sushi Inc.	900	40,653
Kyoritsu Maintenance Co. Ltd.	2,780	102,109
Matsuyafoods Holdings Co. Ltd.	900	30,171
Monogatari Corp. (The)	600	51,657
MOS Food Services Inc.	1,800	49,343
Ohsho Food Service Corp.	900	50,073
Plenus Co. Ltd.	1,800	29,789
Resorttrust Inc.	7,200	102,523
Ringer Hut Co. Ltd.	1,800	41,790
Round One Corp.	6,300	50,676
Royal Holdings Co. Ltd.	2,700	46,950
Saizeriya Co. Ltd.(a)	2,700	50,616
SFP Holdings Co. Ltd.	900	12,179
Skylark Holdings Co. Ltd.	18,000	286,180
St. Marc Holdings Co. Ltd.	1,800	27,651
Sushiro Global Holdings Ltd.	9,000	209,289
TKP Corp.(a)	900	23,891
Tokyo Dome Corp.	7,200	54,452
Tokyotokeiba Co. Ltd.	1,800	83,172
Toridoll Holdings Corp.	3,600	46,814
Tosho Co. Ltd.	1,800	22,575
WATAMI Co. Ltd.(b)	1,800	17,670
Yomiuri Land Co. Ltd.	900	33,821
Yoshinoya Holdings Co. Ltd.	5,400	106,834
Zensho Holdings Co. Ltd.	8,100	182,402

		2,479,087

Household Durables — 1.7%
Chofu Seisakusho Co. Ltd.	1,800	35,917
Corona Corp.	900	8,572
ES-Con Japan Ltd.	2,700	19,401
Foster Electric Co. Ltd.	1,800	19,741
France Bed Holdings Co. Ltd.	1,800	14,513
Fujitsu General Ltd.	5,400	141,257
Haseko Corp.	24,300	331,577
JVCKenwood Corp.	13,500	19,987
LEC Inc.	1,800	28,465
Pressance Corp.	3,600	47,425
Sangetsu Corp.	4,500	68,829
Sumitomo Forestry Co. Ltd.	11,700	187,231
Tama Home Co. Ltd.	900	10,948
Tamron Co. Ltd.	1,800	29,076
Token Corp.	920	59,862
Zojirushi Corp.	2,700	40,839

		1,063,640

Household Products — 0.1%
Earth Corp.	900	66,368
S.T. Corp.	900	17,263

		83,631

Security	Shares	Value

Independent Power and Renewable Electricity Producers — 0.2%
eRex Co. Ltd.	1,800	$21,455
RENOVA Inc.(a)	2,700	29,000
West Holdings Corp.	1,800	49,241

		99,696

Industrial Conglomerates — 0.4%
Katakura Industries Co. Ltd.	1,800	20,420
Mie Kotsu Group Holdings Inc.	4,500	19,562
Nisshinbo Holdings Inc.	12,600	87,331
Noritsu Koki Co. Ltd.	1,800	27,023
TOKAI Holdings Corp.	8,100	77,070

		231,406

Insurance — 0.1%
Anicom Holdings Inc.	1,800	77,062

Interactive Media & Services — 0.6%
Bengo4.com Inc.(a)	900	92,084
COOKPAD Inc.(a)	4,500	15,701
Dip Corp.	2,700	59,782
giftee Inc.(a)	900	21,319
Gree Inc.	10,800	45,830
Gurunavi Inc.	2,700	16,473
Itokuro Inc.(a)	900	8,665
Kamakura Shinsho Ltd.	1,800	15,972
Lifull Co. Ltd.	5,400	23,628
Mixi Inc.	3,600	79,710
MTI Ltd.	1,800	12,425
ZIGExN Co. Ltd.	4,500	14,088

		405,677

Internet & Direct Marketing Retail — 0.5%
ASKUL Corp.	1,800	55,590
Belluna Co. Ltd.	4,500	43,071
Demae-Can Co. Ltd.(a)	1,800	39,193
Enigmo Inc.	1,800	26,360
Media Do Co. Ltd.	900	57,372
Oisix ra daichi Inc.(a)	1,800	56,947
Open Door Inc.(a)	900	11,636

		290,169

IT Services — 3.3%
Argo Graphics Inc.	1,800	59,494
Change Inc.(a)	1,300	90,961
Comture Corp.	1,800	37,954
Digital Garage Inc.	2,700	82,111
DTS Corp.	3,600	75,500
Future Corp.	1,800	32,607
GMO Cloud KK	400	33,005
GMO internet Inc.	6,300	169,612
Ines Corp.	1,800	22,660
Infocom Corp.	1,800	59,833
Infomart Corp.	17,100	117,875
Information Services International-Dentsu Ltd.	900	48,036
Kanematsu Electronics Ltd.	900	34,330
LAC Co. Ltd.	1,800	18,977
Mitsubishi Research Institute Inc.	900	33,269
NEC Networks & System Integration Corp.	5,400	100,214
NET One Systems Co. Ltd.	8,100	311,259
Nihon Unisys Ltd.	6,300	180,603
NS Solutions Corp.	2,700	78,547
NSD Co. Ltd.	6,300	109,906
Oro Co. Ltd.	900	26,692

S C H E D U L E O F I N V E S T M E N T S	28

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Japan Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

IT Services (continued)
SB Technology Corp.	900	$26,267
SHIFT Inc.(a)	900	104,135
TechMatrix Corp.	3,600	74,074
TKC Corp.	900	50,497
Transcosmos Inc.	1,800	49,106
Zuken Inc.	900	21,761

		2,049,285

Leisure Products — 0.6%
Heiwa Corp.	5,416	91,369
Mars Group Holdings Corp.	900	14,190
Mizuno Corp.	1,800	32,267
Sankyo Co. Ltd.	4,500	124,334
Tomy Co. Ltd.	8,100	65,078
Universal Entertainment Corp.(a)	2,700	53,035
Yonex Co. Ltd.	4,500	27,583

		407,856

Life Sciences Tools & Services — 0.1%
CMIC Holdings Co. Ltd.	900	11,118
EPS Holdings Inc.	2,700	25,614

		36,732

Machinery — 5.4%
Aichi Corp.	2,700	20,903
Aida Engineering Ltd.	4,500	29,195
Anest Iwata Corp.	2,700	20,802
Asahi Diamond Industrial Co. Ltd.	4,500	21,048
Bando Chemical Industries Ltd.	2,700	14,818
CKD Corp.	3,600	49,666
Daiwa Industries Ltd.	2,700	23,424
DMG Mori Co. Ltd.	9,900	125,845
Ebara Corp.	8,100	208,677
Fuji Corp./Aichi	5,400	97,057
Fujitec Co. Ltd.	5,400	107,801
Fukushima Galilei Co. Ltd.	900	28,389
Furukawa Co. Ltd.	2,700	27,167
Giken Ltd.	1,800	64,501
Glory Ltd.	4,500	94,035
Harmonic Drive Systems Inc.	3,600	189,768
Hirata Corp.	900	51,601
Hisaka Works Ltd.	1,800	13,868
Hitachi Zosen Corp.	14,400	56,897
Hosokawa Micron Corp.	500	26,640
IHI Corp.	11,700	173,771
Iseki & Co. Ltd.	1,800	19,673
Japan Steel Works Ltd. (The)	5,400	77,910
Kitz Corp.	6,300	36,833
Komori Corp.	4,500	30,468
Kyokuto Kaihatsu Kogyo Co. Ltd.	2,700	33,303
Makino Milling Machine Co. Ltd.	1,800	62,209
Max Co. Ltd.	1,800	26,988
Meidensha Corp.	2,700	41,629
METAWATER Co. Ltd.	900	37,809
Mitsubishi Logisnext Co. Ltd.	1,800	16,957
Mitsuboshi Belting Ltd.	1,800	27,837
Mitsui E&S Holdings Co. Ltd.(a)	6,300	25,546
Morita Holdings Corp.	2,700	49,420
Nachi-Fujikoshi Corp.	900	27,964
Nikkiso Co. Ltd.	4,500	44,387
Nippon Sharyo Ltd.(a)	900	21,014
Nippon Thompson Co. Ltd.	4,500	15,404

Security	Shares	Value

Machinery (continued)
Nissei ASB Machine Co. Ltd.	900	$34,839
Nitta Corp.	1,800	40,075
Nitto Kohki Co. Ltd.	900	16,957
Nittoku Co. Ltd.	900	27,710
Noritake Co. Ltd./Nagoya Japan	900	28,856
NTN Corp.	36,000	69,254
Obara Group Inc.	900	30,638
Oiles Corp.	1,896	24,602
OKUMA Corp.	1,800	82,239
Organo Corp.	900	47,697
OSG Corp.	7,200	106,460
Rheon Automatic Machinery Co. Ltd.	900	9,336
Ryobi Ltd.	1,800	20,114
Shibaura Machine Co. Ltd.	1,800	35,696
Shibuya Corp.	900	25,215
Shima Seiki Manufacturing Ltd.	1,800	25,800
Shinmaywa Industries Ltd.	4,500	39,889
Sintokogio Ltd.	3,600	24,001
Sodick Co. Ltd.	3,600	24,782
Star Micronics Co. Ltd.	2,700	33,812
Tadano Ltd.	9,000	73,582
Takeuchi Manufacturing Co. Ltd.	2,700	56,650
Takuma Co. Ltd.	6,300	100,876
Teikoku Sen-I Co. Ltd.	1,800	45,626
Tocalo Co. Ltd.	5,400	54,333
Tsubaki Nakashima Co. Ltd.	3,600	29,059
Tsubakimoto Chain Co.	1,800	42,214
Tsugami Corp.	3,600	38,565
Tsukishima Kikai Co. Ltd.	2,700	31,953
Tsurumi Manufacturing Co. Ltd.	1,800	31,232
Union Tool Co.	900	24,807
YAMABIKO Corp.	2,700	27,498
Yamashin-Filter Corp.	3,600	40,432
Yushin Precision Equipment Co. Ltd.	1,800	11,916

		3,397,939

Marine — 0.4%
Iino Kaiun Kaisha Ltd.	7,200	23,967
Kawasaki Kisen Kaisha Ltd.(a)	4,500	50,200
Mitsui OSK Lines Ltd.	9,900	183,259
NS United Kaiun Kaisha Ltd.	900	11,653

		269,079

Media — 0.8%
Digital Holdings Inc.	1,800	21,930
FAN Communications Inc.	3,600	15,446
Gakken Holdings Co. Ltd.	1,800	27,294
Kadokawa Corp.	4,508	115,245
Macromill Inc.	3,600	29,365
Proto Corp.	1,800	20,691
RPA Holdings Inc.(a)	1,800	13,579
SKY Perfect JSAT Holdings Inc.	11,700	44,684
Tokyo Broadcasting System Holdings Inc.	2,700	46,645
TV Asahi Holdings Corp.	1,800	28,533
ValueCommerce Co. Ltd.	1,800	60,003
Vector Inc.(a)	2,700	24,061
Wowow Inc.	900	22,983
Zenrin Co. Ltd.	2,700	28,287

		498,746

Metals & Mining — 1.7%
Aichi Steel Corp.	900	22,516

29	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Japan Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Metals & Mining (continued)
Asahi Holdings Inc.	2,700	$90,641
Daido Steel Co. Ltd.	2,700	89,877
Dowa Holdings Co. Ltd.	4,500	139,823
Godo Steel Ltd.	900	16,168
Kobe Steel Ltd.(a)	27,000	103,626
Kyoei Steel Ltd.	1,800	22,626
Mitsui Mining & Smelting Co. Ltd.	5,400	129,749
Neturen Co. Ltd.	2,700	12,679
Nippon Light Metal Holdings Co. Ltd.	49,500	86,821
Nittetsu Mining Co. Ltd.	900	35,730
Osaka Steel Co. Ltd.	900	9,191
OSAKA Titanium Technologies Co. Ltd.	1,800	15,837
Pacific Metals Co. Ltd.	1,800	30,943
Sanyo Special Steel Co. Ltd.	1,800	15,633
Toho Titanium Co. Ltd.	2,700	17,670
Tokyo Steel Manufacturing Co. Ltd.	9,000	60,342
Topy Industries Ltd.	900	9,650
UACJ Corp.	2,714	49,676
Yamato Kogyo Co. Ltd.	3,600	86,465
Yodogawa Steel Works Ltd.	1,800	31,334

		1,076,997

Multiline Retail — 1.1%
Fuji Co. Ltd./Ehime	1,800	31,622
H2O Retailing Corp.	8,135	56,844
Izumi Co. Ltd.	3,600	140,374
J Front Retailing Co. Ltd.	20,700	144,058
Kintetsu Department Store Co. Ltd.	900	24,196
Matsuya Co. Ltd.	2,700	15,862
Seria Co. Ltd.	3,600	158,876
Takashimaya Co. Ltd.	12,600	99,332

		671,164

Oil, Gas & Consumable Fuels — 0.6%
Cosmo Energy Holdings Co. Ltd.	4,500	71,375
Itochu Enex Co. Ltd.	4,500	39,846
Iwatani Corp.	2,700	97,006
Japan Petroleum Exploration Co. Ltd.	2,700	46,950
Mitsuuroko Group Holdings Co. Ltd.	2,700	28,847
San-Ai Oil Co. Ltd.	4,500	39,677
Sinanen Holdings Co. Ltd.	900	25,122

		348,823

Paper & Forest Products — 0.5%
Daiken Corp.	900	14,139
Daio Paper Corp.	6,300	85,846
Hokuetsu Corp.	9,000	30,723
Nippon Paper Industries Co. Ltd.	9,000	114,574
Tokushu Tokai Paper Co. Ltd.	900	37,597

		282,879

Personal Products — 1.3%
Euglena Co. Ltd.(a)	7,200	53,638
Fancl Corp.	7,200	235,259
Kitanotatsujin Corp.	5,400	28,058
Mandom Corp.	3,600	57,202
Milbon Co. Ltd.	1,800	98,958
Noevir Holdings Co. Ltd.	1,800	82,323
Rohto Pharmaceutical Co. Ltd.	8,100	257,410
YA-MAN Ltd.	2,700	35,441

		848,289

Pharmaceuticals — 1.8%
ASKA Pharmaceutical Co. Ltd.	1,800	20,267

Security	Shares	Value

Pharmaceuticals (continued)
Daito Pharmaceutical Co. Ltd.	900	$29,280
Fuji Pharma Co. Ltd.	900	9,285
JCR Pharmaceuticals Co. Ltd.	1,200	128,889
Kaken Pharmaceutical Co. Ltd.	2,700	124,758
Kissei Pharmaceutical Co. Ltd.	2,700	58,866
KYORIN Holdings Inc.	3,600	68,133
Mochida Pharmaceutical Co. Ltd.	1,800	66,453
Nichi-Iko Pharmaceutical Co. Ltd.	4,550	51,058
Sawai Pharmaceutical Co. Ltd.	3,600	183,997
Seikagaku Corp.	3,600	36,833
Sosei Group Corp.(a)	6,300	76,400
Taiko Pharmaceutical Co. Ltd.	1,800	43,114
Torii Pharmaceutical Co. Ltd.	900	23,415
Towa Pharmaceutical Co. Ltd.	2,700	53,519
Tsumura & Co.	5,400	153,275
ZERIA Pharmaceutical Co. Ltd.	1,800	33,269

		1,160,811

Professional Services — 2.3%
Altech Corp.	980	16,902
BayCurrent Consulting Inc.	1,100	117,940
Benefit One Inc.	6,300	152,027
BeNEXT Group Inc.	1,800	19,113
en-japan Inc.	2,700	78,165
FULLCAST Holdings Co. Ltd.	1,800	27,447
Funai Soken Holdings Inc.	3,600	72,105
Grace Technology Inc.	900	34,245
Insource Co. Ltd.	900	22,355
IR Japan Holdings Ltd.	900	110,246
JAC Recruitment Co. Ltd.	900	10,821
Link And Motivation Inc.	2,700	9,039
Meitec Corp.	1,800	86,737
Nomura Co. Ltd.	7,200	50,922
Outsourcing Inc.	9,000	74,600
Pasona Group Inc.	1,800	23,458
SMS Co. Ltd.	6,300	174,305
S-Pool Inc.	4,500	30,426
Tanseisha Co. Ltd.	3,600	24,205
TechnoPro Holdings Inc.	3,300	176,133
UT Group Co. Ltd.(a)	2,700	80,456
WDB Holdings Co. Ltd.	900	24,001
World Holdings Co. Ltd.	900	15,132
YAMADA Consulting Group Co. Ltd.	900	9,064
Yumeshin Holdings Co. Ltd.	3,600	23,186

		1,463,030

Real Estate Management & Development — 2.0%
Daibiru Corp.	4,500	50,625
Goldcrest Co. Ltd.	900	12,501
Heiwa Real Estate Co. Ltd.	2,700	71,749
Ichigo Inc.	22,500	60,470
Katitas Co. Ltd.	4,500	112,367
Keihanshin Building Co. Ltd.	2,700	38,420
Kenedix Inc.	19,800	96,531
Leopalace21 Corp.(a)(b)	14,400	24,850
Open House Co. Ltd.	5,400	191,721
Raysum Co. Ltd.	900	7,825
Relo Group Inc.	9,900	224,989
SAMTY Co. Ltd.	2,700	35,569
Starts Corp. Inc.	2,700	56,523
Sun Frontier Fudousan Co. Ltd.	2,700	20,776

S C H E D U L E O F I N V E S T M E N T S	30

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Japan Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Real Estate Management & Development (continued)
Takara Leben Co. Ltd.	7,200	$23,492
TOC Co. Ltd.	3,600	23,152
Tokyo Tatemono Co. Ltd.	17,100	208,177
Tosei Corp.	2,700	23,679

		1,283,416

Road & Rail — 2.5%
Fukuyama Transporting Co. Ltd.	2,700	133,160
Hamakyorex Co. Ltd.	900	28,092
Hitachi Transport System Ltd.	3,600	125,437
Maruzen Showa Unyu Co. Ltd.	900	29,068
Nankai Electric Railway Co. Ltd.	9,000	198,001
Nikkon Holdings Co. Ltd.	5,400	119,157
Nishi-Nippon Railroad Co. Ltd.	5,400	157,094
Sakai Moving Service Co. Ltd.	900	38,828
Sankyu Inc.	4,500	187,986
Seino Holdings Co. Ltd.	12,600	192,603
Senko Group Holdings Co. Ltd.	9,900	87,662
Sotetsu Holdings Inc.	6,300	171,513
Tonami Holdings Co. Ltd.	900	48,885
Trancom Co. Ltd.	900	63,398

		1,580,884

Semiconductors & Semiconductor Equipment — 1.4%
Ferrotec Holdings Corp.	2,700	19,630
Japan Material Co. Ltd.	5,400	71,851
Megachips Corp.	1,800	35,849
Micronics Japan Co. Ltd.	2,700	27,701
Mimasu Semiconductor Industry Co. Ltd.	900	18,196
Mitsui High-Tec Inc.	1,800	27,158
Optorun Co. Ltd.	1,800	35,798
Rorze Corp.	900	42,138
RS Technologies Co. Ltd.	900	26,692
Sanken Electric Co. Ltd.	1,800	37,156
SCREEN Holdings Co. Ltd.	3,600	175,510
Shindengen Electric Manufacturing Co. Ltd.	900	16,125
Shinko Electric Industries Co. Ltd.	5,400	80,304
Tokyo Seimitsu Co. Ltd.	3,600	109,991
Tri Chemical Laboratories Inc.	500	45,924
Ulvac Inc.	3,600	127,983

		898,006

Software — 2.2%
Alpha Systems Inc.	900	31,444
Broadleaf Co. Ltd.	8,100	38,650
Chatwork Co. Ltd.(a)	900	12,909
Computer Engineering & Consulting Ltd.	1,800	27,617
Cybozu Inc.	1,800	53,043
Digital Arts Inc.	900	69,593
Ebase Co. Ltd.	1,800	20,403
Fixstars Corp.	1,800	19,707
Freee KK(a)	1,800	99,297
Fuji Soft Inc.	2,700	122,212
Fukui Computer Holdings Inc.	900	23,263
Justsystems Corp.	2,700	206,742
Miroku Jyoho Service Co. Ltd.	1,800	36,833
Money Forward Inc.(a)	1,300	92,678
OBIC Business Consultants Co. Ltd.	1,800	106,936
Optim Corp.(a)	1,800	51,091
PKSHA Technology Inc.(a)	900	23,127
Rakus Co. Ltd.	3,600	95,835
Sansan Inc.(a)	1,800	94,036

Security	Shares	Value

Software (continued)
Sourcenext Corp.	7,200	$20,097
Systena Corp.	6,300	101,886
UNITED Inc./Japan	900	11,177

		1,358,576

Specialty Retail — 2.8%
Adastria Co. Ltd.	2,700	42,214
Alpen Co. Ltd.	900	15,260
AOKI Holdings Inc.	3,600	19,452
Aoyama Trading Co. Ltd.	3,600	21,659
Arcland Sakamoto Co. Ltd.	2,700	53,723
Asahi Co. Ltd.	1,800	31,011
Autobacs Seven Co. Ltd.	6,300	81,509
Bic Camera Inc.	9,000	99,637
Chiyoda Co. Ltd.	1,800	17,127
DCM Holdings Co. Ltd.	9,000	110,161
EDION Corp.	7,200	81,543
Geo Holdings Corp.	2,700	43,767
IDOM Inc.	4,500	22,957
JINS Holdings Inc.	900	62,125
Joshin Denki Co. Ltd.	1,800	40,160
Joyful Honda Co. Ltd.	4,500	64,161
Keiyo Co. Ltd.	3,600	29,093
Kohnan Shoji Co. Ltd.	1,800	65,010
Komeri Co. Ltd.	2,700	83,639
K’s Holdings Corp.	17,100	242,362
Nextage Co. Ltd.	3,600	34,559
Nishimatsuya Chain Co. Ltd.	3,600	45,524
Nojima Corp.	2,700	79,947
PAL GROUP Holdings Co. Ltd.	1,800	19,486
Sanrio Co. Ltd.	4,500	75,279
Shimachu Co. Ltd.	3,600	100,588
T-Gaia Corp.	1,800	35,476
United Arrows Ltd.	1,800	27,583
VT Holdings Co. Ltd.	6,300	23,169
World Co. Ltd.	1,800	26,377
Xebio Holdings Co. Ltd.	1,800	12,781
Yellow Hat Ltd.	2,700	44,480

		1,751,819

Technology Hardware, Storage & Peripherals — 0.9%
Eizo Corp.	900	33,905
Elecom Co. Ltd.	1,800	81,305
Konica Minolta Inc.	40,500	130,996
Maxell Holdings Ltd.	4,500	43,156
MCJ Co. Ltd.	5,400	48,019
Melco Holdings Inc.	900	21,795
Riso Kagaku Corp.	1,800	22,508
Toshiba TEC Corp.	2,700	112,919
Wacom Co. Ltd.	12,600	82,341

		576,944

Textiles, Apparel & Luxury Goods — 1.1%
Asics Corp.	13,500	186,374
Descente Ltd.(a)	2,700	46,237
Fujibo Holdings Inc.	900	30,383
Goldwin Inc.	1,800	129,850
Gunze Ltd.	900	32,420
Japan Wool Textile Co. Ltd. (The)	4,500	41,289
Kurabo Industries Ltd.	1,800	34,050
Onward Holdings Co. Ltd.	8,100	20,852
Seiko Holdings Corp.	1,800	25,393

31	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Japan Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Textiles, Apparel & Luxury Goods (continued)
Seiren Co. Ltd.	3,600	$47,697
TSI Holdings Co. Ltd.	5,400	16,397
Wacoal Holdings Corp.	3,600	63,992
Yondoshi Holdings Inc.	1,800	29,331

		704,265

Thrifts & Mortgage Finance — 0.1%
Aruhi Corp.	2,700	43,284

Trading Companies & Distributors — 1.9%
Advan Co. Ltd.	1,800	22,932
Chori Co. Ltd.	900	13,409
Daiichi Jitsugyo Co. Ltd.	900	30,680
Gecoss Corp.	900	8,080
Hanwa Co. Ltd.	2,700	54,435
Inaba Denki Sangyo Co. Ltd.	4,500	111,604
Inabata & Co. Ltd.	3,600	44,472
Japan Pulp & Paper Co. Ltd.	900	32,250
Kamei Corp.	1,800	16,804
Kanamoto Co. Ltd.	2,700	58,611
Kanematsu Corp.	7,200	91,048
Nagase & Co. Ltd.	9,000	117,205
Nichiden Corp.	1,800	33,642
Nippon Steel Trading Corp.	944	28,397
Nishio Rent All Co. Ltd.	1,800	39,685
Sojitz Corp.	113,400	259,854
Trusco Nakayama Corp.	3,600	82,086
Wakita & Co. Ltd.	3,600	31,979
Yamazen Corp.	5,400	50,871
Yuasa Trading Co. Ltd.	1,800	52,365

		1,180,409

Security	Shares	Value

Transportation Infrastructure — 0.3%
Mitsubishi Logistics Corp.	4,500	$136,428
Nissin Corp.	900	13,656
Sumitomo Warehouse Co. Ltd. (The)	5,400	66,860

		216,944

Total Common Stocks — 99.5% (Cost: $81,353,805)		62,626,258

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.37%(c)(d)(e)	44,368	44,412
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.07%(c)(d)	30,000	30,000

		74,412

Total Short-Term Investments — 0.1% (Cost: $74,412)		74,412

Total Investments in Securities — 99.6% (Cost: $81,428,217)		62,700,670

Other Assets, Less Liabilities — 0.4%		220,819

Net Assets — 100.0%		$62,921,489

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$3,096,256	$—	$(3,051,810	)(a)	$1,413	$(1,447)	$44,412	44,368	$35,761	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	48,000	—	(18,000	)(a)	—	—	30,000	30,000	663		—

					$1,413	$(1,447)	$74,412		$36,424		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
TOPIX Index	19	09/10/20	$290	$5,199

S C H E D U L E O F I N V E S T M E N T S	32

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Japan Small-Cap ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$5,199

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$109,293

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$18,093

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$523,903

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$62,626,258	$—	$—	$62,626,258
Money Market Funds	74,412	—	—	74,412

	$62,700,670	$—	$—	$62,700,670

Derivative financial instruments(a)
Assets
Futures Contracts	$5,199	$—	$—	$5,199

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

33	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2020	iShares® MSCI Malaysia ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Banks — 26.2%
AMMB Holdings Bhd	5,103,837	$3,577,771
CIMB Group Holdings Bhd(a)	19,753,912	15,649,480
Hong Leong Bank Bhd	2,011,940	6,762,012
Hong Leong Financial Group Bhd	701,100	2,076,960
Malayan Banking Bhd	12,019,481	21,150,593
Public Bank Bhd	8,894,680	35,061,972
RHB Bank Bhd	4,937,602	5,428,932

		89,707,720

Beverages — 1.7%
Carlsberg Brewery Malaysia Bhd	467,000	2,446,271
Fraser & Neave Holdings Bhd	451,200	3,316,707

		5,762,978

Chemicals — 2.8%
Petronas Chemicals Group Bhd	7,350,500	9,634,793

Construction & Engineering — 1.3%
Gamuda Bhd	5,416,100	4,420,775
IJM Corp. Bhd	166,300	47,908

		4,468,683

Diversified Telecommunication Services — 1.0%
Telekom Malaysia Bhd(a)	3,451,200	3,438,358

Electric Utilities — 5.3%
Tenaga Nasional Bhd	6,949,212	18,117,499

Energy Equipment & Services — 3.0%
Dialog Group Bhd	12,094,454	10,423,500

Food Products — 13.4%
Genting Plantations Bhd	822,400	1,962,467
IOI Corp. Bhd	7,680,130	8,223,114
Kuala Lumpur Kepong Bhd	1,321,000	7,186,138
Nestle Malaysia Bhd	214,900	7,181,390
PPB Group Bhd	1,980,119	8,556,510
QL Resources Bhd	2,230,400	5,140,281
Sime Darby Plantation Bhd	6,309,555	7,725,058

		45,974,958

Gas Utilities — 2.8%
Petronas Gas Bhd	2,423,900	9,601,332

Health Care Equipment & Supplies — 20.6%
Hartalega Holdings Bhd	5,170,700	20,506,533
Kossan Rubber Industries	1,953,500	7,494,161
Supermax Corp. Bhd(b)	2,285,600	12,148,166
Top Glove Corp. Bhd	4,779,900	30,156,229

		70,305,089

Health Care Providers & Services — 2.5%
IHH Healthcare Bhd	6,702,300	8,624,254

Hotels, Restaurants & Leisure — 3.1%
Genting Bhd	6,530,600	5,502,918
Genting Malaysia Bhd	9,070,100	4,964,549

		10,467,467

Security	Shares	Value

Industrial Conglomerates — 2.2%
HAP Seng Consolidated Bhd	1,925,600	$3,328,369
Sime Darby Bhd	8,311,155	4,369,566

		7,697,935

Marine — 2.2%
MISC Bhd	4,090,920	7,473,749

Metals & Mining — 1.6%
Press Metal Aluminium Holdings Bhd	4,317,600	5,400,239

Multi-Utilities — 0.5%
YTL Corp. Bhd(b)	10,102,062	1,624,867

Oil, Gas & Consumable Fuels — 1.3%
Petronas Dagangan Bhd	910,500	4,502,773

Transportation Infrastructure — 1.9%
Malaysia Airports Holdings Bhd	3,320,200	4,065,063
Westports Holdings Bhd	2,604,300	2,282,006

		6,347,069

Wireless Telecommunication Services — 7.0%
Axiata Group Bhd	8,508,700	6,148,406
DiGi.Com Bhd	9,572,200	9,076,987
Maxis Bhd(a)	7,167,300	8,603,169

		23,828,562

Total Common Stocks — 100.4% (Cost: $228,967,902)		343,401,825

Short-Term Investments

Money Market Funds — 3.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.37%(c)(d)(e)	10,664,802	10,675,467
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.07%(c)(d)	140,000	140,000

		10,815,467

Total Short-Term Investments — 3.2% (Cost: $10,813,496)		10,815,467

Total Investments in Securities — 103.6% (Cost: $239,781,398)		354,217,292

Other Assets, Less Liabilities — (3.6)%		(12,295,313)

Net Assets — 100.0%		$341,921,979

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	34

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Malaysia ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$3,583,110	$7,093,754	(a)	$—		$(2,290)	$893	$10,675,467	10,664,802	$106,448	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	198,000	—		(58,000	)(a)	—	—	140,000	140,000	3,467		—

						$(2,290)	$893	$10,815,467		$109,915		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$343,401,825	$—	$—	$343,401,825
Money Market Funds	10,815,467	—	—	10,815,467

	$354,217,292	$—	$—	$354,217,292

See notes to financial statements.

35	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2020	iShares® MSCI Pacific ex Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 58.6%
Afterpay Ltd.(a)	243,890	$16,492,923
AGL Energy Ltd.	713,253	7,806,794
AMP Ltd.(a)	3,921,930	4,437,708
Ampol Ltd.	284,161	5,468,134
APA Group	1,343,382	10,362,183
Aristocrat Leisure Ltd.	653,550	13,712,151
ASX Ltd.	219,974	14,208,622
Aurizon Holdings Ltd.	2,181,983	7,019,530
AusNet Services	2,121,478	2,863,313
Australia & New Zealand Banking Group Ltd.	3,228,199	43,641,926
BHP Group Ltd.	3,353,768	94,027,355
BlueScope Steel Ltd.	573,203	5,379,445
Brambles Ltd.	1,727,887	14,171,450
CIMIC Group Ltd.	111,808	1,750,496
Coca-Cola Amatil Ltd.	576,719	3,881,263
Cochlear Ltd.	74,795	10,628,706
Coles Group Ltd.	1,520,464	19,936,655
Commonwealth Bank of Australia	2,015,367	101,768,899
Computershare Ltd.	556,080	5,465,497
Crown Resorts Ltd.	423,824	2,824,085
CSL Ltd.	517,280	109,414,360
Dexus	1,242,303	8,112,518
Evolution Mining Ltd.	1,850,169	7,594,021
Fortescue Metals Group Ltd.	1,924,755	24,796,537
Goodman Group	1,868,106	25,296,316
GPT Group (The)	2,216,648	6,278,602
Insurance Australia Group Ltd.	2,624,277	9,257,537
James Hardie Industries PLC	504,012	11,491,635
Lendlease Corp. Ltd.	754,737	6,485,884
Macquarie Group Ltd.	383,493	36,217,274
Magellan Financial Group Ltd.	145,110	6,358,477
Medibank Pvt Ltd.	3,133,905	6,327,263
Mirvac Group	4,467,135	6,970,741
National Australia Bank Ltd.	3,637,134	48,228,862
Newcrest Mining Ltd.	917,785	21,692,777
Northern Star Resources Ltd.	846,194	8,542,205
Oil Search Ltd.	2,255,205	5,453,825
Orica Ltd.	460,704	5,921,601
Origin Energy Ltd.	2,004,169	8,300,224
Qantas Airways Ltd.	1,040,386	3,031,504
QBE Insurance Group Ltd.	1,662,392	13,044,164
Ramsay Health Care Ltd.	208,522	10,033,059
REA Group Ltd.	60,440	5,103,215
Rio Tinto Ltd.	423,044	30,660,486
Santos Ltd.	2,010,617	8,431,014
Scentre Group	5,909,098	9,876,363
Seek Ltd.	380,544	5,817,184
Sonic Healthcare Ltd.	513,377	12,168,355
South32 Ltd.	5,499,865	8,541,590
Stockland	2,713,266	7,946,117
Suncorp Group Ltd.	1,434,776	9,868,121
Sydney Airport	1,501,696	6,352,512
Tabcorp Holdings Ltd.	2,506,759	6,711,021
Telstra Corp. Ltd.	4,767,954	10,190,543
TPG Telecom Ltd.(a)	426,486	2,595,805
Transurban Group	3,115,844	31,016,171
Treasury Wine Estates Ltd.	819,038	5,602,904
Vicinity Centres	4,435,354	4,739,839

Security	Shares	Value

Australia (continued)
Washington H Soul Pattinson & Co. Ltd.	122,964	$1,903,332
Wesfarmers Ltd.	1,290,845	45,364,690
Westpac Banking Corp.	4,117,368	53,409,276
WiseTech Global Ltd.	165,345	3,445,875
Woodside Petroleum Ltd.	1,087,038	15,740,729
Woolworths Group Ltd.	1,436,145	42,345,956

		1,102,527,619

Hong Kong — 29.1%
AIA Group Ltd.	13,762,414	141,705,727
ASM Pacific Technology Ltd.	347,400	3,736,159
Bank of East Asia Ltd. (The)(b)	1,479,520	3,336,969
BeiGene Ltd., ADR(a)(b)	45,912	11,090,962
BOC Hong Kong Holdings Ltd.	4,202,500	11,929,446
Budweiser Brewing Co. APAC Ltd.(b)(c)	1,967,400	6,638,260
CK Asset Holdings Ltd.	2,950,732	16,028,827
CK Hutchison Holdings Ltd.	3,066,732	20,081,760
CK Infrastructure Holdings Ltd.	757,708	4,008,442
CLP Holdings Ltd.	1,865,500	18,329,687
Dairy Farm International Holdings Ltd.	396,500	1,657,370
Galaxy Entertainment Group Ltd.	2,463,000	19,401,708
Hang Lung Properties Ltd.	2,317,736	6,534,394
Hang Seng Bank Ltd.(b)	868,100	13,654,109
Henderson Land Development Co. Ltd.	1,660,442	6,545,229
HK Electric Investments & HK Electric Investments Ltd.	3,056,500	3,111,654
HKT Trust & HKT Ltd.	4,321,338	6,178,000
Hong Kong & China Gas Co. Ltd.(b)	12,109,384	17,624,672
Hong Kong Exchanges & Clearing Ltd.	1,370,200	69,162,821
Hongkong Land Holdings Ltd.	1,328,900	5,089,687
Jardine Matheson Holdings Ltd.	251,100	10,546,200
Jardine Strategic Holdings Ltd.	252,900	5,073,174
Kerry Properties Ltd.	730,500	1,899,263
Link REIT	2,343,986	18,660,792
Melco Resorts & Entertainment Ltd., ADR	243,867	4,760,284
Microport Scientific Corp.	821,000	3,734,153
MTR Corp. Ltd.	1,752,786	9,125,619
New World Development Co. Ltd.	1,746,480	9,070,253
PCCW Ltd.	4,768,867	2,990,483
Power Assets Holdings Ltd.	1,584,000	9,074,611
Sands China Ltd.	2,764,800	12,200,559
Sino Land Co. Ltd.	3,578,800	4,169,798
SJM Holdings Ltd.	2,286,000	3,144,295
Sun Hung Kai Properties Ltd.	1,489,000	20,019,458
Swire Pacific Ltd., Class A	559,500	3,046,509
Swire Properties Ltd.	1,334,800	3,616,807
Techtronic Industries Co. Ltd.	1,566,207	19,885,392
WH Group Ltd.(c)	10,871,500	9,384,378
Wharf Real Estate Investment Co. Ltd.(b)	1,899,600	7,904,634
Wynn Macau Ltd.(b)	1,798,800	3,384,000

		547,536,545

Malta — 0.0%
BGP Holdings PLC(a)(d)	27,004,595	323

New Zealand — 2.7%
a2 Milk Co. Ltd. (The)(a)	837,904	10,528,246
Auckland International Airport Ltd.	1,425,561	6,388,247
Fisher & Paykel Healthcare Corp. Ltd.	656,691	16,356,145
Mercury NZ Ltd.	787,546	2,762,649
Meridian Energy Ltd.	1,458,278	5,007,102
Ryman Healthcare Ltd.	453,330	4,118,093

S C H E D U L E O F I N V E S T M E N T S	36

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Pacific ex Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

New Zealand (continued)
Spark New Zealand Ltd.	2,089,500	$6,821,374

		51,981,856

Singapore — 8.9%
Ascendas REIT	3,514,905	8,583,028
CapitaLand Commercial Trust	3,066,393	3,789,012
CapitaLand Ltd.	2,916,600	5,942,176
CapitaLand Mall Trust	2,939,300	4,237,296
City Developments Ltd.	518,600	3,062,929
DBS Group Holdings Ltd.	2,046,600	31,415,521
Genting Singapore Ltd.	6,882,100	3,543,299
Jardine Cycle & Carriage Ltd.	113,000	1,574,985
Keppel Corp. Ltd.	1,656,600	5,580,485
Mapletree Commercial Trust	2,451,000	3,461,253
Mapletree Logistics Trust	3,039,700	4,627,963
Oversea-Chinese Banking Corp. Ltd.	3,768,324	24,030,133
Singapore Airlines Ltd.	1,537,750	4,128,264
Singapore Exchange Ltd.	920,200	5,827,392
Singapore Technologies Engineering Ltd.	1,777,600	4,445,307
Singapore Telecommunications Ltd.	9,271,228	15,683,896
Suntec REIT	2,229,900	2,296,161
United Overseas Bank Ltd.	1,338,300	19,253,566
UOL Group Ltd.(b)	516,600	2,496,368
Venture Corp. Ltd.	310,100	4,527,424
Wilmar International Ltd.	2,187,400	7,014,610
Yangzijiang Shipbuilding Holdings Ltd.	2,948,300	1,984,182

		167,505,250

Total Common Stocks — 99.3% (Cost: $1,997,228,060)		1,869,551,593

Security	Shares	Value

Short-Term Investments

Money Market Funds — 2.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.37%(e)(f)(g)	45,185,130	$45,230,315
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.07%(e)(f)	660,000	660,000

		45,890,315

Total Short-Term Investments — 2.5% (Cost: $45,877,643)		45,890,315

Total Investments in Securities — 101.8% (Cost: $2,043,105,703)		1,915,441,908

Other Assets, Less Liabilities — (1.8)%		(33,061,858)

Net Assets — 100.0%		$1,882,380,050

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period-end.
(g)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$10,676,602	$34,597,899	(a)	$—		$(51,606)	$7,420	$45,230,315	45,185,130	$229,842	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	831,000	—		(171,000	)(a)	—	—	660,000	660,000	10,970		—

						$(51,606)	$7,420	$45,890,315		$240,812		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
ASX SPI 200 Index	63	09/17/20	$7,024	$33,315
Hang Seng Index	23	09/29/20	3,721	(40,507)

37	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Pacific ex Japan ETF

Futures Contracts (continued)

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

MSCI Singapore Index	85	09/29/20	$1,820	$(13,903)

				$(21,095)

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$33,315

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$54,410

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(1,869,358)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(132,571)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$12,929,528

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	38

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Pacific ex Japan ETF

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$1,869,551,270	$—	$323	$1,869,551,593
Money Market Funds	45,890,315	—	—	45,890,315

	$1,915,441,585	$—	$323	$1,915,441,908

Derivative financial instruments(a)
Assets
Futures Contracts	$33,315	$—	$—	$33,315
Liabilities
Futures Contracts	(54,410)	—	—	(54,410)

	$(21,095)	$—	$—	$(21,095)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

39	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2020	iShares® MSCI Singapore ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 3.7%
Singapore Technologies Engineering Ltd.(a)	7,812,000	$19,535,746

Airlines — 3.5%
Singapore Airlines Ltd.(a)	6,838,367	18,358,370

Banks — 37.4%
DBS Group Holdings Ltd.	5,574,300	85,566,079
Oversea-Chinese Banking Corp. Ltd.(a)	9,882,050	63,016,603
United Overseas Bank Ltd.(a)	3,357,300	48,300,079

		196,882,761

Capital Markets — 3.8%
Singapore Exchange Ltd.	3,197,200	20,247,053

Distributors — 1.9%
Jardine Cycle & Carriage Ltd.	728,644	10,155,784

Diversified Telecommunication Services — 7.1%
Singapore Telecommunications Ltd.(a)	22,034,568	37,275,306

Electronic Equipment, Instruments & Components — 4.1%
Venture Corp. Ltd.	1,459,300	21,305,608

Equity Real Estate Investment Trusts (REITs) — 16.1%
Ascendas REIT	9,518,849	23,244,027
CapitaLand Commercial Trust	4,424,283	5,466,899
CapitaLand Mall Trust	4,599,600	6,630,785
Mapletree Commercial Trust(a)	11,549,200	16,309,550
Mapletree Logistics Trust(a)	13,526,700	20,594,490
Suntec REIT(a)	12,260,200	12,624,507

		84,870,258

Food Products — 4.1%
Wilmar International Ltd.	6,646,600	21,314,487

Hotels, Restaurants & Leisure — 3.1%
Genting Singapore Ltd.	31,336,342	16,133,745

Security	Shares	Value

Industrial Conglomerates — 4.0%
Keppel Corp. Ltd.	6,254,600	$21,069,482

Machinery — 2.2%
Yangzijiang Shipbuilding Holdings Ltd.(a)	17,289,200	11,635,494

Real Estate Management & Development — 7.9%
CapitaLand Ltd.(a)	6,107,900	12,444,015
City Developments Ltd.	2,596,400	15,334,725
UOL Group Ltd.(a)	2,803,700	13,548,330

		41,327,070

Total Common Stocks — 98.9% (Cost: $610,009,785)		520,111,164

Short-Term Investments

Money Market Funds — 6.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.37%(b)(c)(d)	35,834,834	35,870,668
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.07%(b)(c)	200,000	200,000

		36,070,668

Total Short-Term Investments — 6.9% (Cost: $36,069,473)		36,070,668

Total Investments in Securities — 105.8% (Cost: $646,079,258)		556,181,832

Other Assets, Less Liabilities — (5.8)%		(30,449,189)

Net Assets — 100.0%		$525,732,643

(a)	All or a portion of this security is on loan.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period-end.
(d)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$15,450,975	$20,415,554	(a)	$—		$7,620	$(3,481)	$35,870,668	35,834,834	$302,130	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	236,000	—		(36,000	)(a)	—	—	200,000	200,000	3,391		—

						$7,620	$(3,481)	$36,070,668		$305,521		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	40

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Singapore ETF

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Singapore Index	264	09/29/20	$5,653	$(44,957)

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$44,957

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$13,496

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(108,054)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$3,623,851

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$520,111,164	$—	$—	$520,111,164
Money Market Funds	36,070,668	—	—	36,070,668

	$556,181,832	$—	$—	$556,181,832

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(44,957)	$—	$—	$(44,957)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

41	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2020	iShares® MSCI Taiwan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Airlines — 0.4%
Eva Airways Corp.	38,400,101	$15,050,395

Auto Components — 0.5%
Cheng Shin Rubber Industry Co. Ltd.	17,280,670	21,202,192

Banks — 11.3%
Chang Hwa Commercial Bank Ltd.(a)	44,160,199	27,467,022
CTBC Financial Holding Co. Ltd.	109,440,325	70,681,259
E.Sun Financial Holding Co. Ltd.	71,040,980	65,856,028
First Financial Holding Co. Ltd.(a)	68,160,013	49,363,539
Hua Nan Financial Holdings Co. Ltd.(a)	59,520,915	36,615,460
Mega Financial Holding Co. Ltd.(a)	67,200,271	66,990,710
Shanghai Commercial & Savings Bank Ltd. (The)	24,960,306	35,558,536
SinoPac Financial Holdings Co. Ltd.(a)	80,640,724	29,682,185
Taishin Financial Holding Co. Ltd.	73,920,706	33,381,025
Taiwan Business Bank(a)	57,600,547	19,631,085
Taiwan Cooperative Financial Holding Co. Ltd.	64,320,412	43,952,227

		479,179,076

Chemicals — 4.4%
Formosa Chemicals & Fibre Corp.(a)	23,040,610	53,240,406
Formosa Plastics Corp.	24,966,518	66,539,942
Nan Ya Plastics Corp.	31,680,938	66,403,479

		186,183,827

Communications Equipment — 0.7%
Accton Technology Corp.(a)	3,840,000	30,624,201

Construction Materials — 1.8%
Asia Cement Corp.(a)	18,240,136	26,420,114
Taiwan Cement Corp.(a)	33,600,647	49,127,269

		75,547,383

Diversified Financial Services — 1.9%
Chailease Holding Co. Ltd.	8,640,017	38,133,095
Yuanta Financial Holding Co. Ltd.	68,160,657	42,743,421

		80,876,516

Diversified Telecommunication Services — 2.0%
Chunghwa Telecom Co. Ltd.	23,040,648	85,200,494

Electrical Equipment — 0.0%
Ya Hsin Industrial Co. Ltd.(b)	6,845,461	2

Electronic Equipment, Instruments & Components — 12.6%
AU Optronics Corp.(a)(c)	76,800,830	27,352,681
Delta Electronics Inc.(a)	12,567,180	80,950,088
Foxconn Technology Co. Ltd.	10,560,499	18,787,657
Hon Hai Precision Industry Co. Ltd.(a)	72,960,002	191,218,041
Innolux Corp.(a)(c)	80,640,873	25,065,002
Largan Precision Co. Ltd.(a)	612,794	70,695,353
Pacific Electric Wire & Cable Co. Ltd.(b)	197	0	(d)
Synnex Technology International Corp.	13,440,364	20,017,515
Walsin Technology Corp.(a)	3,384,000	18,453,044
WPG Holdings Ltd.	15,360,604	21,516,311
Yageo Corp.(a)	2,880,125	32,686,864
Zhen Ding Technology Holding Ltd.(a)	5,760,072	24,146,307

		530,888,863

Food & Staples Retailing — 0.9%
President Chain Store Corp.(a)	4,150,215	38,190,210

Food Products — 1.9%
Standard Foods Corp.	6,720,056	14,589,151

Security	Shares	Value

Food Products (continued)
Uni-President Enterprises Corp.(a)	29,760,189	$67,550,350

		82,139,501

Household Durables — 0.4%
Nien Made Enterprise Co. Ltd.	1,514,000	17,440,554

Industrial Conglomerates — 0.6%
Far Eastern New Century Corp.(a)	26,880,843	24,231,832

Insurance — 4.9%
Cathay Financial Holding Co. Ltd.(a)	50,880,315	69,102,826
China Development Financial Holding Corp.	101,760,508	29,617,938
China Life Insurance Co. Ltd.	28,800,479	20,171,084
Fubon Financial Holding Co. Ltd.(a)	42,240,515	61,615,597
Shin Kong Financial Holding Co. Ltd.(a)	94,080,403	26,613,068

		207,120,513

Leisure Products — 0.7%
Giant Manufacturing Co. Ltd.	2,880,590	29,943,253

Machinery — 1.1%
Airtac International Group	1,023,000	22,697,306
Hiwin Technologies Corp.	2,290,949	25,141,372

		47,838,678

Marine — 0.5%
Evergreen Marine Corp. Taiwan Ltd.(c)	32,640,533	19,356,382

Metals & Mining — 1.2%
China Steel Corp.(a)	76,800,977	52,087,979

Oil, Gas & Consumable Fuels — 0.6%
Formosa Petrochemical Corp.(a)	9,600,950	26,831,549

Real Estate Management & Development — 0.8%
Highwealth Construction Corp.(a)	10,560,790	16,700,600
Ruentex Development Co. Ltd.(a)	12,480,614	18,375,425

		35,076,025

Semiconductors & Semiconductor Equipment — 36.1%
ASE Technology Holding Co. Ltd.(a)	22,080,432	46,054,988
ASMedia Technology Inc.	327,000	19,670,262
Globalwafers Co. Ltd.(a)	1,920,000	25,781,913
MediaTek Inc.	8,909,175	168,822,361
Nanya Technology Corp.(a)	12,480,000	22,074,945
Novatek Microelectronics Corp.(a)	3,953,544	32,338,175
Phison Electronics Corp.(a)	1,920,698	18,132,452
Powertech Technology Inc.(a)	7,680,036	22,614,901
Realtek Semiconductor Corp.(a)	3,334,063	43,179,249
Silergy Corp.(a)	574,000	36,484,501
Taiwan Semiconductor Manufacturing Co. Ltd.	66,240,882	962,859,301
United Microelectronics Corp.	77,760,501	56,183,993
Vanguard International Semiconductor Corp.(a)	8,640,000	27,532,335
Win Semiconductors Corp.	2,768,000	26,980,488
Winbond Electronics Corp.(a)	40,320,000	16,696,079

		1,525,405,943

Specialty Retail — 1.0%
Hotai Motor Co. Ltd.	1,970,000	40,082,818

Technology Hardware, Storage & Peripherals — 8.9%
Acer Inc.(c)	27,840,737	22,155,691
Advantech Co. Ltd.(a)	2,880,827	29,798,442
Asustek Computer Inc.	4,800,857	39,759,666
Catcher Technology Co. Ltd.(a)	5,159,743	35,258,200
Chicony Electronics Co. Ltd.(a)	6,720,405	20,270,124

S C H E D U L E O F I N V E S T M E N T S	42

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Taiwan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Technology Hardware, Storage & Peripherals (continued)
Compal Electronics Inc.	38,400,554	$24,211,790
Inventec Corp.(a)	25,920,868	20,097,805
Lite-On Technology Corp.	17,280,071	27,326,323
Micro-Star International Co. Ltd.	5,760,000	26,599,867
Pegatron Corp.(a)	15,360,037	32,718,243
Quanta Computer Inc.	19,200,240	50,386,602
Wistron Corp.	24,960,921	27,137,446
Wiwynn Corp.(a)	717,000	19,109,248

		374,829,447

Textiles, Apparel & Luxury Goods — 1.9%
Eclat Textile Co. Ltd.	1,802,601	23,806,141
Feng TAY Enterprise Co. Ltd.(a)	3,456,747	20,086,750
Formosa Taffeta Co. Ltd.(a)	13,899,515	14,993,086
Pou Chen Corp.	24,000,103	22,657,426

		81,543,403

Transportation Infrastructure — 0.5%
Taiwan High Speed Rail Corp.	19,200,000	21,266,806

Wireless Telecommunication Services — 1.6%
Far EasTone Telecommunications Co. Ltd.	13,440,259	28,079,269
Taiwan Mobile Co. Ltd.	11,520,609	39,852,830

		67,932,099

Total Common Stocks — 99.2% (Cost: $2,140,856,501)		4,196,069,941

Security	Shares	Value

Short-Term Investments

Money Market Funds — 5.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.37%(e)(f)(g)	201,747,319	$201,949,066
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.07%(e)(f)	18,470,000	18,470,000

		220,419,066

Total Short-Term Investments — 5.2% (Cost: $220,296,744)		220,419,066

Total Investments in Securities — 104.4% (Cost: $2,361,153,245)		4,416,489,007

Other Assets, Less Liabilities — (4.4)%		(185,033,520)

Net Assets — 100.0%		$4,231,455,487

(a)	All or a portion of this security is on loan.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	Non-income producing security.
(d)	Rounds to less than $1.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period-end.
(g)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$155,110,554	$46,788,080	(a)	$—	$(30,963)	$81,395	$201,949,066	201,747,319	$2,526,444	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	14,551,000	3,919,000	(a)	—	—	—	18,470,000	18,470,000	68,093		—

					$(30,963)	$81,395	$220,419,066		$2,594,537		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Taiwan Index	702	09/29/20	$34,475	$(481,061)

43	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Taiwan ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$481,061

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$10,261,205

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(757,809)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$13,000,500

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$4,196,069,939	$—	$2	$4,196,069,941
Money Market Funds	220,419,066	—	—	220,419,066

	$4,416,489,005	$—	$2	$4,416,489,007

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(481,061)	$—	$—	$(481,061)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	44

Schedule of Investments August 31, 2020	iShares® MSCI Thailand ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Airlines — 0.3%
Asia Aviation PCL, NVDR(a)(b)	7,782,400	$525,120
Bangkok Airways PCL, NVDR	2,154,600	398,071
Thai Airways International PCL, NVDR(a)(b)	2,615,466	279,005

		1,202,196

Auto Components — 0.5%
Sri Trang Agro-Industry PCL, NVDR(a)(b)	2,673,245	2,233,252

Banks — 7.4%
Bangkok Bank PCL, Foreign	1,671,300	5,719,124
Kasikornbank PCL, NVDR(b)	1,742,100	4,715,943
Kasikornbank PCL, Foreign	3,417,900	9,252,408
Kiatnakin Phatra Bank PCL, NVDR(a)(b)	619,573	791,325
Krung Thai Bank PCL, NVDR(b)	10,193,800	3,127,988
Siam Commercial Bank PCL (The), NVDR	2,471,500	5,757,370
Thanachart Capital PCL, NVDR	846,500	877,167
TMB Bank PCL, NVDR	70,022,566	2,114,908

		32,356,233

Beverages — 0.6%
Osotspa PCL, NVDR	2,190,000	2,726,725

Building Products — 0.2%
Dynasty Ceramic PCL, NVDR	10,763,440	892,270

Capital Markets — 0.9%
Bangkok Commercial Asset Management PCL, NVDR(b)	5,171,700	3,871,817

Chemicals — 3.3%
Eastern Polymer Group PCL, NVDR	2,829,700	429,149
Indorama Ventures PCL, NVDR(b)	4,909,110	3,738,321
PTT Global Chemical PCL, NVDR	6,570,607	9,764,337
Vinythai PCL, NVDR(b)	692,000	529,186

		14,460,993

Commercial Services & Supplies — 0.3%
JMT Network Services PCL, NVDR(b)	1,036,800	1,074,361

Construction & Engineering — 0.8%
CH Karnchang PCL, NVDR	3,456,100	2,143,232
Sino-Thai Engineering & Construction PCL, NVDR(b)	3,112,628	1,320,160

		3,463,392

Construction Materials — 6.4%
Siam Cement PCL (The), NVDR	2,273,400	25,858,578
Tipco Asphalt PCL, NVDR	2,079,400	1,656,973
TPI Polene PCL, NVDR(b)	15,337,000	620,921

		28,136,472

Consumer Finance — 2.3%
AEON Thana Sinsap Thailand PCL, NVDR(b)	220,500	758,085
Krungthai Card PCL, NVDR	2,246,000	2,219,118
Muangthai Capital PCL, NVDR(a)	2,157,100	3,448,172
Ratchthani Leasing PCL, NVDR(b)	3,897,085	458,296
Srisawad Corp PCL, NVDR	2,141,960	3,148,676

		10,032,347

Containers & Packaging — 0.2%
Polyplex Thailand PCL, NVDR	788,800	631,091

Diversified Telecommunication Services — 1.1%
Jasmine International PCL, NVDR(b)	10,832,268	1,009,353
True Corp. PCL, NVDR(b)	33,958,718	3,622,554

		4,631,907

Security	Shares	Value

Electrical Equipment — 0.2%
Gunkul Engineering PCL, NVDR	11,719,122	$956,432

Electronic Equipment, Instruments & Components — 1.0%
Hana Microelectronics PCL, NVDR	1,639,400	2,093,860
KCE Electronics PCL, NVDR(b)	2,392,100	2,248,178

		4,342,038

Entertainment — 0.4%
Major Cineplex Group PCL, NVDR	1,846,600	1,038,332
RS PCL, NVDR	1,273,700	769,397

		1,807,729

Food & Staples Retailing — 8.9%
Berli Jucker PCL, NVDR(b)	3,497,900	4,158,480
CP ALL PCL, NVDR(a)	17,020,400	34,727,140

		38,885,620

Food Products — 4.2%
Charoen Pokphand Foods PCL, NVDR	11,293,900	11,703,053
GFPT PCL, NVDR(b)	1,467,800	608,390
Khon Kaen Sugar Industry PCL, NVDR	4,636,778	303,929
Taokaenoi Food & Marketing PCL, Class R, NVDR	1,408,000	484,074
Thai Union Group PCL, NVDR	9,024,000	4,088,309
Thai Vegetable Oil PCL, NVDR	1,301,653	1,129,236

		18,316,991

Health Care Providers & Services — 6.2%
Bangkok Chain Hospital PCL, NVDR	3,990,025	1,999,980
Bangkok Dusit Medical Services PCL, NVDR	27,790,000	18,572,801
Bumrungrad Hospital PCL, NVDR	1,274,676	4,525,719
Chularat Hospital PCL, NVDR	14,507,300	1,211,952
Thonburi Healthcare Group PCL, NVDR	1,492,100	930,091

		27,240,543

Hotels, Restaurants & Leisure — 2.3%
Asset World Corp. PCL, NVDR(b)	18,649,600	2,372,959
Central Plaza Hotel PCL, NVDR(a)(b)	1,390,700	1,217,658
Minor International PCL, NVDR(a)(b)	9,037,510	6,504,626

		10,095,243

Independent Power and Renewable Electricity Producers — 8.1%
B Grimm Power PCL, NVDR	2,279,300	3,387,184
BCPG PCL, NVDR	1,757,600	722,862
CK Power PCL, NVDR(a)	7,107,260	1,381,603
Electricity Generating PCL, NVDR	844,100	6,021,052
Energy Absolute PCL, NVDR(b)	4,348,600	5,868,462
Global Power Synergy PCL, NVDR	2,058,100	4,232,256
Gulf Energy Development PCL, NVDR	6,234,700	6,310,324
Ratch Group PCL, NVDR	2,326,000	4,185,268
SPCG PCL, NVDR	1,426,700	820,562
Super Energy Corp. PCL, NVDR	48,018,650	1,265,171
TPI Polene Power PCL, NVDR(b)	7,388,800	1,025,612

		35,220,356

Insurance — 0.5%
Bangkok Life Assurance PCL, NVDR(a)(b)	1,501,400	776,690
TQM Corp. PCL, NVDR	350,000	1,416,981

		2,193,671

Media — 0.2%
Plan B Media PCL, NVDR(b)	5,690,600	1,005,649

Metals & Mining — 0.1%
STP & I PCL, NVDR(b)	2,860,300	362,104

Multiline Retail — 1.2%
Central Retail Corp. PCL, NVDR(a)	5,271,434	5,038,964

45	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Thailand ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels — 14.6%
Bangchak Corp. PCL, NVDR	3,011,000	$1,712,417
Banpu PCL, NVDR	12,005,500	2,218,062
Esso Thailand PCL, NVDR(a)(b)	3,051,700	647,159
IRPC PCL, NVDR(b)	32,754,900	2,462,735
Prima Marine PCL, NVDR	2,550,200	729,272
PTT Exploration & Production PCL, NVDR(b)	4,049,684	11,580,750
PTT PCL, NVDR	33,298,400	38,516,906
Siamgas & Petrochemicals PCL, NVDR	2,150,400	618,398
Star Petroleum Refining PCL, NVS	5,084,800	1,119,154
Thai Oil PCL, NVDR(b)	3,266,800	4,356,083

		63,960,936

Pharmaceuticals — 0.3%
Mega Lifesciences PCL, NVDR	1,027,000	1,245,698

Real Estate Management & Development — 6.9%
Amata Corp. PCL, NVDR	2,358,000	1,000,100
AP Thailand PCL, NVDR	6,917,186	1,400,218
Bangkok Land PCL, NVDR(b)	33,113,600	1,053,336
Central Pattana PCL, NVDR	6,540,300	9,876,909
Land & Houses PCL, NVDR	24,379,000	5,796,597
MBK PCL, NVDR	2,732,000	1,097,277
Origin Property PCL, NVDR(a)(b)	2,509,700	596,732
Pruksa Holding PCL, NVDR(b)	1,916,400	714,282
Quality Houses PCL, NVDR	23,366,732	1,666,773
Sansiri PCL, NVDR(b)	34,817,337	816,665
SC Asset Corp. PCL, NVDR	4,385,604	321,285
Siam Future Development PCL, NVDR(b)	3,103,453	444,739
Singha Estate PCL, NVDR	9,025,900	417,617
Supalai PCL, NVDR	4,368,800	2,358,289
WHA Corp. PCL, NVDR(b)	26,112,540	2,684,878

		30,245,697

Road & Rail — 1.8%
BTS Group Holdings PCL, NVDR(b)	23,003,200	7,686,827

Specialty Retail — 2.9%
Com7 PCL, NVDR(b)	1,570,300	2,068,674
Dohome PLC, NVDR(b)	1,898,349	853,944
Home Product Center PCL, NVDR	17,247,973	8,257,524
PTG Energy PCL, NVDR	2,447,700	1,517,893

		12,698,035

Transportation Infrastructure — 6.7%
Airports of Thailand PCL, NVDR	12,490,800	22,475,212
Bangkok Aviation Fuel Services PCL, NVDR(b)	563,500	398,329
Bangkok Expressway & Metro PCL, NVDR	22,273,853	6,476,934

		29,350,475

Water Utilities — 0.6%
Eastern Water Resources Development and Management PCL, NVDR	1,702,500	544,297
TTW PCL, NVDR	4,067,266	1,751,188
WHA Utilities and Power PCL, NVDR(b)	3,371,300	439,794

		2,735,279

Security	Shares	Value

Wireless Telecommunication Services — 7.8%
Advanced Info Service PCL, NVDR	3,466,319	$20,381,922
Intouch Holdings PCL, NVDR	6,541,600	11,455,288
Total Access Communication PCL, NVDR(b)	2,068,000	2,375,484

		34,212,694

Total Common Stocks — 99.2% (Cost: $566,294,336)		433,314,037

Rights

Consumer Finance — 0.0%
Ratchthani Leasing PCL, (Expires 10/07/20)(a)	2,009,342	171,736

Independent Power and Renewable Electricity Producers — 0.0%
Gulf Energy Development PCL, (Expires 09/15/20)(a)	591,140	28,491

Total Rights — 0.0% (Cost: $187,303)		200,227

Warrants

Consumer Finance — 0.0%
Srisawad Corp. PCL, (Expires 08/17/21)(a)(c)	87,502	0	(d)

Total Warrants — 0.0% (Cost: $0)		0	(d)

Short-Term Investments

Money Market Funds — 5.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.37%(e)(f)(g)	20,255,535	20,275,791
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.07%(e)(f)	1,411,000	1,411,000

		21,686,791

Total Short-Term Investments — 5.0% (Cost: $21,679,440)		21,686,791

Total Investments in Securities — 104.2% (Cost: $588,161,079)		455,201,055

Other Assets, Less Liabilities — (4.2)%		(18,412,266)

Net Assets — 100.0%		$436,788,789

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Rounds to less than $1.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period-end.
(g)	All or a portion of this security was purchased with cash collateral received from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	46

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Thailand ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$14,307,860	$5,972,210	(a)	$—	$(9,046)	$4,767	$20,275,791	20,255,535	$947,024	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	860,000	551,000	(a)	—	—	—	1,411,000	1,411,000	9,265		—

					$(9,046)	$4,767	$21,686,791		$956,289		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Emerging Markets E-Mini Index	46	09/18/20	$2,531	$55,419

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$55,419

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(17,069)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$55,419

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,070,108

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

47	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Thailand ETF

Fair Value Measurements (continued)

	Level 1	Level 2	Level 3		Total

Investments
Assets
Common Stocks	$433,314,037	$—	$—		$433,314,037
Rights	—	200,227	—		200,227
Warrants	—	—	0	(a)	0	(a)
Money Market Funds	21,686,791	—	—		21,686,791

	$455,000,828	$200,227	$0	(a)	$455,201,055

Derivative financial instruments(b)
Assets
Futures Contracts	$55,419	$—	$—		$55,419

(a)	Rounds to less than $1.
(b)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	48

Statements of Assets and Liabilities

August 31, 2020

	iShares MSCI Hong Kong ETF	iShares MSCI Japan Small-Cap ETF	iShares MSCI Malaysia ETF	iShares MSCI Pacific ex Japan ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$1,322,052,750	$62,626,258	$343,401,825	$1,869,551,593
Affiliated(c)	21,619,049	74,412	10,815,467	45,890,315
Cash	494	2,967	4,603	6,997
Foreign currency, at value(d)	3,408,467	147,308	528,252	2,718,069
Foreign currency collateral pledged:
Futures contracts(e)	483,423	10,930	—	914,304
Receivables:
Investments sold	37,056,642	213,114	17,407,989	4,370,819
Securities lending income — Affiliated	5,718	11	7,089	50,722
Variation margin on futures contracts	—	468	—	—
Dividends	2,434,027	140,778	233,111	9,610,849

Total assets	1,387,060,570	63,216,246	372,398,336	1,933,113,668

LIABILITIES
Collateral on securities loaned, at value	21,132,906	44,412	10,676,279	45,248,146
Payables:
Investments purchased	37,069,363	223,746	19,651,302	4,692,522
Variation margin on futures contracts	11,562	—	—	39,617
Investment advisory fees	565,494	26,599	148,776	753,333

Total liabilities	58,779,325	294,757	30,476,357	50,733,618

NET ASSETS	$1,328,281,245	$62,921,489	$341,921,979	$1,882,380,050

NET ASSETS CONSIST OF:
Paid-in capital	$1,966,296,777	$90,289,966	$358,649,881	$2,531,522,289
Accumulated loss	(638,015,532)	(27,368,477)	(16,727,902)	(649,142,239)

NET ASSETS	$1,328,281,245	$62,921,489	$341,921,979	$1,882,380,050

Shares outstanding	57,975,000	900,000	12,900,000	43,800,000

Net asset value	$22.91	$69.91	$26.51	$42.98

Shares authorized	375 million	500 million	300 million	1 billion

Par value	$0.001	$0.001	$0.001	$0.001

(a) Securities loaned, at value	$19,273,777	$42,094	$10,086,579	$43,015,397
(b) Investments, at cost — Unaffiliated	$1,471,684,635	$81,353,805	$228,967,902	$1,997,228,060
(c) Investments, at cost — Affiliated	$21,621,159	$74,412	$10,813,496	$45,877,643
(d) Foreign currency, at cost	$3,408,408	$147,546	$526,933	$2,686,062
(e) Foreign currency collateral pledged, at cost	$483,420	$10,943	$—	$912,849

See notes to financial statements.

49	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (continued)

August 31, 2020

	iShares MSCI Singapore ETF	iShares MSCI Taiwan ETF	iShares MSCI Thailand ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$520,111,164	$4,196,069,941	$433,514,264
Affiliated(c)	36,070,668	220,419,066	21,686,791
Cash	8,098	8,141	125,378
Foreign currency, at value(d)	2,861,470	867,601	666,389
Cash pledged:
Futures contracts	—	1,839,000	199,000
Foreign currency collateral pledged:
Futures contracts(e)	520,270	—	—
Receivables:
Investments sold	7,692,716	255,722,538	1,195,813
Securities lending income — Affiliated	107,361	282,432	109,837
Variation margin on futures contracts	89,066	—	—
Dividends	3,396,748	16,654,162	1,380,188

Total assets	570,857,561	4,691,862,881	458,877,660

LIABILITIES
Collateral on securities loaned, at value	35,864,037	201,865,780	20,261,616
Payables:
Investments purchased	9,034,593	255,743,418	1,465,020
Variation margin on futures contracts	—	525,379	47,709
Capital shares redeemed	—	—	98,472
Investment advisory fees	226,288	2,145,387	216,054
Foreign taxes	—	127,430	—

Total liabilities	45,124,918	460,407,394	22,088,871

NET ASSETS	$525,732,643	$4,231,455,487	$436,788,789

NET ASSETS CONSIST OF:
Paid-in capital	$828,194,492	$2,310,436,406	$655,600,352
Accumulated earnings (loss)	(302,461,849)	1,921,019,081	(218,811,563)

NET ASSETS	$525,732,643	$4,231,455,487	$436,788,789

Shares outstanding	27,500,000	96,000,000	6,400,000

Net asset value	$19.12	$44.08	$68.25

Shares authorized	300 million	900 million	200 million

Par value	$0.001	$0.001	$0.001

(a) Securities loaned, at value	$32,677,926	$192,754,933	$18,826,604
(b) Investments, at cost — Unaffiliated	$610,009,785	$2,140,856,501	$566,481,639
(c) Investments, at cost — Affiliated	$36,069,473	$220,296,744	$21,679,440
(d) Foreign currency, at cost	$2,840,168	$867,601	$665,454
(e) Foreign currency collateral pledged, at cost	$519,907	$—	$—
See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	50

Statements of Operations

Year Ended August 31, 2020

	iShares MSCI Hong Kong ETF	iShares MSCI Japan Small-Cap ETF	iShares MSCI Malaysia ETF	iShares MSCI Pacific ex Japan ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$44,170,665	$2,045,667	$12,778,106	$70,946,905
Dividends — Affiliated	23,109	663	3,467	10,970
Interest — Unaffiliated	1,438	—	—	—
Securities lending income — Affiliated — net	162,901	35,761	106,448	229,842
Foreign taxes withheld	—	(199,839)	—	(890,565)

Total investment income	44,358,113	1,882,252	12,888,021	70,297,152

EXPENSES
Investment advisory fees	7,816,588	422,506	1,937,654	9,650,584
Miscellaneous	264	264	264	264

Total expenses	7,816,852	422,770	1,937,918	9,650,848

Net investment income	36,541,261	1,459,482	10,950,103	60,646,304

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(48,890,338)	(666,263)	(31,747,745)	(78,829,516)
Investments — Affiliated	(97,907)	1,413	(2,290)	(51,606)
In-kind redemptions — Unaffiliated	(52,097,166)	(13,968,544)	—	24,904,780
Futures contracts	601,798	109,293	—	(1,869,358)
Foreign currency transactions	56,120	(3,139)	(507,546)	(854,029)

Net realized loss	(100,427,493)	(14,527,240)	(32,257,581)	(56,699,729)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(23,185,231)	15,462,736	(1,044,890)	(16,688,370)
Investments — Affiliated	(433)	(1,447)	893	7,420
Futures contracts	(73,121)	18,093	—	(132,571)
Foreign currency translations	(5,454)	(6,157)	(2,438)	257,058

Net change in unrealized appreciation (depreciation)	(23,264,239)	15,473,225	(1,046,435)	(16,556,463)

Net realized and unrealized gain (loss)	(123,691,732)	945,985	(33,304,016)	(73,256,192)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(87,150,471)	$2,405,467	$(22,353,913)	$(12,609,888)

See notes to financial statements.

51	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations (continued)

Year Ended August 31, 2020

	iShares MSCI Singapore ETF	iShares MSCI Taiwan ETF	iShares MSCI Thailand ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$20,230,794	$138,537,319	$13,418,056
Dividends — Affiliated	3,391	68,093	9,265
Interest — Unaffiliated	—	5,220	164
Securities lending income — Affiliated — net(a)	302,130	2,526,444	947,024
Foreign taxes withheld	(223,820)	(28,003,300)	(1,253,197)
Other foreign taxes	—	(35,536)	—

Total investment income	20,312,495	113,098,240	13,121,312

EXPENSES
Investment advisory fees	2,516,744	20,347,753	2,438,585
Miscellaneous	264	264	264

Total expenses	2,517,008	20,348,017	2,438,849

Net investment income	17,795,487	92,750,223	10,682,463

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(62,832,640)	93,322,422	(26,665,505)
Investments — Affiliated	7,620	(30,963)	(9,046)
In-kind redemptions — Unaffiliated	3,196,078	—	1,897,537
Futures contracts	13,496	10,261,205	(17,069)
Foreign currency transactions	150,848	187,556	(165,019)

Net realized gain (loss)	(59,464,598)	103,740,220	(24,959,102)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(24,733,621)	673,434,919	(100,136,151)
Investments — Affiliated	(3,481)	81,395	4,767
Futures contracts	(108,054)	(757,809)	55,419
Foreign currency translations	48,766	62,745	677

Net change in unrealized appreciation (depreciation)	(24,796,390)	672,821,250	(100,075,288)

Net realized and unrealized gain (loss)	(84,260,988)	776,561,470	(125,034,390)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(66,465,501)	$869,311,693	$(114,351,927)

(a) Net of securities lending income tax paid of	$—	$645,846	$—

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	52

Statements of Changes in Net Assets

	iShares MSCI Hong Kong ETF		iShares MSCI Japan Small-Cap ETF
	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/20	Year Ended 08/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$36,541,261	$62,074,964	$1,459,482	$4,101,539
Net realized gain (loss)	(100,427,493)	171,568,216	(14,527,240)	(35,779,750)
Net change in unrealized appreciation (depreciation)	(23,264,239)	(205,108,906)	15,473,225	(2,339,583)

Net increase (decrease) in net assets resulting from operations	(87,150,471)	28,534,274	2,405,467	(34,017,794)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(37,850,833)	(67,889,451)	(3,817,217)	(4,647,949)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	28,619,983	(1,265,603,711)	(45,662,016)	(136,251,360)

NET ASSETS
Total decrease in net assets	(96,381,321)	(1,304,958,888)	(47,073,766)	(174,917,103)
Beginning of year	1,424,662,566	2,729,621,454	109,995,255	284,912,358

End of year	$1,328,281,245	$1,424,662,566	$62,921,489	$109,995,255

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

53	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	iShares MSCI Malaysia ETF		iShares MSCI Pacific ex Japan ETF
	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/20	Year Ended 08/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$10,950,103	$17,432,270	$60,646,304	$89,927,097
Net realized loss	(32,257,581)	(37,554,258)	(56,699,729)	(10,840,856)
Net change in unrealized appreciation (depreciation)	(1,046,435)	(52,528,128)	(16,556,463)	(79,567,765)

Net decrease in net assets resulting from operations	(22,353,913)	(72,650,116)	(12,609,888)	(481,524)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(12,064,796)	(16,938,304)	(71,017,208)	(103,540,539)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(14,548,335)	(76,742,616)	(300,108,597)	(4,695,754)

NET ASSETS
Total decrease in net assets	(48,967,044)	(166,331,036)	(383,735,693)	(108,717,817)
Beginning of year	390,889,023	557,220,059	2,266,115,743	2,374,833,560

End of year	$341,921,979	$390,889,023	$1,882,380,050	$2,266,115,743

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	54

Statements of Changes in Net Assets  (continued)

	iShares MSCI Singapore ETF		iShares MSCI Taiwan ETF
	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/20	Year Ended 08/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$17,795,487	$21,402,424	$92,750,223	$89,438,292
Net realized gain (loss)	(59,464,598)	(4,573,908)	103,740,220	171,832,639
Net change in unrealized appreciation (depreciation)	(24,796,390)	(21,563,424)	672,821,250	(507,317,120)

Net increase (decrease) in net assets resulting from operations	(66,465,501)	(4,734,908)	869,311,693	(246,046,189)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(20,388,430)	(21,305,119)	(89,350,677)	(104,188,903)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	98,935,771	(39,601,577)	788,999,560	(1,070,161,394)

NET ASSETS
Total increase (decrease) in net assets	12,081,840	(65,641,604)	1,568,960,576	(1,420,396,486)
Beginning of year	513,650,803	579,292,407	2,662,494,911	4,082,891,397

End of year	$525,732,643	$513,650,803	$4,231,455,487	$2,662,494,911

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

55	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	iShares MSCI Thailand ETF
	Year Ended 08/31/20	Year Ended 08/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$10,682,463	$11,152,769
Net realized gain (loss)	(24,959,102)	13,591,553
Net change in unrealized appreciation (depreciation)	(100,075,288)	(19,971,905)

Net increase (decrease) in net assets resulting from operations	(114,351,927)	4,772,417

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(10,962,844)	(10,822,599)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	95,866,665	36,445,341

NET ASSETS
Total increase (decrease) in net assets	(29,448,106)	30,395,159
Beginning of year	466,236,895	435,841,736

End of year	$436,788,789	$466,236,895

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	56

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI Hong Kong ETF
	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16

Net asset value, beginning of year	$23.00	$24.18	$24.69	$21.08	$19.42

Net investment income(a)	0.54	0.62	0.71	0.68	0.54
Net realized and unrealized gain (loss)(b)	(0.01)	(1.08)	(0.12)	3.54	1.72

Net increase (decrease) from investment operations	0.53	(0.46)	0.59	4.22	2.26

Distributions(c)
From net investment income	(0.62)	(0.72)	(1.10)	(0.61)	(0.60)

Total distributions	(0.62)	(0.72)	(1.10)	(0.61)	(0.60)

Net asset value, end of year	$22.91	$23.00	$24.18	$24.69	$21.08

Total Return
Based on net asset value	2.46%	(2.00)%	2.33%	20.38%	11.94%

Ratios to Average Net Assets
Total expenses	0.51%	0.49%	0.48%	0.49%	0.48%

Net investment income	2.37%	2.52%	2.83%	3.08%	2.73%

Supplemental Data
Net assets, end of year (000)	$1,328,281	$1,424,663	$2,729,621	$1,855,447	$1,596,576

Portfolio turnover rate(d)	16%	12%	7%	8%	9%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

57	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Japan Small-Cap ETF
	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16

Net asset value, beginning of year	$68.75	$77.00	$72.78	$60.95	$56.79

Net investment income(a)	1.21	1.37	0.94	1.02	0.84
Net realized and unrealized gain (loss)(b)	2.78	(7.90)	4.24	12.62	4.29

Net increase (decrease) from investment operations	3.99	(6.53)	5.18	13.64	5.13

Distributions(c)
From net investment income	(2.83)	(1.72)	(0.96)	(1.81)	(0.97)

Total distributions	(2.83)	(1.72)	(0.96)	(1.81)	(0.97)

Net asset value, end of year	$69.91	$68.75	$77.00	$72.78	$60.95

Total Return
Based on net asset value	5.72%	(8.42)%	7.09%	22.81%	9.10%

Ratios to Average Net Assets
Total expenses	0.51%	0.49%	0.47%	0.49%	0.48%

Net investment income	1.75%	1.94%	1.18%	1.53%	1.44%

Supplemental Data
Net assets, end of year (000)	$62,921	$109,995	$284,912	$189,216	$164,553

Portfolio turnover rate(d)	10%	10%	9%	8%	12%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	58

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Malaysia ETF
	Year Ended 08/31/20		Year Ended 08/31/19		Year Ended 08/31/18		Year Ended 08/31/17	(a)	Year Ended 08/31/16	(a)

Net asset value, beginning of year	$28.02		$32.87		$32.03		$33.13		$40.75

Net investment income(b)	0.76		1.03		0.91		0.56		1.00
Net realized and unrealized gain (loss)(c)	(1.41)		(4.85)		2.06		(0.05)		2.79

Net increase (decrease) from investment operations	(0.65)		(3.82)		2.97		0.51		3.79

Distributions(d)
From net investment income	(0.86)		(1.03)		(2.13)		(1.61)		(1.81)
From net realized gain	—		—		—		—		(9.60)

Total distributions	(0.86)		(1.03)		(2.13)		(1.61)		(11.41)

Net asset value, end of year	$26.51		$28.02		$32.87		$32.03		$33.13

Total Return
Based on net asset value	(2.27)%		(11.69)%		9.59%		2.14%		12.58%

Ratios to Average Net Assets
Total expenses	0.51%		0.49%		0.47%		0.49%		0.48%

Net investment income	2.86%		3.41%		2.69%		2.73%		2.86%

Supplemental Data
Net assets, end of year (000)	$341,922		$390,889		$557,220		$437,224		$335,455

Portfolio turnover rate(e)	58	%(f)	48	%(f)	63	%(f)	24	%(f)	72	%(f)

(a) Per share amounts reflect a one-for-four reverse stock split effective after the close of trading on November 4, 2016.
(b) Based on average shares outstanding.

(c)  The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e) Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash in U.S. dollars (“cash creations”).
(f) Portfolio turnover rate excluding cash creations was as follows:	16%		9%		17%		10%		17%

See notes to financial statements.

59	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Pacific ex Japan ETF
	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16

Net asset value, beginning of year	$44.17	$46.02	$46.43	$40.94	$38.01

Net investment income(a)	1.29	1.74	1.66	1.60	1.54
Net realized and unrealized gain (loss)(b)	(0.98)	(1.58)	0.03	5.55	2.98

Net increase from investment operations	0.31	0.16	1.69	7.15	4.52

Distributions(c)
From net investment income	(1.50)	(2.01)	(2.10)	(1.66)	(1.59)

Total distributions	(1.50)	(2.01)	(2.10)	(1.66)	(1.59)

Net asset value, end of year	$42.98	$44.17	$46.02	$46.43	$40.94

Total Return
Based on net asset value	0.72%	0.56%	3.63%	18.06%	12.20%

Ratios to Average Net Assets
Total expenses	0.48%	0.48%	0.48%	0.49%	0.49%

Net investment income	3.04%	3.89%	3.52%	3.69%	4.00%

Supplemental Data
Net assets, end of year (000)	$1,882,380	$2,266,116	$2,374,834	$3,120,426	$2,357,962

Portfolio turnover rate(d)	8%	7%	6%	3%	6%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	60

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Singapore ETF
	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17 (a)	Year Ended 08/31/16 (a)

Net asset value, beginning of year	$22.83	$23.84	$24.70	$21.22	$21.25

Net investment income(b)	0.76	0.91	1.04	0.56	0.84
Net realized and unrealized gain (loss)(c)	(3.57)	(1.02)	(0.77)	3.84	(0.24)

Net increase (decrease) from investment operations	(2.81)	(0.11)	0.27	4.40	0.60

Distributions(d)
From net investment income	(0.90)	(0.90)	(1.13)	(0.92)	(0.63)

Total distributions	(0.90)	(0.90)	(1.13)	(0.92)	(0.63)

Net asset value, end of year	$19.12	$22.83	$23.84	$24.70	$21.22

Total Return
Based on net asset value	(12.84)%	(0.41)%	0.91%	21.51%	2.87%

Ratios to Average Net Assets
Total expenses	0.51%	0.50%	0.47%	0.49%	0.48%

Net investment income	3.59%	3.86%	4.03%	3.00%	3.96%

Supplemental Data
Net assets, end of year (000)	$525,733	$513,651	$579,292	$600,268	$562,418

Portfolio turnover rate(e)	22%	9%	26%	12%	7%

(a)	Per share amounts reflect a one-for-two reverse stock split effective after the close of trading on November 4, 2016.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

61	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Taiwan ETF
	Year Ended 08/31/20		Year Ended 08/31/19		Year Ended 08/31/18		Year Ended 08/31/17	(a)	Year Ended 08/31/16	(a)

Net asset value, beginning of year	$34.94		$37.91		$37.35		$30.30		$27.17

Net investment income(b)	1.05		0.92		0.98		0.87		0.68
Net realized and unrealized gain (loss)(c)	9.11		(2.89)		0.60		6.88		3.25

Net increase (decrease) from investment operations	10.16		(1.97)		1.58		7.75		3.93

Distributions(d)
From net investment income	(1.02)		(1.00)		(1.02)		(0.70)		(0.80)

Total distributions	(1.02)		(1.00)		(1.02)		(0.70)		(0.80)

Net asset value, end of year	$44.08		$34.94		$37.91		$37.35		$30.30

Total Return
Based on net asset value	29.34%		(4.92)%		4.43%		26.17%		15.02%

Ratios to Average Net Assets
Total expenses	0.59%		0.59%		0.59%		0.62%		0.64%

Net investment income	2.68%		2.70%		2.65%		3.10%		2.51%

Supplemental Data
Net assets, end of year (000)	$4,231,455		$2,662,495		$4,082,891		$3,764,790		$2,656,889

Portfolio turnover rate(e)	15	%(f)	7	%(f)	12	%(f)	11	%(f)	27	%(f)

(a) Per share amounts reflect a one-for-two reverse stock split effective after the close of trading on November 4, 2016.

(b) Based on average shares outstanding.

(c)  The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(e) Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash in U.S. dollars (“cash creations”).

(f) Portfolio turnover rate excluding cash creations was as follows:	14%		6%		11%		8%		9%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	62

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Thailand ETF
	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16

Net asset value, beginning of year	$90.53	$90.80	$82.70	$75.94	$65.01

Net investment income(a)	1.97	2.10	2.12	1.99	2.05
Net realized and unrealized gain (loss)(b)	(22.24)	(0.33)	8.13	6.90	10.54

Net increase (decrease) from investment operations	(20.27)	1.77	10.25	8.89	12.59

Distributions(c)
From net investment income	(2.01)	(2.04)	(2.15)	(2.13)	(1.66)

Total distributions	(2.01)	(2.04)	(2.15)	(2.13)	(1.66)

Net asset value, end of year	$68.25	$90.53	$90.80	$82.70	$75.94

Total Return
Based on net asset value	(22.57)%	2.03%	12.55%	12.01%	19.87%

Ratios to Average Net Assets
Total expenses	0.59%	0.59%	0.59%	0.62%	0.63%

Net investment income	2.57%	2.36%	2.30%	2.63%	3.08%

Supplemental Data
Net assets, end of year (000)	$436,789	$466,237	$435,842	$355,590	$448,075

Portfolio turnover rate(d)	11%	17%	10%	7%	16%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

63	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI Hong Kong	Non-diversified
MSCI Japan Small-Cap	Diversified
MSCI Malaysia	Non-diversified
MSCI Pacific ex Japan	Diversified
MSCI Singapore	Non-diversified
MSCI Taiwan	Non-diversified
MSCI Thailand	Non-diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities are reflected in tax reclaims receivable. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a return of capital or capital gain. Non-cash dividends, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is accrued daily.

Foreign Currency Translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in non-U.S. currencies are translated to U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. Such fluctuations are reflected by the Funds as a component of net realized and unrealized gain (loss) from investments for financial reporting purposes. Each Fund reports realized currency gain (loss) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2020, if any, are disclosed in the statement of assets and liabilities.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

N O T E S T O F I N A N C I A L S T A T E M E N T S	64

Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Futures contracts are valued based on that day’s last reported settlement price on the exchange where the contract is traded.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of August 31, 2020, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral

65	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of August 31, 2020 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of August 31, 2020:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

MSCI Hong Kong
BofA Securities, Inc.	$19,184,378	$19,184,378		$—	$—
Morgan Stanley & Co. LLC	89,399	89,399		—	—

	$19,273,777	$19,273,777		$—	$—

MSCI Japan Small-Cap
Macquarie Bank Limited	$42,094	$42,094		$—	$—

MSCI Malaysia
JPMorgan Securities PLC	$7,658,692	$7,658,692		$—	$—
Morgan Stanley & Co. International PLC	2,427,887	2,427,887		—	—

	$10,086,579	$10,086,579		$—	$—

MSCI Pacific ex Japan
BofA Securities, Inc.	$31,861,637	$31,861,637		$—	$—
Citigroup Global Markets Inc.	6,822,871	6,822,871		—	—
Morgan Stanley & Co. LLC	4,308,163	4,308,163		—	—
State Street Bank & Trust Company	22,726	22,726		—	—

	$43,015,397	$43,015,397		$—	$—

MSCI Singapore
BofA Securities, Inc.	$14,933,288	$14,933,288		$—	$—
Morgan Stanley & Co. LLC	17,744,638	17,744,638		—	—

	$32,677,926	$32,677,926		$—	$—

MSCI Taiwan
Citigroup Global Markets Ltd.	$11,561,458	$11,561,458		$—	$—
Credit Suisse Securities (Europe) Ltd.	26,053,141	26,053,141		—	—
JPMorgan Securities PLC	65,263,816	65,263,816		—	—
Macquarie Bank Limited	15,261,084	15,261,084		—	—
Morgan Stanley & Co. International PLC	73,541,188	73,530,985		—	(10,203	)(b)
UBS Europe SE	1,074,246	1,074,246		—	—

	$192,754,933	$192,744,730		$—	$(10,203)

MSCI Thailand
Barclays Capital Inc.	$1,287,084	$1,287,084		$—	$—
BofA Securities, Inc.	378,867	378,867		—	—
Citigroup Global Markets Inc.	102,820	102,820		—	—
Credit Suisse Securities (USA) LLC	2,202,355	2,202,355		—	—
Deutsche Bank Securities Inc.	10,702	8,683		—	(2,019	)(b)
Goldman Sachs & Co.	3,515,569	3,515,569		—	—
JPMorgan Securities LLC	3,096,533	3,096,533		—	—
Macquarie Bank Limited	303,639	303,639		—	—
Morgan Stanley & Co. LLC	7,802,508	7,802,508		—	—
Scotia Capital (USA) Inc.	2,528	2,528		—	—
SG Americas Securities LLC	123,999	123,999		—	—

	$18,826,604	$18,824,585		$—	$(2,019)

N O T E S T O F I N A N C I A L S T A T E M E N T S	66

Notes to Financial Statements  (continued)

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Each Fund’s use of futures contracts is generally limited to cash equitization. This involves the use of available cash to invest in index futures contracts in order to gain exposure to the equity markets represented in or by the Fund’s underlying index and is intended to allow the Fund to better track its underlying index. Futures contracts are standardized, exchange-traded agreements to buy or sell a specific quantity of an underlying instrument at a set price on a future date. Depending on the terms of a contract, a futures contract is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date.

Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Securities deposited as initial margin, if any, are designated in the schedule of investments and cash deposited, if any, is shown as cash pledged for futures contracts in the statement of assets and liabilities.

Pursuant to the contract, a fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation or depreciation and, if any, shown as variation margin receivable or payable on futures contracts in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).

For its investment advisory services to each of the iShares MSCI Hong Kong, iShares MSCI Japan Small-Cap, iShares MSCI Malaysia and iShares MSCI Singapore ETFs, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $7 billion	0.59%
Over $7 billion, up to and including $11 billion	0.54
Over $11 billion, up to and including $24 billion	0.49
Over $24 billion, up to and including $48 billion	0.44
Over $48 billion, up to and including $72 billion	0.40
Over $72 billion, up to and including $96 billion	0.36
Over $96 billion	0.32

For its investment advisory services to the iShares MSCI Pacific ex Japan ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $46 billion	0.5000%
Over $46 billion, up to and including $81 billion	0.4750
Over $81 billion, up to and including $111 billion	0.4513
Over $111 billion, up to and including $141 billion	0.4287
Over $141 billion	0.4073

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Notes to Financial Statements  (continued)

Each reduced investment advisory fee level reflects a 5% reduction (rounded to the fourth decimal place) from the investment advisory fee at the prior aggregate average daily net asset level.

For its investment advisory services to each of the iShares MSCI Taiwan and iShares MSCI Thailand ETFs, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $2 billion	0.74%
Over $2 billion, up to and including $4 billion	0.69
Over $4 billion, up to and including $8 billion	0.64
Over $8 billion, up to and including $16 billion	0.57
Over $16 billion, up to and including $24 billion	0.51
Over $24 billion, up to and including $32 billion	0.48
Over $32 billion	0.45

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statement of operations. For the year ended August 31, 2020, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
MSCI Hong Kong	$41,005
MSCI Japan Small-Cap	8,184
MSCI Malaysia	25,968
MSCI Pacific ex Japan	59,827
MSCI Singapore	73,898
MSCI Taiwan	753,770
MSCI Thailand	214,189

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2020, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

N O T E S T O F I N A N C I A L S T A T E M E N T S	68

Notes to Financial Statements  (continued)

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
MSCI Hong Kong	$30,459,943	$10,525,089	$(17,719,107)
MSCI Japan Small-Cap	1,805,560	5,103,814	1,198,164
MSCI Pacific ex Japan	21,734,005	20,940,139	(22,820,537)
MSCI Singapore	32,407,358	17,450,226	(11,930,209)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended August 31, 2020, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
MSCI Hong Kong	$852,273,311	$234,237,800
MSCI Japan Small-Cap	8,636,249	11,426,589
MSCI Malaysia	218,768,516	230,768,460
MSCI Pacific ex Japan	160,139,959	168,515,247
MSCI Singapore	119,894,891	107,277,418
MSCI Taiwan	1,317,595,431	523,765,659
MSCI Thailand	48,170,346	45,341,736

For the year ended August 31, 2020, purchases and sales related to in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI Hong Kong	$70,948,643	$660,069,418
MSCI Japan Small-Cap	14,751,309	59,601,585
MSCI Pacific ex Japan	17,408,261	317,779,543
MSCI Singapore	108,079,508	32,463,893
MSCI Thailand	339,759,411	247,977,899

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2020, the following permanent differences attributable to realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
MSCI Hong Kong	$(75,642,419)	$75,642,419
MSCI Japan Small-Cap	(15,032,864)	15,032,864
MSCI Pacific ex Japan	838,400	(838,400)
MSCI Singapore	1,819,139	(1,819,139)
MSCI Thailand	35,263	(35,263)

The tax character of distributions paid was as follows:

69	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

iShares ETF	Year Ended 08/31/20	Year Ended 08/31/19

MSCI Hong Kong
Ordinary income	$37,850,833	$67,889,451

MSCI Japan Small-Cap
Ordinary income	$3,817,217	$4,647,949

MSCI Malaysia
Ordinary income	$12,064,796	$16,938,304

MSCI Pacific ex Japan
Ordinary income	$71,017,208	$103,540,539

MSCI Singapore
Ordinary income	$20,388,430	$21,305,119

MSCI Taiwan
Ordinary income	$89,350,677	$104,188,903

MSCI Thailand
Ordinary income	$10,962,844	$10,822,599

As of August 31, 2020, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Qualified Late-Year Losses (c)	Total
MSCI Hong Kong	$3,626,202	$(473,593,879)	$(168,047,855)	$—	$(638,015,532)
MSCI Japan Small-Cap	—	(7,615,538)	(19,190,747)	(562,192)	(27,368,477)
MSCI Malaysia	—	(94,623,717)	80,669,074	(2,773,259)	(16,727,902)
MSCI Pacific ex Japan	9,994,711	(474,051,679)	(185,085,271)	—	(649,142,239)
MSCI Singapore	1,069,448	(194,493,442)	(109,037,855)	—	(302,461,849)
MSCI Taiwan	98,300,238	(34,101,756)	1,856,820,599	—	1,921,019,081
MSCI Thailand	1,764,571	(83,040,018)	(137,536,116)	—	(218,811,563)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the characterization of corporate actions.

(c)	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

For the year ended August 31, 2020, the iShares MSCI Taiwan ETF utilized $112,584,566 of its capital loss carryforwards.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2020, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI Hong Kong	$1,511,647,088	$130,018,651	$(298,066,610)	$(168,047,959)
MSCI Japan Small-Cap	81,896,736	3,811,411	(23,002,278)	(19,190,867)
MSCI Malaysia	273,549,967	85,824,871	(5,157,546)	80,667,325
MSCI Pacific ex Japan	2,100,702,837	319,605,697	(504,887,721)	(185,282,024)
MSCI Singapore	665,224,569	7,260,480	(116,348,174)	(109,087,694)
MSCI Taiwan	2,559,215,505	1,885,230,480	(28,438,039)	1,856,792,441
MSCI Thailand	592,746,259	3,746,047	(141,291,251)	(137,545,204)

9.	LINE OF CREDIT

The iShares MSCI Malaysia ETF and iShares MSCI Taiwan ETF, along with certain other iShares funds (“Participating Funds”), are parties to a $300 million credit agreement (“Credit Agreement”) with State Street Bank and Trust Company, which expires on July 15, 2021. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Credit Agreement sets specific sub limits on aggregate borrowings based on two tiers of Participating Funds: $300 million with respect to the funds within Tier 1 and $200 million with respect to Tier 2, including the

N O T E S T O F I N A N C I A L S T A T E M E N T S	70

Notes to Financial Statements   (continued)

Funds. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Credit Agreement. The Credit Agreement has the following terms: a commitment fee of 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR rate (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Credit Agreement.

The Funds did not borrow under the credit agreement during the year ended August 31, 2020.

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honor its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the statement of assets and liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

71	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 08/31/20		Year Ended 08/31/19
iShares ETF	Shares	Amount	Shares	Amount

MSCI Hong Kong
Shares sold	32,925,000	$785,031,065	26,400,000	$641,855,226
Shares redeemed	(36,900,000)	(756,411,082)	(77,325,000)	(1,907,458,937)

Net increase (decrease)	(3,975,000)	$28,619,983	(50,925,000)	$(1,265,603,711)

MSCI Japan Small-Cap
Shares sold	200,000	$14,987,192	2,600,000	$188,325,229
Shares redeemed	(900,000)	(60,649,208)	(4,700,000)	(324,576,589)

Net decrease	(700,000)	$(45,662,016)	(2,100,000)	$(136,251,360)

MSCI Malaysia
Shares sold	5,850,000	$163,446,410	6,825,000	$211,840,133
Shares redeemed	(6,900,000)	(177,994,745)	(9,825,000)	(288,582,749)

Net decrease	(1,050,000)	$(14,548,335)	(3,000,000)	$(76,742,616)

MSCI Pacific ex Japan
Shares sold	900,000	$36,795,397	6,000,000	$271,812,469
Shares redeemed	(8,400,000)	(336,903,994)	(6,300,000)	(276,508,223)

Net decrease	(7,500,000)	$(300,108,597)	(300,000)	$(4,695,754)

MSCI Singapore
Shares sold	6,850,000	$139,406,945	4,000,000	$93,905,772
Shares redeemed	(1,850,000)	(40,471,174)	(5,800,000)	(133,507,349)

Net increase (decrease)	5,000,000	$98,935,771	(1,800,000)	$(39,601,577)

MSCI Taiwan
Shares sold	20,800,000	$819,142,524	100,000	$13,078,670
Shares redeemed	(1,000,000)	(30,142,964)	(31,600,000)	(1,083,240,064)

Net increase (decrease)	19,800,000	$788,999,560	(31,500,000)	$(1,070,161,394)

N O T E S T O F I N A N C I A L S T A T E M E N T S	72

Notes to Financial Statements  (continued)

	Year Ended 08/31/20		Year Ended 08/31/19
iShares ETF	Shares	Amount	Shares	Amount

MSCI Thailand
Shares sold	4,450,000	$345,464,913	4,300,000	$384,240,938
Shares redeemed	(3,200,000)	(249,598,248)	(3,950,000)	(347,795,597)

Net increase	1,250,000	$95,866,665	350,000	$36,445,341

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

12.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. In an opinion dated January 23, 2020, the California Court of Appeal affirmed the dismissal of Plaintiffs’ claims. On March 3, 2020, plaintiffs filed a petition for review by the California Supreme Court. On May 27, 2020, the California Supreme Court denied Plaintiff’s petition for review. The case is now closed.

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

73	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Directors of iShares, Inc. and

Shareholders of iShares MSCI Hong Kong ETF, iShares MSCI Japan Small-Cap ETF,

iShares MSCI Malaysia ETF, iShares MSCI Pacific ex Japan ETF, iShares MSCI Singapore ETF,

iShares MSCI Taiwan ETF and iShares MSCI Thailand ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares MSCI Hong Kong ETF, iShares MSCI Japan Small-Cap ETF, iShares MSCI Malaysia ETF, iShares MSCI Pacific ex Japan ETF, iShares MSCI Singapore ETF, iShares MSCI Taiwan ETF and iShares MSCI Thailand ETF (seven of the funds constituting iShares, Inc., hereafter collectively referred to as the “Funds”) as of August 31, 2020, the related statements of operations for the year ended August 31, 2020, the statements of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2020 and each of the financial highlights for each of the five years in the period ended August 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 21, 2020

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	74

Important Tax Information (unaudited)

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2020:

iShares ETF	Qualified Dividend Income
MSCI Hong Kong	$246,173
MSCI Japan Small-Cap	1,618,773
MSCI Pacific ex Japan	44,851,198
MSCI Thailand	13,035,193

For the fiscal year ended August 31, 2020, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI Hong Kong	$44,170,665	$—
MSCI Japan Small-Cap	2,046,393	218,322
MSCI Malaysia	12,778,105	—
MSCI Pacific ex Japan	70,947,428	1,059,549
MSCI Singapore	20,231,046	207,434
MSCI Taiwan	138,537,321	28,831,323
MSCI Thailand	13,424,881	1,086,233

75	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

iShares MSCI Hong Kong ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on April 17, 2020 and May 19, 2020, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 8-10, 2020, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Contract for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2019, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 8-10, 2020 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares

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Board Review and Approval of Investment Advisory Contract  (continued)

funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board further noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

iShares MSCI Japan Small-Cap ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s

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Board Review and Approval of Investment Advisory Contract  (continued)

service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on April 17, 2020 and May 19, 2020, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 8-10, 2020, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Contract for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the overall fund expenses (net of waivers and reimbursements) for the Fund were higher than the median of overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2019, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 8-10, 2020 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue,

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Board Review and Approval of Investment Advisory Contract  (continued)

including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board further noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

iShares MSCI Malaysia ETF, iShares MSCI Taiwan ETF, iShares MSCI Thailand ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on April 17, 2020 and May 19, 2020, a committee composed of all of the Independent Board Members (the “15(c) Committee”),

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Board Review and Approval of Investment Advisory Contract  (continued)

with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 8-10, 2020, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Contract for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2019, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 8-10, 2020 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

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Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

iShares MSCI Pacific ex Japan ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on April 17, 2020 and May 19, 2020, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 8-10, 2020, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the

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extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Contract for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the overall fund expenses (net of waivers and reimbursements) for the Fund were within range of the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2019, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 8-10, 2020 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through

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relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board further noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

iShares MSCI Singapore ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on April 17, 2020 and May 19, 2020, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 8-10, 2020, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Contract for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA

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and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the overall fund expenses (net of waivers and reimbursements) for the Fund were higher than the median of overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2019, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 8-10, 2020 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund already

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provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board further noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

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Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

August 31, 2020

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
MSCI Hong Kong(a)	$0.618624	$—	$0.000577	$0.619201	100%	—%	0	%(b)	100%
MSCI Japan Small-Cap(a)	2.241636	—	0.583921	2.825557	79	—	21		100
MSCI Pacific ex Japan(a)	1.479747	—	0.020008	1.499755	99	—	1		100
MSCI Singapore(a)	0.540497	—	0.360920	0.901417	60	—	40		100
MSCI Taiwan(a)	0.957024	—	0.066466	1.023490	94	—	6		100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

(b)	Rounds to less than 1%.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (the “Directive”) imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside of the EU, such as BFA (the “Company”). Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

The Company has registered the iShares MSCI Hong Kong ETF, iShares MSCI Japan Small-Cap ETF, iShares MSCI Malaysia ETF, iShares MSCI Taiwan ETF and iShares MSCI Thailand ETF (each a “Fund”, collectively the “Funds”) to be marketed to EU investors in the United Kingdom, the Netherlands, Finland, Sweden, and Luxembourg.

Report on Remuneration

The Company is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Funds.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the each Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programmes which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

S U P P L E M E N T A L I N F O R M A T I O N	86

Supplemental Information (unaudited) (continued)

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organisational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the each Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the iShares MSCI Hong Kong ETF in respect of the Company’s financial year ending December 31, 2019 was USD 145.24 thousand. This figure is comprised of fixed remuneration of USD 67.15 thousand and variable remuneration of USD 78.09 thousand. There were a total of 448 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the iShares MSCI Hong Kong ETF in respect of the Company’s financial year ending December 31, 2019, to its senior management was USD 18.52 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 2.18 thousand.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the iShares MSCI Japan Small-Cap ETF in respect of the Company’s financial year ending December 31, 2019 was USD 8.02 thousand. This figure is comprised of fixed remuneration of USD 3.71 thousand and variable remuneration of USD 4.31 thousand. There were a total of 448 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the iShares MSCI Japan Small-Cap ETF in respect of the Company’s financial year ending December 31, 2019, to its senior management was USD 1.02 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 0.12 thousand.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the iShares MSCI Malaysia ETF in respect of the Company’s financial year ending December 31, 2019 was USD 39.93 thousand. This figure is comprised of fixed remuneration of USD 18.46 thousand and variable remuneration of USD 21.47 thousand. There were a total of 448 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the iShares MSCI Malaysia ETF in respect of the Company’s financial year ending December 31, 2019, to its senior management was USD 5.09 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 0.6 thousand.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the iShares MSCI Taiwan ETF in respect of the Company’s financial year ending December 31, 2019 was USD 305.74 thousand. This figure is comprised of fixed remuneration of USD 141.35 thousand and variable remuneration of USD 164.39 thousand. There were a total of 448 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the iShares MSCI Taiwan ETF in respect of the Company’s financial year ending December 31, 2019, to its senior management was USD 38.98 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 4.58 thousand.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the iShares MSCI Thailand ETF in respect of the Company’s financial year ending December 31, 2019 was USD 41.77 thousand. This figure is comprised of fixed remuneration of USD 19.31 thousand and variable remuneration of USD 22.46 thousand. There were a total of 448 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the iShares MSCI Thailand ETF in respect of the Company’s financial year ending December 31, 2019, to its senior management was USD 5.33 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 0.63 thousand.

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Director and Officer Information

The Board of Directors has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 368 funds as of August 31, 2020. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Director and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., ParkAvenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

Robert S. Kapito(a) (63)	Director (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Trustee of iShares Trust (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (50)	Director (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Trustee of iShares Trust (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.
(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

Cecilia H. Herbert (71)	Director (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares Trust and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (64)	Director (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares Trust (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (65)	Director (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	88

Director and Officer Information  (continued)

Independent Directors (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

John E. Kerrigan (65)	Director (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (61)	Director (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (59)	Director (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (since 2017); and Director of Reading Partners (2012-2016).	Trustee of iShares Trust (since 2003); Trustee of iShares U.S. ETF Trust (since 2011); Director of Cloudera Foundation (since 2017); and Director of Reading Partners (2012-2016).

Madhav V. Rajan (56)	Director (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Trustee of iShares Trust (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).
Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (49)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (46)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (53)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre (45)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (51)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (59)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Marybeth Leithead (57)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

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General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The iShares Funds’ Forms N-Q are available on the SEC’s website at sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	90

Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

ADR	American Depositary Receipt

NVDR	Non-Voting Depositary Receipt

NVS	Non-Voting Shares

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Want to know more?

iShares.com    |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2020 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-803-0820

AUGUST 31, 2020

2020 Annual Report

iShares, Inc.

•	iShares MSCI Brazil ETF | EWZ | NYSE Arca

•	iShares MSCI Chile ETF | ECH | Cboe BZX

•	iShares MSCI Colombia ETF | ICOL | NYSE Arca

•	iShares MSCI Israel ETF | EIS | NYSE Arca

•	iShares MSCI Russia ETF | ERUS | NYSE Arca

•	iShares MSCI South Africa ETF | EZA | NYSE Arca

•	iShares MSCI Turkey ETF | TUR | NASDAQ

•	iShares MSCI USA Equal Weighted ETF | EUSA | NYSE Arca

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary. Please note that not all financial intermediaries may offer this service.

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of August 31, 2020 has been a time of sudden change in global financial markets, as the emergence and spread of the coronavirus led to a vast disruption in the global economy and financial markets. For most of the first half of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, countries around the world took economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off, and unemployment claims spiked, causing a global recession and a sharp fall in equity prices.

After markets hit their lowest point during the reporting period in late March 2020, a steady recovery ensued, as businesses began to re-open and governments learned to adapt to life with the virus. Equity prices continued to rise throughout the summer, fed by strong fiscal and monetary support and improving economic indicators. By the end of the reporting period, all major investment categories posted positive returns, and many equity indices were near all-time highs. In the United States, large-capitalization stocks advanced significantly, outperforming small-capitalization stocks, which also gained for the reporting period. International equities from developed economies also turned in a positive performance while lagging emerging market stocks, which rebounded sharply.

During the market downturn, the performance of different types of fixed-income securities initially diverged due to a reduced investor appetite for risk. U.S. Treasuries benefited from the risk-off environment, and posted solid returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) touched an all-time low. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and both investment-grade and high-yield bonds recovered to post positive returns.

The Fed reduced interest rates twice in late 2019 to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also implemented a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion is likely to continue as economic activity resumes. Several risks remain, however, including a potential resurgence of the coronavirus amid loosened restrictions, policy fatigue among governments already deep into deficit spending, and structural damage to the financial system from lengthy economic interruptions.

Overall, we favor a moderately positive stance toward risk, and in particular toward credit given the extraordinary central bank measures taken in recent months. This support extends beyond investment-grade corporates and into high-yield, leading to attractive opportunities in that end of the market. We believe that international diversification and sustainable investments can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments. We remain neutral on equities overall while favoring European stocks, which are poised for cyclical upside as re-openings continue.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit ishares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of August 31, 2020

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	19.63%	21.94%

U.S. small cap equities (Russell 2000® Index)	6.57	6.02

International equities (MSCI Europe, Australasia, Far East Index)	7.10	6.13

Emerging market equities (MSCI Emerging Markets Index)	11.23	14.49

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.34	1.26

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	4.67	8.93

U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.98	6.47

Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.29	3.15

U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.04	4.65

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares, Inc.

Global Market Overview

Global equity markets advanced strongly during the 12 months ended August 31, 2020 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 16.52% in U.S. dollar terms for the reporting period.

Global stocks gained steadily for much of the first half of the reporting period, supported by slowing but resilient growth and accommodative monetary policy from major central banks. Equity markets ended 2019 on a positive note, as a trade agreement between the U.S. and China helped alleviate one of the world economy’s most significant risks.

However, the spread of the coronavirus upended global equity markets in early 2020. As the extent of the outbreak became apparent in February 2020, restrictions on travel and work disrupted the global economy and precipitated a sharp decline in equity prices. Beginning in late March 2020, equity prices posted a strong recovery, buoyed by massive stimulus from the world’s largest central banks and governments, the phased reopening of countries’ economies, and optimism surrounding prospective vaccines. By the end of the reporting period, equities posted positive returns in all of the world’s major regions despite the onset of a significant global recession.

In the U.S., following the issuance of stay-at-home orders, nonessential business closures, and other coronavirus-related restrictions on public gatherings, whole portions of the economy shut down. Businesses associated with travel and leisure were particularly affected, as air traffic declined, and conferences and events were postponed. The disruption created by these sudden changes led to an annualized economic contraction of 31.7% in the second quarter of 2020.

In response to the pandemic, the federal government enacted over U.S. $2 trillion in stimulus spending. The U.S. Federal Reserve Bank (“Fed”) also acted to stabilize markets by implementing two emergency interest rate reductions and launching a bond-buying program that included U.S. Treasuries, corporate and municipal bonds, and securities backed by mortgages and auto loans. The unprecedented level of Fed intervention and support from government stimulus led to a significant recovery in U.S. stock prices, many of which reached record highs by the end of the reporting period.

Europe was similarly affected by the coronavirus, as many of the area’s largest economies instituted social distancing policies that significantly limited economic activity, leading to a rapid decline in stock prices. To mitigate the economic impact of this disruption, many countries individually implemented fiscal stimulus plans. In July 2020, Eurozone countries reached a historic deal for a collective €750 billion in stimulus spending, in addition to a large European Central Bank (“ECB”) bond-buying plan. European stocks recovered late in the reporting period to post positive returns overall but trailed most other regions of the globe.

Asia-Pacific stocks posted strong returns despite a sharp decline during the first quarter of 2020 as the coronavirus outbreaks worsened. Although widespread business and factory closures led to economic weakness initially, the Chinese economy showed signs of recovery late in the reporting period, leading to a significant rise in Asia-Pacific equity markets, which are highly sensitive to economic conditions in China.

Emerging market stocks outside of Asia declined, driven by sharply weaker currencies and lower commodities prices, which weighed on economies reliant on these exports. Latin America drove emerging markets declines, hindered by mass business closures and bankruptcies, political and social unrest, and among the world’s highest level of coronavirus cases.

M A R K E T O V E R V I E W	4

Fund Summary as of August 31, 2020	iShares® MSCI Brazil ETF

Investment Objective

The iShares MSCI Brazil ETF (the “Fund”) seeks to track the investment results of an index composed of Brazilian equities, as represented by the MSCI Brazil 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(25.63)%	6.24%	(5.27)%	(25.63)%	35.32%	(41.81)%
Fund Market	(25.25)	6.23	(5.18)	(25.25)	35.29	(41.23)
Index	(24.99)	7.01	(4.68)	(24.99)	40.34	(38.05)

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through February 11, 2013 reflects the performance of the MSCI Brazil Index. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Brazil 25/50 Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 21 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 787.20	$ 2.65		$ 1,000.00	$ 1,022.20	$ 3.00		0.59%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 21 for more information.

5	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2020 (continued)	iShares® MSCI Brazil ETF

Portfolio Management Commentary

Brazilian equities declined sharply during the reporting period as the coronavirus pandemic drove Brazil into a deep recession. The country’s deficit continued to rise amid concerns surrounding the government’s limited resources to support the economy, partly due to the strains of previous downturns. The Brazilian real’s significant depreciation relative to the U.S. dollar amid declining interest rates and weakening growth prospects, along with growing capital outflows from foreign investors, pressured stock prices.

The financials sector was the largest detractor from the Index’s return, driven by the banking industry. Bank profits dropped sharply, as declining economic activity led to lower income from interest, fees, and insurance. Deteriorating demand for consumer loans and credit cards also worked against bank stocks. Loan loss provisions rose sharply, weighing on both earnings and expectations for future growth, amid concerns that defaults could rise dramatically when the government’s loan forbearance program ends.

The consumer staples sector also weighed on the Index’s performance. The food, beverage, and tobacco industry declined, as temporary closures of restaurants, bars, and other businesses reduced demand for alcoholic beverages. Despite efforts to build up additional sales channels and recovering sales late in the reporting period, profit margins remained under pressure. Food processors declined amid coronavirus outbreaks in meat plants, higher costs to protect employees, falling prices, and slowing sales, particularly from exports.

The energy sector also weighed on the Index’s return, with the integrated oil and gas industry driving detraction. A steep drop in oil demand precipitated by the pandemic along with increased competition from suppliers in Saudi Arabia and Russia, drove oil prices sharply lower. Despite rebounding demand from China late in the reporting period, producers posted large losses.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Financials	27.2%

Materials	17.7

Consumer Discretionary	12.1

Energy	12.0

Consumer Staples	10.6

Industrials	8.2

Utilities	6.2

Health Care	2.8

Communication Services	2.3

Other (each representing less than 1%)	0.9

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Vale SA	12.3%

B3 SA - Brasil, Bolsa, Balcao	6.5

Itau Unibanco Holding SA (Preferred)	6.3

Petroleo Brasileiro SA (Preferred)	5.6

Banco Bradesco SA (Preferred)	5.0

Petroleo Brasileiro SA	4.5

Magazine Luiza SA	4.1

WEG SA	3.3

Ambev SA	3.2

Natura & Co. Holding SA	2.3

(a)	Excludes money market funds.

F U N D S U M M A R Y	6

Fund Summary as of August 31, 2020	iShares® MSCI Chile ETF

Investment Objective

The iShares MSCI Chile ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Chilean equities, as represented by the MSCI Chile IMI 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(27.72)%	(4.18)%	(7.71)%	(27.72)%	(19.23)%	(55.17)%
Fund Market	(27.45)	(4.32)	(7.75)	(27.45)	(19.82)	(55.38)
Index	(27.60)	(4.08)	(7.32)	(27.60)	(18.78)	(53.26)

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through February 11, 2013 reflects the performance of the MSCI Chile Investable Market Index. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Chile IMI 25/50 Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 21 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 965.50	$ 2.91		$ 1,000.00	$ 1,022.20	$ 3.00		0.59%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 21 for more information.

7	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2020 (continued)	iShares® MSCI Chile ETF

Portfolio Management Commentary

Stocks in Chile declined sharply for the reporting period amid a global recession driven by the coronavirus pandemic. Economic activity, already slowing at the end of 2019 due to demonstrations that disrupted businesses and tourism, diminished substantially following pandemic-related closures, leading to a steep economic contraction for the second quarter of 2020. Domestic demand and household consumption declined, and the price of copper, Chile’s main export, dropped sharply as global industrial activity halted. In this environment, the Chilean peso weakened significantly relative to the U.S. dollar, further limiting returns for U.S.-based investors.

The financials sector detracted the most from the Index’s return, led by banks. Higher provisions for loan defaults along with sharply lower mortgage and consumer lending constrained banks’ profits. Multiple interest rate reductions by the central bank to mitigate the effects of the pandemic also worked against the banking industry. The Chilean peso’s weakness weighed on banks with exposure abroad, as servicing loans denominated in U.S. dollars became costlier. Dividend reductions and lowered analyst expectations also pressured banks.

The utilities sector was another detractor from performance. Lower demand for electricity during business closures reduced revenues. Canceled rate increases and payment deferrals also weighed on utilities providers.

The consumer discretionary sector also declined, driven by the retail industry. The temporary closures of brick-and-mortar stores led to sharply reduced revenues, especially for home improvement and department stores. The industrials sector further weighed on the Index’s performance. Movement restrictions sharply curtailed the demand for travel, leading to steep losses for the airline industry. Latin America’s largest air carrier announced mass layoffs and sought bankruptcy protection.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Utilities	28.8%

Financials	21.9

Materials	15.4

Consumer Staples	12.5

Energy	7.2

Consumer Discretionary	6.2

Real Estate	3.1

Communication Services	2.6

Information Technology	1.3

Industrials	1.0

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Enel Americas SA	12.8%

Banco de Chile	9.7

Sociedad Quimica y Minera de Chile SA (Preferred), Class B	9.0

Empresas COPEC SA	7.2

Enel Chile SA	5.5

Empresas CMPC SA	4.5

Banco de Credito e Inversiones SA	4.4

Banco Santander Chile	4.4

Falabella SA	4.4

Cencosud SA	4.1

(a)	Excludes money market funds.

F U N D S U M M A R Y	8

Fund Summary as of August 31, 2020	iShares® MSCI Colombia ETF

Investment Objective

The iShares MSCI Colombia ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Colombian equities, as represented by the MSCI All Colombia Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	(26.40)%	(3.68)%	(11.62)%	(26.40)%	(17.10)%	(58.92)%

Fund Market	(26.20)	(3.86)	(11.63)	(26.20)	(17.85)	(58.99)

Index	(26.09)	(3.52)	(11.34)	(26.09)	(16.39)	(57.95)

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/18/13. The first day of secondary market trading was 6/20/13.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 21 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 752.80	$ 2.69		$ 1,000.00	$ 1,022.10	$ 3.10		0.61%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 21 for more information.

9	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2020 (continued)	iShares® MSCI Colombia ETF

Portfolio Management Commentary

Stocks in Colombia declined sharply for the reporting period amid a steep economic contraction driven by the coronavirus pandemic. The economy expanded in 2019 due to strong private consumption and investment. Stringent government restrictions to contain the spread of the virus led to closed businesses and sharply higher unemployment. Revenue from oil, Colombia’s largest export, diminished amid stark decreases in prices and demand as global industrial activity halted. Declining oil prices along with massive government stimulus, which drove a widening budget deficit, led the Colombian peso to weaken significantly relative to the U.S. dollar, further limiting returns for U.S.-based investors.

The financials sector detracted the most from the Index’s return, led by banks. Despite injections of liquidity from the government and the central bank, the banking industry posted substantial losses. Unemployment and business closures led to increased anticipation of sizable loan defaults, especially on mortgages and consumer debt. Expectations of lower loan income following the central bank’s interest rate reductions also weighed on the banking industry. A decline in transaction volumes and fees from credit cards amid a drop in consumer spending, along with the weak Colombian peso, further pressured banks’ income.

The energy and materials sectors also worked against the Index’s performance. Despite a moderate rebound near the end the reporting period, oil price weakness challenged the energy sector. Business closures and travel restrictions starkly reduced economic activity. The subsequent decline in demand drove oil prices to a 21-year low, weighing heavily on the oil, gas, and consumable fuels industry. Within materials, lower sales and profits in the construction materials industry pressured performance. Both domestic and foreign construction activity slowed, reducing expectations of demand for inputs, such as cement.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Financials	39.0%

Energy	29.9

Utilities	14.3

Materials	10.7

Consumer Staples	4.7

Industrials	1.4

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Ecopetrol SA	21.6%

Bancolombia SA (Preferred)	14.8

Bancolombia SA	8.2

Banco Davivienda SA (Preferred)	4.7

Grupo Nutresa SA	4.7

Grupo Energia Bogota SA ESP	4.5

Interconexion Electrica SA ESP	4.5

Enel Americas SA	4.3

Canacol Energy Ltd.	4.3

Empresas COPEC SA	4.1

(a)	Excludes money market funds.

F U N D S U M M A R Y	10

Fund Summary as of August 31, 2020	iShares® MSCI Israel ETF

Investment Objective

The iShares MSCI Israel ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Israeli equities, as represented by the MSCI Israel Capped Investable Market Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	8.53%	4.03%	3.49%	8.53%	21.82%	40.91%

Fund Market	8.34	4.00	3.45	8.34	21.67	40.32

Index	9.03	4.49	3.83	9.03	24.53	45.58

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 21 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,025.00	$ 3.05		$ 1,000.00	$ 1,022.10	$ 3.05		0.60%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 21 for more information.

11	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2020 (continued)	iShares® MSCI Israel ETF

Portfolio Management Commentary

Israeli stocks advanced despite the deep recession driven by the coronavirus pandemic. Economic growth was already weakening in 2019 due to declining exports and tepid investment growth. Coronavirus-related closures in early 2020 reduced economic activity, and Israel experienced an abrupt contraction in the second quarter. Amid sharply rising unemployment, consumer spending and imports decreased. Following steep declines in the first quarter of 2020, Israeli equities rebounded in the second quarter, bolstered by the lifting of stay-at-home orders and optimism about potential vaccines.

The information technology sector contributed the most to the Index’s return, driven almost exclusively by the software and services industry. The shift to working remotely led to sharply higher demand for cloud computing along with growth in premium subscriptions and business services used for e-commerce, driving strong revenue gains. The increase in telecommuting also led to a rise in sophisticated cyberattacks, supporting demand for cybersecurity software.

The healthcare sector also contributed meaningfully to the Index’s performance. The pharmaceuticals industry advanced, as sales of respiratory products to treat complications of COVID-19 rose, and consumers stocked up on medications. Rising international sales of generic and over-the-counter drugs also supported gains. Strength in the capital goods industry drove the industrials sector’s contribution. Rebounding businesses activity bolstered investor sentiment about demand growth for services such as printing solutions, which benefited the machinery industry.

On the downside, the financials and real estate sectors detracted from the Index’s return. Banks’ profits declined as rising loan loss provisions amid high unemployment reduced expectations of consumers’ ability to repay debts. The real estate industry also limited gains as tenants in commercial properties such as shopping malls received reprieves on rent payments during temporary store closures.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Information Technology	41.5%

Financials	19.2

Real Estate	9.3

Health Care	9.0

Industrials	8.4

Communication Services	3.1

Consumer Staples	2.6

Materials	2.3

Utilities	1.7

Consumer Discretionary	1.5

Energy	1.4

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Wix.com Ltd.	10.6%

Check Point Software Technologies Ltd.	10.5

Nice Ltd.	10.4

Teva Pharmaceutical Industries Ltd.	7.9

Bank Leumi Le-Israel BM	5.5

Bank Hapoalim BM	4.5

CyberArk Software Ltd.	3.1

Israel Discount Bank Ltd., Class A	3.1

Elbit Systems Ltd.	2.7

Mizrahi Tefahot Bank Ltd.	2.4

(a)	Excludes money market funds.

F U N D S U M M A R Y	12

Fund Summary as of August 31, 2020	iShares® MSCI Russia ETF

Investment Objective

The iShares MSCI Russia ETF (the “Fund”) seeks to track the investment results of an index composed of Russian equities, as represented by the MSCI Russia 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	(1.28)%	11.83%	(0.01)%	(1.28)%	74.87%	(0.14)%

Fund Market	(0.16)	11.10	0.03	(0.16)	69.30	0.28

Index	(0.80)	12.55	0.57	(0.80)	80.59	5.78

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 11/9/10. The first day of secondary market trading was 11/10/10.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 21 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 982.40	$ 2.94		$ 1,000.00	$ 1,022.20	$ 3.00		0.59%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 21 for more information.

13	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2020 (continued)	iShares® MSCI Russia ETF

Portfolio Management Commentary

Russian equities declined modestly during the reporting period. Stocks advanced in 2019, as global investors sought the strong yields of state-run companies amid easing interest rates and signs of economic growth and stability. Russian stocks declined in 2020, as pandemic-related restrictions drove an economic contraction and increasing unemployment. A dramatic drop in prices for oil, the country’s key export, also weighed on the economy and helped weaken the Russian ruble relative to the U.S. dollar.

The energy sector detracted the most from the Index’s return. Profits in the oil, gas, and consumable fuels industry declined, as a steep drop in oil demand precipitated by the pandemic along with increased competition with Saudi Arabia drove oil prices sharply lower. Natural gas prices and volumes also declined. Reduced capital spending plans and canceled or delayed new projects weighed on the oil and gas exploration and production industry.

The financials sector also constrained the Index’s performance due primarily to weakness in state-owned bank stocks. Low interest rates and fewer new loans along with rising loan-loss provisioning costs amid economic deterioration reduced bank profits.

On the upside, the materials sector bolstered the Index’s return. Gold mining stocks advanced sharply, as economic uncertainty raised the metal’s price to record levels. High prices and continuing sales growth drove strong earnings for gold producers. The diversified metals and mining industry advanced, as stricter emissions requirements fueled strong demand for palladium, which is used in catalytic converters, while ongoing supply constraints boosted the metal’s price.

The consumer staples and communication services sectors were modest contributors. Food retailers advanced amid increasing sales during the pandemic, while the wireless telecommunication services industry benefited from resilient demand for banking and core services.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Energy	44.7%

Materials	22.2

Financials	16.4

Communication Services	8.3

Consumer Staples	6.4

Utilities	2.0

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Gazprom PJSC	14.5%

LUKOIL PJSC	13.9

Sberbank of Russia PJSC	13.5

Yandex NV, Class A	5.4

Polyus PJSC	4.8

Novatek PJSC	4.6

MMC Norilsk Nickel PJSC	4.5

Tatneft PJSC	4.4

Polymetal International PLC	3.9

Magnit PJSC	3.3

(a)	Excludes money market funds.

F U N D S U M M A R Y	14

Fund Summary as of August 31, 2020	iShares® MSCI South Africa ETF

Investment Objective

The iShares MSCI South Africa ETF (the “Fund”) seeks to track the investment results of an index composed of South African equities, as represented by the MSCI South Africa 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(13.09)%	(3.60)%	(0.65)%	(13.09)%	(16.77)%	(6.29)%

Fund Market	(13.10)	(3.64)	(0.61)	(13.10)	(16.91)	(5.89)

Index	(12.66)	(3.07)	(0.05)	(12.66)	(14.42)	(0.54)

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through August 31, 2017 reflects the performance of the MSCI South Africa Index. Index performance beginning on September 1, 2017 reflects the performance of the MSCI South Africa 25/50 Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 21 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 974.90	$ 2.93		$ 1,000.00	$ 1,022.20	$ 3.00		0.59%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 21 for more information.

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Fund Summary as of August 31, 2020 (continued)	iShares® MSCI South Africa ETF

Portfolio Management Commentary

South African stocks declined during the reporting period as pandemic-related restrictions compounded existing economic challenges. Already in the midst of its second recession in two years, the economy was further stifled by a strict shutdown, power supply disruptions, and softening global export markets. As the country’s unemployment rate increased to a historic high of 30.1%, officials passed a relief package worth 500 billion South African rand to help offset a projected 7.2% decline in economic activity for 2020. Separately, the South African Reserve Bank reduced its key interest rate to an all-time low of 3.5%. The country’s economic malaise drove the South African rand lower against the U.S. dollar, which also detracted from performance for U.S. investors.

The financials sector detracted significantly from the Index’s return, especially among banks. As the economic contraction hindered borrowers’ ability to repay loans, concerns arose about loan defaults. Low interest rates and decreasing fee revenue further pressured banks’ profit outlook. Diversified financials firms declined amid reduced business financing activity and rising insurance claim volumes.

The communication services sector weighed on performance, as a leading wireless telecommunication services company reported that device sales, prepaid service volumes, and roaming activity decreased amid the weak economy. The real estate sector also detracted, as commercial real estate firms declined due to reduced rent revenues from office, retail, industrial, and warehouse leases.

On the upside, the materials sector contributed to the Index’s return. Metals and mining companies advanced as gold prices reached all-time highs, silver prices rose to seven-year highs, and prices increased significantly for other precious metals such as palladium and rhodium.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Consumer Discretionary	26.6%

Materials	26.4

Financials	24.4

Consumer Staples	8.4

Communication Services	6.8

Health Care	2.6

Real Estate	2.3

Industrials	1.3

Energy	1.2

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Naspers Ltd., Class N	24.0%

AngloGold Ashanti Ltd.	5.6

Gold Fields Ltd.	5.4

FirstRand Ltd.	5.0

Standard Bank Group Ltd.	3.9

Impala Platinum Holdings Ltd.	3.5

Sibanye Stillwater Ltd.	3.3

MTN Group Ltd.	3.0

Sanlam Ltd.	2.8

Bid Corp. Ltd.	2.8

(a)	Excludes money market funds.

F U N D S U M M A R Y	16

Fund Summary as of August 31, 2020	iShares® MSCI Turkey ETF

Investment Objective

The iShares MSCITurkey ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Turkish equities, as represented by the MSCI Turkey IMI 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(15.48)%	(9.87)%	(8.41)%	(15.48)%	(40.51)%	(58.48)%

Fund Market	(15.82)	(9.87)	(8.38)	(15.82)	(40.54)	(58.32)

Index	(15.47)	(9.69)	(8.11)	(15.47)	(39.94)	(57.07)

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through May 28, 2019 reflects the performance of MSCI Turkey Investable Market Index. Index performance beginning on May 29, 2019 reflects the performance of the MSCI Turkey IMI 25/50 Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 21 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 847.80	$ 2.79		$ 1,000.00	$ 1,022.10	$ 3.05		0.60%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 21 for more information.

17	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2020 (continued)	iShares® MSCI Turkey ETF

Portfolio Management Commentary

Stocks in Turkey declined significantly during the reporting period, as the coronavirus pandemic intensified a significant depreciation of the Turkish lira relative to the U.S. dollar. Strong growth of the money supply, extensive use of foreign exchange reserves, and interest rates well below inflation weighed on the Turkish lira. Furthermore, the credit rating outlook on the nation’s debt turned negative during the reporting period, partly due to a significant trade deficit. A weaker Turkish lira also put pressure on Turkish companies, which have substantial debts denominated in foreign currencies. Turkey’s economy contracted sharply in the second quarter of 2020, as pandemic-related restrictions closed businesses and reduced travel.

The financials sector detracted the most from the Index’s return. Concerns that economic disruption would lower lending volumes, hinder borrowers’ repayment abilities, and drive profits lower led to a negative credit rating outlook for banks. Nonperforming loans to construction and energy companies also continued to weigh on the banking industry. Furthermore, customers significantly increased foreign currency cash withdrawals from banks. Delayed loan repayments by travel and hospitality companies, which were disproportionately impacted by the pandemic, also weighed on banks’ revenues.

The industrials sector also detracted notably from the Index’s return, as airlines reported significantly lower revenue amid a substantial drop in passengers, which also weighed on airport operators. Furthermore, declines in exports pressured the capital goods industry.

The energy sector faltered as weakening energy demand led to production suspensions. The narrowing difference in prices between refined petroleum products and crude oil further reduced profits in the oil, gas, and consumable fuels industry.

On the upside, the materials sector contributed modestly to the Index’s return. The steel industry benefited from the combination of lower coal prices and higher iron ore prices.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Financials	23.8%

Consumer Staples	23.5

Industrials	18.9

Materials	14.0

Consumer Discretionary	5.8

Energy	4.7

Communication Services	4.4

Real Estate	1.8

Utilities	1.6

Health Care	1.5

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

BIM Birlesik Magazalar AS	14.4%

Turkiye Garanti Bankasi AS	7.3

Akbank T.A.S	7.1

KOC Holding AS	5.3

Tupras Turkiye Petrol Rafinerileri AS	4.7

Eregli Demir ve Celik Fabrikalari TAS	4.7

Turkcell Iletisim Hizmetleri AS	4.4

Aselsan Elektronik Sanayi Ve Ticaret AS	4.3

Haci Omer Sabanci Holding AS	3.3

Ford Otomotiv Sanayi AS	3.2

(a)	Excludes money market funds.

F U N D S U M M A R Y	18

Fund Summary as of August 31, 2020	iShares® MSCI USA Equal Weighted ETF

Investment Objective

The iShares MSCI USA Equal Weighted ETF (the “Fund”) seeks to track the investment results of an index composed of equal weighted U.S. equities, as represented by the MSCI USA Equal Weighted Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	10.18%	10.09%	12.92%	10.18%	61.72%	237.05%

Fund Market	10.33	10.11	12.93	10.33	61.89	237.46

Index	10.28	10.24	13.09	10.28	62.83	242.15

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through August 31, 2015 reflects the performance of the MSCI USA Index. Index performance beginning on September 1, 2015 reflects the performance of the MSCI USA Equal Weighted Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 21 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,101.30	$ 0.79		$ 1,000.00	$ 1,024.40	$ 0.76		0.15%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 21 for more information.

19	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2020 (continued)	iShares® MSCI USA Equal Weighted ETF

Portfolio Management Commentary

U.S. equal weighted stocks posted a strong return for the reporting period, despite the onset of a recession driven by the coronavirus pandemic. The information technology sector contributed the most to the Index’s return, advancing strongly as social distancing requirements drove sharply higher use of technology products and services by people staying at home. Software companies that create products that facilitate remote working, such as digital document signatures and video conferencing, were a source of strength. Semiconductor companies also advanced amid high demand for chips to support expanding use of data centers and video gaming, both areas that grew after government-mandated coronavirus restrictions.

The healthcare sector was also a key contributor, benefiting from solid earnings growth in the biotechnology industry. Strong demand for drugs to treat eczema and cancer, along with optimism about potential coronavirus treatments, drove the industry’s gains. Healthcare equipment manufacturers advanced amid strong demand for new continuous blood glucose monitors, which continue to replace more invasive products requiring blood draws. Sales strengthened further as physicians sought tools for remote consultations with diabetic patients, who are at higher risk for complications from COVID-19.

The industrials sector contribution was driven by industrial machinery stocks, which gained amid a recovery in manufacturing as business confidence improved after reaching an all-time low in April 2020. Rising manufacturing output led industrial production higher late in the reporting period, although it remained below pre-pandemic levels. Consumer spending on goods, boosted by stimulus payments, also improved, which helped drive gains in the consumer discretionary sector. Internet and direct marketing retailers gained notably, as consumers increased online shopping. On the downside, the energy sector detracted from the Index’s performance, negatively affected by volatile prices and reduced demand for oil and natural gas.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Information Technology	17.8%

Financials	14.6

Industrials	13.2

Health Care	12.8

Consumer Discretionary	9.9

Real Estate	6.4

Communication Services	5.8

Consumer Staples	5.7

Utilities	5.3

Materials	5.2

Energy	3.3

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

salesforce.com Inc.	0.2%

Tesla Inc.	0.2

Workday Inc., Class A	0.2

Zoom Video Communications Inc., Class A	0.2

Roku Inc.	0.2

Aramark	0.2

Marvell Technology Group Ltd.	0.2

Crowdstrike Holdings Inc., Class A	0.2

Slack Technologies Inc., Class A	0.2

Uber Technologies Inc.	0.2

(a)	Excludes money market funds.

F U N D S U M M A R Y	20

About Fund Performance

Past performance is no guarantee of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

21	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2020	iShares® MSCI Brazil ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Banks — 3.7%
Banco Bradesco SA	17,119,222	$59,384,749
Banco do Brasil SA	15,877,287	94,495,601
Banco Santander Brasil SA	8,225,075	42,400,540

		196,280,890

Beverages — 3.2%
Ambev SA	74,558,655	167,304,734

Capital Markets — 7.1%
B3 SA - Brasil, Bolsa, Balcao	32,118,877	344,262,558
Banco BTG Pactual SA	2,117,400	31,005,075

		375,267,633

Containers & Packaging — 1.2%
Klabin SA	13,568,500	63,564,857

Diversified Consumer Services — 0.7%
Cogna Educacao	34,737,019	36,092,712

Electric Utilities — 2.6%
Centrais Eletricas Brasileiras SA	6,030,096	39,032,558
CPFL Energia SA	2,568,500	13,456,077
Energisa SA	1,953,100	15,469,147
Equatorial Energia SA	17,197,800	72,729,900

		140,687,682

Electrical Equipment — 3.3%
WEG SA	14,864,181	175,089,480

Food & Staples Retailing — 2.8%
Atacadao SA	9,037,100	32,205,346
Cia Brasileira de Distribuicao	3,303,864	38,248,674
Raia Drogasil SA	4,083,500	80,242,312

		150,696,332

Food Products — 2.3%
BRF SA(a)	11,272,850	40,255,041
JBS SA	20,404,107	83,462,725

		123,717,766

Health Care Providers & Services — 2.0%
Hapvida Participacoes e Investimentos SA(b)	1,806,700	21,317,868
Notre Dame Intermedica Participacoes SA	6,381,500	86,197,187

		107,515,055

Independent Power and Renewable Electricity Producers — 0.7%
Engie Brasil Energia SA	4,573,543	35,540,228

Insurance — 2.9%
BB Seguridade Participacoes SA	13,368,695	64,285,929
IRB Brasil Resseguros S/A	13,804,000	17,940,998
IRB Brasil Resseguros S/A(a)	5,000,528	6,307,744
Porto Seguro SA	2,527,320	24,352,273
Sul America SA	5,245,449	41,287,389

		154,174,333

Internet & Direct Marketing Retail — 1.6%
B2W Cia. Digital(a)	4,202,188	85,860,707

IT Services — 0.4%
Cielo SA	26,473,696	22,005,515

Metals & Mining — 13.0%
Cia. Siderurgica Nacional SA	13,713,969	38,022,834
Vale SA	59,738,632	649,884,533

		687,907,367

Security	Shares	Value

Multiline Retail — 6.3%
Lojas Renner SA	14,642,209	$116,024,139
Magazine Luiza SA	12,839,100	218,170,383

		334,194,522

Oil, Gas & Consumable Fuels — 6.4%
Cosan SA	3,266,450	49,569,253
Petroleo Brasileiro SA	58,486,469	237,958,765
Ultrapar Participacoes SA	14,736,510	52,220,739

		339,748,757

Paper & Forest Products — 1.7%
Suzano SA(a)	10,152,030	92,898,504

Personal Products — 2.2%
Natura & Co. Holding SA	13,185,760	118,592,282

Pharmaceuticals — 0.8%
Hypera SA	7,537,600	43,486,947

Real Estate Management & Development — 0.5%
Multiplan Empreendimentos Imobiliarios SA	6,582,738	24,982,702

Road & Rail — 3.8%
Localiza Rent a Car SA	11,230,237	98,732,082
Rumo SA(a)	24,500,890	100,935,146

		199,667,228

Specialty Retail — 1.5%
Petrobras Distribuidora SA	7,728,300	30,062,874
Via Varejo SA(a)	13,945,900	52,113,774

		82,176,648

Transportation Infrastructure — 1.1%
CCR SA	24,115,565	58,597,583

Water Utilities — 1.1%
Cia. de Saneamento Basico do Estado de Sao Paulo	6,710,000	58,404,728

Wireless Telecommunication Services — 0.9%
TIM Participacoes SA	17,718,525	46,251,167

Total Common Stocks — 73.8% (Cost: $3,185,359,512)		3,920,706,359

Preferred Stocks

Banks — 13.4%
Banco Bradesco SA, Preference Shares, NVS	70,098,260	265,013,564
Itau Unibanco Holding SA, Preference Shares, NVS	78,004,847	334,861,034
Itausa SA, Preference Shares, NVS	64,255,527	110,452,181

		710,326,779

Chemicals — 0.3%
Braskem SA, Class A, Preference Shares, NVS	3,980,756	15,448,750

Diversified Telecommunication Services — 1.4%
Telefonica Brasil SA, Preference Shares, NVS	8,555,764	74,610,866

Electric Utilities — 1.7%
Centrais Eletricas Brasileiras SA, Class B, Preference Shares, NVS	5,767,846	37,734,555
Cia. Energetica de Minas Gerais, Preference Shares, NVS	20,246,442	38,862,362
Cia. Paranaense de Energia, Preference Shares, NVS	1,270,100	14,303,355

		90,900,272

Metals & Mining — 1.4%
Gerdau SA, Preference Shares, NVS	20,837,926	72,512,442

S C H E D U L E O F I N V E S T M E N T S	22

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Brazil ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Multiline Retail — 1.8%
Lojas Americanas SA, Preference Shares, NVS	16,805,717	$98,857,159

Oil, Gas & Consumable Fuels — 5.5%
Petroleo Brasileiro SA, Preference Shares, NVS	73,572,083	293,569,496

Total Preferred Stocks — 25.5% (Cost: $1,356,065,915)		1,356,225,764

Short-Term Investments

Money Market Funds — 0.2%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.07%(c)(d)	7,890,000	7,890,000

Total Short-Term Investments — 0.2% (Cost: $7,890,000)		7,890,000

Total Investments in Securities — 99.5% (Cost: $4,549,315,427)		5,284,822,123

Other Assets, Less Liabilities — 0.5%		27,545,209

Net Assets — 100.0%		$5,312,367,332

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$5,634,000	$2,256,000	(a)	$—	$—	$—	$7,890,000	7,890,000	$193,719	$—

(a)	Represents net amount purchased (sold).

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Brazil Index	799	09/18/20	$32,237	$(1,358,198)

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$1,358,198

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

23	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Brazil ETF

For the year ended August 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(26,690,109)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(1,870,151)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$51,121,741

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$3,920,706,359	$—	$—	$3,920,706,359
Preferred Stocks	1,356,225,764	—	—	1,356,225,764
Money Market Funds	7,890,000	—	—	7,890,000

	$5,284,822,123	$—	$—	$5,284,822,123

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(1,358,198)	$—	$—	$(1,358,198)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	24

Schedule of Investments August 31, 2020	iShares® MSCI Chile ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Banks — 21.0%
Banco de Chile	508,970,540	$42,649,916
Banco de Credito e Inversiones SA	621,936	19,646,753
Banco Santander Chile	509,572,768	19,645,197
Grupo Security SA	20,370,859	4,018,646
Itau CorpBanca Chile SA	2,224,905,365	6,798,904

		92,759,416

Beverages — 4.7%
Cia. Cervecerias Unidas SA	1,860,757	12,262,613
Vina Concha y Toro SA	4,995,061	8,688,239

		20,950,852

Diversified Financial Services — 1.0%
Inversiones La Construccion SA	642,462	4,183,289

Electric Utilities — 20.4%
Enel Americas SA	390,565,025	56,335,997
Enel Chile SA	316,935,254	24,437,160
Engie Energia Chile SA	6,918,502	9,366,566

		90,139,723

Food & Staples Retailing — 5.5%
Cencosud SA	12,147,369	18,011,881
SMU SA	38,278,007	6,416,108

		24,427,989

Independent Power and Renewable Electricity Producers — 4.9%
AES Gener SA	41,566,040	6,779,128
Colbun SA	96,320,836	14,903,233

		21,682,361

IT Services — 1.3%
SONDA SA	7,336,189	5,675,078

Marine — 0.9%
Cia. Sud Americana de Vapores SA(a)	148,764,288	4,047,251

Metals & Mining — 1.9%
CAP SA(a)	931,515	8,287,393

Multiline Retail — 5.6%
Falabella SA	6,202,303	19,592,870
Ripley Corp. SA	13,470,486	4,950,022

		24,542,892

Oil, Gas & Consumable Fuels — 7.2%
Empresas COPEC SA	4,322,299	31,772,021

Paper & Forest Products — 4.5%
Empresas CMPC SA	9,575,059	19,938,523

Real Estate Management & Development — 3.1%
Cencosud Shopping SA	1,375,522	2,059,284
Parque Arauco SA	7,453,696	11,580,777

		13,640,061

Security	Shares	Value

Textiles, Apparel & Luxury Goods — 0.6%
Forus SA	2,173,070	$2,787,891

Water Utilities — 3.6%
Aguas Andinas SA, Class A	33,580,336	10,088,346
Inversiones Aguas Metropolitanas SA	6,886,365	5,589,217

		15,677,563

Wireless Telecommunication Services — 2.6%
Empresa Nacional de Telecomunicaciones SA	1,905,424	11,562,705

Total Common Stocks — 88.8% (Cost: $423,525,982)		392,075,008

Preferred Stocks

Beverages — 2.2%
Embotelladora Andina SA, Class B, Preference Shares .	4,621,120	9,867,033

Chemicals — 9.0%
Sociedad Quimica y Minera de Chile SA, Class B, Preference Shares	1,265,765	39,663,585

Total Preferred Stocks — 11.2% (Cost: $40,485,713)		49,530,618

Rights

Marine — 0.1%
Cia Sud Americana de Vapores SA, (Expires 09/25/20)(a)	57,486,147	222,512

Total Rights — 0.1% (Cost: $0)		222,512

Short-Term Investments

Money Market Funds — 0.5%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.07%(b)(c)	2,080,000	2,080,000

Total Short-Term Investments — 0.5% (Cost: $2,080,000)		2,080,000

Total Investments in Securities — 100.6% (Cost: $466,091,695)		443,908,138

Other Assets, Less Liabilities — (0.6)%		(2,484,950)

Net Assets — 100.0%		$441,423,188

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period-end.

25	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Chile ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$—	$2,080,000	(a)	$—	$—	$—	$2,080,000	2,080,000	$8,488	$—

(a)	Represents net amount purchased (sold).

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Emerging Markets E-Mini Index	7	09/18/20	$385	$15,781

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$15,781

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$645,231

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$15,781

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,247,019

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	26

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Chile ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$392,075,008	$—	$—	$392,075,008
Preferred Stocks	49,530,618	—	—	49,530,618
Rights	—	222,512	—	222,512
Money Market Funds	2,080,000	—	—	2,080,000

	$443,685,626	$222,512	$—	$443,908,138

Derivative financial instruments(a)
Assets
Futures Contracts	$15,781	$—	$—	$15,781

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

27	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2020	iShares® MSCI Colombia ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Banks — 8.7%
Banco de Bogota SA	3,196	$58,807
Bancolombia SA	221,073	1,532,781
Grupo Aval Acciones y Valores SA	84,572	20,974

		1,612,562

Capital Markets — 2.4%
Bolsa de Valores de Colombia	159,975	456,464

Construction & Engineering — 1.4%
Construcciones El Condor SA	498,000	137,449
Constructora Conconcreto SA(a)	1,256,766	121,320

		258,769

Construction Materials — 7.8%
Cementos Argos SA	134,584	179,446
CEMEX Latam Holdings SA(a)	586,581	340,219
Grupo Argos SA	142,579	453,214
Tecnoglass Inc.	87,345	481,271

		1,454,150

Diversified Financial Services — 5.1%
Corp. Financiera Colombiana SA(a)	28,878	208,693
Grupo de Inversiones Suramericana SA	133,009	744,854

		953,547

Electric Utilities — 9.6%
Celsia SA ESP	122,791	151,934
Enel Americas SA	5,526,039	797,089
Interconexion Electrica SA ESP	150,107	838,202

		1,787,225

Food Products — 4.7%
Grupo Nutresa SA	148,356	870,360

Gas Utilities — 4.7%
Grupo Energia Bogota SA ESP(a)	1,282,843	841,549
Promigas SA ESP	13,910	26,003

		867,552

Metals & Mining — 2.2%
Mineros SA	403,464	414,225

Oil, Gas & Consumable Fuels — 30.0%
Canacol Energy Ltd.(b)	294,804	796,431
Ecopetrol SA	6,890,437	4,024,037
Empresas COPEC SA	102,708	754,978

		5,575,446

Total Common Stocks — 76.6% (Cost: $13,675,045)		14,250,300

Security	Shares	Value

Preferred Stocks

Banks — 22.4%
Banco Davivienda SA, Preference Shares, NVS	112,663	$870,664
Bancolombia SA, Preference Shares, NVS	387,127	2,758,424
Grupo Aval Acciones y Valores SA, Preference Shares, NVS	2,195,992	547,537

		4,176,625

Construction Materials — 0.7%
Cementos Argos SA, Preference Shares, NVS	23,544	23,419
Grupo Argos SA/Colombia, Preference Shares, NVS	42,195	99,018

		122,437

Diversified Financial Services — 0.4%
Grupo de Inversiones Suramericana SA, Preference Shares, NVS	14,976	71,885

Total Preferred Stocks — 23.5% (Cost: $4,448,888)		4,370,947

Short-Term Investments

Money Market Funds — 0.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.37%(c)(d)(e)	56,029	56,085

Total Short-Term Investments — 0.3% (Cost: $56,091)		56,085

Total Investments in Securities — 100.4% (Cost: $18,180,024)		18,677,332

Other Assets, Less Liabilities — (0.4)%		(65,871)

Net Assets — 100.0%		$18,611,461

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	28

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Colombia ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$55,872	(a)	$—	$219	$(6)	$56,085	56,029	$492	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares(c)	—	0	(a)	—	—	—	—	—	297		—

					$219	$(6)	$56,085		$789		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	As of period end, the entity is no longer held.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$14,250,300	$—	$—	$14,250,300
Preferred Stocks	4,370,947	—	—	4,370,947
Money Market Funds	56,085	—	—	56,085

	$18,677,332	$—	$—	$18,677,332

See notes to financial statements.

29	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2020	iShares® MSCI Israel ETF (Percentages shown are based on Net Assets)

Security	Shares		Value

Common Stocks

Aerospace & Defense — 2.7%
Elbit Systems Ltd.	21,198		$2,864,979

Banks — 16.5%
Bank Hapoalim BM	773,781		4,695,668
Bank Leumi Le-Israel BM	1,114,310		5,718,246
FIBI Holdings Ltd.	3,098		81,523
First International Bank of Israel Ltd.	45,232		1,061,385
Israel Discount Bank Ltd., Class A	997,757		3,203,062
Mizrahi Tefahot Bank Ltd.	124,264		2,536,257

			17,296,141

Biotechnology — 0.2%
UroGen Pharma Ltd.(a)(b)	9,174		230,176

Building Products — 0.3%
Caesarstone Ltd.	24,124		266,208

Chemicals — 2.3%
ICL Group Ltd.	560,768		2,089,652
Israel Corp. Ltd. (The)(a)	2,407		286,966

			2,376,618

Communications Equipment — 1.6%
AudioCodes Ltd.	9,381		290,239
Gilat Satellite Networks Ltd.(a)	15,289		82,700
Ituran Location and Control Ltd.(b)	18,561		269,135
Radware Ltd.(a)	41,719		1,081,356

			1,723,430

Construction & Engineering — 3.1%
Ashtrom Group Ltd.(b)	14,948		201,938
Elco Ltd.	7,475		273,643
Electra Ltd./Israel	2,135		970,759
Shapir Engineering and Industry Ltd.(a)	113,732		795,708
Shikun & Binui Ltd.(a)	231,177		1,034,580

			3,276,628

Consumer Finance — 0.2%
Isracard Ltd.	69,040		192,407

Diversified Telecommunication Services — 2.1%
Bezeq The Israeli Telecommunication Corp. Ltd.(a)	1,963,474		2,245,393

Equity Real Estate Investment Trusts (REITs) — 0.7%
REIT 1 Ltd.	179,313		722,227

Food & Staples Retailing — 1.4%
Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	7,736		465,995
Shufersal Ltd.	120,119		946,115

			1,412,110

Food Products — 1.3%
Mehadrin Ltd.(a)	0	(c)	24
Strauss Group Ltd.	45,686		1,335,788

			1,335,812

Health Care Equipment & Supplies — 0.1%
Inmode Ltd.(a)	4,157		131,486

Hotels, Restaurants & Leisure — 0.1%
Fattal Holdings 1998 Ltd.(a)(b)	2,283		151,621

Household Durables — 0.3%
Maytronics Ltd.	22,852		337,624

Security	Shares	Value

Independent Power and Renewable Electricity Producers — 1.7%
Energix-Renewable Energies Ltd.(a)	77,490	$365,747
Enlight Renewable Energy Ltd.(a)	439,013	834,344
Kenon Holdings Ltd./Singapore	22,237	494,399
OPC Energy Ltd.	9,435	76,454

		1,770,944

Insurance — 2.5%
Clal Insurance Enterprises Holdings Ltd.(a)	33,844	333,215
Harel Insurance Investments & Financial Services Ltd.	116,348	835,532
IDI Insurance Co. Ltd.	7,883	212,401
Menora Mivtachim Holdings Ltd.	31,894	415,262
Migdal Insurance & Financial Holdings Ltd.	439,852	358,915
Phoenix Holdings Ltd. (The)(a)	92,669	464,208

		2,619,533

Internet & Direct Marketing Retail — 0.6%
Fiverr International Ltd.(a)	5,404	651,993

IT Services — 12.0%
Formula Systems 1985 Ltd.	4,739	435,902
Matrix IT Ltd.	40,857	1,052,951
Wix.com Ltd.(a)	37,704	11,108,729

		12,597,582

Life Sciences Tools & Services — 0.8%
Compugen Ltd.(a)(b)	45,887	793,386

Machinery — 2.2%
Kornit Digital Ltd.(a)	37,815	2,341,883

Oil, Gas & Consumable Fuels — 1.4%
Delek Group Ltd.(a)(b)	6,504	151,357
Equital Ltd.(a)	10,083	202,057
Naphtha Israel Petroleum Corp. Ltd.(a)	46,568	172,283
Oil Refineries Ltd.	1,044,319	213,117
Paz Oil Co. Ltd.	7,309	743,166

		1,481,980

Pharmaceuticals — 7.9%
Teva Pharmaceutical Industries Ltd., ADR(a)	839,042	8,281,345

Real Estate Management & Development — 8.6%
AFI Properties Ltd.(a)	29,463	803,540
Airport City Ltd.(a)	72,574	846,397
Alony Hetz Properties & Investments Ltd.	107,030	1,258,143
Amot Investments Ltd.	134,625	691,651
Azrieli Group Ltd.	37,655	2,033,432
Bayside Land Corp.	883	533,449
Big Shopping Centers Ltd.	2,497	205,914
Blue Square Real Estate Ltd.	3,992	174,127
Brack Capital Properties NV(a)	1,326	103,156
Gazit-Globe Ltd.	72,452	376,986
Mega Or Holdings Ltd.	6,035	153,137
Melisron Ltd.	18,555	745,120
Mivne Real Estate KD Ltd.(a)	344,856	715,074
Norstar Holdings Inc	16,474	93,583
Property & Building Corp. Ltd.	1,299	85,069
Summit Real Estate Holdings Ltd.	15,653	154,113
YH Dimri Construction & Development Ltd.	2,526	77,323

		9,050,214

Semiconductors & Semiconductor Equipment — 2.4%
Nova Measuring Instruments Ltd.(a)	16,413	893,674
Tower Semiconductor Ltd.(a)	84,386	1,661,403

		2,555,077

S C H E D U L E O F I N V E S T M E N T S	30

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Israel ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Software — 25.4%
Check Point Software Technologies Ltd.(a)	87,548	$11,053,810
CyberArk Software Ltd.(a)(b)	29,224	3,229,252
Hilan Ltd.	7,435	350,261
Nice Ltd.(a)	47,763	10,944,129
Sapiens International Corp. NV	31,539	1,052,947

		26,630,399

Specialty Retail — 0.3%
Delek Automotive Systems Ltd.	47,297	263,314

Textiles, Apparel & Luxury Goods — 0.2%
Delta-Galil Industries Ltd.(b)	11,662	182,250

Wireless Telecommunication Services — 1.0%
Cellcom Israel Ltd.(a)	98,286	359,216
Partner Communications Co. Ltd.(a)	147,894	638,922

		998,138

Total Common Stocks — 99.9% (Cost: $121,021,743)		104,780,898

Short-Term Investments

Money Market Funds — 3.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.37%(d)(e)(f)	3,211,565	3,214,776

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.07%(d)(e)	46,000	$46,000

		3,260,776

Total Short-Term Investments — 3.1% (Cost: $3,259,210)		3,260,776

Total Investments in Securities — 103.0% (Cost: $124,280,953)		108,041,674

Other Assets, Less Liabilities — (3.0)%		(3,138,332)

Net Assets — 100.0%		$104,903,342

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Rounds to less than 1.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$7,811,637	$—	$(4,602,306	)(a)	$5,084	$361	$3,214,776	3,211,565	$50,497	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	92,000	—	(46,000	)(a)	—	—	46,000	46,000	789		—

					$5,084	$361	$3,260,776		$51,286		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Euro STOXX 50 Index	3	09/18/20	$117	$(158)

31	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Israel ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$158

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$30,754

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(158)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$71,368

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$104,780,898	$—	$—	$104,780,898
Money Market Funds	3,260,776	—	—	3,260,776

	$108,041,674	$—	$—	$108,041,674

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(158)	$—	$—	$(158)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	32

Schedule of Investments August 31, 2020	iShares® MSCI Russia ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Banks — 14.4%
Sberbank of Russia PJSC(a)	20,724,080	$62,952,303
VTB Bank PJSC(a)	9,137,105,016	4,324,266

		67,276,569

Capital Markets — 2.0%
Moscow Exchange MICEX-RTS PJSC	5,048,440	9,313,666

Chemicals — 1.6%
PhosAgro PJSC, GDR, Registered Shares(b)	603,943	7,199,001

Electric Utilities — 2.0%
Inter RAO UES PJSC	133,706,000	9,386,595

Food & Staples Retailing — 6.4%
Magnit PJSC, GDR(b)	1,066,791	15,649,824
X5 Retail Group NV, GDR(b)	399,616	14,385,942

		30,035,766

Interactive Media & Services — 5.4%
Yandex NV, Class A(a)	363,050	25,315,739

Metals & Mining — 20.7%
Alrosa PJSC	10,060,390	8,916,684
Magnitogorsk Iron & Steel Works PJSC	12,588,525	6,381,733
MMC Norilsk Nickel PJSC	81,431	21,162,860
Novolipetsk Steel PJSC	4,466,570	9,302,107
Polymetal International PLC	687,754	18,365,944
Polyus PJSC	92,733	22,525,145
Severstal PAO	802,871	10,071,840

		96,726,313

Oil, Gas & Consumable Fuels — 42.7%
Gazprom PJSC	27,808,060	67,847,016
LUKOIL PJSC	972,954	65,283,366
Novatek PJSC, GDR(b)	144,981	21,471,686
Rosneft Oil Co. PJSC, GDR(b)	717,987	3,647,374
Rosneft Oil Co. PJSC	2,110,230	10,593,792

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Surgutneftegas PJSC	20,109,646	$9,916,274
Tatneft PJSC	2,805,856	20,626,099

		199,385,607

Wireless Telecommunication Services — 2.9%
Mobile TeleSystems PJSC, ADR	1,434,978	13,373,995

Total Common Stocks — 98.1% (Cost: $449,250,121)		458,013,251

Preferred Stocks

Oil, Gas & Consumable Fuels — 2.1%
Surgutneftegas PJSC, Preference Shares, NVS	19,762,600	9,899,890

Total Preferred Stocks — 2.1% (Cost: $10,822,232)		9,899,890

Short-Term Investments

Money Market Funds — 0.3%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.07%(c)(d)	1,490,000	1,490,000

Total Short-Term Investments — 0.3% (Cost: $1,490,000)		1,490,000

Total Investments in Securities — 100.5% (Cost: $461,562,353)		469,403,141

Other Assets, Less Liabilities — (0.5)%		(2,200,255)

Net Assets — 100.0%		$467,202,886

(a)	Non-income producing security.
(b)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$653,000	$837,000	(a)	$—	$—	$—	$1,490,000	1,490,000	$16,283	$—

(a)	Represents net amount purchased (sold).

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Emerging Markets E-Mini Index	38	09/18/20	$2,091	$37,335

33	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Russia ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$37,335

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$439,151

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$37,335

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,164,543

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$458,013,251	$—	$—	$458,013,251
Preferred Stocks	9,899,890	—	—	9,899,890
Money Market Funds	1,490,000	—	—	1,490,000

	$469,403,141	$—	$—	$469,403,141

Derivative financial instruments(a)
Assets
Futures Contracts	$37,335	$—	$—	$37,335

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	34

Schedule of Investments August 31, 2020	iShares® MSCI South Africa ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Banks — 8.8%
Absa Group Ltd.	1,239,474	$5,651,848
Capitec Bank Holdings Ltd.(a)	131,712	6,491,819
Nedbank Group Ltd.	694,379	3,934,387
Standard Bank Group Ltd.	2,006,767	12,507,609

		28,585,663

Capital Markets — 1.6%
Reinet Investments SCA	263,418	5,024,164

Chemicals — 2.4%
Sasol Ltd.(b)	934,004	7,639,633

Diversified Financial Services — 6.4%
FirstRand Ltd.	7,260,482	16,221,308
Remgro Ltd.	890,011	4,618,890

		20,840,198

Equity Real Estate Investment Trusts (REITs) — 1.2%
Growthpoint Properties Ltd.	5,583,348	4,024,064

Food & Staples Retailing — 7.4%
Bid Corp. Ltd.	540,735	8,934,236
Clicks Group Ltd.	422,836	5,740,561
Pick n Pay Stores Ltd.	42,133	103,783
Shoprite Holdings Ltd.	856,660	5,587,600
SPAR Group Ltd. (The)	370,403	3,534,530

		23,900,710

Food Products — 1.0%
Tiger Brands Ltd.	323,622	3,293,862

Health Care Providers & Services — 0.9%
Life Healthcare Group Holdings Ltd.	2,944,672	2,874,928

Industrial Conglomerates — 1.3%
Bidvest Group Ltd. (The)	524,838	4,216,672

Insurance — 7.6%
Discovery Ltd.	699,671	4,998,520
Momentum Metropolitan Holdings	2,389,362	2,138,138
Old Mutual Ltd.	8,021,986	5,298,666
Rand Merchant Investment Holdings Ltd.	1,597,299	2,835,138
Sanlam Ltd.	2,824,446	9,166,268

		24,436,730

Internet & Direct Marketing Retail — 24.0%
Naspers Ltd., Class N	425,486	77,675,604

Media — 1.4%
MultiChoice Group Ltd.(b)	789,603	4,515,879

Metals & Mining — 24.1%
Anglo American Platinum Ltd.	89,700	6,693,488
AngloGold Ashanti Ltd.	621,558	18,148,594
Gold Fields Ltd.	1,342,329	17,357,870
Harmony Gold Mining Co. Ltd.(b)	576,868	3,766,391
Impala Platinum Holdings Ltd.	1,243,093	11,473,914

Security	Shares	Value

Metals & Mining (continued)
Kumba Iron Ore Ltd.	121,954	$3,822,479
Northam Platinum Ltd.(b)	615,381	5,813,723
Sibanye Stillwater Ltd.(b)	3,575,416	10,824,649

		77,901,108

Multiline Retail — 1.1%
Woolworths Holdings Ltd.	1,906,401	3,577,333

Oil, Gas & Consumable Fuels — 1.2%
Exxaro Resources Ltd.	474,161	3,839,469

Pharmaceuticals — 1.7%
Aspen Pharmacare Holdings Ltd.(b)	678,876	5,444,633

Real Estate Management & Development — 1.1%
NEPI Rockcastle PLC	750,526	3,512,681

Specialty Retail — 1.5%
Mr. Price Group Ltd.	492,345	3,367,693
Pepkor Holdings Ltd.(c)	2,768,458	1,585,128

		4,952,821

Wireless Telecommunication Services — 5.4%
MTN Group Ltd.	2,673,099	9,636,016
Vodacom Group Ltd.	1,039,922	7,849,175

		17,485,191

Total Common Stocks — 100.1% (Cost: $431,075,236)		323,741,343

Short-Term Investments

Money Market Funds — 1.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.37%(d)(e)(f)	4,402,147	4,406,550
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.07%(d)(e)	130,000	130,000

		4,536,550

Total Short-Term Investments — 1.4% (Cost: $4,536,550)		4,536,550

Total Investments in Securities — 101.5% (Cost: $435,611,786)		328,277,893

Other Assets, Less Liabilities — (1.5)%		(4,859,565)

Net Assets — 100.0%		$323,418,328

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

35	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI South Africa ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$14,423,842	$—	$(10,020,688	)(a)	$4,980	$(1,584)	$4,406,550	4,402,147	$41,529	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	242,000	—	(112,000	)(a)	—	—	130,000	130,000	3,724		—

					$4,980	$(1,584)	$4,536,550		$45,253		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
FTSE/JSE Top 40 Index	13	09/17/20	$392	$(3,699)

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$3,699

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$182,711

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(1,442)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$350,178

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

S C H E D U L E O F I N V E S T M E N T S	36

Schedule of Investments (continued) August 31, 2020	iShares® MSCI South Africa ETF

Fair Value Measurements (continued)

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$323,741,343	$—	$—	$323,741,343
Money Market Funds	4,536,550	—	—	4,536,550

	$328,277,893	$—	$—	$328,277,893

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(3,699)	$—	$—	$(3,699)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

37	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2020	iShares® MSCI Turkey ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 4.3%
Aselsan Elektronik Sanayi Ve Ticaret AS	3,461,598	$7,639,129

Airlines — 4.0%
Pegasus Hava Tasimaciligi AS(a)(b)	289,808	1,803,670
Turk Hava Yollari AO(a)(b)	3,684,577	5,287,285

		7,090,955

Automobiles — 3.2%
Ford Otomotiv Sanayi AS	491,623	5,645,080

Banks — 20.0%
Akbank T.A.S.(a)	19,095,810	12,689,022
Turkiye Garanti Bankasi AS(a)	14,138,392	12,987,570
Turkiye Is Bankasi AS, Class C(a)	7,804,922	5,207,524
Yapi ve Kredi Bankasi AS(a)	18,087,788	4,989,565

		35,873,681

Beverages — 4.1%
Anadolu Efes Biracilik Ve Malt Sanayii AS	1,475,345	3,895,360
Coca-Cola Icecek AS	572,054	3,359,719

		7,255,079

Building Products — 0.4%
Trakya Cam Sanayii AS	1,414,877	755,601

Chemicals — 4.4%
Petkim Petrokimya Holding AS(a)(b)	7,547,430	4,010,117
Sasa Polyester Sanayi AS(a)	1,401,066	2,871,053
Soda Sanayii AS	982,963	909,631

		7,790,801

Construction & Engineering — 1.6%
Tekfen Holding AS(b)	1,429,939	2,881,641

Containers & Packaging — 0.3%
Anadolu Cam Sanayii AS	861,282	596,893

Diversified Financial Services — 3.7%
Haci Omer Sabanci Holding AS(b)	5,618,074	5,901,306
Turkiye Sinai Kalkinma Bankasi AS(a)(b)	4,410,518	653,277

		6,554,583

Electric Utilities — 1.2%
Enerjisa Enerji AS(c)	1,924,124	2,133,558

Equity Real Estate Investment Trusts (REITs) — 1.8%
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	13,439,262	3,214,173

Food & Staples Retailing — 17.4%
BIM Birlesik Magazalar AS	2,787,605	25,701,726
Migros Ticaret AS(a)(b)	561,352	2,991,741
Sok Marketler Ticaret AS(a)	1,450,439	2,532,700

		31,226,167

Food Products — 1.9%
Ulker Biskuvi Sanayi AS(a)	1,094,678	3,406,458

Gas Utilities — 0.4%
Aygaz AS(b)	457,102	708,729

Health Care Providers & Services — 1.5%
MLP Saglik Hizmetleri AS(a)(c)	753,189	1,565,945
Selcuk Ecza Deposu Ticaret ve Sanayi AS	1,013,638	1,100,553

		2,666,498

Security	Shares	Value

Household Durables — 1.0%
Vestel Elektronik Sanayi ve Ticaret AS(a)	702,724	$1,753,228

Industrial Conglomerates — 6.6%
Dogan Sirketler Grubu Holding AS	8,440,266	2,408,555
Enka Insaat ve Sanayi AS	2	2
KOC Holding AS	4,655,841	9,426,829

		11,835,386

Machinery — 0.5%
Otokar Otomotiv Ve Savunma Sanayi AS	51,245	974,902

Metals & Mining — 9.2%
Eregli Demir ve Celik Fabrikalari TAS(b)	7,005,428	8,301,038
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class D	6,287,618	2,605,957
Koza Altin Isletmeleri AS(a)(b)	284,539	3,004,305
Koza Anadolu Metal Madencilik Isletmeleri AS(a)(b)	1,505,508	2,628,859

		16,540,159

Oil, Gas & Consumable Fuels — 4.7%
Tupras Turkiye Petrol Rafinerileri AS(a)(b)	766,243	8,329,860

Textiles, Apparel & Luxury Goods — 1.6%
Aksa Akrilik Kimya Sanayii AS	1,507,403	1,372,415
Mavi Giyim Sanayi Ve Ticaret AS, Class B(a)(c)	307,832	1,555,265

		2,927,680

Transportation Infrastructure — 1.4%
TAV Havalimanlari Holding AS	1,268,216	2,585,031

Wireless Telecommunication Services — 4.4%
Turkcell Iletisim Hizmetleri AS	4,060,851	7,902,077

Total Common Stocks — 99.6% (Cost: $343,963,248)		178,287,349

Short-Term Investments

Money Market Funds — 8.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.37%(d)(e)(f)	15,042,151	15,057,193
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.07%(d)(e)	401,000	401,000

		15,458,193

Total Short-Term Investments — 8.7% (Cost: $15,448,061)		15,458,193

Total Investments in Securities — 108.3% (Cost: $359,411,309)		193,745,542

Other Assets, Less Liabilities — (8.3)%		(14,798,188)

Net Assets — 100.0%		$178,947,354

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	38

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Turkey ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$37,010,582	$—		$(21,953,929	)(a)	$(4,651)	$5,191	$15,057,193	15,042,151	$1,344,974	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	—	401,000	(a)	—		—	—	401,000	401,000	2,874		—

						$(4,651)	$5,191	$15,458,193		$1,347,848		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Emerging Markets E-Mini Index	11	09/18/20	$605	$22,783

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$22,783

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$116,904

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$22,783

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$352,018

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

39	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Turkey ETF

Fair Value Measurements (continued)

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$178,287,349	$—	$—	$178,287,349
Money Market Funds	15,458,193	—	—	15,458,193

	$193,745,542	$—	$—	$193,745,542

Derivative financial instruments(a)
Assets
Futures Contracts	$22,783	$—	$—	$22,783

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	40

Schedule of Investments August 31, 2020	iShares® MSCI USA Equal Weighted ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.9%
Boeing Co. (The)	2,145	$368,554
General Dynamics Corp.	2,381	355,602
HEICO Corp.	1,441	158,395
HEICO Corp., Class A	2,411	215,495
Howmet Aerospace Inc.	21,207	371,547
Huntington Ingalls Industries Inc.	2,230	337,890
L3Harris Technologies Inc.	2,004	362,203
Lockheed Martin Corp.	931	363,332
Northrop Grumman Corp.	1,074	367,963
Raytheon Technologies Corp.	5,890	359,290
Teledyne Technologies Inc.(a)	1,146	359,397
Textron Inc.	9,628	379,632
TransDigm Group Inc.	752	375,752

		4,375,052

Air Freight & Logistics — 0.8%
CH Robinson Worldwide Inc.	3,804	373,933
Expeditors International of Washington Inc.	4,165	368,144
FedEx Corp.	1,746	383,841
United Parcel Service Inc., Class B	2,264	370,436
XPO Logistics Inc.(a)	4,341	383,180

		1,879,534

Airlines — 0.4%
Delta Air Lines Inc.	13,121	404,783
Southwest Airlines Co.	10,594	398,122

		802,905

Auto Components — 0.7%
Aptiv PLC	4,250	366,010
Autoliv Inc.	5,108	400,161
BorgWarner Inc.	8,853	359,343
Lear Corp.	3,196	364,120

		1,489,634

Automobiles — 0.5%
Ford Motor Co.	52,846	360,410
General Motors Co.	12,425	368,153
Tesla Inc.(a)	966	481,377

		1,209,940

Banks — 3.2%
Bank of America Corp.	14,237	366,460
Citigroup Inc.	7,219	369,035
Citizens Financial Group Inc.	14,639	378,711
Comerica Inc.	9,150	361,700
East West Bancorp. Inc.	9,757	358,863
Fifth Third Bancorp.	18,009	372,066
First Republic Bank/CA	3,167	357,586
Huntington Bancshares Inc./OH	38,136	358,860
JPMorgan Chase & Co.	3,684	369,100
KeyCorp.	29,832	367,530
M&T Bank Corp.	3,477	359,035
People’s United Financial Inc.	33,616	355,657
PNC Financial Services Group Inc. (The)	3,412	379,414
Regions Financial Corp.	31,791	367,504
Signature Bank/New York NY	3,558	345,233
SVB Financial Group(a)	1,494	381,538
Truist Financial Corp.	9,567	371,295
U.S. Bancorp	10,040	365,456
Wells Fargo & Co.	15,083	364,254

Security	Shares	Value

Banks (continued)
Zions Bancorp. N.A.	11,032	$354,789

		7,304,086

Beverages — 1.1%
Brown-Forman Corp., Class B, NVS	4,992	365,265
Coca-Cola Co. (The)	7,664	379,598
Constellation Brands Inc., Class A	2,017	372,096
Keurig Dr Pepper Inc.	12,374	369,116
Molson Coors Beverage Co., Class B	9,592	361,043
Monster Beverage Corp.(a)	4,392	368,313
PepsiCo Inc.	2,661	372,700

		2,588,131

Biotechnology — 2.6%
AbbVie Inc.	3,778	361,819
Alexion Pharmaceuticals Inc.(a)	3,570	407,765
Alnylam Pharmaceuticals Inc.(a)	2,646	350,965
Amgen Inc.	1,510	382,513
Biogen Inc.(a)	1,297	373,069
BioMarin Pharmaceutical Inc.(a)	4,733	369,316
Exact Sciences Corp.(a)(b)	4,449	334,965
Gilead Sciences Inc.	5,526	368,860
Incyte Corp.(a)	3,771	363,336
Ionis Pharmaceuticals Inc.(a)	6,944	378,448
Moderna Inc.(a)	5,339	346,448
Neurocrine Biosciences Inc.(a)	3,209	373,592
Regeneron Pharmaceuticals Inc.(a)	577	357,700
Sarepta Therapeutics Inc.(a)	2,442	357,558
Seattle Genetics Inc.(a)	2,302	364,499
Vertex Pharmaceuticals Inc.(a)	1,344	375,137

		5,865,990

Building Products — 1.5%
Allegion PLC	3,605	372,721
AO Smith Corp.	7,340	359,440
Carrier Global Corp.	12,412	370,498
Fortune Brands Home & Security Inc.	4,339	364,823
Johnson Controls International PLC	9,024	367,548
Lennox International Inc.	1,298	363,868
Masco Corp.	6,206	361,810
Owens Corning	5,413	366,135
Trane Technologies PLC	3,092	366,062

		3,292,905

Capital Markets — 4.7%
Ameriprise Financial Inc.	2,315	362,992
Apollo Global Management Inc.	7,613	356,821
Bank of New York Mellon Corp. (The)	9,815	362,959
BlackRock Inc.(c)	616	366,021
Blackstone Group Inc. (The), Class A	6,724	356,036
Carlyle Group Inc. (The)	13,357	344,744
Cboe Global Markets Inc.	4,078	374,320
Charles Schwab Corp. (The)	10,167	361,233
CME Group Inc.	2,108	370,734
E*TRADE Financial Corp.	6,813	368,583
FactSet Research Systems Inc.	1,006	352,502
Franklin Resources Inc.	16,754	352,839
Goldman Sachs Group Inc. (The)	1,788	366,308
Intercontinental Exchange Inc.	3,507	372,549
Invesco Ltd.	35,146	358,489
KKR & Co. Inc.	10,150	363,573
MarketAxess Holdings Inc.	738	358,624
Moody’s Corp.	1,289	379,791

41	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI USA Equal Weighted ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Capital Markets (continued)
Morgan Stanley	7,067	$369,321
MSCI Inc.(b)	978	365,058
Nasdaq Inc.	2,796	375,838
Northern Trust Corp.	4,374	358,187
Raymond James Financial Inc.	4,850	367,242
S&P Global Inc.	1,014	371,550
SEI Investments Co.	6,946	363,693
State Street Corp.	5,153	350,868
T Rowe Price Group Inc.	2,647	368,489
TD Ameritrade Holding Corp.	9,396	360,618
Tradeweb Markets Inc., Class A	6,576	376,739

		10,556,721

Chemicals — 2.9%
Air Products & Chemicals Inc.	1,265	369,709
Albemarle Corp.	3,936	358,215
Axalta Coating Systems Ltd.(a)	15,293	364,738
Celanese Corp.	3,621	366,264
CF Industries Holdings Inc.	10,812	352,795
Corteva Inc.	12,712	362,928
Dow Inc.	8,133	366,961
DuPont de Nemours Inc.	6,452	359,763
Eastman Chemical Co.	5,051	369,279
Ecolab Inc.	1,871	368,737
FMC Corp.	3,345	357,447
International Flavors & Fragrances Inc.	2,976	368,399
Linde PLC	1,468	366,618
LyondellBasell Industries NV, Class A	5,368	351,497
Mosaic Co. (The)	20,248	369,121
PPG Industries Inc.	3,060	368,424
RPM International Inc.	4,274	362,307
Sherwin-Williams Co. (The)	546	366,393

		6,549,595

Commercial Services & Supplies — 1.0%
Cintas Corp.	1,140	379,894
Copart Inc.(a)	3,612	373,192
Republic Services Inc.	4,072	377,556
Rollins Inc.(b)	6,679	368,280
Waste Connections Inc.	3,646	364,709
Waste Management Inc.	3,284	374,376

		2,238,007

Communications Equipment — 0.8%
Arista Networks Inc.(a)	1,645	367,575
Cisco Systems Inc.	8,671	366,089
F5 Networks Inc.(a)	2,696	356,762
Juniper Networks Inc.	15,242	381,050
Motorola Solutions Inc.	2,413	373,412

		1,844,888

Construction & Engineering — 0.2%
Jacobs Engineering Group Inc.	4,044	365,052

Construction Materials — 0.3%
Martin Marietta Materials Inc.	1,711	347,111
Vulcan Materials Co.	2,858	342,960

		690,071

Consumer Finance — 0.8%
Ally Financial Inc.	16,302	372,990
American Express Co.	3,747	380,658
Capital One Financial Corp.	5,526	381,460
Discover Financial Services	7,145	379,256

Security	Shares	Value

Consumer Finance (continued)
Synchrony Financial	15,058	$373,589

		1,887,953

Containers & Packaging — 1.3%
Amcor PLC(a)	32,157	355,656
Avery Dennison Corp.	3,178	366,709
Ball Corp.	4,785	384,571
Crown Holdings Inc.(a)	4,875	374,644
International Paper Co.	10,029	363,752
Packaging Corp. of America	3,700	374,588
Sealed Air Corp.	8,731	343,128
Westrock Co.	12,412	376,456

		2,939,504

Distributors — 0.3%
Genuine Parts Co.	3,902	368,505
LKQ Corp.(a)(b)	11,584	367,676

		736,181

Diversified Financial Services — 0.5%
Berkshire Hathaway Inc., Class B(a)	1,752	382,006
Equitable Holdings Inc.	17,305	366,693
Voya Financial Inc.	7,152	371,260

		1,119,959

Diversified Telecommunication Services — 0.6%
AT&T Inc.	12,212	364,039
CenturyLink Inc.	32,157	345,688
Liberty Global PLC, Class A(a)	4,946	115,588
Liberty Global PLC, Class C, NVS(a)	11,789	271,265
Verizon Communications Inc.	6,148	364,392

		1,460,972

Electric Utilities — 2.7%
Alliant Energy Corp.	6,775	366,866
American Electric Power Co. Inc.	4,487	353,710
Duke Energy Corp.	4,446	357,192
Edison International	6,948	364,631
Entergy Corp.	3,668	363,645
Evergy Inc.	7,048	375,094
Eversource Energy	4,211	360,925
Exelon Corp.	9,807	361,976
FirstEnergy Corp.	12,677	362,435
NextEra Energy Inc.	1,286	359,013
NRG Energy Inc.	10,253	352,806
OGE Energy Corp.	11,317	360,560
PG&E Corp.(a)	39,334	364,233
Pinnacle West Capital Corp.	4,776	350,320
PPL Corp.	12,811	353,968
Southern Co. (The)	6,826	356,181
Xcel Energy Inc.	5,216	362,381

		6,125,936

Electrical Equipment — 0.8%
AMETEK Inc.	3,594	361,916
Eaton Corp. PLC	3,613	368,887
Emerson Electric Co.	5,314	369,163
Rockwell Automation Inc.	1,588	366,082
Sensata Technologies Holding PLC(a)	8,936	372,095

		1,838,143

Electronic Equipment, Instruments & Components — 1.8%
Amphenol Corp., Class A	3,327	365,305
Arrow Electronics Inc.(a)	4,764	374,260
CDW Corp./DE	3,242	368,453

S C H E D U L E O F I N V E S T M E N T S	42

Schedule of Investments (continued) August 31, 2020	iShares® MSCI USA Equal Weighted ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Cognex Corp.	5,343	$369,682
Corning Inc.	11,265	365,662
FLIR Systems Inc.	9,752	359,849
IPG Photonics Corp.(a)	2,354	380,712
Keysight Technologies Inc.(a)	3,491	343,933
TE Connectivity Ltd.	3,855	372,393
Trimble Inc.(a)	7,167	375,623
Zebra Technologies Corp., Class A(a)	1,282	367,331

		4,043,203

Energy Equipment & Services — 0.6%
Baker Hughes Co.	22,232	317,473
Halliburton Co.	22,017	356,235
National Oilwell Varco Inc.	29,068	348,816
Schlumberger Ltd.	18,411	349,993

		1,372,517

Entertainment — 1.4%
Activision Blizzard Inc.	4,429	369,910
Electronic Arts Inc.(a)	2,559	356,904
Liberty Media Corp.-Liberty Formula One, Class C, NVS(a)	9,705	378,301
Live Nation Entertainment Inc.(a)(b)	7,041	399,929
Netflix Inc.(a)	749	396,640
Roku Inc.(a)	2,464	427,455
Take-Two Interactive Software Inc.(a)	2,103	360,012
Walt Disney Co. (The)	2,841	374,643

		3,063,794

Equity Real Estate Investment Trusts (REITs) — 6.1%
Alexandria Real Estate Equities Inc.	2,118	356,629
American Tower Corp.	1,480	368,742
AvalonBay Communities Inc.	2,386	377,131
Boston Properties Inc.	4,313	374,670
Camden Property Trust	4,180	380,129
Crown Castle International Corp.	2,232	364,374
Digital Realty Trust Inc.	2,377	369,980
Duke Realty Corp.	9,582	369,386
Equinix Inc.	466	368,037
Equity LifeStyle Properties Inc.	5,598	371,091
Equity Residential	6,705	378,497
Essex Property Trust Inc.	1,723	373,047
Extra Space Storage Inc.	3,552	378,466
Federal Realty Investment Trust	4,646	368,149
Healthpeak Properties Inc.	13,451	371,786
Host Hotels & Resorts Inc.	33,647	377,856
Invitation Homes Inc.	12,650	362,169
Iron Mountain Inc.	12,102	364,149
Medical Properties Trust Inc.	19,477	361,883
Mid-America Apartment Communities Inc.	3,205	375,370
National Retail Properties Inc.	10,469	371,021
Omega Healthcare Investors Inc.	12,175	377,060
Prologis Inc.	3,568	363,436
Public Storage	1,839	390,604
Realty Income Corp.	6,046	375,033
Regency Centers Corp.	9,031	358,621
SBA Communications Corp.	1,217	372,487
Simon Property Group Inc.	5,683	385,592
Sun Communities Inc.	2,521	375,831
UDR Inc.	10,622	369,752
Ventas Inc.	8,993	370,602
VEREIT Inc.	55,598	373,619
VICI Properties Inc.	15,710	350,961

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Vornado Realty Trust	10,613	$380,264
Welltower Inc.	6,729	387,052
Weyerhaeuser Co.	12,532	379,845
WP Carey Inc.	5,233	363,013

		13,756,334

Food & Staples Retailing — 0.8%
Costco Wholesale Corp.	1,065	370,258
Kroger Co. (The)	10,024	357,656
Sysco Corp.	6,251	375,935
Walgreens Boots Alliance Inc.	9,020	342,941
Walmart Inc.	2,742	380,727

		1,827,517

Food Products — 2.4%
Archer-Daniels-Midland Co.	8,240	368,822
Bunge Ltd.	7,776	354,741
Campbell Soup Co.	6,931	364,640
Conagra Brands Inc.	9,569	367,067
General Mills Inc.	5,632	360,166
Hershey Co. (The)	2,457	365,209
Hormel Foods Corp.	6,925	353,037
Ingredion Inc.	4,659	374,770
JM Smucker Co. (The)	3,260	391,787
Kellogg Co.	5,273	373,908
Kraft Heinz Co. (The)	10,247	359,055
Lamb Weston Holdings Inc.	5,667	356,171
McCormick & Co. Inc./MD, NVS	1,793	369,717
Mondelez International Inc., Class A	6,396	373,654
Tyson Foods Inc., Class A	5,719	359,153

		5,491,897

Gas Utilities — 0.3%
Atmos Energy Corp.	3,537	353,063
UGI Corp.	10,545	364,119

		717,182

Health Care Equipment & Supplies — 3.9%
Abbott Laboratories	3,613	395,515
ABIOMED Inc.(a)(b)	1,155	355,301
Align Technology Inc.(a)	1,204	357,564
Baxter International Inc.	4,380	381,367
Becton Dickinson and Co.	1,386	336,479
Boston Scientific Corp.(a)	9,226	378,450
Cooper Companies Inc. (The)	1,188	373,483
Danaher Corp.	1,763	364,007
Dentsply Sirona Inc.	8,538	383,100
DexCom Inc.(a)	839	356,919
Edwards Lifesciences Corp.(a)	4,609	395,637
Hologic Inc.(a)	5,416	323,444
IDEXX Laboratories Inc.(a)	952	372,289
Insulet Corp.(a)	1,731	377,791
Intuitive Surgical Inc.(a)	525	383,691
Masimo Corp.(a)	1,664	372,736
Medtronic PLC	3,601	386,999
ResMed Inc.	1,979	357,764
Steris PLC	2,313	369,247
Stryker Corp.	1,951	386,610
Teleflex Inc.	976	383,519
Varian Medical Systems Inc.(a)	2,099	364,533
West Pharmaceutical Services Inc.	1,321	375,111
Zimmer Biomet Holdings Inc.	2,645	372,628

		8,904,184

43	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI USA Equal Weighted ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Providers & Services — 2.5%
AmerisourceBergen Corp.	3,570	$346,397
Anthem Inc.	1,281	360,627
Cardinal Health Inc.	7,031	356,894
Centene Corp.(a)	5,720	350,750
Cigna Corp.	2,003	355,272
CVS Health Corp.	5,562	345,511
DaVita Inc.(a)	4,211	365,346
HCA Healthcare Inc.	2,729	370,380
Henry Schein Inc.(a)	5,573	370,270
Humana Inc.	869	360,783
Laboratory Corp. of America Holdings(a)	1,987	349,215
McKesson Corp.	2,368	363,346
Molina Healthcare Inc.(a)	1,876	347,004
Quest Diagnostics Inc.	3,086	343,287
UnitedHealth Group Inc.	1,151	359,745
Universal Health Services Inc., Class B	3,245	358,086

		5,702,913

Health Care Technology — 0.5%
Cerner Corp.	5,012	367,731
Teladoc Health Inc.(a)	1,677	361,712
Veeva Systems Inc., Class A(a)	1,360	383,887

		1,113,330

Hotels, Restaurants & Leisure — 2.6%
Aramark	15,456	425,967
Carnival Corp.	24,867	409,808
Chipotle Mexican Grill Inc.(a)	298	390,464
Darden Restaurants Inc.	4,546	394,002
Domino’s Pizza Inc.	876	358,249
Hilton Worldwide Holdings Inc.	4,297	388,277
Las Vegas Sands Corp.	7,648	387,830
Marriott International Inc./MD, Class A	3,862	397,438
McDonald’s Corp.	1,733	370,030
MGM Resorts International	17,371	390,848
Royal Caribbean Cruises Ltd.	5,943	409,116
Starbucks Corp.	4,677	395,066
Vail Resorts Inc.(b)	1,721	374,610
Wynn Resorts Ltd.	4,468	390,727
Yum! Brands Inc.	3,865	370,460

		5,852,892

Household Durables — 1.3%
DR Horton Inc.	4,904	349,998
Garmin Ltd.	3,491	361,703
Lennar Corp., Class A	4,727	353,674
Mohawk Industries Inc.(a)	4,026	371,721
Newell Brands Inc.	21,675	346,366
NVR Inc.(a)	87	362,646
PulteGroup Inc.	7,863	350,611
Whirlpool Corp.	1,969	349,931

		2,846,650

Household Products — 0.8%
Church & Dwight Co. Inc.	3,770	361,279
Clorox Co. (The)	1,593	356,036
Colgate-Palmolive Co.	4,658	369,193
Kimberly-Clark Corp.	2,309	364,268
Procter & Gamble Co. (The)	2,674	369,894

		1,820,670

Independent Power and Renewable Electricity Producers — 0.3%
AES Corp. (The)	20,605	365,739

Security	Shares	Value

Independent Power and Renewable Electricity Producers (continued)
Vistra Corp.	18,401	$353,851

		719,590

Industrial Conglomerates — 0.7%
3M Co.	2,214	360,926
General Electric Co.	56,905	360,778
Honeywell International Inc.	2,315	383,248
Roper Technologies Inc.	836	357,131

		1,462,083

Insurance — 5.0%
Aflac Inc.	9,804	356,081
Alleghany Corp.	683	378,764
Allstate Corp. (The)	3,851	358,143
American Financial Group Inc./OH	5,489	366,940
American International Group Inc.	12,159	354,313
Aon PLC, Class A	1,838	367,582
Arch Capital Group Ltd.(a)	11,562	364,665
Arthur J Gallagher & Co.	3,405	358,546
Assurant Inc.	2,939	357,265
Athene Holding Ltd., Class A(a)	9,941	363,443
Brown & Brown Inc.	7,899	366,514
Chubb Ltd.	2,930	366,250
Cincinnati Financial Corp.	4,642	368,621
Erie Indemnity Co., Class A, NVS	1,630	347,907
Everest Re Group Ltd.	1,670	367,534
Fidelity National Financial Inc.	11,258	369,600
Globe Life Inc.	4,415	364,149
Hartford Financial Services Group Inc. (The)	8,901	360,045
Lincoln National Corp.	9,971	359,455
Loews Corp.	10,057	360,644
Markel Corp.(a)	338	367,349
Marsh & McLennan Companies Inc.	3,127	359,324
MetLife Inc.	9,504	365,524
Principal Financial Group Inc.	8,310	349,934
Progressive Corp. (The)	4,016	381,681
Prudential Financial Inc.	5,256	356,199
Reinsurance Group of America Inc.	3,897	357,277
RenaissanceRe Holdings Ltd.	2,077	381,628
Travelers Companies Inc. (The)	3,207	372,140
Willis Towers Watson PLC	1,786	367,077
WR Berkley Corp.	5,988	371,555

		11,286,149

Interactive Media & Services — 1.3%
Alphabet Inc., Class A(a)	117	190,655
Alphabet Inc., Class C, NVS(a)	118	192,833
Facebook Inc., Class A(a)	1,383	405,496
IAC/InterActiveCorp.(a)(b)	2,853	379,421
Match Group Inc(a)(b)	3,181	355,254
Pinterest Inc., Class A(a)	10,514	386,810
Snap Inc., Class A, NVS(a)	16,563	374,158
Twitter Inc.(a)	9,335	378,814
Zillow Group Inc., Class C, NVS(a)	4,331	371,427

		3,034,868

Internet & Direct Marketing Retail — 1.0%
Amazon.com Inc.(a)	111	383,057
Booking Holdings Inc.(a)	205	391,642
eBay Inc.	6,291	344,621
Expedia Group Inc.	4,141	406,439
MercadoLibre Inc.(a)	299	349,409

S C H E D U L E O F I N V E S T M E N T S	44

Schedule of Investments (continued) August 31, 2020	iShares® MSCI USA Equal Weighted ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Internet & Direct Marketing Retail (continued)
Wayfair Inc., Class A(a)(b)	1,090	$323,250

		2,198,418

IT Services — 4.5%
Accenture PLC, Class A	1,547	371,172
Akamai Technologies Inc.(a)	3,324	387,013
Automatic Data Processing Inc.	2,614	363,581
Black Knight Inc.(a)	4,503	378,702
Booz Allen Hamilton Holding Corp.	4,212	370,909
Broadridge Financial Solutions Inc.	2,644	363,286
Cognizant Technology Solutions Corp., Class A	5,428	362,916
EPAM Systems Inc.(a)	1,195	390,884
Fidelity National Information Services Inc.	2,546	384,064
Fiserv Inc.(a)	3,615	359,982
FleetCor Technologies Inc.(a)	1,483	372,900
Gartner Inc.(a)	2,845	369,338
Global Payments Inc.	2,143	378,497
GoDaddy Inc., Class A(a)	4,445	371,958
International Business Machines Corp.	2,932	361,545
Jack Henry & Associates Inc.	2,108	348,705
Leidos Holdings Inc.	3,921	354,811
Mastercard Inc., Class A	1,092	391,143
MongoDB Inc.(a)(b)	1,707	399,097
Okta Inc.(a)	1,769	380,990
Paychex Inc.	4,897	374,474
PayPal Holdings Inc.(a)	1,887	385,212
Square Inc., Class A(a)	2,414	385,178
Twilio Inc., Class A(a)(b)	1,446	390,073
VeriSign Inc.(a)	1,761	378,263
Visa Inc., Class A(b)	1,806	382,854
Western Union Co. (The)	15,319	361,375

		10,118,922

Leisure Products — 0.3%
Hasbro Inc.	4,622	364,861
Peloton Interactive Inc., Class A(a)	5,371	411,794

		776,655

Life Sciences Tools & Services — 1.5%
Agilent Technologies Inc.	3,706	372,157
Avantor Inc.(a)	17,413	393,011
Bio-Rad Laboratories Inc., Class A(a)	697	354,487
Illumina Inc.(a)	1,027	366,865
IQVIA Holdings Inc.(a)	2,267	371,221
Mettler-Toledo International Inc.(a)	374	363,072
PerkinElmer Inc.	3,085	363,166
Thermo Fisher Scientific Inc.	863	370,210
Waters Corp.(a)	1,673	361,803

		3,315,992

Machinery — 2.7%
Caterpillar Inc.	2,630	374,275
Cummins Inc.	1,719	356,263
Deere & Co.	1,891	397,224
Dover Corp.	3,279	360,165
Fortive Corp.	5,084	366,607
IDEX Corp.	2,073	373,617
Illinois Tool Works Inc.	1,854	366,258
Ingersoll Rand Inc.(a)	10,545	369,708
Nordson Corp.	1,778	331,579
Otis Worldwide Corp.	5,770	362,933
PACCAR Inc.	4,120	353,661
Parker-Hannifin Corp.	1,761	362,784

Security	Shares	Value

Machinery (continued)
Pentair PLC	7,979	$360,172
Snap-on Inc.	2,416	358,220
Stanley Black & Decker Inc.	2,284	368,409
Westinghouse Air Brake Technologies Corp.	5,498	365,892
Xylem Inc./NY	4,574	366,743

		6,194,510

Media — 2.3%
Altice USA Inc., Class A(a)	13,446	370,841
Cable One Inc.	194	357,024
Charter Communications Inc., Class A(a)	594	365,672
Comcast Corp., Class A	8,381	375,553
Discovery Inc., Class A(a)(b)	5,727	126,366
Discovery Inc., Class C, NVS(a)	11,566	230,973
DISH Network Corp., Class A(a)	10,662	378,714
Fox Corp., Class A, NVS	9,384	261,438
Fox Corp., Class B(a)	4,648	129,214
Interpublic Group of Companies Inc. (The)	19,796	351,577
Liberty Broadband Corp., Class A(a)	496	68,542
Liberty Broadband Corp., Class C, NVS(a)	2,110	295,590
Liberty Media Corp.-Liberty SiriusXM, Class A(a)	3,467	125,887
Liberty Media Corp.-Liberty SiriusXM, Class C, NVS(a)	6,891	248,042
News Corp., Class A, NVS	23,854	360,672
Omnicom Group Inc.	6,757	365,486
Sirius XM Holdings Inc.(b)	61,849	363,054
ViacomCBS Inc., Class B, NVS	13,289	370,099

		5,144,744

Metals & Mining — 0.7%
Freeport-McMoRan Inc.(a)	24,301	379,339
Newmont Corp.	5,503	370,242
Nucor Corp.	7,929	360,452
Steel Dynamics Inc.	12,034	355,244

		1,465,277

Mortgage Real Estate Investment — 0.3%
AGNC Investment Corp.	26,044	367,481
Annaly Capital Management Inc.	48,995	360,113

		727,594

Multi-Utilities — 1.6%
Ameren Corp.	4,474	353,938
CenterPoint Energy Inc.	17,929	359,835
CMS Energy Corp.	5,983	361,912
Consolidated Edison Inc.	4,944	352,705
Dominion Energy Inc.	4,658	365,373
DTE Energy Co.	3,103	368,233
NiSource Inc.	15,489	343,236
Public Service Enterprise Group Inc.	6,681	349,015
Sempra Energy	2,832	350,177
WEC Energy Group Inc.	3,958	372,369

		3,576,793

Multiline Retail — 0.5%
Dollar General Corp.	1,814	366,210
Dollar Tree Inc.(a)	3,640	350,423
Target Corp.	2,354	355,949

		1,072,582

Oil, Gas & Consumable Fuels — 2.6%
Cabot Oil & Gas Corp.	18,062	342,636
Cheniere Energy Inc.(a)	7,025	365,651
Chevron Corp.	4,203	352,758
Concho Resources Inc.	7,258	377,271

45	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI USA Equal Weighted ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
ConocoPhillips	9,157	$346,959
Diamondback Energy Inc.	8,385	326,680
EOG Resources Inc.	7,960	360,906
Exxon Mobil Corp.	8,652	345,561
Hess Corp.	7,487	344,701
Kinder Morgan Inc./DE	25,712	355,340
Marathon Petroleum Corp.	9,765	346,267
Occidental Petroleum Corp.	26,270	334,680
ONEOK Inc.	13,031	358,092
Phillips 66	5,911	345,616
Pioneer Natural Resources Co.	3,463	359,909
Valero Energy Corp.	6,691	351,880
Williams Companies Inc. (The)	16,769	348,124

		5,963,031

Personal Products — 0.2%
Estee Lauder Companies Inc. (The), Class A	1,708	378,698

Pharmaceuticals — 1.8%
Bristol-Myers Squibb Co.	5,755	357,961
Catalent Inc.(a)	4,167	385,447
Elanco Animal Health Inc.(a)	14,072	408,932
Eli Lilly & Co.	2,384	353,762
Jazz Pharmaceuticals PLC(a)	2,922	392,688
Johnson & Johnson	2,414	370,332
Merck & Co. Inc.	4,270	364,103
Mylan NV(a)	21,990	360,196
Perrigo Co. PLC	6,757	353,391
Pfizer Inc.	9,489	358,589
Zoetis Inc.	2,289	366,469

		4,071,870

Professional Services — 1.1%
CoStar Group Inc.(a)	439	372,536
Equifax Inc.	2,244	377,598
IHS Markit Ltd.	4,375	349,650
Nielsen Holdings PLC	22,762	347,803
Robert Half International Inc.	6,402	340,586
TransUnion	4,290	372,029
Verisk Analytics Inc.	1,939	361,953

		2,522,155

Real Estate Management & Development — 0.3%
CBRE Group Inc., Class A(a)	8,227	386,916
Jones Lang LaSalle Inc.	3,753	386,709

		773,625

Road & Rail — 1.5%
AMERCO	1,038	368,376
CSX Corp.	4,903	374,884
JB Hunt Transport Services Inc.	2,626	369,058
Kansas City Southern	2,009	365,718
Knight-Swift Transportation Holdings Inc.	8,128	369,499
Norfolk Southern Corp.	1,768	375,753
Old Dominion Freight Line Inc.	1,852	374,437
Uber Technologies Inc.(a)	12,340	414,994
Union Pacific Corp.	1,901	365,829

		3,378,548

Semiconductors & Semiconductor Equipment — 3.3%
Advanced Micro Devices Inc.(a)	4,477	406,601
Analog Devices Inc.	3,073	359,172
Applied Materials Inc.	5,512	339,539
Broadcom Inc.	1,103	382,907

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Intel Corp.	7,512	$382,736
KLA Corp.	1,724	353,661
Lam Research Corp.	975	327,932
Marvell Technology Group Ltd.	10,965	425,223
Maxim Integrated Products Inc.	5,265	360,337
Microchip Technology Inc.	3,358	368,373
Micron Technology Inc.(a)	8,242	375,093
NVIDIA Corp.	748	400,165
NXP Semiconductors NV	2,934	368,980
ON Semiconductor Corp.(a)	16,762	358,204
Qorvo Inc.(a)	2,741	351,588
QUALCOMM Inc.	3,270	389,457
Skyworks Solutions Inc.	2,556	370,237
Teradyne Inc.	4,023	341,834
Texas Instruments Inc.	2,622	372,717
Xilinx Inc.	3,546	369,351

		7,404,107

Software — 6.2%
Adobe Inc.(a)	786	403,524
ANSYS Inc.(a)	1,136	385,115
Autodesk Inc.(a)	1,504	369,533
Avalara Inc.(a)	2,974	393,787
Cadence Design Systems Inc.(a)	3,345	370,994
CDK Global Inc.	7,843	365,641
Citrix Systems Inc.	2,584	375,197
Coupa Software Inc.(a)	1,216	398,532
Crowdstrike Holdings Inc., Class A(a)	3,357	422,076
Datadog Inc., Class A(a)	4,402	367,787
DocuSign Inc.(a)	1,744	388,912
Dropbox Inc., Class A(a)	18,027	381,632
Dynatrace Inc.(a)	9,240	408,685
Fair Isaac Corp.(a)	849	357,251
Fortinet Inc.(a)	2,803	370,010
Guidewire Software Inc.(a)	3,298	370,398
Intuit Inc.	1,169	403,761
Microsoft Corp.	1,731	390,392
NortonLifeLock Inc.	16,001	376,343
Oracle Corp.	6,460	369,641
Palo Alto Networks Inc.(a)	1,347	346,731
Paycom Software Inc.(a)	1,239	371,031
PTC Inc.(a)	4,100	374,781
RingCentral Inc., Class A(a)	1,259	366,079
salesforce.com Inc.(a)	1,774	483,681
ServiceNow Inc.(a)	831	400,559
Slack Technologies Inc., Class A(a)(b)	12,708	417,331
Splunk Inc.(a)	1,857	407,296
SS&C Technologies Holdings Inc.	5,822	370,978
Synopsys Inc.(a)	1,832	405,422
Trade Desk Inc. (The), Class A(a)	782	376,377
Tyler Technologies Inc.(a)	1,074	370,863
VMware Inc., Class A(a)	2,607	376,555
Workday Inc., Class A(a)	1,899	455,209
Zoom Video Communications Inc., Class A(a)	1,327	431,408
Zscaler Inc.(a)	2,831	405,795

		14,029,307

Specialty Retail — 2.1%
Advance Auto Parts Inc.	2,258	352,948
AutoZone Inc.(a)	300	358,893
Best Buy Co. Inc.	3,243	359,681

S C H E D U L E O F I N V E S T M E N T S	46

Schedule of Investments (continued) August 31, 2020	iShares® MSCI USA Equal Weighted ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialty Retail (continued)
Burlington Stores Inc.(a)	1,857	$365,699
CarMax Inc.(a)	3,400	363,562
Home Depot Inc. (The)	1,284	365,991
Lowe’s Companies Inc.	2,294	377,799
O’Reilly Automotive Inc.(a)	779	362,726
Ross Stores Inc.	4,022	366,324
Tiffany & Co.	2,853	349,493
TJX Companies Inc. (The)	6,679	365,942
Tractor Supply Co.	2,359	351,090
Ulta Beauty Inc.(a)	1,702	395,170

		4,735,318

Technology Hardware, Storage & Peripherals — 1.2%
Apple Inc.	3,138	404,928
Dell Technologies Inc., Class C(a)	6,066	400,841
Hewlett Packard Enterprise Co.	38,541	372,691
HP Inc.	20,014	391,274
NetApp Inc.	8,750	414,663
Seagate Technology PLC	7,997	383,776
Western Digital Corp.	10,539	404,908

		2,773,081

Textiles, Apparel & Luxury Goods — 0.7%
Lululemon Athletica Inc.(a)	1,006	377,924
Nike Inc., Class B	3,350	374,832
Ralph Lauren Corp.	5,375	369,961
VF Corp.	5,913	388,780

		1,511,497

Tobacco — 0.3%
Altria Group Inc.	8,317	363,786
Philip Morris International Inc.	4,613	368,071

		731,857

Trading Companies & Distributors — 0.7%
Fastenal Co.	7,561	369,430
HD Supply Holdings Inc.(a)	8,947	354,838
United Rentals Inc.(a)	2,070	366,494

Security	Shares	Value

Trading Companies & Distributors (continued)
WW Grainger Inc.	1,035	$378,220

		1,468,982

Water Utilities — 0.3%
American Water Works Co. Inc.	2,523	356,601
Essential Utilities Inc.	8,257	350,922

		707,523

Wireless Telecommunication Services — 0.2%
T-Mobile U.S. Inc.(a)	3,153	367,892

Total Common Stocks — 99.8% (Cost: $207,241,168)		225,585,910

Short-Term Investments

Money Market Funds — 1.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.37%(c)(d)(e)	3,931,101	3,935,032
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.07%(c)(d)	370,000	370,000

		4,305,032

Total Short-Term Investments — 1.9% (Cost: $4,299,231)		4,305,032

Total Investments in Securities — 101.7% (Cost: $211,540,399)		229,890,942

Other Assets, Less Liabilities — (1.7)%		(3,829,310)

Net Assets — 100.0%		$226,061,632

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$10,643,927	$—	$(6,709,034	)(a)	$(3,990)	$4,129	$3,935,032	3,931,101	$71,506	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	619,000	—	(249,000	)(a)	—	—	370,000	370,000	5,872		—
BlackRock Inc	490,170	130,720	(378,192)		36,250	87,073	366,021	616	13,617		—

					$32,260	$91,202	$4,671,053		$90,995		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

47	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI USA Equal Weighted ETF

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 E-Mini Index	1	09/18/20	$175	$13,630
S&P MidCap 400 E-Mini Index	1	09/18/20	193	728

				$14,358

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$14,358

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$12,970

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$11,038

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$599,087

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$225,585,910	$—	$—	$225,585,910
Money Market Funds	4,305,032	—	—	4,305,032

	$229,890,942	$—	$—	$229,890,942

Derivative financial instruments(a)
Assets
Futures Contracts	$14,358	$—	$—	$14,358

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	48

Statements of Assets and Liabilities

August 31, 2020

	iShares MSCI Brazil ETF	iShares MSCI Chile ETF	iShares MSCI Colombia ETF	iShares MSCI Israel ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$5,276,932,123	$441,828,138	$18,621,247	$104,780,898
Affiliated(c)	7,890,000	2,080,000	56,085	3,260,776
Cash	1,374,167	1,198	—	707
Foreign currency, at value(d)	5,153,983	102,937	18,089	72,459
Cash pledged:
Futures contracts	5,656,000	38,000	—	—
Foreign currency collateral pledged:
Futures contracts(e)	—	—	—	11,960
Receivables:
Investments sold	100,432,605	14,005,853	571,885	1,392,475
Securities lending income — Affiliated	—	—	19	5,386
Capital shares sold	—	3,805,699	—	—
Dividends	19,863,538	247,809	2,927	17,521

Total assets	5,417,302,416	462,109,634	19,270,252	109,542,182

LIABILITIES
Bank overdraft	—	—	4,230	—
Collateral on securities loaned, at value	—	—	55,872	3,201,306
Payables:
Investments purchased	101,567,639	20,454,760	589,353	1,379,938
Variation margin on futures contracts	623,232	8,680	—	1,211
Investment advisory fees	2,744,213	223,006	9,336	51,406
Foreign taxes	—	—	—	4,979

Total liabilities	104,935,084	20,686,446	658,791	4,638,840

NET ASSETS	$5,312,367,332	$441,423,188	$18,611,461	$104,903,342

NET ASSETS CONSIST OF:
Paid-in capital	$8,887,700,974	$746,816,241	$36,409,673	$157,198,614
Accumulated loss	(3,575,333,642)	(305,393,053)	(17,798,212)	(52,295,272)

NET ASSETS	$5,312,367,332	$441,423,188	$18,611,461	$104,903,342

Shares outstanding	179,350,000	17,400,000	2,100,000	1,850,000

Net asset value	$29.62	$25.37	$8.86	$56.70

Shares authorized	800 million	200 million	50 million	500 million

Par value	$0.001	$0.001	$0.001	$0.001

(a) Securities loaned, at value	$—	$—	$51,870	$3,118,406
(b) Investments, at cost — Unaffiliated	$4,541,425,427	$464,011,695	$18,123,933	$121,021,743
(c) Investments, at cost — Affiliated	$7,890,000	$2,080,000	$56,091	$3,259,210
(d) Foreign currency, at cost	$5,071,275	$102,937	$17,826	$71,214
(e) Foreign currency collateral pledged, at cost	$—	$—	$—	$11,934

See notes to financial statements.

49	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (continued)

August 31, 2020

	iShares MSCI Russia ETF	iShares MSCI South Africa ETF	iShares MSCI Turkey ETF	iShares MSCI USA Equal Weighted ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$467,913,141	$323,741,343	$178,287,349	$225,219,889
Affiliated(c)	1,490,000	4,536,550	15,458,193	4,671,053
Cash	9,011	2,076	8,563	8,965
Foreign currency, at value(d)	—	409,749	29,178	—
Cash pledged:
Futures contracts	124,000	—	70,000	44,000
Foreign currency collateral pledged:
Futures contracts(e)	—	38,545	—	—
Receivables:
Investments sold	32,288,093	13,344,150	4,527,072	12,624,637
Securities lending income — Affiliated	—	37	146,258	1,574
Dividends	340,669	76,397	296,142	334,161

Total assets	502,164,914	342,148,847	198,822,755	242,904,279

LIABILITIES
Collateral on securities loaned, at value	—	4,406,550	15,046,992	3,933,716
Payables:
Investments purchased	34,693,433	14,155,208	4,723,400	12,876,653
Variation margin on futures contracts	31,570	10,470	15,635	4,062
Investment advisory fees	237,025	158,291	89,374	28,216

Total liabilities	34,962,028	18,730,519	19,875,401	16,842,647

NET ASSETS	$467,202,886	$323,418,328	$178,947,354	$226,061,632

NET ASSETS CONSIST OF:
Paid-in capital	$590,930,575	$679,839,944	$557,532,094	$226,171,941
Accumulated loss	(123,727,689)	(356,421,616)	(378,584,740)	(110,309)

NET ASSETS	$467,202,886	$323,418,328	$178,947,354	$226,061,632

Shares outstanding	13,400,000	8,700,000	8,950,000	3,600,000

Net asset value	$34.87	$37.17	$19.99	$62.79

Shares authorized	1 billion	400 million	200 million	500 million

Par value	$0.001	$0.001	$0.001	$0.001

(a) Securities loaned, at value	$—	$3,898,581	$13,755,087	$3,846,921
(b) Investments, at cost — Unaffiliated	$460,072,353	$431,075,236	$343,963,248	$206,963,710
(c) Investments, at cost — Affiliated	$1,490,000	$4,536,550	$15,448,061	$4,576,689
(d) Foreign currency, at cost	$—	$409,531	$29,220	$—
(e) Foreign currency collateral pledged, at cost	$—	$38,522	$—	$—

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	50

Statements of Operations

Year Ended August 31, 2020

	iShares MSCI Brazil ETF	iShares MSCI Chile ETF	iShares MSCI Colombia ETF	iShares MSCI Israel ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$239,874,559	$15,870,718	$943,785	$1,208,776
Dividends — Affiliated	193,719	8,488	297	789
Non-cash dividends — Unaffiliated	—	—	—	203,421
Interest — Unaffiliated	—	145	—	—
Securities lending income — Affiliated — net	—	—	492	50,497
Foreign taxes withheld	(19,659,379)	(4,761,135)	(102,298)	(330,472)

Total investment income	220,408,899	11,118,216	842,276	1,133,011

EXPENSES
Investment advisory fees	43,908,323	2,423,582	127,091	651,322
Commitment fees	—	—	55	—
Miscellaneous	264	264	264	264

Total expenses	43,908,587	2,423,846	127,410	651,586

Net investment income	176,500,312	8,694,370	714,866	481,425

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated(a)	(1,329,140,271)	(91,036,888)	(3,351,089)	(4,003,554)
Investments — Affiliated	—	—	219	5,084
In-kind redemptions — Unaffiliated	—	—	23,879	7,532,952
Futures contracts	(26,690,109)	645,231	—	30,754
Foreign currency transactions	(16,062,574)	194,408	(49,029)	4,053

Net realized gain (loss)	(1,371,892,954)	(90,197,249)	(3,376,020)	3,569,289

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated(b)	(1,684,282,509)	(72,915,135)	(1,583,780)	5,944,700
Investments — Affiliated	—	—	(6)	361
Futures contracts	(1,870,151)	15,781	—	(158)
Foreign currency translations	83,414	—	221	1,417

Net change in unrealized appreciation (depreciation)	(1,686,069,246)	(72,899,354)	(1,583,565)	5,946,320

Net realized and unrealized gain (loss)	(3,057,962,200)	(163,096,603)	(4,959,585)	9,515,609

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(2,881,461,888)	$(154,402,233)	$(4,244,719)	$9,997,034

(a) Net of foreign capital gain tax of	$—	$—	$—	$15,395
(b) Net of deferred foreign capital gain tax of	$—	$—	$—	$(82,689)

See notes to financial statements.

51	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations  (continued)

Year Ended August 31, 2020

	iShares MSCI Russia ETF	iShares MSCI South Africa ETF	iShares MSCI Turkey ETF	iShares MSCI USA Equal Weighted ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$33,508,920	$10,198,759	$4,320,468	$5,530,438
Dividends — Affiliated	16,283	3,724	2,874	19,489
Non-cash dividends — Unaffiliated	—	31,852,736	—	—
Interest — Unaffiliated	350	—	79	208
Securities lending income — Affiliated — net	—	41,529	1,344,974	71,506
Foreign taxes withheld	(3,410,602)	(1,430,200)	(632,649)	(686)

Total investment income	30,114,951	40,666,548	5,035,746	5,620,955

EXPENSES
Investment advisory fees	3,175,548	1,924,587	1,629,118	422,915
Miscellaneous	264	264	264	264

Total expenses	3,175,812	1,924,851	1,629,382	423,179

Net investment income	26,939,139	38,741,697	3,406,364	5,197,776

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(21,105,914)	(104,137,267)	(36,541,420)	(12,581,458)
Investments — Affiliated	—	4,980	(4,651)	(8,030)
In-kind redemptions — Unaffiliated	35,253,530	(21,629,237)	(3,282,563)	14,148,016
In-kind redemptions — Affiliated	—	—	—	40,290
Futures contracts	439,151	182,711	116,904	12,970
Foreign currency transactions	(231,080)	319,801	(52,643)	—

Net realized gain (loss)	14,355,687	(125,259,012)	(39,764,373)	1,611,788

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(45,269,985)	34,636,285	296,922	(3,545,954)
Investments — Affiliated	—	(1,584)	5,191	91,202
Futures contracts	37,335	(1,442)	22,783	11,038
Foreign currency translations	3,828	(991)	(19,995)	—

Net change in unrealized appreciation (depreciation)	(45,228,822)	34,632,268	304,901	(3,443,714)

Net realized and unrealized loss	(30,873,135)	(90,626,744)	(39,459,472)	(1,831,926)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(3,933,996)	$(51,885,047)	$(36,053,108)	$3,365,850

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	52

Statements of Changes in Net Assets

	iShares MSCI Brazil ETF		iShares MSCI Chile ETF
	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/20	Year Ended 08/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$176,500,312	$220,475,060	$8,694,370	$7,102,577
Net realized gain (loss)	(1,371,892,954)	5,485,759	(90,197,249)	(24,033,169)
Net change in unrealized appreciation (depreciation)	(1,686,069,246)	1,552,041,207	(72,899,354)	(51,312,409)

Net increase (decrease) in net assets resulting from operations	(2,881,461,888)	1,778,002,026	(154,402,233)	(68,243,001)

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(213,084,247)	(220,258,100)	(8,685,975)	(7,045,063)
Return of capital	—	—	—	(197,183)

Decrease in net assets resulting from distributions to shareholders	(213,084,247)	(220,258,100)	(8,685,975)	(7,242,246)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	201,169,553	1,146,968,776	274,371,517	12,273,938

NET ASSETS
Total increase (decrease) in net assets	(2,893,376,582)	2,704,712,702	111,283,309	(63,211,309)
Beginning of year	8,205,743,914	5,501,031,212	330,139,879	393,351,188

End of year	$5,312,367,332	$8,205,743,914	$441,423,188	$330,139,879

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

53	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares MSCI Colombia ETF		iShares MSCI Israel ETF
	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/20	Year Ended 08/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$714,866	$547,978	$481,425	$762,089
Net realized gain (loss)	(3,376,020)	(2,444,444)	3,569,289	17,699,076
Net change in unrealized appreciation (depreciation)	(1,583,565)	(153,891)	5,946,320	(24,641,152)

Net increase (decrease) in net assets resulting from operations	(4,244,719)	(2,050,357)	9,997,034	(6,179,987)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(623,029)	(580,532)	(2,326,790)	(616,740)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(125,777)	401,594	(17,320,093)	(385,452)

NET ASSETS
Total decrease in net assets	(4,993,525)	(2,229,295)	(9,649,849)	(7,182,179)
Beginning of year	23,604,986	25,834,281	114,553,191	121,735,370

End of year	$18,611,461	$23,604,986	$104,903,342	$114,553,191

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	54

Statements of Changes in Net Assets (continued)

	iShares MSCI Russia ETF		iShares MSCI South Africa ETF
	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/20	Year Ended 08/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$26,939,139	$37,401,597	$38,741,697	$11,108,795
Net realized gain (loss)	14,355,687	(12,393,198)	(125,259,012)	(8,135,491)
Net change in unrealized appreciation (depreciation)	(45,228,822)	93,343,563	34,632,268	(46,627,365)

Net increase (decrease) in net assets resulting from operations	(3,933,996)	118,351,962	(51,885,047)	(43,654,061)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(40,113,639)	(32,427,517)	(42,715,529)	(18,209,216)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(116,330,464)	62,796,717	43,951,479	62,816,771

NET ASSETS
Total increase (decrease) in net assets	(160,378,099)	148,721,162	(50,649,097)	953,494
Beginning of year	627,580,985	478,859,823	374,067,425	373,113,931

End of year	$467,202,886	$627,580,985	$323,418,328	$374,067,425

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

55	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares MSCI Turkey ETF		iShares MSCI USA Equal Weighted ETF
	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/20	Year Ended 08/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$3,406,364	$10,801,241	$5,197,776	$3,880,060
Net realized gain (loss)	(39,764,373)	(66,447,393)	1,611,788	3,288,858
Net change in unrealized appreciation (depreciation)	304,901	155,589,697	(3,443,714)	(3,125,494)

Net increase (decrease) in net assets resulting from operations	(36,053,108)	99,943,545	3,365,850	4,043,424

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(5,455,619)	(10,891,206)	(5,421,593)	(4,050,996)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(93,734,165)	(161,658,897)	(79,972,567)	115,277,153

NET ASSETS
Total increase (decrease) in net assets	(135,242,892)	(72,606,558)	(82,028,310)	115,269,581
Beginning of year	314,190,246	386,796,804	308,089,942	192,820,361

End of year	$178,947,354	$314,190,246	$226,061,632	$308,089,942

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	56

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI Brazil ETF
	Year Ended 08/31/20		Year Ended 08/31/19		Year Ended 08/31/18		Year Ended 08/31/17		Year Ended 08/31/16

Net asset value, beginning of year	$40.92		$32.03		$40.06		$33.52		$24.71

Net investment income(a)	0.86		1.12		1.14		0.76		0.63
Net realized and unrealized gain (loss)(b)	(11.13)		8.88		(8.22)		6.45		8.62

Net increase (decrease) from investment operations	(10.27)		10.00		(7.08)		7.21		9.25

Distributions(c)
From net investment income	(1.03)		(1.11)		(0.95)		(0.67)		(0.44)

Total distributions	(1.03)		(1.11)		(0.95)		(0.67)		(0.44)

Net asset value, end of year	$29.62		$40.92		$32.03		$40.06		$33.52

Total Return
Based on net asset value	(25.63)%		31.36%		(17.87)%		22.03%		38.22%

Ratios to Average Net Assets
Total expenses	0.59%		0.59%		0.59%		0.62%		0.63%

Net investment income	2.35%		2.75%		2.86%		2.10%		2.41%

Supplemental Data
Net assets, end of year (000)	$5,312,367		$8,205,744		$5,501,031		$6,327,919		$3,899,630

Portfolio turnover rate(d)	29	%(e)	16	%(e)	30	%(e)	20	%(e)	18	%(e)

(a) Based on average shares outstanding.

(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d) Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash in U.S. dollars (“cash creations”).

(e) Portfolio turnover rate excluding cash creations was as follows:	11%		10%		13%		13%		4%

See notes to financial statements.

57	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Chile ETF
	Year Ended 08/31/20		Year Ended 08/31/19		Year Ended 08/31/18		Year Ended 08/31/17		Year Ended 08/31/16

Net asset value, beginning of year	$35.88		$43.71		$47.96		$36.77		$34.75

Net investment income(a)	0.61		0.74		0.78		0.69		0.78
Net realized and unrealized gain (loss)(b)	(10.54)		(7.76)		(4.06)		11.21		2.03

Net increase (decrease) from investment operations	(9.93)		(7.02)		(3.28)		11.90		2.81

Distributions(c)
From net investment income	(0.58)		(0.79)		(0.92)		(0.67)		(0.75)
Return of capital	—		(0.02)		(0.05)		(0.04)		(0.04)

Total distributions	(0.58)		(0.81)		(0.97)		(0.71)		(0.79)

Net asset value, end of year	$25.37		$35.88		$43.71		$47.96		$36.77

Total Return
Based on net asset value	(27.72)%		(16.22)%		(7.03)%		32.65%		8.17%

Ratios to Average Net Assets
Total expenses	0.59%		0.59%		0.59%		0.62%		0.64%

Net investment income	2.10%		1.74%		1.55%		1.68%		2.20%

Supplemental Data
Net assets, end of year (000)	$441,423		$330,140		$393,351		$467,645		$327,244

Portfolio turnover rate(d)	51	%(e)	75	%(e)	54	%(e)	54	%(e)	73	%(e)

(a) Based on average shares outstanding.

(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d) Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash in U.S. dollars (“cash creations”).

(e) Portfolio turnover rate excluding cash creations was as follows:	21%		12%		11%		8%		11%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	58

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Colombia ETF
	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16

Net asset value, beginning of year	$12.42	$13.96	$14.58	$13.18	$11.88

Net investment income(a)	0.37	0.35	0.30	0.23	0.25
Net realized and unrealized gain (loss)(b)	(3.60)	(1.50)	(0.70)	1.34	1.23

Net increase (decrease) from investment operations	(3.23)	(1.15)	(0.40)	1.57	1.48

Distributions(c)
From net investment income	(0.33)	(0.39)	(0.22)	(0.17)	(0.18)

Total distributions	(0.33)	(0.39)	(0.22)	(0.17)	(0.18)

Net asset value, end of year	$8.86	$12.42	$13.96	$14.58	$13.18

Total Return
Based on net asset value	(26.40)%	(8.18)%	(2.69)%	12.05%	12.49%

Ratios to Average Net Assets
Total expenses	0.61%	0.61%	0.61%	0.61%	0.61%

Net investment income	3.43%	2.71%	2.01%	1.72%	2.16%

Supplemental Data
Net assets, end of year (000)	$18,611	$23,605	$25,834	$22,594	$17,136

Portfolio turnover rate(d)	75%	88%	26%	14%	68%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

59	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Israel ETF
	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16

Net asset value, beginning of year	$53.28	$56.62	$48.19	$49.36	$50.51

Net investment income(a)	0.23	0.33	0.59	0.62	0.71
Net realized and unrealized gain (loss)(b)	4.31	(3.42)	8.88	(0.98)	(0.87)

Net increase (decrease) from investment operations	4.54	(3.09)	9.47	(0.36)	(0.16)

Distributions(c)
From net investment income	(1.12)	(0.25)	(1.04)	(0.81)	(0.99)

Total distributions	(1.12)	(0.25)	(1.04)	(0.81)	(0.99)

Net asset value, end of year	$56.70	$53.28	$56.62	$48.19	$49.36

Total Return
Based on net asset value	8.53%	(5.45)%	19.91%	(0.77)%	(0.23)%

Ratios to Average Net Assets
Total expenses	0.59%	0.59%	0.59%	0.62%	0.64%

Net investment income	0.43%	0.60%	1.15%	1.25%	1.46%

Supplemental Data
Net assets, end of year (000)	$104,903	$114,553	$121,735	$89,152	$93,793

Portfolio turnover rate(d)	7%	17%	6%	28%	46%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	60

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Russia ETF

	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17 (a)	Year Ended 08/31/16 (a)

Net asset value, beginning of year	$37.81	$32.47	$32.13	$27.92	$25.03

Net investment income(b)	1.87	2.33	1.21	1.14	1.06
Net realized and unrealized gain (loss)(c)	(1.99)	5.04	0.22	4.07	2.65

Net increase (decrease) from investment operations	(0.12)	7.37	1.43	5.21	3.71

Distributions(d)
From net investment income	(2.82)	(2.03)	(1.09)	(1.00)	(0.82)

Total distributions	(2.82)	(2.03)	(1.09)	(1.00)	(0.82)

Net asset value, end of year	$34.87	$37.81	$32.47	$32.13	$27.92

Total Return
Based on net asset value	(1.28)%	23.64%	4.37%	18.73%	15.62%

Ratios to Average Net Assets
Total expenses	0.59%	0.59%	0.59%	0.62%	0.64%

Net investment income	4.97%	6.60%	3.50%	4.27%	4.17%

Supplemental Data
Net assets, end of year (000)	$467,203	$627,581	$478,860	$530,076	$319,629

Portfolio turnover rate(e)	30%	18%	32%	18%	23%

(a)	Per share amounts reflect a one-for-two reverse stock split effective after the close of trading on November 4, 2016.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

61	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI South Africa ETF

	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16

Net asset value, beginning of year	$47.96	$54.87	$62.62	$52.78	$57.44

Net investment income(a)	4.94	1.31	1.41	1.07	1.02
Net realized and unrealized gain (loss)(b)	(10.38)	(5.84)	(7.69)	9.79	(3.24)

Net increase (decrease) from investment operations	(5.44)	(4.53)	(6.28)	10.86	(2.22)

Distributions(c)
From net investment income	(5.35)	(2.38)	(1.47)	(1.02)	(2.44)

Total distributions	(5.35)	(2.38)	(1.47)	(1.02)	(2.44)

Net asset value, end of year	$37.17	$47.96	$54.87	$62.62	$52.78

Total Return
Based on net asset value	(13.09)%	(8.45)%	(10.20)%	20.91%	(3.64)%

Ratios to Average Net Assets
Total expenses	0.59%	0.59%	0.59%	0.62%	0.64%

Net investment income	11.79%	2.48%	2.20%	1.91%	1.96%

Supplemental Data
Net assets, end of year (000)	$323,418	$374,067	$373,114	$419,587	$406,443

Portfolio turnover rate(d)	46%	12%	15%	13%	12%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	62

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Turkey ETF

	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16

Net asset value, beginning of year	$24.08	$20.09	$46.17	$38.16	$38.27

Net investment income(a)	0.30	0.60	1.01	0.97	0.96
Net realized and unrealized gain (loss)(b)	(3.94)	4.06	(26.05)	8.12	(0.17)

Net increase (decrease) from investment operations	(3.64)	4.66	(25.04)	9.09	0.79

Distributions(c)
From net investment income	(0.45)	(0.67)	(1.04)	(1.08)	(0.90)

Total distributions	(0.45)	(0.67)	(1.04)	(1.08)	(0.90)

Net asset value, end of year	$19.99	$24.08	$20.09	$46.17	$38.16

Total Return
Based on net asset value	(15.48)%	23.38%	(54.97)%	24.23%	1.98%

Ratios to Average Net Assets
Total expenses	0.59%	0.59%	0.59%	0.62%	0.64%

Net investment income	1.22%	2.43%	2.76%	2.58%	2.45%

Supplemental Data
Net assets, end of year (000)	$178,947	$314,190	$386,797	$424,727	$368,225

Portfolio turnover rate(d)	12%	20%	7%	6%	6%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

63	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI USA Equal Weighted ETF

	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16

Net asset value, beginning of year	$58.13	$59.33	$51.30	$46.05	$42.51

Net investment income(a)	1.09	0.92	0.98	0.85	0.77
Net realized and unrealized gain (loss)(b)	4.65	(1.11)	7.94	5.18	3.63

Net increase (decrease) from investment operations	5.74	(0.19)	8.92	6.03	4.40

Distributions(c)
From net investment income	(1.08)	(1.01)	(0.89)	(0.78)	(0.86)

Total distributions	(1.08)	(1.01)	(0.89)	(0.78)	(0.86)

Net asset value, end of year	$62.79	$58.13	$59.33	$51.30	$46.05

Total Return
Based on net asset value	10.18%	(0.23)%	17.55%	13.22%	10.54%

Ratios to Average Net Assets
Total expenses	0.15%	0.15%	0.15%	0.15%	0.15%

Net investment income	1.84%	1.63%	1.76%	1.72%	1.79%

Supplemental Data
Net assets, end of year (000)	$226,062	$308,090	$192,820	$135,945	$73,673

Portfolio turnover rate(d)	30%	24%	23%	27%	28%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	64

Notes to Financial Statements

1.	ORGANIZATION

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification

MSCI Brazil	Non-diversified
MSCI Chile	Non-diversified
MSCI Colombia	Non-diversified
MSCI Israel	Non-diversified
MSCI Russia	Non-diversified
MSCI South Africa	Non-diversified
MSCI Turkey	Non-diversified
MSCI USA Equal Weighted	Diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities are reflected in tax reclaims receivable. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a return of capital or capital gain. Non-cash dividends, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is accrued daily.

Foreign CurrencyTranslation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in non-U.S. currencies are translated to U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. Such fluctuations are reflected by the Funds as a component of net realized and unrealized gain (loss) from investments for financial reporting purposes. Each Fund reports realized currency gain (loss) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2020, if any, are disclosed in the statement of assets and liabilities.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

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Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Futures contracts are valued based on that day’s last reported settlement price on the exchange where the contract is traded.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of August 31, 2020, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral

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Notes to Financial Statements  (continued)

received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of August 31, 2020 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of August 31, 2020:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

MSCI Colombia
JPMorgan Securities LLC	$51,870	$51,870		$—	$—

MSCI Israel
BNP Paribas Prime Brokerage International Ltd.	$994,500	$994,500		$—	$—
Jefferies LLC	784,550	784,550		—	—
JPMorgan Securities LLC	911,661	911,661		—	—
Scotia Capital (USA) Inc.	2,900	2,900		—	—
UBS AG	424,795	424,795		—	—

	$3,118,406	$3,118,406		$—	$—

MSCI South Africa

HSBC Bank PLC	$3,898,581	$3,898,581		$—	$—

MSCI Turkey
Barclays Capital Inc.	$262,498	$262,498		$—	$—
BofA Securities, Inc.	2,010,829	2,010,829		—	—
Credit Suisse Securities (USA) LLC	1,182,054	1,182,054		—	—
Goldman Sachs & Co.	4,684,027	4,684,027		—	—
HSBC Bank PLC	432,265	432,265		—	—
JPMorgan Securities LLC	247,004	247,004		—	—
Morgan Stanley & Co. LLC	4,720,989	4,720,989		—	—
SG Americas Securities LLC	215,421	215,421		—	—

	$13,755,087	$13,755,087		$—	$—

MSCI USA Equal Weighted
BNP Paribas Prime Brokerage International Ltd.	$106,392	$106,392		$—	$—
Citigroup Global Markets Inc.	184,572	184,572		—	—
Credit Suisse Securities (USA) LLC	475,604	475,604		—	—
Goldman Sachs & Co.	1,118,726	1,118,726		—	—
Morgan Stanley & Co. LLC	701,591	701,591		—	—
SG Americas Securities LLC	281,133	279,214		—	(1,919	)(b)
State Street Bank & Trust Company	505,307	505,307		—	—
UBS AG	473,596	473,596		—	—

	$3,846,921	$3,845,002		$—	$(1,919)

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

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Notes to Financial Statements  (continued)

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Each Fund’s use of futures contracts is generally limited to cash equitization. This involves the use of available cash to invest in index futures contracts in order to gain exposure to the equity markets represented in or by the Fund’s underlying index and is intended to allow the Fund to better track its underlying index. Futures contracts are standardized, exchange-traded agreements to buy or sell a specific quantity of an underlying instrument at a set price on a future date. Depending on the terms of a contract, a futures contract is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date.

Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Securities deposited as initial margin, if any, are designated in the schedule of investments and cash deposited, if any, is shown as cash pledged for futures contracts in the statement of assets and liabilities.

Pursuant to the contract, a fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation or depreciation and, if any, shown as variation margin receivable or payable on futures contracts in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).

For its investment advisory services to each of the iShares MSCI Brazil, iShares MSCI Chile, iShares MSCI Israel, iShares MSCI Russia, iShares MSCI South Africa and iShares MSCI Turkey ETFs, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee

First $2 billion	0.74%
Over $2 billion, up to and including $4 billion	0.69
Over $4 billion, up to and including $8 billion	0.64
Over $8 billion, up to and including $16 billion	0.57
Over $16 billion, up to and including $24 billion	0.51
Over $24 billion, up to and including $32 billion	0.48
Over $32 billion	0.45

For its investment advisory services to each of the following Funds, BFAis entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee

MSCI Colombia	0.61%
MSCI USA Equal Weighted	0.15

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

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Notes to Financial Statements  (continued)

Pursuant to the current securities lending agreement, the iShares MSCI USA Equal Weighted ETF (the “Group 1 Fund”), retains 75% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Pursuant to the current securities lending agreement, each of iShares MSCI Brazil ETF, iShares MSCI Chile ETF, iShares MSCI Colombia ETF, iShares MSCI Israel ETF, iShares MSCI Russia ETF, iShares MSCI South Africa ETF and iShares MSCI Turkey ETF (the “Group 2 Funds”), retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds a specified threshold: (1) the Group 1 Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 80% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees, and (2) each Group 2 Fund will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2020, the Group 1 Fund retained 73.5% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. Each Group 2 Fund retained 82% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in a calendar year exceeded a specified threshold: (1) the Group 1 Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 80% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees, and (2) Each Group 2 Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statement of operations. For the year ended August 31, 2020, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC

MSCI Colombia	$136
MSCI Israel	14,850
MSCI South Africa	11,979
MSCI Turkey	302,414
MSCI USA Equal Weighted	27,731

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2020, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

MSCI Israel	$309,603	$737,731	$(2,161,795)
MSCI Russia	8,018,863	868,991	(242,115)
MSCI South Africa	—	28,469,713	(2,519,170)
MSCI USA Equal Weighted	33,800,424	30,425,838	(2,243,363)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended August 31, 2020, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

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Notes to Financial Statements  (continued)

iShares ETF	Purchases	Sales

MSCI Brazil	$2,246,199,638	$2,110,462,539
MSCI Chile	480,361,986	204,248,488
MSCI Colombia	15,716,199	15,767,134
MSCI Israel	7,774,054	10,327,675
MSCI Russia	161,590,571	206,784,768
MSCI South Africa	148,694,910	159,256,696
MSCI Turkey	35,638,243	35,159,123
MSCI USA Equal Weighted	83,416,731	83,027,670

For the year ended August 31, 2020, purchases and sales related to in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

MSCI Colombia	$712,742	$668,931
MSCI Israel	11,388,188	27,834,009
MSCI Russia	57,331,057	140,311,002
MSCI South Africa	230,360,849	167,610,451
MSCI Turkey	87,008,732	183,589,942
MSCI USA Equal Weighted	75,577,271	155,129,485

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2020, the following permanent differences attributable to distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Loss

MSCI Colombia	$19,888	$(19,888)
MSCI Israel	5,951,589	(5,951,589)
MSCI Russia	31,984,868	(31,984,868)
MSCI South Africa	(29,594,698)	29,594,698
MSCI Turkey	(11,612,804)	11,612,804
MSCI USA Equal Weighted	13,047,361	(13,047,361)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 08/31/20	Year Ended 08/31/19

MSCI Brazil
Ordinary income	$213,084,247	$220,258,100

MSCI Chile
Ordinary income	$8,685,975	$ 7,045,063
Return of capital	—	197,183

	$8,685,975	$ 7,242,246

MSCI Colombia
Ordinary income	$623,029	$ 580,532

MSCI Israel
Ordinary income	$2,326,790	$ 616,740

MSCI Russia
Ordinary income	$40,113,639	$ 32,427,517

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Notes to Financial Statements  (continued)

iShares ETF	Year Ended 08/31/20	Year Ended 08/31/19

MSCI South Africa
Ordinary income	$42,715,529	$ 18,209,216

MSCI Turkey
Ordinary income	$5,455,619	$ 10,891,206

MSCI USA Equal Weighted
Ordinary income	$5,421,593	$ 4,050,996

As of August 31, 2020, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Qualified Late-Year Losses	Total

MSCI Brazil	$—	$(3,742,902,913)	$173,416,759	$(5,847,488)	$(3,575,333,642)
MSCI Chile	125,767	(193,015,291)	(112,503,529)	—	(305,393,053)
MSCI Colombia	66,418	(14,462,662)	(3,401,968)	—	(17,798,212)
MSCI Israel	—	(33,786,237)	(17,687,595)	(821,440)	(52,295,272)
MSCI Russia	6,825,310	(107,794,095)	(22,758,904)	—	(123,727,689)
MSCI South Africa	11,761,891	(239,809,605)	(128,373,902)	—	(356,421,616)
MSCI Turkey	970,408	(206,672,869)	(172,882,279)	—	(378,584,740)
MSCI USA Equal Weighted	463,736	(17,749,445)	17,175,400	—	(110,309)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the characterization of corporate actions.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2020, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

MSCI Brazil	$5,109,991,094	$722,579,969	$(547,748,940)	$174,831,029
MSCI Chile	556,411,667	17,770,612	(130,274,141)	(112,503,529)
MSCI Colombia	22,079,637	(2,660,117)	(742,188)	(3,402,305)
MSCI Israel	125,730,660	20,492,915	(38,181,901)	(17,688,986)
MSCI Russia	492,165,549	12,910,476	(35,672,884)	(22,762,408)
MSCI South Africa	456,648,328	21,517,023	(149,891,157)	(128,374,134)
MSCI Turkey	366,606,859	4,151,491	(177,012,808)	(172,861,317)
MSCI USA Equal Weighted	212,715,542	32,059,666	(14,884,266)	17,175,400

9.	LINE OF CREDIT

The iShares MSCI Brazil ETF, iShares MSCI Colombia ETF and iShares MSCI Russia ETF, along with certain other iShares funds (“Participating Funds”), are parties to a $300 million credit agreement (“Credit Agreement”) with State Street Bank and Trust Company, which expires on July 15, 2021. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Credit Agreement sets specific sub limits on aggregate borrowings based on two tiers of Participating Funds: $300 million with respect to the funds within Tier 1, iShares MSCI Colombia ETF, and $200 million with respect to Tier 2, iShares MSCI Brazil ETF and iShares MSCI Russia ETF. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Credit Agreement. The Credit Agreement has the following terms: a commitment fee of 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR rate (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Credit Agreement.

The Funds did not borrow under the credit agreement during the year ended August 31, 2020.

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Notes to Financial Statements  (continued)

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honor its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the statement of assets and liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities.

Certain Funds invest a significant portion of their assets in securities of issuers located in Russia or with significant exposure to Russian issuers or countries. The United States and the European Union, along with the regulatory bodies of a number of countries including Japan, Australia, Norway, Switzerland and Canada, have imposed economic sanctions, which can consist of prohibiting certain securities trades, prohibiting certain private transactions in the energy sector, asset freezes and prohibition of all business, on certain Russian individuals and Russian corporate entities. Broader sanctions on Russia could also be instituted. These sanctions, or even

N O T E S T O F I N A N C I A L S T A T E M E N T S	72

Notes to Financial Statements  (continued)

the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy, and may negatively impact a fund. Current or future sanctions may result in Russia taking counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities. These retaliatory measures may include the immediate freeze of Russian assets held by a fund.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the schedule of investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 08/31/20		Year Ended 08/31/19

iShares ETF	Shares	Amount	Shares	Amount

MSCI Brazil
Shares sold	35,400,000	$1,520,040,076	39,900,000	$1,597,335,848
Shares redeemed	(56,600,000)	(1,318,870,523)	(11,100,000)	(450,367,072)

Net increase (decrease)	(21,200,000)	$201,169,553	28,800,000	$1,146,968,776

MSCI Chile
Shares sold	13,200,000	$401,087,421	6,150,000	$266,264,905
Shares redeemed	(5,000,000)	(126,715,904)	(5,950,000)	(253,990,967)

Net increase	8,200,000	$274,371,517	200,000	$12,273,938

MSCI Colombia
Shares sold	1,150,000	$10,176,860	1,050,000	$13,424,743
Shares redeemed	(950,000)	(10,302,637)	(1,000,000)	(13,023,149)

Net increase (decrease)	200,000	$(125,777)	50,000	$401,594

MSCI Israel
Shares sold	250,000	$11,627,251	900,000	$48,475,728
Shares redeemed	(550,000)	(28,947,344)	(900,000)	(48,861,180)

Net decrease	(300,000)	$(17,320,093)	—	$(385,452)

MSCI Russia
Shares sold	2,250,000	$86,401,136	3,000,000	$102,646,729
Shares redeemed	(5,450,000)	(202,731,600)	(1,150,000)	(39,850,012)

Net increase (decrease)	(3,200,000)	$(116,330,464)	1,850,000	$62,796,717

MSCI South Africa
Shares sold	5,500,000	$212,642,906	8,400,000	$448,398,024
Shares redeemed	(4,600,000)	(168,691,427)	(7,400,000)	(385,581,253)

Net increase	900,000	$43,951,479	1,000,000	$62,816,771

MSCI Turkey
Shares sold	3,850,000	$91,603,249	6,500,000	$152,434,904
Shares redeemed	(7,950,000)	(185,337,414)	(12,700,000)	(314,093,801)

Net decrease	(4,100,000)	$(93,734,165)	(6,200,000)	$(161,658,897)

MSCI USA Equal Weighted
Shares sold	1,350,000	$75,965,854	2,450,000	$138,103,245
Shares redeemed	(3,050,000)	(155,938,421)	(400,000)	(22,826,092)

Net increase (decrease)	(1,700,000)	$(79,972,567)	2,050,000	$115,277,153

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Notes to Financial Statements  (continued)

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

12.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. In an opinion dated January 23, 2020, the California Court of Appeal affirmed the dismissal of Plaintiffs’ claims. On March 3, 2020, plaintiffs filed a petition for review by the California Supreme Court. On May 27, 2020, the California Supreme Court denied Plaintiff’s petition for review. The case is now closed.

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	74

Report of Independent Registered Public Accounting Firm

To the Board of Directors of iShares, Inc. and

Shareholders of iShares MSCI Brazil ETF, iShares MSCI Chile ETF, iShares MSCI Colombia ETF,

iShares MSCI Israel ETF, iShares MSCI Russia ETF, iShares MSCI South Africa ETF,

iShares MSCI Turkey ETF and iShares MSCI USA Equal Weighted ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares MSCI Brazil ETF, iShares MSCI Chile ETF, iShares MSCI Colombia ETF, iShares MSCI Israel ETF, iShares MSCI Russia ETF, iShares MSCI South Africa ETF, iShares MSCI Turkey ETF and iShares MSCI USA Equal Weighted ETF (eight of the funds constituting iShares, Inc., hereafter collectively referred to as the “Funds”) as of August 31, 2020, the related statements of operations for the year ended August 31, 2020, the statements of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2020 and each of the financial highlights for each of the five years in the period ended August 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 21, 2020

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information (unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal year ended August 31, 2020 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividends-Received Deduction

MSCI USA Equal Weighted	89.17%

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2020:

iShares ETF	Qualified Dividend Income

MSCI Colombia	$32,814
MSCI Israel	1,270,442
MSCI Russia	32,154,068
MSCI South Africa	16,266,579
MSCI Turkey	4,366,803
MSCI USA Equal Weighted	4,823,389

The following maximum amounts are hereby designated as qualified business income for individuals for the fiscal year ended August 31, 2020:

iShares ETF	Qualified Business Income

MSCI USA Equal Weighted	$163,785

For the fiscal year ended August 31, 2020, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid

MSCI Brazil	$239,881,804	$21,073,181
MSCI Chile	15,870,719	4,625,794
MSCI Colombia	943,783	102,097
MSCI Israel	1,413,203	338,741
MSCI Russia	33,508,918	3,372,820
MSCI South Africa	52,709,687	1,479,657
MSCI Turkey	4,320,470	568,403

I M P O R T A N T T A X I N F O R M A T I O N	76

Board Review and Approval of Investment Advisory Contract

iShares MSCI Brazil ETF, iShares MSCI Chile ETF, iShares MSCI Israel ETF, iShares MSCI South Africa ETF, iShares MSCI Turkey ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on April 17, 2020 and May 19, 2020, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 8-10, 2020, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Contract for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2019, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 8-10, 2020 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares

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Board Review and Approval of Investment Advisory Contract  (continued)

funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

iShares MSCI Colombia ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s

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service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on April 17, 2020 and May 19, 2020, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 8-10, 2020, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Contract for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the overall fund expenses (net of waivers and reimbursements) for the Fund were higher than the median of overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2019, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 8-10, 2020 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue,

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including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

iShares MSCI Russia ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on April 17, 2020 and May 19, 2020, a committee composed of all of the Independent Board Members (the “15(c) Committee”),

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with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 8-10, 2020, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Contract for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the overall fund expenses (net of waivers and reimbursements) for the Fund were higher than the median of overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2019, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 8-10, 2020 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

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Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board further noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

iShares MSCI USA Equal Weighted ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on April 17, 2020 and May 19, 2020, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 8-10, 2020, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the

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Board Review and Approval of Investment Advisory Contract  (continued)

extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Contract for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2019, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 8-10, 2020 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through

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Board Review and Approval of Investment Advisory Contract  (continued)

relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	84

Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

August 31, 2020

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
MSCI Brazil(a)	$1.012456	$—	$0.019606	$1.032062	98%	—%	2%		100%
MSCI Chile	0.579917	—	—	0.579917	100	—	—		100
MSCI Colombia	0.331541	—	—	0.331541	100	—	—		100
MSCI Israel(a)	1.002971	—	0.115098	1.118069	90	—	10		100
MSCI Russia(a)	2.284813	—	0.539720	2.824533	81	—	19		100
MSCI Turkey(a)	0.333411	—	0.119223	0.452634	74	—	26		100
MSCI USA Equal Weighted(a)	1.078980	—	0.002127	1.081107	100	—	0	(b)	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

(b)	Rounds to less than 1%.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (the “Directive”) imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside of the EU, such as BFA (the “Company”). Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

The Company has registered the iShares MSCI Brazil ETF and iShares MSCI USA Equal Weighted ETF (each a “Fund”, collectively the “Funds”) to be marketed to EU investors in the United Kingdom, the Netherlands, Finland, Sweden and Luxembourg.

Report on Remuneration

The Company is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Funds.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the each Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programmes which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

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Supplemental Information (unaudited) (continued)

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organisational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the each Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the iShares MSCI Brazil ETF in respect of the Company’s financial year ending December 31, 2019 was USD 906.51 thousand. This figure is comprised of fixed remuneration of USD 419.1 thousand and variable remuneration of USD 487.41 thousand. There were a total of 448 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the iShares MSCI Brazil ETF in respect of the Company’s financial year ending December 31, 2019, to its senior management was USD 115.59 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 13.59 thousand.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the iShares MSCI USA Equal Weighted ETF in respect of the Company’s financial year ending December 31, 2019 was USD 29.74 thousand. This figure is comprised of fixed remuneration of USD 13.75 thousand and variable remuneration of USD 15.99 thousand. There were a total of 448 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the iShares MSCI USA Equal Weighted ETF in respect of the Company’s financial year ending December 31, 2019, to its senior management was USD 3.79 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 0.45 thousand.

S U P P L E M E N T A L I N F O R M A T I O N	86

Director and Officer Information

The Board of Directors has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFAor its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 368 funds as of August 31, 2020. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Director and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., ParkAvenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

Robert S. Kapito(a) (63)	Director (since 2009).

President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).

Director of BlackRock, Inc. (since 2006); Trustee of iShares Trust (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (50)	Director (since 2019).

Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).

Trustee of iShares Trust (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.
(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

Cecilia H. Herbert (71)	Director (since 2005); Independent Board Chair (since 2016).

Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.

Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares Trust and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (64)	Director (since 2015); Risk Committee Chair (since 2016).

Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).

Trustee of iShares Trust (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (65)	Director (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

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Director and Officer Information  (continued)

Independent Directors (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

John E. Kerrigan (65)	Director (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (61)	Director (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (59)	Director (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (since 2017); and Director of Reading Partners (2012-2016).	Trustee of iShares Trust (since 2003); Trustee of iShares U.S. ETF Trust (since 2011); Director of Cloudera Foundation (since 2017); and Director of Reading Partners (2012-2016).

Madhav V. Rajan (56)	Director (since 2011); Fixed Income Plus Committee Chair (since 2019).

Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).

Trustee of iShares Trust (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (49)	President (since 2019).

Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (46)	Treasurer and Chief Financial Officer (since 2020).

Managing Director, BlackRock, Inc. (since September 2019); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (53)	Chief Compliance Officer (since 2006).

Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre (45)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (51)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (59)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Marybeth Leithead (57)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	88

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The iShares Funds’ Forms N-Q are available on the SEC’s website at sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

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Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

NVS	Non-Voting Shares

PJSC	Public Joint Stock Company

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	90

Want to know more?

iShares.com    |    1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2020 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-804-0820

AUGUST 31, 2020

2020 Annual Report

iShares, Inc.

•	iShares MSCI Australia ETF | EWA | NYSE Arca

•	iShares MSCI Canada ETF | EWC | NYSE Arca

•	iShares MSCI Japan ETF | EWJ | NYSE Arca

•	iShares MSCI Mexico ETF | EWW | NYSE Arca

•	iShares MSCI South Korea ETF | EWY | NYSE Arca

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary. Please note that not all financial intermediaries may offer this service.

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of August 31, 2020 has been a time of sudden change in global financial markets, as the emergence and spread of the coronavirus led to a vast disruption in the global economy and financial markets. For most of the first half of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, countries around the world took economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off, and unemployment claims spiked, causing a global recession and a sharp fall in equity prices.

After markets hit their lowest point during the reporting period in late March 2020, a steady recovery ensued, as businesses began to re-open and governments learned to adapt to life with the virus. Equity prices continued to rise throughout the summer, fed by strong fiscal and monetary support and improving economic indicators. By the end of the reporting period, all major investment categories posted positive returns, and many equity indices were near all-time highs. In the United States, large-capitalization stocks advanced significantly, outperforming small-capitalization stocks, which also gained for the reporting period. International equities from developed economies also turned in a positive performance while lagging emerging market stocks, which rebounded sharply.

During the market downturn, the performance of different types of fixed-income securities initially diverged due to a reduced investor appetite for risk. U.S. Treasuries benefited from the risk-off environment, and posted solid returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) touched an all-time low. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and both investment-grade and high-yield bonds recovered to post positive returns.

The Fed reduced interest rates twice in late 2019 to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also implemented a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion is likely to continue as economic activity resumes. Several risks remain, however, including a potential resurgence of the coronavirus amid loosened restrictions, policy fatigue among governments already deep into deficit spending, and structural damage to the financial system from lengthy economic interruptions.

Overall, we favor a moderately positive stance toward risk, and in particular toward credit given the extraordinary central bank measures taken in recent months. This support extends beyond investment-grade corporates and into high-yield, leading to attractive opportunities in that end of the market. We believe that international diversification and sustainable investments can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments. We remain neutral on equities overall while favoring European stocks, which are poised for cyclical upside as re-openings continue.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit ishares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of August 31, 2020
	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	19.63%	21.94%

U.S. small cap equities (Russell 2000® Index)	6.57	6.02

International equities (MSCI Europe, Australasia, Far East Index)	7.10	6.13

Emerging market equities (MSCI Emerging Markets Index)	11.23	14.49

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.34	1.26

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	4.67	8.93

U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.98	6.47

Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.29	3.15

U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.04	4.65

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares, Inc.

Global Market Overview

Global equity markets advanced strongly during the 12 months ended August 31, 2020 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 16.52% in U.S. dollar terms for the reporting period.

Global stocks gained steadily for much of the first half of the reporting period, supported by slowing but resilient growth and accommodative monetary policy from major central banks. Equity markets ended 2019 on a positive note, as a trade agreement between the U.S. and China helped alleviate one of the world economy’s most significant risks.

However, the spread of the coronavirus upended global equity markets in early 2020. As the extent of the outbreak became apparent in February 2020, restrictions on travel and work disrupted the global economy and precipitated a sharp decline in equity prices. Beginning in late March 2020, equity prices posted a strong recovery, buoyed by massive stimulus from the world’s largest central banks and governments, the phased reopening of countries’ economies, and optimism surrounding prospective vaccines. By the end of the reporting period, equities posted positive returns in all of the world’s major regions despite the onset of a significant global recession.

In the U.S., following the issuance of stay-at-home orders, nonessential business closures, and other coronavirus-related restrictions on public gatherings, whole portions of the economy shut down. Businesses associated with travel and leisure were particularly affected, as air traffic declined, and conferences and events were postponed. The disruption created by these sudden changes led to an annualized economic contraction of 31.7% in the second quarter of 2020.

In response to the pandemic, the federal government enacted over U.S. $2 trillion in stimulus spending. The U.S. Federal Reserve Bank (“Fed”) also acted to stabilize markets by implementing two emergency interest rate reductions and launching a bond-buying program that included U.S. Treasuries, corporate and municipal bonds, and securities backed by mortgages and auto loans. The unprecedented level of Fed intervention and support from government stimulus led to a significant recovery in U.S. stock prices, many of which reached record highs by the end of the reporting period.

Europe was similarly affected by the coronavirus, as many of the area’s largest economies instituted social distancing policies that significantly limited economic activity, leading to a rapid decline in stock prices. To mitigate the economic impact of this disruption, many countries individually implemented fiscal stimulus plans. In July 2020, Eurozone countries reached a historic deal for a collective €750 billion in stimulus spending, in addition to a large European Central Bank (“ECB”) bond-buying plan. European stocks recovered late in the reporting period to post positive returns overall but trailed most other regions of the globe.

Asia-Pacific stocks posted strong returns despite a sharp decline during the first quarter of 2020 as the coronavirus outbreaks worsened. Although widespread business and factory closures led to economic weakness initially, the Chinese economy showed signs of recovery late in the reporting period, leading to a significant rise in Asia-Pacific equity markets, which are highly sensitive to economic conditions in China.

Emerging market stocks outside of Asia declined, driven by sharply weaker currencies and lower commodities prices, which weighed on economies reliant on these exports. Latin America drove emerging markets declines, hindered by mass business closures and bankruptcies, political and social unrest, and among the world’s highest level of coronavirus cases.

M A R K E T O V E R V I E W	4

Fund Summary as of August 31, 2020	iShares® MSCI Australia ETF

Investment Objective

The iShares MSCI Australia ETF (the “Fund”) seeks to track the investment results of an index composed of Australian equities, as represented by the MSCI Australia Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	0.99%	7.26%	4.97%	0.99%	41.97%	62.44%
Fund Market	(0.64)	6.93	4.72	(0.64)	39.83	58.56
Index	1.43	7.66	5.37	1.43	44.60	68.76

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,063.20	$ 2.70		$ 1,000.00	$ 1,022.50	$ 2.64		0.52%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 15 for more information.

5	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2020 (continued)	iShares® MSCI Australia ETF

Portfolio Management Commentary

Australian stocks posted modest gains during the reporting period, helped by fiscal stimulus measures passed by the government in response to the coronavirus recession. The centerpiece of the legislation was a biweekly payment to employers to help cover wages and reduce unemployment. The monetary policy response was more subdued but included interest rate reductions, significant lending to banks, and some quantitative easing. In this environment, the Australian dollar appreciated substantially against the U.S. dollar, which contributed to the Index’s return.

The materials sector contributed significantly to the Index’s performance, as the metals and mining industry benefited from high iron ore prices. Australian exports of iron ore reached record levels, primarily due to strong demand from China amid economic recovery from the pandemic.

The healthcare sector advanced, driven by solid gains in the biotechnology industry. Sales grew for hemophilia and immunodeficiency treatments, particularly immunoglobulin therapy products that can be self-administered in the home. The consumer discretionary sector also posted gains amid significant increases in online shopping. The information technology sector was another contributor to the Index’s return, as electronic payment services expanded globally in the IT services industry. In addition, the consumer staples sector benefited from consumer stockpiling of food and personal products.

On the downside, the financials sector detracted the most from the Index’s performance, as a weak economic outlook led banks to increase provisions for bad and doubtful debts. Banks also closed a significant number of branches and thousands of ATMs amid a pandemic-driven shift away from cash. Moreover, regulators required banks to reduce dividend payouts. The energy sector was another detractor, partly due to lower oil prices stemming from pandemic-related reductions in demand. The real estate sector also declined, as coronavirus-related restrictions negatively impacted rent collections from retailers.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Financials	31.5%
Materials	19.8
Health Care	12.9
Real Estate	6.9
Consumer Staples	6.5
Consumer Discretionary	6.2
Industrials	5.8
Energy	4.1
Information Technology	2.3
Communication Services	2.1
Utilities	1.9

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
CSL Ltd.	9.9%
Commonwealth Bank of Australia	9.2
BHP Group Ltd.	8.5
Westpac Banking Corp.	4.8
National Australia Bank Ltd.	4.4
Wesfarmers Ltd.	4.1
Australia & New Zealand Banking Group Ltd.	4.0
Woolworths Group Ltd.	3.8
Macquarie Group Ltd.	3.3
Transurban Group	2.8

F U N D S U M M A R Y	6

Fund Summary as of August 31, 2020	iShares® MSCI Canada ETF

Investment Objective

The iShares MSCI Canada ETF (the “Fund”) seeks to track the investment results of an index composed of Canadian equities, as represented by the MSCI Canada Custom Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	4.32%	5.95%	3.18%	4.32%	33.54%	36.70%
Fund Market	4.32	5.70	3.16	4.32	31.93	36.52
Index	4.40	6.10	3.36	4.40	34.44	39.14

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through August 31, 2017 reflects the performance of the MSCI Canada Index. Index performance beginning on September 1, 2017 reflects the performance of the MSCI Canada Custom Capped Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,054.10	$ 2.68		$ 1,000.00	$ 1,022.50	$ 2.64		0.52%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 15 for more information.

7	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2020 (continued)	iShares® MSCI Canada ETF

Portfolio Management Commentary

Canadian equities posted a positive return for the reporting period, as the government loosened monetary policy and passed a notable fiscal stimulus package to mitigate the economic impact of the coronavirus pandemic. The Bank of Canada instituted quantitative easing, reduced interest rates, and launched a plan to provide liquidity to banks. Canadian fiscal stimulus programs included substantial unemployment payments, wage subsidies, and rent subsidies for temporarily closed businesses.

The information technology sector contributed the most to the Index’s return, supported by a pandemic-driven shift toward online shopping. The internet services and infrastructure industry led the way with initiatives to help brick-and-mortar merchants set up operations for their online storefronts. Sales volumes at these digital storefronts increased significantly. Not only did the number of merchants with e-commerce stores rise sharply, the online storefronts also helped companies rapidly scale up their e-commerce operations.

The materials sector bolstered performance, as the metals and mining industry benefited from improved profitability due to higher gold prices. Investment demand for gold rose, driven by expansionary monetary policy, concerns over economic growth, and pandemic-related uncertainty. The industrials sector was another contributor, as strong global demand for grain benefited railroad companies, which transported record grain shipments.

On the downside, the energy sector detracted from the Index’s return, as fuel consumption declined. Oil, gas, and consumable fuels companies responded to surplus oil and lower prices by reducing output to levels significantly below capacity. They also took measures to retain cash reserves, which included reducing dividends. The financials sector also weighed on performance, as write-downs of the value of loans to energy companies negatively impacted banks.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Financials	35.0%
Materials	14.2
Energy	13.3
Information Technology	11.6
Industrials	9.5
Consumer Staples	4.7
Utilities	3.7
Consumer Discretionary	3.7
Communication Services	3.0
Other (each representing less than 1%)	1.3

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Shopify Inc., Class A	7.7%
Royal Bank of Canada	7.6
Toronto-Dominion Bank (The)	6.3
Canadian National Railway Co.	4.5
Enbridge Inc.	3.9
Barrick Gold Corp.	3.7
Bank of Nova Scotia (The)	3.6
Brookfield Asset Management Inc., Class A	3.2
TC Energy Corp.	3.1
Canadian Pacific Railway Ltd.	2.8

F U N D S U M M A R Y	8

Fund Summary as of August 31, 2020	iShares® MSCI Japan ETF

Investment Objective

The iShares MSCI Japan ETF (the “Fund”) seeks to track the investment results of an index composed of Japanese equities, as represented by the MSCI Japan Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	9.76%	5.42%	6.13%	9.76%	30.20%	81.22%
Fund Market	9.71	5.42	6.14	9.71	30.20	81.46
Index	10.16	5.80	6.58	10.16	32.59	89.06

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,095.60	$ 2.74		$ 1,000.00	$ 1,022.50	$ 2.64		0.52%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 15 for more information.

9	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2020 (continued)	iShares® MSCI Japan ETF

Portfolio Management Commentary

Stocks in Japan advanced for the reporting period despite a deep recession driven by the coronavirus pandemic. Economic growth was already stagnant at the end of 2019 due to decreased exports amid slowing global trade and lower private consumption following a sales tax increase. Business closures in early 2020 sharply reduced economic activity, and Japan experienced the largest contraction on record in the second quarter of 2020. Following steep declines in the first quarter of 2020, Japanese equities rebounded in the second quarter, bolstered by massive government stimulus and a resumption of global business activity.

The healthcare and information technology sectors contributed the most to the Index’s return. Among healthcare stocks, pharmaceuticals companies posted strong gains amid positive investor sentiment about new cancer drugs and treatments for coronavirus patients. Solid profit growth among medical equipment manufacturers and companies producing technology solutions that reduce patient contact with healthcare providers boosted returns in the healthcare equipment and services industry. The information technology sector’s key drivers included stocks in the electronic equipment, instruments, and components industry, which advanced amid ongoing adoption of robotics and automated systems in manufacturing. Semiconductor equipment makers also buoyed the information technology sector’s gains, benefiting from a ban on sales of semiconductors made on equipment manufactured in the U.S. to China, which drove demand for equipment produced in Japan.

The communication services sector’s contribution was driven by wireless telecommunication services stocks, which advanced amid expectations of 5G service rollouts and gains in the portfolio companies of a large technology investment conglomerate. Entertainment companies advanced as consumers staying at home purchased more video games and gaming consoles. Machinery and building products stocks bolstered the industrials sector’s contribution, gaining amid solid sales of automatic control equipment to China and rising demand for air-purifying air conditioners.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Industrials	20.7%
Consumer Discretionary	18.0
Information Technology	12.2
Health Care	11.5
Communication Services	10.1
Financials	9.1
Consumer Staples	7.9
Materials	4.8
Real Estate	3.6
Utilities	1.5
Energy	0.6

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Toyota Motor Corp.	4.0%
Sony Corp.	2.8
SoftBank Group Corp.	2.8
Keyence Corp.	2.1
Nintendo Co. Ltd.	1.7
Takeda Pharmaceutical Co. Ltd.	1.7
Mitsubishi UFJ Financial Group Inc.	1.5
Daiichi Sankyo Co. Ltd.	1.4
Recruit Holdings Co. Ltd.	1.4
Daikin Industries Ltd.	1.3

F U N D S U M M A R Y	10

Fund Summary as of August 31, 2020	iShares® MSCI Mexico ETF

Investment Objective

The iShares MSCI Mexico ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Mexican equities, as represented by the MSCI Mexico IMI 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(19.36)%	(6.96)%	(1.98)%	(19.36)%	(30.27)%	(18.15)%
Fund Market	(19.64)	(7.06)	(1.99)	(19.64)	(30.64)	(18.20)
Index	(19.03)	(6.67)	(1.98)	(19.03)	(29.20)	(18.15)

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through February 11, 2013 reflects the performance of the MSCI Mexico Investable Market Index. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Mexico IMI 25/50 Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 804.20	$ 2.36		$ 1,000.00	$ 1,022.50	$ 2.64		0.52%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 15 for more information.

11	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2020 (continued)	iShares® MSCI Mexico ETF

Portfolio Management Commentary

Mexican equities declined significantly during the reporting period amid limited economic stimulus measures in response to the coronavirus pandemic. The government’s muted response to the pandemic was unable to prevent a protracted recession, which was driven in part by a decline in foreign investment. Policy uncertainty regarding energy market reforms also deterred foreign investment and weighed on Mexico’s economic outlook. Furthermore, the pandemic-driven decrease in demand for oil pressured the Mexican government’s considerable oil revenues. Concerns over increasing debt at state-owned oil and power companies factored into a lower credit rating for Mexico, and the Mexican peso dropped sharply relative to the U.S. dollar.

The consumer staples sector detracted substantially from the Index’s return, as higher taxes and the pandemic negatively affected the beverages industry. Stay-at-home restrictions temporarily halted most beer production in the country and led to the closure of some stores. Production disruptions created a beer shortage in Mexico and reduced export earnings.

The financials sector was another significant detractor from performance, as a lower growth outlook and weakened government finances led to credit-rating downgrades for banks. Banks posted meaningful declines in net income, suspended dividends, and prepared for a prolonged recession by substantially increasing provisions for bad loans. Furthermore, a bank failure raised concerns that banking regulations were insufficient.

The communication services sector also declined substantially, as the number of prepaid wireless customers dropped at some wireless telecommunication services companies. Moreover, the depreciation of the Mexican peso against the U.S. dollar negatively impacted earnings, as financing costs rose. The industrials sector further detracted from the Index’s performance, as reduced air travel during the pandemic drove down demand for airport services.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Consumer Staples	32.8%
Communication Services	21.9
Materials	13.7
Financials	11.4
Industrials	10.9
Real Estate	6.4
Utilities	1.4
Other (each representing less than 1%)	1.5

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
America Movil SAB de CV, Series L	17.0%
Wal-Mart de Mexico SAB de CV	10.3
Fomento Economico Mexicano SAB de CV	9.2
Grupo Financiero Banorte SAB de CV, Class O	6.6
Grupo Mexico SAB de CV, Series B	4.5
Cemex SAB de CV	4.3
Grupo Bimbo SAB de CV, Series A	2.7
Grupo Televisa SAB	2.6
Grupo Aeroportuario del Pacifico SAB de CV, Class B	2.6
Gruma SAB de CV, Class B	2.3

F U N D S U M M A R Y	12

Fund Summary as of August 31, 2020	iShares® MSCI South Korea ETF

Investment Objective

The iShares MSCI South Korea ETF (the “Fund”) seeks to track the investment results of an index composed of South Korean equities, as represented by the MSCI Korea 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	20.77%	7.65%	4.34%	20.77%	44.60%	52.99%
Fund Market	20.94	7.81	4.34	20.94	45.61	52.91
Index	21.16	8.03	4.88	21.16	47.13	61.07

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through February 11, 2013 reflects the performance of the MSCI Korea Index. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Korea 25/50 Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,172.00	$ 3.22		$ 1,000.00	$ 1,022.20	$ 3.00		0.59%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 15 for more information.

13	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2020 (continued)	iShares® MSCI South Korea ETF

Portfolio Management Commentary

South Korean stocks rose significantly during the reporting period, as the country took measures to counter the coronavirus pandemic and the ensuing economic disruption. The monetary policy response included interest rate reductions and a weekly repurchase program to supply needed liquidity to markets. The government also targeted substantial fiscal stimulus toward alleviating pandemic-related disruptions. Specific programs supported hospitals, small businesses, job retraining, companies in financial difficulty, exporters, and unemployment benefits.

Information technology stocks advanced strongly, benefiting the Index’s performance, as technology hardware and equipment companies responded to the pandemic by expanding online sales channels. Profits from sales of computer memory strengthened due to higher prices and substantial demand driven by data centers. The industry mitigated the impact of lower smartphone purchases by reducing marketing and other expenses. However, mobile manufacturing capabilities continued to expand. The electronic components industry also advanced, as higher demand for electric car batteries helped offset decreases in polymer batteries amid slower smartphone sales.

The communication services sector contributed substantially to the Index’s return, as firms in the interactive media and services industry began to recover from the pandemic’s negative impact on advertising revenue. The number of users and user engagement increased significantly, with instant message traffic volume rising considerably. The substantial growth of online storefronts for small businesses was another source of strength for the industry.

The healthcare sector bolstered performance, as the biotechnology industry benefited from regulatory approval of trials for an innovative COVID-19 treatment. Furthermore, an agreement to manufacture coronavirus antibodies helped the life sciences tools and services industry. The materials sector also contributed meaningfully to the Index’s return. The chemicals industry led the way higher, partly due to a substantial increase in electric car battery sales.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Information Technology	32.4%
Consumer Discretionary	12.3
Communication Services	11.5
Financials	9.7
Materials	9.3
Industrials	8.8
Health Care	7.1
Consumer Staples	6.4
Energy	1.7
Utilities	0.8

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Samsung Electronics Co. Ltd.	21.3%
SK Hynix Inc.	4.9
NAVER Corp.	4.8
LG Chem Ltd.	4.1
Celltrion Inc.	3.4
Hyundai Motor Co.	3.3
Samsung SDI Co. Ltd.	3.1
Kakao Corp.	2.7
Hyundai Mobis Co. Ltd.	1.9
NCSoft Corp.	1.8

F U N D S U M M A R Y	14

About Fund Performance

Past performance is no guarantee of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

15	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2020	iShares® MSCI Australia ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Airlines — 0.3%
Qantas Airways Ltd.	1,182,092	$3,444,411

Banks — 22.2%
Australia & New Zealand Banking Group Ltd.	3,665,401	49,552,447
Commonwealth Bank of Australia	2,288,351	115,553,624
National Australia Bank Ltd.	4,131,572	54,785,173
Westpac Banking Corp.	4,670,196	60,580,397

		280,471,641

Beverages — 0.8%
Coca-Cola Amatil Ltd.	654,063	4,401,780
Treasury Wine Estates Ltd.	932,798	6,381,118

		10,782,898

Biotechnology — 9.8%
CSL Ltd.	586,895	124,139,230

Capital Markets — 5.1%
ASX Ltd.	249,852	16,138,510
Macquarie Group Ltd.	435,486	41,127,519
Magellan Financial Group Ltd.	165,312	7,243,695

		64,509,724

Chemicals — 0.5%
Orica Ltd.	524,181	6,737,495

Commercial Services & Supplies — 1.3%
Brambles Ltd.	1,961,932	16,090,996

Construction & Engineering — 0.1%
CIMIC Group Ltd.	121,926	1,908,906

Construction Materials — 1.0%
James Hardie Industries PLC	573,952	13,086,289

Diversified Financial Services — 0.4%
AMP Ltd.(a)	4,452,484	5,038,036

Diversified Telecommunication Services — 1.1%
Telstra Corp. Ltd.	5,366,963	11,470,804
TPG Telecom Ltd.(a)	480,674	2,925,620

		14,396,424

Electric Utilities — 0.3%
AusNet Services	2,387,263	3,222,037

Equity Real Estate Investment Trusts (REITs) — 6.2%
BGP Holdings PLC(a)(b)	18,888,372	226
Dexus	1,410,574	9,211,365
Goodman Group	2,126,423	28,794,227
GPT Group (The)	2,523,752	7,148,466
Mirvac Group	5,096,845	7,953,372
Scentre Group	6,709,493	11,214,130
Stockland	3,089,184	9,047,037
Vicinity Centres	4,966,342	5,307,279

		78,676,102

Food & Staples Retailing — 5.6%
Coles Group Ltd.	1,723,319	22,596,534
Woolworths Group Ltd.	1,631,807	48,115,217

		70,711,751

Gas Utilities — 0.9%
APA Group	1,528,678	11,791,464

Security	Shares	Value

Health Care Equipment & Supplies — 1.0%
Cochlear Ltd.	84,913	$12,066,519

Health Care Providers & Services — 2.0%
Ramsay Health Care Ltd.	236,696	11,388,654
Sonic Healthcare Ltd.	582,242	13,800,632

		25,189,286

Hotels, Restaurants & Leisure — 2.1%
Aristocrat Leisure Ltd.	744,571	15,621,865
Crown Resorts Ltd.	478,627	3,189,256
Tabcorp Holdings Ltd.	2,843,374	7,612,196

		26,423,317

Insurance — 3.5%
Insurance Australia Group Ltd.	2,994,208	10,562,525
Medibank Pvt Ltd.	3,568,102	7,203,894
QBE Insurance Group Ltd.	1,899,225	14,902,503
Suncorp Group Ltd.	1,624,835	11,175,312

		43,844,234

Interactive Media & Services — 1.0%
REA Group Ltd.	68,265	5,763,914
Seek Ltd.	433,333	6,624,143

		12,388,057

IT Services — 2.0%
Afterpay Ltd.(a)	276,714	18,712,628
Computershare Ltd.	630,574	6,197,670

		24,910,298

Metals & Mining — 18.1%
BHP Group Ltd.	3,808,040	106,763,476
BlueScope Steel Ltd.	648,098	6,082,326
Evolution Mining Ltd.	2,097,824	8,610,521
Fortescue Metals Group Ltd.	2,187,969	28,187,511
Newcrest Mining Ltd.	1,044,174	24,680,109
Northern Star Resources Ltd.	958,811	9,679,058
Rio Tinto Ltd.	480,102	34,795,815
South32 Ltd.	6,264,669	9,729,373

		228,528,189

Multi-Utilities — 0.7%
AGL Energy Ltd.	809,864	8,864,234

Multiline Retail — 4.1%
Wesfarmers Ltd.	1,465,403	51,499,253

Oil, Gas & Consumable Fuels — 4.1%
Ampol Ltd.	323,522	6,225,561
Oil Search Ltd.	2,556,729	6,183,009
Origin Energy Ltd.	2,281,839	9,450,188
Santos Ltd.	2,294,040	9,619,477
Washington H Soul Pattinson & Co. Ltd.	137,368	2,126,289
Woodside Petroleum Ltd.	1,233,680	17,864,161

		51,468,685

Real Estate Management & Development — 0.6%
Lendlease Corp. Ltd.	856,939	7,364,164

Road & Rail — 0.6%
Aurizon Holdings Ltd.	2,477,536	7,970,336

Software — 0.3%
WiseTech Global Ltd.	188,327	3,924,831

Transportation Infrastructure — 3.4%
Sydney Airport	1,711,354	7,239,412

S C H E D U L E O F I N V E S T M E N T S	16

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Australia ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Transportation Infrastructure (continued)
Transurban Group	3,537,644	$35,214,912

		42,454,324

Total Common Stocks — 99.1% (Cost: $1,492,530,903)		1,251,903,131

Short-Term Investments

Money Market Funds — 0.0%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.07%(c)(d)	494,000	494,000

Total Short-Term Investments — 0.0% (Cost: $494,000)		494,000

Total Investments in Securities — 99.1% (Cost: $1,493,024,903)		1,252,397,131

Other Assets, Less Liabilities — 0.9%		10,861,674

Net Assets — 100.0%		$1,263,258,805

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$—	$—	$(91	)(b)	$91	$—	$—	—	$2,211	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	603,000	—	(109,000	)(b)	—	—	494,000	494,000	9,715		—

					$91	$—	$494,000		$11,926		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
ASX SPI 200 Index	101	09/17/20	$11,260	$49,740

17	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Australia ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$49,740

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$(3,101,199)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(57,156)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$11,464,242

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$1,251,902,905	$—	$226	$1,251,903,131
Money Market Funds	494,000	—	—	494,000

	$1,252,396,905	$—	$226	$1,252,397,131

Derivative financial instruments(a)
Assets
Futures Contracts	$49,740	$—	$—	$49,740

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	18

Schedule of Investments August 31, 2020	iShares® MSCI Canada ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.3%
CAE Inc.	442,231	$7,018,947

Airlines — 0.2%
Air Canada(a)(b)	264,465	3,572,343

Auto Components — 1.0%
Magna International Inc.	464,479	22,643,775

Banks — 24.0%
Bank of Montreal	1,008,983	64,103,467
Bank of Nova Scotia (The)	1,897,946	82,111,529
Canadian Imperial Bank of Commerce	704,442	55,989,880
National Bank of Canada	533,946	29,382,500
Royal Bank of Canada	2,242,076	170,923,987
Toronto-Dominion Bank (The)	2,845,519	142,106,697

		544,618,060

Capital Markets — 3.6%
Brookfield Asset Management Inc., Class A	2,102,731	71,040,499
CI Financial Corp.	372,749	5,298,217
IGM Financial Inc.	148,146	3,619,085
TMX Group Ltd.	25,155	2,647,265

		82,605,066

Chemicals — 1.5%
Nutrien Ltd.	908,926	33,700,614

Commercial Services & Supplies — 0.1%
Ritchie Bros Auctioneers Inc.	38,818	2,273,756

Construction & Engineering — 0.5%
WSP Global Inc.	183,605	12,469,555

Containers & Packaging — 0.4%
CCL Industries Inc., Class B, NVS	247,732	9,166,246

Diversified Financial Services — 0.3%
Onex Corp.	143,118	6,956,263

Diversified Telecommunication Services — 1.0%
BCE Inc.	250,378	10,772,624
TELUS Corp.	644,552	11,882,374

		22,654,998

Electric Utilities — 2.4%
Emera Inc.	387,786	15,848,348
Fortis Inc.	697,717	27,936,525
Hydro One Ltd.(c)	533,616	11,057,701

		54,842,574

Equity Real Estate Investment Trusts (REITs) — 0.5%
Canadian Apartment Properties REIT(b)	141,995	4,904,083
First Capital Real Estate Investment Trust	203,096	2,132,356
RioCan REIT	272,070	3,176,012
SmartCentres Real Estate Investment Trust	136,669	2,154,481

		12,366,932

Food & Staples Retailing — 4.2%
Alimentation Couche-Tard Inc., Class B	1,375,782	44,949,568
Empire Co. Ltd., Class A, NVS	290,131	7,559,728
George Weston Ltd.	125,824	9,099,655
Loblaw Companies Ltd.	291,740	15,093,590
Metro Inc.	408,329	18,464,826

		95,167,367

Security	Shares	Value

Food Products — 0.4%
Saputo Inc.	399,521	$9,977,676

Gas Utilities — 0.3%
AltaGas Ltd.	477,490	6,182,322

Hotels, Restaurants & Leisure — 1.1%
Restaurant Brands International Inc.	452,791	24,558,686

Insurance — 6.9%
Fairfax Financial Holdings Ltd.	43,110	13,303,734
Great-West Lifeco Inc.	459,492	9,384,153
iA Financial Corp. Inc.	180,149	6,491,420
Intact Financial Corp.	222,402	23,847,257
Manulife Financial Corp.	3,085,671	45,564,534
Power Corp. of Canada	907,271	18,132,190
Sun Life Financial Inc.	931,597	38,924,088

		155,647,376

IT Services — 8.9%
CGI Inc.(a)	382,110	26,868,965
Shopify Inc., Class A(a)	163,137	174,440,587

		201,309,552

Media — 1.0%
Quebecor Inc., Class B	296,697	7,364,198
Shaw Communications Inc., Class B, NVS	763,637	14,294,567

		21,658,765

Metals & Mining — 12.2%
Agnico Eagle Mines Ltd.	382,142	31,540,390
B2Gold Corp.	541,168	3,638,384
Barrick Gold Corp.	2,801,880	83,091,940
First Quantum Minerals Ltd.	1,154,499	11,439,105
Franco-Nevada Corp.	298,171	44,892,133
Kinross Gold Corp.(a)	2,038,123	18,113,868
Kirkland Lake Gold Ltd.(b)	439,471	23,441,601
Lundin Mining Corp.	1,118,843	7,015,578
Pan American Silver Corp.	106,391	3,845,084
Teck Resources Ltd., Class B	819,405	9,458,422
Wheaton Precious Metals Corp.	712,208	38,076,986
Yamana Gold Inc.	399,453	2,477,133

		277,030,624

Multi-Utilities — 1.0%
Algonquin Power & Utilities Corp.	944,475	13,105,728
Atco Ltd., Class I, NVS	131,685	4,016,395
Canadian Utilities Ltd., Class A, NVS	221,188	5,557,922

		22,680,045

Multiline Retail — 1.3%
Canadian Tire Corp. Ltd., Class A, NVS	96,879	10,145,546
Dollarama Inc.	481,706	18,825,335

		28,970,881

Oil, Gas & Consumable Fuels — 13.3%
Cameco Corp.	669,667	7,765,968
Canadian Natural Resources Ltd.	1,882,423	37,158,693
Cenovus Energy Inc.	1,782,687	8,428,069
Enbridge Inc.	2,767,673	88,641,156
Imperial Oil Ltd.	445,794	7,359,476
Inter Pipeline Ltd.	710,417	7,507,918
Keyera Corp.	371,788	6,796,876
Parkland Corp./Canada	251,244	7,128,816
Pembina Pipeline Corp.	878,966	21,789,479
Suncor Energy Inc.	2,431,111	39,052,269

19	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Canada ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
TC Energy Corp.	1,472,592	$68,930,800

		300,559,520

Pharmaceuticals — 0.7%
Bausch Health Companies Inc.(a)	519,352	8,629,625
Canopy Growth Corp.(a)(b)	358,134	5,912,324
Cronos Group Inc.(a)(b)	360,040	1,997,843

		16,539,792

Professional Services — 1.0%
Thomson Reuters Corp.	306,114	23,425,785

Road & Rail — 7.3%
Canadian National Railway Co.	963,330	101,334,671
Canadian Pacific Railway Ltd.	216,700	64,179,257

		165,513,928

Software — 2.7%
BlackBerry Ltd.(a)	921,114	4,807,226
Constellation Software Inc.	31,868	36,931,856
Open Text Corp.	434,460	19,726,508

		61,465,590

Textiles, Apparel & Luxury Goods — 0.3%
Gildan Activewear Inc.(b)	347,089	6,736,928

Wireless Telecommunication Services — 1.1%
Rogers Communications Inc., Class B, NVS	573,644	23,888,809

Total Common Stocks — 99.5% (Cost: $2,549,116,378)		2,256,202,775

Security	Shares	Value

Short-Term Investments

Money Market Funds — 0.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.37%(d)(e)(f)	12,131,561	$12,143,692
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.07%(d)(e)	945,000	945,000

		13,088,692

Total Short-Term Investments — 0.6% (Cost: $13,073,890)		13,088,692

Total Investments in Securities — 100.1% (Cost: $2,562,190,268)		2,269,291,467

Other Assets, Less Liabilities — (0.1)%		(3,257,054)

Net Assets — 100.0%		$2,266,034,413

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$52,333,598	$—	$(40,209,917	)(a)	$17,029	$2,982	$12,143,692	12,131,561	$2,045,033	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	986,000	—	(41,000	)(a)	—	—	945,000	945,000	13,958		—

					$17,029	$2,982	$13,088,692		$2,058,991		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P/TSX 60 Index	62	09/17/20	$ 9,412	$520,021

S C H E D U L E O F I N V E S T M E N T S	20

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Canada ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$520,021

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$546,718

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$451,059

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$9,883,341

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$2,256,202,775	$—	$—	$2,256,202,775
Money Market Funds	13,088,692	—	—	13,088,692

	$2,269,291,467	$—	$—	$2,269,291,467

Derivative financial instruments(a)
Assets
Futures Contracts	$520,021	$—	$—	$520,021

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

21	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2020	iShares® MSCI Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Air Freight & Logistics — 0.4%
SG Holdings Co. Ltd.	447,100	$20,553,657
Yamato Holdings Co. Ltd.	862,800	22,553,459

		43,107,116

Airlines — 0.1%
ANA Holdings Inc.(a)	322,000	8,038,993
Japan Airlines Co. Ltd.	313,400	6,247,608

		14,286,601

Auto Components — 2.2%
Aisin Seiki Co. Ltd.	452,900	15,567,170
Bridgestone Corp.	1,499,300	47,518,952
Denso Corp.	1,212,600	50,964,762
JTEKT Corp.	578,800	4,470,151
Koito Manufacturing Co. Ltd.	292,500	14,177,472
NGK Spark Plug Co. Ltd.	435,100	7,487,930
Stanley Electric Co. Ltd.	366,800	10,515,083
Sumitomo Electric Industries Ltd.	2,111,800	24,872,820
Sumitomo Rubber Industries Ltd.	481,800	4,638,765
Toyoda Gosei Co. Ltd.	180,200	3,933,830
Toyota Industries Corp.	408,800	23,823,697
Yokohama Rubber Co. Ltd. (The)	334,500	5,239,328

		213,209,960

Automobiles — 6.6%
Honda Motor Co. Ltd.	4,572,500	117,670,352
Isuzu Motors Ltd.	1,545,700	15,290,106
Mazda Motor Corp.	1,579,500	10,128,342
Mitsubishi Motors Corp.	1,878,000	4,515,913
Nissan Motor Co. Ltd.	6,501,800	26,456,002
Subaru Corp.	1,723,400	35,794,130
Suzuki Motor Corp.	1,031,800	42,315,038
Toyota Motor Corp.	5,948,700	393,008,555
Yamaha Motor Co. Ltd.	785,700	12,380,637

		657,559,075

Banks — 4.7%
Aozora Bank Ltd.	330,000	5,928,144
Bank of Kyoto Ltd. (The)	161,400	6,879,419
Chiba Bank Ltd. (The)	1,503,600	7,798,387
Concordia Financial Group Ltd.	2,883,800	9,572,329
Fukuoka Financial Group Inc.	486,000	8,043,095
Japan Post Bank Co. Ltd.	1,123,900	9,040,376
Mebuki Financial Group Inc.	2,606,880	6,317,772
Mitsubishi UFJ Financial Group Inc.	34,284,480	143,060,799
Mizuho Financial Group Inc.	67,658,180	91,746,393
Resona Holdings Inc.	5,836,800	21,465,906
Seven Bank Ltd.	1,656,500	4,155,113
Shinsei Bank Ltd.	430,800	5,033,346
Shizuoka Bank Ltd. (The)	1,168,400	8,120,240
Sumitomo Mitsui Financial Group Inc.	3,658,800	107,578,277
Sumitomo Mitsui Trust Holdings Inc.	948,032	27,454,442

		462,194,038

Beverages — 1.1%
Asahi Group Holdings Ltd.	1,082,000	37,884,540
Coca-Cola Bottlers Japan Holdings Inc.	344,100	5,736,893
Ito En Ltd.	150,900	9,121,307
Kirin Holdings Co. Ltd.	2,304,100	45,301,980
Suntory Beverage & Food Ltd.	391,600	15,103,437

		113,148,157

Security	Shares	Value

Biotechnology — 0.1%
PeptiDream Inc.(a)	263,300	$10,688,920

Building Products — 1.8%
AGC Inc.	539,200	15,279,325
Daikin Industries Ltd.	698,000	131,411,854
LIXIL Group Corp.	746,600	13,728,794
TOTO Ltd.	396,700	17,413,725

		177,833,698

Capital Markets — 1.2%
Daiwa Securities Group Inc.	4,049,000	18,250,950
Japan Exchange Group Inc.	1,423,700	36,893,089
Nomura Holdings Inc.	8,799,900	45,184,078
SBI Holdings Inc.	661,710	15,056,874

		115,384,991

Chemicals — 3.9%
Air Water Inc.	513,600	7,216,408
Asahi Kasei Corp.	3,509,900	29,457,410
Daicel Corp.	664,600	4,825,706
JSR Corp.	569,000	12,126,361
Kansai Paint Co. Ltd.	498,500	11,888,410
Kuraray Co. Ltd.	889,300	9,098,878
Mitsubishi Chemical Holdings Corp.	3,575,100	20,895,346
Mitsubishi Gas Chemical Co. Inc.	444,600	7,940,708
Mitsui Chemicals Inc.	516,600	12,144,691
Nippon Paint Holdings Co. Ltd.	409,100	35,105,946
Nissan Chemical Corp.	348,200	18,453,336
Nitto Denko Corp.	443,500	26,933,283
Shin-Etsu Chemical Co. Ltd.	993,300	120,690,938
Showa Denko KK	378,300	7,373,720
Sumitomo Chemical Co. Ltd.	4,173,300	13,577,146
Taiyo Nippon Sanso Corp.	425,800	7,492,506
Teijin Ltd.	500,600	7,855,141
Toray Industries Inc.	3,872,600	18,394,348
Tosoh Corp.	724,800	10,764,864

		382,235,146

Commercial Services & Supplies — 1.0%
Dai Nippon Printing Co. Ltd.	679,300	14,438,608
Park24 Co. Ltd.	306,100	5,530,554
Secom Co. Ltd.	588,400	55,624,593
Sohgo Security Services Co. Ltd.	199,000	9,298,364
Toppan Printing Co. Ltd.	732,200	11,378,807

		96,270,926

Construction & Engineering — 0.7%
JGC Holdings Corp.	611,000	6,746,956
Kajima Corp.	1,261,000	15,708,247
Obayashi Corp.	1,813,500	17,733,976
Shimizu Corp.	1,541,700	11,863,145
Taisei Corp.	534,500	18,472,747

		70,525,071

Construction Materials — 0.1%
Taiheiyo Cement Corp.	337,300	8,575,235

Consumer Finance — 0.0%
Acom Co. Ltd.	1,110,200	4,334,224

Diversified Consumer Services — 0.0%
Benesse Holdings Inc.	199,400	5,078,782

Diversified Financial Services — 0.6%
Mitsubishi UFJ Lease & Finance Co. Ltd.	1,126,500	5,322,047

S C H E D U L E O F I N V E S T M E N T S	22

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Diversified Financial Services (continued)
ORIX Corp.	3,685,300	$45,942,445
Tokyo Century Corp.	119,900	6,150,748

		57,415,240

Diversified Telecommunication Services — 0.8%
Nippon Telegraph & Telephone Corp.	3,610,400	82,101,745

Electric Utilities — 0.9%
Chubu Electric Power Co. Inc.	1,801,500	22,245,879
Chugoku Electric Power Co. Inc. (The)	813,300	9,908,846
Kansai Electric Power Co. Inc. (The)	1,965,200	19,347,153
Kyushu Electric Power Co. Inc.	1,061,400	9,398,412
Tohoku Electric Power Co. Inc.	1,199,000	12,154,510
Tokyo Electric Power Co. Holdings Inc.(a)	4,035,700	11,873,623

		84,928,423

Electrical Equipment — 1.9%
Fuji Electric Co. Ltd.	355,400	11,109,916
Mitsubishi Electric Corp.	5,110,300	70,501,852
Nidec Corp.	1,254,300	105,399,286

		187,011,054

Electronic Equipment, Instruments & Components — 5.9%
Hamamatsu Photonics KK	395,000	17,990,947
Hirose Electric Co. Ltd.	90,458	10,244,713
Hitachi Ltd.	2,714,700	90,366,269
Keyence Corp.	511,604	210,729,999
Kyocera Corp.	898,500	51,574,044
Murata Manufacturing Co. Ltd.	1,608,900	95,279,287
Omron Corp.	518,600	37,998,227
Shimadzu Corp.	622,200	18,570,069
TDK Corp.	363,400	37,729,587
Yokogawa Electric Corp.	636,500	10,401,759

		580,884,901

Entertainment — 2.4%
Konami Holdings Corp.	260,800	10,046,377
Nexon Co. Ltd.	1,357,100	31,775,938
Nintendo Co. Ltd.	313,900	167,954,038
Square Enix Holdings Co. Ltd.	259,000	17,072,092
Toho Co. Ltd.	312,800	11,887,255

		238,735,700

Equity Real Estate Investment Trusts (REITs) — 1.5%
Daiwa House REIT Investment Corp.	5,530	14,444,905
GLP J-REIT	10,184	15,711,277
Japan Prime Realty Investment Corp.	2,284	6,902,937
Japan Real Estate Investment Corp.	3,687	20,652,346
Japan Retail Fund Investment Corp.	7,335	11,060,083
Nippon Building Fund Inc.	3,562	21,463,699
Nippon Prologis REIT Inc.	5,889	19,269,961
Nomura Real Estate Master Fund Inc.(a)	11,839	15,172,051
Orix JREIT Inc.	7,306	10,864,786
United Urban Investment Corp.	8,257	9,187,854

		144,729,899

Food & Staples Retailing — 1.7%
Aeon Co. Ltd.	1,831,400	45,402,901
Cosmos Pharmaceutical Corp.	56,100	9,866,236
Kobe Bussan Co. Ltd.	171,600	10,113,631
Lawson Inc.	141,100	6,958,867
Seven & i Holdings Co. Ltd.	2,113,280	68,413,317
Sundrug Co. Ltd.	199,800	7,432,797
Tsuruha Holdings Inc.	103,300	13,793,465

Security	Shares	Value

Food & Staples Retailing (continued)
Welcia Holdings Co. Ltd.	264,000	$11,289,924

		173,271,138

Food Products — 1.6%
Ajinomoto Co. Inc.	1,305,000	24,316,847
Calbee Inc.	245,500	7,651,256
Kikkoman Corp.	405,600	22,030,798
MEIJI Holdings Co. Ltd.	320,456	25,867,352
NH Foods Ltd.	231,500	10,489,486
Nisshin Seifun Group Inc.	553,175	9,133,947
Nissin Foods Holdings Co. Ltd.	177,900	17,782,451
Toyo Suisan Kaisha Ltd.	248,900	14,129,643
Yakult Honsha Co. Ltd.	334,800	19,100,759
Yamazaki Baking Co. Ltd.	336,500	5,476,911

		155,979,450

Gas Utilities — 0.5%
Osaka Gas Co. Ltd.	1,050,700	20,539,404
Toho Gas Co. Ltd.	205,900	9,067,405
Tokyo Gas Co. Ltd.	1,052,100	23,379,449

		52,986,258

Health Care Equipment & Supplies — 3.0%
Asahi Intecc Co. Ltd.	547,300	16,231,397
Hoya Corp.	1,054,200	103,536,169
Olympus Corp.	3,262,100	64,568,324
Sysmex Corp.	469,400	40,975,395
Terumo Corp.	1,807,400	73,458,381

		298,769,666

Health Care Providers & Services — 0.3%
Alfresa Holdings Corp.	523,600	10,516,932
Medipal Holdings Corp.	512,300	9,792,372
Suzuken Co. Ltd.	188,240	6,993,876

		27,303,180

Health Care Technology — 0.7%
M3 Inc.	1,234,800	71,494,856

Hotels, Restaurants & Leisure — 0.9%
McDonald’s Holdings Co. Japan Ltd.	184,300	9,037,295
Oriental Land Co. Ltd.	559,900	75,976,812

		85,014,107

Household Durables — 4.3%
Casio Computer Co. Ltd.	543,100	8,752,491
Iida Group Holdings Co. Ltd.	412,480	8,051,616
Nikon Corp.	844,600	6,626,500
Panasonic Corp.	6,180,915	56,997,659
Rinnai Corp.	101,200	9,361,799
Sekisui Chemical Co. Ltd.	1,002,400	16,041,047
Sekisui House Ltd.	1,728,300	34,160,185
Sharp Corp.	590,800	7,337,297
Sony Corp.	3,536,900	277,128,597

		424,457,191

Household Products — 0.8%
Lion Corp.	628,400	13,309,316
Pigeon Corp.	322,200	14,720,722
Unicharm Corp.	1,129,800	49,157,407

		77,187,445

Independent Power and Renewable Electricity Producers — 0.1%
Electric Power Development Co. Ltd.	386,600	5,829,350

Industrial Conglomerates — 0.4%
Keihan Holdings Co. Ltd.	269,900	11,631,317

23	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Industrial Conglomerates (continued)
Toshiba Corp.	1,080,400	$31,124,730

		42,756,047

Insurance — 2.6%
Dai-ichi Life Holdings Inc.	3,019,600	45,716,137
Japan Post Holdings Co. Ltd.	4,401,700	32,529,702
Japan Post Insurance Co. Ltd.	632,500	10,103,777
MS&AD Insurance Group Holdings Inc.	1,245,840	34,551,515
Sompo Holdings Inc.	941,550	35,337,536
T&D Holdings Inc.	1,505,100	15,754,265
Tokio Marine Holdings Inc.	1,772,000	81,711,349

		255,704,281

Interactive Media & Services — 0.7%
Kakaku.com Inc.	380,000	10,130,228
LINE Corp.(a)	169,200	8,615,965
Z Holdings Corp.	7,430,300	49,397,534

		68,143,727

Internet & Direct Marketing Retail — 0.4%
Mercari Inc.(a)	238,600	10,822,443
Rakuten Inc.	2,412,800	21,228,181
ZOZO Inc.	305,200	8,588,022

		40,638,646

IT Services — 2.5%
Fujitsu Ltd.	551,600	71,885,633
GMO Payment Gateway Inc.	114,548	12,108,851
Itochu Techno-Solutions Corp.	269,300	9,751,634
NEC Corp.	694,000	36,583,149
Nomura Research Institute Ltd.	895,712	23,810,761
NTT Data Corp.	1,764,000	20,160,950
Obic Co. Ltd.	195,500	34,640,436
Otsuka Corp.	291,500	14,293,932
SCSK Corp.	147,200	7,967,636
TIS Inc.	625,000	12,494,695

		243,697,677

Leisure Products — 1.0%
Bandai Namco Holdings Inc.	559,198	34,734,662
Sega Sammy Holdings Inc.	489,500	5,673,021
Shimano Inc.	208,000	44,034,136
Yamaha Corp.	376,900	18,374,964

		102,816,783

Machinery — 5.3%
Amada Co. Ltd.	906,500	8,069,555
Daifuku Co. Ltd.	282,700	24,872,375
FANUC Corp.	538,000	94,389,080
Hino Motors Ltd.	806,300	5,428,810
Hitachi Construction Machinery Co. Ltd.	302,100	10,597,501
Hoshizaki Corp.	142,300	10,882,673
Kawasaki Heavy Industries Ltd.	396,700	5,618,779
Komatsu Ltd.	2,449,800	53,225,887
Kubota Corp.	2,903,900	52,480,780
Kurita Water Industries Ltd.	277,300	8,681,560
Makita Corp.	626,000	28,925,456
MINEBEA MITSUMI Inc.	1,014,100	17,586,213
MISUMI Group Inc.	796,900	20,905,991
Mitsubishi Heavy Industries Ltd.	895,400	22,236,182
Miura Co. Ltd.	246,000	10,067,801
Nabtesco Corp.	313,800	9,927,851
NGK Insulators Ltd.	723,000	10,274,516
NSK Ltd.	994,100	7,621,324

Security	Shares	Value

Machinery (continued)
SMC Corp.	160,600	$88,216,795
Sumitomo Heavy Industries Ltd.	309,100	7,033,413
THK Co. Ltd.	336,500	7,888,528
Yaskawa Electric Corp.	673,200	24,218,568

		529,149,638

Marine — 0.1%
Nippon Yusen KK	430,200	6,726,122

Media — 0.4%
CyberAgent Inc.	284,100	15,136,640
Dentsu Group Inc.	608,500	15,974,954
Hakuhodo DY Holdings Inc.	650,500	8,097,129

		39,208,723

Metals & Mining — 0.7%
Hitachi Metals Ltd.	594,900	8,925,323
JFE Holdings Inc.	1,368,050	10,359,226
Maruichi Steel Tube Ltd.	159,800	4,284,138
Mitsubishi Materials Corp.	313,300	6,582,417
Nippon Steel Corp.	2,264,570	22,305,091
Sumitomo Metal Mining Co. Ltd.	650,100	19,844,158

		72,300,353

Multiline Retail — 0.5%
Isetan Mitsukoshi Holdings Ltd.	948,060	5,221,058
Marui Group Co. Ltd.	530,000	9,680,890
Pan Pacific International Holdings Corp.	1,155,900	27,152,123
Ryohin Keikaku Co. Ltd.	665,100	10,411,297

		52,465,368

Oil, Gas & Consumable Fuels — 0.6%
ENEOS Holdings Inc.	8,576,195	33,610,888
Idemitsu Kosan Co. Ltd.	547,829	12,067,788
Inpex Corp.	2,860,300	18,174,078

		63,852,754

Paper & Forest Products — 0.1%
Oji Holdings Corp.	2,419,800	10,930,116

Personal Products — 2.0%
Kao Corp.	1,351,900	102,866,529
Kobayashi Pharmaceutical Co. Ltd.	138,800	12,355,811
Kose Corp.	93,300	10,936,103
Pola Orbis Holdings Inc.	254,600	4,612,067
Shiseido Co. Ltd.	1,119,600	65,152,073

		195,922,583

Pharmaceuticals — 7.3%
Astellas Pharma Inc.	5,212,750	81,820,193
Chugai Pharmaceutical Co. Ltd.	1,883,700	83,860,132
Daiichi Sankyo Co. Ltd.	1,590,869	141,722,282
Eisai Co. Ltd.	706,400	61,717,158
Hisamitsu Pharmaceutical Co. Inc.	143,000	6,594,087
Kyowa Kirin Co. Ltd.	756,200	19,553,024
Nippon Shinyaku Co. Ltd.	128,800	10,627,564
Ono Pharmaceutical Co. Ltd.	1,035,900	31,249,414
Otsuka Holdings Co. Ltd.	1,092,400	47,973,094
Santen Pharmaceutical Co. Ltd.	1,006,000	19,172,295
Shionogi & Co. Ltd.	742,800	41,207,906
Sumitomo Dainippon Pharma Co. Ltd.	504,800	6,388,246
Taisho Pharmaceutical Holdings Co. Ltd.	94,400	5,804,027
Takeda Pharmaceutical Co. Ltd.	4,421,300	165,061,311

		722,750,733

S C H E D U L E O F I N V E S T M E N T S	24

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Professional Services — 1.7%
Nihon M&A Center Inc.	418,400	$20,832,213
Persol Holdings Co. Ltd.	494,900	7,723,697
Recruit Holdings Co. Ltd.	3,567,900	135,455,377

		164,011,287

Real Estate Management & Development — 2.1%
Aeon Mall Co. Ltd.	289,200	3,826,183
Daito Trust Construction Co. Ltd.	183,600	16,276,332
Daiwa House Industry Co. Ltd.	1,585,500	42,468,884
Hulic Co. Ltd.	843,200	7,680,996
Mitsubishi Estate Co. Ltd.	3,311,400	51,882,607
Mitsui Fudosan Co. Ltd.	2,604,700	47,159,451
Nomura Real Estate Holdings Inc.	326,000	6,237,484
Sumitomo Realty & Development Co. Ltd.	865,100	25,542,252
Tokyu Fudosan Holdings Corp.	1,698,100	7,301,934

		208,376,123

Road & Rail — 3.2%
Central Japan Railway Co.	404,400	60,596,124
East Japan Railway Co.	847,700	55,133,075
Hankyu Hanshin Holdings Inc.	641,300	20,833,406
Keikyu Corp.	618,700	9,229,887
Keio Corp.	286,200	17,299,656
Keisei Electric Railway Co. Ltd.	361,900	10,647,631
Kintetsu Group Holdings Co. Ltd.	481,900	21,176,425
Kyushu Railway Co.	417,800	9,211,338
Nagoya Railroad Co. Ltd.	522,900	14,590,609
Nippon Express Co. Ltd.	201,900	11,937,508
Odakyu Electric Railway Co. Ltd.	826,400	20,440,824
Seibu Holdings Inc.	589,700	6,483,947
Tobu Railway Co. Ltd.	529,600	16,530,492
Tokyu Corp.	1,398,000	18,693,611
West Japan Railway Co.	454,500	23,876,840

		316,681,373

Semiconductors & Semiconductor Equipment — 2.1%
Advantest Corp.	558,600	26,706,606
Disco Corp.	80,700	18,819,473
Lasertec Corp.	211,200	15,932,859
Renesas Electronics Corp.(a)	2,151,600	13,533,096
Rohm Co. Ltd.	247,600	15,923,731
SUMCO Corp.	738,000	10,007,487
Tokyo Electron Ltd.	418,852	107,235,907

		208,159,159

Software — 0.4%
Oracle Corp. Japan	107,100	12,563,761
Trend Micro Inc.	374,600	23,172,955

		35,736,716

Specialty Retail — 1.9%
ABC-Mart Inc.	91,500	4,814,654
Fast Retailing Co. Ltd.	163,600	97,624,669
Hikari Tsushin Inc.	58,800	14,205,818
Nitori Holdings Co. Ltd.	224,300	46,913,801
Shimamura Co. Ltd.	61,100	5,041,492
USS Co. Ltd.	608,900	10,283,746

Security	Shares	Value

Specialty Retail (continued)
Yamada Denki Co. Ltd.	2,029,800	$10,891,190

		189,775,370

Technology Hardware, Storage & Peripherals — 1.3%
Brother Industries Ltd.	619,900	10,259,084
Canon Inc.	2,800,050	48,372,781
FUJIFILM Holdings Corp.	1,008,400	47,983,275
Ricoh Co. Ltd.	1,880,600	14,063,047
Seiko Epson Corp.	778,500	9,293,988

		129,972,175

Tobacco — 0.6%
Japan Tobacco Inc.	3,358,900	62,794,278

Trading Companies & Distributors — 3.7%
ITOCHU Corp.	3,772,600	96,889,774
Marubeni Corp.	4,619,600	27,862,664
Mitsubishi Corp.	3,750,300	88,855,003
Mitsui & Co. Ltd.	4,574,200	82,559,468
MonotaRO Co. Ltd.	350,200	13,836,937
Sumitomo Corp.	3,326,100	43,111,174
Toyota Tsusho Corp.	593,700	17,299,571

		370,414,591

Transportation Infrastructure — 0.1%
Japan Airport Terminal Co. Ltd.	142,500	6,409,779
Kamigumi Co. Ltd.	278,300	5,747,343

		12,157,122

Wireless Telecommunication Services — 5.7%
KDDI Corp.	4,523,800	131,305,167
NTT DOCOMO Inc.	3,169,400	88,436,556
Softbank Corp.	5,362,100	70,410,903
SoftBank Group Corp.	4,396,000	273,514,150

		563,666,776

Total Common Stocks — 99.2% (Cost: $10,859,180,714)		9,831,340,064

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.07%(b)(c)	4,320,000	4,320,000

Total Short-Term Investments — 0.1% (Cost: $4,320,000)		4,320,000

Total Investments in Securities — 99.3% (Cost: $10,863,500,714)		9,835,660,064

Other Assets, Less Liabilities — 0.7%		73,366,284

Net Assets — 100.0%		$9,909,026,348

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period-end.

25	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Japan ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$53,779,438	$—	$(53,778,604	)(b)	$11,409	$(12,243)	$—	—	$223,509	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	5,212,000	—	(892,000	)(b)	—	—	4,320,000	4,320,000	64,061		—

					$11,409	$(12,243)	$4,320,000		$287,570		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
TOPIX Index	431	09/10/20	$65,679	$(61,167)

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$61,167

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$15,247,664

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$713,047

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$79,199,717

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	26

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Japan ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$9,831,340,064	$—	$—	$9,831,340,064
Money Market Funds	4,320,000	—	—	4,320,000

	$9,835,660,064	$—	$—	$9,835,660,064

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(61,167)	$—	$—	$(61,167)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

27	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2020	iShares® MSCI Mexico ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Airlines — 0.5%
Controladora Vuela Cia. de Aviacion SAB de CV, Class A(a)	5,695,200	$4,598,108

Banks — 9.3%
Banco del Bajio SA(a)(b)(c)	5,938,830	4,748,676
Grupo Financiero Banorte SAB de CV, Class O(a)	15,926,461	55,065,124
Grupo Financiero Inbursa SAB de CV, Class O(a)	17,587,292	12,865,418
Regional SAB de CV(a)	1,907,200	4,755,365

		77,434,583

Beverages — 13.4%
Arca Continental SAB de CV(c)	3,353,529	15,296,665
Becle SAB de CV	4,172,688	7,971,310
Coca-Cola Femsa SAB de CV(c)	2,920,346	12,249,281
Fomento Economico Mexicano SAB de CV	13,175,010	76,668,613

		112,185,869

Building Products — 0.3%
Grupo Rotoplas SAB de CV(c)	3,048,445	2,232,778

Capital Markets — 0.9%
Bolsa Mexicana de Valores SAB de CV	3,719,187	7,833,981

Chemicals — 1.9%
Alpek SAB de CV(c)	3,726,200	2,790,479
Orbia Advance Corp. SAB de CV	8,034,042	12,906,740

		15,697,219

Construction Materials — 5.1%
Cemex SAB de CV, CPO, NVS	111,028,929	35,612,861
Grupo Cementos de Chihuahua SAB de CV(c)	1,456,000	6,620,722

		42,233,583

Consumer Finance — 0.3%
Gentera SAB de CV(a)(c)	9,097,406	2,984,528

Diversified Telecommunication Services — 1.5%
Axtel SAB de CV, CPO(a)	12,123,291	3,871,964
Telesites SAB de CV(a)	11,247,646	8,489,953

		12,361,917

Equity Real Estate Investment Trusts (REITs) — 5.5%
Concentradora Fibra Danhos SA de CV	2,950,556	2,775,836
Fibra Uno Administracion SA de CV	23,130,300	18,051,061
Macquarie Mexico Real Estate Management SA de CV(a)(b)	6,742,700	7,834,545
PLA Administradora Industrial S. de RL de CV	6,586,000	8,510,102
Prologis Property Mexico SA de CV	4,264,766	8,464,838

		45,636,382

Food & Staples Retailing — 11.6%
Grupo Comercial Chedraui SA de CV	3,399,000	3,930,764
La Comer SAB de CV(c)	4,524,155	6,846,386
Wal-Mart de Mexico SAB de CV	35,741,533	85,785,558

		96,562,708

Food Products — 5.5%
Gruma SAB de CV, Class B	1,632,235	19,301,779
Grupo Bimbo SAB de CV, Series A(c)	12,262,204	22,646,362
Grupo Herdez SAB de CV	2,242,744	3,827,401

		45,775,542

Gas Utilities — 1.4%
Infraestructura Energetica Nova SAB de CV	4,102,900	12,014,752

Security	Shares	Value

Hotels, Restaurants & Leisure — 0.6%
Alsea SAB de CV(a)(c)	4,529,066	$4,683,029

Household Products — 2.2%
Kimberly-Clark de Mexico SAB de CV, Class A	11,553,554	18,560,859

Industrial Conglomerates — 2.4%
Alfa SAB de CV, Class A	19,666,951	12,643,425
Grupo Carso SAB de CV, Series A1	3,635,133	7,176,921

		19,820,346

Insurance — 0.8%
Qualitas Controladora SAB de CV	1,800,500	7,078,270

Media — 3.5%
Grupo Televisa SAB, CPO(a)	17,671,047	21,816,307
Megacable Holdings SAB de CV, CPO	2,476,900	7,128,755

		28,945,062

Metals & Mining — 6.8%
Grupo Mexico SAB de CV, Series B	14,199,386	37,889,251
Industrias Penoles SAB de CV(c)	1,113,273	18,568,962

		56,458,213

Pharmaceuticals — 0.9%
Genomma Lab Internacional SAB de CV, Class B(a)	7,328,393	7,688,015

Real Estate Management & Development — 0.9%
Corp Inmobiliaria Vesta SAB de CV	5,009,449	7,484,647

Transportation Infrastructure — 7.6%
Grupo Aeroportuario del Centro Norte SAB de CV(a)	2,555,792	11,673,077
Grupo Aeroportuario del Pacifico SAB de CV, Class B	2,778,149	21,602,184
Grupo Aeroportuario del Sureste SAB de CV, Class B(a)(c)	1,541,075	17,461,198
Promotora y Operadora de Infraestructura SAB de CV(a)(c)	1,754,020	13,037,740

		63,774,199

Wireless Telecommunication Services — 16.9%
America Movil SAB de CV, Series L, NVS	232,664,418	141,282,560

Total Common Stocks — 99.8% (Cost: $1,292,011,887)		833,327,150

Short-Term Investments

Money Market Funds — 1.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.37%(d)(e)(f)	13,946,711	13,960,657
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.07%(d)(e)	574,000	574,000

		14,534,657

Total Short-Term Investments — 1.7% (Cost: $14,534,142)		14,534,657

Total Investments in Securities — 101.5% (Cost: $1,306,546,029)		847,861,807

Other Assets, Less Liabilities — (1.5)%		(12,934,479)

Net Assets — 100.0%		$834,927,328

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.

S C H E D U L E O F I N V E S T M E N T S	28

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Mexico ETF

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$3,760,635	$10,199,252	(a)	$—	$241	$529	$13,960,657	13,946,711	$52,917	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	371,000	203,000	(a)	—	—	—	574,000	574,000	7,778		—

					$241	$529	$14,534,657		$60,695		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MEX BOLSA Index	96	09/18/20	$1,615	$(86,699)

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$86,699

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$(229,562)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(170,355)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$2,071,794

29	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Mexico ETF

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$833,327,150	$—	$—	$833,327,150
Money Market Funds	14,534,657	—	—	14,534,657

	$847,861,807	$—	$—	$847,861,807

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(86,699)	$—	$—	$(86,699)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	30

Schedule of Investments August 31, 2020	iShares® MSCI South Korea ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.3%
Korea Aerospace Industries Ltd.	699,653	$13,222,670

Air Freight & Logistics — 0.4%
Hyundai Glovis Co. Ltd.	170,088	20,833,239

Airlines — 0.3%
Korean Air Lines Co. Ltd.(a)	978,254	14,535,048

Auto Components — 2.6%
Hankook Tire & Technology Co. Ltd.	724,630	17,995,273
Hanon Systems	1,829,875	19,871,527
Hyundai Mobis Co. Ltd.(a)	478,798	90,286,011

		128,152,811

Automobiles — 4.7%
Hyundai Motor Co.(a)	1,066,448	158,454,476
Kia Motors Corp.	1,910,283	68,264,596

		226,719,072

Banks — 5.7%
BNK Financial Group Inc.	2,820,824	12,063,125
Hana Financial Group Inc.	2,135,163	50,687,429
Industrial Bank of Korea	2,350,491	16,007,637
KB Financial Group Inc.	2,757,851	85,551,654
Shinhan Financial Group Co. Ltd.	3,268,676	81,586,197
Woori Financial Group Inc.	4,164,597	29,659,475

		275,555,517

Biotechnology — 3.6%
Alteogen Inc.(a)	21,178	3,726,073
Celltrion Inc.(a)(b)	652,163	163,054,475
Seegene Inc.	28,588	6,329,358

		173,109,906

Capital Markets — 1.7%
Korea Investment Holdings Co. Ltd.	368,607	18,897,354
Meritz Securities Co. Ltd.	4,306,944	11,620,301
Mirae Asset Daewoo Co. Ltd.	3,542,318	27,732,601
NH Investment & Securities Co. Ltd.	1,536,444	11,588,971
Samsung Securities Co. Ltd.	598,208	15,183,072

		85,022,299

Chemicals — 5.7%
Hanwha Solutions Corp.	1,048,760	35,270,614
Kumho Petrochemical Co. Ltd.	221,691	18,755,742
LG Chem Ltd.	320,209	199,473,575
Lotte Chemical Corp.	143,394	22,874,958

		276,374,889

Commercial Services & Supplies — 0.3%
S-1 Corp.	189,917	13,941,209

Communications Equipment — 0.4%
KMW Co. Ltd.(a)(b)	290,589	18,689,283

Construction & Engineering — 1.3%
Daelim Industrial Co. Ltd.	265,765	19,441,854
Daewoo Engineering & Construction Co. Ltd.(a)	32,148	79,700
GS Engineering & Construction Corp.	627,275	13,042,927
Hyundai Engineering & Construction Co. Ltd.	680,168	18,465,711
Samsung Engineering Co. Ltd.(a)	1,446,104	13,756,187

		64,786,379

Construction Materials — 0.4%
POSCO Chemical Co. Ltd.	286,533	21,467,663

Security	Shares	Value

Consumer Finance — 0.2%
Samsung Card Co. Ltd.	379,869	$9,193,732

Diversified Telecommunication Services — 0.4%
LG Uplus Corp.	1,854,976	18,660,631

Electric Utilities — 0.7%
Korea Electric Power Corp.(a)	1,916,340	33,070,940

Electronic Equipment, Instruments & Components — 4.8%
LG Display Co. Ltd.(a)	1,938,484	23,825,125
LG Innotek Co. Ltd.	141,583	17,282,208
Samsung Electro-Mechanics Co. Ltd.	420,098	44,029,128
Samsung SDI Co. Ltd.	389,399	148,331,550

		233,468,011

Entertainment — 2.7%
NCSoft Corp.	126,429	87,805,308
Netmarble Corp.(a)(b)(c)	239,084	33,510,805
Pearl Abyss Corp.(a)(b)	80,808	12,380,719

		133,696,832

Food & Staples Retailing — 0.8%
BGF retail Co. Ltd.	91,565	9,827,879
E-MART Inc.	198,036	20,005,320
GS Retail Co. Ltd.	353,889	9,816,182

		39,649,381

Food Products — 1.3%
CJ CheilJedang Corp.	79,179	27,128,422
Orion Corp./Republic of Korea	217,080	25,675,343
Ottogi Corp.	21,355	10,822,216

		63,625,981

Gas Utilities — 0.2%
Korea Gas Corp.	389,090	7,730,048

Health Care Providers & Services — 0.8%
Celltrion Healthcare Co. Ltd.(a)	463,157	39,028,551

Hotels, Restaurants & Leisure — 0.4%
Kangwon Land Inc.	1,021,909	17,764,476

Household Durables — 1.7%
Coway Co. Ltd.(a)	424,392	28,509,539
LG Electronics Inc.	783,294	55,520,966

		84,030,505

Industrial Conglomerates — 3.8%
CJ Corp.	167,838	11,444,463
Hanwha Corp.	574,468	13,298,990
LG Corp.	702,807	48,928,478
Lotte Corp.	378,556	9,560,300
Samsung C&T Corp.	617,166	56,110,723
SK Holdings Co. Ltd.	256,744	46,252,391

		185,595,345

Insurance — 2.0%
DB Insurance Co. Ltd.	481,124	17,679,150
Hyundai Marine & Fire Insurance Co. Ltd.	717,660	13,351,533
Samsung Fire & Marine Insurance Co. Ltd.	231,274	36,407,305
Samsung Life Insurance Co. Ltd.	552,407	28,459,726

		95,897,714

Interactive Media & Services — 7.4%
Kakao Corp.	377,364	129,292,994
NAVER Corp.	846,596	229,840,231

		359,133,225

31	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI South Korea ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Internet & Direct Marketing Retail — 0.2%
CJ ENM Co. Ltd.	115,404	$11,531,657

IT Services — 0.7%
Samsung SDS Co. Ltd.	258,449	34,266,956

Leisure Products — 0.7%
HLB Inc.(a)(b)	436,237	31,875,892

Life Sciences Tools & Services — 1.7%
Samsung Biologics Co. Ltd.(a)(b)(c)	123,288	80,745,908

Machinery — 1.6%
Daewoo Shipbuilding & Marine Engineering Co. Ltd.(a)	519,655	9,689,669
Doosan Bobcat Inc.	554,221	12,270,404
Hyundai Heavy Industries Holdings Co. Ltd.	86,448	16,446,879
Korea Shipbuilding & Offshore Engineering Co. Ltd.(a)	309,896	22,487,613
Samsung Heavy Industries Co. Ltd.(a)	3,879,752	16,852,867

		77,747,432

Marine — 0.2%
Pan Ocean Co. Ltd.(a)	3,483,664	9,956,258

Media — 0.2%
Cheil Worldwide Inc.	763,286	11,726,551

Metals & Mining — 2.5%
Hyundai Steel Co.	755,584	15,965,282
Korea Zinc Co. Ltd.	70,459	23,636,595
POSCO	541,733	84,139,859

		123,741,736

Multiline Retail — 0.4%
Hyundai Department Store Co. Ltd.	2,215	100,131
Lotte Shopping Co. Ltd.(b)	134,302	8,592,434
Shinsegae Inc.	71,581	12,232,463

		20,925,028

Oil, Gas & Consumable Fuels — 1.7%
GS Holdings Corp.	480,487	13,145,743
SK Innovation Co. Ltd.	423,266	51,665,603
S-Oil Corp.	378,670	18,010,653

		82,821,999

Personal Products — 2.6%
Amorepacific Corp.	244,005	34,508,662
AMOREPACIFIC Group	283,315	12,163,537
LG Household & Health Care Ltd.(b)	66,254	82,155,183

		128,827,382

Pharmaceuticals — 1.1%
Celltrion Pharm Inc.(a)	41,831	3,912,302
Hanmi Pharm Co. Ltd.	66,316	17,110,745
Shin Poong Pharmaceutical Co. Ltd.(a)	38,743	4,451,906
Yuhan Corp.	460,330	25,963,558

		51,438,511

Road & Rail — 0.3%
CJ Logistics Corp.(a)	108,559	13,845,179

Semiconductors & Semiconductor Equipment — 4.9%
SK Hynix Inc.	3,739,271	236,399,741

Software — 0.1%
Douzone Bizon Co. Ltd.	54,239	4,611,616

Specialty Retail — 0.3%
Hotel Shilla Co. Ltd.	277,446	16,419,273

Security	Shares	Value

Technology Hardware, Storage & Peripherals — 21.2%
Samsung Electronics Co. Ltd.	22,653,854	$1,029,807,320

Textiles, Apparel & Luxury Goods — 0.3%
Fila Holdings Corp.	477,023	13,934,420

Tobacco — 1.2%
KT&G Corp.	827,194	57,866,673

Trading Companies & Distributors — 0.2%
Posco International Corp.	708,615	8,112,774

Wireless Telecommunication Services — 0.7%
SK Telecom Co. Ltd.	160,428	33,492,839

Total Common Stocks — 97.4% (Cost: $2,614,932,000)		4,733,050,502

Preferred Stocks

Automobiles — 0.9%
Hyundai Motor Co.
Preference Shares, NVS	241,774	17,707,162
Series 2, Preference Shares, NVS	316,986	23,589,160

		41,296,322

Chemicals — 0.5%
LG Chem Ltd., Preference Shares, NVS	83,632	26,401,212

Personal Products — 0.4%
Amorepacific Corp., Preference Shares, NVS	136,246	6,847,282
LG Household & Health Care Ltd., Preference Shares, NVS	21,754	12,837,405

		19,684,687

Technology Hardware, Storage & Peripherals — 0.1%
Samsung Electronics Co. Ltd., Preference Shares, NVS	73,419	2,935,771

Total Preferred Stocks — 1.9% (Cost: $59,989,160)		90,317,992

Short-Term Investments

Money Market Funds — 4.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.37%(d)(e)(f)	204,320,097	204,524,418
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.07%(d)(e)	13,820,000	13,820,000

		218,344,418

Total Short-Term Investments — 4.5% (Cost: $218,246,453)		218,344,418

Total Investments in Securities — 103.8% (Cost: $2,893,167,613)		5,041,712,912

Other Assets, Less Liabilities — (3.8)%		(184,231,377)

Net Assets — 100.0%		$4,857,481,535

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.

S C H E D U L E O F I N V E S T M E N T S	32

Schedule of Investments (continued) August 31, 2020	iShares® MSCI South Korea ETF

(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$202,704,508	$1,864,211	(a)	$—	$(90,419)	$46,118	$204,524,418	204,320,097	$9,257,486	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	6,894,000	6,926,000	(a)	—	—	—	13,820,000	13,820,000	81,274		—

					$(90,419)	$46,118	$218,344,418		$9,338,760		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
KOSPI 200 Index	515	09/10/20	$33,242	$1,948,831

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$1,948,831

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$(2,861,150)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$2,737,033

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$29,736,326

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

33	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI South Korea ETF

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$4,733,050,502	$—	$—	$4,733,050,502
Preferred Stocks	90,317,992	—	—	90,317,992
Money Market Funds	218,344,418	—	—	218,344,418

	$5,041,712,912	$—	$—	$5,041,712,912

Derivative financial instruments(a)
Assets
Futures Contracts	$1,948,831	$—	$—	$1,948,831

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	34

Statements of Assets and Liabilities

August 31, 2020

	iShares MSCI Australia ETF	iShares MSCI Canada ETF	iShares MSCI Japan ETF	iShares MSCI Mexico ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$1,251,903,131	$2,256,202,775	$9,831,340,064	$833,327,150
Affiliated(c)	494,000	13,088,692	4,320,000	14,534,657
Cash	6,596	3,382	2,291	3,226
Foreign currency, at value(d)	1,618,831	6,062,896	39,331,964	1,625,751
Foreign currency collateral pledged:
Futures contracts(e)	749,904	869,565	2,070,102	175,455
Receivables:
Investments sold	1,802,842	2,575,637	29,888,205	16,130,699
Securities lending income — Affiliated	—	43,223	9	4,700
Variation margin on futures contracts	—	—	9,753	—
Capital shares sold	—	—	—	62,546
Dividends	8,343,578	3,831,026	13,502,463	13,107

Total assets	1,264,918,882	2,282,677,196	9,920,464,851	865,877,291

LIABILITIES
Collateral on securities loaned, at value	—	12,117,775	—	13,959,958
Payables:
Investments purchased	1,048,365	3,444,817	7,194,263	16,219,369
Variation margin on futures contracts	85,603	117,839	—	46,707
Capital shares redeemed	—	—	—	366,419
Investment advisory fees	526,109	962,352	4,244,240	357,510

Total liabilities	1,660,077	16,642,783	11,438,503	30,949,963

NET ASSETS	$1,263,258,805	$2,266,034,413	$9,909,026,348	$834,927,328

NET ASSETS CONSIST OF:
Paid-in capital	$1,788,489,276	$3,324,972,280	$12,193,347,490	$1,666,887,790
Accumulated loss	(525,230,471)	(1,058,937,867)	(2,284,321,142)	(831,960,462)

NET ASSETS	$1,263,258,805	$2,266,034,413	$9,909,026,348	$834,927,328

Shares outstanding	59,800,000	78,800,000	170,400,000	25,300,000

Net asset value	$21.12	$28.76	$58.15	$33.00

Shares authorized	627.8 million	340.2 million	2.5246 billion	255 million

Par value	$0.001	$0.001	$0.001	$0.001

(a) Securities loaned, at value	$—	$11,207,723	$—	$12,959,120

(b) Investments, at cost — Unaffiliated	$1,492,530,903	$2,549,116,378	$10,859,180,714	$1,292,011,887
(c) Investments, at cost — Affiliated	$494,000	$13,073,890	$4,320,000	$14,534,142
(d) Foreign currency, at cost	$1,566,077	$5,960,576	$39,224,170	$1,616,191
(e) Foreign currency collateral pledged, at cost	$747,876	$868,632	$2,072,643	$175,487

See notes to financial statements.

35	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (continued)

August 31, 2020

iShares MSCI South Korea ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$4,823,368,494
Affiliated(c)	218,344,418
Cash	2,368
Foreign currency, at value(d)	1,611
Foreign currency collateral pledged:
Futures contracts(e)	23,675,488
Receivables:
Investments sold	51,105,279
Securities lending income — Affiliated	345,628
Variation margin on futures contracts	1,950,654
Dividends	869

Total assets	5,118,794,809

LIABILITIES
Collateral on securities loaned, at value	204,509,836
Payables:
Investments purchased	54,333,156
Investment advisory fees	2,441,905
Foreign taxes	28,377

Total liabilities	261,313,274

NET ASSETS	$4,857,481,535

NET ASSETS CONSIST OF:
Paid-in capital	$3,964,364,022
Accumulated earnings	893,117,513

NET ASSETS	$4,857,481,535

Shares outstanding	77,050,000

Net asset value	$63.04

Shares authorized	300 million

Par value	$0.001

(a) Securities loaned, at value	$143,891,424
(b) Investments, at cost — Unaffiliated	$2,674,921,160
(c) Investments, at cost — Affiliated	$218,246,453
(d) Foreign currency, at cost	$1,612
(e) Foreign currency collateral pledged, at cost	$23,075,142

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	36

Statements of Operations

Year Ended August 31, 2020

	iShares MSCI Australia ETF	iShares MSCI Canada ETF	iShares MSCI Japan ETF	iShares MSCI Mexico ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$50,511,770	$78,484,203	$263,919,583	$16,401,972
Dividends — Affiliated	9,715	13,958	64,061	7,778
Interest — Unaffiliated	—	1,436	—	7,925
Securities lending income — Affiliated — net	2,211	2,045,033	223,509	52,917
Foreign taxes withheld	(768,564)	(11,749,743)	(26,382,004)	(952,725)

Total investment income	49,755,132	68,794,887	237,825,149	15,517,867

EXPENSES
Investment advisory fees	6,745,172	12,124,907	57,245,057	3,744,704
Miscellaneous	264	264	264	264

Total expenses	6,745,436	12,125,171	57,245,321	3,744,968

Net investment income	43,009,696	56,669,716	180,579,828	11,772,899

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(67,417,793)	(199,251,783)	(170,016,219)	(91,892,114)
Investments — Affiliated	91	17,029	11,409	241
In-kind redemptions — Unaffiliated	58,790,198	129,334,035	293,626,665	23,622,062
Futures contracts	(3,101,199)	546,718	15,247,664	(229,562)
Foreign currency transactions	(1,024,060)	177,257	401,463	(49,616)

Net realized gain (loss)	(12,752,763)	(69,176,744)	139,270,982	(68,548,989)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(19,799,361)	104,145,910	599,981,259	(55,711,501)
Investments — Affiliated	—	2,982	(12,243)	529
Futures contracts	(57,156)	451,059	713,047	(170,355)
Foreign currency translations	285,104	143,251	75,595	10,808

Net change in unrealized appreciation (depreciation)	(19,571,413)	104,743,202	600,757,658	(55,870,519)

Net realized and unrealized gain (loss)	(32,324,176)	35,566,458	740,028,640	(124,419,508)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$10,685,520	$92,236,174	$920,608,468	$(112,646,609)

See notes to financial statements.

37	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations  (continued)

Year Ended August 31, 2020

iShares MSCI South Korea ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$94,715,158
Dividends — Affiliated	81,274
Securities lending income — Affiliated — net	9,257,486
Foreign taxes withheld	(16,648,434)
Other foreign taxes	(7,994)

Total investment income	87,397,490

EXPENSES
Investment advisory fees	25,182,549
Miscellaneous	264

Total expenses	25,182,813

Net investment income	62,214,677

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated(a)	(210,270,596)
Investments — Affiliated	(90,419)
Futures contracts	(2,861,150)
Foreign currency transactions	(2,992,385)

Net realized loss	(216,214,550)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	921,492,102
Investments — Affiliated	46,118
Futures contracts	2,737,033
Foreign currency translations	1,306,841

Net change in unrealized appreciation (depreciation)	925,582,094

Net realized and unrealized gain	709,367,544

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$771,582,221

(a) Net of foreign capital gain tax of	$47,428

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	38

Statements of Changes in Net Assets

	iShares MSCI Australia ETF		iShares MSCI Canada ETF

	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/20	Year Ended 08/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$43,009,696	$59,623,655	$56,669,716	$60,051,016
Net realized loss	(12,752,763)	(34,512,791)	(69,176,744)	(103,704,795)
Net change in unrealized appreciation (depreciation)	(19,571,413)	(9,995,015)	104,743,202	18,680,770

Net increase (decrease) in net assets resulting from operations	10,685,520	15,115,849	92,236,174	(24,973,009)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(51,870,949)	(71,965,308)	(58,024,818)	(63,960,878)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(95,145,968)	93,669,497	(386,763,275)	(287,106,743)

NET ASSETS(a)
Total increase (decrease) in net assets	(136,331,397)	36,820,038	(352,551,919)	(376,040,630)
Beginning of year	1,399,590,202	1,362,770,164	2,618,586,332	2,994,626,962

End of year	$1,263,258,805	$1,399,590,202	$2,266,034,413	$2,618,586,332

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

39	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	iShares MSCI Japan ETF		iShares MSCI Mexico ETF

	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/20	Year Ended 08/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$180,579,828	$247,265,802	$11,772,899	$23,960,370
Net realized gain (loss)	139,270,982	409,682,495	(68,548,989)	(100,111,090)
Net change in unrealized appreciation (depreciation)	600,757,658	(1,725,742,453)	(55,870,519)	(62,853,146)

Net increase (decrease) in net assets resulting from operations	920,608,468	(1,068,794,156)	(112,646,609)	(139,003,866)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(245,795,518)	(229,873,912)	(11,539,781)	(25,697,670)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(2,935,960,843)	(3,504,195,955)	332,870,491	(377,985,490)

NET ASSETS
Total increase (decrease) in net assets	(2,261,147,893)	(4,802,864,023)	208,684,101	(542,687,026)
Beginning of year	12,170,174,241	16,973,038,264	626,243,227	1,168,930,253

End of year	$9,909,026,348	$12,170,174,241	$834,927,328	$626,243,227

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	40

Statements of Changes in Net Assets  (continued)

	iShares MSCI South Korea ETF

	Year Ended 08/31/20	Year Ended 08/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$62,214,677	$69,657,107
Net realized loss	(216,214,550)	(154,004,207)
Net change in unrealized appreciation (depreciation)	925,582,094	(823,249,004)

Net increase (decrease) in net assets resulting from operations	771,582,221	(907,596,104)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(94,999,174)	(52,766,055)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	332,334,305	902,035,428

NET ASSETS
Total increase (decrease) in net assets	1,008,917,352	(58,326,731)
Beginning of year	3,848,564,183	3,906,890,914

End of year	$4,857,481,535	$3,848,564,183

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

41	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI Australia ETF

	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16

Net asset value, beginning of year	$21.67	$22.56	$22.58	$20.30	$18.66

Net investment income(a)	0.67	1.00	0.90	0.84	0.84
Net realized and unrealized gain (loss)(b)	(0.48)	(0.70)	0.07	2.45	1.59

Net increase from investment operations	0.19	0.30	0.97	3.29	2.43

Distributions(c)
From net investment income	(0.74)	(1.19)	(0.99)	(1.01)	(0.79)

Total distributions	(0.74)	(1.19)	(0.99)	(1.01)	(0.79)

Net asset value, end of year	$21.12	$21.67	$22.56	$22.58	$20.30

Total Return
Based on net asset value	0.99%	1.75%	4.43%	16.70%	13.36%

Ratios to Average Net Assets
Total expenses	0.51%	0.50%	0.47%	0.49%	0.48%

Net investment income	3.23%	4.68%	3.95%	3.90%	4.41%

Supplemental Data
Net assets, end of year (000)	$1,263,259	$1,399,590	$1,362,770	$1,765,912	$1,668,702

Portfolio turnover rate(d)	8%	9%	3%	4%	7%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	42

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Canada ETF

	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16

Net asset value, beginning of year	$28.22	$28.79	$27.83	$25.33	$24.02

Net investment income(a)	0.65	0.62	0.58	0.51	0.51
Net realized and unrealized gain (loss)(b)	0.54	(0.53)	0.97	2.47	1.29

Net increase from investment operations	1.19	0.09	1.55	2.98	1.80

Distributions(c)
From net investment income	(0.65)	(0.66)	(0.59)	(0.48)	(0.49)

Total distributions	(0.65)	(0.66)	(0.59)	(0.48)	(0.49)

Net asset value, end of year	$28.76	$28.22	$28.79	$27.83	$25.33

Total Return
Based on net asset value	4.32%	0.56%	5.61%	11.88%	7.73%

Ratios to Average Net Assets
Total expenses	0.51%	0.49%	0.47%	0.49%	0.48%

Net investment income	2.37%	2.26%	2.01%	1.93%	2.18%

Supplemental Data
Net assets, end of year (000)	$2,266,034	$2,618,586	$2,994,627	$3,127,920	$3,097,794

Portfolio turnover rate(d)	9%	6%	3%	6%	4%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

43	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Japan ETF

	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17 (a)	Year Ended 08/31/16 (a)

Net asset value, beginning of year	$54.05	$58.45	$54.57	$49.05	$48.61

Net investment income(b)	0.90	0.92	0.87	0.49	0.72
Net realized and unrealized gain (loss)(c)	4.36	(4.43)	3.87	5.96	0.44

Net increase (decrease) from investment operations	5.26	(3.51)	4.74	6.45	1.16

Distributions(d)
From net investment income	(1.16)	(0.89)	(0.86)	(0.93)	(0.72)

Total distributions	(1.16)	(0.89)	(0.86)	(0.93)	(0.72)

Net asset value, end of year	$58.15	$54.05	$58.45	$54.57	$49.05

Total Return
Based on net asset value	9.76%	(5.96)%	8.67%	13.31%	2.44%

Ratios to Average Net Assets
Total expenses	0.51%	0.49%	0.47%	0.49%	0.48%

Net investment income	1.60%	1.68%	1.46%	1.45%	1.53%

Supplemental Data
Net assets, end of year (000)	$9,909,026	$12,170,174	$16,973,038	$16,017,689	$14,015,180

Portfolio turnover rate(e)	4%	7%	4%	4%	4%

(a)	Per share amounts reflect a one-for-four reverse stock split effective after the close of trading on November 4, 2016.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	44

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Mexico ETF

	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16

Net asset value, beginning of year	$41.47	$50.38	$56.68	$50.48	$52.70

Net investment income(a)	0.61	1.09	0.95	0.88	0.93
Net realized and unrealized gain (loss)(b)	(8.52)	(8.75)	(6.17)	6.10	(1.82)

Net increase (decrease) from investment operations	(7.91)	(7.66)	(5.22)	6.98	(0.89)

Distributions(c)
From net investment income	(0.56)	(1.25)	(1.08)	(0.78)	(1.33)

Total distributions	(0.56)	(1.25)	(1.08)	(0.78)	(1.33)

Net asset value, end of year	$33.00	$41.47	$50.38	$56.68	$50.48

Total Return
Based on net asset value	(19.36)%	(15.23)%	(9.02)%	14.03%	(1.68)%

Ratios to Average Net Assets
Total expenses	0.51%	0.49%	0.47%	0.49%	0.48%

Net investment income	1.59%	2.46%	1.87%	1.79%	1.82%

Supplemental Data
Net assets, end of year (000)	$834,927	$626,243	$1,168,930	$1,320,642	$1,317,518

Portfolio turnover rate(d)	12%	5%	7%	8%	8%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

45	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI South Korea ETF

	Year Ended 08/31/20		Year Ended 08/31/19		Year Ended 08/31/18		Year Ended 08/31/17		Year Ended 08/31/16

Net asset value, beginning of year	$53.34		$67.65		$68.19		$56.89		$48.15

Net investment income(a)	0.83		0.97		0.94		0.64		0.56
Net realized and unrealized gain (loss)(b)	10.18		(14.49)		0.70		11.31		9.38

Net increase (decrease) from investment operations	11.01		(13.52)		1.64		11.95		9.94

Distributions(c)
From net investment income	(1.31)		(0.79)		(2.18)		(0.65)		(1.20)

Total distributions	(1.31)		(0.79)		(2.18)		(0.65)		(1.20)

Net asset value, end of year	$63.04		$53.34		$67.65		$68.19		$56.89

Total Return
Based on net asset value	20.77%		(20.08)%		2.15%		21.28%		20.92%

Ratios to Average Net Assets
Total expenses	0.59%		0.59%		0.59%		0.62%		0.64%

Net investment income	1.45%		1.62%		1.31%		1.05%		1.09%

Supplemental Data
Net assets, end of year (000)	$4,857,482		$3,848,564		$3,906,891		$3,784,638		$3,452,970

Portfolio turnover rate(d)	15	%(e)	16	%(e)	18	%(e)	16	%(e)	22	%(e)

(a) Based on average shares outstanding.

(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d) Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash in U.S. dollars (“cash creations”).

(e) Portfolio turnover rate excluding cash creations was as follows:	9%		5%		11%		6%		10%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	46

Notes to Financial Statements

1.	ORGANIZATION

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI Australia	Non-diversified
MSCI Canada	Diversified
MSCI Japan	Diversified
MSCI Mexico	Non-diversified
MSCI South Korea	Non-diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities are reflected in tax reclaims receivable. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a return of capital or capital gain. Non-cash dividends, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is accrued daily.

Foreign Currency Translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in non-U.S. currencies are translated to U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. Such fluctuations are reflected by the Funds as a component of net realized and unrealized gain (loss) from investments for financial reporting purposes. Each Fund reports realized currency gain (loss) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2020, if any, are disclosed in the statement of assets and liabilities.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

47	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Futures contracts are valued based on that day’s last reported settlement price on the exchange where the contract is traded.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of August 31, 2020, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral

N O T E S T O F I N A N C I A L S T A T E M E N T S	48

Notes to Financial Statements  (continued)

received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of August 31, 2020 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.
The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of August 31, 2020:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received(a)	Non-Cash Collateral Received	Net Amount

MSCI Canada
Barclays Capital Inc.	$4,652,964	$4,652,964	$—	$—
BofA Securities, Inc.	94,674	94,674	—	—
Credit Suisse Securities (USA) LLC	336,045	336,045	—	—
JPMorgan Securities LLC	2,373,479	2,373,479	—	—
Morgan Stanley & Co. LLC	994,286	994,286	—	—
National Financial Services LLC	1,650,869	1,650,869	—	—
Wells Fargo Securities LLC	1,105,406	1,105,406	—	—

	$11,207,723	$11,207,723	$—	$—

MSCI Mexico
Morgan Stanley & Co. LLC	$12,959,120	$12,959,120	$—	$—

MSCI South Korea
BofA Securities, Inc.	$59,131,928	$59,131,928	$—	$—
Morgan Stanley & Co. LLC	84,759,496	84,759,496	—	—

	$143,891,424	$143,891,424	$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Each Fund’s use of futures contracts is generally limited to cash equitization. This involves the use of available cash to invest in index futures contracts in order to gain exposure to the equity markets represented in or by the Fund’s underlying index and is intended to allow the Fund to better track its underlying index. Futures contracts are standardized, exchange-traded agreements to buy or sell a specific quantity of an underlying instrument at a set price on a future date. Depending on the terms of a contract, a futures contract is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date.

Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Securities deposited as initial margin, if any, are designated in the schedule of investments and cash deposited, if any, is shown as cash pledged for futures contracts in the statement of assets and liabilities.

Pursuant to the contract, a fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation or depreciation and, if any, shown as variation margin receivable or payable on futures contracts in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

49	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).

For its investment advisory services to each of the iShares MSCI Australia, iShares MSCI Canada, iShares MSCI Japan and iShares MSCI Mexico ETFs, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee

First $7 billion	0.59%
Over $7 billion, up to and including $11 billion	0.54
Over $11 billion, up to and including $24 billion	0.49
Over $24 billion, up to and including $48 billion	0.44
Over $48 billion, up to and including $72 billion	0.40
Over $72 billion, up to and including $96 billion	0.36
Over $96 billion	0.32

For its investment advisory services to the iShares MSCI South Korea ETF, BFAis entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee

First $2 billion	0.74%
Over $2 billion, up to and including $4 billion	0.69
Over $4 billion, up to and including $8 billion	0.64
Over $8 billion, up to and including $16 billion	0.57
Over $16 billion, up to and including $24 billion	0.51
Over $24 billion, up to and including $32 billion	0.48
Over $32 billion	0.45

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statement of operations. For the year ended August 31, 2020, the Funds paid BTC the following amounts for securities lending agent services:

N O T E S T O F I N A N C I A L S T A T E M E N T S	50

Notes to Financial Statements  (continued)

iShares ETF	Fees Paid to BTC

MSCI Australia	$605
MSCI Canada	455,789
MSCI Japan	60,739
MSCI Mexico	12,721
MSCI South Korea	2,102,420

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2020, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

MSCI Australia	$16,771,211	$20,526,974	$(18,235,485)
MSCI Japan	116,114,657	44,155,083	(35,336,714)
MSCI South Korea	30,220,169	7,862,283	(8,876,486)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended August 31, 2020, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

MSCI Australia	$108,651,354	$108,442,962
MSCI Canada	242,451,210	226,675,967
MSCI Japan	453,722,554	415,822,309
MSCI Mexico	99,682,350	84,666,099
MSCI South Korea	920,181,356	648,158,739

For the year ended August 31, 2020, purchases and sales related to in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

MSCI Australia	$497,857,726	$601,584,688
MSCI Canada	547,161,653	946,938,119
MSCI Japan	3,491,612,620	6,545,656,711
MSCI Mexico	2,081,534,611	1,762,186,022

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2020, the following permanent differences attributable to realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

51	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

MSCI Australia	$29,859,700	$(29,859,700)
MSCI Canada	103,622,265	(103,622,265)
MSCI Japan	260,159,621	(260,159,621)
MSCI Mexico	17,773,764	(17,773,764)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 08/31/20	Year Ended 08/31/19

MSCI Australia
Ordinary income	$51,870,949	$71,965,308

MSCI Canada
Ordinary income	$58,024,818	$63,960,878

MSCI Japan
Ordinary income	$245,795,518	$229,873,912

MSCI Mexico
Ordinary income	$11,539,781	$25,697,670

MSCI South Korea
Ordinary income	$94,999,174	$52,766,055

As of August 31, 2020, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Qualified Late-Year Losses (c)	Total

MSCI Australia	$5,986,818	$(252,639,282)	$(278,578,007)	$—	$(525,230,471)
MSCI Canada	4,682,498	(752,314,273)	(311,306,092)	—	(1,058,937,867)
MSCI Japan	—	(1,205,625,657)	(1,060,857,941)	(17,837,544)	(2,284,321,142)
MSCI Mexico	3,856,336	(368,643,806)	(467,172,992)	—	(831,960,462)
MSCI South Korea	—	(613,182,217)	1,516,507,111	(10,207,381)	893,117,513

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the timing and recognition of partnership income and the characterization of corporate actions.

(c)	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2020, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

MSCI Australia	$1,531,252,534	$124,582,750	$(403,388,413)	$(278,805,663)
MSCI Canada	2,581,264,377	286,533,632	(597,986,521)	(311,452,889)
MSCI Japan	10,896,793,755	1,116,067,366	(2,177,262,224)	(1,061,194,858)
MSCI Mexico	1,314,957,616	1,956,389	(469,138,897)	(467,182,508)
MSCI South Korea	3,527,760,959	1,733,014,649	(217,113,865)	1,515,900,784

9.	LINE OF CREDIT

The iShares MSCI South Korea ETF, along with certain other iShares funds (“Participating Funds”), is a party to a $300 million credit agreement (“Credit Agreement”) with State Street Bank and Trust Company, which expires on July 15, 2021. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Credit Agreement sets specific sub limits on aggregate borrowings based on two tiers of Participating Funds: $300 million with respect to the funds within Tier 1 and $200 million with respect to Tier 2, including the Fund. The Fund may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Credit Agreement. The Credit Agreement has the following terms: a commitment fee of 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR rate (not less than

N O T E S T O F I N A N C I A L S T A T E M E N T S	52

Notes to Financial Statements  (continued)

zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Credit Agreement.

The Fund did not borrow under the credit agreement during the year ended August 31, 2020.

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honor its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the statement of assets and liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

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Notes to Financial Statements  (continued)

Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the schedule of investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 08/31/20		Year Ended 08/31/19

iShares ETF	Shares	Amount	Shares	Amount

MSCI Australia
Shares sold	24,400,000	$512,582,367	17,200,000	$365,456,184
Shares redeemed	(29,200,000)	(607,728,335)	(13,000,000)	(271,786,687)

Net increase (decrease)	(4,800,000)	$(95,145,968)	4,200,000	$93,669,497

MSCI Canada
Shares sold	20,400,000	$565,536,537	16,000,000	$450,405,632
Shares redeemed	(34,400,000)	(952,299,812)	(27,200,000)	(737,512,375)

Net decrease	(14,000,000)	$(386,763,275)	(11,200,000)	$(287,106,743)

MSCI Japan
Shares sold	65,100,000	$3,621,012,076	96,150,000	$5,263,571,116
Shares redeemed	(119,850,000)	(6,556,972,919)	(161,400,000)	(8,767,767,071)

Net decrease	(54,750,000)	$(2,935,960,843)	(65,250,000)	$(3,504,195,955)

MSCI Mexico
Shares sold	56,300,000	$2,102,863,393	34,300,000	$1,475,864,783
Shares redeemed	(46,100,000)	(1,769,992,902)	(42,400,000)	(1,853,850,273)

Net increase (decrease)	10,200,000	$332,870,491	(8,100,000)	$(377,985,490)

MSCI South Korea
Shares sold	9,900,000	$576,836,249	23,050,000	$1,390,211,716
Shares redeemed	(5,000,000)	(244,501,944)	(8,650,000)	(488,176,288)

Net increase	4,900,000	$332,334,305	14,400,000	$902,035,428

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

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Notes to Financial Statements  (continued)

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

12.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. In an opinion dated January 23, 2020, the California Court of Appeal affirmed the dismissal of Plaintiffs’ claims. On March 3, 2020, plaintiffs filed a petition for review by the California Supreme Court. On May 27, 2020, the California Supreme Court denied Plaintiff’s petition for review. The case is now closed.

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

55	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Directors of iShares, Inc. and

Shareholders of iShares MSCI Australia ETF, iShares MSCI Canada ETF,

iShares MSCI Japan ETF, iShares MSCI Mexico ETF and iShares MSCI South Korea ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares MSCI Australia ETF, iShares MSCI Canada ETF, iShares MSCI Japan ETF, iShares MSCI Mexico ETF and iShares MSCI South Korea ETF (five of the funds constituting iShares, Inc., hereafter collectively referred to as the “Funds”) as of August 31, 2020, the related statements of operations for the year ended August 31, 2020, the statements of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2020 and each of the financial highlights for each of the five years in the period ended August 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 21, 2020

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information  (unaudited)

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2020:

iShares ETF	Qualified Dividend Income

MSCI Australia	$50,082,810
MSCI Canada	77,716,380
MSCI Japan	247,349,593
MSCI Mexico	14,130,409
MSCI South Korea	88,671,341

For the fiscal year ended August 31, 2020, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid

MSCI Australia	$50,512,312	$928,168
MSCI Canada	78,444,861	11,882,850
MSCI Japan	264,013,366	26,842,222
MSCI Mexico	16,401,969	938,707
MSCI South Korea	94,716,849	16,703,856

57	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

iShares MSCI Australia ETF, iShares MSCI Canada ETF, iShares MSCI Japan ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on April 17, 2020 and May 19, 2020, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 8-10, 2020, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Contract for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the overall fund expenses (net of waivers and reimbursements) for the Fund were higher than the median of overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2019, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 8-10, 2020 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares

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Board Review and Approval of Investment Advisory Contract  (continued)

funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

iShares MSCI Mexico ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s

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service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on April 17, 2020 and May 19, 2020, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 8-10, 2020, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Contract for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2019, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 8-10, 2020 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue,

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Board Review and Approval of Investment Advisory Contract (continued)

including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board further noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

iShares MSCI South Korea ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on April 17, 2020 and May 19, 2020, a committee composed of all of the Independent Board Members (the “15(c) Committee”),

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with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 8-10, 2020, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Contract for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the overall fund expenses (net of waivers and reimbursements) for the Fund were higher than the median of overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2019, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 8-10, 2020 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

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Board Review and Approval of Investment Advisory Contract (continued)

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board further noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

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Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

August 31, 2020

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI Australia(a)	$0.720917	$—	$0.019647	$0.740564	97%	—%	3%	100%
MSCI Canada(a)	0.575335	—	0.076762	0.652097	88	—	12	100
MSCI Japan(a)	1.051810	—	0.105851	1.157661	91	—	9	100
MSCI Mexico	0.558070	—	—	0.558070	100	—	—	100
MSCI South Korea(a)	0.427177	—	0.880451	1.307628	33	—	67	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (the “Directive”) imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside of the EU, such as BFA (the “Company”). Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

The Company has registered the iShares MSCI Canada ETF, iShares MSCI Japan ETF, iShares MSCI Mexico ETF and iShares MSCI South Korea ETF (each a “Fund”, collectively the “Funds”) to be marketed to EU investors in the United Kingdom, the Netherlands, Finland, Sweden and Luxembourg.

Report on Remuneration

The Company is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to both (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Funds.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the each Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programmes which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

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Supplemental Information (unaudited) (continued)

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organisational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the each Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the iShares MSCI Canada ETF in respect of the Company’s financial year ending December 31, 2019 was USD 233.97 thousand. This figure is comprised of fixed remuneration of USD 108.17 thousand and variable remuneration of USD 125.8 thousand. There were a total of 448 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the iShares MSCI Canada ETF in respect of the Company’s financial year ending December 31, 2019, to its senior management was USD 29.83 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 3.51 thousand.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the iShares MSCI Japan ETF in respect of the Company’s financial year ending December 31, 2019 was USD 1.16 million. This figure is comprised of fixed remuneration of USD 538.3 thousand and variable remuneration of USD 626.05 thousand. There were a total of 448 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the iShares MSCI Japan ETF in respect of the Company’s financial year ending December 31, 2019, to its senior management was USD 148.46 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 17.45 thousand.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the iShares MSCI Mexico ETF in respect of the Company’s financial year ending December 31, 2019 was USD 77.98 thousand. This figure is comprised of fixed remuneration of USD 36.05 thousand and variable remuneration of USD 41.93 thousand. There were a total of 448 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the iShares MSCI Mexico ETF in respect of the Company’s financial year ending December 31, 2019, to its senior management was USD 9.94 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 1.17 thousand.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the iShares MSCI South Korea ETF in respect of the Company’s financial year ending December 31, 2019 was USD 387.35 thousand. This figure is comprised of fixed remuneration of USD 179.08 thousand and variable remuneration of USD 208.27 thousand. There were a total of 448 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the iShares MSCI South Korea ETF in respect of the Company’s financial year ending December 31, 2019, to its senior management was USD 49.39 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 5.8 thousand.

65	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Director and Officer Information

The Board of Directors has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFAor its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 368 funds as of August 31, 2020. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Director and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., ParkAvenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

Robert S. Kapito(a) (63)	Director (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Trustee of iShares Trust (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (50)	Director (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Trustee of iShares Trust (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

Cecilia H. Herbert (71)	Director (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares Trust and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (64)	Director (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares Trust (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (65)	Director (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	66

Director and Officer Information  (continued)

Independent Directors (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

John E. Kerrigan (65)	Director (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (61)	Director (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (59)	Director (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (since 2017); and Director of Reading Partners (2012-2016).	Trustee of iShares Trust (since 2003); Trustee of iShares U.S. ETF Trust (since 2011); Director of Cloudera Foundation (since 2017); and Director of Reading Partners (2012-2016).

Madhav V. Rajan (56)	Director (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Trustee of iShares Trust (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Armando Senra (49)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).
Trent Walker (46)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.
Charles Park (53)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).
Deepa Damre (45)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).
Scott Radell (51)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).
Alan Mason (59)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).
Marybeth Leithead (57)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

67	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The iShares Funds’ Forms N-Q are available on the SEC’s website at sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	68

Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

CPO	Certificates of Participation (Ordinary)

NVS	Non-Voting Shares

69	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?

iShares.com     |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2020 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-815-0820

AUGUST 31, 2020

2020 Annual Report

iShares, Inc.

•	iShares Core MSCI Emerging Markets ETF | IEMG | NYSE Arca
•	iShares MSCI BRIC ETF | BKF | NYSE Arca
•	iShares MSCI Emerging Markets Asia ETF | EEMA | NASDAQ
•	iShares MSCI Emerging Markets Small-Cap ETF | EEMS | NYSE Arca

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary. Please note that not all financial intermediaries may offer this service.

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of August 31, 2020 has been a time of sudden change in global financial markets, as the emergence and spread of the coronavirus led to a vast disruption in the global economy and financial markets. For most of the first half of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, countries around the world took economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off, and unemployment claims spiked, causing a global recession and a sharp fall in equity prices.

After markets hit their lowest point during the reporting period in late March 2020, a steady recovery ensued, as businesses began to re-open and governments learned to adapt to life with the virus. Equity prices continued to rise throughout the summer, fed by strong fiscal and monetary support and improving economic indicators. By the end of the reporting period, all major investment categories posted positive returns, and many equity indices were near all-time highs. In the United States, large-capitalization stocks advanced significantly, outperforming small-capitalization stocks, which also gained for the reporting period. International equities from developed economies also turned in a positive performance while lagging emerging market stocks, which rebounded sharply.

During the market downturn, the performance of different types of fixed-income securities initially diverged due to a reduced investor appetite for risk. U.S. Treasuries benefited from the risk-off environment, and posted solid returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) touched an all-time low. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and both investment-grade and high-yield bonds recovered to post positive returns.

The Fed reduced interest rates twice in late 2019 to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also implemented a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion is likely to continue as economic activity resumes. Several risks remain, however, including a potential resurgence of the coronavirus amid loosened restrictions, policy fatigue among governments already deep into deficit spending, and structural damage to the financial system from lengthy economic interruptions.

Overall, we favor a moderately positive stance toward risk, and in particular toward credit given the extraordinary central bank measures taken in recent months. This support extends beyond investment-grade corporates and into high-yield, leading to attractive opportunities in that end of the market. We believe that international diversification and sustainable investments can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments. We remain neutral on equities overall while favoring European stocks, which are poised for cyclical upside as re-openings continue.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit ishares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of August 31, 2020
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	19.63%	21.94%
U.S. small cap equities (Russell 2000® Index)	6.57	6.02
International equities (MSCI Europe, Australasia, Far East Index)	7.10	6.13

Emerging market equities (MSCI Emerging Markets Index)	11.23	14.49
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.34	1.26
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	4.67	8.93
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.98	6.47
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.29	3.15
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.04	4.65
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F YO U R F U N D R E P O R T

Market Overview

iShares, Inc.

Global Market Overview

Global equity markets advanced strongly during the 12 months ended August 31, 2020 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 16.52% in U.S. dollar terms for the reporting period.

Global stocks gained steadily for much of the first half of the reporting period, supported by slowing but resilient growth and accommodative monetary policy from major central banks. Equity markets ended 2019 on a positive note, as a trade agreement between the U.S. and China helped alleviate one of the world economy’s most significant risks.

However, the spread of the coronavirus upended global equity markets in early 2020. As the extent of the outbreak became apparent in February 2020, restrictions on travel and work disrupted the global economy and precipitated a sharp decline in equity prices. Beginning in late March 2020, equity prices posted a strong recovery, buoyed by massive stimulus from the world’s largest central banks and governments, the phased reopening of countries’ economies, and optimism surrounding prospective vaccines. By the end of the reporting period, equities posted positive returns in all of the world’s major regions despite the onset of a significant global recession.

In the U.S., following the issuance of stay-at-home orders, nonessential business closures, and other coronavirus-related restrictions on public gatherings, whole portions of the economy shut down. Businesses associated with travel and leisure were particularly affected, as air traffic declined, and conferences and events were postponed. The disruption created by these sudden changes led to an annualized economic contraction of 31.7% in the second quarter of 2020.

In response to the pandemic, the federal government enacted over U.S. $2 trillion in stimulus spending. The U.S. Federal Reserve Bank (“Fed”) also acted to stabilize markets by implementing two emergency interest rate reductions and launching a bond-buying program that included U.S. Treasuries, corporate and municipal bonds, and securities backed by mortgages and auto loans. The unprecedented level of Fed intervention and support from government stimulus led to a significant recovery in U.S. stock prices, many of which reached record highs by the end of the reporting period.

Europe was similarly affected by the coronavirus, as many of the area’s largest economies instituted social distancing policies that significantly limited economic activity, leading to a rapid decline in stock prices. To mitigate the economic impact of this disruption, many countries individually implemented fiscal stimulus plans. In July 2020, Eurozone countries reached a historic deal for a collective €750 billion in stimulus spending, in addition to a large European Central Bank (“ECB”) bond-buying plan. European stocks recovered late in the reporting period to post positive returns overall but trailed most other regions of the globe.

Asia-Pacific stocks posted strong returns despite a sharp decline during the first quarter of 2020 as the coronavirus outbreaks worsened. Although widespread business and factory closures led to economic weakness initially, the Chinese economy showed signs of recovery late in the reporting period, leading to a significant rise in Asia-Pacific equity markets, which are highly sensitive to economic conditions in China.

Emerging market stocks outside of Asia declined, driven by sharply weaker currencies and lower commodities prices, which weighed on economies reliant on these exports. Latin America drove emerging markets declines, hindered by mass business closures and bankruptcies, political and social unrest, and among the world’s highest level of coronavirus cases.

M A R K E T O V E R V I E W	4

Fund Summary as of August 31, 2020	iShares® Core MSCI Emerging Markets ETF

Investment Objective

The iShares Core MSCI Emerging Markets ETF (the “Fund”) seeks to track the investment results of an index composed of large-, mid- and small-capitalization emerging market equities, as represented by the MSCI Emerging Markets Investable Market Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	13.97%	8.31%	3.44%	13.97%	49.03%	30.50%
Fund Market	14.00	8.29	3.42	14.00	48.91	30.33
Index	14.09	8.21	3.41	14.09	48.36	30.19

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/18/12. The first day of secondary market trading was 10/22/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 13 for more information.

Expense Example

Actual			Hypothetical 5% Return
Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period (a)	Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period (a)	Annualized Expense Ratio
$ 1,000.00	$ 1,111.60	$0.69	$ 1,000.00	$ 1,024.50	$ 0.66	0.13%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 13 for more information.

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Fund Summary as of August 31, 2020 (continued)	iShares® Core MSCI Emerging Markets ETF

Portfolio Management Commentary

Emerging markets stocks advanced strongly during the reporting period, despite coronavirus-related restrictions that led to a worldwide recession. Chinese equities contributed the most to the Index’s return, driven primarily by the consumer discretionary sector. Internet and direct marketing retail companies advanced as consumers and businesses limiting physical interaction accelerated the migration to digital platforms. Temporary closures of brick-and-mortar stores led both merchants and customers to increase use of online platforms, driving sharply higher revenues for goods and services such as food delivery. Companies providing cloud computing services gained as closed offices and schools led to sharply increased demand for remote working and remote education capabilities, such as video conferencing and productivity tracking tools.

The Chinese communication services sector was also a notable contributor, bolstered by strong gains in the interactive media and services industry. Homebound consumers supported demand growth for online gaming, while increased use of social media drove stronger revenues for digital content and online advertising.

Information technology stocks in both Taiwan and South Korea contributed meaningfully to the Index’s return. Taiwan’s semiconductors industry benefited from growth in global demand. An increase in online activity and upgrades to mobile networks to support next-generation phones drove substantial revenue growth for companies producing high-performance computing semiconductors, including those used in data center hardware and 5G equipment. An increase in telecommuting drove considerable demand for high-speed Wi-Fi chips. The technology hardware and equipment industry drove contribution in South Korea, as companies responded to the pandemic by expanding online sales channels. Profits from sales of computer memory strengthened due to higher prices and substantial demand from data centers. The industry mitigated the impact of lower smartphone purchases by reducing expenses.

On the downside, Brazilian stocks detracted substantially from the Index’s return, weighed down by the financials sector. Bank profits dropped sharply as declining economic activity led to lower income from interest, fees, and insurance. Deteriorating demand for consumer credit, as well as sharply rising loan default provisions, also weighed on bank stocks.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Consumer Discretionary	19.0%
Information Technology	17.6
Financials	16.8
Communication Services	12.2
Materials	7.5
Consumer Staples	6.1
Energy	5.3
Industrials	5.3
Health Care	5.1
Real Estate	2.9
Utilities	2.2

(a)	Excludes money market funds.

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)

China	39.5%
Taiwan	13.4
South Korea	12.2
India	8.5
Brazil	5.1
South Africa	3.5
Russia	2.9
Saudi Arabia	2.7
Thailand	2.1
Malaysia	1.9

F U N D S U M M A R Y	6

Fund Summary as of August 31, 2020	iShares® MSCI BRIC ETF

Investment Objective

The iShares MSCI BRIC ETF (the “Fund”) seeks to track the investment of an index composed of Chinese equities that are available to international investors, and Brazilian, Russian, and Indian equities, as represented by the MSCI BRIC Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	19.78%	11.19%	3.18%	19.78%	69.92%	36.78%
Fund Market	20.17	11.27	3.12	20.17	70.53	35.96
Index	20.21	11.73	3.84	20.21	74.10	45.75

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 13 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,136.10	$3.81		$ 1,000.00	$ 1,021.60	$ 3.61		0.71%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 13 for more information.

7	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2020 (continued)	iShares® MSCI BRIC ETF

Portfolio Management Commentary

The Index advanced sharply during the reporting period, despite coronavirus-related restrictions that led to a worldwide recession. Stocks in China, which constituted approximately 66% of the Index on average for the reporting period, contributed the majority of the Index’s return. The consumer discretionary sector drove performance, supported primarily by internet and direct marketing retailers. Although China’s lockdown briefly slowed sales and disrupted operations, consumers and businesses limiting physical interaction accelerated their migration toward digitization. A rebound in economic activity and innovation in digital operations drove higher investor demand for e-commerce stock. Temporary closures of brick-and-mortar stores led both merchants and customers to increase use of online platforms, driving sharply higher revenues for goods and services such as food delivery. Companies providing cloud computing services gained as closed offices and schools led to sharply increased demand for remote working and remote education capabilities, such as video conferencing and productivity tracking tools. As the coronavirus spread, Chinese e-commerce companies with a global footprint also benefited from social distancing measures enacted in other countries.

The Chinese communication services sector also contributed meaningfully to the Index’s return, driven primarily by the media and entertainment industry. Consumers staying at home increased demand for mobile and online games, driving sharply higher sales for interactive media and services companies. Homebound people also increased their use of social media, resulting in stronger revenues from digital content and online advertising. Financial services income also rose, driven by increased use of online tools for payments and wealth management. The interactive home industry advanced sharply, driven by accelerating revenue from mobile games and online education services, as well as advertising, e-commerce, and music streaming.

On the downside, Brazilian stocks detracted from the Index’s returns, weighed down by the financials sector. Bank profits dropped sharply as declining economic activity led to lower income from interest, fees, and insurance. Deteriorating demand for consumer credit, as well as sharply rising loan default provisions, also weighed on bank stocks.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Consumer Discretionary	27.4%
Financials	16.5
Communication Services	16.4
Energy	7.4
Information Technology	6.5
Consumer Staples	5.8
Health Care	5.1
Materials	5.1
Industrials	4.4
Real Estate	3.3
Utilities	2.1

(a)	Excludes money market funds.

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)

China	72.5%
India	13.8
Brazil	8.3
Russia	5.4

F U N D S U M M A R Y	8

Fund Summary as of August 31, 2020	iShares® MSCI Emerging Markets Asia ETF

Investment Objective

The iShares MSCI Emerging Markets Asia ETF (the “Fund”) seeks to track the investment results of an index composed of Asian emerging market equities, as represented by the MSCI EM Asia Custom Capped Index (the “Index”) The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	22.31%	10.30%	5.76%	22.31%	63.28%	61.53%
Fund Market	23.45	10.66	5.81	23.45	65.95	62.27
Index	22.90	10.76	6.14	22.90	66.73	66.53

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/8/12. The first day of secondary market trading was 2/9/12.

Index performance through May 31, 2018 reflects the performance of the MSCI Emerging Markets Asia. Index performance beginning on June 1, 2018 reflects the performance of the MSCI EM Asia Custom Capped Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 13 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,160.70	$2.66		$1,000.00	$1,022.70	$2.49		0.49%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 13 for more information.

9	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2020 (continued)	iShares® MSCI Emerging Markets Asia ETF

Portfolio Management Commentary

Stocks in Asian emerging markets advanced strongly during the reporting period, despite coronavirus-related restrictions that led to a worldwide recession. Chinese equities contributed the majority of the Index’s return. The consumer discretionary sector drove performance as internet and direct marketing retailers advanced sharply. While China’s lockdown briefly slowed sales and disrupted operations, consumers and businesses limiting physical interaction accelerated their migration toward digitization. Temporary closures of brick-and-mortar stores led merchants and customers to increase their use of online platforms, driving sharply higher revenues for goods and services such as food delivery. Companies providing cloud computing services gained as closed offices and schools led to increased demand for remote working and education capabilities, such as video conferencing and productivity tracking tools.

The Chinese communication services sector also contributed meaningfully to the Index’s return. The media and entertainment industry benefited from growing demand for mobile and online games from homebound consumers, which drove sharply higher sales for interactive media and services companies. Increased social media use resulted in stronger revenues from digital content and online advertising. Adoption of online payment and wealth management tools further bolstered revenue gains. The media and entertainment industry also advanced, driven by accelerating sales of mobile games and online education services, as well as advertising, e-commerce, and music streaming.

Information technology stocks in Taiwan and South Korea contributed meaningfully to the Index’s return. Taiwan’s semiconductors industry benefited from growth in global demand. An increase in online activity and upgrades to mobile networks to support next-generation phones drove substantial revenue gains for companies producing high-performance computing chips, including those used in data center hardware and 5G equipment.

The technology hardware and equipment industry drove contribution in South Korea as companies responded to the pandemic by expanding online sales channels. Profits from sales of computer memory strengthened amid higher prices and substantial demand from data centers. South Korea’s communication services sector also bolstered the Index’s return. The interactive media and services industry benefited from robust demand for cloud computing services and increased video game use.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Consumer Discretionary	21.2%
Information Technology	20.4
Financials	15.9
Communication Services	14.0
Consumer Staples	5.7
Industrials	4.9
Materials	4.8
Health Care	4.5
Energy	4.0
Real Estate	2.7
Utilities	1.9

(a)	Excludes money market funds.
(b)	Rounds to less than 0.1%.

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
China	50.6%
Taiwan	16.0
South Korea	14.5
India	10.8
Thailand	2.6
Malaysia	2.4
Indonesia	2.0
Philippines	1.1
Pakistan	0.0	(b)

F U N D S U M M A R Y	10

Fund Summary as of August 31, 2020	iShares® MSCI Emerging Markets Small-Cap ETF

Investment Objective

The iShares MSCI Emerging Markets Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization emerging market equities, as represented by the MSCI Emerging Markets Small Cap Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	10.68%	4.91%	1.38%	10.68%	27.07%	13.24%
Fund Market	10.37	4.75	1.26	10.37	26.12	12.02
Index	10.81	4.95	1.80	10.81	27.33	17.54

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 8/16/11. The first day of secondary market trading was 8/18/11.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 13 for more information.

Expense Example

Actual			Hypothetical 5% Return
Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period (a)	Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period (a)	Annualized Expense Ratio

$ 1,000.00	$ 1,111.90	$3.77	$ 1,000.00	$ 1,021.60	$ 3.61	0.71%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 13 for more information.

11	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2020 (continued)	iShares® MSCI Emerging Markets Small-Cap ETF

Portfolio Management Commentary

Small-capitalization stocks in emerging markets advanced during the reporting period, despite coronavirus-related restrictions that led to a worldwide recession. South Korean equities contributed the most to the Index’s return, led by the healthcare sector. The pharmaceuticals, biotechnology, and life sciences industry advanced sharply, benefiting from rising demand for coronavirus test kits and the race to develop COVID-19 therapies and vaccines. Exports of South Korean testing kits, valued globally for their accuracy, rose dramatically. Meanwhile, approvals for using existing drugs to treat complications of COVID-19, along with clinical trials for a potential vaccine, bolstered gains of pharmaceuticals and biotechnology companies. In July 2020, several smaller healthcare stocks were listed on an influential stock index, raising expectations for more foreign investment from fund managers. Deals with global pharmaceuticals companies, such as a technology transfer that could lead to sizeable future payments, as well as the South Korean government’s support of vaccine developers with research funding also bolstered the healthcare sector.

The Taiwanese information technology sector advanced as an increase in remote working and remote learning led to growth in global demand for semiconductors. Higher investment in data centers, 5G product launches, and network upgrades drove strong profit gains. China’s industrial rebound and stockpiling of semiconductors ahead of U.S. restrictions on sales to a Chinese telecommunications giant also bolstered semiconductor demand. New or improved products and acquisition activity also bolstered chip stocks. Taiwan’s technology hardware and equipment industry advanced amid increased demand for products that support 5G-enabled artificial intelligence, data centers, and networking equipment.

Information technology stocks also drove China’s contribution to the Index’s return. Software companies serving e-commerce and social network providers advanced amid temporary store and business closures, as well as increasing social media use by homebound people.

On the downside, Brazilian consumer discretionary stocks detracted from the Index’s return. Travel restrictions weighed on the hotels, restaurants, and leisure industry, and education services stocks declined amid rising pandemic-associated costs. Airlines stocks in the industrials sector declined along with passenger traffic and revenue.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Information Technology	18.3%
Industrials	13.2
Consumer Discretionary	12.9
Materials	11.5
Health Care	11.1
Financials	9.8
Real Estate	7.5
Consumer Staples	5.5
Utilities	4.3
Communication Services	4.2
Energy	1.7

(a)	Excludes money market funds.

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)

Taiwan	23.1%
South Korea	18.3
China	12.9
India	12.2
Brazil	7.0
Thailand	3.5
Malaysia	3.1
South Africa	3.1
Saudi Arabia	2.7
Mexico	2.0

F U N D S U M M A R Y	12

About Fund Performance

Past performance is no guarantee of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

13	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments August 31, 2020	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Argentina — 0.2%
Adecoagro SA(a)(b)	909,825	$4,603,714
Arcos Dorados Holdings Inc., Class A	995,193	4,428,609
Banco BBVA Argentina SA, ADR(a)(b)	580,883	1,957,576
Banco Macro SA, ADR(a)	338,309	6,410,955
Central Puerto SA, ADR	793,100	1,990,681
Despegar.com Corp.(a)	432,624	3,698,935
Globant SA(a)	280,665	49,840,491
Grupo Financiero Galicia SA, ADR(a)	830,362	8,577,639
Loma Negra Cia Industrial Argentina SA, ADR(a)(b)	471,824	2,278,910
Pampa Energia SA, ADR(a)(b)	398,394	4,577,547
Telecom Argentina SA, ADR	693,092	4,685,302
Transportadora de Gas del Sur SA, Class B(a)(b)	626,451	2,944,320
YPF SA, ADR(a)	1,350,993	7,538,541

		103,533,220

Brazil — 3.7%
AES Tiete Energia SA	1,321,444	3,613,201
Aliansce Sonae Shopping Centers SA(a)	1,062,301	5,116,023
Alupar Investimento SA	1,321,924	5,645,870
Ambev SA	34,891,199	78,293,563
Anima Holding SA(a)	675,900	3,688,811
Arezzo Industria e Comercio SA	396,212	4,053,194
Atacadao SA	2,802,300	9,986,505
B2W Cia. Digital(a)	1,692,003	34,571,650
B3 SA - Brasil, Bolsa, Balcao	15,524,828	166,401,117
Banco Bradesco SA	9,967,888	34,577,537
Banco BTG Pactual SA	1,750,500	25,632,561
Banco do Brasil SA	6,316,413	37,592,899
Banco Inter SA	548,500	6,472,938
Banco Inter SA(a)	1,167	13,381
Banco Santander Brasil SA	2,817,763	14,525,664
BB Seguridade Participacoes SA	5,140,343	24,718,323
BK Brasil Operacao e Assessoria a Restaurantes SA	1,524,700	3,057,238
BR Malls Participacoes SA(a)	5,867,724	9,925,897
BR Properties SA	2,032,491	3,393,722
BRF SA(a)	4,204,258	15,013,291
Camil Alimentos SA	1,103,082	2,565,728
CCR SA	9,229,387	22,426,171
Centrais Eletricas Brasileiras SA	2,386,200	15,445,772
Cia Brasileira de Distribuicao	1,159,400	13,422,318
Cia. de Locacao das Americas	2,569,436	9,554,767
Cia. de Saneamento Basico do Estado de Sao Paulo	2,585,928	22,508,260
Cia. de Saneamento de Minas Gerais-COPASA	527,800	4,579,610
Cia. de Saneamento do Parana	1,419,306	6,920,731
Cia. Hering	1,147,200	3,824,767
Cia. Siderurgica Nacional SA	5,110,756	14,169,890
Cielo SA	9,077,218	7,545,182
Cogna Educacao	13,466,815	13,992,389
Construtora Tenda SA	621,200	3,475,205
Cosan Logistica SA(a)	1,244,123	4,853,211
Cosan SA	1,184,572	17,976,197
CPFL Energia SA	1,314,700	6,887,562
CVC Brasil Operadora e Agencia de Viagens SA	1,122,340	3,743,929
CVC Brasil Operadora e Agencia de Viagens SA(a)	176,689	582,640
Cyrela Brazil Realty SA Empreendimentos e Participacoes	2,260,600	9,935,118
Duratex SA	2,473,208	7,172,704

Security	Shares	Value

Brazil (continued)
EcoRodovias Infraestrutura e Logistica SA(a)	1,767,100	$4,161,748
EDP - Energias do Brasil SA	2,003,300	6,825,075
Embraer SA(a)	5,620,783	7,520,470
Enauta Participacoes SA	708,300	1,452,519
Energisa SA	1,314,875	10,414,211
Eneva SA(a)	1,341,700	12,106,336
Engie Brasil Energia SA	1,421,175	11,043,710
Equatorial Energia SA	6,849,880	28,968,303
Ez Tec Empreendimentos e Participacoes SA	842,406	5,964,208
Fleury SA	1,537,914	7,316,859
Grendene SA	2,445,600	3,405,892
Grupo SBF SA(a)	814,600	4,511,119
Guararapes Confeccoes SA	861,238	2,747,346
Hapvida Participacoes e Investimentos SA(c)	1,691,254	19,955,681
Hypera SA	2,828,800	16,320,298
Iguatemi Empresa de Shopping Centers SA	714,200	4,291,006
Instituto Hermes Pardini SA	486,344	2,287,259
Iochpe Maxion SA	942,728	1,976,225
IRB Brasil Resseguros S/A	5,247,439	6,820,073
IRB Brasil Resseguros S/A(a)	1,923,496	2,426,328
JBS SA	8,168,761	33,414,207
JHSF Participacoes SA	2,131,200	2,762,141
JSL SA	593,700	3,423,090
Klabin SA	5,183,424	24,282,979
Light SA(a)	1,866,052	5,146,533
Linx SA	1,118,700	7,255,573
Localiza Rent a Car SA	4,649,903	40,880,224
Locaweb Servicos de Internet SA(a)(c)	631,900	7,077,040
LOG Commercial Properties e Participacoes SA	692,472	3,910,531
Lojas Renner SA	6,064,836	48,057,460
M. Dias Branco SA	674,997	4,369,227
Magazine Luiza SA	5,592,668	95,034,272
Mahle-Metal Leve SA	354,371	1,096,206
Marfrig Global Foods SA(a)	2,941,513	9,544,274
Minerva SA(a)	2,047,600	4,885,813
Movida Participacoes SA	1,219,600	3,621,518
MRV Engenharia e Participacoes SA	2,314,742	7,582,332
Multiplan Empreendimentos Imobiliarios SA	2,086,029	7,916,864
Natura & Co. Holding SA	5,675,400	51,044,357
Notre Dame Intermedica Participacoes SA	3,652,579	49,336,682
Odontoprev SA	1,869,200	4,364,726
Omega Geracao SA(a)	718,100	5,307,963
Petro Rio SA(a)	813,800	6,214,127
Petrobras Distribuidora SA	5,676,812	22,082,642
Petroleo Brasileiro SA	27,870,779	113,395,393
Porto Seguro SA	693,098	6,678,423
Qualicorp Consultoria e Corretora de Seguros SA	1,752,700	9,980,923
Raia Drogasil SA	1,615,357	31,742,373
Rumo SA(a)	9,048,081	37,274,947
Santos Brasil Participacoes SA	2,900,400	2,749,244
Sao Martinho SA	1,376,911	6,066,450
Ser Educacional SA(c)	621,200	1,624,933
SLC Agricola SA	760,978	3,484,527
Smiles Fidelidade SA	536,600	1,377,227
Sul America SA	2,221,032	17,481,938
Suzano SA(a)	4,097,354	37,493,788
TIM Participacoes SA	6,293,500	16,428,101
TOTVS SA	3,618,700	19,037,110
Transmissora Alianca de Energia Eletrica SA	1,418,200	7,292,773
Tupy SA(a)	622,200	1,916,765

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	14

Consolidated Schedule of Investments (continued) August 31, 2020	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Brazil (continued)
Ultrapar Participacoes SA	5,454,860	$19,330,006
Vale SA	27,732,783	301,699,355
Via Varejo SA(a)	7,627,579	28,503,139
Vivara Participacoes SA	770,100	3,308,711
WEG SA	6,390,359	75,273,884
Wiz Solucoes e Corretagem de Seguros SA	892,900	1,739,933
YDUQS Participacoes SA	2,141,224	10,518,964

		2,041,399,890

Chile — 0.5%
AES Gener SA	23,847,370	3,889,338
Aguas Andinas SA, Class A	19,409,921	5,831,210
Banco de Chile	339,231,059	28,426,353
Banco de Credito e Inversiones SA	372,419	11,764,593
Banco Santander Chile	489,783,369	18,882,271
CAP SA(a)	584,997	5,204,532
Cencosud SA	10,709,741	15,880,194
Cencosud Shopping SA	3,051,895	4,568,969
Cia. Cervecerias Unidas SA	1,029,579	6,785,050
Cia. Sud Americana de Vapores SA(a)	102,160,231	2,779,350
Colbun SA	58,868,624	9,108,443
Empresa Nacional de Telecomunicaciones SA	1,149,475	6,975,372
Empresas CMPC SA	8,393,149	17,477,385
Empresas COPEC SA	2,904,530	21,350,395
Enel Americas SA	258,469,555	37,282,243
Enel Chile SA	205,195,040	15,821,478
Engie Energia Chile SA	4,641,638	6,284,049
Falabella SA	5,510,989	17,409,032
Forus SA	559,926	718,344
Grupo Security SA	9,032,962	1,781,971
Inversiones Aguas Metropolitanas SA	4,008,640	3,253,554
Inversiones La Construccion SA	288,792	1,880,423
Itau CorpBanca Chile SA	1,167,685,306	3,568,233
Parque Arauco SA	4,378,261	6,802,486
Ripley Corp. SA	6,551,889	2,407,634
SMU SA	16,918,422	2,835,843
SONDA SA	4,152,247	3,212,066
Vina Concha y Toro SA	3,387,884	5,892,770

		268,073,581

China — 39.0%
21Vianet Group Inc., ADR(a)(b)	584,865	13,574,717
360 Finance Inc., ADR(a)(b)	488,670	6,108,375
360 Security Technology Inc., Class A	2,595,188	7,077,975
361 Degrees International Ltd.(a)(b)	9,098,000	1,209,130
3SBio Inc.(a)(b)(c)	9,518,500	11,176,345
51job Inc., ADR(a)(b)	201,500	13,206,310
58.com Inc., ADR(a)(b)	711,181	39,370,980
AAC Technologies Holdings Inc.(b)	5,455,000	34,418,624
AECC Aviation Power Co. Ltd., Class A	1,118,116	7,287,430
Agile Group Holdings Ltd.(b)	8,470,500	11,694,528
Agricultural Bank of China Ltd., Class A	37,097,747	17,386,649
Agricultural Bank of China Ltd., Class H	203,630,000	68,050,515
AGTech Holdings Ltd.(a)(b)	33,768,000	1,328,908
Aier Eye Hospital Group Co. Ltd., Class A	2,059,762	15,629,068
Air China Ltd., Class H	14,598,000	10,058,298
Aisino Corp., Class A	2,310,372	6,075,177
AK Medical Holdings Ltd.(c)	3,156,000	8,071,059
Alibaba Group Holding Ltd., ADR(a)	14,086,081	4,043,127,829
Alibaba Health Information Technology Ltd.(a)	24,566,000	59,337,628
Alibaba Pictures Group Ltd.(a)(b)	92,530,000	13,133,036

Security	Shares	Value

China (continued)
A-Living Services Co. Ltd., Class H(b)(c)	3,446,500	$17,788,043
Aluminum Corp. of China Ltd., Class H(a)	31,114,000	7,627,801
Anhui Conch Cement Co. Ltd., Class A	2,100,307	18,678,186
Anhui Conch Cement Co. Ltd., Class H	9,089,000	65,908,634
Anhui Gujing Distillery Co. Ltd., Class A	212,480	8,015,058
Anhui Gujing Distillery Co. Ltd., Class B	669,980	8,506,420
Anhui Kouzi Distillery Co. Ltd., Class A	481,524	4,225,282
ANTA Sports Products Ltd.(b)	8,194,000	80,934,008
Aoyuan Healthy Life Group Co. Ltd.(a)	2,634,000	2,450,422
Ascletis Pharma Inc.(a)(b)(c)	3,631,000	1,358,670
Asia Cement China Holdings Corp.	4,087,500	4,145,436
Asymchem Laboratories Tianjin Co. Ltd., Class A	148,200	5,928,736
Atlas Crop.	780,003	6,731,426
Autobio Diagnostics Co. Ltd., Class A	168,590	3,967,649
Autohome Inc., ADR(b)	447,387	35,898,333
AVIC Aircraft Co. Ltd., Class A	1,677,487	5,927,040
Avic Capital Co. Ltd., Class A	7,388,091	5,425,797
AVIC Jonhon Optronic Technology Co. Ltd., Class A	1,196,861	8,440,228
AVIC Shenyang Aircraft Co. Ltd., Class A	583,667	5,032,090
AviChina Industry & Technology Co. Ltd., Class H	20,037,000	12,513,187
BAIC Motor Corp. Ltd., Class H(c)	12,582,500	6,023,248
Baidu Inc., ADR(a)	2,047,852	255,100,924
Bank of Beijing Co. Ltd., Class A	13,491,534	9,592,982
Bank of Chengdu Co. Ltd., Class A	2,657,175	3,941,642
Bank of China Ltd., Class A	20,194,000	9,670,736
Bank of China Ltd., Class H	588,211,000	192,777,680
Bank of Communications Co. Ltd., Class A	20,445,280	14,119,442
Bank of Communications Co. Ltd., Class H	62,756,000	32,794,436
Bank of Hangzhou Co. Ltd., Class A	3,763,240	7,115,329
Bank of Jiangsu Co. Ltd., Class A	8,229,514	7,713,874
Bank of Nanjing Co. Ltd., Class A	6,286,821	7,884,744
Bank of Ningbo Co. Ltd., Class A	3,067,076	15,897,038
Bank of Shanghai Co. Ltd., Class A	8,692,695	10,686,361
Baoshan Iron & Steel Co. Ltd., Class A	13,472,029	9,716,800
Baozun Inc., ADR(a)(b)	331,105	13,720,991
BBMG Corp., Class A	14,478,136	6,975,734
Beijing Capital International Airport Co. Ltd., Class H(a)	13,792,000	9,752,090
Beijing Capital Land Ltd., Class H(b)	11,014,000	2,089,067
Beijing Chunlizhengda Medical Instruments Co. Ltd., Class H	654,750	3,742,563
Beijing Enlight Media Co. Ltd., Class A	1,932,294	4,570,372
Beijing Enterprises Holdings Ltd.	3,552,500	11,299,023
Beijing Enterprises Water Group Ltd.(a)	35,912,000	14,132,836
Beijing Gas Blue Sky Holdings Ltd.(a)(b)	76,328,000	1,240,922
Beijing New Building Materials PLC, Class A	1,033,422	4,948,971
Beijing Oriental Yuhong Waterproof Technology Co. Ltd., Class A	948,097	8,297,224
Beijing Shiji Information Technology Co. Ltd., Class A	588,095	2,824,924
Beijing Shunxin Agriculture Co. Ltd., Class A	482,200	5,297,818
Beijing Sinnet Technology Co. Ltd., Class A	1,161,087	4,468,621
Beijing Tiantan Biological Products Corp. Ltd., Class A	683,037	4,221,393
Beijing Tong Ren Tang Chinese Medicine Co. Ltd.(b)	2,229,000	2,553,953
Beijing Tongrentang Co. Ltd., Class A	997,996	4,327,615
BEST Inc., ADR(a)(b)	1,526,791	6,107,164
Betta Pharmaceuticals Co. Ltd., Class A	230,994	4,412,702
Bilibili Inc., ADR(a)(b)	897,466	42,405,268
Bitauto Holdings Ltd., ADR(a)	268,377	4,232,305

15	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2020	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
BOC Aviation Ltd.(c)	1,590,700	$11,832,526
BOE Technology Group Co. Ltd., Class A	16,877,800	13,553,200
Bosideng International Holdings Ltd.(b)	24,662,000	7,064,333
Brilliance China Automotive Holdings Ltd.	23,154,000	20,733,632
BYD Co. Ltd., Class A	969,686	12,034,093
BYD Co. Ltd., Class H(b)	4,664,500	46,343,168
BYD Electronic International Co. Ltd.(b)	5,165,500	21,894,631
C&D International Investment Group Ltd.	3,282,000	5,911,720
CA Cultural Technology Group Ltd.(a)(b)	7,369,000	2,339,018
Caitong Securities Co. Ltd., Class A	2,320,986	4,933,978
Camsing International Holding Ltd.(a)(b)(d)	4,108,000	461,147
CanSino Biologics Inc., Class H(a)(b)(c)	453,800	9,620,374
Canvest Environmental Protection Group Co. Ltd.	7,824,000	3,412,208
CAR Inc.(a)(b)	6,071,000	1,934,849
Central China Real Estate Ltd.	3,620,000	1,583,427
CGN New Energy Holdings Co. Ltd.(a)	10,350,000	1,856,287
CGN Power Co. Ltd., Class H(c)	65,279,000	14,150,529
Changchun High & New Technology Industry Group Inc., Class A	202,486	13,823,971
Changjiang Securities Co. Ltd., Class A	4,147,596	5,165,458
Chaowei Power Holdings Ltd.(b)	4,816,000	2,044,430
Chaozhou Three-Circle Group Co. Ltd., Class A	1,130,246	4,617,257
China Aircraft Leasing Group Holdings Ltd.(b)	3,766,000	3,454,934
China Animal Healthcare Ltd.(a)(d)	1,237,000	2
China Aoyuan Group Ltd.	9,172,000	10,580,141
China BlueChemical Ltd., Class H	15,988,000	2,351,738
China Cinda Asset Management Co. Ltd., Class H	60,777,000	11,606,222
China CITIC Bank Corp. Ltd., Class H	66,849,000	27,946,654
China Communications Construction Co. Ltd., Class H	34,823,000	19,545,435
China Communications Services Corp. Ltd., Class H	18,242,000	11,980,643
China Conch Venture Holdings Ltd.	12,378,500	53,665,748
China Construction Bank Corp., Class A	9,000,781	8,147,703
China Construction Bank Corp., Class H	714,512,000	506,141,285
China Datang Corp. Renewable Power Co. Ltd., Class H	20,684,000	2,802,294
China Dongxiang Group Co. Ltd.	28,948,000	3,772,505
China East Education Holdings Ltd.(c)	4,535,500	10,018,872
China Eastern Airlines Corp. Ltd., Class H(b)	15,020,000	6,201,686
China Education Group Holdings Ltd.(b)	4,919,000	9,672,788
China Everbright Bank Co. Ltd., Class A	21,455,882	12,029,316
China Everbright Bank Co. Ltd., Class H	20,193,000	7,243,284
China Everbright Greentech Ltd.(b)(c)	7,223,000	3,206,018
China Everbright International Ltd.	27,619,148	16,678,079
China Everbright Ltd.	7,172,000	11,049,293
China Everbright Water Ltd.(b)	8,211,000	1,358,837
China Evergrande Group(b)	13,981,000	32,651,768
China Feihe Ltd.(c)	9,066,000	18,365,606
China Fiber Optic Network System Group Ltd.(a)(d)	10,394,800	13
China Foods Ltd.	8,034,000	2,850,719
China Fortune Land Development Co. Ltd., Class A	2,409,524	5,910,223
China Galaxy Securities Co. Ltd., Class H	31,296,500	18,858,300
China Gas Holdings Ltd.	19,588,200	53,708,541
China Gezhouba Group Co. Ltd., Class A	4,303,193	3,995,869
China Grand Pharmaceutical and Healthcare Holdings Ltd., Class A	7,664,000	6,991,410
China Greatwall Technology Group Co. Ltd., Class A	1,622,400	4,195,076
China Harmony Auto Holding Ltd.(b)	7,277,500	3,342,890

Security	Shares	Value

China (continued)
China High Speed Transmission Equipment Group Co. Ltd.	4,069,000	$2,950,624
China Hongqiao Group Ltd.	13,318,000	8,592,092
China Huarong Asset Management Co. Ltd., Class H(c)	70,987,000	8,151,898
China Huishan Dairy Holdings Co. Ltd.(a)(d)	16,599,187	21
China Huiyuan Juice Group Ltd.(a)(d)	10,877,000	14,035
China International Capital Corp. Ltd., Class H(a)(b)(c)	10,039,200	23,860,450
China Jinmao Holdings Group Ltd.(b)	41,808,000	26,163,210
China Jushi Co. Ltd., Class A	2,200,893	4,771,871
China Kepei Education Group Ltd.	6,228,000	5,504,642
China Lesso Group Holdings Ltd.	8,450,000	15,765,759
China Life Insurance Co. Ltd., Class A	1,394,621	8,894,103
China Life Insurance Co. Ltd., Class H	55,527,000	135,268,319
China Lilang Ltd.	3,948,000	2,277,060
China Literature Ltd.(a)(b)(c)	2,297,600	14,274,490
China Logistics Property Holdings Co. Ltd.(a)(b)(c)	9,294,000	4,257,169
China Longyuan Power Group Corp. Ltd., Class H	23,979,000	15,129,683
China Lumena New Materials Corp.(a)(b)(d)	64,600	0	(e)
China Maple Leaf Educational Systems Ltd.(b)	12,990,000	5,061,812
China Medical System Holdings Ltd.	10,462,000	11,811,707
China Meidong Auto Holdings Ltd.	3,362,000	11,365,509
China Mengniu Dairy Co. Ltd.(a)	20,786,000	102,184,680
China Merchants Bank Co. Ltd., Class A	9,643,063	53,064,547
China Merchants Bank Co. Ltd., Class H	29,057,964	138,725,659
China Merchants Energy Shipping Co. Ltd., Class A	3,615,388	3,409,972
China Merchants Land Ltd.	21,860,000	3,328,297
China Merchants Port Holdings Co. Ltd.	9,978,270	11,420,070
China Merchants Securities Co. Ltd., Class A(a)	3,599,731	11,326,107
China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	4,123,834	10,054,974
China Metal Recycling Holdings Ltd.(a)(d)	62,400	0	(e)
China Metal Resources Utilization Ltd.(a)(b)(c)	6,276,000	222,692
China Minsheng Banking Corp. Ltd., Class A	18,379,915	14,893,604
China Minsheng Banking Corp. Ltd., Class H	42,137,220	25,662,430
China Mobile Ltd.	46,026,000	321,581,892
China Molybdenum Co. Ltd., Class A	12,249,971	7,654,946
China Molybdenum Co. Ltd., Class H	21,696,000	8,818,204
China National Building Material Co. Ltd., Class H	29,256,850	41,147,547
China National Chemical Engineering Co. Ltd., Class A	6,539,822	5,595,345
China National Nuclear Power Co. Ltd., Class A	11,847,426	8,060,709
China National Software & Service Co. Ltd., Class A	259,999	3,752,042
China New Higher Education Group Ltd.(b)(c)	7,096,000	5,493,571
China Northern Rare Earth Group High-Tech Co. Ltd., Class A(a)	2,623,800	4,731,088
China Oilfield Services Ltd., Class H	12,934,000	10,163,424
China Oriental Group Co. Ltd.(b)	10,202,000	2,869,668
China Overseas Grand Oceans Group Ltd.	12,802,500	8,342,113
China Overseas Land & Investment Ltd.	28,519,000	82,611,504
China Overseas Property Holdings Ltd.	10,365,000	9,348,380
China Pacific Insurance Group Co. Ltd., Class A	3,347,238	15,061,997
China Pacific Insurance Group Co. Ltd., Class H	20,519,400	57,056,066
China Petroleum & Chemical Corp., Class A(a)	16,813,010	9,892,677
China Petroleum & Chemical Corp., Class H	177,896,200	82,174,977
China Power International Development Ltd.	32,803,000	6,348,845
China Railway Construction Corp. Ltd., Class A	7,008,712	9,138,039
China Railway Construction Corp. Ltd., Class H	13,813,500	10,622,821

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	16

Consolidated Schedule of Investments (continued) August 31, 2020	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
China Railway Group Ltd., Class A	12,555,866	$10,265,923
China Railway Group Ltd., Class H	26,211,000	13,460,356
China Railway Signal & Communication Corp. Ltd., Class H(c)	11,755,000	4,762,579
China Reinsurance Group Corp., Class H	40,151,000	4,299,959
China Renewable Energy Investment Ltd.(a)(c)(d)	8,046	0	(e)
China Resources Beer Holdings Co. Ltd.	11,084,000	72,080,360
China Resources Cement Holdings Ltd.	18,446,000	26,894,938
China Resources Gas Group Ltd.	6,860,000	32,219,247
China Resources Land Ltd.	23,931,777	110,701,626
China Resources Medical Holdings Co. Ltd.(b)	7,463,500	5,402,506
China Resources Pharmaceutical Group Ltd.(c)	11,465,500	6,494,525
China Resources Power Holdings Co. Ltd.	14,440,000	17,141,346
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., Class A	862,896	3,590,597
China SCE Group Holdings Ltd.	14,143,200	7,372,571
China Shenhua Energy Co. Ltd., Class A	3,810,229	8,989,919
China Shenhua Energy Co. Ltd., Class H	24,609,000	41,088,296
China Shineway Pharmaceutical Group Ltd.	2,774,000	1,943,552
China Shipbuilding Industry Co. Ltd., Class A(a)	13,380,118	9,474,690
China South City Holdings Ltd.	38,028,000	3,876,328
China Southern Airlines Co. Ltd., Class A(a)	11,784,984	10,083,004
China Southern Airlines Co. Ltd., Class H(a)(b)	10,452,000	5,515,852
China State Construction Engineering Corp. Ltd., Class A	23,267,119	17,460,998
China State Construction International Holdings Ltd.	14,802,000	11,478,490
China Suntien Green Energy Corp. Ltd., Class H(a)	15,127,000	4,059,813
China Taiping Insurance Holdings Co. Ltd.	12,063,108	19,176,079
China Telecom Corp. Ltd., Class H	97,738,000	32,032,221
China Tian Lun Gas Holdings Ltd.	2,970,000	2,253,324
China Tourism Group Duty Free Corp. Ltd., Class A	900,773	27,355,334
China Tower Corp. Ltd., Class H(c)	327,918,000	62,620,548
China Traditional Chinese Medicine Holdings Co. Ltd.(a)	20,000,000	8,541,770
China Travel International Investment Hong Kong Ltd.(b)	23,180,000	3,499,365
China Unicom Hong Kong Ltd.	45,702,000	32,374,080
China United Network Communications Ltd., Class A	15,864,482	12,021,442
China Vanke Co. Ltd., Class A	5,159,568	20,542,902
China Vanke Co. Ltd., Class H	12,270,387	38,156,207
China Vast Industrial Urban Development Co. Ltd.(c)	3,382,000	1,317,864
China Water Affairs Group Ltd.(b)	7,168,000	5,900,768
China Yangtze Power Co. Ltd., Class A	10,400,462	29,307,128
China Youzan Ltd.(a)(b)	106,140,000	23,144,920
China Yuchai International Ltd.	122,975	1,997,114
China Yuhua Education Corp Ltd.(c)	9,694,000	9,293,552
China ZhengTong Auto Services Holdings Ltd.(b)	9,134,500	1,143,264
China Zhongwang Holdings Ltd.(a)	12,716,800	2,690,987
Chinasoft International Ltd.(a)(b)	16,016,000	11,386,639
Chongqing Changan Automobile Co. Ltd., Class A(a)	2,416,783	4,131,977
Chongqing Rural Commercial Bank Co. Ltd., Class H	15,968,000	6,510,697
Chongqing Zhifei Biological Products Co. Ltd., Class A	743,063	14,662,398
CIFI Holdings Group Co. Ltd.(b)	23,762,000	20,235,634
CIMC Enric Holdings Ltd.	6,530,000	2,620,375
CITIC Ltd.	43,091,000	39,309,351
CITIC Resources Holdings Ltd.(a)	33,748,000	1,262,804

Security	Shares	Value

China (continued)
CITIC Securities Co. Ltd., Class A	5,207,245	$24,176,780
CITIC Securities Co. Ltd., Class H(b)	15,961,000	38,346,847
CNOOC Ltd.	132,969,000	151,324,372
COFCO Meat Holdings Ltd.(b)	17,734,000	8,283,334
Colour Life Services Group Co. Ltd.(a)(b)	3,615,000	1,870,435
Concord New Energy Group Ltd.(b)	78,810,000	3,508,248
Consun Pharmaceutical Group Ltd.	4,843,000	2,049,643
Contemporary Amperex Technology Co. Ltd., Class A	1,085,873	32,714,993
COSCO SHIPPING Energy Transportation Co. Ltd., Class H	10,554,000	4,861,555
COSCO SHIPPING Holdings Co. Ltd., Class H(a)	21,432,500	10,757,524
COSCO SHIPPING International Hong Kong Co. Ltd.(b)	9,102,000	2,525,022
COSCO SHIPPING Ports Ltd.	13,642,000	7,727,383
Country Garden Holdings Co. Ltd.(b)	57,022,733	70,706,820
Country Garden Services Holdings Co. Ltd.	10,443,000	72,830,094
CPMC Holdings Ltd.	6,560,000	2,835,558
CRRC Corp. Ltd., Class A	15,141,869	12,955,090
CRRC Corp. Ltd., Class H	29,819,750	13,466,723
CSC Financial Co. Ltd., Class A	1,379,292	10,526,210
CSPC Pharmaceutical Group Ltd.	42,249,600	93,874,068
CT Environmental Group Ltd.(a)(b)(d)	33,362,000	1,024,516
Dali Foods Group Co. Ltd.(c)	15,056,500	9,227,999
Daqin Railway Co. Ltd., Class A	10,388,262	10,040,705
Daqo New Energy Corp., ADR(a)(b)	75,377	8,503,279
Dawning Information Industry Co. Ltd., Class A	832,681	5,493,945
DHC Software Co. Ltd., Class A	1,886,498	3,211,576
Digital China Holdings Ltd.	6,734,000	5,482,673
Dongfeng Motor Group Co. Ltd., Class H	19,892,000	13,808,631
Dongxing Securities Co. Ltd., Class A	2,528,659	4,928,728
Dongyue Group Ltd.(b)	10,233,000	4,383,600
East Money Information Co. Ltd., Class A	3,864,171	14,759,016
ENN Energy Holdings Ltd.	5,968,400	66,228,705
Eve Energy Co. Ltd., Class A	957,332	6,850,316
Ever Sunshine Lifestyle Services Group Ltd.	5,152,000	10,609,591
Everbright Securities Co. Ltd., Class A	1,918,086	6,138,637
Fangda Carbon New Material Co. Ltd., Class A(a)	5,593,880	5,496,567
Fanhua Inc., ADR	342,057	6,940,337
Fantasia Holdings Group Co. Ltd.(a)	16,480,500	3,359,830
Far East Horizon Ltd.	15,130,000	13,392,231
Fiberhome Telecommunication Technologies Co. Ltd., Class A	779,798	2,994,341
Focus Media Information Technology Co. Ltd., Class A	8,097,799	8,914,596
Foshan Haitian Flavouring & Food Co. Ltd., Class A	1,258,640	33,665,907
Fosun International Ltd.	19,343,500	21,539,506
Founder Securities Co. Ltd., Class A(a)	5,310,787	6,800,202
Foxconn Industrial Internet Co. Ltd., Class A	3,079,161	6,626,637
Fu Shou Yuan International Group Ltd.	7,754,000	8,023,984
Fufeng Group Ltd.(a)	13,550,400	4,545,853
Fuyao Glass Industry Group Co. Ltd., Class H(c)	4,168,800	13,420,587
Ganfeng Lithium Co. Ltd., Class A	590,884	4,357,555
GCL System Integration Technology Co. Ltd., Class A(a)	2,911,100	1,831,883
GCL-Poly Energy Holdings Ltd.(a)	106,282,000	4,319,765
GD Power Development Co. Ltd., Class A	17,853,900	5,343,801
GDS Holdings Ltd., ADR(a)(b)	599,776	48,545,869
Geely Automobile Holdings Ltd.	44,122,000	93,252,177
Gemdale Corp., Class A	3,065,443	6,409,137

17	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2020	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Gemdale Properties & Investment Corp. Ltd.	43,072,000	$7,669,446
Genertec Universal Medical Group Co. Ltd.(c)	8,278,500	5,768,134
Genscript Biotech Corp.(a)(b)	7,878,000	15,227,117
GF Securities Co. Ltd., Class A	4,485,085	10,588,734
GF Securities Co. Ltd., Class H	8,602,200	10,178,148
Gigadevice Semiconductor Beijing Inc., Class A	223,254	6,503,854
Glodon Co. Ltd., Class A	428,711	4,361,502
Glory Sun Financial Group Ltd.(a)(b)	111,856,000	4,618,481
GoerTek Inc., Class A	1,625,000	9,748,837
GOME Retail Holdings Ltd.(a)(b)	73,943,000	10,590,341
Grand Baoxin Auto Group Ltd.(a)	6,513,500	991,714
Great Wall Motor Co. Ltd., Class H	23,690,500	25,707,516
Gree Electric Appliances Inc. of Zhuhai, Class A	1,554,141	12,366,598
Greenland Holdings Corp. Ltd., Class A	4,433,032	4,951,373
Greenland Hong Kong Holdings Ltd.	7,916,000	2,635,211
Greentown Service Group Co. Ltd.	10,732,000	14,429,068
GSX Techedu Inc., ADR(a)(b)	429,516	36,680,666
Guangdong Haid Group Co. Ltd., Class A	845,499	8,736,261
Guangdong HEC Technology Holding Co. Ltd., Class A(a)	2,503,495	2,368,564
Guangdong Investment Ltd.	22,090,000	34,488,236
Guangzhou Automobile Group Co. Ltd., Class H	22,081,200	18,975,219
Guangzhou Baiyun International Airport Co. Ltd., Class A	1,419,323	3,153,982
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class A	987,888	4,689,084
Guangzhou R&F Properties Co. Ltd., Class H	8,860,000	11,271,988
Guorui Properties Ltd.	10,612,000	1,574,653
Guosen Securities Co. Ltd., Class A	2,809,967	5,747,814
Guotai Junan Securities Co. Ltd., Class A	4,654,525	13,143,020
Guotai Junan Securities Co. Ltd., Class H(c)	3,668,200	5,727,014
Guoyuan Securities Co. Ltd., Class A	2,913,300	4,687,380
Haidilao International Holding Ltd.(b)(c)	6,096,000	39,328,271
Haier Electronics Group Co. Ltd.	9,767,000	33,459,204
Haier Smart Home Co. Ltd., Class A	3,144,605	10,238,452
Haitian International Holdings Ltd.	4,941,000	11,960,176
Haitong Securities Co. Ltd., Class A(a)	5,240,256	11,606,504
Haitong Securities Co. Ltd., Class H(a)	19,843,200	18,024,958
Hangzhou Hikvision Digital Technology Co. Ltd., Class A	4,471,465	24,429,633
Hangzhou Robam Appliances Co. Ltd., Class A	713,799	4,064,469
Hangzhou Steam Turbine Co. Ltd., Class B	3,020,577	3,281,647
Hangzhou Tigermed Consulting Co. Ltd., Class A	266,474	4,357,488
Hansoh Pharmaceutical Group Co. Ltd.(a)(c)	8,986,000	42,610,208
Harbin Electric Co. Ltd., Class H(a)	5,830,000	1,790,340
Hefei Meiya Optoelectronic Technology Inc., Class A	470,842	4,011,247
Henan Shuanghui Investment & Development Co. Ltd., Class A	1,381,610	12,809,215
Hengan International Group Co. Ltd.	4,933,500	38,894,325
Hengli Petrochemical Co. Ltd., Class A	3,067,410	9,418,341
HengTen Networks Group Ltd.(a)(b)	179,148,000	5,755,740
Hengtong Optic-Electric Co. Ltd., Class A	1,707,500	4,076,071
Hengyi Petrochemical Co. Ltd., Class A	2,982,161	5,420,805
Hi Sun Technology China Ltd.(a)	27,003,000	3,309,981
Hithink RoyalFlush Information Network Co. Ltd., Class A	281,673	6,905,752
Hope Education Group Co. Ltd.(c)	19,832,000	6,115,815
Hua Han Health Industry Holdings Ltd.(a)(b)(d)	22,424,288	651,015
Hua Hong Semiconductor Ltd.(a)(b)(c)	3,427,000	12,381,180

Security	Shares	Value

China (continued)
Huabao International Holdings Ltd.(b)	6,332,000	$5,645,584
Huadong Medicine Co. Ltd., Class A	1,060,851	4,330,668
Hualan Biological Engineering Inc., Class A	930,820	7,828,013
Huami Corp., ADR(a)(b)	243,864	3,077,564
Huaneng Power International Inc., Class H	28,406,000	11,838,659
Huatai Securities Co. Ltd., Class A	4,243,351	13,264,441
Huatai Securities Co. Ltd., Class H(c)	10,485,200	18,399,479
Huaxia Bank Co. Ltd., Class A	9,965,512	9,355,649
Huaxin Cement Co. Ltd., Class A	851,969	3,477,958
Huayu Automotive Systems Co. Ltd., Class A	1,850,118	6,720,679
Huazhu Group Ltd., ADR(b)	1,014,889	45,395,985
Hubei Biocause Pharmaceutical Co. Ltd., Class A	4,608,171	3,787,916
Hundsun Technologies Inc., Class A	640,948	10,428,629
Hutchison China MediTech Ltd., ADR(a)(b)	523,171	17,379,741
HUYA Inc., ADR(a)(b)	477,258	13,706,850
Iflytek Co. Ltd., Class A	1,496,984	8,237,712
IGG Inc.(b)	7,043,000	8,133,372
IMAX China Holding Inc.(a)(b)(c)	1,234,700	1,985,041
Industrial & Commercial Bank of China Ltd., Class A	27,086,180	19,615,201
Industrial & Commercial Bank of China Ltd., Class H	451,842,000	253,026,623
Industrial Bank Co. Ltd., Class A	10,247,678	24,178,544
Industrial Securities Co. Ltd., Class A	4,466,400	5,360,345
Inner Mongolia BaoTou Steel Union Co. Ltd., Class A(a)	45,585,400	7,720,529
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	3,176,488	19,450,867
Inner Mongolia Yitai Coal Co. Ltd., Class B	8,257,495	5,780,246
Innovent Biologics Inc.(a)(c)	7,160,500	47,720,344
Inspur Electronic Information Industry Co. Ltd., Class A	780,168	4,112,053
Inspur International Ltd.(a)	5,134,000	1,397,746
iQIYI Inc., ADR(a)(b)	1,695,751	36,713,009
Jafron Biomedical Co. Ltd., Class A	499,473	5,557,600
JD.com Inc., ADR(a)	6,384,851	502,104,683
Jiangsu Expressway Co. Ltd., Class H	9,198,000	9,209,690
Jiangsu Hengli Hydraulic Co. Ltd., Class A	754,988	7,221,227
Jiangsu Hengrui Medicine Co. Ltd., Class A	2,507,486	34,732,076
Jiangsu King’s Luck Brewery JSC Ltd., Class A	748,195	5,951,346
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	737,947	15,201,440
Jiangsu Zhongnan Construction Group Co. Ltd., Class A	2,613,000	3,715,880
Jiangxi Copper Co. Ltd., Class H	9,376,000	11,057,417
Jiangxi Zhengbang Technology Co. Ltd., Class A	1,278,400	4,638,275
Jiayuan International Group Ltd.	10,858,000	5,155,699
Jinchuan Group International Resources Co. Ltd.	28,229,000	3,278,143
Jinke Properties Group Co. Ltd., Class A	3,393,200	5,063,184
JinkoSolar Holding Co. Ltd., ADR(a)(b)	272,942	6,233,995
Jiumaojiu International Holdings Ltd.(a)(c)	3,354,000	7,625,334
JNBY Design Ltd.	1,859,500	1,943,440
Jonjee Hi-Tech Industrial And Commercial Holding Co. Ltd., Class A	488,142	5,815,669
JOYY Inc.(a)	447,770	38,257,469
Juewei Food Co. Ltd., Class A	358,100	4,925,140
Kaisa Group Holdings Ltd.(a)	19,124,000	9,623,504
Kaisa Prosperity Holdings Ltd.	569,500	2,130,991
Kama Co. Ltd., Class B(a)	3,577,824	1,516,997
KE Holdings Inc.(a)	495,721	25,425,530

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	18

Consolidated Schedule of Investments (continued) August 31, 2020	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Kingboard Holdings Ltd.	5,180,200	$16,676,579
Kingboard Laminates Holdings Ltd.	8,363,000	10,542,571
Kingdee International Software Group Co. Ltd.(a)(b)	17,825,000	45,447,120
Kingsoft Corp. Ltd.	6,288,000	33,670,574
Konka Group Co. Ltd., Class B	7,465,318	2,215,471
Koolearn Technology Holding Ltd.(a)(b)(c)	1,915,000	9,167,113
Kunlun Energy Co. Ltd.	29,446,000	21,960,592
Kweichow Moutai Co. Ltd., Class A	572,192	149,247,864
KWG Group Holdings Ltd.	9,943,500	18,911,529
Lee & Man Paper Manufacturing Ltd.	10,516,000	6,295,909
Lee’s Pharmaceutical Holdings Ltd.	2,655,500	2,021,567
Legend Holdings Corp., Class H(c)	4,009,400	5,907,931
Lenovo Group Ltd.	53,568,000	35,803,467
Lens Technology Co. Ltd., Class A	1,432,600	7,220,363
Lepu Medical Technology Beijing Co. Ltd., Class A	1,030,100	5,829,435
Li Ning Co. Ltd.	15,789,000	66,821,829
Lifetech Scientific Corp.(a)	23,344,000	7,018,125
Lingyi iTech Guangdong Co., Class A(a)	3,059,333	5,342,214
Logan Group Co. Ltd.	10,757,000	20,042,332
Lomon Billions Group Co. Ltd., Class A	1,357,475	4,651,663
Longfor Group Holdings Ltd.(c)	13,555,000	71,796,385
LONGi Green Energy Technology Co. Ltd., Class A	1,823,258	16,845,268
Lonking Holdings Ltd.	15,258,000	4,370,594
Luthai Textile Co. Ltd., Class B	2,538,921	1,431,596
Luxshare Precision Industry Co. Ltd., Class A	3,294,337	26,454,164
Luye Pharma Group Ltd.(b)(c)	12,842,500	6,959,672
Luzhou Laojiao Co. Ltd., Class A	748,554	16,339,082
LVGEM China Real Estate Investment Co. Ltd.	6,904,000	2,708,097
Mango Excellent Media Co. Ltd., Class A	909,687	9,430,043
Meinian Onehealth Healthcare Holdings Co. Ltd., Class A(a)	2,234,328	5,728,419
Meitu Inc.(a)(c)	17,426,500	3,822,513
Meituan Dianping, Class B(a)(b)	26,759,400	882,525,195
MMG Ltd.(a)(b)	20,327,999	5,429,438
Mobvista Inc.(a)(c)	4,126,000	2,512,818
Momo Inc., ADR	1,128,803	23,027,581
Muyuan Foodstuff Co. Ltd., Class A	1,756,932	22,522,303
NARI Technology Co. Ltd., Class A	2,616,002	8,555,579
NAURA Technology Group Co. Ltd., Class A	246,400	6,630,242
NavInfo Co. Ltd., Class A	1,279,100	3,070,221
NetDragon Websoft Holdings Ltd.	1,973,500	5,062,248
NetEase Inc., ADR	616,672	300,448,765
New China Life Insurance Co. Ltd., Class A	1,160,601	10,141,692
New China Life Insurance Co. Ltd., Class H	6,060,900	24,204,029
New Hope Liuhe Co. Ltd., Class A	2,048,650	11,366,184
New Oriental Education & Technology Group Inc., ADR(a)	1,086,665	159,337,689
Nexteer Automotive Group Ltd.	6,888,000	4,488,223
Nine Dragons Paper Holdings Ltd.(b)	12,362,000	13,717,567
Ninestar Corp., Class A	672,300	3,585,718
Ningbo Zhoushan Port Co. Ltd., Class A	2,636,215	1,427,967
NIO Inc., ADR(a)(b)	6,813,538	129,661,628
Niu Technologies, ADR(a)(b)	260,344	5,381,310
Noah Holdings Ltd.(a)(b)	243,469	6,817,132
Offshore Oil Engineering Co. Ltd., Class A	2,106,400	1,513,106
OFILM Group Co. Ltd., Class A	1,572,200	4,340,729
OneSmart International Education Group Ltd., ADR(a)(b)	616,518	2,614,036
Oppein Home Group Inc., Class A	322,880	4,761,303
Orient Securities Co. Ltd., Class A	3,642,968	6,281,575

Security	Shares	Value

China (continued)
Oriental Pearl Group Co. Ltd., Class A	4,087,200	$6,361,308
Panda Green Energy Group Ltd.(a)(b)	50,756,852	1,545,598
PAX Global Technology Ltd.	6,354,000	3,672,951
People’s Insurance Co. Group of China Ltd. (The), Class H	66,448,000	21,691,637
Perfect World Co. Ltd., Class A	1,015,900	5,430,177
PetroChina Co. Ltd., Class A	9,816,500	6,349,269
PetroChina Co. Ltd., Class H	154,452,000	53,409,464
PICC Property & Casualty Co. Ltd., Class H	51,631,040	39,905,025
Pinduoduo Inc., ADR(a)(b)	2,039,964	181,434,398
Ping An Bank Co. Ltd., Class A	9,536,436	20,996,686
Ping An Healthcare and Technology Co. Ltd.(a)(b)(c)	2,851,700	41,578,821
Ping An Insurance Group Co. of China Ltd., Class A	5,174,336	57,884,208
Ping An Insurance Group Co. of China Ltd., Class H	44,490,000	473,881,086
Poly Developments and Holdings Group Co. Ltd., Class A	6,179,011	14,524,733
Poly Property Group Co. Ltd.	17,621,000	5,547,666
Poly Property Services Co. Ltd.(b)	932,000	8,159,352
Postal Savings Bank of China Co. Ltd., Class H(c)	77,280,000	36,595,111
Pou Sheng International Holdings Ltd.(a)	18,684,000	4,725,152
Power Construction Corp. of China Ltd., Class A	9,613,544	5,712,698
Powerlong Commercial Management Holdings Ltd.	1,723,500	5,448,378
Q Technology Group Co. Ltd.(b)	3,404,000	4,273,584
Qudian Inc., ADR(a)(b)	1,485,860	2,362,517
Realord Group Holdings Ltd.(a)(b)	6,410,000	3,779,759
Redco Properties Group Ltd.(c)	8,146,000	3,994,090
Redsun Properties Group Ltd.	9,958,000	3,494,869
Renrui Human Resources Technology Holdings Ltd.(a)(b)	380,600	1,267,005
RiseSun Real Estate Development Co. Ltd., Class A	4,723,562	5,682,771
Road King Infrastructure Ltd.	2,602,000	3,458,075
Rongsheng Petro Chemical Co. Ltd., Class A	2,743,300	7,930,523
Ronshine China Holdings Ltd.(a)	4,906,000	3,988,026
SAIC Motor Corp. Ltd., Class A	4,497,200	12,252,287
Sanan Optoelectronics Co. Ltd., Class A	2,263,600	8,969,595
Sangfor Technologies Inc., Class A	154,700	4,968,632
Sany Heavy Equipment International Holdings Co. Ltd.	9,851,000	5,478,321
Sany Heavy Industry Co. Ltd., Class A	4,406,616	14,244,465
Scholar Education Group	1,340,000	4,132,307
SDIC Capital Co. Ltd., Class A	2,348,900	5,205,946
SDIC Power Holdings Co. Ltd., Class A	4,134,454	5,469,022
Seazen Group Ltd.(a)	16,458,000	14,928,710
Seazen Holdings Co. Ltd., Class A	1,301,300	6,820,798
Semiconductor Manufacturing International Corp.(a)	26,615,200	85,510,407
SF Holding Co. Ltd., Class A	1,499,092	18,626,067
Shaanxi Coal Industry Co. Ltd., Class A	6,566,054	7,793,963
Shandong Airlines Co. Ltd., Class B(a)	1,796,418	1,386,112
Shandong Gold Mining Co. Ltd., Class A	1,843,349	7,802,236
Shandong Hualu Hengsheng Chemical Co. Ltd., Class A	1,235,800	4,849,989
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	18,952,000	44,261,234
Shang Gong Group Co. Ltd., Class B(a)	3,762,960	1,486,369
Shanghai Baosight Software Co. Ltd., Class A	518,600	5,263,875
Shanghai Chlor-Alkali Chemical Co. Ltd., Class B	3,996,427	1,878,321
Shanghai Construction Group Co. Ltd., Class A	14,775,100	6,859,949
Shanghai Electric Group Co. Ltd., Class H(a)	22,736,000	6,688,655

19	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2020	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	4,785,500	$20,222,205
Shanghai Fudan Microelectronics Group Co. Ltd., Class H(a)(b)	2,228,000	4,823,886
Shanghai Haixin Group Co., Class B	5,180,410	1,942,654
Shanghai Haohai Biological Technology Co. Ltd., Class H(b)(c)	348,000	2,469,630
Shanghai Industrial Holdings Ltd.	3,909,000	5,870,952
Shanghai Industrial Urban Development Group Ltd.	20,130,000	2,363,606
Shanghai International Airport Co. Ltd., Class A	594,503	6,631,484
Shanghai International Port Group Co. Ltd., Class A	9,636,400	6,246,850
Shanghai Jinjiang International Industrial Investment Co. Ltd., Class B	2,821,841	2,119,203
Shanghai Kindly Medical Instruments Co. Ltd., Class H	246,000	1,936,221
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	8,238,204	7,076,617
Shanghai M&G Stationery Inc., Class A	586,600	5,952,374
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	6,367,900	11,355,184
Shanghai Pudong Development Bank Co. Ltd., Class A	14,776,933	22,351,536
Shanxi Meijin Energy Co. Ltd., Class A(a)	2,302,117	2,218,373
Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	460,114	13,248,897
Shenergy Co. Ltd., Class A	4,734,484	3,960,870
Sheng Ye Capital Ltd.(b)	4,033,000	4,136,997
Shengyi Technology Co. Ltd., Class A	1,210,000	4,383,040
Shennan Circuits Co. Ltd., Class A	258,380	5,230,487
Shenwan Hongyuan Group Co. Ltd., Class A	12,408,072	10,217,549
Shenzhen Goodix Technology Co. Ltd., Class A	224,700	5,870,811
Shenzhen Inovance Technology Co. Ltd., Class A	994,716	8,103,948
Shenzhen International Holdings Ltd.	8,059,250	12,936,146
Shenzhen Investment Ltd.	22,128,000	7,509,099
Shenzhen Kangtai Biological Products Co. Ltd., Class A	335,800	9,707,540
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	486,100	24,304,468
Shenzhen Overseas Chinese Town Co. Ltd., Class A	5,017,702	5,238,105
Shenzhen Sunway Communication Co. Ltd., Class A	535,900	4,852,649
Shenzhou International Group Holdings Ltd.(b)	6,227,100	100,435,153
Shimao Group Holdings Ltd.	9,235,000	41,586,485
Shoucheng Holdings Ltd.(b)	25,204,800	6,862,077
Shougang Fushan Resources Group Ltd.	22,482,000	5,105,491
Shui On Land Ltd.(a)	32,055,666	4,384,303
Sichuan Chuantou Energy Co. Ltd., Class A	3,468,946	5,074,913
Sichuan Kelun Pharmaceutical Co. Ltd., Class A	1,055,800	3,813,684
Sichuan Languang Justbon Services Group Co. Ltd., Class H	287,500	1,817,707
Sichuan Swellfun Co. Ltd., Class A	324,300	3,602,781
Sihuan Pharmaceutical Holdings Group Ltd.	29,443,000	3,571,082
Silergy Corp.	559,000	35,531,074
Silver Grant International Holdings Group Ltd.(a)	13,940,000	1,834,648
SINA Corp.(a)	422,854	17,203,815
Sino Biopharmaceutical Ltd.(b)	78,253,000	90,367,844
Sinofert Holdings Ltd.(b)	25,488,000	2,400,759
Sino-Ocean Group Holding Ltd.	21,998,500	5,080,846
Sinopec Engineering Group Co. Ltd., Class H	11,025,500	4,893,805

Security	Shares	Value

China (continued)
Sinopec Kantons Holdings Ltd.(b)	8,564,000	$3,381,333
Sinopec Shanghai Petrochemical Co. Ltd., Class H	26,609,000	5,493,365
Sinopharm Group Co. Ltd., Class H	9,862,400	24,280,123
Sinotruk Hong Kong Ltd.	5,326,500	13,848,632
Skyfame Realty Holdings Ltd.	26,534,000	3,457,912
Skyworth Group Ltd.(a)(b)	15,622,000	5,422,241
SMI Holdings Group Ltd.(a)(b)(d)	14,455,599	2,400,516
SOHO China Ltd.(a)	16,201,000	4,996,083
Sohu.com Ltd., ADR(a)(b)	238,287	4,799,100
Songcheng Performance Development Co. Ltd., Class A	1,623,243	4,237,546
Spring Airlines Co. Ltd., Class A	851,696	5,486,349
SSY Group Ltd.	11,808,411	7,526,764
Sun Art Retail Group Ltd.	18,175,500	23,686,322
Sunac China Holdings Ltd.	19,206,000	80,787,546
Suning.com Co. Ltd., Class A	5,698,850	8,195,714
Sunny Optical Technology Group Co. Ltd.	5,349,400	79,307,634
Superb Summit International Group Ltd.(a)(d)	1,998,771	1,883
Suzhou Dongshan Precision Manufacturing Co. Ltd., Class A	958,200	3,887,837
TAL Education Group, ADR(a)	2,851,363	210,459,103
TCL Electronics Holdings Ltd.(a)	6,281,000	4,295,310
TCL Technology Group Corp., Class A	7,618,700	7,875,488
Tencent Holdings Ltd.	42,988,900	2,942,602,588
Tencent Music Entertainment Group, ADR(a)(b)	2,758,162	43,110,072
Texhong Textile Group Ltd.(a)	2,358,500	1,838,073
Tiangong International Co. Ltd.	8,968,000	3,008,561
Tianjin Port Development Holdings Ltd.	38,912,000	2,861,859
Tianjin Zhonghuan Semiconductor Co. Ltd., Class A.	1,658,991	5,248,875
Tianli Education International Holdings Ltd.(a)	9,248,000	10,500,752
Tianma Microelectronics Co. Ltd., Class A	1,792,576	4,300,099
Tianneng Power International Ltd.(b)	5,228,000	11,224,805
Tianqi Lithium Corp., Class A(a)	794,193	2,632,178
Times Neighborhood Holdings Ltd.	4,333,000	6,205,854
Tingyi Cayman Islands Holding Corp.	14,952,000	28,089,923
Toly Bread Co. Ltd., Class A	405,579	3,737,711
Tong Ren Tang Technologies Co. Ltd., Class H	5,027,000	3,891,796
Tongcheng-Elong Holdings Ltd.(a)	6,456,400	12,662,630
Tongda Group Holdings Ltd.(a)	31,530,000	1,851,080
Tongdao Liepin Group(a)(b)	1,592,800	4,019,944
Tonghua Dongbao Pharmaceutical Co. Ltd., Class A	1,268,899	2,636,303
Tongwei Co. Ltd., Class A	2,101,359	7,486,062
Topchoice Medical Corp., Class A(a)	195,299	6,452,510
Topsports International Holdings Ltd.(c)	9,709,000	12,013,872
Towngas China Co. Ltd.(a)	8,639,000	3,923,702
TravelSky Technology Ltd., Class H	7,185,000	14,944,511
Trip.com Group Ltd., ADR(a)(b)	3,546,155	107,235,727
Truly International Holdings Ltd.(a)(b)	19,240,000	2,408,057
Tsingtao Brewery Co. Ltd., Class H	3,420,000	31,154,494
Unigroup Guoxin Microelectronics Co. Ltd., Class A	300,610	5,499,432
Uni-President China Holdings Ltd.	9,725,000	8,858,990
Unisplendour Corp. Ltd., Class A	1,481,355	7,094,084
Uxin Ltd., ADR(a)	1,233,458	962,097
Venustech Group Inc., Class A	620,203	3,453,646
Vinda International Holdings Ltd.	2,754,000	9,416,721
Vipshop Holdings Ltd., ADR(a)	3,332,751	55,023,719
Walvax Biotechnology Co. Ltd., Class A	749,188	6,945,889
Wanda Film Holding Co. Ltd., Class A(a)	1,348,638	3,648,666
Wanhua Chemical Group Co. Ltd., Class A	1,603,178	17,154,963

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	20

Consolidated Schedule of Investments (continued) August 31, 2020	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Want Want China Holdings Ltd.(b)	37,625,000	$25,827,242
Wasion Holdings Ltd.	5,336,000	1,576,671
Weibo Corp., ADR(a)(b)	410,303	15,304,302
Weichai Power Co. Ltd., Class A	3,939,200	8,523,531
Weichai Power Co. Ltd., Class H	14,327,000	28,949,223
Weimob Inc.(a)(b)(c)	9,654,000	16,193,493
Wens Foodstuffs Group Co. Ltd., Class A	3,255,008	11,728,988
West China Cement Ltd.	18,580,000	3,260,427
Western Securities Co. Ltd., Class A	2,998,835	4,273,323
Wharf Holdings Ltd. (The)	11,866,000	23,149,735
Will Semiconductor Ltd., Class A	285,103	6,986,098
Wingtech Technology Co. Ltd., Class A	441,900	8,907,487
Winning Health Technology Group Co. Ltd., Class A	1,306,875	4,045,137
Wisdom Education International Holdings Co. Ltd.	5,712,000	2,977,553
Wuhu Sanqi Interactive Entertainment Network Technology Group Co. Ltd., Class A	1,062,883	7,074,869
Wuliangye Yibin Co. Ltd., Class A	1,802,166	63,149,419
WUS Printed Circuit Kunshan Co. Ltd., Class A	966,897	2,970,224
WuXi AppTec Co. Ltd., Class A	1,027,133	16,482,657
WuXi AppTec Co. Ltd., Class H(b)(c)	2,052,556	30,403,725
Wuxi Biologics Cayman Inc.(a)(c)	7,650,000	198,797,443
Wuxi Lead Intelligent Equipment Co. Ltd., Class A	538,676	3,534,468
XCMG Construction Machinery Co. Ltd., Class A	5,906,278	5,355,115
Xiabuxiabu Catering Management China Holdings Co. Ltd.(a)(c)	3,522,500	4,358,725
Xiaomi Corp., Class B(a)(c)	78,953,800	239,403,663
Xingda International Holdings Ltd.	11,560,000	2,848,925
Xinhu Zhongbao Co. Ltd., Class A	5,406,300	2,778,473
Xinjiang Goldwind Science & Technology Co. Ltd., Class H	6,326,634	5,444,882
Xinyi Solar Holdings Ltd.	30,578,800	38,627,182
Xtep International Holdings Ltd.	9,470,000	3,152,533
Yadea Group Holdings Ltd.(a)(c)	8,474,000	8,583,176
Yango Group Co. Ltd., Class A	3,518,300	3,621,473
Yantai Jereh Oilfield Services Group Co. Ltd., Class A	605,898	3,029,866
Yanzhou Coal Mining Co. Ltd., Class H	12,018,000	9,257,558
Yealink Network Technology Corp. Ltd., Class A	444,427	3,656,433
YiChang HEC ChangJiang Pharmaceutical Co. Ltd., Class H(c)	2,247,000	3,195,027
Yifeng Pharmacy Chain Co. Ltd., Class A	336,957	4,959,048
Yihai International Holding Ltd.(a)(b)	3,637,000	57,158,455
Yintech Investment Holdings Ltd., ADR	235,302	1,715,352
Yonghui Superstores Co. Ltd., Class A	5,453,696	7,070,778
Yonyou Network Technology Co. Ltd., Class A	1,695,131	10,372,519
Youyuan International Holdings Ltd.(a)(b)(d)	5,307,000	133,528
Yuexiu Property Co. Ltd.	40,108,880	7,659,354
Yuexiu REIT	13,397,000	6,465,008
Yuexiu Transport Infrastructure Ltd.(a)	9,454,000	5,611,298
Yum China Holdings Inc.(a)	2,704,445	156,073,521
Yunda Holding Co. Ltd., Class A	1,363,640	4,137,220
Yunnan Baiyao Group Co. Ltd., Class A	663,264	11,205,227
Yunnan Energy New Material Co. Ltd., Class A	464,095	5,299,471
Yuzhou Group Holdings Co. Ltd.	14,176,400	6,621,623
Zai Lab Ltd., ADR(a)(b)	400,513	31,788,717
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	323,969	11,913,133
Zhaojin Mining Industry Co. Ltd., Class H	7,411,000	8,300,159
Zhejiang Chint Electrics Co. Ltd., Class A(a)	1,608,173	8,093,519
Zhejiang Dahua Technology Co. Ltd., Class A	1,928,229	6,435,735

Security	Shares	Value

China (continued)
Zhejiang Expressway Co. Ltd., Class H	10,988,000	$7,414,984
Zhejiang Huayou Cobalt Co. Ltd., Class A(a)	603,592	3,539,162
Zhejiang Longsheng Group Co. Ltd., Class A	1,862,974	3,903,211
Zhejiang NHU Co. Ltd., Class A	1,637,308	7,833,758
Zhejiang Sanhua Intelligent Controls Co. Ltd., Class A	2,056,190	6,784,768
Zhejiang Supor Co. Ltd., Class A	519,413	6,427,112
Zhejiang Wolwo Bio-Pharmaceutical Co. Ltd., Class A	328,298	2,864,456
Zhengzhou Yutong Bus Co. Ltd., Class A	2,256,290	4,681,147
Zhenro Properties Group Ltd.(b)	12,697,000	7,421,458
ZhongAn Online P&C Insurance Co. Ltd., Class H(a)(b)(c)	2,856,700	18,816,995
Zhongji Innolight Co. Ltd., Class A	458,274	3,961,718
Zhongjin Gold Corp. Ltd., Class A	2,862,279	4,555,141
Zhongsheng Group Holdings Ltd.(b)	4,402,500	27,493,790
Zhou Hei Ya International Holdings Co. Ltd.(a)(b)(c)	4,705,000	5,336,277
Zhuguang Holdings Group Co. Ltd.(a)	18,012,000	2,533,252
Zhuzhou CRRC Times Electric Co. Ltd., Class H	4,076,900	13,098,432
Zijin Mining Group Co. Ltd., Class A	9,868,100	10,359,189
Zijin Mining Group Co. Ltd., Class H	42,256,000	28,842,569
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H(a)	10,811,000	10,824,740
ZTE Corp., Class A	1,814,000	10,329,165
ZTE Corp., Class H	5,625,440	16,367,899
ZTO Express Cayman Inc., ADR	2,830,300	94,899,959

		21,292,457,199

Colombia — 0.1%
Bancolombia SA	1,663,343	11,532,573
Cementos Argos SA	3,586,367	4,781,848
Corp. Financiera Colombiana SA(a)	780,649	5,641,520
Ecopetrol SA	36,752,497	21,463,573
Grupo Argos SA	2,346,110	7,457,541
Grupo de Inversiones Suramericana SA	1,743,064	9,761,211
Interconexion Electrica SA ESP	3,454,284	19,288,825

		79,927,091

Cyprus — 0.0%
TCS Group Holding PLC(f)	591,014	15,562,354

Czech Republic — 0.1%
Central European Media Enterprises Ltd., Class A(a)	754,080	3,205,660
CEZ AS	1,169,682	24,143,389
Komercni Banka AS(a)	564,611	13,620,039
Moneta Money Bank AS(c)	3,947,601	9,971,934

		50,941,022

Egypt — 0.1%
Commercial International Bank Egypt SAE	10,742,754	45,797,343
Eastern Co. SAE	8,331,070	6,685,881
Egyptian Financial Group-Hermes Holding Co.(a)	5,166,996	4,580,208
EISewedy Electric Co.	6,417,547	3,040,743
Heliopolis Housing	4,963,517	2,048,038
Juhayna Food Industries	3,127,489	1,383,199
Medinet Nasr Housing	10,061,035	2,113,769
Oriental Weavers	3,805,605	1,284,542
Palm Hills Developments SAE(a)	16,799,042	1,630,090
Six of October Development & Investment	2,604,300	2,002,928
Talaat Moustafa Group	7,253,113	3,162,083

21	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2020	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Egypt (continued)
Telecom Egypt Co.	3,528,280	$3,000,707

		76,729,531

Greece — 0.2%
Alpha Bank AE(a)	10,512,038	6,972,363
Athens Water Supply & Sewage Co. SA	369,625	3,094,372
Eurobank Ergasias Services and Holdings SA, Series A(a)	19,626,960	9,440,789
FF Group(a)(d)	343,633	4,110
GEK Terna Holding Real Estate Construction SA(a)	493,803	3,578,818
Hellenic Exchanges-Athens Stock Exchange SA(a)	756,681	2,579,116
Hellenic Telecommunications Organization SA	1,779,961	29,163,810
Holding Co. ADMIE IPTO SA	1,225,772	3,239,777
JUMBO SA	822,951	14,320,236
Motor Oil Hellas Corinth Refineries SA	470,193	6,607,349
Mytilineos SA	769,515	7,261,182
National Bank of Greece SA(a)	4,213,013	5,746,472
OPAP SA	1,526,510	14,020,842
Piraeus Bank SA(a)(b)	2,193,849	3,166,848
Piraeus Port Authority SA	75,576	1,438,932
Public Power Corp. SA(a)(b)	948,486	4,546,444
Sarantis SA	223,492	2,330,728
Terna Energy SA	403,555	5,724,013
Titan Cement International SA(a)	323,662	4,405,013

		127,641,214

Hungary — 0.2%
Magyar Telekom Telecommunications PLC	3,953,687	4,876,162
MOL Hungarian Oil & Gas PLC(a)	2,990,938	16,891,811
Opus Global Nyrt(a)(b)	1,934,986	1,597,492
OTP Bank Nyrt(a)	1,690,033	57,177,305
Richter Gedeon Nyrt	1,086,114	26,607,533

		107,150,303

India — 8.4%
Aarti Industries Ltd.	359,264	5,113,622
Aavas Financiers Ltd.(a)	224,924	4,286,871
Adani Enterprises Ltd.	1,180,751	4,484,311
Adani Ports & Special Economic Zone Ltd.	3,876,156	18,733,723
Adani Power Ltd.(a)	6,356,474	3,216,774
Aditya Birla Fashion and Retail Ltd.(a)	1,453,849	2,763,217
Aegis Logistics Ltd.	767,231	2,214,945
AIA Engineering Ltd.	315,123	7,713,091
Ajanta Pharma Ltd.	189,017	3,812,310
Alembic Pharmaceuticals Ltd.	382,283	4,892,828
Amara Raja Batteries Ltd.	208,706	2,064,022
Ambuja Cements Ltd.	4,847,638	13,866,388
Apollo Hospitals Enterprise Ltd.	672,560	14,935,067
Apollo Tyres Ltd.	2,162,385	3,629,558
Ashok Leyland Ltd.	8,920,665	8,198,662
Asian Paints Ltd.	2,159,551	55,717,193
Astral Poly Technik Ltd.	498,087	7,592,684
AstraZeneca Pharma India Ltd.	47,552	2,293,214
Atul Ltd.	120,097	9,431,304
AU Small Finance Bank Ltd.(a)(c)	908,911	8,248,515
Aurobindo Pharma Ltd.	2,166,544	23,808,952
Avanti Feeds Ltd.	331,483	2,335,006
Avenue Supermarts Ltd.(a)(c)	1,170,113	35,787,344
Axis Bank Ltd.(a)	16,923,900	114,213,189
Bajaj Auto Ltd.	520,847	20,994,505
Bajaj Consumer Care Ltd.(a)	686,027	1,603,052
Bajaj Electricals Ltd.	294,842	1,994,787

Security	Shares	Value

India (continued)
Bajaj Finance Ltd.	1,356,628	$64,282,133
Bajaj Finserv Ltd.	289,294	24,329,465
Balkrishna Industries Ltd.	650,894	11,689,254
Bandhan Bank Ltd.(a)(c)	5,421,616	22,523,930
BASF India Ltd.	93,235	1,870,907
Bata India Ltd.	268,297	4,734,996
Bayer CropScience Ltd./India	91,394	7,220,197
Berger Paints India Ltd.	1,734,141	12,667,834
Bharat Forge Ltd.	1,642,763	10,962,540
Bharat Heavy Electricals Ltd.	6,229,716	3,262,651
Bharat Petroleum Corp. Ltd.	4,875,989	27,013,936
Bharti Airtel Ltd.	9,472,804	66,032,615
Bharti Infratel Ltd.	2,594,675	6,998,916
Biocon Ltd.(a)	2,135,770	10,914,240
Blue Dart Express Ltd.(a)	53,237	1,582,988
Blue Star Ltd.	207,370	1,791,201
Bosch Ltd.	45,179	7,865,010
Britannia Industries Ltd.	438,822	22,213,398
Ceat Ltd.	174,396	2,080,692
CESC Ltd.	467,423	3,812,983
Chambal Fertilizers and Chemicals Ltd.	1,010,461	2,037,189
Cholamandalam Financial Holdings Ltd.(a)	590,796	3,504,685
Cholamandalam Investment and Finance Co. Ltd.	1,614,921	5,094,381
Cipla Ltd.	2,598,728	25,192,030
City Union Bank Ltd.	2,219,555	4,070,780
Coal India Ltd.	8,748,328	15,967,637
Coforge Ltd.	148,995	3,894,527
Colgate-Palmolive India Ltd.	459,863	8,516,907
Container Corp. of India Ltd.	1,585,172	8,463,439
Coromandel International Ltd.	632,288	6,528,825
CRISIL Ltd.	150,492	3,579,239
Crompton Greaves Consumer Electricals Ltd.(a)	3,277,162	12,101,112
Cummins India Ltd.	432,163	2,713,954
Dabur India Ltd.	3,981,001	25,668,350
Dalmia Bharat Ltd.(a)	377,749	3,847,669
DCB Bank Ltd.(a)	1,292,767	1,563,983
Deepak Nitrite Ltd.	359,160	3,334,822
Dilip Buildcon Ltd.(c)	284,528	1,428,100
Divi’s Laboratories Ltd.	605,703	25,696,965
Dixon Technologies India Ltd.	29,443	3,237,980
DLF Ltd.	4,473,772	9,624,315
Dr Lal PathLabs Ltd.(c)	236,017	5,690,925
Dr. Reddy’s Laboratories Ltd.	862,252	49,957,492
Edelweiss Financial Services Ltd.(a)	3,584,700	3,898,451
Eicher Motors Ltd.	997,820	28,359,059
EIH Ltd.(a)	1,434,942	1,709,668
Emami Ltd.	754,715	3,659,892
Endurance Technologies Ltd.(c)	261,871	3,910,588
Engineers India Ltd.	1,261,360	1,145,561
Escorts Ltd.	494,632	7,308,518
Exide Industries Ltd.	1,721,117	3,835,876
Federal Bank Ltd.(a)	11,164,444	8,387,647
Finolex Cables Ltd.	646,976	2,436,460
Fortis Healthcare Ltd.(a)	3,613,744	6,519,787
GAIL India Ltd.	11,370,951	14,776,096
Gillette India Ltd.	53,232	3,926,183
Glenmark Pharmaceuticals Ltd.	1,095,113	6,986,585
GMM Pfaudler Ltd.	32,454	2,465,790
GMR Infrastructure Ltd.(a)	7,768,663	2,485,508
Godrej Consumer Products Ltd.	3,051,996	27,004,925

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	22

Consolidated Schedule of Investments (continued) August 31, 2020	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

India (continued)
Godrej Industries Ltd.(a)	697,835	$4,166,200
Godrej Properties Ltd.(a)	499,383	6,195,857
Granules India Ltd.	1,140,228	4,860,191
Graphite India Ltd.	497,980	1,282,371
Grasim Industries Ltd.	2,230,277	20,447,678
Great Eastern Shipping Co. Ltd. (The)	500,876	1,730,772
Gujarat Fluorochemicals Ltd.(a)	206,466	1,433,895
Gujarat Gas Ltd.	1,264,092	5,589,087
Gujarat Pipavav Port Ltd.	2,217,699	2,408,790
Gujarat State Petronet Ltd.	1,260,339	3,485,270
Havells India Ltd.	1,887,136	15,781,362
HCL Technologies Ltd.	8,182,558	77,192,790
HDFC Asset Management Co. Ltd.(c)	371,088	12,154,414
HDFC Life Insurance Co. Ltd.(a)(c)	5,302,340	41,405,903
Hemisphere Properties India Ltd.(a)	713,675	1,492,844
Hero MotoCorp Ltd.	731,305	29,865,698
Hexaware Technologies Ltd.	993,334	5,349,422
Hindalco Industries Ltd.	8,924,888	22,461,509
Hindustan Petroleum Corp. Ltd.	4,464,236	12,223,846
Hindustan Unilever Ltd.	6,165,213	177,344,887
Housing Development Finance Corp. Ltd.	12,344,266	307,334,197
ICICI Bank Ltd.(a)	38,360,520	205,645,637
ICICI Lombard General Insurance Co. Ltd.(c)	1,542,647	26,337,594
ICICI Prudential Life Insurance Co. Ltd.(c)	2,586,606	14,852,142
ICICI Securities Ltd.(c)	622,018	4,034,255
IDFC First Bank Ltd.(a)	17,484,058	7,600,990
IDFC Ltd.	6,705,974	2,509,929
IIFL Finance Ltd.	1,060,757	1,176,657
IIFL Wealth Management Ltd.	182,498	2,537,604
India Cements Ltd. (The)	1,415,617	2,203,983
Indiabulls Housing Finance Ltd.	1,953,598	5,525,783
Indiabulls Ventures Ltd.	1,512,837	4,043,755
Indian Hotels Co. Ltd. (The)	3,941,606	5,553,028
Indian Oil Corp. Ltd.	13,434,168	15,659,432
Indraprastha Gas Ltd.(a)	1,588,367	8,511,787
Info Edge India Ltd.	492,230	21,824,766
Infosys Ltd.	25,569,428	322,572,711
Inox Leisure Ltd.	429,409	1,654,748
InterGlobe Aviation Ltd.(a)(c)	704,091	11,470,444
IRB Infrastructure Developers Ltd.	1,178,867	1,903,452
ITC Ltd.	22,122,662	57,434,918
Jindal Steel & Power Ltd.(a)	3,226,192	8,989,464
JM Financial Ltd.	2,895,070	3,211,391
JSW Energy Ltd.	2,623,892	1,951,677
JSW Steel Ltd.	6,464,619	23,695,333
Jubilant Foodworks Ltd.	582,649	16,599,055
Jubilant Life Sciences Ltd.	584,310	6,217,584
Just Dial Ltd.(a)	344,032	1,737,278
Jyothy Labs Ltd.	931,055	1,798,043
Kajaria Ceramics Ltd.	527,847	3,127,677
Karur Vysya Bank Ltd. (The)(a)	2,853,086	1,482,601
Kaveri Seed Co. Ltd.(a)	240,968	1,891,701
KEC International Ltd.	509,436	2,229,248
KEI Industries Ltd.	385,766	2,077,998
KRBL Ltd.	436,582	1,553,682
L&T Technology Services Ltd.(c)	193,968	4,124,430
Lakshmi Machine Works Ltd.	34,785	1,534,826
Larsen & Toubro Ltd.	3,489,044	44,791,253
Laurus Labs Ltd.(c)	427,565	6,583,017
LIC Housing Finance Ltd.	2,206,654	9,032,569

Security	Shares	Value

India (continued)
Lupin Ltd.	1,667,310	$21,010,269
Mahanagar Gas Ltd.	349,474	4,519,910
Mahindra & Mahindra Financial Services Ltd.(a)	4,589,421	8,398,533
Mahindra & Mahindra Ltd.	5,650,022	46,584,904
Mahindra CIE Automotive Ltd.(a)	843,423	1,496,465
Manappuram Finance Ltd.	2,089,182	4,200,644
Marico Ltd.	3,305,447	16,565,967
Maruti Suzuki India Ltd.	902,643	83,877,770
Max Financial Services Ltd.(a)	1,219,135	9,759,539
Metropolis Healthcare Ltd.(a)	171,359	4,280,396
Minda Industries Ltd.	599,538	2,769,323
Mindtree Ltd.	349,342	5,485,202
Motherson Sumi Systems Ltd.	7,148,042	10,652,993
Motilal Oswal Financial Services Ltd.	321,411	2,986,503
Mphasis Ltd.	638,335	9,570,581
Multi Commodity Exchange of India Ltd.	199,446	4,331,006
Natco Pharma Ltd.	691,085	7,057,550
National Aluminium Co. Ltd.	4,038,209	1,966,780
Navin Fluorine International Ltd.	115,326	3,058,256
Nestle India Ltd.	174,113	37,727,460
Nippon Life India Asset Management Ltd.(c)	944,416	3,497,576
NTPC Ltd.	17,637,684	23,099,178
Oberoi Realty Ltd.(a)	442,406	2,343,431
Oil & Natural Gas Corp. Ltd.	18,454,558	20,546,154
Oil India Ltd.	1,451,955	1,869,004
Page Industries Ltd.	39,942	10,303,389
Persistent Systems Ltd.	319,143	4,154,723
Petronet LNG Ltd.	4,353,918	14,216,815
Phoenix Mills Ltd. (The)	483,460	4,235,427
PI Industries Ltd.	448,102	11,192,277
Pidilite Industries Ltd.	925,063	17,629,703
Piramal Enterprises Ltd.	677,965	12,593,575
PNB Housing Finance Ltd.(a)(c)	501,068	1,942,462
Polycab India Ltd.	265,327	3,218,384
Power Grid Corp. of India Ltd.	13,597,507	33,057,418
Prestige Estates Projects Ltd.	1,096,120	3,691,582
Procter & Gamble Health Ltd.(a)	37,544	2,446,717
PVR Ltd.	292,606	5,213,700
Quess Corp. Ltd.(a)(c)	554,518	2,746,317
Radico Khaitan Ltd.	561,734	3,066,328
Rajesh Exports Ltd.	491,496	2,981,060
Rallis India Ltd.	639,316	2,550,924
Ramco Cements Ltd. (The)	471,443	4,438,863
RBL Bank Ltd.(c)	2,741,274	7,297,526
REC Ltd.	5,077,546	7,322,372
Redington India Ltd.	2,110,776	3,091,284
Relaxo Footwears Ltd.(a)	380,813	3,390,753
Reliance Industries Ltd.	21,396,312	604,820,248
Sanofi India Ltd.	49,856	5,566,607
SBI Life Insurance Co. Ltd.(a)(c)	3,010,518	33,854,652
Schaeffler India Ltd.	41,500	2,236,374
Shree Cement Ltd.	64,446	17,758,492
Shriram Transport Finance Co. Ltd.	712,825	6,802,621
Siemens Ltd.	532,244	8,386,689
SpiceJet Ltd.(a)	1,288,833	900,866
SRF Ltd.	124,436	6,853,257
State Bank of India(a)	13,336,278	38,410,365
Sterlite Technologies Ltd.	864,187	1,759,897
Strides Pharma Science Ltd.	375,487	3,081,893
Sun Pharma Advanced Research Co. Ltd.(a)	722,913	1,771,251

23	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2020	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

India (continued)
Sun Pharmaceutical Industries Ltd.	6,279,059	$44,379,723
Sundaram Finance Ltd.	232,195	5,082,218
Sundram Fasteners Ltd.	488,871	2,993,698
Sunteck Realty Ltd.	441,435	1,576,350
Supreme Industries Ltd.	310,026	5,630,653
Symphony Ltd.	137,379	1,590,336
Syngene International Ltd.(a)(c)	816,393	5,259,431
Tata Chemicals Ltd.	608,434	2,583,101
Tata Communications Ltd.	555,596	6,571,744
Tata Consultancy Services Ltd.	6,748,717	206,956,376
Tata Consumer Products Ltd.	3,297,072	23,845,346
Tata Elxsi Ltd.	160,226	2,339,584
Tata Motors Ltd.(a)	12,660,582	24,630,579
Tata Power Co. Ltd. (The)	8,480,359	6,768,619
Tata Steel Ltd.	2,586,203	14,510,775
TeamLease Services Ltd.(a)	94,835	3,053,221
Tech Mahindra Ltd.	3,475,453	34,987,069
Thermax Ltd.	224,679	2,334,012
Titan Co. Ltd.	2,344,590	35,053,783
Torrent Pharmaceuticals Ltd.	379,802	13,733,397
Torrent Power Ltd.	971,706	4,394,673
TTK Prestige Ltd.	46,374	3,586,090
Tube Investments of India Ltd.	666,853	5,869,702
TV18 Broadcast Ltd.(a)	4,310,653	1,859,365
UltraTech Cement Ltd.	850,175	45,089,912
United Spirits Ltd.(a)	2,223,939	16,516,201
UPL Ltd.	3,769,818	25,912,297
Varun Beverages Ltd.	566,738	5,666,803
Vedanta Ltd.	14,032,202	24,525,256
V-Guard Industries Ltd.	1,042,009	2,368,347
Vinati Organics Ltd.	219,291	3,001,389
VIP Industries Ltd.	311,257	1,198,598
V-Mart Retail Ltd.(a)	79,613	2,064,860
Vodafone Idea Ltd.(a)	66,042,564	9,151,705
Voltas Ltd.	796,511	6,868,666
WABCO India Ltd.	38,128	3,612,156
Welspun India Ltd.	2,990,879	2,212,456
Westlife Development Ltd.(a)	354,432	1,783,295
Wipro Ltd.	8,615,833	31,755,942
Yes Bank Ltd., New	12,578,231	1,828,037
Zee Entertainment Enterprises Ltd.	6,512,556	18,009,453

		4,570,011,768

Indonesia — 1.4%
Ace Hardware Indonesia Tbk PT	63,159,200	6,700,839
Adaro Energy Tbk PT	109,673,500	8,171,382
AKR Corporindo Tbk PT	15,390,200	3,064,829
Aneka Tambang Tbk	76,456,643	4,305,198
Astra Agro Lestari Tbk PT	3,957,300	2,765,015
Astra International Tbk PT	152,335,700	53,350,185
Bank BTPN Syariah Tbk PT	16,236,300	4,348,262
Bank Central Asia Tbk PT	74,475,200	160,457,298
Bank Mandiri Persero Tbk PT	140,935,300	57,583,865
Bank Negara Indonesia Persero Tbk PT	56,438,500	19,765,586
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	24,328,400	1,762,504
Bank Rakyat Indonesia Persero Tbk PT	418,491,500	100,869,024
Bank Tabungan Negara Persero Tbk PT	35,375,576	3,826,028
Barito Pacific Tbk PT(a)	205,762,400	11,868,870
Bintang Oto Global Tbk PT(a)	23,330,600	2,323,047
Bukit Asam Tbk PT	29,085,600	4,074,481

Security	Shares	Value

Indonesia (continued)
Bumi Resources Tbk PT(a)	458,473,900	$1,574,159
Bumi Serpong Damai Tbk PT(a)	68,301,800	3,634,946
Charoen Pokphand Indonesia Tbk PT(a)	56,199,800	24,313,046
Ciputra Development Tbk PT	87,617,727	4,632,834
Gudang Garam Tbk PT(a)	3,654,100	11,918,953
Hanjaya Mandala Sampoerna Tbk PT	68,899,100	7,806,593
Hanson International Tbk PT(a)(d)	783,666,700	1,906,769
Indah Kiat Pulp & Paper Corp. Tbk PT	21,092,500	13,470,232
Indocement Tunggal Prakarsa Tbk PT	11,137,800	9,082,326
Indofood CBP Sukses Makmur Tbk PT	17,265,700	12,123,041
Indofood Sukses Makmur Tbk PT	32,870,000	17,210,901
Inti Agri Resources Tbk PT(a)(d)	291,349,000	714,568
Japfa Comfeed Indonesia Tbk PT	37,266,200	3,122,044
Jasa Marga Persero Tbk PT	17,421,480	4,677,630
Kalbe Farma Tbk PT	158,331,900	17,178,671
Link Net Tbk PT	12,648,400	1,585,121
Matahari Department Store Tbk PT(a)	19,401,900	1,685,384
Medco Energi Internasional Tbk PT(a)	52,790,200	1,993,793
Media Nusantara Citra Tbk PT(a)	40,495,900	2,474,943
Mitra Adiperkasa Tbk PT(a)	74,283,000	3,468,665
Pabrik Kertas Tjiwi Kimia Tbk PT	9,025,800	4,230,117
Pakuwon Jati Tbk PT(a)	146,443,200	4,102,924
Panin Financial Tbk PT(a)	155,275,700	2,196,518
Perusahaan Gas Negara Tbk PT	84,262,300	7,261,747
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	31,676,500	2,131,706
Pool Advista Indonesia Tbk PT(a)(d)	12,679,400	41,358
PP Persero Tbk PT	27,934,950	1,860,731
Ramayana Lestari Sentosa Tbk PT	24,993,100	1,124,153
Sawit Sumbermas Sarana Tbk PT(a)	48,100,200	2,840,595
Semen Indonesia Persero Tbk PT	22,577,700	16,356,720
Sugih Energy Tbk PT(a)(d)	27,492,211	19
Summarecon Agung Tbk PT(a)	79,889,200	3,538,440
Surya Citra Media Tbk PT	53,037,700	4,516,172
Telekomunikasi Indonesia Persero Tbk PT	371,441,500	72,949,198
Tower Bersama Infrastructure Tbk PT	84,415,800	7,564,815
Trada Alam Minera Tbk PT(a)(d)	280,960,700	689,090
Unilever Indonesia Tbk PT	57,615,000	32,541,348
United Tractors Tbk PT	12,766,800	20,163,873
Waskita Beton Precast Tbk PT	105,238,000	1,214,076
Waskita Karya Persero Tbk PT	40,406,000	1,803,530
Wijaya Karya Persero Tbk PT	26,866,523	2,287,690

		779,225,852

Malaysia — 1.9%
Aeon Co. M Bhd	4,750,600	952,287
AEON Credit Service M Bhd(b)	2,047,400	4,443,283
AirAsia Group Bhd(a)	12,728,700	2,016,791
Alliance Bank Malaysia Bhd	8,297,700	4,362,493
AMMB Holdings Bhd	11,658,500	8,172,565
Axiata Group Bhd	20,227,800	14,616,655
Berjaya Sports Toto Bhd(a)	5,844,973	2,932,660
Bermaz Auto Bhd	7,876,100	2,571,479
British American Tobacco Malaysia Bhd	1,109,300	2,716,327
Bursa Malaysia Bhd	4,711,800	10,960,831
Cahya Mata Sarawak Bhd(b)	5,030,600	1,811,523
Carlsberg Brewery Malaysia Bhd	1,306,700	6,844,843
CIMB Group Holdings Bhd	46,166,100	36,573,792
Dialog Group Bhd	29,550,596	25,467,925
DiGi.Com Bhd	23,003,400	21,813,331
DRB-Hicom Bhd	7,583,800	3,714,068

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	24

Consolidated Schedule of Investments (continued) August 31, 2020	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Malaysia (continued)
Ekovest Bhd	12,001,000	$1,426,118
FGV Holdings Bhd	13,546,100	3,999,929
Fraser & Neave Holdings Bhd	1,042,700	7,664,740
Frontken Corp. Bhd	5,598,900	5,107,627
Gamuda Bhd	12,859,600	10,496,373
Genting Bhd	16,363,500	13,788,473
Genting Malaysia Bhd	22,398,700	12,260,001
Genting Plantations Bhd	2,893,500	6,904,667
Globetronics Technology Bhd	5,817,600	3,840,691
HAP Seng Consolidated Bhd	4,883,300	8,440,706
Hartalega Holdings Bhd	12,773,300	50,657,764
Hong Leong Bank Bhd	4,831,900	16,239,731
Hong Leong Financial Group Bhd	1,721,700	5,100,415
IGB REIT	9,877,400	4,386,794
IHH Healthcare Bhd	16,388,100	21,087,556
IJM Corp. Bhd	20,665,700	5,953,389
Inari Amertron Bhd(b)	19,672,500	10,626,125
IOI Corp. Bhd	16,970,400	18,170,204
Kossan Rubber Industries	4,867,600	18,673,448
KPJ Healthcare Bhd(b)	23,650,300	4,684,071
Kuala Lumpur Kepong Bhd	3,147,300	17,121,070
Lotte Chemical Titan Holding Bhd(c)	3,349,400	1,463,428
Magnum Bhd(b)	7,588,600	4,062,556
Mah Sing Group Bhd	10,498,523	1,915,467
Malayan Banking Bhd	28,795,300	50,670,880
Malaysia Airports Holdings Bhd	8,037,700	9,840,900
Malaysia Building Society Bhd	13,672,300	1,903,717
Malaysian Pacific Industries Bhd	862,400	3,250,433
Malaysian Resources Corp. Bhd	18,138,100	2,198,953
Maxis Bhd(b)	17,715,700	21,264,794
Mega First Corp Bhd	1,648,300	3,070,654
MISC Bhd	9,963,400	18,202,250
My EG Services Bhd	18,491,000	6,614,234
Nestle Malaysia Bhd	503,100	16,812,272
Padini Holdings Bhd	3,402,300	1,927,603
Pavilion REIT(b)	10,520,100	3,914,573
Pentamaster Corp. Bhd	4,870,500	5,577,310
Petronas Chemicals Group Bhd	18,022,200	23,622,905
Petronas Dagangan Bhd	2,084,300	10,307,665
Petronas Gas Bhd	5,686,700	22,525,639
PPB Group Bhd	4,801,220	20,747,080
Press Metal Aluminium Holdings Bhd	11,075,800	13,853,059
Public Bank Bhd	21,850,460	86,132,410
QL Resources Bhd	5,868,895	13,525,721
RHB Bank Bhd	11,619,666	12,775,914
Sapura Energy Bhd(a)(b)	66,668,300	2,000,609
Scientex Bhd	2,172,600	4,902,758
Serba Dinamik Holdings Bhd	10,244,120	4,451,292
Sime Darby Bhd	20,360,200	10,704,318
Sime Darby Plantation Bhd	15,948,200	19,526,064
Sime Darby Property Bhd	21,856,300	3,436,773
SKP Resources Bhd	7,076,300	2,735,048
SP Setia Bhd Group(b)	13,352,700	2,548,409
Sunway Construction Group Bhd	5,495,070	2,611,989
Sunway REIT	16,450,000	6,318,569
Supermax Corp. Bhd(a)	5,730,512	30,458,177
Telekom Malaysia Bhd(b)	8,262,300	8,231,556
Tenaga Nasional Bhd	16,737,400	43,636,578
TIME dotCom Bhd	3,586,700	9,953,728
Top Glove Corp. Bhd	11,781,500	74,329,089

Security	Shares	Value

Malaysia (continued)
UEM Sunrise Bhd(a)	14,582,300	$1,417,797
UMW Holdings Bhd(b)	2,649,200	1,653,564
ViTrox Corp. Bhd	1,664,200	4,834,190
VS Industry Bhd	11,744,975	5,300,817
Westports Holdings Bhd	7,021,200	6,152,294
Yinson Holdings Bhd(b)	5,081,000	7,709,019
YTL Corp. Bhd(a)	24,554,866	3,949,528

		1,009,643,328

Mexico — 1.6%
Alfa SAB de CV, Class A	22,263,847	14,312,909
Alpek SAB de CV(b)	2,792,900	2,091,549
Alsea SAB de CV(a)(b)	4,069,495	4,207,835
America Movil SAB de CV, Series L, NVS	252,117,872	153,095,427
Arca Continental SAB de CV(b)	3,018,338	13,767,737
Banco del Bajio SA(a)(b)(c)	5,549,197	4,437,126
Becle SAB de CV	3,810,861	7,280,092
Bolsa Mexicana de Valores SAB de CV(b)	3,473,678	7,316,849
Cemex SAB de CV, CPO, NVS	114,318,083	36,667,867
Coca-Cola Femsa SAB de CV	3,803,141	15,952,131
Controladora Vuela Cia. de Aviacion SAB de CV, Class A(a)(b)	5,920,859	4,780,297
Corp Inmobiliaria Vesta SAB de CV	4,660,100	6,962,683
Fibra Uno Administracion SA de CV	24,544,000	19,154,323
Fomento Economico Mexicano SAB de CV	14,466,845	84,186,118
Genomma Lab Internacional SAB de CV, Class B(a)(b)	5,989,024	6,282,920
Gentera SAB de CV(a)(b)	7,982,292	2,618,699
Gruma SAB de CV, Class B	1,654,110	19,560,459
Grupo Aeroportuario del Centro Norte SAB de CV(a)	2,603,500	11,890,974
Grupo Aeroportuario del Pacifico SAB de CV, Class B(b)	2,872,800	22,338,166
Grupo Aeroportuario del Sureste SAB de CV, Class B(a)	1,572,780	17,820,432
Grupo Bimbo SAB de CV, Series A(b)	12,058,602	22,270,341
Grupo Carso SAB de CV, Series A1	3,475,136	6,861,036
Grupo Cementos de Chihuahua SAB de CV	1,346,857	6,124,427
Grupo Comercial Chedraui SA de CV	2,848,198	3,293,790
Grupo Financiero Banorte SAB de CV, Class O(a)	19,479,278	67,348,852
Grupo Financiero Inbursa SAB de CV, Class O(a)(b)	17,001,642	12,437,005
Grupo Herdez SAB de CV(b)	2,363,000	4,032,626
Grupo Mexico SAB de CV, Series B	23,311,020	62,202,484
Grupo Televisa SAB, CPO(a)(b)	17,986,856	22,206,198
Industrias Penoles SAB de CV(b)	1,063,595	17,740,353
Infraestructura Energetica Nova SAB de CV	3,927,222	11,500,304
Kimberly-Clark de Mexico SAB de CV, Class A	11,314,575	18,176,938
La Comer SAB de CV(b)	4,500,596	6,810,735
Macquarie Mexico Real Estate Management SA de CV(a)(c)	6,985,100	8,116,197
Megacable Holdings SAB de CV, CPO	2,128,977	6,127,399
Orbia Advance Corp. SAB de CV(b)	7,790,883	12,516,104
PLA Administradora Industrial S. de RL de CV	6,413,949	8,287,786
Prologis Property Mexico SA de CV	3,715,758	7,375,150
Promotora y Operadora de Infraestructura SAB de CV(a)(b)	1,729,530	12,855,704
Qualitas Controladora SAB de CV	1,402,478	5,513,534
Regional SAB de CV(a)(b)	1,674,947	4,176,271
Telesites SAB de CV(a)(b)	11,276,195	8,511,502
Wal-Mart de Mexico SAB de CV	38,700,696	92,888,036

		882,097,365

25	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2020	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Pakistan — 0.1%
Engro Corp. Ltd./Pakistan	2,554,973	$4,597,486
Engro Fertilizers Ltd.	5,305,847	2,023,670
Fauji Fertilizer Co. Ltd.	5,152,640	3,360,221
Habib Bank Ltd.(a)	4,511,816	3,662,845
Hub Power Co. Ltd. (The)(a)	6,499,479	3,354,810
Lucky Cement Ltd.	1,099,154	4,076,211
MCB Bank Ltd.(a)	3,389,500	3,500,931
National Bank of Pakistan(a)	5,096,314	1,122,805
Oil & Gas Development Co. Ltd.	4,960,300	3,436,646
Pakistan Oilfields Ltd.	1,132,670	2,926,580
Pakistan Petroleum Ltd.	3,057,142	1,873,324
Pakistan State Oil Co. Ltd.	2,166,085	2,509,585
Searle Co. Ltd. (The)	1,044,775	1,643,632
United Bank Ltd./Pakistan(a)	4,002,500	3,016,405

		41,105,151

Peru — 0.2%
Cia. de Minas Buenaventura SAA, ADR	1,614,076	22,726,190
Credicorp Ltd.	506,946	66,146,314
Southern Copper Corp.	657,516	31,626,520

		120,499,024

Philippines — 0.7%
Aboitiz Equity Ventures Inc.	15,049,130	14,898,592
Aboitiz Power Corp.	10,510,900	5,777,364
Alliance Global Group Inc.(a)	30,577,700	3,897,498
Ayala Corp.	2,109,035	31,906,305
Ayala Land Inc.	58,945,340	35,013,423
Bank of the Philippine Islands	6,627,183	9,157,910
BDO Unibank Inc.	14,884,926	26,402,055
Bloomberry Resorts Corp.	32,407,000	4,090,561
Cebu Air Inc.(a)	2,310,410	1,698,796
Cosco Capital Inc.	25,855,200	2,564,989
D&L Industries Inc.(a)	25,696,300	2,437,929
DoubleDragon Properties Corp.(a)	6,412,900	1,983,985
Filinvest Land Inc.	88,596,000	1,717,650
Globe Telecom Inc.	250,665	10,794,855
GT Capital Holdings Inc.	738,510	6,092,688
International Container Terminal Services Inc.	7,716,300	16,710,560
JG Summit Holdings Inc.	22,082,943	29,286,031
Jollibee Foods Corp.	3,374,280	9,402,191
Manila Electric Co.	1,585,170	8,794,694
Manila Water Co. Inc.	9,306,800	2,760,272
Megaworld Corp.(a)	84,434,200	5,067,619
Metro Pacific Investments Corp.	106,847,800	7,404,529
Metropolitan Bank & Trust Co.	12,846,803	8,876,310
Petron Corp.	16,635,500	1,043,043
Pilipinas Shell Petroleum Corp.(a)	2,001,100	730,524
PLDT Inc.	653,235	19,926,463
Puregold Price Club Inc.	6,165,560	6,866,871
Robinsons Land Corp.	17,452,913	5,262,691
Security Bank Corp.	1,800,740	3,602,594
Semirara Mining & Power Corp.	7,532,600	1,463,485
SM Investments Corp.	1,816,487	31,845,188
SM Prime Holdings Inc.	76,419,496	46,023,498
Universal Robina Corp.	6,718,260	19,094,075
Vista Land & Lifescapes Inc.	39,486,800	2,459,526
Wilcon Depot Inc.	12,298,300	4,109,157

		389,163,921

Poland — 0.8%
Alior Bank SA(a)(b)	731,770	2,732,755

Security	Shares	Value

Poland (continued)
AmRest Holdings SE(a)	541,705	$3,086,133
Asseco Poland SA	454,443	8,795,152
Bank Millennium SA(a)	4,729,318	3,898,395
Bank Polska Kasa Opieki SA(a)	1,373,379	19,579,322
Budimex SA	98,097	6,270,528
CCC SA(a)(b)	286,545	4,494,364
CD Projekt SA(a)	513,657	61,397,172
Ciech SA(a)	236,537	2,024,577
Cyfrowy Polsat SA(a)	2,011,045	15,765,808
Dino Polska SA(a)(c)	380,923	23,217,452
Enea SA(a)	1,796,754	3,254,537
Eurocash SA(a)(b)	645,382	2,744,397
Famur SA(a)	1,757,904	927,697
Grupa Azoty SA(a)	352,313	2,583,369
Grupa Lotos SA	688,435	7,592,667
Jastrzebska Spolka Weglowa SA(a)(b)	405,577	1,736,268
KGHM Polska Miedz SA(a)	1,070,604	39,937,348
KRUK SA(a)(b)	138,750	5,578,669
LPP SA(a)	9,979	19,544,265
mBank SA(a)	114,521	5,871,911
Orange Polska SA(a)	4,998,897	9,845,043
PGE Polska Grupa Energetyczna SA(a)	6,233,597	10,259,764
PLAY Communications SA(c)	934,063	7,786,086
Polski Koncern Naftowy ORLEN SA	2,229,816	30,779,976
Polskie Gornictwo Naftowe i Gazownictwo SA	13,058,031	18,259,994
Powszechna Kasa Oszczednosci Bank Polski SA(a)	6,533,881	38,417,307
Powszechny Zaklad Ubezpieczen SA(a)	4,513,629	33,428,821
Santander Bank Polska SA(a)	259,568	10,719,372
Tauron Polska Energia SA(a)	8,259,429	5,691,578
TEN Square Games SA	32,247	4,966,419
Warsaw Stock Exchange	282,125	3,368,381

		414,555,527

Qatar — 0.8%
Al Meera Consumer Goods Co. QSC	924,251	5,025,811
Barwa Real Estate Co.	13,161,278	12,224,131
Commercial Bank PSQC (The)	15,018,721	16,987,820
Doha Bank QPSC(a)	11,569,453	7,513,450
Gulf International Services QSC(a)	8,669,035	3,871,264
Industries Qatar QSC	13,559,333	36,404,363
Masraf Al Rayan QSC	28,265,358	32,094,362
Medicare Group	1,362,699	2,788,477
Mesaieed Petrochemical Holding Co.	33,536,929	19,359,643
Ooredoo QPSC	6,117,231	10,995,192
Qatar Aluminum Manufacturing Co.	23,302,539	6,249,966
Qatar Electricity & Water Co. QSC	3,771,415	17,663,264
Qatar Fuel QSC	3,718,750	18,631,722
Qatar Insurance Co. SAQ	11,760,422	6,820,885
Qatar International Islamic Bank QSC	5,918,200	13,794,361
Qatar Islamic Bank SAQ	8,959,843	39,035,395
Qatar National Bank QPSC	34,103,556	167,151,534
Qatar National Cement Co. QSC	1,733,754	1,885,059
Qatar Navigation QSC	3,823,389	6,215,285
United Development Co. QSC	15,114,819	5,107,554
Vodafone Qatar QSC	15,581,353	5,511,280

		435,330,818

Russia — 2.9%
Aeroflot PJSC(a)	5,045,657	5,504,057
Alrosa PJSC	19,711,170	17,470,325
Credit Bank of Moscow PJSC(a)	97,794,631	8,096,009

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	26

Consolidated Schedule of Investments (continued) August 31, 2020	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Russia (continued)
Detsky Mir PJSC(c)	5,126,026	$8,051,257
Gazprom PJSC	83,176,620	202,937,044
Gazprom PJSC, ADR	2,690,871	13,093,778
Inter RAO UES PJSC	287,937,505	20,214,147
LSR Group PJSC, GDR(f)	2,188,219	4,551,496
LUKOIL PJSC	3,130,169	210,028,398
Magnit PJSC, GDR(f)	2,687,165	39,420,711
Magnitogorsk Iron & Steel Works PJSC	18,397,095	9,326,379
Mechel PJSC, ADR(a)	930,005	1,571,708
MMC Norilsk Nickel PJSC	478,645	124,393,620
Mobile TeleSystems PJSC, ADR	3,462,279	32,268,440
Moscow Exchange MICEX-RTS PJSC	10,517,311	19,402,969
Novatek PJSC, GDR(f)	685,163	101,472,640
Novolipetsk Steel PJSC	9,534,618	19,856,855
OGK-2 PJSC	245,755,000	2,468,477
PhosAgro PJSC, GDR, Registered Shares(f)	1,023,075	12,195,054
Polymetal International PLC	1,583,024	42,273,444
Polyus PJSC	253,327	61,533,946
Rosneft Oil Co. PJSC	2,771,320	13,912,600
Rosneft Oil Co. PJSC, GDR(f)	6,044,504	30,706,080
Rostelecom PJSC	6,634,371	8,670,197
Sberbank of Russia PJSC(a)	81,409,510	247,292,818
Severstal PAO	1,680,923	21,086,809
Sistema PJSFC, GDR(f)	1,348,055	7,737,836
Surgutneftegas PJSC	54,619,532	26,933,454
Tatneft PJSC	10,677,025	78,487,770
Unipro PJSC	119,997,082	4,359,516
VTB Bank PJSC(a)	8,431,310,000	3,990,239
VTB Bank PJSC, GDR(a)(f)	9,452,776	8,639,837
X5 Retail Group NV, GDR(f)	929,342	33,455,767
Yandex NV, Class A(a)	1,715,138	119,597,813

		1,561,001,490

Saudi Arabia — 2.7%
Abdullah Al Othaim Markets Co.	355,082	11,815,711
Advanced Petrochemical Co.	815,005	11,973,703
Al Hammadi Co. for Development and Investment(a)	534,601	3,784,521
Al Rajhi Bank	9,229,064	159,705,170
Aldrees Petroleum and Transport Services Co.	277,177	4,855,558
Alinma Bank(a)	7,418,723	30,660,376
Almarai Co. JSC	1,843,247	26,392,130
Arab National Bank	4,636,589	25,665,077
Arabian Cement Co./Saudi Arabia	481,823	3,905,510
Arriyadh Development Co.	1,045,998	4,601,839
Bank AlBilad	3,031,757	19,417,084
Bank Al-Jazira	3,217,415	11,203,839
Banque Saudi Fransi	4,488,335	38,236,026
Bupa Arabia for Cooperative Insurance Co.(a)	485,016	16,035,938
City Cement Co.(a)	1,178,439	5,674,681
Co for Cooperative Insurance (The)(a)	506,039	10,659,276
Dallah Healthcare Co.	266,538	4,036,678
Dar Al Arkan Real Estate Development Co.(a)	4,076,444	8,814,932
Eastern Province Cement Co.	464,667	4,342,566
Emaar Economic City(a)	3,646,028	7,845,311
Etihad Etisalat Co.(a)	2,960,517	21,155,290
Fawaz Abdulaziz Al Hokair & Co.(a)	681,888	4,054,474
Herfy Food Services Co.	315,158	4,327,651
Jarir Marketing Co.	437,663	19,068,148
Leejam Sports Co. JSC	256,335	4,839,024
Mobile Telecommunications Co.(a)	2,339,474	7,285,807
Mouwasat Medical Services Co.	384,495	12,281,860

Security	Shares	Value

Saudi Arabia (continued)
National Agriculture Development Co. (The)(a)	519,123	$4,443,160
National Commercial Bank(a)	10,960,427	108,714,390
National Industrialization Co.(a)	2,735,518	8,621,318
National Medical Care Co.	192,548	2,721,019
Qassim Cement Co. (The)	386,883	7,035,268
Rabigh Refining & Petrochemical Co.(a)	1,866,441	7,106,555
Riyad Bank	10,141,160	51,862,430
Sahara International Petrochemical Co.	2,763,646	11,731,191
Samba Financial Group	7,426,009	54,549,867
Saudi Airlines Catering Co.	357,073	7,626,164
Saudi Arabian Fertilizer Co.	1,484,847	32,821,079
Saudi Arabian Mining Co.(a)	3,240,027	34,037,799
Saudi Arabian Oil Co.(c)	16,164,008	153,216,410
Saudi Basic Industries Corp.	6,738,717	158,116,252
Saudi British Bank (The)	5,450,357	39,019,874
Saudi Cement Co.	557,101	8,362,939
Saudi Electricity Co.	6,208,425	26,353,671
Saudi Industrial Investment Group	1,757,880	10,264,787
Saudi Kayan Petrochemical Co.(a)	5,702,915	13,807,001
Saudi Pharmaceutical Industries & Medical Appliances Corp.	686,932	6,547,966
Saudi Research & Marketing Group(a)	320,261	6,079,959
Saudi Telecom Co.	4,494,451	115,044,140
Saudia Dairy & Foodstuff Co.	145,245	7,164,560
Savola Group (The)	2,030,215	26,308,429
Seera Group Holding(a)	1,269,997	5,858,216
Southern Province Cement Co.	513,248	8,785,751
United Electronics Co.	284,097	5,363,108
United International Transportation Co.	467,089	4,240,659
Yamama Cement Co.	944,032	6,187,073
Yanbu Cement Co.	668,474	5,864,042
Yanbu National Petrochemical Co.	1,867,567	26,640,759

		1,447,134,016

South Africa — 3.4%
Absa Group Ltd.	5,303,925	24,185,241
Adcock Ingram Holdings Ltd.(a)	542,420	1,289,993
AECI Ltd.	948,389	4,706,887
African Rainbow Minerals Ltd.	900,281	11,311,138
Alexander Forbes Group Holdings Ltd.	6,046,249	1,177,754
Anglo American Platinum Ltd.	416,707	31,095,019
AngloGold Ashanti Ltd.	3,120,869	91,124,862
Aspen Pharmacare Holdings Ltd.(a)	2,934,166	23,532,215
Astral Foods Ltd.	315,113	2,479,053
Attacq Ltd.	5,667,922	1,321,525
AVI Ltd.	2,297,620	9,367,468
Barloworld Ltd.	1,488,500	5,254,175
Bid Corp. Ltd.	2,536,556	41,909,977
Bidvest Group Ltd. (The)	2,125,526	17,076,977
Brait SE(a)(b)	7,011,124	1,175,332
Capitec Bank Holdings Ltd.(b)	523,220	25,788,457
Clicks Group Ltd.	1,884,115	25,579,367
Coronation Fund Managers Ltd.	1,831,925	4,629,216
DataTec Ltd.	1,555,026	1,987,239
Dis-Chem Pharmacies Ltd.(c)	2,393,219	2,579,513
Discovery Ltd.(b)	3,021,714	21,587,430
DRDGOLD Ltd.	3,365,508	5,026,037
Equites Property Fund Ltd.	4,050,521	4,112,386
Exxaro Resources Ltd.	1,883,367	15,250,367
FirstRand Ltd.	35,603,436	79,544,901
Fortress REIT Ltd., Series A	9,741,540	7,245,239

27	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2020	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

South Africa (continued)
Foschini Group Ltd. (The)(b)	2,445,942	$11,026,140
Gold Fields Ltd.	6,623,367	85,647,813
Growthpoint Properties Ltd.	23,385,735	16,854,708
Harmony Gold Mining Co. Ltd.(a)	4,097,741	26,754,291
Impala Platinum Holdings Ltd.	6,062,349	55,956,291
Imperial Logistics Ltd.(a)	1,304,693	2,670,034
Investec Ltd.	2,250,020	4,175,644
JSE Ltd.	699,886	4,899,667
KAP Industrial Holdings Ltd.(a)	21,623,234	3,510,006
Kumba Iron Ore Ltd.	487,239	15,271,831
Liberty Holdings Ltd.	967,558	3,455,880
Life Healthcare Group Holdings Ltd.	9,556,757	9,330,407
Massmart Holdings Ltd.(a)(b)	875,118	1,408,144
Momentum Metropolitan Holdings	7,044,000	6,303,374
Motus Holdings Ltd.(a)	1,226,799	2,000,100
Mr. Price Group Ltd.	1,888,237	12,915,747
MTN Group Ltd.	12,717,389	45,843,781
MultiChoice Group Ltd.(a)	3,288,900	18,809,800
Naspers Ltd., Class N	3,266,345	596,295,344
Nedbank Group Ltd.	2,745,252	15,554,740
NEPI Rockcastle PLC	2,983,833	13,965,210
Netcare Ltd.	8,683,474	6,407,049
Ninety One Ltd.(a)	1,144,241	3,121,102
Northam Platinum Ltd.(a)	2,799,812	26,450,817
Oceana Group Ltd.	762,020	2,830,151
Old Mutual Ltd.	35,243,397	23,278,897
Pepkor Holdings Ltd.(c)	5,932,680	3,396,857
Pick n Pay Stores Ltd.	2,540,567	6,257,972
PSG Group Ltd.	1,216,817	3,232,156
Rand Merchant Investment Holdings Ltd.	5,969,295	10,595,245
Redefine Properties Ltd.	41,826,938	6,098,283
Reinet Investments SCA	1,122,928	21,417,575
Remgro Ltd.	3,845,347	19,956,196
Resilient REIT Ltd.	2,613,709	6,041,635
Reunert Ltd.	1,394,928	2,568,981
Royal Bafokeng Platinum Ltd.(a)(b)	1,194,205	4,550,192
Sanlam Ltd.	13,546,743	43,963,694
Sappi Ltd.(a)	4,183,895	5,504,849
Sasol Ltd.(a)(b)	4,236,121	34,649,113
Shoprite Holdings Ltd.	3,722,696	24,281,438
Sibanye Stillwater Ltd.(a)	17,322,934	52,445,557
SPAR Group Ltd. (The)	1,391,977	13,282,786
Standard Bank Group Ltd.	9,602,487	59,849,574
Steinhoff International Holdings NV(a)(b)	34,367,227	1,886,609
Super Group Ltd./South Africa(a)	3,067,828	3,266,797
Telkom SA SOC Ltd.	2,358,054	3,159,615
Tiger Brands Ltd.	1,187,537	12,086,889
Transaction Capital Ltd.	1,851,689	1,963,039
Truworths International Ltd.(b)	3,275,827	5,878,264
Vodacom Group Ltd.	4,805,537	36,271,469
Vukile Property Fund Ltd.	6,047,693	1,777,762
Wilson Bayly Holmes-Ovcon Ltd.	468,681	3,065,567
Woolworths Holdings Ltd.	7,075,343	13,276,774
Zeder Investments Ltd.(b)	10,534,819	1,492,426

		1,877,292,050

South Korea — 11.5%
ABLBio Inc.(a)	220,815	6,598,983
Advanced Process Systems Corp.	86,308	1,627,493
Aekyung Industrial Co. Ltd.	75,586	1,390,314
AfreecaTV Co. Ltd.	64,474	3,147,986

Security	Shares	Value

South Korea (continued)
Ahnlab Inc.(b)	54,255	$2,932,209
AK Holdings Inc.	46,307	643,207
Alteogen Inc.(a)	140,546	24,727,767
Amicogen Inc.(a)	129,367	4,497,733
Amorepacific Corp.(b)	239,366	33,852,587
AMOREPACIFIC Group	209,712	9,003,546
Ananti Inc.(a)	417,511	3,198,375
Anterogen Co. Ltd.(a)	51,007	2,584,916
Aprogen KIC Inc.(a)(b)	783,255	2,020,942
Asiana Airlines Inc.(a)	1,018,376	3,699,211
BGF retail Co. Ltd.	58,055	6,231,175
BH Co. Ltd.(a)(b)	177,630	3,035,516
Binex Co. Ltd.(a)(b)	227,092	6,882,155
Binggrae Co. Ltd.(b)	42,536	2,084,010
BNK Financial Group Inc.	1,812,459	7,750,898
Boditech Med Inc.(b)	121,896	2,806,512
Boryung Pharmaceutical Co. Ltd.	168,046	2,291,729
Bukwang Pharmaceutical Co. Ltd.	250,271	7,963,839
Cafe24 Corp.(a)	54,732	3,358,837
Cellivery Therapeutics Inc.(a)	49,542	9,959,281
Celltrion Healthcare Co. Ltd.(a)(b)	513,684	43,286,277
Celltrion Inc.(a)(b)	708,557	177,154,162
Celltrion Pharm Inc.(a)(b)	125,472	11,734,943
Chabiotech Co. Ltd.(a)	317,110	5,806,164
Cheil Worldwide Inc.	473,373	7,272,546
Chong Kun Dang Pharmaceutical Corp.	50,500	8,247,327
Chongkundang Holdings Corp.	21,403	2,180,119
Chunbo Co. Ltd.	33,633	4,654,655
CJ CGV Co. Ltd.(a)	170,493	3,157,544
CJ CheilJedang Corp.	61,825	21,182,570
CJ Corp.	112,346	7,660,599
CJ ENM Co. Ltd.	74,641	7,458,445
CJ Logistics Corp.(a)	65,302	8,328,355
CMG Pharmaceutical Co. Ltd.(a)	896,526	3,388,671
Com2uSCorp.	74,073	6,927,780
Cosmax Inc.	57,264	4,917,020
Coway Co. Ltd.(a)	361,799	24,304,706
CrystalGenomics Inc.(a)(b)	287,408	4,911,510
Cuckoo Holdings Co. Ltd.	15,421	1,185,232
Cuckoo Homesys Co. Ltd.	61,825	2,227,553
Daea TI Co. Ltd.	485,008	2,482,405
Daeduck Co. Ltd.	125,661	650,573
Daeduck Electronics Co. Ltd./New(a)	282,326	2,602,466
Daekyo Co. Ltd.(b)	330,351	1,102,653
Daelim Industrial Co. Ltd.	198,049	14,488,137
Daesang Corp.	159,509	3,880,638
Daewoo Engineering & Construction Co. Ltd.(a)	1,351,019	3,349,399
Daewoo Shipbuilding & Marine Engineering Co. Ltd.(a)	286,705	5,346,002
Daewoong Co. Ltd.	192,568	5,795,358
Daewoong Pharmaceutical Co. Ltd.	37,735	3,684,872
Daishin Securities Co. Ltd.	322,190	2,780,072
Daou Technology Inc.(b)	197,007	3,225,681
DB HiTek Co. Ltd.	286,180	8,564,441
DB Insurance Co. Ltd.	370,552	13,616,125
Dentium Co. Ltd.(a)	57,850	1,823,792
DGB Financial Group Inc.	1,215,660	5,413,622
DIO Corp.(a)	82,962	1,794,868
Dong-A Socio Holdings Co. Ltd.	34,013	3,106,668
Dong-A ST Co. Ltd.	42,163	3,357,707

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	28

Consolidated Schedule of Investments (continued) August 31, 2020	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea (continued)
Dongjin Semichem Co. Ltd.	266,853	$7,458,136
DongKook Pharmaceutical Co. Ltd.(d)	44,480	5,657,823
Dongkuk Steel Mill Co. Ltd.(a)	507,095	2,633,872
Dongsuh Cos. Inc.(b)	231,349	4,975,980
Dongsung Pharmaceutical Co. Ltd.(a)	162,255	1,693,713
Dongwon F&B Co. Ltd.	9,388	1,398,835
Dongwon Industries Co. Ltd.	11,799	2,210,016
Doosan Bobcat Inc.	373,387	8,266,755
Doosan Heavy Industries & Construction Co. Ltd.(a)(b)	997,664	13,521,669
Doosan Infracore Co. Ltd.(a)(b)	1,044,306	7,068,120
Doosan Solus Co. Ltd.(a)	91,453	3,079,485
DoubleUGames Co. Ltd.(b)	74,658	4,594,242
Douzone Bizon Co. Ltd.	149,750	12,732,343
Duk San Neolux Co. Ltd.(a)	92,347	2,596,506
Echo Marketing Inc.	113,936	2,824,661
Ecopro BM Co. Ltd.	72,911	9,513,600
Ecopro Co. Ltd.	158,175	6,271,607
E-MART Inc.	136,017	13,740,247
Enzychem Lifesciences Corp.(a)(b)	54,968	6,436,610
Eo Technics Co Ltd.(b)	68,499	6,475,661
Eone Diagnomics Genome Center Co. Ltd.(a)	150,758	1,967,126
Eugene Corp.	401,049	1,347,071
Eutilex Co. Ltd.(a)	54,286	1,672,588
F&F Co. Ltd.(b)	53,125	4,315,652
Feelux Co. Ltd.(a)(b)	507,435	1,524,996
Fila Holdings Corp.	366,107	10,694,430
Foosung Co. Ltd.	419,138	2,910,926
GemVax & Kael Co. Ltd.(a)(b)	260,710	4,872,264
Geneone Life Science Inc.(a)	304,352	7,353,230
Genexine Co. Ltd.(a)	121,809	18,436,954
Grand Korea Leisure Co. Ltd.	262,881	2,622,392
Green Cross Cell Corp.	53,485	2,039,625
Green Cross Corp./South Korea	44,151	9,867,910
Green Cross Holdings Corp.	176,507	4,086,154
Green Cross LabCell Corp.	46,613	2,264,138
GS Engineering & Construction Corp.(b)	404,160	8,403,697
GS Holdings Corp.	342,226	9,363,031
GS Home Shopping Inc.	22,914	2,256,872
GS Retail Co. Ltd.	198,949	5,518,452
G-treeBNT Co. Ltd.(a)(b)	186,826	4,710,362
Halla Holdings Corp.	64,643	1,477,445
Hana Financial Group Inc.	2,213,460	52,546,150
Hana Tour Service Inc.	84,414	2,728,763
Hanall Biopharma Co. Ltd.(a)	246,934	7,182,061
Handok Inc.(b)	87,673	2,863,635
Handsome Co. Ltd.	109,581	2,901,189
Hanil Cement Co. Ltd./New	15,120	1,005,539
Hanjin Transportation Co. Ltd.(b)	56,378	2,081,131
Hankook Shell Oil Co. Ltd.(b)	5,733	1,136,562
Hankook Technology Group Co. Ltd.	199,531	2,586,731
Hankook Tire & Technology Co. Ltd.	507,209	12,595,897
Hanmi Pharm Co. Ltd.	47,713	12,310,830
Hanon Systems	1,341,435	14,567,313
Hansae Co. Ltd.	148,487	2,174,993
Hansol Chemical Co. Ltd.(b)	71,069	9,662,129
Hanssem Co. Ltd.(b)	80,659	6,606,718
Hanwha Aerospace Co. Ltd.(a)	297,434	6,459,969
Hanwha Corp.	309,704	7,169,678
Hanwha Investment & Securities Co. Ltd.(a)	1,250,353	1,894,634

Security	Shares	Value

South Korea (continued)
Hanwha Life Insurance Co. Ltd.	2,306,471	$2,970,705
Hanwha Solutions Corp.	798,353	26,849,232
Hanwha Systems Co. Ltd.	249,845	2,292,542
Harim Holdings Co. Ltd.	304,069	1,666,377
HDC Holdings Co. Ltd.	281,444	2,665,414
HDC Hyundai Development Co-Engineering & Construction, Class E	290,462	5,623,896
Helixmith Co. Ltd.(a)(b)	180,786	7,495,337
HFR Inc.(a)	73,123	2,243,735
Hite Jinro Co. Ltd.	245,951	7,640,030
HLB Inc.(a)(b)	335,959	24,548,566
HLB Life Science Co. Ltd.(a)(b)	325,621	4,947,773
HMM Co. Ltd.(a)	1,907,288	9,248,235
Hotel Shilla Co. Ltd.	230,141	13,619,759
HS Industries Co. Ltd.(b)	316,590	1,836,270
Huchems Fine Chemical Corp.	138,711	2,107,697
Hugel Inc.(a)	49,155	6,778,002
Huons Co. Ltd.	52,763	3,215,794
Huons Global Co. Ltd.	60,385	1,733,419
Hwaseung Enterprise Co. Ltd.	139,702	1,370,089
Hyosung Advanced Materials Corp.(a)	22,511	2,577,234
Hyosung Chemical Corp.	15,768	1,319,420
Hyosung Corp.	76,274	4,302,010
Hyosung TNC Co. Ltd.	19,124	1,579,312
Hyundai Bioscience Co. Ltd.(a)	259,856	2,482,840
Hyundai Construction Equipment Co. Ltd.(a)	97,544	1,794,205
Hyundai Department Store Co. Ltd.	95,679	4,325,248
Hyundai Electric & Energy System Co. Ltd.(a)	179,424	1,774,755
Hyundai Elevator Co. Ltd.(b)	197,758	6,833,880
Hyundai Engineering & Construction Co. Ltd.	561,034	15,231,372
Hyundai Glovis Co. Ltd.	138,464	16,959,771
Hyundai Greenfood Co. Ltd.	341,571	2,081,803
Hyundai Heavy Industries Holdings Co. Ltd.	65,856	12,529,216
Hyundai Home Shopping Network Corp.	43,790	2,407,178
Hyundai Marine & Fire Insurance Co. Ltd.	460,119	8,560,173
Hyundai Mipo Dockyard Co. Ltd.	179,110	4,636,445
Hyundai Mobis Co. Ltd.(a)	495,557	93,446,223
Hyundai Motor Co.(a)	1,124,139	167,026,293
Hyundai Rotem Co. Ltd.(a)(b)	347,607	4,433,240
Hyundai Steel Co.	625,510	13,216,854
Hyundai Wia Corp.(b)	128,726	4,513,375
Il Dong Pharmaceutical Co. Ltd.(a)	142,603	2,214,854
Iljin Materials Co. Ltd.(b)	171,897	7,213,625
Ilyang Pharmaceutical Co. Ltd.	105,064	7,199,436
Industrial Bank of Korea	1,650,688	11,241,742
Innocean Worldwide Inc.	70,421	3,260,506
Innox Advanced Materials Co. Ltd.(a)	51,621	2,198,857
iNtRON Biotechnology Inc.(a)	215,066	3,077,803
IS Dongseo Co. Ltd.	123,957	4,648,779
ITM Semiconductor Co. Ltd.(a)	57,162	2,766,912
JB Financial Group Co. Ltd.	839,450	3,031,602
Jcontentree Corp.(a)	46,860	1,071,007
Jeil Pharmaceutical Co. Ltd.	41,941	1,952,468
Jejuair Co. Ltd.(a)	125,310	1,466,293
JW Holdings Corp.	370,489	1,606,211
JW Pharmaceutical Corp.	114,874	3,689,236
JYP Entertainment Corp.	198,873	5,834,434
Kakao Corp.	426,040	145,970,435
Kangwon Land Inc.	796,627	13,848,260
KB Financial Group Inc.	2,926,173	90,773,192

29	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2020	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea (continued)
KCC Corp.	36,218	$4,253,229
KEPCO Engineering & Construction Co. Inc.	112,145	1,538,819
KEPCO Plant Service & Engineering Co. Ltd.	172,663	4,040,771
Kginicis Co. Ltd.	154,816	3,056,179
Kia Motors Corp.	1,970,030	70,399,675
KISWIRE Ltd.	94,753	1,132,665
KIWOOM Securities Co. Ltd.(b)	89,284	8,192,572
KMW Co. Ltd.(a)(b)	198,123	12,742,316
Koentec Co. Ltd.	160,446	1,318,253
Koh Young Technology Inc.(b)	83,700	6,341,443
Kolmar BNH Co. Ltd.	64,908	3,633,624
Kolmar Korea Co. Ltd.	105,981	4,086,143
Kolmar Korea Holdings Co. Ltd.	71,263	1,664,743
Kolon Industries Inc.	131,291	3,536,756
Komipharm International Co. Ltd.(a)(b)	295,327	3,841,066
Korea Aerospace Industries Ltd.	570,412	10,780,158
Korea Electric Power Corp.(a)	1,888,816	32,595,949
Korea Gas Corp.	209,154	4,155,261
Korea Investment Holdings Co. Ltd.	306,320	15,704,090
Korea Line Corp.(a)	114,469	1,551,436
Korea Petrochemical Ind. Co Ltd.	24,250	2,408,873
Korea REIT & Trust Co. Ltd.	1,597,608	2,279,607
Korea Shipbuilding & Offshore Engineering Co. Ltd.(a)	288,765	20,954,241
Korea Zinc Co. Ltd.	62,188	20,861,956
Korean Air Lines Co. Ltd.(a)	590,868	8,779,207
Korean Reinsurance Co.	685,045	4,232,873
KT Skylife Co. Ltd.	199,579	1,431,445
KT&G Corp.	859,552	60,130,290
Kuk-Il Paper Manufacturing Co. Ltd.(a)(b)	707,366	2,971,425
Kumho Petrochemical Co. Ltd.	132,939	11,247,049
Kumho Tire Co. Inc.(a)(b)	720,083	2,212,562
Kwang Dong Pharmaceutical Co. Ltd.	321,352	2,610,528
Kyung Dong Navien Co. Ltd.	61,800	2,694,873
L&C Bio Co. Ltd.	36,252	4,025,287
L&F Co. Ltd.	136,448	4,824,325
LEENO Industrial Inc.	77,130	8,246,073
LegoChem Biosciences Inc.(a)(b)	131,452	5,975,594
LEMON Co. Ltd./Korea(a)	98,849	1,518,642
LF Corp.	151,068	1,627,806
LG Chem Ltd.	344,684	214,720,229
LG Corp.	716,395	49,874,456
LG Display Co. Ltd.(a)(b)	1,698,539	20,876,058
LG Electronics Inc.(b)	788,029	55,856,589
LG Hausys Ltd.	50,721	2,476,486
LG Household & Health Care Ltd.(b)	69,776	86,522,475
LG Innotek Co. Ltd.	105,392	12,864,585
LG International Corp.	230,134	2,915,664
LG Uplus Corp.	1,512,590	15,216,307
LIG Nex1 Co. Ltd.	105,430	2,769,102
Lock&Lock Co. Ltd.(a)	178,489	1,630,277
Lotte Chemical Corp.	124,023	19,784,795
Lotte Chilsung Beverage Co. Ltd.	28,942	2,292,653
Lotte Confectionery Co. Ltd.	12,807	1,078,121
Lotte Corp.	199,462	5,037,343
LOTTE Fine Chemical Co. Ltd.	141,378	5,319,974
Lotte Food Co. Ltd.	3,446	881,879
LOTTE Himart Co. Ltd.	78,396	1,983,163
LOTTE Reit Co. Ltd.	727,979	3,113,169
Lotte Shopping Co. Ltd.	77,364	4,949,629

Security	Shares	Value

South Korea (continued)
Lotte Tour Development Co. Ltd.(a)(b)	258,623	$4,114,803
LS Corp.	131,916	5,025,001
LS Electric Co. Ltd.	121,899	5,551,592
Maeil Dairies Co. Ltd.	32,528	1,862,029
Mando Corp.(b)	243,669	6,440,952
Mcnex Co. Ltd.	103,105	2,916,346
Medipost Co. Ltd.(a)(b)	136,267	3,297,985
MedPacto Inc.(a)	84,338	7,525,741
Medy-Tox Inc.	34,105	7,168,969
MegaStudyEdu Co. Ltd.	66,966	1,849,049
Meritz Financial Group Inc.	314,320	2,442,271
Meritz Fire & Marine Insurance Co. Ltd.	392,944	4,217,557
Meritz Securities Co. Ltd.	1,884,113	5,083,410
Mezzion Pharma Co. Ltd.(a)(b)	51,221	7,338,845
Mirae Asset Daewoo Co. Ltd.	2,165,647	16,954,724
Mirae Asset Life Insurance Co. Ltd.	582,828	1,839,890
Namhae Chemical Corp.(b)	225,906	1,565,120
Namsun Aluminum Co. Ltd.(a)(b)	535,363	2,334,523
Naturecell Co. Ltd.(a)(b)	378,220	3,390,894
NAVER Corp.	927,927	251,920,580
NCSoft Corp.	124,121	86,202,395
NEPES Corp.	131,524	3,238,553
Netmarble Corp.(a)(b)(c)	160,874	22,548,633
Nexen Tire Corp.	241,755	1,031,819
NH Investment & Securities Co. Ltd.	745,941	5,626,426
NHN Corp.(a)	79,211	4,861,084
NHN KCP Corp.	107,694	6,518,393
NICE Holdings Co. Ltd.	188,111	2,977,091
NICE Information Service Co. Ltd.	279,145	4,229,826
NKMax Co. Ltd.(a)	260,357	3,473,911
Nong Shim Holdings Co. Ltd.	25,367	1,674,192
NongShim Co. Ltd.	21,963	6,646,770
OCI Co. Ltd.(a)	144,867	7,890,306
OptoElectronics Solutions Co. Ltd.	62,838	3,470,135
Orion Corp./Republic of Korea	177,351	20,976,358
Orion Holdings Corp.	170,686	1,882,302
Oscotec Inc.(a)	175,444	4,851,701
Osstem Implant Co. Ltd.(a)(b)	86,264	2,694,161
Ottogi Corp.	9,495	4,811,844
Pan Ocean Co. Ltd.(a)	2,105,923	6,018,696
Paradise Co. Ltd.(b)	393,598	4,406,813
Partron Co. Ltd.(b)	296,664	2,547,330
Pearl Abyss Corp.(a)(b)	44,891	6,877,820
PHARMA RESEARCH PRODUCTS Co. Ltd.	36,163	2,115,774
Pharmicell Co. Ltd.(a)(b)	439,511	8,287,774
PI Advanced Materials Co. Ltd.	120,983	2,907,707
Poongsan Corp.	168,481	3,283,387
POSCO	543,857	84,469,750
POSCO Chemical Co. Ltd.	162,544	12,178,143
Posco ICT Co. Ltd.	686,175	2,509,833
Posco International Corp.	374,653	4,289,318
RFHIC Corp.(b)	111,657	3,689,315
S&T Motiv Co. Ltd.	72,613	3,361,996
S-1 Corp.	121,045	8,885,532
Sam Chun Dang Pharm Co. Ltd.	105,842	5,221,265
Samjin Pharmaceutical Co. Ltd.(b)	106,580	2,619,864
Samsung Biologics Co. Ltd.(a)(b)(c)	124,900	81,801,667
Samsung C&T Corp.	632,732	57,525,933
Samsung Card Co. Ltd.	201,012	4,864,968
Samsung Electro-Mechanics Co. Ltd.(b)	415,475	43,544,606

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	30

Consolidated Schedule of Investments (continued) August 31, 2020	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea (continued)
Samsung Electronics Co. Ltd.	35,780,440	$1,626,520,549
Samsung Engineering Co. Ltd.(a)(b)	1,136,292	10,809,074
Samsung Fire & Marine Insurance Co. Ltd.	230,112	36,224,383
Samsung Heavy Industries Co. Ltd.(a)(b)	3,497,844	15,193,935
Samsung Life Insurance Co. Ltd.	518,408	26,708,115
Samsung SDI Co. Ltd.	413,468	157,500,017
Samsung SDS Co. Ltd.	257,057	34,082,395
Samsung Securities Co. Ltd.	431,589	10,954,128
Samwha Capacitor Co. Ltd.	65,731	2,993,558
Samyang Corp.	29,424	1,652,143
Samyang Foods Co. Ltd.(b)	28,220	2,530,036
Samyang Holdings Corp.	38,326	2,077,780
Sangsangin Co. Ltd.(b)	253,936	1,280,475
Seah Besteel Corp.	129,599	1,066,991
Sebang Global Battery Co. Ltd.	69,250	1,591,485
Seegene Inc.	139,603	30,907,980
Seobu T&D(a)	289,875	1,598,351
Seojin System Co. Ltd.	97,125	4,145,330
Seoul Semiconductor Co. Ltd.	287,964	3,951,354
SFA Engineering Corp.	134,587	3,755,837
SFA Semicon Co. Ltd.(a)	672,773	2,826,111
Shin Poong Pharmaceutical Co. Ltd.(a)	220,823	25,374,476
Shinhan Financial Group Co. Ltd.	3,377,762	84,308,985
Shinsegae Inc.	52,823	9,026,912
Shinsegae International Inc.(b)	22,178	2,529,774
Silicon Works Co. Ltd.	85,589	3,249,486
SillaJen Inc.(a)(b)(d)	540,819	4,957,925
SK Chemicals Co. Ltd.	58,029	19,222,503
SK D&D Co. Ltd.	68,730	2,392,445
SK Discovery Co. Ltd.	85,193	5,550,920
SK Gas Ltd.	29,503	2,339,576
SK Holdings Co. Ltd.	264,487	47,647,292
SK Hynix Inc.	4,076,590	257,725,321
SK Innovation Co. Ltd.	413,938	50,526,989
SK Materials Co. Ltd.(b)	34,697	7,202,862
SK Networks Co. Ltd.	1,107,040	4,836,718
SK Telecom Co. Ltd.	288,410	60,211,870
SKC Co. Ltd.	160,360	12,486,994
SL Corp.(b)	111,998	1,136,102
SM Entertainment Co. Ltd.(a)	148,906	4,312,119
S-Oil Corp.	320,490	15,243,442
Songwon Industrial Co. Ltd.	120,354	1,241,128
Soulbrain Co. Ltd./New(a)	31,363	5,723,965
Soulbrain Holdings Co. Ltd.	39,705	1,554,241
SPC Samlip Co. Ltd.	20,078	1,042,859
ST Pharm Co. Ltd.(a)	75,018	4,092,235
STCUBE(a)(b)	224,805	1,706,996
Taekwang Industrial Co. Ltd.	3,327	1,848,489
Taeyoung Engineering & Construction Co. Ltd.	313,123	5,693,625
Telcon RF Pharmaceutical Inc.(a)(b)	586,538	2,715,682
Tera Resource Co. Ltd.(a)(d)	49,111	0	(e)
TES Co. Ltd./Korea	106,154	1,907,895
Theragen Etex Co. Ltd.(a)(b)	224,303	2,152,584
Tokai Carbon Korea Co. Ltd.	42,415	3,881,228
Tongyang Inc.(b)	1,133,985	1,107,351
Tongyang Life Insurance Co. Ltd.	487,076	1,221,893
Toptec Co. Ltd.(b)	176,180	2,447,150
Ubiquoss Holdings Inc.(b)	68,815	1,613,349
Value Added Technology Co. Ltd.	82,491	1,486,074
Vieworks Co. Ltd.	67,558	1,856,864

Security	Shares	Value

South Korea (continued)
Webzen Inc.(a)	146,192	$4,239,679
Wemade Co. Ltd.(b)	81,355	2,455,238
Wonik Holdings Co. Ltd.(a)	351,637	1,271,387
WONIK IPS Co. Ltd.(a)	224,463	6,046,650
Woori Financial Group Inc.	4,154,961	29,590,849
Woori Investment Bank Co. Ltd.(a)(b)	2,698,186	1,222,009
YG Entertainment Inc.(a)	87,742	3,445,715
Youlchon Chemical Co. Ltd.(b)	102,903	1,338,371
Youngone Corp.	168,120	4,443,950
Youngone Holdings Co. Ltd.	50,564	1,525,987
Yuanta Securities Korea Co. Ltd.(a)	937,178	2,382,589
Yuhan Corp.	355,726	20,063,677
Yungjin Pharmaceutical Co. Ltd.(a)	772,091	4,432,747
Yuyang DNU Co. Ltd.(a)(b)(d)	557,962	515,736
Zinus Inc.	65,554	4,657,595

		6,281,812,322

Taiwan — 13.2%
AcBel Polytech Inc.(b)	5,260,000	4,634,085
Accton Technology Corp.(b)	3,836,000	30,592,301
Acer Inc.(a)	21,224,872	16,890,778
A-DATA Technology Co. Ltd.(b)	1,741,820	3,086,912
Advanced Ceramic X Corp.(b)	371,000	4,691,001
Advanced Wireless Semiconductor Co.(b)	1,124,000	3,305,939
Advantech Co. Ltd.(b)	2,901,111	30,008,254
Airtac International Group	951,880	21,119,366
Alchip Technologies Ltd.(b)	460,000	8,262,018
AmTRAN Technology Co. Ltd.(a)(b)	7,362,000	2,647,073
Arcadyan Technology Corp.(b)	1,113,391	3,491,027
Ardentec Corp.(b)	3,599,546	4,017,693
ASE Technology Holding Co. Ltd.(b)	24,581,222	51,271,093
Asia Cement Corp.(b)	16,028,050	23,215,995
Asia Optical Co. Inc.(b)	1,842,000	4,143,346
Asia Pacific Telecom Co. Ltd.(a)	14,437,173	3,650,932
Asia Vital Components Co. Ltd.(b)	2,247,000	5,375,983
ASMedia Technology Inc.	210,000	12,632,278
ASPEED Technology Inc.(b)	182,000	7,443,382
ASROCK Inc.(b)	402,000	2,726,445
Asustek Computer Inc.	5,155,000	42,692,603
AU Optronics Corp.(a)(b)	63,509,000	22,618,784
AURAS Technology Co. Ltd.(b)	517,000	3,911,661
Bank of Kaohsiung Co. Ltd.(b)	21,082,837	7,257,184
BES Engineering Corp.(b)	13,987,000	3,894,613
Bizlink Holding Inc.(b)	964,926	8,122,854
Brighton-Best International Taiwan Inc.(a)(b)	3,920,000	3,440,179
Capital Securities Corp.(b)	17,472,050	6,550,195
Career Technology MFG. Co. Ltd.(b)	3,547,498	3,409,486
Casetek Holdings Ltd.	1,451,485	4,214,731
Catcher Technology Co. Ltd.(b)	5,123,000	35,007,123
Cathay Financial Holding Co. Ltd.	57,977,872	78,742,334
Cathay Real Estate Development Co. Ltd.(b)	5,626,900	3,739,569
Center Laboratories Inc.(a)(b)	2,451,070	6,707,937
Century Iron & Steel Industrial Co. Ltd.(b)	1,059,000	4,439,344
Chailease Holding Co. Ltd.	9,356,782	41,296,569
Chang Hwa Commercial Bank Ltd.(b)	40,366,121	25,107,159
Charoen Pokphand Enterprise(b)	1,438,000	3,342,419
Chaun-Choung Technology Corp.(b)	230,000	2,108,617
Cheng Loong Corp.	5,906,000	6,098,932
Cheng Shin Rubber Industry Co. Ltd.(b)	13,384,650	16,422,044
Cheng Uei Precision Industry Co. Ltd.(b)	2,894,000	4,137,597
Chicony Electronics Co. Ltd.	4,269,787	12,878,556

31	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2020	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Taiwan (continued)
Chicony Power Technology Co. Ltd.	1,014,000	$2,557,333
Chief Telecom Inc.(b)	212,000	2,825,077
Chilisin Electronics Corp.(b)	1,697,000	5,708,430
China Airlines Ltd.(a)	19,914,000	5,796,076
China Bills Finance Corp.(b)	12,027,000	5,984,500
China Development Financial Holding Corp.	93,687,000	27,268,101
China General Plastics Corp.(b)	3,671,892	2,390,237
China Life Insurance Co. Ltd.	19,142,707	13,407,039
China Man-Made Fiber Corp.(a)(b)	12,225,514	3,170,805
China Metal Products(b)	3,056,146	2,791,429
China Motor Corp.	1,863,800	2,690,112
China Petrochemical Development Corp.(b)	23,472,245	6,895,719
China Steel Chemical Corp.(b)	1,170,000	3,684,474
China Steel Corp.(b)	85,385,529	57,910,196
Chin-Poon Industrial Co. Ltd.(b)	3,032,000	2,629,872
Chipbond Technology Corp.(b)	4,098,000	7,849,210
ChipMOS Technologies Inc.(b)	4,544,000	4,506,600
Chlitina Holding Ltd.(b)	391,000	2,791,763
Chong Hong Construction Co. Ltd.(b)	1,510,122	4,312,943
Chroma ATE Inc.(b)	2,662,000	14,606,683
Chung Hung Steel Corp.(a)(b)	11,132,000	3,535,956
Chunghwa Precision Test Tech Co. Ltd.(b)	148,000	3,551,011
Chunghwa Telecom Co. Ltd.	27,590,000	102,023,244
Cleanaway Co. Ltd.	730,000	3,955,830
Clevo Co.(a)(b)	3,506,175	3,537,065
CMC Magnetics Corp.(b)	8,991,640	2,491,421
Compal Electronics Inc.(b)	28,450,000	17,937,904
Compeq Manufacturing Co. Ltd.(b)	7,753,000	11,533,781
Concraft Holding Co. Ltd.(b)	725,357	2,269,406
Continental Holdings Corp.(b)	4,364,600	2,803,971
Coretronic Corp.(b)	3,336,200	3,985,270
CSBC Corp. Taiwan(a)(b)	2,321,712	1,958,399
CTBC Financial Holding Co. Ltd.	128,776,599	83,169,455
CTCI Corp.(b)	4,256,000	5,221,819
Cub Elecparts Inc.(b)	508,980	2,905,583
Darfon Electronics Corp.(b)	1,971,000	2,717,208
Darwin Precisions Corp.(a)(b)	3,822,000	1,413,312
Delta Electronics Inc.(b)	14,467,000	93,187,567
Depo Auto Parts Ind. Co. Ltd.(b)	864,000	1,456,122
E Ink Holdings Inc.(b)	6,446,000	9,051,180
E.Sun Financial Holding Co. Ltd.	85,006,938	78,802,676
Eclat Textile Co. Ltd.(b)	1,468,683	19,396,236
Egis Technology Inc.	493,000	2,805,957
Elan Microelectronics Corp.(b)	2,149,100	10,400,702
Elite Material Co. Ltd.(b)	2,069,000	11,987,458
Elite Semiconductor Microelectronics Technology Inc.(b)	2,003,000	2,484,849
eMemory Technology Inc.(b)	473,000	8,366,546
Ennoconn Corp.(b)	456,384	4,604,048
Episil-Precision Inc.(b)	812,000	1,915,049
Epistar Corp.(a)	8,039,000	10,931,824
Eternal Materials Co. Ltd.(b)	6,922,915	8,151,823
Eva Airways Corp.	16,137,326	6,324,804
Evergreen Marine Corp. Taiwan Ltd.(a)	17,461,449	10,354,931
Everlight Chemical Industrial Corp.(b)	5,301,781	2,891,076
Everlight Electronics Co. Ltd.(b)	2,930,000	3,450,113
Far Eastern Department Stores Ltd.(b)	7,581,167	6,704,882
Far Eastern International Bank(b)	19,349,042	7,385,760
Far Eastern New Century Corp.(b)	21,899,916	19,741,758
Far EasTone Telecommunications Co. Ltd.	10,716,000	22,387,772

Security	Shares	Value

Taiwan (continued)
Faraday Technology Corp.(b)	1,892,000	$2,798,521
Farglory Land Development Co. Ltd.(b)	1,953,782	3,196,208
Feng Hsin Steel Co. Ltd.(b)	4,110,000	7,984,254
Feng TAY Enterprise Co. Ltd.	3,006,387	17,469,761
Firich Enterprises Co. Ltd.(b)	2,716,718	2,555,473
First Financial Holding Co. Ltd.(b)	76,051,311	55,078,655
FLEXium Interconnect Inc.(b)	2,345,616	10,072,683
Formosa Chemicals & Fibre Corp.	25,469,210	58,852,221
Formosa International Hotels Corp.(b)	435,000	1,949,542
Formosa Petrochemical Corp.(b)	8,176,000	22,849,275
Formosa Plastics Corp.	27,967,800	74,538,860
Formosa Sumco Technology Corp.(b)	526,000	1,846,463
Formosa Taffeta Co. Ltd.(b)	4,961,000	5,351,316
Foxconn Technology Co. Ltd.	5,616,424	9,991,900
Foxsemicon Integrated Technology Inc.	514,000	3,345,909
Fubon Financial Holding Co. Ltd.(b)	47,464,000	69,235,015
Fulgent Sun International Holding Co. Ltd.(b)	821,000	3,525,587
Fusheng Precision Co. Ltd.(b)	729,000	4,298,246
General Interface Solution Holding Ltd.(b)	1,766,000	7,824,413
Genius Electronic Optical Co. Ltd.(b)	599,287	11,682,844
Getac Technology Corp.(b)	3,243,000	5,393,671
Giant Manufacturing Co. Ltd.	2,294,000	23,845,747
Gigabyte Technology Co. Ltd.(b)	3,874,000	11,209,468
Ginko International Co. Ltd.(b)	276,250	1,195,704
Global Lighting Technologies Inc.	625,000	2,694,562
Global PMX Co. Ltd.(b)	338,000	2,390,300
Global Unichip Corp.	644,000	5,805,361
Globalwafers Co. Ltd.(b)	1,609,000	21,605,780
Gold Circuit Electronics Ltd.(a)(b)	2,863,000	5,015,360
Goldsun Building Materials Co. Ltd.(a)(b)	8,843,000	6,524,920
Gourmet Master Co. Ltd.(b)	848,471	2,888,818
Grand Pacific Petrochemical(a)(b)	7,030,000	4,600,174
Grape King Bio Ltd.(b)	878,000	5,386,228
Great Wall Enterprise Co. Ltd.	4,641,789	7,158,494
Greatek Electronics Inc.(b)	2,705,000	4,627,950
Hannstar Board Corp.(b)	2,445,000	3,628,981
HannStar Display Corp.(a)(b)	21,247,640	5,822,164
Highwealth Construction Corp.(b)	4,819,230	7,621,024
Hiwin Technologies Corp.	1,906,717	20,924,727
Holtek Semiconductor Inc.(b)	1,319,000	2,868,027
Holy Stone Enterprise Co. Ltd.(b)	1,034,330	3,666,149
Hon Hai Precision Industry Co. Ltd.	93,060,928	243,899,779
Hota Industrial Manufacturing Co. Ltd.(b)	1,640,216	5,841,643
Hotai Finance Co. Ltd.(b)	1,382,000	3,805,722
Hotai Motor Co. Ltd.(b)	2,290,000	46,593,732
Hsin Kuang Steel Co. Ltd.(b)	2,843,000	2,892,270
HTC Corp.(a)(b)	5,662,000	5,808,367
Hua Nan Financial Holdings Co. Ltd.(b)	61,751,703	37,987,773
Huaku Development Co. Ltd.(b)	1,836,000	5,606,585
Hung Sheng Construction Ltd.(a)	5,045,200	2,966,096
IBF Financial Holdings Co. Ltd.	16,545,267	6,512,886
IEI Integration Corp.(b)	1,454,373	2,270,173
Innodisk Corp.(b)	515,740	2,794,767
Innolux Corp.(a)(b)	60,194,241	18,709,728
International CSRC Investment Holdings Co.(b)	5,635,685	3,956,686
International Games System Co. Ltd.(b)	468,000	14,036,092
Inventec Corp.	17,727,000	13,744,671
ITEQ Corp.(b)	1,650,604	6,722,464
Jentech Precision Industrial Co. Ltd.(b)	555,000	5,788,048
Jih Sun Financial Holdings Co. Ltd.	11,365,314	4,028,399

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	32

Consolidated Schedule of Investments (continued) August 31, 2020	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Taiwan (continued)
Johnson Health Tech Co. Ltd.(b)	865,000	$2,267,045
Kenda Rubber Industrial Co. Ltd.(b)	4,185,889	4,565,153
Kindom Development Co. Ltd.	2,678,000	3,605,167
King Slide Works Co. Ltd.(b)	437,000	4,535,095
King Yuan Electronics Co. Ltd.(b)	7,735,000	8,224,937
King’s Town Bank Co. Ltd.(b)	6,492,000	8,086,928
Kinpo Electronics(b)	10,240,000	4,013,428
Kinsus Interconnect Technology Corp.(b)	2,139,000	4,651,030
LandMark Optoelectronics Corp.(b)	556,900	4,669,066
Largan Precision Co. Ltd.(b)	751,000	86,639,572
Lealea Enterprise Co. Ltd.(a)(b)	6,698,173	2,095,640
Lien Hwa Industrial Holdings Corp.(b)	5,602,934	8,029,698
Lite-On Technology Corp.(b)	15,380,238	24,321,969
Longchen Paper & Packaging Co. Ltd.(b)	5,354,646	3,184,519
Lotes Co. Ltd.	573,722	8,368,796
Lotus Pharmaceutical Co. Ltd.(a)(b)	753,000	2,060,764
Machvision Inc.(b)	275,094	2,615,791
Macronix International(b)	13,506,554	13,901,741
Makalot Industrial Co. Ltd.	1,509,568	10,161,024
Marketech International Corp.(b)	669,000	2,553,653
MediaTek Inc.	11,324,572	214,592,370
Mega Financial Holding Co. Ltd.(b)	79,622,958	79,374,658
Mercuries Life Insurance Co. Ltd.(a)(b)	10,924,000	3,507,117
Merida Industry Co. Ltd.	1,629,850	13,609,163
Merry Electronics Co. Ltd.(b)	1,376,051	7,222,257
Micro-Star International Co. Ltd.	5,134,000	23,708,979
Mitac Holdings Corp.(b)	6,961,053	6,856,310
momo.com Inc.(b)	296,000	7,354,225
Nan Kang Rubber Tire Co. Ltd.(b)	3,488,000	5,581,228
Nan Liu Enterprise Co. Ltd.(b)	325,000	2,990,645
Nan Pao Resins Chemical Co. Ltd.	350,000	1,514,919
Nan Ya Plastics Corp.	37,637,440	78,888,351
Nan Ya Printed Circuit Board Corp.(a)(b)	1,764,000	7,244,415
Nantex Industry Co. Ltd.(b)	2,177,000	3,483,467
Nanya Technology Corp.(b)	8,931,000	15,797,383
Newmax Technology Co. Ltd.(a)(b)	781,000	1,225,740
Nien Made Enterprise Co. Ltd.	1,250,000	14,399,400
Novatek Microelectronics Corp.(b)	4,358,000	35,646,439
OBI Pharma Inc.(a)	1,129,258	4,599,163
Oneness Biotech Co. Ltd.(a)	1,404,000	16,245,182
Oriental Union Chemical Corp.(b)	4,990,000	2,899,630
Pan Jit International Inc.(b)	2,297,200	2,873,310
Pan-International Industrial Corp.(b)	4,227,366	2,550,121
Parade Technologies Ltd.(b)	556,000	19,707,241
PChome Online Inc.(b)	777,070	2,966,169
Pegatron Corp.(b)	14,445,000	30,769,132
PharmaEngine Inc.(b)	930,793	2,277,693
PharmaEssentia Corp.(a)	1,388,587	5,395,052
Pharmally International Holding Co. Ltd.(d)	597,543	1,152,665
Phison Electronics Corp.(b)	1,126,000	10,630,063
Pixart Imaging Inc.(b)	1,000,000	5,879,045
Pou Chen Corp.	15,831,000	14,945,340
Power Wind Health Industry Inc.	312,958	1,829,228
Powertech Technology Inc.	5,333,000	15,703,737
Poya International Co. Ltd.(b)	418,447	8,200,229
President Chain Store Corp.(b)	4,064,000	37,396,861
President Securities Corp.	7,625,657	4,236,260
Primax Electronics Ltd.(b)	3,096,000	4,716,569
Prince Housing & Development Corp.(b)	9,421,995	3,291,428
Qisda Corp.(b)	11,227,000	7,116,957

Security	Shares	Value

Taiwan (continued)
Quanta Computer Inc.(b)	21,163,000	$55,537,413
Quanta Storage Inc.(b)	1,552,000	2,322,063
Radiant Opto-Electronics Corp.	3,220,000	11,852,155
Radium Life Tech Co. Ltd.	6,000,279	2,126,780
Realtek Semiconductor Corp.	3,657,110	47,363,011
Rexon Industrial Corp. Ltd.(b)	976,000	3,342,978
RichWave Technology Corp.	419,000	3,155,905
Ritek Corp.(a)	11,870,583	2,374,804
Roo Hsing Co. Ltd.(a)(b)	3,983,000	1,690,041
Ruentex Development Co. Ltd.(b)	6,326,086	9,314,006
Ruentex Industries Ltd.(b)	2,599,943	6,167,239
Sanyang Motor Co. Ltd.(b)	4,223,000	3,411,042
ScinoPharm Taiwan Ltd.(b)	2,242,027	2,513,937
SDI Corp.(b)	1,191,000	1,936,189
Sercomm Corp.	1,830,000	4,852,308
Shanghai Commercial & Savings Bank Ltd. (The)(b)	25,519,346	36,354,946
Shin Kong Financial Holding Co. Ltd.(b)	81,193,727	22,967,740
Shin Zu Shing Co. Ltd.(b)	1,410,905	7,260,933
Shining Building Business Co. Ltd.(a)(b)	6,430,184	2,202,456
Shinkong Synthetic Fibers Corp.(b)	11,201,000	4,657,301
Sigurd Microelectronics Corp.(b)	3,597,700	4,677,752
Simplo Technology Co. Ltd.(b)	1,364,400	15,577,731
Sinbon Electronics Co. Ltd.	1,733,809	10,665,867
Sino-American Silicon Products Inc.	3,712,000	12,195,586
SinoPac Financial Holdings Co. Ltd.	74,455,660	27,405,590
Sinyi Realty Inc.(b)	3,260,704	3,261,649
Sitronix Technology Corp.(b)	956,000	4,691,785
Soft-World International Corp.(b)	749,000	2,348,483
Sporton International Inc.(b)	624,000	5,742,038
St. Shine Optical Co. Ltd.(b)	346,000	3,490,483
Standard Foods Corp.(b)	3,207,096	6,962,562
Sunny Friend Environmental Technology Co. Ltd.	555,000	4,653,136
Sunonwealth Electric Machine Industry Co. Ltd.(b)	1,630,000	3,488,711
Supreme Electronics Co. Ltd.(b)	2,941,000	2,986,957
Synnex Technology International Corp.	9,626,250	14,336,933
Systex Corp.(b)	1,168,000	3,475,160
TA Chen Stainless Pipe(b)	6,879,567	4,982,390
Taichung Commercial Bank Co. Ltd.	18,321,595	6,962,350
TaiDoc Technology Corp.(b)	411,000	2,864,526
Taigen Biopharmaceuticals Holdings Ltd.(a)(b)	2,801,000	2,229,039
TaiMed Biologics Inc.(a)	1,418,000	5,557,657
Tainan Spinning Co. Ltd.(b)	10,255,894	4,089,565
Taishin Financial Holding Co. Ltd.(b)	67,687,803	30,566,378
Taiwan Business Bank(b)	37,618,725	12,820,996
Taiwan Cement Corp.(b)	36,012,575	52,653,732
Taiwan Cogeneration Corp.	3,896,000	4,979,296
Taiwan Cooperative Financial Holding Co. Ltd.	68,918,072	47,093,957
Taiwan Fertilizer Co. Ltd.(b)	5,516,000	10,208,026
Taiwan Glass Industry Corp.(a)(b)	11,179,053	4,381,477
Taiwan High Speed Rail Corp.	14,815,000	16,409,778
Taiwan Hon Chuan Enterprise Co. Ltd.	2,445,674	4,901,100
Taiwan Mobile Co. Ltd.	11,669,000	40,366,154
Taiwan Paiho Ltd.(b)	2,065,000	5,559,873
Taiwan Secom Co. Ltd.(b)	2,112,185	6,118,833
Taiwan Semiconductor Co. Ltd.(b)	2,064,000	2,637,902
Taiwan Semiconductor Manufacturing Co. Ltd.	184,668,000	2,684,283,421
Taiwan Shin Kong Security Co. Ltd.	4,805,577	5,953,435
Taiwan Styrene Monomer(b)	4,629,000	2,484,766
Taiwan Surface Mounting Technology Corp.(b)	1,946,000	7,892,371
Taiwan TEA Corp.(a)	7,630,000	4,290,680

33	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2020	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Taiwan (continued)
Taiwan Union Technology Corp.(b)	1,776,000	$7,202,904
Tanvex BioPharma Inc.(a)(b)	1,043,738	1,428,219
TCI Co. Ltd.(b)	747,446	8,164,424
Teco Electric and Machinery Co. Ltd.(b)	13,145,000	13,126,408
Test Research Inc.(b)	1,500,400	3,006,783
Test Rite International Co. Ltd.	5,731,000	4,414,246
Thinking Electronic Industrial Co. Ltd.(b)	802,000	2,979,330
Ton Yi Industrial Corp.(a)(b)	8,264,000	2,737,627
Tong Hsing Electronic Industries Ltd.(a)	1,498,000	6,764,651
Tong Yang Industry Co. Ltd.	3,005,400	3,963,975
Topco Scientific Co. Ltd.	1,587,639	6,493,079
TPK Holding Co. Ltd.(a)(b)	2,503,000	4,197,045
Transcend Information Inc.(a)(b)	1,759,000	3,950,653
Tripod Technology Corp.(b)	3,020,000	11,939,403
TSRC Corp.(b)	5,231,900	3,129,351
TTY Biopharm Co. Ltd.(b)	1,714,124	4,054,333
Tung Ho Steel Enterprise Corp.(b)	7,931,000	7,230,518
TXC Corp.	2,375,000	6,256,923
U-Ming Marine Transport Corp.	4,277,000	4,372,987
Unimicron Technology Corp.(b)	9,134,000	22,911,658
Union Bank of Taiwan	6,390,928	2,232,572
Uni-President Enterprises Corp.	35,601,369	80,808,792
Unitech Printed Circuit Board Corp.(b)	4,697,000	3,313,665
United Integrated Services Co. Ltd.(b)	1,223,400	8,589,213
United Microelectronics Corp.(b)	86,728,000	62,663,245
United Renewable Energy Co. Ltd.(a)	18,037,388	7,100,245
UPC Technology Corp.(b)	7,262,365	3,168,150
USI Corp.(b)	9,515,300	4,215,834
Vanguard International Semiconductor Corp.(b)	6,602,000	21,038,018
Via Technologies Inc.(a)	1,673,000	2,360,554
Visual Photonics Epitaxy Co. Ltd.(b)	1,221,000	3,208,394
Voltronic Power Technology Corp.(a)	464,272	16,376,856
Wafer Works Corp.(b)	3,805,404	4,513,336
Wah Lee Industrial Corp.	2,113,000	4,075,995
Walsin Lihwa Corp.(b)	19,322,000	11,096,082
Walsin Technology Corp.(b)	2,388,597	13,025,085
Win Semiconductors Corp.(b)	2,511,427	24,479,598
Winbond Electronics Corp.(b)	21,413,480	8,867,092
Wistron Corp.	21,516,004	23,392,142
Wistron NeWeb Corp.(b)	2,391,654	6,724,655
Wiwynn Corp.(b)	609,000	16,230,868
WPG Holdings Ltd.	10,441,200	14,625,473
WT Microelectronics Co. Ltd.(b)	2,807,734	3,736,756
XinTec Inc.(a)(b)	1,316,000	5,539,117
XPEC Entertainment Inc.(a)(d)	31,000	0	(e)
Xxentria Technology Materials Corp.	1,412,000	2,502,394
Yageo Corp.(b)	2,784,454	31,601,083
Yang Ming Marine Transport Corp.(a)	11,186,677	3,850,704
YFY Inc.(b)	11,058,000	6,896,764
Yieh Phui Enterprise Co. Ltd.(a)(b)	12,791,026	4,141,395
Yuanta Financial Holding Co. Ltd.	73,150,388	45,872,472
Yulon Finance Corp.	1,327,920	4,512,163
Yulon Motor Co. Ltd.(a)(b)	6,979,000	6,017,712
YungShin Global Holding Corp.(b)	2,336,650	3,507,981
Zhen Ding Technology Holding Ltd.(b)	4,357,950	18,268,591

		7,201,661,436

Thailand — 2.0%
Advanced Info Service PCL, NVDR	8,984,800	52,830,537
Airports of Thailand PCL, NVDR(b)	32,416,100	58,327,628
Amata Corp. PCL, NVDR(b)	8,546,700	3,624,916

Security	Shares	Value

Thailand (continued)
AP Thailand PCL, NVDR	23,848,090	$4,827,471
B Grimm Power PCL, NVDR	6,037,300	8,971,809
Bangchak Corp. PCL, NVDR	9,069,600	5,158,066
Bangkok Airways PCL, NVDR(b)	9,891,300	1,827,455
Bangkok Bank PCL, Foreign	4,199,500	14,370,528
Bangkok Chain Hospital PCL, NVDR	13,067,050	6,549,795
Bangkok Commercial Asset Management PCL, NVDR(b)	13,551,300	10,145,242
Bangkok Dusit Medical Services PCL, NVDR(b)	71,715,100	47,929,121
Bangkok Expressway & Metro PCL, NVDR	60,487,885	17,589,055
Bangkok Land PCL, NVDR	134,782,600	4,287,405
Banpu PCL, NVDR	32,022,200	5,916,223
BCPG PCL, NVDR(b)	7,702,200	3,167,746
Berli Jucker PCL, NVDR(b)	9,050,800	10,760,048
BTS Group Holdings PCL, NVDR	63,416,700	21,191,539
Bumrungrad Hospital PCL, NVDR	3,059,500	10,862,712
Central Pattana PCL, NVDR	17,664,600	26,676,398
Central Retail Corp. PCL, NVDR(a)(b)	13,764,617	13,157,598
CH Karnchang PCL, NVDR	10,361,800	6,425,664
Charoen Pokphand Foods PCL, NVDR	30,466,200	31,569,924
Chularat Hospital PCL, NVDR	55,093,000	4,602,516
CK Power PCL, NVDR(a)(b)	25,214,800	4,901,584
CP ALL PCL, NVDR(a)	43,936,200	89,644,106
Dynasty Ceramic PCL, NVDR(b)	39,829,920	3,301,830
Eastern Polymer Group PCL, NVDR(b)	12,466,700	1,890,684
Electricity Generating PCL, NVDR	2,246,800	16,026,656
Energy Absolute PCL, NVDR(b)	11,533,000	15,563,853
Esso Thailand PCL, NVDR(a)(b)	11,738,900	2,489,412
GFPT PCL, NVDR(b)	6,756,100	2,800,343
Global Power Synergy PCL, NVDR(b)	5,453,200	11,213,906
Gulf Energy Development PCL, NVDR	16,777,500	16,981,003
Gunkul Engineering PCL, NVDR	52,717,241	4,302,411
Hana Microelectronics PCL, NVDR	4,890,500	6,246,201
Home Product Center PCL, NVDR	47,369,375	22,678,245
Indorama Ventures PCL, NVDR(b)	12,853,100	9,787,725
Intouch Holdings PCL, NVDR(b)	17,276,500	30,253,651
IRPC PCL, NVDR(b)	84,679,600	6,366,785
Jasmine International PCL, NVDR(b)	33,127,300	3,086,808
Kasikornbank PCL, Foreign(b)	8,802,000	23,827,408
Kasikornbank PCL, NVDR	4,560,100	12,344,395
KCE Electronics PCL, NVDR(b)	6,603,800	6,206,479
Khon Kaen Sugar Industry PCL, NVDR	24,887,286	1,631,298
Kiatnakin Phatra Bank PCL, NVDR(a)(b)	2,144,200	2,738,596
Krung Thai Bank PCL, NVDR	24,208,000	7,428,272
Land & Houses PCL, NVDR	62,103,600	14,766,379
Major Cineplex Group PCL, NVDR(b)	6,682,300	3,757,418
MBK PCL, NVDR(b)	10,534,400	4,231,023
Mega Lifesciences PCL, NVDR(b)	3,567,400	4,327,074
Minor International PCL, NVDR(a)(b)	23,596,460	16,983,234
Muangthai Capital PCL, NVDR(a)	5,860,700	9,368,458
Origin Property PCL, NVDR(a)	10,090,600	2,399,243
Osotspa PCL, NVDR	5,888,400	7,331,529
Plan B Media PCL, NVDR(b)	18,135,700	3,204,959
Prima Marine PCL, NVDR(b)	9,503,400	2,717,656
PTG Energy PCL, NVDR	7,148,000	4,432,690
PTT Exploration & Production PCL, NVDR	10,368,501	29,650,465
PTT Global Chemical PCL, NVDR	17,147,600	25,482,416
PTT PCL, NVDR	85,695,300	99,125,417
Quality Houses PCL, NVDR(b)	79,632,717	5,680,284
Ratch Group PCL, NVDR	6,136,100	11,040,938

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	34

Consolidated Schedule of Investments (continued) August 31, 2020	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Thailand (continued)
Ratchthani Leasing PCL, NVDR(b)	18,000,650	$2,116,873
RS PCL, NVDR(b)	4,771,500	2,882,294
Siam Cement PCL (The), NVDR	5,856,200	66,610,806
Siam Commercial Bank PCL (The), NVDR	6,346,500	14,784,200
Siamgas & Petrochemicals PCL, NVDR(b)	7,731,900	2,223,488
Singha Estate PCL, NVDR(b)	38,265,200	1,770,484
Sino-Thai Engineering & Construction PCL, NVDR(b)	8,573,228	3,636,167
Sri Trang Agro-Industry PCL, NVDR(a)(b)	7,606,460	6,354,501
Srisawad Corp PCL, NVDR	6,128,949	9,009,540
Supalai PCL, NVDR(b)	12,732,900	6,873,250
Super Energy Corp. PCL, NVDR	144,657,400	3,811,361
Taokaenoi Food & Marketing PCL, Class R, NVDR(b)	5,900,500	2,028,608
Thai Airways International PCL, NVDR(a)(b)	9,454,500	1,008,561
Thai Oil PCL, NVDR(b)	8,662,800	11,551,328
Thai Union Group PCL, NVDR	23,435,200	10,617,281
Thai Vegetable Oil PCL, NVDR	5,058,300	4,388,275
Thanachart Capital PCL, NVDR	2,983,800	3,091,897
Thonburi Healthcare Group PCL, NVDR(b)	5,937,900	3,701,350
TMB Bank PCL, NVDR	184,465,927	5,571,467
Total Access Communication PCL, NVDR(b)	5,620,700	6,456,423
TPI Polene PCL, NVDR(b)	56,668,600	2,294,238
True Corp. PCL, NVDR(b)	87,709,911	9,356,475
TTW PCL, NVDR	16,347,300	7,038,439
WHA Corp. PCL, NVDR(b)	72,930,700	7,498,698

		1,111,656,234

Turkey — 0.4%
Akbank T.A.S.(a)	22,078,172	14,670,779
Aksa Akrilik Kimya Sanayii AS	2,006,691	1,826,991
Anadolu Efes Biracilik Ve Malt Sanayii AS	1,730,913	4,570,137
Aselsan Elektronik Sanayi Ve Ticaret AS(b)	5,492,016	12,119,899
BIM Birlesik Magazalar AS	3,427,155	31,598,378
Coca-Cola Icecek AS	634,331	3,725,477
Dogan Sirketler Grubu Holding AS(b)	10,218,794	2,916,085
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	14,669,518	3,508,405
Enerjisa Enerji AS(c)	1,688,026	1,871,761
Eregli Demir ve Celik Fabrikalari TAS	10,431,341	12,360,551
Ford Otomotiv Sanayi AS	569,072	6,534,391
Haci Omer Sabanci Holding AS	6,512,752	6,841,089
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class D(b)	7,829,809	3,245,131
KOC Holding AS	5,080,445	10,286,538
Koza Altin Isletmeleri AS(a)(b)	282,288	2,980,538
Koza Anadolu Metal Madencilik Isletmeleri AS(a)(b)	1,736,971	3,033,031
Mavi Giyim Sanayi Ve Ticaret AS, Class B(a)(b)(c)	354,231	1,789,687
Migros Ticaret AS(a)(b)	689,300	3,673,644
MLP Saglik Hizmetleri AS(a)(c)	751,463	1,562,357
Pegasus Hava Tasimaciligi AS(a)(b)	300,790	1,872,018
Petkim Petrokimya Holding AS(a)(b)	7,940,581	4,219,007
Sasa Polyester Sanayi AS(a)(b)	1,487,473	3,048,117
Soda Sanayii AS(b)	3,361,082	3,110,337
Sok Marketler Ticaret AS(a)	1,616,889	2,823,349
TAV Havalimanlari Holding AS	1,479,960	3,016,633
Tekfen Holding AS(b)	1,433,702	2,889,224
Trakya Cam Sanayii AS(b)	4,672,513	2,495,309
Tupras Turkiye Petrol Rafinerileri AS(a)(b)	915,982	9,957,679
Turk Hava Yollari AO(a)(b)	4,356,585	6,251,602
Turkcell Iletisim Hizmetleri AS	8,182,579	15,922,616
Turkiye Garanti Bankasi AS(a)	16,535,244	15,189,326

Security	Shares	Value

Turkey (continued)
Turkiye Halk Bankasi AS(a)	1,165,961	$777,941
Turkiye Is Bankasi AS, Class C(a)	10,818,922	7,218,495
Ulker Biskuvi Sanayi AS(a)	1,325,465	4,124,630
Yapi ve Kredi Bankasi AS(a)(b)	20,423,604	5,633,906

		217,665,058

United Arab Emirates — 0.5%
Abu Dhabi Commercial Bank PJSC	21,253,428	32,055,318
Air Arabia PJSC	20,807,743	6,571,194
Aldar Properties PJSC	29,095,940	16,080,138
Amanat Holdings PJSC	11,626,916	2,700,069
Dana Gas PJSC	29,304,021	5,815,889
Deyaar Development PJSC(a)	24,949,248	2,044,491
Dubai Financial Market PJSC	11,828,303	2,791,919
Dubai Investments PJSC	16,855,843	5,598,500
Dubai Islamic Bank PJSC	13,267,496	14,809,287
DXB Entertainments PJSC(a)	40,366,869	1,318,766
Emaar Malls PJSC(a)	19,757,566	7,476,694
Emaar Properties PJSC(a)	27,120,009	21,263,936
Emirates NBD Bank PJSC	18,581,847	54,635,380
Emirates Telecommunications Group Co. PJSC	13,254,716	59,757,455
First Abu Dhabi Bank PJSC	20,675,766	64,507,107
Union Properties PJSC(a)	17,916,960	1,507,246

		298,933,389

Total Common Stocks — 96.6% (Cost: $44,215,714,732)		52,802,204,154

Preferred Stocks

Brazil — 1.3%
Azul SA, Preference Shares, NVS	2,149,879	8,703,916
Banco ABC Brasil SA, Preference Shares, NVS	839,563	2,056,860
Banco Bradesco SA, Preference Shares, NVS	32,915,786	124,441,459
Banco do Estado do Rio Grande do Sul SA, Class B, Preference Shares, NVS	1,516,179	3,626,072
Banco Pan SA, Preference Shares, NVS	2,564,900	3,960,098
Bradespar SA, Preference Shares, NVS	1,671,200	13,400,916
Braskem SA, Class A, Preference Shares, NVS	1,438,700	5,583,391
Centrais Eletricas Brasileiras SA, Class B, Preference Shares, NVS	1,916,100	12,535,560
Cia. de Saneamento do Parana, Preference Shares, NVS	2,207,619	2,128,785
Cia. Energetica de Minas Gerais, Preference Shares, NVS	7,241,268	13,899,370
Cia. Energetica de Sao Paulo, Class B, Preference Shares, NVS	1,407,600	7,723,210
Cia. Paranaense de Energia, Preference Shares, NVS	787,000	8,862,878
Gerdau SA, Preference Shares, NVS	8,310,374	28,918,690
Gol Linhas Aereas Inteligentes SA, Preference Shares, NVS(a)	1,261,200	4,112,884
Itau Unibanco Holding SA, Preference Shares, NVS	36,001,382	154,547,576
Itausa SA, Preference Shares, NVS	32,687,277	56,187,867
Lojas Americanas SA, Preference Shares, NVS	6,871,027	40,417,806
Marcopolo SA, Preference Shares, NVS	4,278,179	2,199,177
Metalurgica Gerdau SA, Preference Shares, NVS	5,864,636	9,396,845
Petroleo Brasileiro SA, Preference Shares, NVS	35,736,508	142,596,868
Randon SA Implemetos e Participacoes, Preference Shares, NVS	1,530,300	2,993,150
Telefonica Brasil SA, Preference Shares, NVS	3,290,440	28,694,407

35	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2020	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Brazil (continued)
Unipar Carbocloro SA, Preference Shares, NVS	442,094	$2,403,920
Usinas Siderurgicas de Minas Gerais SA Usiminas, Class A, Preference Shares, NVS	3,158,000	5,842,925

		685,234,630

Chile — 0.1%
Embotelladora Andina SA, Class B, Preference Shares	2,776,328	5,928,026
Sociedad Quimica y Minera de Chile SA, Class B, Preference Shares	862,823	27,037,131

		32,965,157

Colombia — 0.0%
Bancolombia SA, Preference Shares, NVS	3,479,200	24,790,592

Russia — 0.0%
Surgutneftegas PJSC, Preference Shares, NVS	51,845,277	25,971,407

South Korea — 0.6%
Amorepacific Corp., Preference Shares, NVS	66,201	3,327,047
Hyundai Motor Co. Preference Shares, NVS	169,513	12,414,876
Series 2, Preference Shares, NVS	271,514	20,205,268
LG Chem Ltd., Preference Shares, NVS(b)	57,633	18,193,766
LG Household & Health Care Ltd., Preference Shares, NVS	15,738	9,287,262
Samsung Electronics Co. Ltd., Preference Shares, NVS	6,168,327	246,649,998

		310,078,217

Total Preferred Stocks — 2.0% (Cost: $1,214,066,736)		1,079,040,003

Rights

Chile — 0.0%
Cia Sud Americana de Vapores SA, (Expires 09/25/20)(a)	36,885,236	142,772

China — 0.0%
Legend Holdings Corp. Class H, (Expires 10/30/20)(a)(d)	221,423	0	(e)

India — 0.0%
Minda Industries Ltd., (Expires 09/08/20)(a)	22,425	21,402

Thailand — 0.0%
Gulf Energy Development PCL, (Expires 09/16/20)(a)	1,712,579	82,540
Ratchthani Leasing PCL, (Expires 10/07/20)(a)	8,112,075	693,329

		775,869

Total Rights — 0.0% (Cost: $678,100)		940,043

Security	Shares	Value

Warrants

Brazil — 0.0%
CVC Brasil Operadora e Agencia de Viagens SA (Expires 01/29/21)(a)	176,689	$233,887

Thailand — 0.0%
Srisawad Corp. PCL (Expires 08/17/21)(a)(d)	245,157	0	(e)

Total Warrants — 0.0% (Cost: $0)		233,887

Short-Term Investments

Money Market Funds — 5.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.37%(g)(h)(i)	2,393,556,486	2,395,950,043
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.07%(g)(h)	590,951,000	590,951,000

		2,986,901,043

Total Short-Term Investments — 5.5% (Cost: $2,985,338,247)		2,986,901,043

Total Investments in Securities — 104.1% (Cost: $48,415,797,815)		56,869,319,130

Other Assets, Less Liabilities — (4.1)%		(2,240,938,111)

Net Assets — 100.0%		$54,628,381,019

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Rounds to less than $1.
(f)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(g)	Affiliate of the Fund.
(h)	Annualized 7-day yield as of period-end.
(i)	All or a portion of this security was purchased with cash collateral received from loaned securities.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	36

Consolidated Schedule of Investments (continued) August 31, 2020	iShares® Core MSCI Emerging Markets ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$2,015,545,961	$379,896,325	(a)	$—	$(90,134)	$597,891	$2,395,950,043	2,393,556,486	$47,190,575	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	139,883,000	451,068,000	(a)	—	—	—	590,951,000	590,951,000	1,273,132		—

					$(90,134)	$597,891	$2,986,901,043		$48,463,707		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Emerging Markets E-Mini Index	12,829	09/18/20	$705,852	$74,892,386

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2020, the fair values of derivative financial instruments located in the Consolidated Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$74,892,386

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Consolidated Schedule of Investments. In the Consolidated Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2020, the effect of derivative financial instruments in the Consolidated Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$115,966,709

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$82,830,088

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$336,954,990

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

37	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2020	iShares® Core MSCI Emerging Markets ETF

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Level 1	Level 2	Level 3		Total

Investments
Assets
Common Stocks	$52,768,748,106	$13,129,309	$20,326,739		$52,802,204,154
Preferred Stocks	1,079,040,003	—	—		1,079,040,003
Rights	21,402	918,641	0	(a)	940,043
Warrants	—	233,887	0	(a)	233,887
Money Market Funds	2,986,901,043	—	—		2,986,901,043

	$56,834,710,554	$14,281,837	$20,326,739		$56,869,319,130

Derivative financial instruments(b)
Assets
Futures Contracts	$74,892,386	$—	$—		$74,892,386

(a)	Rounds to less than $1.
(b)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to consolidated financial statements.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	38

Consolidated Schedule of Investments August 31, 2020	iShares® MSCI BRIC ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Brazil — 6.3%
Ambev SA	161,215	$361,756
Atacadao SA	18,600	66,284
B2W Cia. Digital(a)	6,220	127,089
B3 SA - Brasil, Bolsa, Balcao	86,869	931,096
Banco Bradesco SA	55,948	194,078
Banco BTG Pactual SA	12,400	181,573
Banco do Brasil SA	31,089	185,030
Banco Santander Brasil SA	18,600	95,884
BB Seguridade Participacoes SA	24,800	119,255
BRF SA(a)	24,800	88,560
CCR SA	49,600	120,521
Centrais Eletricas Brasileiras SA	15,675	101,464
Cia Brasileira de Distribuicao	9,756	112,945
Cia. de Saneamento Basico do Estado de Sao Paulo	12,400	107,931
Cia. Siderurgica Nacional SA	24,800	68,760
Cielo SA	49,621	41,246
Cogna Educacao	62,064	64,486
Cosan SA	6,200	94,087
Energisa SA	6,200	49,106
Engie Brasil Energia SA	8,525	66,246
Equatorial Energia SA	31,000	131,100
Hapvida Participacoes e Investimentos SA(b)	6,200	73,156
Hypera SA	12,400	71,540
IRB Brasil Resseguros S/A	13,200	17,156
IRB Brasil Resseguros S/A(a)	11,680	14,733
JBS SA	43,452	177,740
Klabin SA	31,000	145,227
Localiza Rent a Car SA	26,482	232,820
Lojas Renner SA	31,016	245,769
Magazine Luiza SA	31,000	526,772
Multiplan Empreendimentos Imobiliarios SA	12,430	47,174
Natura & Co. Holding SA	31,093	279,649
Notre Dame Intermedica Participacoes SA	18,600	251,237
Petrobras Distribuidora SA	31,000	120,589
Petroleo Brasileiro SA	155,000	630,635
Porto Seguro SA	6,200	59,741
Raia Drogasil SA	9,740	191,395
Rumo SA(a)	43,400	178,793
Sul America SA	12,489	98,302
Suzano SA(a)	24,815	227,075
TIM Participacoes SA	37,269	97,284
Ultrapar Participacoes SA	24,800	87,882
Vale SA	142,629	1,551,632
Via Varejo SA(a)	49,600	185,348
WEG SA	37,272	439,038

		9,259,184

China — 72.2%
360 Security Technology Inc., Class A	31,099	84,818
3SBio Inc.(a)(b)	62,000	72,799
51job Inc., ADR(a)(c)	1,302	85,333
58.com Inc., ADR(a)(c)	5,270	291,747
AAC Technologies Holdings Inc.	31,000	195,596
AECC Aviation Power Co. Ltd., Class A	6,200	40,409
Agricultural Bank of China Ltd., Class A	148,800	69,738
Agricultural Bank of China Ltd., Class H	992,000	331,514
Aier Eye Hospital Group Co. Ltd., Class A	16,660	126,413
Air China Ltd., Class H	124,000	85,438
Aisino Corp., Class A	12,400	32,606

Security	Shares	Value

China (continued)
Alibaba Group Holding Ltd., ADR(a)	68,736	$19,729,294
Alibaba Health Information Technology Ltd.(a)	124,000	299,514
Alibaba Pictures Group Ltd.(a)	620,000	87,998
A-Living Services Co. Ltd., Class H(b)	15,500	79,998
Aluminum Corp. of China Ltd., Class A(a)	55,800	25,745
Aluminum Corp. of China Ltd., Class H(a)	124,000	30,399
Angang Steel Co. Ltd., Class A	6,020	2,364
Anhui Conch Cement Co. Ltd., Class H	62,000	449,591
Anhui Gujing Distillery Co. Ltd., Class B	6,200	78,718
ANTA Sports Products Ltd.	43,040	425,116
Autohome Inc., ADR	3,410	273,618
AVIC Aircraft Co. Ltd., Class A	6,200	21,906
Avic Capital Co. Ltd., Class A	24,899	18,286
AVIC Electromechanical Systems Co. Ltd., Class A	12,400	18,702
AviChina Industry & Technology Co. Ltd., Class H	124,000	77,439
BAIC BluePark New Energy Technology Co. Ltd., Class A(a)	12,400	11,677
BAIC Motor Corp. Ltd., Class H(b)	62,000	29,679
Baidu Inc., ADR(a)	11,284	1,405,648
Bank of Beijing Co. Ltd., Class A	69,490	49,410
Bank of Chengdu Co. Ltd., Class A	12,400	18,394
Bank of China Ltd., Class A	74,400	35,630
Bank of China Ltd., Class H	3,100,000	1,015,980
Bank of Communications Co. Ltd., Class A	86,800	59,944
Bank of Communications Co. Ltd., Class H	248,200	129,702
Bank of Hangzhou Co. Ltd., Class A	12,499	23,632
Bank of Jiangsu Co. Ltd., Class A	43,400	40,681
Bank of Nanjing Co. Ltd., Class A	31,000	38,879
Bank of Ningbo Co. Ltd., Class A	18,600	96,406
Bank of Shanghai Co. Ltd., Class A	38,490	47,318
Baoshan Iron & Steel Co. Ltd., Class A	43,400	31,303
Baozun Inc., ADR(a)	3,720	154,157
BBMG Corp., Class A	24,800	11,949
Beijing Capital International Airport Co. Ltd., Class H(a)	124,000	87,678
Beijing Dabeinong Technology Group Co. Ltd., Class A	18,600	30,877
Beijing Enlight Media Co. Ltd., Class A	6,200	14,665
Beijing Enterprises Water Group Ltd.(a)	248,000	97,598
Beijing New Building Materials PLC, Class A	6,200	29,691
Beijing Oriental Yuhong Waterproof Technology Co. Ltd., Class A	6,200	54,259
Beijing Originwater Technology Co. Ltd., Class A	14,600	20,741
Beijing Sinnet Technology Co. Ltd., Class A	18,600	71,585
Beijing Tongrentang Co. Ltd., Class A	13,669	59,273
Beijing Yanjing Brewery Co. Ltd., Class A	12,400	14,484
BEST Inc., ADR(a)	12,772	51,088
Bilibili Inc., ADR(a)	6,448	304,668
BOC Aviation Ltd.(b)	6,200	46,119
BOE Technology Group Co. Ltd., Class A	80,600	64,723
Bohai Leasing Co. Ltd., Class A(a)	24,800	10,428
Bosideng International Holdings Ltd.	124,000	35,519
Brilliance China Automotive Holdings Ltd.	124,000	111,038
BYD Co. Ltd., Class H	31,000	307,994
BYD Electronic International Co. Ltd.	31,000	131,397
Caitong Securities Co. Ltd., Class A	6,200	13,180
CGN Power Co. Ltd., Class H(b)	310,000	67,199
Changjiang Securities Co. Ltd., Class A	18,600	23,165
Chaozhou Three-Circle Group Co. Ltd., Class A	6,200	25,328
Chengdu Xingrong Environment Co. Ltd., Class A	18,600	14,339
China Aoyuan Group Ltd.	62,000	71,519
China Cinda Asset Management Co. Ltd., Class H	248,000	47,359

39	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2020	iShares® MSCI BRIC ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
China CITIC Bank Corp. Ltd., Class A	12,400	$9,451
China CITIC Bank Corp. Ltd., Class H	372,000	155,517
China Communications Construction Co. Ltd., Class A	12,400	14,393
China Communications Construction Co. Ltd., Class H	124,000	69,599
China Communications Services Corp. Ltd., Class H	124,800	81,964
China Conch Venture Holdings Ltd.	62,000	268,795
China Construction Bank Corp., Class A	18,600	16,837
China Construction Bank Corp., Class H	3,782,370	2,679,330
China East Education Holdings Ltd.(b)	31,000	68,479
China Eastern Airlines Corp. Ltd., Class A	55,800	41,142
China Enterprise Co. Ltd., Class A	18,600	11,487
China Everbright Bank Co. Ltd., Class A	124,000	69,521
China Everbright Bank Co. Ltd., Class H	62,000	22,240
China Everbright International Ltd.	124,000	74,879
China Evergrande Group	62,000	144,797
China Fortune Land Development Co. Ltd., Class A	8,150	19,991
China Galaxy Securities Co. Ltd., Class H	155,000	93,398
China Gas Holdings Ltd.	99,200	271,995
China Gezhouba Group Co. Ltd., Class A	12,400	11,514
China Greatwall Technology Group Co. Ltd., Class A	6,200	16,031
China Hongqiao Group Ltd.	93,000	59,999
China Huarong Asset Management Co. Ltd., Class H(b)	434,000	49,839
China Huishan Dairy Holdings Co. Ltd.(a)(d)	51,450	0	(e)
China International Capital Corp. Ltd., Class H(a)(b)	49,600	117,886
China Jinmao Holdings Group Ltd.	124,000	77,599
China Jushi Co. Ltd., Class A	12,400	26,885
China Lesso Group Holdings Ltd.	62,000	115,678
China Life Insurance Co. Ltd., Class A	1,293	8,246
China Life Insurance Co. Ltd., Class H	310,000	755,185
China Literature Ltd.(a)(b)	12,400	77,039
China Longyuan Power Group Corp. Ltd., Class H	124,000	78,238
China Medical System Holdings Ltd.	66,000	74,515
China Mengniu Dairy Co. Ltd.(a)	124,000	609,588
China Merchants Bank Co. Ltd., Class A	49,600	272,942
China Merchants Bank Co. Ltd., Class H	155,456	742,163
China Merchants Energy Shipping Co. Ltd., Class A	12,400	11,695
China Merchants Port Holdings Co. Ltd.	86,000	98,426
China Merchants Property Operation & Service Co. Ltd., Class A	6,200	28,243
China Merchants Securities Co. Ltd., Class A(a)	24,450	76,929
China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	19,881	48,475
China Minsheng Banking Corp. Ltd., Class A	86,800	70,336
China Minsheng Banking Corp. Ltd., Class H	217,000	132,157
China Mobile Ltd.	248,000	1,732,766
China Molybdenum Co. Ltd., Class A	49,600	30,995
China Molybdenum Co. Ltd., Class H	186,000	75,599
China National Building Material Co. Ltd., Class H	170,000	239,092
China National Nuclear Power Co. Ltd., Class A	55,800	37,965
China Northern Rare Earth Group High-Tech Co. Ltd., Class A(a)	6,200	11,179
China Overseas Land & Investment Ltd.	155,300	449,860
China Pacific Insurance Group Co. Ltd., Class A	18,600	83,697
China Pacific Insurance Group Co. Ltd., Class H	99,200	275,835
China Petroleum & Chemical Corp., Class A(a)	55,800	32,832
China Petroleum & Chemical Corp., Class H	992,600	458,508
China Power International Development Ltd.	310,000	59,999
China Railway Construction Corp. Ltd., Class A	31,000	40,418
China Railway Construction Corp. Ltd., Class H	62,000	47,679
China Railway Group Ltd., Class A	37,200	30,415

Security	Shares	Value

China (continued)
China Railway Group Ltd., Class H	124,000	$63,679
China Railway Signal & Communication Corp. Ltd., Class H(b)	66,000	26,740
China Reinsurance Group Corp., Class H	248,000	26,559
China Renewable Energy Investment Ltd.(a)(b)(d)	7,709	0	(e)
China Resources Beer Holdings Co. Ltd.	58,000	377,180
China Resources Cement Holdings Ltd.	124,000	180,796
China Resources Gas Group Ltd.	45,000	211,351
China Resources Land Ltd.	124,444	575,643
China Resources Pharmaceutical Group Ltd.(b)	62,000	35,119
China Resources Power Holdings Co. Ltd.	124,200	147,435
China Shenhua Energy Co. Ltd., Class A	12,400	29,257
China Shenhua Energy Co. Ltd., Class H	124,000	207,036
China Shipbuilding Industry Co. Ltd., Class A(a)	62,000	43,903
China Southern Airlines Co. Ltd., Class A(a)	31,000	26,523
China State Construction Engineering Corp. Ltd., Class A	111,600	83,751
China State Construction International Holdings Ltd.	124,000	96,158
China Taiping Insurance Holdings Co. Ltd.	62,040	98,622
China Telecom Corp. Ltd., Class H	496,000	162,557
China Tourism Group Duty Free Corp. Ltd., Class A	6,200	188,286
China Tower Corp. Ltd., Class H(b)	1,736,000	331,514
China Traditional Chinese Medicine Holdings Co. Ltd.(a)	124,000	52,959
China Unicom Hong Kong Ltd.	249,900	177,023
China United Network Communications Ltd., Class A	74,400	56,377
China Vanke Co. Ltd., Class A	24,801	98,746
China Vanke Co. Ltd., Class H	55,801	173,520
China Yangtze Power Co. Ltd., Class A	43,456	122,453
Chongqing Changan Automobile Co. Ltd., Class A(a)	12,400	21,200
Chongqing Rural Commercial Bank Co. Ltd., Class H	124,000	50,559
Chongqing Zhifei Biological Products Co. Ltd., Class A	6,200	122,341
CIFI Holdings Group Co. Ltd.	124,000	105,598
CITIC Ltd.	186,000	169,677
CITIC Securities Co. Ltd., Class A	18,600	86,358
CITIC Securities Co. Ltd., Class H	62,000	148,957
CNOOC Ltd.	744,000	846,704
Contemporary Amperex Technology Co. Ltd., Class A	6,200	186,793
COSCO SHIPPING Development Co. Ltd., Class A	12,400	3,838
COSCO SHIPPING Energy Transportation Co. Ltd., Class H	124,000	57,119
COSCO SHIPPING Holdings Co. Ltd., Class A(a)	49,600	39,395
COSCO SHIPPING Holdings Co. Ltd., Class H(a)	93,000	46,679
COSCO SHIPPING Ports Ltd.	124,000	70,239
Country Garden Holdings Co. Ltd.(c)	310,046	384,450
Country Garden Services Holdings Co. Ltd.	66,000	460,288
CRRC Corp. Ltd., Class A	62,000	53,046
CRRC Corp. Ltd., Class H	186,400	84,179
CSC Financial Co. Ltd., Class A	6,200	47,316
CSPC Pharmaceutical Group Ltd.	195,600	434,602
Dali Foods Group Co. Ltd.(b)	93,000	56,999
Daqin Railway Co. Ltd., Class A	37,200	35,955
DHC Software Co. Ltd., Class A	18,600	31,665
Dongfang Electric Corp. Ltd., Class A	12,400	18,123
Dongfeng Motor Group Co. Ltd., Class H	124,000	86,078
Dongxing Securities Co. Ltd., Class A	24,899	48,532
East Money Information Co. Ltd., Class A	31,060	118,632
ENN Energy Holdings Ltd.	31,000	343,993
Everbright Securities Co. Ltd., Class A	12,497	39,995
Fangda Carbon New Material Co. Ltd., Class A(a)	9,040	8,883
Far East Horizon Ltd.	62,000	54,879

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	40

Consolidated Schedule of Investments (continued) August 31, 2020	iShares® MSCI BRIC ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Fiberhome Telecommunication Technologies Co. Ltd., Class A	6,200	$23,807
Financial Street Holdings Co. Ltd., Class A	12,400	12,383
First Capital Securities Co. Ltd., Class A	12,400	19,462
Focus Media Information Technology Co. Ltd., Class A	43,439	47,821
Foshan Haitian Flavouring & Food Co. Ltd., Class A	9,111	243,700
Fosun International Ltd.	93,000	103,558
Founder Securities Co. Ltd., Class A(a)	24,899	31,882
Foxconn Industrial Internet Co. Ltd., Class A	12,400	26,686
Fujian Sunner Development Co. Ltd., Class A(a)	6,200	24,332
Fuyao Glass Industry Group Co. Ltd., Class A	6,200	26,233
Fuyao Glass Industry Group Co. Ltd., Class H(b)	24,800	79,838
Ganfeng Lithium Co. Ltd., Class A	6,200	45,723
GD Power Development Co. Ltd., Class A	68,200	20,413
GDS Holdings Ltd., ADR(a)	4,154	336,225
Geely Automobile Holdings Ltd.	248,000	524,150
GEM Co. Ltd., Class A	18,699	14,797
Gemdale Corp., Class A	12,400	25,926
GF Securities Co. Ltd., Class A	18,600	43,912
GF Securities Co. Ltd., Class H	37,200	44,015
GoerTek Inc., Class A	12,400	74,391
GOME Retail Holdings Ltd.(a)(c)	620,400	88,856
Grandjoy Holdings Group Co. Ltd., Class A	12,400	9,903
Great Wall Motor Co. Ltd., Class H	124,000	134,557
Gree Electric Appliances Inc. of Zhuhai, Class A	6,200	49,335
Greenland Holdings Corp. Ltd., Class A	31,099	34,735
GSX Techedu Inc., ADR(a)(c)	2,640	225,456
Guangdong Haid Group Co. Ltd., Class A	6,200	64,063
Guangdong HEC Technology Holding Co. Ltd., Class A(a)	12,400	11,732
Guangdong Investment Ltd.	124,000	193,596
Guanghui Energy Co. Ltd., Class A(a)	24,800	10,537
Guangzhou Automobile Group Co. Ltd., Class H	130,235	111,916
Guangzhou Baiyun International Airport Co. Ltd., Class A	6,200	13,777
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class A	6,200	29,429
Guangzhou R&F Properties Co. Ltd., Class H	49,600	63,103
Guosen Securities Co. Ltd., Class A	12,400	25,364
Guotai Junan Securities Co. Ltd., Class A	24,800	70,028
Guotai Junan Securities Co. Ltd., Class H(b)	12,400	19,360
Guoyuan Securities Co. Ltd., Class A	12,400	19,951
Haidilao International Holding Ltd.(b)	23,000	148,384
Haier Electronics Group Co. Ltd.	33,000	113,049
Haier Smart Home Co. Ltd., Class A	18,679	60,817
Haitong Securities Co. Ltd., Class A(a)	31,000	68,661
Haitong Securities Co. Ltd., Class H(a)	99,200	90,110
Hangzhou Hikvision Digital Technology Co. Ltd., Class A	26,004	142,072
Hangzhou Tigermed Consulting Co. Ltd., Class A	6,200	101,385
Hansoh Pharmaceutical Group Co. Ltd.(a)(b)	46,000	218,125
Henan Shuanghui Investment & Development Co. Ltd., Class A	6,200	57,482
Hengan International Group Co. Ltd.	31,000	244,395
Hengli Petrochemical Co. Ltd., Class A	18,600	57,110
Hengtong Optic-Electric Co. Ltd., Class A	6,200	14,800
Hengyi Petrochemical Co. Ltd., Class A	8,330	15,142
Hesteel Co. Ltd., Class A(a)	31,000	10,048
Holitech Technology Co. Ltd., Class A	18,600	14,257
Huaan Securities Co. Ltd., Class A	12,400	16,294
Huadian Power International Corp. Ltd., Class A	49,600	29,040
Huadong Medicine Co. Ltd., Class A	6,200	25,310
Hualan Biological Engineering Inc., Class A	8,450	71,063

Security	Shares	Value

China (continued)
Huaneng Power International Inc., Class A	12,400	$9,976
Huaneng Power International Inc., Class H	124,000	51,679
Huatai Securities Co. Ltd., Class A	24,800	77,523
Huatai Securities Co. Ltd., Class H(b)	49,600	87,038
Huaxia Bank Co. Ltd., Class A	49,600	46,565
Huaxin Cement Co. Ltd., Class A	6,200	25,310
Huayu Automotive Systems Co. Ltd., Class A	6,899	25,061
Huazhu Group Ltd., ADR(c)	5,580	249,593
Hubei Biocause Pharmaceutical Co. Ltd., Class A	31,000	25,482
Hubei Energy Group Co. Ltd., Class A	49,600	28,243
Hunan Valin Steel Co. Ltd., Class A	18,600	13,225
Hutchison China MediTech Ltd., ADR(a)	3,224	107,101
HUYA Inc., ADR(a)(c)	2,542	73,006
Iflytek Co. Ltd., Class A	18,600	102,353
Industrial & Commercial Bank of China Ltd., Class A	148,800	107,758
Industrial & Commercial Bank of China Ltd., Class H	2,294,050	1,284,643
Industrial Bank Co. Ltd., Class A	49,600	117,027
Industrial Securities Co. Ltd., Class A	18,600	22,323
Inner Mongolia BaoTou Steel Union Co. Ltd., Class A(a)	155,000	26,251
Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd., Class A	24,800	33,892
Inner Mongolia MengDian HuaNeng Thermal Power Corp. Ltd., Class A	32,207	12,320
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	18,600	113,895
Inner Mongolia Yitai Coal Co. Ltd., Class B	55,800	39,060
Innovent Biologics Inc.(a)(b)	31,000	206,596
Inspur Electronic Information Industry Co. Ltd., Class A	8,883	46,820
iQIYI Inc., ADR(a)(c)	9,486	205,372
JD.com Inc., ADR(a)	34,100	2,681,624
Jiangsu Hengrui Medicine Co. Ltd., Class A	15,240	211,095
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	6,200	127,718
Jiangsu Zhongnan Construction Group Co. Ltd., Class A	12,400	17,634
Jiangsu Zhongtian Technology Co. Ltd., Class A	12,400	20,458
Jiangxi Copper Co. Ltd., Class A	6,200	14,140
Jiangxi Copper Co. Ltd., Class H	62,000	73,119
Jiangxi Zhengbang Technology Co. Ltd., Class A	6,200	22,495
Jinke Properties Group Co. Ltd., Class A	12,400	18,503
JOYY Inc.(a)	2,728	233,080
Kaisa Group Holdings Ltd.(a)	124,000	62,399
KE Holdings Inc.(a)	3,844	197,159
Kingboard Holdings Ltd.	31,000	99,798
Kingboard Laminates Holdings Ltd.	62,000	78,158
Kingdee International Software Group Co. Ltd.(a)(c)	124,000	316,154
Kingsoft Corp. Ltd.	34,000	182,061
Kunlun Energy Co. Ltd.(c)	124,000	92,478
Kweichow Moutai Co. Ltd., Class A	2,600	678,172
KWG Group Holdings Ltd.	62,000	117,918
Lee & Man Paper Manufacturing Ltd.	62,000	37,119
Legend Holdings Corp., Class H(b)	18,600	27,407
Lenovo Group Ltd.	248,000	165,757
Lens Technology Co. Ltd., Class A	6,200	31,248
Lepu Medical Technology Beijing Co. Ltd., Class A	6,200	35,086
Li Ning Co. Ltd.	93,000	393,592
Lingyi iTech Guangdong Co., Class A(a)	12,400	21,653
Logan Group Co. Ltd.	62,000	115,518
Longfor Group Holdings Ltd.(b)	62,000	328,394
LONGi Green Energy Technology Co. Ltd., Class A	12,400	114,565
Luxshare Precision Industry Co. Ltd., Class A	16,402	131,711
Luye Pharma Group Ltd.(b)	93,000	50,399
Luzhou Laojiao Co. Ltd., Class A	6,200	135,331

41	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2020	iShares® MSCI BRIC ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Maanshan Iron & Steel Co. Ltd., Class A(a)	31,000	$12,718
Mango Excellent Media Co. Ltd., Class A	6,200	64,271
Meinian Onehealth Healthcare Holdings Co. Ltd., Class A(a)	10,953	28,082
Meituan Dianping, Class B(a)	137,900	4,547,943
Metallurgical Corp. of China Ltd., Class A	99,200	40,844
Momo Inc., ADR	7,192	146,717
Muyuan Foodstuff Co. Ltd., Class A	11,170	143,189
NanJi E-Commerce Co. Ltd., Class A	18,600	50,321
Nanjing King-Friend Biochemical Pharmaceutical Co. Ltd., Class A	8,150	58,556
Nanjing Securities Co. Ltd., Class A	12,400	26,758
NARI Technology Co. Ltd., Class A	12,400	40,554
NavInfo Co. Ltd., Class A	6,200	14,882
NetEase Inc., ADR	3,348	1,631,179
New China Life Insurance Co. Ltd., Class A	6,200	54,178
New China Life Insurance Co. Ltd., Class H	18,600	74,279
New Hope Liuhe Co. Ltd., Class A	12,400	68,797
New Oriental Education & Technology Group Inc., ADR(a)	5,890	863,651
Nine Dragons Paper Holdings Ltd.	62,000	68,799
Ningbo Zhoushan Port Co. Ltd., Class A	7,600	4,117
NIO Inc., ADR(a)(c)	33,666	640,664
Noah Holdings Ltd.(a)(c)	1,550	43,400
Oceanwide Holdings Co. Ltd., Class A	18,600	11,189
Offcn Education Technology Co. Ltd., Class A	6,200	32,325
Offshore Oil Engineering Co. Ltd., Class A	12,424	8,925
OFILM Group Co. Ltd., Class A	6,200	17,118
Orient Securities Co. Ltd., Class A	18,600	32,072
Pacific Securities Co. Ltd. (The), Class A(a)	24,800	15,389
Pangang Group Vanadium Titanium & Resources Co. Ltd., Class A(a)	31,000	9,867
People’s Insurance Co. Group of China Ltd. (The), Class A	24,000	25,299
People’s Insurance Co. Group of China Ltd. (The), Class H	310,000	101,198
Perfect World Co. Ltd., Class A	9,450	50,512
PetroChina Co. Ltd., Class A	31,000	20,051
PetroChina Co. Ltd., Class H	744,000	257,275
PICC Property & Casualty Co. Ltd., Class H	248,322	191,925
Pinduoduo Inc., ADR(a)	11,532	1,025,656
Ping An Bank Co. Ltd., Class A	43,400	95,555
Ping An Healthcare and Technology Co. Ltd.(a)(b)(c)	12,400	180,796
Ping An Insurance Group Co. of China Ltd., Class A	24,900	278,551
Ping An Insurance Group Co. of China Ltd., Class H	232,500	2,476,452
Poly Developments and Holdings Group Co. Ltd., Class A	31,000	72,870
Poly Property Services Co. Ltd.	12,400	108,558
Postal Savings Bank of China Co. Ltd., Class H(b)	310,000	146,797
Power Construction Corp. of China Ltd., Class A	62,000	36,843
RiseSun Real Estate Development Co. Ltd., Class A	12,400	14,918
Rongsheng Petro Chemical Co. Ltd., Class A	18,600	53,770
SAIC Motor Corp. Ltd., Class A	18,600	50,674
Sanan Optoelectronics Co. Ltd., Class A	12,494	49,508
Sany Heavy Industry Co. Ltd., Class A	26,053	84,217
SDIC Capital Co. Ltd., Class A	12,400	27,483
SDIC Power Holdings Co. Ltd., Class A	24,899	32,936
Sealand Securities Co. Ltd., Class A	24,900	20,286
Seazen Group Ltd.(a)	136,000	123,363
Seazen Holdings Co. Ltd., Class A	6,200	32,497
Semiconductor Manufacturing International Corp.(a)	124,200	399,035

Security	Shares	Value

China (continued)
SF Holding Co. Ltd., Class A	6,200	$77,034
Shaanxi Coal Industry Co. Ltd., Class A	26,005	30,868
Shandong Gold Mining Co. Ltd., Class A	8,680	36,739
Shandong Hualu Hengsheng Chemical Co. Ltd., Class A	6,200	24,332
Shandong Nanshan Aluminum Co. Ltd., Class A	37,200	14,447
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	132,000	308,278
Shanghai 2345 Network Holding Group Co. Ltd., Class A	93,085	41,044
Shanghai Baosight Software Co. Ltd., Class A	6,200	62,931
Shanghai Construction Group Co. Ltd., Class A	24,800	11,514
Shanghai Electric Group Co. Ltd., Class A(a)	62,000	50,330
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class A	6,200	49,624
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	34,500	145,788
Shanghai International Port Group Co. Ltd., Class A	24,800	16,077
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	49,676	42,672
Shanghai Pharmaceuticals Holding Co. Ltd., Class A	6,200	20,096
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	49,600	88,446
Shanghai Pudong Development Bank Co. Ltd., Class A	74,400	112,537
Shanghai RAAS Blood Products Co. Ltd., Class A	24,000	31,502
Shanghai Tunnel Engineering Co. Ltd., Class A	12,400	10,826
Shanghai Yuyuan Tourist Mart Group Co. Ltd., Class A	12,400	17,942
Shanxi Lu’an Environmental Energy Development Co. Ltd., Class A	13,652	12,557
Shanxi Meijin Energy Co. Ltd., Class A(a)	12,400	11,949
Shanxi Securities Co. Ltd., Class A	17,860	21,435
Shanxi Taigang Stainless Steel Co. Ltd., Class A	18,600	9,939
Shanxi Xishan Coal & Electricity Power Co. Ltd., Class A	16,300	10,043
Shenergy Co. Ltd., Class A	24,800	20,748
Shengyi Technology Co. Ltd., Class A	6,200	22,459
Shenwan Hongyuan Group Co. Ltd., Class A	74,499	61,347
Shenzhen Energy Group Co. Ltd., Class A	44,820	37,496
Shenzhen Inovance Technology Co. Ltd., Class A	7,498	61,086
Shenzhen International Holdings Ltd.	31,000	49,759
Shenzhen Investment Ltd.	124,000	42,079
Shenzhen Kaifa Technology Co. Ltd., Class A	6,200	23,038
Shenzhen Overseas Chinese Town Co. Ltd., Class A	49,600	51,779
Shenzhou International Group Holdings Ltd.	31,000	499,990
Shimao Group Holdings Ltd.	62,000	279,195
Sichuan Chuantou Energy Co. Ltd., Class A	19,805	28,974
Sichuan Kelun Pharmaceutical Co. Ltd., Class A	6,200	22,395
Sichuan Languang Development Co. Ltd., Class A	12,400	9,957
SINA Corp.(a)	4,278	174,050
Sino Biopharmaceutical Ltd.	444,000	512,738
Sinolink Securities Co. Ltd., Class A	12,400	28,171
Sino-Ocean Group Holding Ltd.	62,000	14,320
Sinopec Engineering Group Co. Ltd., Class H	62,000	27,519
Sinopec Shanghai Petrochemical Co. Ltd., Class A	24,800	12,637
Sinopec Shanghai Petrochemical Co. Ltd., Class H	125,000	25,806
Sinopharm Group Co. Ltd., Class H	49,600	122,110
Sinotrans Ltd., Class A	18,600	9,939
Sinotruk Hong Kong Ltd.	31,000	80,598
SOHO China Ltd.(a)	97,500	30,067
Songcheng Performance Development Co. Ltd., Class A	11,880	31,013
SooChow Securities Co. Ltd., Class A	18,040	28,341
Southwest Securities Co. Ltd., Class A	18,600	15,235
SSY Group Ltd.	124,000	79,038
Sun Art Retail Group Ltd.	93,000	121,198
Sunac China Holdings Ltd.	105,000	441,669

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	42

Consolidated Schedule of Investments (continued) August 31, 2020	iShares® MSCI BRIC ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Suning.com Co. Ltd., Class A	24,800	$35,666
Sunny Optical Technology Group Co. Ltd.	31,000	459,591
Suzhou Dongshan Precision Manufacturing Co. Ltd., Class A	6,200	25,156
TAL Education Group, ADR(a)	15,810	1,166,936
TBEA Co. Ltd., Class A	12,400	14,791
TCL Technology Group Corp., Class A	49,600	51,272
Tencent Holdings Ltd.	206,600	14,141,830
Tencent Music Entertainment Group, ADR(a)	19,716	308,161
Tianjin Zhonghuan Semiconductor Co. Ltd., Class A	12,400	39,232
Tianma Microelectronics Co. Ltd., Class A	6,200	14,873
Tianshui Huatian Technology Co. Ltd., Class A	18,600	43,016
Tingyi Cayman Islands Holding Corp.	124,000	232,955
Tongcheng-Elong Holdings Ltd.(a)	49,600	97,278
TongFu Microelectronics Co. Ltd., Class A(a)	12,400	43,107
Tonghua Dongbao Pharmaceutical Co. Ltd., Class A	6,200	12,881
Tongling Nonferrous Metals Group Co. Ltd., Class A	37,200	12,438
Tongwei Co. Ltd., Class A	12,495	44,513
Topsports International Holdings Ltd.(b)	62,000	76,719
Transfar Zhilian Co. Ltd., Class A	12,400	10,935
TravelSky Technology Ltd., Class H	62,000	128,958
Trip.com Group Ltd., ADR(a)	18,786	568,089
Tsingtao Brewery Co. Ltd., Class H	24,000	218,628
Uni-President China Holdings Ltd.	62,000	56,479
Unisplendour Corp. Ltd., Class A	8,680	41,568
Vipshop Holdings Ltd., ADR(a)	17,670	291,732
Walvax Biotechnology Co. Ltd., Class A	6,200	57,482
Wanda Film Holding Co. Ltd., Class A(a)	6,200	16,774
Wanhua Chemical Group Co. Ltd., Class A	6,200	66,344
Want Want China Holdings Ltd.	186,000	127,678
Weibo Corp., ADR(a)	3,286	122,568
Weichai Power Co. Ltd., Class A	24,800	53,662
Weichai Power Co. Ltd., Class H	62,100	125,480
Wens Foodstuffs Group Co. Ltd., Class A	15,240	54,915
Western Securities Co. Ltd., Class A	24,800	35,340
Wharf Holdings Ltd. (The)	62,000	120,958
Winning Health Technology Group Co. Ltd., Class A	8,150	25,226
Wuhu Sanqi Interactive Entertainment Network Technology Group Co. Ltd., Class A	6,200	41,269
Wuliangye Yibin Co. Ltd., Class A	10,000	350,408
WUS Printed Circuit Kunshan Co. Ltd., Class A	6,200	19,046
WuXi AppTec Co. Ltd., Class A	9,040	145,067
WuXi AppTec Co. Ltd., Class H(b)	12,956	191,912
Wuxi Biologics Cayman Inc.(a)(b)	39,500	1,026,470
XCMG Construction Machinery Co. Ltd., Class A	24,800	22,486
Xiamen C & D Inc., Class A	12,400	17,416
Xiaomi Corp., Class B(a)(b)	396,800	1,203,177
Xinhu Zhongbao Co. Ltd., Class A	24,800	12,746
Xinjiang Goldwind Science & Technology Co. Ltd., Class A	18,653	29,740
Xinjiang Goldwind Science & Technology Co. Ltd., Class H	55,034	47,364
Xinyi Solar Holdings Ltd.	188,000	237,482
Yango Group Co. Ltd., Class A	12,400	12,764
Yanzhou Coal Mining Co. Ltd., Class H	124,000	95,518
Yihai International Holding Ltd.(a)	16,000	251,453
Yonghui Superstores Co. Ltd., Class A	24,893	32,274
Yonyou Network Technology Co. Ltd., Class A	12,430	76,059
Yuexiu Property Co. Ltd.	248,000	47,359
Yum China Holdings Inc.(a)	14,322	826,523

Security	Shares	Value

China (continued)
Yunda Holding Co. Ltd., Class A	8,330	$25,273
Yunnan Baiyao Group Co. Ltd., Class A	7,420	125,354
Yuzhou Group Holdings Co. Ltd.	62,000	28,959
Zai Lab Ltd., ADR(a)	2,852	226,363
Zhaojin Mining Industry Co. Ltd., Class H	62,000	69,439
Zhejiang Chint Electrics Co. Ltd., Class A(a)	6,200	31,203
Zhejiang Dahua Technology Co. Ltd., Class A	12,400	41,387
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd., Class A	6,200	23,590
Zhejiang Juhua Co. Ltd., Class A	12,400	12,673
Zhejiang Longsheng Group Co. Ltd., Class A	6,200	12,990
Zhejiang NHU Co. Ltd., Class A	13,630	65,213
Zhejiang Sanhua Intelligent Controls Co. Ltd., Class A	8,330	27,486
Zhengzhou Yutong Bus Co. Ltd., Class A	6,200	12,863
Zhenro Properties Group Ltd.	62,000	36,239
Zheshang Securities Co. Ltd., Class A	12,400	26,939
ZhongAn Online P&C Insurance Co. Ltd., Class H(a)(b)	12,400	81,678
Zhongjin Gold Corp. Ltd., Class A	12,400	19,734
Zhongsheng Group Holdings Ltd.	31,000	193,596
Zhuzhou CRRC Times Electric Co. Ltd., Class H	24,800	79,678
Zijin Mining Group Co. Ltd., Class A	24,800	26,034
Zijin Mining Group Co. Ltd., Class H	279,000	190,436
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A(a)	19,800	24,630
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H(a)	78,400	78,500
ZTE Corp., Class A	6,200	35,304
ZTE Corp., Class H	37,248	108,378
ZTO Express Cayman Inc., ADR	13,330	446,955

		106,202,642

India — 13.7%
Adani Ports & Special Economic Zone Ltd.	20,461	98,889
Ambuja Cements Ltd.	23,498	67,215
Asian Paints Ltd.	12,090	311,926
Aurobindo Pharma Ltd.	10,602	116,509
Avenue Supermarts Ltd.(a)(b)	5,828	178,247
Axis Bank Ltd.(a)	81,902	552,727
Bajaj Auto Ltd.	3,348	134,952
Bajaj Finance Ltd.	7,130	337,846
Bajaj Finserv Ltd.	1,488	125,140
Bandhan Bank Ltd.(a)(b)	27,094	112,561
Berger Paints India Ltd.	9,238	67,483
Bharat Forge Ltd.	9,796	65,371
Bharat Petroleum Corp. Ltd.	27,156	150,450
Bharti Airtel Ltd.	53,568	373,409
Bharti Infratel Ltd.	16,368	44,151
Biocon Ltd.(a)	13,144	67,169
Bosch Ltd.	372	64,760
Britannia Industries Ltd.	2,108	106,708
Cipla Ltd.	14,260	138,236
Coal India Ltd.	28,272	51,603
Colgate-Palmolive India Ltd.	2,418	44,783
Container Corp. of India Ltd.	9,176	48,992
Dabur India Ltd.	23,498	151,508
Divi’s Laboratories Ltd.	3,286	139,409
DLF Ltd.	32,240	69,357
Dr. Reddy’s Laboratories Ltd.	4,154	240,676
Eicher Motors Ltd.	5,580	158,589
GAIL India Ltd.	59,582	77,424
Godrej Consumer Products Ltd.	14,446	127,822

43	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2020	iShares® MSCI BRIC ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

India (continued)
Grasim Industries Ltd.	3,984	$36,526
Havells India Ltd.	11,656	97,474
HCL Technologies Ltd.	46,438	438,088
HDFC Asset Management Co. Ltd.(b)	1,798	58,891
HDFC Life Insurance Co. Ltd.(a)(b)	21,824	170,423
Hero MotoCorp Ltd.	3,906	159,517
Hindalco Industries Ltd.	38,502	96,899
Hindustan Petroleum Corp. Ltd.	25,048	68,586
Hindustan Unilever Ltd.	31,558	907,779
Housing Development Finance Corp. Ltd.	61,814	1,538,978
ICICI Bank Ltd.(a)	198,400	1,063,596
ICICI Lombard General Insurance Co. Ltd.(b)	7,254	123,847
ICICI Prudential Life Insurance Co. Ltd.(b)	12,958	74,404
Indian Oil Corp. Ltd.	76,570	89,253
Indraprastha Gas Ltd.(a)	11,526	61,766
Info Edge India Ltd.	2,976	131,952
Infosys Ltd.	139,872	1,764,564
InterGlobe Aviation Ltd.(a)(b)	4,340	70,704
ITC Ltd.	116,912	303,527
JSW Steel Ltd.	33,418	122,490
Larsen & Toubro Ltd.	19,592	251,516
LIC Housing Finance Ltd.	12,152	49,742
Lupin Ltd.	10,044	126,567
Mahindra & Mahindra Ltd.	27,094	223,392
Marico Ltd.	18,352	91,975
Maruti Suzuki India Ltd.	4,278	397,532
Motherson Sumi Systems Ltd.	39,060	58,213
Nestle India Ltd.	930	201,516
NTPC Ltd.	93,124	121,960
Oil & Natural Gas Corp. Ltd.	97,278	108,303
Page Industries Ltd.	248	63,974
Petronet LNG Ltd.	24,118	78,752
Pidilite Industries Ltd.	5,332	101,616
Piramal Enterprises Ltd.	3,534	65,646
Power Grid Corp. of India Ltd.	56,110	136,411
REC Ltd.	30,938	44,616
Reliance Industries Ltd.	111,166	3,142,385
SBI Life Insurance Co. Ltd.(a)(b)	14,074	158,269
Shree Cement Ltd.	372	102,507
Shriram Transport Finance Co. Ltd.	4,650	44,376
Siemens Ltd.	2,790	43,963
State Bank of India(a)	71,920	207,140
Sun Pharmaceutical Industries Ltd.	35,154	248,465
Tata Consultancy Services Ltd.	37,758	1,157,888
Tata Consumer Products Ltd.	12,586	91,025
Tata Motors Ltd.(a)	18,910	36,789
Tata Steel Ltd.	8,122	45,571
Tech Mahindra Ltd.	20,956	210,962
Titan Co. Ltd.	11,408	170,560
Torrent Pharmaceuticals Ltd.	1,798	65,015
UltraTech Cement Ltd.	4,526	240,041
United Spirits Ltd.(a)	11,594	86,103
UPL Ltd.	15,438	106,115
Vedanta Ltd.	55,986	97,851
Wipro Ltd.	48,484	178,701
Zee Entertainment Enterprises Ltd.	22,630	62,580

		20,221,213

Russia — 5.3%
Alrosa PJSC	76,880	68,140
Gazprom PJSC	434,624	1,060,410

Security	Shares	Value

Russia (continued)
Inter RAO UES PJSC	1,612,000	$113,168
LUKOIL PJSC	16,058	1,077,461
Magnit PJSC, GDR(f)	14,322	210,104
Magnitogorsk Iron & Steel Works PJSC	136,400	69,148
MMC Norilsk Nickel PJSC	2,480	644,520
Mobile TeleSystems PJSC, ADR	18,600	173,352
Moscow Exchange MICEX-RTS PJSC	55,380	102,168
Novatek PJSC, GDR(f)	3,661	542,194
Novolipetsk Steel PJSC	37,200	77,473
PhosAgro PJSC, GDR, Registered Shares(f)	8,618	102,726
Polymetal International PLC	7,455	199,080
Polyus PJSC	1,343	326,219
Rosneft Oil Co. PJSC	47,452	238,219
Sberbank of Russia PJSC(a)	402,380	1,222,286
Severstal PAO	4,464	56,000
Surgutneftegas PJSC	291,410	143,697
Tatneft PJSC	49,414	363,247
VTB Bank PJSC(a)	131,306,001	62,142
X5 Retail Group NV, GDR(f)	3,968	142,846
Yandex NV, Class A(a)	10,440	727,989

		7,722,589

Total Common Stocks — 97.5% (Cost: $127,629,156)		143,405,628

Preferred Stocks

Brazil — 2.0%
Banco Bradesco SA, Preference Shares, NVS	161,252	609,630
Braskem SA, Class A, Preference Shares, NVS	6,200	24,061
Centrais Eletricas Brasileiras SA, Class B, Preference Shares, NVS	6,282	41,098
Cia. Energetica de Minas Gerais, Preference Shares, NVS	38,895	74,657
Gerdau SA, Preference Shares, NVS	43,400	151,025
Itau Unibanco Holding SA, Preference Shares, NVS	179,856	772,090
Itausa SA, Preference Shares, NVS	130,244	223,883
Lojas Americanas SA, Preference Shares, NVS	31,390	184,647
Petroleo Brasileiro SA, Preference Shares, NVS	173,414	691,962
Telefonica Brasil SA, Preference Shares, NVS	18,664	162,760

		2,935,813

Russia — 0.1%
Surgutneftegas PJSC, Preference Shares, NVS	285,200	142,868

Total Preferred Stocks — 2.1% (Cost: $3,103,622)		3,078,681

Rights

China — 0.0%
Legend Holdings Corp. Class H, (Expires 10/30/20)(a)(d)	2,030	0	(e)

Total Rights — 0.0% (Cost: $0)		0	(e)

Short-Term Investments

Money Market Funds — 2.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.37%(g)(h)(i)	2,653,908	2,656,562

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	44

Consolidated Schedule of Investments (continued) August 31, 2020	iShares® MSCI BRIC ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.07%(g)(h)	960,000	$960,000

		3,616,562

Total Short-Term Investments — 2.4% (Cost: $3,614,478)		3,616,562

Total Investments in Securities — 102.0% (Cost: $134,347,256)		150,100,871

Other Assets, Less Liabilities — (2.0)%		(2,978,041)

Net Assets — 100.0%		$147,122,830

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Rounds to less than $1.
(f)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(g)	Affiliate of the Fund.
(h)	Annualized 7-day yield as of period-end.
(i)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$4,938,054	$—		$(2,284,479	)(a)	$1,127	$1,860	$2,656,562	2,653,908	$51,228	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	181,000	779,000	(a)	—		—	—	960,000	960,000	3,194		—

						$1,127	$1,860	$3,616,562		$54,422		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Hang Seng China Enterprises Index	2	09/29/20	$129	$(3,815)
MSCI Emerging Markets E-Mini Index	5	09/18/20	275	(4,521)

				$(8,336)

45	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2020	iShares® MSCI BRIC ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2020, the fair values of derivative financial instruments located in the Consolidated Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$8,336

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Consolidated Schedule of Investments. In the Consolidated Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2020, the effect of derivative financial instruments in the Consolidated Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$51,503

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(16,105)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$479,023

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Level 1	Level 2	Level 3		Total
Investments
Assets
Common Stocks	$143,405,628	$—	$0	(a)	$143,405,628
Preferred Stocks	3,078,681	—	—		3,078,681
Rights	—	—	0	(a)	0	(a)
Money Market Funds	3,616,562	—	—		3,616,562

	$150,100,871	$—	$0	(a)	$150,100,871

Derivative financial instruments(b)
Liabilities
Futures Contracts	$(8,336)	$—	$—		$(8,336)

(a)	Rounds to less than $1.
(b)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to consolidated financial statements.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	46

Consolidated Schedule of Investments August 31, 2020	iShares® MSCI Emerging Markets Asia ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

China — 50.4%
360 Security Technology Inc., Class A	8,199	$22,362
3SBio Inc.(a)(b)(c)	180,500	211,938
51job Inc., ADR(b)(c)	3,404	223,098
58.com Inc., ADR(b)(c)	12,136	671,849
AAC Technologies Holdings Inc.(c)	92,500	583,634
AECC Aviation Power Co. Ltd., Class A	15,000	97,764
Agile Group Holdings Ltd.	192,000	265,079
Agricultural Bank of China Ltd., Class A	454,500	213,011
Agricultural Bank of China Ltd., Class H	3,404,000	1,137,573
Aier Eye Hospital Group Co. Ltd., Class A	20,580	156,157
Air China Ltd., Class A	44,400	46,999
Air China Ltd., Class H	198,000	136,426
Aisino Corp., Class A	24,400	64,160
Alibaba Group Holding Ltd., ADR(b)	190,920	54,799,768
Alibaba Health Information Technology Ltd.(b)	22,000	53,140
Alibaba Pictures Group Ltd.(b)(c)	1,830,000	259,737
A-Living Services Co. Ltd., Class H(a)	37,000	190,964
Aluminum Corp. of China Ltd., Class A(b)	103,600	47,798
Aluminum Corp. of China Ltd., Class H(b)	528,000	129,443
Angang Steel Co. Ltd., Class A	85,760	33,682
Anhui Conch Cement Co. Ltd., Class A	19,500	173,415
Anhui Conch Cement Co. Ltd., Class H	153,000	1,109,475
ANTA Sports Products Ltd.	135,000	1,333,426
Autohome Inc., ADR(c)	7,252	581,900
AVIC Aircraft Co. Ltd., Class A	16,800	59,359
Avic Capital Co. Ltd., Class A	133,200	97,822
AVIC Shenyang Aircraft Co. Ltd., Class A	6,300	54,316
AviChina Industry & Technology Co. Ltd., Class H	339,000	211,707
BAIC BluePark New Energy Technology Co. Ltd., Class A(b)	31,200	29,382
BAIC Motor Corp. Ltd., Class H(a)(c)	296,000	141,695
Baidu Inc., ADR(b)	32,116	4,000,690
Bank of Chengdu Co. Ltd., Class A	19,700	29,223
Bank of China Ltd., Class A	172,900	82,800
Bank of China Ltd., Class H	9,028,000	2,958,797
Bank of Communications Co. Ltd., Class A	199,600	137,843
Bank of Communications Co. Ltd., Class H	1,048,000	547,654
Bank of Hangzhou Co. Ltd., Class A	44,600	84,327
Bank of Jiangsu Co. Ltd., Class A	70,399	65,988
Bank of Nanjing Co. Ltd., Class A	57,100	71,613
Bank of Ningbo Co. Ltd., Class A	28,600	148,237
Bank of Shanghai Co. Ltd., Class A	67,970	83,559
Baoshan Iron & Steel Co. Ltd., Class A	81,600	58,855
Baozun Inc., ADR(b)(c)	5,772	239,192
BBMG Corp., Class A	53,400	25,729
Beijing Capital International Airport Co. Ltd., Class H(b)	186,000	131,517
Beijing Dabeinong Technology Group Co. Ltd., Class A	38,800	64,410
Beijing Enlight Media Co. Ltd., Class A	29,600	70,012
Beijing Enterprises Holdings Ltd.	65,000	206,738
Beijing Enterprises Water Group Ltd.(b)	682,000	268,395
Beijing Shiji Information Technology Co. Ltd., Class A	5,400	25,939
Beijing Sinnet Technology Co. Ltd., Class A	14,800	56,960
Beijing Tongrentang Co. Ltd., Class A	18,400	79,788
BEST Inc., ADR(b)	7,104	28,416
Betta Pharmaceuticals Co. Ltd., Class A	2,600	49,668
Bilibili Inc., ADR(b)	592	27,972
BOC Aviation Ltd.(a)	26,300	195,634
BOE Technology Group Co. Ltd., Class A	162,800	130,732

Security	Shares	Value

China (continued)
Bosideng International Holdings Ltd.(c)	440,000	$126,036
Brilliance China Automotive Holdings Ltd.	376,000	336,695
BYD Co. Ltd., Class A	10,300	127,826
BYD Co. Ltd., Class H	80,000	794,823
BYD Electronic International Co. Ltd.	91,500	387,834
Caitong Securities Co. Ltd., Class A	24,500	52,082
CGN Power Co. Ltd., Class H(a)	1,255,000	272,046
Changjiang Securities Co. Ltd., Class A	56,100	69,868
Chaozhou Three-Circle Group Co. Ltd., Class A	29,699	121,326
Chengdu Kanghong Pharmaceutical Group Co. Ltd., Class A	4,900	34,569
China Aoyuan Group Ltd.	162,000	186,871
China Avionics Systems Co. Ltd., Class A	12,900	33,601
China Cinda Asset Management Co. Ltd., Class H	1,128,000	215,407
China CITIC Bank Corp. Ltd., Class A	87,000	66,306
China CITIC Bank Corp. Ltd., Class H	888,000	371,234
China Communications Construction Co. Ltd., Class A	20,100	23,331
China Communications Construction Co. Ltd., Class H	525,000	294,672
China Communications Services Corp. Ltd., Class H	332,000	218,045
China Conch Venture Holdings Ltd.	209,000	906,099
China Construction Bank Corp., Class A	88,800	80,384
China Construction Bank Corp., Class H	10,656,000	7,548,427
China Eastern Airlines Corp. Ltd., Class A	236,872	174,650
China Education Group Holdings Ltd.(c)	93,000	182,876
China Everbright Bank Co. Ltd., Class A	225,100	126,203
China Everbright Bank Co. Ltd., Class H	305,000	109,404
China Everbright International Ltd.	461,481	278,670
China Everbright Ltd.	122,000	187,955
China Evergrande Group	232,000	541,822
China Film Co. Ltd., Class A	29,600	64,912
China Fortune Land Development Co. Ltd., Class A	22,120	54,257
China Galaxy Securities Co. Ltd., Class H	518,000	312,131
China Gas Holdings Ltd.	325,600	892,757
China Gezhouba Group Co. Ltd., Class A	37,200	34,543
China Great Wall Securities Co. Ltd., Class A	14,800	30,101
China Hongqiao Group Ltd.	277,000	178,706
China Huarong Asset Management Co. Ltd., Class H(a)	1,268,000	145,613
China Huishan Dairy Holdings Co. Ltd.(b)(d)	20,200	0	(e)
China International Capital Corp. Ltd., Class H(a)(b)	171,200	406,896
China Jinmao Holdings Group Ltd.	676,000	423,037
China Lesso Group Holdings Ltd.	69,000	128,738
China Life Insurance Co. Ltd., Class A	10,900	69,514
China Life Insurance Co. Ltd., Class H	918,000	2,236,323
China Literature Ltd.(a)(b)	6,400	39,762
China Longyuan Power Group Corp. Ltd., Class H	400,000	252,382
China Medical System Holdings Ltd.	175,000	197,577
China Mengniu Dairy Co. Ltd.(b)	340,000	1,671,452
China Merchants Bank Co. Ltd., Class A	133,200	732,983
China Merchants Bank Co. Ltd., Class H	459,331	2,192,893
China Merchants Energy Shipping Co. Ltd., Class A	28,300	26,692
China Merchants Port Holdings Co. Ltd.	178,000	203,720
China Merchants Securities Co. Ltd., Class A(b)	42,680	134,287
China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	32,400	79,000
China Minsheng Banking Corp. Ltd., Class A	223,900	181,431
China Minsheng Banking Corp. Ltd., Class H	809,160	492,795
China Mobile Ltd.	692,000	4,834,977
China Molybdenum Co. Ltd., Class A	88,800	55,491
China Molybdenum Co. Ltd., Class H	513,000	208,506
China National Building Material Co. Ltd., Class H	488,000	686,335

47	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2020	iShares® MSCI Emerging Markets Asia ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
China National Chemical Engineering Co. Ltd., Class A	65,600	$56,126
China National Nuclear Power Co. Ltd., Class A	91,700	62,391
China National Software & Service Co. Ltd., Class A	2,500	36,077
China Northern Rare Earth Group High-Tech Co. Ltd., Class A(b)	22,100	39,849
China Oilfield Services Ltd., Class H	214,000	168,159
China Overseas Land & Investment Ltd.	471,000	1,364,354
China Pacific Insurance Group Co. Ltd., Class A	32,300	145,344
China Pacific Insurance Group Co. Ltd., Class H	325,800	905,917
China Petroleum & Chemical Corp., Class A(b)	103,600	60,958
China Petroleum & Chemical Corp., Class H	3,040,600	1,404,534
China Power International Development Ltd.	624,000	120,772
China Railway Construction Corp. Ltd., Class A	58,399	76,141
China Railway Construction Corp. Ltd., Class H	241,000	185,333
China Railway Group Ltd., Class A	99,800	81,598
China Railway Group Ltd., Class H	448,000	230,065
China Railway Signal & Communication Corp. Ltd., Class H(a)	134,000	54,291
China Reinsurance Group Corp., Class H	668,000	71,539
China Renewable Energy Investment Ltd.(a)(b)(d)	2,513	0	(e)
China Resources Beer Holdings Co. Ltd.	180,000	1,170,558
China Resources Cement Holdings Ltd.	328,000	478,236
China Resources Gas Group Ltd.	118,000	554,209
China Resources Land Ltd.	339,777	1,571,712
China Resources Pharmaceutical Group Ltd.(a)	222,000	125,750
China Resources Power Holdings Co. Ltd.	296,000	351,374
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., Class A	14,900	62,000
China Shenhua Energy Co. Ltd., Class A	25,200	59,457
China Shenhua Energy Co. Ltd., Class H	410,500	685,389
China Shipbuilding Industry Co. Ltd., Class A(b)	119,499	84,619
China South Publishing & Media Group Co. Ltd., Class A	50,899	83,232
China Southern Airlines Co. Ltd., Class A(b)	83,500	71,441
China Southern Airlines Co. Ltd., Class H(b)(c)	194,000	102,380
China Spacesat Co. Ltd., Class A	15,100	86,996
China State Construction Engineering Corp. Ltd., Class A	222,640	167,082
China State Construction International Holdings Ltd.	264,000	204,724
China Taiping Insurance Holdings Co. Ltd.	201,700	320,632
China Telecom Corp. Ltd., Class H	1,720,000	563,705
China Tourism Group Duty Free Corp. Ltd., Class A	10,500	318,872
China Tower Corp. Ltd., Class H(a)	5,180,000	989,194
China Traditional Chinese Medicine Holdings Co. Ltd.(b)	360,000	153,752
China Unicom Hong Kong Ltd.	744,000	527,030
China United Network Communications Ltd., Class A	158,700	120,256
China Vanke Co. Ltd., Class A	55,600	221,372
China Vanke Co. Ltd., Class H	207,200	644,313
China Yangtze Power Co. Ltd., Class A	133,200	375,340
Chongqing Brewery Co. Ltd., Class A	3,499	46,514
Chongqing Changan Automobile Co. Ltd., Class A(b)	20,900	35,733
Chongqing Rural Commercial Bank Co. Ltd., Class H	256,000	104,380
Chongqing Zhifei Biological Products Co. Ltd., Class A	9,100	179,565
CIFI Holdings Group Co. Ltd.	366,000	311,684
CITIC Ltd.	697,000	635,832
CITIC Securities Co. Ltd., Class A	59,400	275,789
CITIC Securities Co. Ltd., Class H	238,500	573,004
CNOOC Ltd.	2,122,000	2,414,926
Contemporary Amperex Technology Co. Ltd., Class A	11,700	352,496
COSCO SHIPPING Development Co. Ltd., Class A	193,900	60,017
COSCO SHIPPING Energy Transportation Co. Ltd., Class H	204,000	93,970

Security	Shares	Value

China (continued)
COSCO SHIPPING Holdings Co. Ltd., Class A(b)	94,200	$74,819
COSCO SHIPPING Holdings Co. Ltd., Class H(b)	284,000	142,547
COSCO SHIPPING Ports Ltd.	228,000	129,148
Country Garden Holdings Co. Ltd.(c)	926,828	1,149,244
Country Garden Services Holdings Co. Ltd.	152,000	1,060,057
CRRC Corp. Ltd., Class A	107,600	92,060
CRRC Corp. Ltd., Class H	548,750	247,818
CSPC Pharmaceutical Group Ltd.	680,000	1,510,887
Dali Foods Group Co. Ltd.(a)	265,500	162,723
Daqin Railway Co. Ltd., Class A	64,099	61,954
DHC Software Co. Ltd., Class A	22,300	37,964
Dong-E-E-Jiao Co. Ltd., Class A	5,300	35,774
Dongfang Electric Corp. Ltd., Class A	19,800	28,938
Dongfeng Motor Group Co. Ltd., Class H	352,000	244,351
Dongxing Securities Co. Ltd., Class A	34,800	67,830
East Money Information Co. Ltd., Class A	44,580	170,271
ENN Energy Holdings Ltd.	97,500	1,081,915
Everbright Securities Co. Ltd., Class A	14,900	47,686
Fangda Carbon New Material Co. Ltd., Class A(b)	133,240	130,922
Far East Horizon Ltd.	258,000	228,367
Financial Street Holdings Co. Ltd., Class A	14,800	14,780
First Capital Securities Co. Ltd., Class A	23,000	36,099
Focus Media Information Technology Co. Ltd., Class A	77,400	85,207
Foshan Haitian Flavouring & Food Co. Ltd., Class A	14,821	396,430
Fosun International Ltd.	326,000	363,010
Founder Securities Co. Ltd., Class A(b)	76,000	97,314
Foxconn Industrial Internet Co. Ltd., Class A	14,800	31,851
Fuyao Glass Industry Group Co. Ltd., Class A	15,800	66,853
Fuyao Glass Industry Group Co. Ltd., Class H(a)	71,200	229,214
Ganfeng Lithium Co. Ltd., Class A	8,900	65,634
G-Bits Network Technology Xiamen Co. Ltd., Class A	700	63,287
GD Power Development Co. Ltd., Class A	91,800	27,476
GDS Holdings Ltd., ADR(b)	7,844	634,893
Geely Automobile Holdings Ltd.	703,000	1,485,796
Gemdale Corp., Class A	28,600	59,796
Genscript Biotech Corp.(b)	120,000	231,944
GF Securities Co. Ltd., Class A	58,000	136,931
GF Securities Co. Ltd., Class H	146,000	172,748
Giant Network Group Co. Ltd., Class A	26,200	79,145
GoerTek Inc., Class A	22,600	135,584
GOME Retail Holdings Ltd.(b)(c)	1,395,000	199,796
Great Wall Motor Co. Ltd., Class H	388,000	421,034
Gree Electric Appliances Inc. of Zhuhai, Class A	15,400	122,541
Greenland Holdings Corp. Ltd., Class A	47,100	52,607
Greentown Service Group Co. Ltd.	184,000	247,386
Guangdong HEC Technology Holding Co. Ltd., Class A(b)	19,000	17,976
Guangdong Investment Ltd.	358,000	558,931
Guanghui Energy Co. Ltd., Class A(b)	52,300	22,221
Guangzhou Automobile Group Co. Ltd., Class H	372,800	320,361
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class A	7,300	34,650
Guangzhou Haige Communications Group Inc. Co., Class A	36,500	70,451
Guangzhou R&F Properties Co. Ltd., Class H	163,200	207,629
Guosen Securities Co. Ltd., Class A	45,600	93,275
Guotai Junan Securities Co. Ltd., Class A	27,500	77,652
Guotai Junan Securities Co. Ltd., Class H(a)	104,200	162,683
Guoyuan Securities Co. Ltd., Class A	14,800	23,813
Haidilao International Holding Ltd.(a)(c)	51,000	329,026
Haier Electronics Group Co. Ltd.	158,000	541,267

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	48

Consolidated Schedule of Investments (continued) August 31, 2020	iShares® MSCI Emerging Markets Asia ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Haier Smart Home Co. Ltd., Class A	29,700	$96,700
Haitian International Holdings Ltd.	83,000	200,910
Haitong Securities Co. Ltd., Class A(b)	66,000	146,182
Haitong Securities Co. Ltd., Class H(b)	324,400	294,675
Hangzhou Hikvision Digital Technology Co. Ltd., Class A	45,500	248,587
Hangzhou Robam Appliances Co. Ltd., Class A	5,600	31,887
Hangzhou Tigermed Consulting Co. Ltd., Class A	8,500	138,995
Hansoh Pharmaceutical Group Co. Ltd.(a)(b)	30,000	142,255
Henan Shuanghui Investment & Development Co. Ltd., Class A	29,600	274,428
Hengan International Group Co. Ltd.	90,500	713,477
Hengli Petrochemical Co. Ltd., Class A	29,600	90,885
Hengtong Optic-Electric Co. Ltd., Class A	36,900	88,086
Hengyi Petrochemical Co. Ltd., Class A	29,690	53,969
Hesteel Co. Ltd., Class A(b)	94,800	30,727
Hithink RoyalFlush Information Network Co. Ltd., Class A	2,600	63,744
Hongfa Technology Co. Ltd., Class A	6,100	41,574
Hua Hong Semiconductor Ltd.(a)(b)	58,000	209,544
Huaan Securities Co. Ltd., Class A	28,200	37,056
Huadian Power International Corp. Ltd., Class A	48,300	28,278
Huadong Medicine Co. Ltd., Class A	8,800	35,924
Huaneng Power International Inc., Class H	592,000	246,726
Huatai Securities Co. Ltd., Class A	44,400	138,792
Huatai Securities Co. Ltd., Class H(a)	213,200	374,124
Huaxi Securities Co. Ltd., Class A	44,400	82,977
Huaxia Bank Co. Ltd., Class A	80,400	75,480
Huayu Automotive Systems Co. Ltd., Class A	18,900	68,656
Huazhu Group Ltd., ADR	16,428	734,824
Hubei Biocause Pharmaceutical Co. Ltd., Class A	40,600	33,373
Hubei Energy Group Co. Ltd., Class A	91,900	52,329
Hunan Valin Steel Co. Ltd., Class A	38,300	27,233
Hundsun Technologies Inc., Class A	8,580	139,602
Hutchison China MediTech Ltd., ADR(b)(c)	8,307	275,959
HUYA Inc., ADR(b)	2,960	85,011
Iflytek Co. Ltd., Class A	12,300	67,685
Industrial & Commercial Bank of China Ltd., Class A	316,500	229,202
Industrial & Commercial Bank of China Ltd., Class H	6,808,000	3,812,406
Industrial Bank Co. Ltd., Class A	115,200	271,805
Industrial Securities Co. Ltd., Class A	15,400	18,482
Inner Mongolia BaoTou Steel Union Co. Ltd., Class A(b)	331,700	56,178
Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd., Class A	59,200	80,902
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	36,600	224,116
Inner Mongolia Yitai Coal Co. Ltd., Class B	142,800	99,960
Innovent Biologics Inc.(a)(b)	81,500	543,148
iQIYI Inc., ADR(b)	14,652	317,216
JD.com Inc., ADR(b)	95,756	7,530,252
Jiangsu Expressway Co. Ltd., Class H	124,000	124,158
Jiangsu Hengli Hydraulic Co. Ltd., Class A	5,920	56,623
Jiangsu Hengrui Medicine Co. Ltd., Class A	28,164	390,110
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	7,203	148,379
Jiangsu Zhongtian Technology Co. Ltd., Class A	29,600	48,835
Jiangxi Copper Co. Ltd., Class A	12,600	28,735
Jiangxi Copper Co. Ltd., Class H	167,000	196,948
Jinduicheng Molybdenum Co. Ltd., Class A	24,600	22,448
Jinke Properties Group Co. Ltd., Class A	59,200	88,336
Joincare Pharmaceutical Group Industry Co. Ltd., Class A	29,600	84,230
Jointown Pharmaceutical Group Co. Ltd., Class A(b)	29,600	76,581
JOYY Inc.(b)	6,956	594,321
Kaisa Group Holdings Ltd.(b)	375,000	188,706

Security	Shares	Value

China (continued)
Kingboard Holdings Ltd.	97,500	$313,881
Kingboard Laminates Holdings Ltd.	152,000	191,614
Kingdee International Software Group Co. Ltd.(b)(c)	304,000	775,087
Kingsoft Corp. Ltd.	108,000	578,311
Kunlun Energy Co. Ltd.	408,000	304,283
Kweichow Moutai Co. Ltd., Class A	7,918	2,065,294
KWG Group Holdings Ltd.	164,000	311,911
Lee & Man Paper Manufacturing Ltd.	178,000	106,568
Legend Holdings Corp., Class H(a)	49,600	73,087
Lenovo Group Ltd.	912,000	609,557
Lens Technology Co. Ltd., Class A	26,600	134,065
Lepu Medical Technology Beijing Co. Ltd., Class A	13,100	74,134
Li Ning Co. Ltd.	248,500	1,051,696
Liaoning Cheng Da Co. Ltd., Class A	29,600	113,272
Logan Group Co. Ltd.	197,000	367,048
Longfor Group Holdings Ltd.(a)	216,500	1,146,729
LONGi Green Energy Technology Co. Ltd., Class A	20,700	191,249
Luxshare Precision Industry Co. Ltd., Class A	38,741	311,098
Luye Pharma Group Ltd.(a)(c)	222,000	120,307
Luzhou Laojiao Co. Ltd., Class A	7,700	168,072
Mango Excellent Media Co. Ltd., Class A	7,100	73,600
Meinian Onehealth Healthcare Holdings Co. Ltd., Class A(b)	29,684	76,105
Meituan Dianping, Class B(b)	266,400	8,785,874
Momo Inc., ADR	17,794	362,998
Muyuan Foodstuff Co. Ltd., Class A	13,600	174,340
NARI Technology Co. Ltd., Class A	26,900	87,976
NavInfo Co. Ltd., Class A	10,800	25,923
NetEase Inc., ADR	9,620	4,686,960
New China Life Insurance Co. Ltd., Class A	12,300	107,481
New China Life Insurance Co. Ltd., Class H	99,100	395,753
New Hope Liuhe Co. Ltd., Class A	21,300	118,175
New Oriental Education & Technology Group Inc., ADR(b)	17,211	2,523,649
Nine Dragons Paper Holdings Ltd.(c)	216,000	239,686
Ninestar Corp., Class A	14,800	78,936
NIO Inc., ADR(b)(c)	99,043	1,884,788
Noah Holdings Ltd.(b)(c)	4,884	136,752
OFILM Group Co. Ltd., Class A	24,600	67,919
Oppein Home Group Inc., Class A	2,800	41,290
Orient Securities Co. Ltd., Class A	33,700	58,109
Oriental Pearl Group Co. Ltd., Class A	27,100	42,178
Pacific Securities Co. Ltd. (The), Class A(b)	51,300	31,832
People’s Insurance Co. Group of China Ltd. (The), Class H	1,017,000	331,995
Perfect World Co. Ltd., Class A	9,396	50,223
PetroChina Co. Ltd., Class A	52,900	34,215
PetroChina Co. Ltd., Class H	2,580,000	892,163
PICC Property & Casualty Co. Ltd., Class H	770,740	595,696
Pinduoduo Inc., ADR(b)(c)	23,815	2,118,106
Ping An Bank Co. Ltd., Class A	92,300	203,220
Ping An Healthcare and Technology Co. Ltd.(a)(b)(c)	29,800	434,495
Ping An Insurance Group Co. of China Ltd., Class A	65,600	733,853
Ping An Insurance Group Co. of China Ltd., Class H	666,000	7,093,837
Poly Developments and Holdings Group Co. Ltd., Class A	59,400	139,629
Postal Savings Bank of China Co. Ltd., Class H(a)	1,000,000	473,539
Power Construction Corp. of China Ltd., Class A	59,200	35,179
RiseSun Real Estate Development Co. Ltd., Class A	29,800	35,851
Rongsheng Petro Chemical Co. Ltd., Class A	29,619	85,625
SAIC Motor Corp. Ltd., Class A	45,922	125,111
Sanan Optoelectronics Co. Ltd., Class A	24,700	97,875

49	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2020	iShares® MSCI Emerging Markets Asia ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Sansteel Minguang Co. Ltd. Fujian, Class A	20,900	$21,208
Sany Heavy Industry Co. Ltd., Class A	43,300	139,968
SDIC Capital Co. Ltd., Class A	27,600	61,171
SDIC Power Holdings Co. Ltd., Class A	25,800	34,128
Seazen Group Ltd.(b)	310,000	281,195
Seazen Holdings Co. Ltd., Class A	11,300	59,229
Semiconductor Manufacturing International Corp.(b)	373,300	1,199,354
SF Holding Co. Ltd., Class A	6,400	79,519
Shaanxi Coal Industry Co. Ltd., Class A	70,100	83,209
Shandong Buchang Pharmaceuticals Co. Ltd., Class A	18,500	74,982
Shandong Gold Mining Co. Ltd., Class A	22,260	94,219
Shandong Linglong Tyre Co. Ltd., Class A	18,800	65,630
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	264,000	616,556
Shanghai Electric Group Co. Ltd., Class A(b)	81,900	66,485
Shanghai Electric Group Co. Ltd., Class H(b)	296,000	87,080
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class A	17,100	136,867
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	53,000	223,963
Shanghai Industrial Holdings Ltd.	63,000	94,620
Shanghai International Airport Co. Ltd., Class A	8,800	98,161
Shanghai International Port Group Co. Ltd., Class A	40,700	26,384
Shanghai Jinjiang International Hotels Co. Ltd., Class A	7,456	45,286
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	167,736	144,085
Shanghai Pharmaceuticals Holding Co. Ltd., Class A	14,800	47,971
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	118,400	211,130
Shanghai Pudong Development Bank Co. Ltd., Class A	156,400	236,570
Shanghai Tunnel Engineering Co. Ltd., Class A	80,300	70,110
Shanxi Lu’an Environmental Energy Development Co. Ltd., Class A	25,800	23,731
Shanxi Securities Co. Ltd., Class A	44,430	53,323
Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	5,500	158,371
Shanxi Xishan Coal & Electricity Power Co. Ltd., Class A	38,780	23,894
Shenergy Co. Ltd., Class A	30,300	25,349
Shenwan Hongyuan Group Co. Ltd., Class A	88,800	73,123
Shenzhen Energy Group Co. Ltd., Class A	91,920	76,900
Shenzhen Goodix Technology Co. Ltd., Class A	900	23,515
Shenzhen Hepalink Pharmaceutical Group Co. Ltd., Class A	29,656	105,866
Shenzhen Inovance Technology Co. Ltd., Class A	9,300	75,767
Shenzhen International Holdings Ltd.	132,500	212,680
Shenzhen Investment Ltd.	356,000	120,808
Shenzhen Kangtai Biological Products Co. Ltd., Class A	5,000	144,543
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	2,600	129,997
Shenzhen Overseas Chinese Town Co. Ltd., Class A	74,000	77,250
Shenzhou International Group Holdings Ltd.	92,900	1,498,358
Shijiazhuang Yiling Pharmaceutical Co. Ltd., Class A	14,800	61,757
Shimao Group Holdings Ltd.	142,000	639,446
Sichuan Chuantou Energy Co. Ltd., Class A	59,200	86,607
Sichuan Kelun Pharmaceutical Co. Ltd., Class A	29,600	106,919
SINA Corp.(b)	8,288	337,197
Sino Biopharmaceutical Ltd.	1,290,250	1,490,002
Sinolink Securities Co. Ltd., Class A	29,600	67,246
Sino-Ocean Group Holding Ltd.	327,500	75,640
Sinopec Engineering Group Co. Ltd., Class H	172,500	76,566
Sinopec Shanghai Petrochemical Co. Ltd., Class H	433,000	89,392
Sinopharm Group Co. Ltd., Class H	168,000	413,597
Sinotruk Hong Kong Ltd.	94,500	245,695
SOHO China Ltd.(b)(c)	266,000	82,029

Security	Shares	Value

China (continued)
Songcheng Performance Development Co. Ltd., Class A	14,800	$38,636
SooChow Securities Co. Ltd., Class A	29,620	46,533
Spring Airlines Co. Ltd., Class A	9,000	57,975
SSY Group Ltd.	212,000	135,130
Sun Art Retail Group Ltd.	319,000	415,721
Sunac China Holdings Ltd.	298,000	1,253,498
Suning.com Co. Ltd., Class A	74,000	106,422
Sunny Optical Technology Group Co. Ltd.	88,800	1,316,506
Suzhou Dongshan Precision Manufacturing Co. Ltd., Class A	15,100	61,267
Suzhou Gold Mantis Construction Decoration Co. Ltd., Class A	22,699	34,832
TAL Education Group, ADR(b)(c)	44,992	3,320,860
TBEA Co. Ltd., Class A	15,300	18,251
TCL Technology Group Corp., Class A	103,600	107,092
Tencent Holdings Ltd.	578,800	39,619,027
Tencent Music Entertainment Group, ADR(b)(c)	592	9,253
Tianma Microelectronics Co. Ltd., Class A	12,500	29,985
Tianqi Lithium Corp., Class A(b)	9,620	31,883
Tingyi Cayman Islands Holding Corp.	246,000	462,154
Toly Bread Co. Ltd., Class A	3,800	35,020
Tonghua Dongbao Pharmaceutical Co. Ltd., Class A	29,600	61,498
Tongling Nonferrous Metals Group Co. Ltd., Class A	79,300	26,514
Tongwei Co. Ltd., Class A	29,600	105,450
Transfar Zhilian Co. Ltd., Class A	74,099	65,345
TravelSky Technology Ltd., Class H	111,000	230,876
Trip.com Group Ltd., ADR(b)	57,128	1,727,551
Tsingtao Brewery Co. Ltd., Class A	3,300	42,091
Tsingtao Brewery Co. Ltd., Class H	48,000	437,256
Uni-President China Holdings Ltd.	191,000	173,991
Unisplendour Corp. Ltd., Class A	9,380	44,920
Vipshop Holdings Ltd., ADR(b)	54,464	899,201
Wangsu Science & Technology Co. Ltd., Class A	19,200	25,678
Wanhua Chemical Group Co. Ltd., Class A	16,300	174,420
Want Want China Holdings Ltd.(c)	616,000	422,846
Weibo Corp., ADR(b)(c)	7,104	264,979
Weichai Power Co. Ltd., Class A	42,700	92,393
Weichai Power Co. Ltd., Class H	236,200	477,267
Wens Foodstuffs Group Co. Ltd., Class A	38,160	137,504
Western Securities Co. Ltd., Class A	42,600	60,705
Wharf Holdings Ltd. (The)	148,000	288,738
Winning Health Technology Group Co. Ltd., Class A	19,000	58,810
Wuhan Guide Infrared Co. Ltd., Class A	15,350	85,993
Wuhu Sanqi Interactive Entertainment Network Technology Group Co. Ltd., Class A	11,800	78,544
Wuliangye Yibin Co. Ltd., Class A	21,600	756,882
WuXi AppTec Co. Ltd., Class A	10,920	175,236
WuXi AppTec Co. Ltd., Class H(a)	44,480	658,865
Wuxi Biologics Cayman Inc.(a)(b)	66,000	1,715,115
Wuxi Lead Intelligent Equipment Co. Ltd., Class A	5,200	34,119
Wuxi Taiji Industry Co. Ltd., Class A	29,600	48,662
XCMG Construction Machinery Co. Ltd., Class A	74,200	67,276
Xiamen C & D Inc., Class A	22,000	30,900
Xiaomi Corp., Class B(a)(b)	921,200	2,793,262
Xinhu Zhongbao Co. Ltd., Class A	103,600	53,243
Xinjiang Goldwind Science & Technology Co. Ltd., Class A	34,302	54,690
Xinjiang Goldwind Science & Technology Co. Ltd., Class H	118,562	102,038
Xinyi Solar Holdings Ltd.	380,000	480,017

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	50

Consolidated Schedule of Investments (continued) August 31, 2020	iShares® MSCI Emerging Markets Asia ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Yango Group Co. Ltd., Class A	25,700	$26,454
Yantai Jereh Oilfield Services Group Co. Ltd., Class A	5,600	28,003
Yanzhou Coal Mining Co. Ltd., Class A	44,400	60,158
Yanzhou Coal Mining Co. Ltd., Class H	186,000	143,277
Yifan Pharmaceutical Co. Ltd., Class A	29,600	129,565
Yihai International Holding Ltd.(b)	57,000	895,802
Yonghui Superstores Co. Ltd., Class A	76,200	98,794
Yonyou Network Technology Co. Ltd., Class A	18,240	111,611
Youzu Interactive Co. Ltd., Class A	11,500	34,672
Yuexiu Property Co. Ltd.	920,000	175,687
Yum China Holdings Inc.(b)(c)	43,808	2,528,160
Yunda Holding Co. Ltd., Class A	7,280	22,087
Yunnan Baiyao Group Co. Ltd., Class A	5,500	92,917
Yuzhou Group Holdings Co. Ltd.	225,000	105,095
Zhaojin Mining Industry Co. Ltd., Class H	127,500	142,797
Zhejiang Chint Electrics Co. Ltd., Class A(b)	22,000	110,720
Zhejiang Dahua Technology Co. Ltd., Class A	22,200	74,096
Zhejiang Expressway Co. Ltd., Class H	198,000	133,615
Zhejiang Huayou Cobalt Co. Ltd., Class A(b)	7,100	41,631
Zhejiang Longsheng Group Co. Ltd., Class A	30,600	64,112
Zhejiang NHU Co. Ltd., Class A	7,800	37,319
Zhejiang Semir Garment Co. Ltd., Class A	16,900	18,975
Zhengzhou Yutong Bus Co. Ltd., Class A	11,900	24,689
ZhongAn Online P&C Insurance Co. Ltd., Class H(a)(b)	46,600	306,953
Zhongjin Gold Corp. Ltd., Class A	22,000	35,012
Zhongsheng Group Holdings Ltd.	75,000	468,378
Zhuzhou CRRC Times Electric Co. Ltd., Class H	68,800	221,043
Zijin Mining Group Co. Ltd., Class A	103,600	108,756
Zijin Mining Group Co. Ltd., Class H	712,000	485,988
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A(b)	59,200	73,642
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H(b)	59,200	59,275
ZTE Corp., Class A	13,100	74,593
ZTE Corp., Class H	95,960	279,207
ZTO Express Cayman Inc., ADR	39,368	1,320,009

		281,279,779

India — 10.8%
Adani Ports & Special Economic Zone Ltd.	76,428	369,382
Ambuja Cements Ltd.	79,923	228,615
Asian Paints Ltd.	36,016	929,226
Aurobindo Pharma Ltd.	34,780	382,210
Avenue Supermarts Ltd.(a)(b)	16,034	490,392
Axis Bank Ltd.(b)	277,089	1,869,972
Bajaj Auto Ltd.	10,345	416,990
Bajaj Finance Ltd.	22,200	1,051,919
Bajaj Finserv Ltd.	4,739	398,547
Bandhan Bank Ltd.(a)(b)	79,258	329,275
Berger Paints India Ltd.	16,280	118,925
Bharat Forge Ltd.	28,164	187,945
Bharat Petroleum Corp. Ltd.	81,548	451,792
Bharti Airtel Ltd.	180,560	1,258,640
Bharti Infratel Ltd.	43,844	118,265
Bosch Ltd.	1,047	182,268
Britannia Industries Ltd.	7,434	376,313
Cipla Ltd.	45,880	444,760
Coal India Ltd.	142,376	259,868
Colgate-Palmolive India Ltd.	2,960	54,821
Container Corp. of India Ltd.	27,824	148,556
Dabur India Ltd.	64,727	417,341

Security	Shares	Value

India (continued)
Divi’s Laboratories Ltd.	10,309	$437,360
DLF Ltd.	36,112	77,687
Dr. Reddy’s Laboratories Ltd.	14,060	814,614
Eicher Motors Ltd.	15,520	441,094
GAIL India Ltd.	193,417	251,338
Godrej Consumer Products Ltd.	43,512	385,006
Grasim Industries Ltd.	37,077	339,930
Havells India Ltd.	31,885	266,641
HCL Technologies Ltd.	134,718	1,270,906
HDFC Asset Management Co. Ltd.(a)	3,996	130,883
HDFC Life Insurance Co. Ltd.(a)(b)	58,122	453,874
Hero MotoCorp Ltd.	11,465	468,218
Hindalco Industries Ltd.	139,553	351,217
Hindustan Petroleum Corp. Ltd.	77,140	211,223
Hindustan Unilever Ltd.	97,976	2,818,320
Housing Development Finance Corp. Ltd.	188,952	4,704,323
ICICI Bank Ltd.(b)	565,064	3,029,233
ICICI Lombard General Insurance Co. Ltd.(a)	17,268	294,816
ICICI Prudential Life Insurance Co. Ltd.(a)	26,828	154,045
Indian Oil Corp. Ltd.	225,996	263,430
Info Edge India Ltd.	5,456	241,911
Infosys Ltd.	389,980	4,919,817
InterGlobe Aviation Ltd.(a)(b)	11,988	195,298
ITC Ltd.	432,012	1,121,591
JSW Steel Ltd.	106,813	391,511
Jubilant Foodworks Ltd.	888	25,298
Larsen & Toubro Ltd.	56,536	725,791
LIC Housing Finance Ltd.	33,152	135,702
Lupin Ltd.	28,238	355,835
Mahindra & Mahindra Ltd.	90,178	743,525
Marico Ltd.	57,481	288,079
Maruti Suzuki India Ltd.	13,056	1,213,224
Motherson Sumi Systems Ltd.	118,252	176,235
Nestle India Ltd.	2,947	638,567
NTPC Ltd.	282,088	369,436
Oil & Natural Gas Corp. Ltd.	317,549	353,539
Page Industries Ltd.	672	173,348
Petronet LNG Ltd.	83,028	271,111
Pidilite Industries Ltd.	15,637	298,007
Piramal Enterprises Ltd.	12,105	224,857
Power Grid Corp. of India Ltd.	219,632	533,956
REC Ltd.	89,025	128,384
Reliance Industries Ltd.	318,052	8,990,535
SBI Life Insurance Co. Ltd.(a)(b)	32,856	369,481
Shree Cement Ltd.	1,068	294,294
Shriram Transport Finance Co. Ltd.	24,124	230,220
Siemens Ltd.	3,552	55,970
State Bank of India(b)	221,543	638,075
Sun Pharmaceutical Industries Ltd.	103,156	729,096
Tata Consultancy Services Ltd.	105,376	3,231,464
Tata Consumer Products Ltd.	5,624	40,674
Tata Motors Ltd.(b)	209,700	407,962
Tata Steel Ltd.	41,409	232,339
Tech Mahindra Ltd.	55,796	561,693
Titan Co. Ltd.	38,628	577,524
UltraTech Cement Ltd.	12,728	675,043
United Spirits Ltd.(b)	41,533	308,447
UPL Ltd.	67,299	462,588
Vedanta Ltd.	228,015	398,521
Wipro Ltd.	146,520	540,038

51	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2020	iShares® MSCI Emerging Markets Asia ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

India (continued)
Zee Entertainment Enterprises Ltd.	108,520	$300,095

		60,219,261

Indonesia — 2.0%
Ace Hardware Indonesia Tbk PT	296,000	31,404
Adaro Energy Tbk PT	1,816,200	135,318
Astra International Tbk PT	2,445,900	856,590
Bank Central Asia Tbk PT	1,213,800	2,615,140
Bank Mandiri Persero Tbk PT	2,291,400	936,229
Bank Negara Indonesia Persero Tbk PT	917,600	321,357
Bank Rakyat Indonesia Persero Tbk PT	6,808,400	1,641,029
Barito Pacific Tbk PT(b)	3,418,800	197,205
Charoen Pokphand Indonesia Tbk PT(b)	976,800	422,581
Gudang Garam Tbk PT(b)	63,400	206,798
Hanjaya Mandala Sampoerna Tbk PT	1,162,000	131,660
Indah Kiat Pulp & Paper Corp. Tbk PT	370,000	236,292
Indocement Tunggal Prakarsa Tbk PT	230,400	187,880
Indofood CBP Sukses Makmur Tbk PT	297,200	208,678
Indofood Sukses Makmur Tbk PT	562,800	294,685
Kalbe Farma Tbk PT	2,684,600	291,273
Perusahaan Gas Negara Tbk PT	1,482,800	127,788
Semen Indonesia Persero Tbk PT	371,100	268,848
Telekomunikasi Indonesia Persero Tbk PT	5,875,600	1,153,937
Unilever Indonesia Tbk PT	932,400	526,626
United Tractors Tbk PT	210,100	331,832
XL Axiata Tbk PT	162,800	27,278

		11,150,428

Malaysia — 2.3%
AMMB Holdings Bhd	198,700	139,288
Axiata Group Bhd	335,600	242,505
CIMB Group Holdings Bhd	580,200	459,647
Dialog Group Bhd	470,478	405,477
DiGi.Com Bhd	393,900	373,522
Fraser & Neave Holdings Bhd	20,700	152,163
Gamuda Bhd	281,200	229,523
Genting Bhd	251,600	212,007
Genting Malaysia Bhd	367,000	200,879
Genting Plantations Bhd	52,100	124,325
HAP Seng Consolidated Bhd	65,600	113,389
Hartalega Holdings Bhd	198,900	788,820
Hong Leong Bank Bhd	80,700	271,228
Hong Leong Financial Group Bhd	26,100	77,319
IHH Healthcare Bhd	271,800	349,741
IJM Corp. Bhd	8,600	2,477
IOI Corp. Bhd	242,900	260,073
Kuala Lumpur Kepong Bhd	51,700	281,244
Malayan Banking Bhd	463,000	814,738
Malaysia Airports Holdings Bhd	127,656	156,295
Maxis Bhd	301,300	361,661
MISC Bhd	171,200	312,767
Nestle Malaysia Bhd	8,500	284,048
Petronas Chemicals Group Bhd	300,000	393,230
Petronas Dagangan Bhd	43,100	213,146
Petronas Gas Bhd	97,100	384,624
PPB Group Bhd	76,080	328,758
Press Metal Aluminium Holdings Bhd	177,600	222,133
Public Bank Bhd	379,510	1,495,992
QL Resources Bhd	89,100	205,344
RHB Bank Bhd	201,262	221,289
Sime Darby Bhd	356,600	187,481

Security	Shares	Value

Malaysia (continued)
Sime Darby Plantation Bhd	267,000	$326,900
Supermax Corp. Bhd(b)	14,300	76,006
Telekom Malaysia Bhd	153,000	152,431
Tenaga Nasional Bhd	325,600	848,882
Top Glove Corp. Bhd	199,900	1,261,162
Westports Holdings Bhd	104,200	91,305
YTL Corp. Bhd(b)	407,308	65,513

		13,087,332

Pakistan — 0.0%
Habib Bank Ltd.(b)	51,476	41,790
MCB Bank Ltd.(b)	80,128	82,762
Oil & Gas Development Co. Ltd.	88,800	61,524

		186,076

Philippines — 1.0%
Aboitiz Equity Ventures Inc.	236,810	234,441
Aboitiz Power Corp.	177,600	97,619
Ayala Corp.	33,890	512,701
Ayala Land Inc.	871,460	517,646
Bank of the Philippine Islands	126,052	174,187
BDO Unibank Inc.	245,409	435,293
Globe Telecom Inc.	4,390	189,055
GT Capital Holdings Inc.	11,120	91,740
International Container Terminal Services Inc.	126,240	273,388
JG Summit Holdings Inc.	374,446	496,584
Jollibee Foods Corp.	55,090	153,504
Manila Electric Co.	29,930	166,055
Megaworld Corp.(b)	1,602,900	96,204
Metro Pacific Investments Corp.	1,951,400	135,232
Metropolitan Bank & Trust Co.	223,512	154,432
PLDT Inc.	11,840	361,171
Puregold Price Club Inc.	29,600	32,967
Robinsons Land Corp.	287,190	86,598
SM Investments Corp.	29,169	511,367
SM Prime Holdings Inc.	1,237,250	745,131
Universal Robina Corp.	115,120	327,184

		5,792,499

South Korea — 14.2%
Alteogen Inc.(b)	290	51,023
Amorepacific Corp.	4,144	586,069
AMOREPACIFIC Group	3,734	160,311
BGF retail Co. Ltd.	888	95,311
BNK Financial Group Inc.	33,596	143,672
Celltrion Healthcare Co. Ltd.(b)	6,956	586,157
Celltrion Inc.(b)	11,348	2,837,239
Cheil Worldwide Inc.	8,405	129,128
CJ CheilJedang Corp.	1,078	369,346
CJ Corp.	1,776	121,101
CJ ENM Co. Ltd.	1,418	141,693
CJ Logistics Corp.(b)	1,107	141,182
Coway Co. Ltd.(b)	6,371	427,987
Daelim Industrial Co. Ltd.	3,610	264,087
Daewoo Engineering & Construction Co. Ltd.(b)	382	947
Daewoo Shipbuilding & Marine Engineering Co. Ltd.(b)	6,216	115,906
DB Insurance Co. Ltd.	6,368	233,995
Doosan Bobcat Inc.	6,885	152,433
E-MART Inc.	2,665	269,215
Fila Holdings Corp.	5,624	164,284
GS Engineering & Construction Corp.	7,400	153,868
GS Holdings Corp.	5,328	145,770

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	52

Consolidated Schedule of Investments (continued) August 31, 2020	iShares® MSCI Emerging Markets Asia ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea (continued)
GS Retail Co. Ltd.	3,108	$86,210
Hana Financial Group Inc.	36,786	873,277
Hankook Tire & Technology Co. Ltd.	9,780	242,874
Hanmi Pharm Co. Ltd.	870	224,476
Hanon Systems	23,680	257,153
Hanwha Corp.	5,180	119,917
Hanwha Solutions Corp.	14,210	477,893
HLB Inc.(b)	5,005	365,716
Hotel Shilla Co. Ltd.	4,021	237,963
Hyundai Department Store Co. Ltd.	28	1,266
Hyundai Engineering & Construction Co. Ltd.	9,661	262,284
Hyundai Glovis Co. Ltd.	2,407	294,822
Hyundai Heavy Industries Holdings Co. Ltd.	1,218	231,727
Hyundai Marine & Fire Insurance Co. Ltd.	8,147	151,569
Hyundai Mobis Co. Ltd.(b)	8,373	1,578,880
Hyundai Motor Co.(b)	18,457	2,742,369
Hyundai Steel Co.	10,386	219,453
Industrial Bank of Korea	30,488	207,634
Kakao Corp.	6,271	2,148,579
Kangwon Land Inc.	15,070	261,971
KB Financial Group Inc.	47,804	1,482,934
Kia Motors Corp.	32,483	1,160,791
KMW Co. Ltd.(b)	1,332	85,668
Korea Aerospace Industries Ltd.	9,595	181,335
Korea Electric Power Corp.(b)	30,340	523,588
Korea Gas Corp.	3,363	66,813
Korea Investment Holdings Co. Ltd.	4,884	250,388
Korea Shipbuilding & Offshore Engineering Co. Ltd.(b)	4,805	348,675
Korea Zinc Co. Ltd.	1,048	351,568
Korean Air Lines Co. Ltd.(b)	9,768	145,134
KT&G Corp.	14,388	1,006,518
Kumho Petrochemical Co. Ltd.	2,383	201,609
LG Chem Ltd.	5,624	3,503,460
LG Corp.	11,842	824,424
LG Display Co. Ltd.(b)	29,109	357,767
LG Electronics Inc.	13,616	965,121
LG Household & Health Care Ltd.	1,116	1,383,844
LG Innotek Co. Ltd.	1,719	209,828
LG Uplus Corp.	16,280	163,773
Lotte Chemical Corp.	2,103	335,481
Lotte Corp.	4,144	104,655
Lotte Shopping Co. Ltd.	1,277	81,700
Meritz Securities Co. Ltd.	38,776	104,619
Mirae Asset Daewoo Co. Ltd.	50,468	395,111
NAVER Corp.	14,504	3,937,655
NCSoft Corp.	2,051	1,424,425
Netmarble Corp.(a)(b)	3,274	458,895
NH Investment & Securities Co. Ltd.	15,344	115,736
Orion Corp./Republic of Korea	3,007	355,656
Ottogi Corp.	296	150,006
Pan Ocean Co. Ltd.(b)	37,019	105,800
Pearl Abyss Corp.(b)	888	136,052
POSCO	9,324	1,448,167
POSCO Chemical Co. Ltd.	3,404	255,035
Posco International Corp.	6,956	79,638
S-1 Corp.	2,329	170,965
Samsung Biologics Co. Ltd.(a)(b)	2,072	1,357,030
Samsung C&T Corp.	10,804	982,264
Samsung Card Co. Ltd.	4,588	111,040
Samsung Electro-Mechanics Co. Ltd.	7,081	742,137

Security	Shares	Value

South Korea (continued)
Samsung Electronics Co. Ltd.	467,976	$21,273,427
Samsung Engineering Co. Ltd.(b)	19,390	184,449
Samsung Fire & Marine Insurance Co. Ltd.	3,810	599,773
Samsung Heavy Industries Co. Ltd.(b)	55,920	242,905
Samsung Life Insurance Co. Ltd.	8,880	457,493
Samsung SDI Co. Ltd.	6,783	2,583,810
Samsung SDS Co. Ltd.	4,242	562,434
Samsung Securities Co. Ltd.	8,288	210,357
Shinhan Financial Group Co. Ltd.	55,796	1,392,669
Shinsegae Inc.	970	165,763
SK Holdings Co. Ltd.	4,358	785,093
SK Hynix Inc.	62,604	3,957,876
SK Innovation Co. Ltd.	7,104	867,144
SK Telecom Co. Ltd.	2,506	523,182
S-Oil Corp.	5,483	260,787
Woori Financial Group Inc.	57,720	411,071
Yuhan Corp.	6,068	342,248

		79,162,543

Taiwan — 15.9%
Accton Technology Corp.	42,000	334,952
Acer Inc.(b)	416,062	331,103
Advantech Co. Ltd.	47,604	492,402
Airtac International Group	15,000	332,805
ASE Technology Holding Co. Ltd.	433,484	904,154
Asia Cement Corp.	274,229	397,210
Asustek Computer Inc.	80,000	662,543
AU Optronics Corp.(b)	1,036,000	368,972
Catcher Technology Co. Ltd.	80,000	546,666
Cathay Financial Holding Co. Ltd.	918,624	1,247,624
Chailease Holding Co. Ltd.	133,565	589,495
Chang Hwa Commercial Bank Ltd.	736,210	457,912
Cheng Shin Rubber Industry Co. Ltd.	238,776	292,962
Chicony Electronics Co. Ltd.	73,518	221,745
China Development Financial Holding Corp.	1,605,200	467,202
China Life Insurance Co. Ltd.	344,040	240,956
China Steel Corp.	1,628,867	1,104,731
Chunghwa Telecom Co. Ltd.	444,000	1,641,838
Compal Electronics Inc.	592,000	373,260
CTBC Financial Holding Co. Ltd.	2,368,265	1,529,527
Delta Electronics Inc.	232,000	1,494,402
E.Sun Financial Holding Co. Ltd.	1,410,917	1,307,941
Eclat Textile Co. Ltd.	23,604	311,727
Eva Airways Corp.	276,610	108,414
Evergreen Marine Corp. Taiwan Ltd.(b)	296,867	176,047
Far Eastern New Century Corp.	383,460	345,671
Far EasTone Telecommunications Co. Ltd.	190,000	396,946
Feng TAY Enterprise Co. Ltd.	45,564	264,767
First Financial Holding Co. Ltd.	1,276,234	924,287
Formosa Chemicals & Fibre Corp.	401,950	928,794
Formosa Petrochemical Corp.	152,000	424,791
Formosa Plastics Corp.	479,400	1,277,681
Formosa Taffeta Co. Ltd.	137,000	147,779
Foxconn Technology Co. Ltd.	111,521	198,401
Fubon Financial Holding Co. Ltd.	786,396	1,147,104
Giant Manufacturing Co. Ltd.	39,000	405,399
Globalwafers Co. Ltd.	26,000	349,130
Highwealth Construction Corp.	119,840	189,512
Hiwin Technologies Corp.	32,049	351,713
Hon Hai Precision Industry Co. Ltd.	1,417,651	3,715,467
Hotai Motor Co. Ltd.	39,000	793,518

53	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2020	iShares® MSCI Emerging Markets Asia ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Taiwan (continued)
Hua Nan Financial Holdings Co. Ltd.	1,092,955	$672,353
Innolux Corp.(b)	1,050,620	326,556
Inventec Corp.	296,980	230,264
Largan Precision Co. Ltd.	12,000	1,384,387
Lite-On Technology Corp.	268,032	423,860
MediaTek Inc.	178,176	3,376,305
Mega Financial Holding Co. Ltd.	1,480,542	1,475,925
Micro-Star International Co. Ltd.	89,000	411,005
Nan Ya Plastics Corp.	628,090	1,316,481
Nanya Technology Corp.	162,000	286,550
Nien Made Enterprise Co. Ltd.	23,000	264,949
Novatek Microelectronics Corp.	68,000	556,209
Pegatron Corp.	240,000	511,221
Phison Electronics Corp.	18,000	169,930
Pou Chen Corp.	260,000	245,454
Powertech Technology Inc.	97,000	285,630
President Chain Store Corp.	66,000	607,331
Quanta Computer Inc.	324,000	850,263
Realtek Semiconductor Corp.	61,140	791,820
Ruentex Development Co. Ltd.	120,658	177,647
Shanghai Commercial & Savings Bank Ltd. (The)	422,980	602,579
Shin Kong Financial Holding Co. Ltd.	1,480,562	418,815
SinoPac Financial Holdings Co. Ltd.	1,480,699	545,015
Standard Foods Corp.	54,987	119,376
Synnex Technology International Corp.	172,050	256,244
Taishin Financial Holding Co. Ltd.	1,171,649	529,092
Taiwan Business Bank	888,323	302,753
Taiwan Cement Corp.	644,182	941,854
Taiwan Cooperative Financial Holding Co. Ltd.	1,163,500	795,057
Taiwan High Speed Rail Corp.	248,000	274,696
Taiwan Mobile Co. Ltd.	190,000	657,260
Taiwan Semiconductor Manufacturing Co. Ltd.	2,426,000	35,263,670
Uni-President Enterprises Corp.	593,650	1,347,480
United Microelectronics Corp.	1,484,000	1,072,229
Vanguard International Semiconductor Corp.	120,000	382,394
Walsin Technology Corp.	41,000	223,574
Win Semiconductors Corp.	41,000	399,639
Winbond Electronics Corp.	419,000	173,503
Wistron Corp.	369,080	401,263
Wiwynn Corp.	6,000	159,910
WPG Holdings Ltd.	258,320	361,841
Yageo Corp.	43,151	489,726
Yuanta Financial Holding Co. Ltd.	1,239,648	777,381
Zhen Ding Technology Holding Ltd.	61,455	257,620

		88,914,661

Thailand — 2.6%
Advanced Info Service PCL, NVDR	148,400	872,591
Airports of Thailand PCL, NVDR(c)	556,500	1,001,333
Bangkok Bank PCL, Foreign	61,400	210,108
Bangkok Dusit Medical Services PCL, NVDR	1,164,500	778,267
Bangkok Expressway & Metro PCL, NVDR	947,200	275,433
Berli Jucker PCL, NVDR	152,000	180,705
BTS Group Holdings PCL, NVDR(c)	799,200	267,063
Bumrungrad Hospital PCL, NVDR	59,900	212,674
Central Pattana PCL, NVDR	267,800	404,421
Central Retail Corp. PCL, NVDR(b)	29,674	28,365
Charoen Pokphand Foods PCL, NVDR	532,800	552,102
CP ALL PCL, NVDR(b)	710,400	1,449,447
Electricity Generating PCL, NVDR	37,500	267,491
Energy Absolute PCL, NVDR	210,600	284,206

Security	Shares	Value

Thailand (continued)
Global Power Synergy PCL, NVDR	46,600	$95,828
Gulf Energy Development PCL, NVDR	348,900	353,132
Home Product Center PCL, NVDR	782,449	374,600
Indorama Ventures PCL, NVDR	251,600	191,595
Intouch Holdings PCL, NVDR	281,200	492,422
IRPC PCL, NVDR(c)	1,687,200	126,855
Kasikornbank PCL, Foreign	162,800	440,707
Kasikornbank PCL, NVDR	44,400	120,193
Krung Thai Bank PCL, NVDR	384,850	118,092
Land & Houses PCL, NVDR	1,085,500	258,100
Minor International PCL, NVDR(b)(c)	414,480	298,316
Muangthai Capital PCL, NVDR(b)	76,500	122,287
PTT Exploration & Production PCL, NVDR	177,810	508,478
PTT Global Chemical PCL, NVDR	310,800	461,868
PTT PCL, NVDR	1,392,700	1,610,963
Ratch Group PCL, NVDR	99,500	179,035
Siam Cement PCL (The), NVDR	95,100	1,081,706
Siam Commercial Bank PCL (The), NVDR	88,800	206,860
Thai Oil PCL, NVDR(c)	151,300	201,750
Thai Union Group PCL, NVDR	444,000	201,154
TMB Bank PCL, NVDR	3,344,822	101,024
Total Access Communication PCL, NVDR	109,600	125,896
True Corp. PCL, NVDR(c)	1,465,205	156,301

		14,611,368

Total Common Stocks — 99.2% (Cost: $448,465,122)		554,403,947

Preferred Stocks

South Korea — 0.3%
Amorepacific Corp., Preference Shares, NVS	1,184	59,504
Hyundai Motor Co.
Preference Shares, NVS	2,681	196,352
Series 2, Preference Shares, NVS	4,595	341,946
LG Chem Ltd., Preference Shares, NVS	894	282,221
LG Household & Health Care Ltd., Preference Shares, NVS	272	160,512
Samsung Electronics Co. Ltd., Preference Shares, NVS	9,888	395,387

		1,435,922

Total Preferred Stocks — 0.3% (Cost: $1,080,975)		1,435,922

Rights

China — 0.0%
Legend Holdings Corp. Class H, (Expires 10/30/20)(b)(d)	3,561	0	(e)

Thailand — 0.0%
Gulf Energy Development PCL, (Expires 09/16/20)(b)	34,200	1,648

Total Rights — 0.0% (Cost: $0)		1,648

Short-Term Investments

Money Market Funds — 2.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.37%(f)(g)(h)	12,951,676	12,964,628

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	54

Consolidated Schedule of Investments (continued) August 31, 2020	iShares® MSCI Emerging Markets Asia ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.07%(f)(g)	1,850,000	$1,850,000

		14,814,628

Total Short-Term Investments — 2.7% (Cost: $14,808,467)		14,814,628

Total Investments in Securities — 102.2% (Cost: $464,354,564)		570,656,145

Other Assets, Less Liabilities — (2.2)%		(12,097,707)

Net Assets — 100.0%		$558,558,438

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Non-income producing security.
(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Rounds to less than $1.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period-end.
(h)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$8,496,102	$4,465,081	(a)	$—	$(935)	$4,380	$12,964,628	12,951,676	$157,069	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	788,000	1,062,000	(a)	—	—	—	1,850,000	1,850,000	7,345		—

					$(935)	$4,380	$14,814,628		$164,414		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Hang Seng China Enterprises Index	2	09/29/20	$129	$(3,749)
MSCI Emerging Markets E-Mini Index	39	09/18/20	2,146	42,649

				$38,900

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2020, the fair values of derivative financial instruments located in the Consolidated Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$42,649

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$3,749

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Consolidated Schedule of Investments. In the Consolidated Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

55	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2020	iShares® MSCI Emerging Markets Asia ETF

For the year ended August 31, 2020, the effect of derivative financial instruments in the Consolidated Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$375,836

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$23,576

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,175,913

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Level 1	Level 2	Level 3		Total

Investments
Assets
Common Stocks	$554,403,947	$—	$0	(a)	$554,403,947
Preferred Stocks	1,435,922	—	—		1,435,922
Rights	—	1,648	0	(a)	1,648
Money Market Funds	14,814,628	—	—		14,814,628

	$570,654,497	$1,648	$0	(a)	$570,656,145

Derivative financial instruments(b)
Assets
Futures Contracts	$42,649	$—	$—		$42,649
Liabilities
Futures Contracts	(3,749)	—	—		(3,749)

	$38,900	$—	$—		$38,900

(a)	Rounds to less than $1.
(b)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to consolidated financial statements.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	56

Consolidated Schedule of Investments August 31, 2020	iShares® MSCI Emerging Markets Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Argentina — 0.8%
Adecoagro SA(a)	31,540	$159,592
Arcos Dorados Holdings Inc., Class A	37,399	166,426
Banco BBVA Argentina SA, ADR(a)(b)	21,781	73,402
Banco Macro SA, ADR(a)	12,255	232,232
Central Puerto SA, ADR	30,855	77,446
Despegar.com Corp.(a)	14,577	124,633
Empresa Distribuidora y Comercializadora Norte SA, ADR(a)	9,767	31,840
Grupo Financiero Galicia SA, ADR(a)	30,400	314,032
Grupo Supervielle SA, ADR(b)	21,024	54,032
Loma Negra Cia Industrial Argentina SA, ADR(a)(b)	19,683	95,069
Pampa Energia SA, ADR(a)(b)	16,363	188,011
Transportadora de Gas del Sur SA, Class B(a)	22,317	104,890

		1,621,605

Brazil — 5.7%
AES Tiete Energia SA	43,941	120,147
Aliansce Sonae Shopping Centers SA(a)	40,049	192,875
Alupar Investimento SA	43,308	184,966
Anima Holding SA(a)	22,900	124,980
Arezzo Industria e Comercio SA	14,500	148,333
Banco Inter SA	21,300	251,365
Banco Inter SA(a)	45	516
BK Brasil Operacao e Assessoria a Restaurantes SA	50,600	101,460
BR Malls Participacoes SA(a)	252,700	427,470
BR Properties SA	66,641	111,273
C&A Modas Ltda	40,700	89,473
Camil Alimentos SA	9,500	22,097
Cia. de Locacao das Americas	99,700	370,747
Cia. de Saneamento de Minas Gerais-COPASA	18,800	163,124
Cia. de Saneamento do Parana	70,800	345,230
Cia. Hering	41,500	138,361
Construtora Tenda SA	21,800	121,957
Cosan Logistica SA(a)	42,122	164,314
CVC Brasil Operadora e Agencia de Viagens SA	48,200	160,787
CVC Brasil Operadora e Agencia de Viagens SA(a)	6,092	20,089
Cyrela Brazil Realty SA Empreendimentos e Participacoes	85,500	375,764
Duratex SA	95,900	278,126
EcoRodovias Infraestrutura e Logistica SA(a)	58,899	138,715
EDP - Energias do Brasil SA	76,900	261,992
Embraer SA(a)	218,500	292,348
Enauta Participacoes SA	25,900	53,113
Eneva SA(a)	57,000	514,318
Even Construtora e Incorporadora SA	38,600	91,471
Ez Tec Empreendimentos e Participacoes SA	27,477	194,536
Fleury SA	62,800	298,780
Grendene SA	135,200	188,288
Grupo SBF SA(a)	28,500	157,828
Guararapes Confeccoes SA	31,000	98,890
Iguatemi Empresa de Shopping Centers SA	26,600	159,816
Instituto Hermes Pardini SA	17,500	82,302
Iochpe Maxion SA	32,805	68,769
JHSF Participacoes SA	89,200	115,608
JSL SA	21,200	122,233
Light SA(a)	67,600	186,439
Linx SA	47,600	308,720
Locaweb Servicos de Internet SA(a)(c)	28,500	319,189
LOG Commercial Properties e Participacoes SA	60	339

Security	Shares	Value

Brazil (continued)
M. Dias Branco SA	25,600	$165,708
Mahle-Metal Leve SA	12,200	37,739
Marfrig Global Foods SA(a)	114,000	369,894
Marisa Lojas SA(a)	40,700	62,616
Minerva SA(a)	79,100	188,742
Movida Participacoes SA	44,600	132,437
MRV Engenharia e Participacoes SA	89,900	294,483
Odontoprev SA	81,600	190,542
Omega Geracao SA(a)	28,500	210,663
Petro Rio SA(a)	27,200	207,697
Qualicorp Consultoria e Corretora de Seguros SA	68,100	387,802
Santos Brasil Participacoes SA	84,100	79,717
Sao Martinho SA	52,300	230,425
Ser Educacional SA(c)	19,535	51,100
SLC Agricola SA	29,600	135,539
Smiles Fidelidade SA	19,100	49,022
TOTVS SA	138,300	727,563
Transmissora Alianca de Energia Eletrica SA	73,300	376,929
Trisul SA	32,700	72,661
Tupy SA(a)	19,100	58,840
Vivara Participacoes SA	28,500	122,449
Wiz Solucoes e Corretagem de Seguros SA	25,300	49,300
YDUQS Participacoes SA	79,200	389,077

		12,158,093

Chile — 0.9%
AES Gener SA	824,167	134,416
CAP SA(a)	20,748	184,588
Cia. Sud Americana de Vapores SA(a)	3,267,206	88,887
Engie Energia Chile SA	149,258	202,072
Forus SA	32,587	41,807
Grupo Security SA	356,168	70,263
Inversiones Aguas Metropolitanas SA	120,610	97,891
Inversiones La Construccion SA	10,561	68,766
Itau CorpBanca Chile SA	61,640,550	188,362
Parque Arauco SA	176,213	273,782
Ripley Corp. SA	248,793	91,424
SMU SA	727,461	121,936
SONDA SA	153,140	118,465
Vina Concha y Toro SA	113,588	197,571

		1,880,230

China — 12.8%
21Vianet Group Inc., ADR(a)(b)	23,847	553,489
360 Finance Inc., ADR(a)	19,190	239,875
361 Degrees International Ltd.(a)	298,000	39,604
AGTech Holdings Ltd.(a)	1,256,000	49,429
Anxin-China Holdings Ltd.(a)(d)	1,084,000	1
Aoyuan Healthy Life Group Co. Ltd.(a)	83,000	77,215
Ascletis Pharma Inc.(a)(b)(c)	113,000	42,283
Asia Cement China Holdings Corp.	147,500	149,591
Atlas Crop.	26,710	230,507
Beijing Capital Land Ltd., Class H	430,000	81,560
Beijing Chunlizhengda Medical Instruments Co. Ltd., Class H	25,500	145,758
Beijing Gas Blue Sky Holdings Ltd.(a)	2,888,000	46,952
Beijing Jingneng Clean Energy Co. Ltd., Class H	380,000	101,005
Beijing Tong Ren Tang Chinese Medicine Co. Ltd.(b)	84,000	96,246
Bitauto Holdings Ltd., ADR(a)	8,753	138,035
Boshiwa International Holding Ltd.(a)(b)(d)	32,000	0	(e)
C&D International Investment Group Ltd.	95,000	171,119

57	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2020	iShares® MSCI Emerging Markets Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Camsing International Holding Ltd.(a)(b)(d)	164,000	$18,410
Canvest Environmental Protection Group Co. Ltd.	297,000	129,528
CAR Inc.(a)(b)	248,000	79,038
Central China Real Estate Ltd.	290,000	126,849
CGN New Energy Holdings Co. Ltd.(a)	434,000	77,838
Chaowei Power Holdings Ltd.	200,000	84,902
China Aircraft Leasing Group Holdings Ltd.(b)	95,000	87,153
China Animal Healthcare Ltd.(a)(d)	126,000	0	(e)
China BlueChemical Ltd., Class H	622,000	91,492
China Datang Corp. Renewable Power Co. Ltd., Class H	870,000	117,869
China Dongxiang Group Co. Ltd.	1,551,000	202,126
China Everbright Greentech Ltd.(c)	153,000	67,911
China Foods Ltd.	284,000	100,772
China Grand Pharmaceutical and Healthcare Holdings Ltd., Class A	328,000	299,215
China Harmony Auto Holding Ltd.	269,000	123,564
China High Speed Transmission Equipment Group Co. Ltd.	124,000	89,918
China Huiyuan Juice Group Ltd.(a)(d)	379,000	489
China Kepei Education Group Ltd.	190,000	167,932
China Lilang Ltd.	141,000	81,324
China Logistics Property Holdings Co. Ltd.(a)(b)(c)	380,000	174,061
China Lumena New Materials Corp.(a)(b)(d)	5,249	0	(e)
China Maple Leaf Educational Systems Ltd.	476,000	185,483
China Meidong Auto Holdings Ltd.	136,000	459,759
China Merchants Land Ltd.	380,000	57,857
China Metal Recycling Holdings Ltd.(a)(d)	12,000	0	(e)
China Metal Resources Utilization Ltd.(a)(b)(c)	312,000	11,071
China Modern Dairy Holdings Ltd.(a)	771,000	116,394
China New Higher Education Group Ltd.(c)	224,000	173,416
China Oriental Group Co. Ltd.(b)	376,000	105,763
China Overseas Grand Oceans Group Ltd.	462,000	301,039
China Renaissance Holdings Ltd.(a)(c)	66,300	159,117
China Resources Medical Holdings Co. Ltd.(b)	291,000	210,642
China SCE Group Holdings Ltd.	570,000	297,130
China Shineway Pharmaceutical Group Ltd.	101,000	70,764
China South City Holdings Ltd.	2,090,000	213,041
China Suntien Green Energy Corp. Ltd., Class H(a)	665,000	178,474
China Tian Lun Gas Holdings Ltd.	86,000	65,248
China Travel International Investment Hong Kong Ltd.	762,000	115,035
China Water Affairs Group Ltd.(b)	262,000	215,681
China Youzan Ltd.(a)	4,284,000	934,170
China ZhengTong Auto Services Holdings Ltd.	341,000	42,679
China Zhongwang Holdings Ltd.(a)	532,000	112,576
Chinasoft International Ltd.(a)(b)	622,000	442,213
CIMC Enric Holdings Ltd.	192,000	77,046
CITIC Resources Holdings Ltd.(a)	1,140,000	42,657
COFCO Meat Holdings Ltd.(b)	761,000	355,454
Colour Life Services Group Co. Ltd.(a)(b)	122,000	63,124
Concord New Energy Group Ltd.	3,800,000	169,158
Consun Pharmaceutical Group Ltd.	95,000	40,206
Cosmo Lady China Holdings Co. Ltd.(a)(c)	285,000	16,180
Cosmopolitan International Holdings Ltd.(a)	380,000	69,134
CPMC Holdings Ltd.	285,000	123,191
Daqo New Energy Corp., ADR(a)(b)	2,850	321,508
Dexin China Holdings Co. Ltd.(a)	380,000	148,075
Digital China Holdings Ltd.	226,000	184,004
Dongyue Group Ltd.	475,000	203,480
E-House China Enterprise Holdings Ltd.	171,000	202,769
Ever Sunshine Lifestyle Services Group Ltd.	148,000	304,779

Security	Shares	Value

China (continued)
Fanhua Inc., ADR	13,775	$279,495
Fantasia Holdings Group Co. Ltd.(a)	381,000	77,673
FinVolution Group	32,255	61,285
Fu Shou Yuan International Group Ltd.	304,000	314,585
Fufeng Group Ltd.(a)	492,400	165,189
GCL-Poly Energy Holdings Ltd.(a)	4,119,000	167,414
Gemdale Properties & Investment Corp. Ltd.	1,710,000	304,484
Genertec Universal Medical Group Co. Ltd.(c)	322,500	224,705
Glory Sun Financial Group Ltd.(a)	4,200,000	173,416
Grand Baoxin Auto Group Ltd.(a)	258,500	39,358
Greenland Hong Kong Holdings Ltd.	295,000	98,205
Guorui Properties Ltd.	362,000	53,715
Haichang Ocean Park Holdings Ltd.(a)(c)	489,000	38,488
Hainan Meilan International Airport Co. Ltd., Class H(a)	46,000	267,092
Hangzhou Steam Turbine Co. Ltd., Class B	87,280	94,824
Harbin Electric Co. Ltd., Class H(a)	210,000	64,489
Hebei Construction Group Corp. Ltd., Class H	142,500	314,781
HengTen Networks Group Ltd.(a)(b)	6,840,000	219,758
Hi Sun Technology China Ltd.(a)	1,140,000	139,739
Hope Education Group Co. Ltd.(c)	760,000	234,370
Hua Han Health Industry Holdings Ltd.(a)(d)	1,112,400	32,295
Huabao International Holdings Ltd.(b)	293,000	261,238
Huami Corp., ADR(a)(b)	7,220	91,116
iDreamSky Technology Holdings Ltd.(a)(c)	152,000	94,140
IGG Inc.	310,000	357,993
IMAX China Holding Inc.(a)(c)	38,100	61,254
Jiayuan International Group Ltd.	354,000	168,090
Jinchuan Group International Resources Co. Ltd.(b)	870,000	101,030
JinkoSolar Holding Co. Ltd., ADR(a)(b)	9,615	219,607
Jiumaojiu International Holdings Ltd.(a)(c)	95,000	215,983
JNBY Design Ltd.	68,500	71,592
Konka Group Co. Ltd., Class B	142,500	42,290
Lifetech Scientific Corp.(a)	888,000	266,968
Lonking Holdings Ltd.	606,000	173,586
Luthai Textile Co. Ltd., Class B	58,900	33,211
LVGEM China Real Estate Investment Co. Ltd.	382,000	149,840
Maoyan Entertainment(a)(c)	133,000	264,965
Meitu Inc.(a)(b)(c)	609,500	133,694
MMG Ltd.(a)	680,000	181,622
Mobvista Inc.(a)(c)	190,000	115,714
National Agricultural Holdings Ltd.(b)(d)	354,000	457
NetDragon Websoft Holdings Ltd.	63,500	162,885
Nexteer Automotive Group Ltd.	285,000	185,706
Niu Technologies, ADR(a)	9,975	206,183
NOVA Group Holdings Ltd.(b)	480,000	9,538
OneSmart International Education Group Ltd., ADR(a)(b)	21,850	92,644
Panda Green Energy Group Ltd.(a)	1,476,000	44,946
PAX Global Technology Ltd.	257,000	148,560
Poly Property Group Co. Ltd.	760,000	239,273
Pou Sheng International Holdings Ltd.(a)	646,000	163,372
Powerlong Commercial Management Holdings Ltd.	47,500	150,158
Q Technology Group Co. Ltd.	120,000	150,655
Qudian Inc., ADR(a)(b)	57,711	91,760
Qutoutiao Inc., ADR(a)(b)	19,396	53,533
Realord Group Holdings Ltd.(a)	250,000	147,417
Redco Properties Group Ltd.(c)	280,000	137,288
Redsun Properties Group Ltd.	380,000	133,365
Road King Infrastructure Ltd.(b)	69,000	91,701
Ronshine China Holdings Ltd.(a)	181,500	147,539
Sany Heavy Equipment International Holdings Co. Ltd.	311,000	172,953

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	58

Consolidated Schedule of Investments (continued) August 31, 2020	iShares® MSCI Emerging Markets Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Scholar Education Group	54,000	$166,526
Shandong Airlines Co. Ltd., Class B(a)	50,400	38,889
Shanghai Fudan Microelectronics Group Co. Ltd., Class H(a)(b)	92,000	199,191
Shanghai Haohai Biological Technology Co. Ltd., Class H(c)	13,000	92,256
Shanghai Industrial Urban Development Group Ltd.(b)	570,000	66,928
Shanghai Jin Jiang Capital Co. Ltd., Class H	570,000	97,817
Shanghai Kindly Medical Instruments Co. Ltd., Class H	19,000	149,545
Sheng Ye Capital Ltd.	124,000	127,198
Shoucheng Holdings Ltd.(b)	473,200	128,830
Shougang Fushan Resources Group Ltd.	788,000	178,949
Shui On Land Ltd.(a)	1,000,000	136,772
Sihuan Pharmaceutical Holdings Group Ltd.	1,425,000	172,835
Silver Grant International Holdings Group Ltd.(a)	380,000	50,012
Sinopec Kantons Holdings Ltd.(b)	284,000	112,132
Skyfame Realty Holdings Ltd.	1,074,000	139,964
Skyworth Group Ltd.(a)(b)	574,000	199,230
SMI Holdings Group Ltd.(a)(d)	468,800	77,850
Sohu.com Ltd., ADR(a)	10,376	208,973
Superb Summit International Group Ltd.(a)(d)	11,913	11
TCL Electronics Holdings Ltd.(a)	327,000	223,621
Texhong Textile Group Ltd.(a)	100,000	77,934
Tiangong International Co. Ltd.	316,000	106,011
Tianli Education International Holdings Ltd.(a)	380,000	431,476
Tianneng Power International Ltd.(b)	226,000	485,234
Times Neighborhood Holdings Ltd.	190,000	272,124
Tong Ren Tang Technologies Co. Ltd., Class H	179,000	138,578
Tongda Group Holdings Ltd.(a)	1,190,000	69,863
Tongdao Liepin Group(a)(b)	57,000	143,858
Towngas China Co. Ltd.(a)	380,000	172,590
Truly International Holdings Ltd.(a)	190,000	23,780
Wasion Holdings Ltd.	170,000	50,231
Weimob Inc.(a)(b)(c)	380,000	637,407
West China Cement Ltd.	570,000	100,024
Wisdom Education International Holdings Co. Ltd.	236,000	123,022
Xiabuxiabu Catering Management China Holdings Co. Ltd.(a)(c)	142,500	176,329
Xingda International Holdings Ltd.	475,000	117,062
Xtep International Holdings Ltd.	343,000	114,184
Yadea Group Holdings Ltd.(a)(c)	342,000	346,406
YiChang HEC ChangJiang Pharmaceutical Co. Ltd., Class H(c)	75,600	107,496
Yixin Group Ltd.(a)(c)	600,000	154,062
Yuexiu REIT	483,000	233,082
Yuexiu Transport Infrastructure Ltd.(a)	318,000	188,745
Zhou Hei Ya International Holdings Co. Ltd.(a)(c)	191,500	217,194
Zhuguang Holdings Group Co. Ltd.(a)(b)	898,000	126,297

		27,151,121

Colombia — 0.3%
Cementos Argos SA	128,924	171,900
Corp. Financiera Colombiana SA(a)	25,620	185,148
Grupo Argos SA	93,005	295,633

		652,681

Cyprus — 0.4%
TCS Group Holding PLC(f)	35,055	923,055

Czech Republic — 0.1%
Central European Media Enterprises Ltd. , Class A(a)	38,165	162,243

Security	Shares	Value

Egypt — 0.4%
Cleopatra Hospital(a)	325,755	$103,173
Egyptian Financial Group-Hermes Holding Co.(a)	182,859	162,093
Heliopolis Housing	178,272	73,558
Juhayna Food Industries	183,976	81,367
Medinet Nasr Housing	284,527	59,778
Oriental Weavers	95	32
Palm Hills Developments SAE(a)	486,901	47,246
Six of October Development & Investment	76,514	58,846
Talaat Moustafa Group	296,414	129,225
Telecom Egypt Co.	99,508	84,629

		799,947

Greece — 1.1%
Aegean Airlines SA(a)	95	409
Alpha Bank AE(a)	420,375	278,824
Athens Water Supply & Sewage Co. SA	11,305	94,642
Eurobank Ergasias Services and Holdings SA, Series A(a)	795,720	382,750
GEK Terna Holding Real Estate Construction SA(a)	19,570	141,833
Hellenic Exchanges-Athens Stock Exchange SA(a)	33,630	114,626
Holding Co. ADMIE IPTO SA	27,360	72,314
LAMDA Development SA(a)	21,090	142,508
Mytilineos SA	28,120	265,342
National Bank of Greece SA(a)	167,485	228,446
Piraeus Bank SA(a)	86,413	124,738
Public Power Corp. SA(a)(b)	34,109	163,497
Sarantis SA	7,410	77,277
Terna Energy SA	12,825	181,909
Titan Cement International SA(a)	13,205	179,719

		2,448,834

Hungary — 0.1%
Magyar Telekom Telecommunications PLC	145,255	179,146

India — 12.1%
Aarti Industries Ltd.	14,100	200,694
Aavas Financiers Ltd.(a)	7,630	145,422
Adani Enterprises Ltd.	41,990	159,472
Adani Power Ltd.(a)	240,171	121,542
Aditya Birla Fashion and Retail Ltd.(a)	63,097	119,924
Aegis Logistics Ltd.	29,705	85,756
AIA Engineering Ltd.	12,952	317,019
Ajanta Pharma Ltd.	7,220	145,621
Alembic Pharmaceuticals Ltd.	13,680	175,090
Apollo Hospitals Enterprise Ltd.	25,557	567,526
Apollo Tyres Ltd.	144,685	242,853
Ashok Leyland Ltd.	417,050	383,296
Astral Poly Technik Ltd.	19,130	291,612
Atul Ltd.	5,274	414,171
AU Small Finance Bank Ltd.(a)(c)	36,451	330,799
Avanti Feeds Ltd.	5,510	38,813
Bajaj Consumer Care Ltd.(a)	21,362	49,917
Balkrishna Industries Ltd.	24,727	444,066
Balrampur Chini Mills Ltd.	40,885	81,901
Bata India Ltd.	10,675	188,396
Bayer CropScience Ltd./India	3,610	285,193
Bharat Heavy Electricals Ltd.	286,615	150,107
Birla Corp. Ltd.	7,078	59,253
Blue Dart Express Ltd.(a)	1,975	58,726
Can Fin Homes Ltd.	10,884	54,888
Century Textiles & Industries Ltd.	11,201	50,734
CESC Ltd.	19,570	159,641
Cholamandalam Financial Holdings Ltd.(a)	25,435	150,884

59	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2020	iShares® MSCI Emerging Markets Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

India (continued)
Cholamandalam Investment and Finance Co. Ltd.	81,605	$257,429
City Union Bank Ltd.	93,115	170,778
Coforge Ltd.	5,890	153,957
Coromandel International Ltd.	22,515	232,483
CRISIL Ltd.	6,246	148,552
Crompton Greaves Consumer Electricals Ltd.(a)	173,755	641,601
Cummins India Ltd.	28,405	178,381
Dalmia Bharat Ltd.(a)	14,745	150,189
DCB Bank Ltd.(a)	58,577	70,866
Dilip Buildcon Ltd.(c)	10,078	50,583
Dr Lal PathLabs Ltd.(c)	8,972	216,336
Edelweiss Financial Services Ltd.(a)	134,878	146,683
Emami Ltd.	37,905	183,815
Endurance Technologies Ltd.(c)	10,512	156,978
Engineers India Ltd.	95	86
Eris Lifesciences Ltd.(c)	13,631	89,185
Escorts Ltd.	17,769	262,549
Exide Industries Ltd.	87,875	195,848
Federal Bank Ltd.(a)	494,095	371,205
Fortis Healthcare Ltd.(a)	143,885	259,592
Future Lifestyle Fashions Ltd.(a)	18,119	37,613
Gillette India Ltd.	2,755	203,198
Glenmark Pharmaceuticals Ltd.	43,900	280,073
GMR Infrastructure Ltd.(a)	52,535	16,808
Godrej Industries Ltd.(a)	26,410	157,672
Godrej Properties Ltd.(a)	18,818	233,475
Granules India Ltd.	47,690	203,277
Gujarat Fluorochemicals Ltd.(a)	4,180	29,030
Gujarat Gas Ltd.	51,177	226,275
Gujarat State Petronet Ltd.	59,185	163,667
HEG Ltd.	4,370	50,826
Hemisphere Properties India Ltd.(a)	28,290	59,176
Hexaware Technologies Ltd.	39,652	213,539
ICICI Securities Ltd.(c)	19,344	125,460
IDFC First Bank Ltd.(a)	611,716	265,936
IDFC Ltd.	235,361	88,092
IIFL Finance Ltd.	39,997	44,367
IIFL Wealth Management Ltd.	8,273	115,035
India Cements Ltd. (The)	53,485	83,271
Indiabulls Housing Finance Ltd.	82,804	234,212
Indiabulls Real Estate Ltd.(a)	69,331	59,387
Indiabulls Ventures Ltd.	57,579	153,906
IndiaMART Intermesh Ltd.(a)	2,470	123,677
Indian Hotels Co. Ltd. (The)	163,305	230,068
IRB Infrastructure Developers Ltd.	48,382	78,120
Jindal Steel & Power Ltd.(a)	130,544	363,748
JK Cement Ltd.	9,293	188,063
JM Financial Ltd.	73,913	81,989
JSW Energy Ltd.	113,064	84,098
Jubilant Life Sciences Ltd.	24,216	257,680
Just Dial Ltd.(a)	12,359	62,410
Kajaria Ceramics Ltd.	20,273	120,125
Karur Vysya Bank Ltd. (The)(a)	109,857	57,087
Kaveri Seed Co. Ltd.(a)	10,004	78,536
KEC International Ltd.	19,960	87,343
KEI Industries Ltd.	13,433	72,359
KRBL Ltd.	18,207	64,794
L&T Technology Services Ltd.(c)	6,761	143,762
Laurus Labs Ltd.(c)	18,145	279,370
Mahanagar Gas Ltd.	13,585	175,701

Security	Shares	Value

India (continued)
Mahindra & Mahindra Financial Services Ltd.(a)	175,940	$321,966
Mahindra CIE Automotive Ltd.(a)	38,351	68,045
Manappuram Finance Ltd.	77,501	155,829
Max Financial Services Ltd.(a)	45,963	367,948
Metropolis Healthcare Ltd.(a)	12,668	316,435
Minda Industries Ltd.	29,925	138,226
Mindtree Ltd.	12,635	198,389
Motilal Oswal Financial Services Ltd.	11,414	106,057
Mphasis Ltd.	25,270	378,874
Multi Commodity Exchange of India Ltd.	8,647	187,771
Natco Pharma Ltd.	26,803	273,720
National Aluminium Co. Ltd.	163,526	79,644
Navin Fluorine International Ltd.	4,180	110,847
NBCC India Ltd.	154,471	56,137
Nippon Life India Asset Management Ltd.(c)	39,615	146,711
Oberoi Realty Ltd.(a)	18,745	99,293
Oil India Ltd.	68,069	87,621
Persistent Systems Ltd.	12,563	163,550
Phoenix Mills Ltd. (The)	18,225	159,663
PI Industries Ltd.	17,765	443,718
PNB Housing Finance Ltd.(a)(c)	19,404	75,222
Polycab India Ltd.	12,920	156,718
Prestige Estates Projects Ltd.	37,413	126,002
Procter & Gamble Health Ltd.(a)	1,403	91,433
PVR Ltd.	10,220	182,102
Quess Corp. Ltd.(a)(c)	21,628	107,115
Radico Khaitan Ltd.	21,850	119,272
Rajesh Exports Ltd.	24,189	146,713
Ramco Cements Ltd. (The)	20,710	194,995
RBL Bank Ltd.(c)	106,615	283,819
Redington India Ltd.	85,885	125,781
Relaxo Footwears Ltd.(a)	17,765	158,179
Sanofi India Ltd.	1,888	210,802
Schaeffler India Ltd.	3,325	179,179
Sobha Ltd.	14,901	53,009
Spandana Sphoorty Financial Ltd.(a)	5,989	49,929
SpiceJet Ltd.(a)	51,967	36,324
SRF Ltd.	4,427	243,815
Sterlite Technologies Ltd.	33,573	68,371
Strides Pharma Science Ltd.	13,644	111,986
Sundaram Finance Ltd.	9,982	218,483
Sunteck Realty Ltd.	19,285	68,866
Supreme Industries Ltd.	12,275	222,937
Suven Pharmaceuticals Ltd.(a)	26,320	226,844
Syngene International Ltd.(a)(c)	34,304	220,996
Tata Chemicals Ltd.	23,422	99,438
Tata Communications Ltd.	20,900	247,211
Tata Elxsi Ltd.	5,804	84,749
Tata Power Co. Ltd. (The)	348,270	277,973
TeamLease Services Ltd.(a)	3,390	109,141
Thermax Ltd.	9,183	95,395
Timken India Ltd.	5,225	78,782
Torrent Power Ltd.	39,082	176,754
TTK Prestige Ltd.	2,755	213,044
Tube Investments of India Ltd.	24,060	211,778
Vakrangee Ltd.	140,874	53,588
Varun Beverages Ltd.	23,807	238,046
V-Guard Industries Ltd.	63,080	143,372
Vinati Organics Ltd.	9,648	132,050
VIP Industries Ltd.	13,017	50,126

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	60

Consolidated Schedule of Investments (continued) August 31, 2020	iShares® MSCI Emerging Markets Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

India (continued)
V-Mart Retail Ltd.(a)	2,959	$76,745
Vodafone Idea Ltd.(a)	2,495,194	345,766
Voltas Ltd.	34,010	293,283
WABCO India Ltd.	1,805	171,001
Yes Bank Ltd.(a)	100	20
Yes Bank Ltd., New	433,083	62,941

		25,704,176

Indonesia — 1.8%
AKR Corporindo Tbk PT	536,400	106,820
Aneka Tambang Tbk	2,591,000	145,897
Astra Agro Lestari Tbk PT	171,000	119,480
Bank BTPN Syariah Tbk PT	666,400	178,469
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	750,700	54,386
Bank Tabungan Negara Persero Tbk PT	1,425,000	154,120
Bintang Oto Global Tbk PT(a)	798,000	79,458
Bukit Asam Tbk PT	1,130,500	158,367
Bumi Resources Tbk PT(a)	17,747,400	60,935
Bumi Serpong Damai Tbk PT(a)	2,983,000	158,752
Ciputra Development Tbk PT	3,068,763	162,263
Hanson International Tbk PT(a)(d)	25,794,200	62,761
Indo Tambangraya Megah Tbk PT	123,600	70,235
Indosat Tbk PT(a)	414,400	65,450
Industri Jamu Dan Farmasi Sido Muncul Tbk PT	1,045,000	99,387
Inti Agri Resources Tbk PT(a)(d)	12,327,500	30,235
Japfa Comfeed Indonesia Tbk PT	1,114,300	93,353
Jasa Marga Persero Tbk PT	646,000	173,450
Lippo Karawaci Tbk PT(a)	9,105,400	98,166
Matahari Department Store Tbk PT(a)	726,300	63,091
Medco Energi Internasional Tbk PT(a)	1,620,366	61,198
Media Nusantara Citra Tbk PT(a)	1,612,700	98,562
Mitra Adiperkasa Tbk PT(a)	2,640,100	123,280
Pabrik Kertas Tjiwi Kimia Tbk PT	370,500	173,642
Pacific Strategic Financial Tbk PT(a)	1,586,500	95,871
Pakuwon Jati Tbk PT(a)	5,548,000	155,439
Panin Financial Tbk PT(a)	4,299,500	60,820
Pelayaran Tamarin Samudra Tbk PT(a)	2,499,900	9,957
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	974,800	65,600
PP Persero Tbk PT	976,925	65,072
Ramayana Lestari Sentosa Tbk PT	952,100	42,824
Sawit Sumbermas Sarana Tbk PT(a)	1,444,000	85,277
Sitara Propertindo Tbk PT(a)	2,120,600	7,281
Sugih Energy Tbk PT(a)(d)	1,824,800	1
Summarecon Agung Tbk PT(a)	2,617,800	115,947
Surya Citra Media Tbk PT	1,853,200	157,800
Tower Bersama Infrastructure Tbk PT	2,794,800	250,452
Waskita Karya Persero Tbk PT	1,536,200	68,569
Wijaya Karya Persero Tbk PT	1,004,348	85,520

		3,858,187

Malaysia — 3.1%
Aeon Co. M Bhd	243,000	48,711
AEON Credit Service M Bhd(b)	47,500	103,085
AirAsia Group Bhd(a)	617,500	97,839
Alliance Bank Malaysia Bhd	275,700	144,949
Axis Real Estate Investment Trust	323,000	168,266
Berjaya Sports Toto Bhd(a)	237,500	119,163
Bermaz Auto Bhd	260,200	84,953
BIMB Holdings Bhd	161,500	143,452

Security	Shares	Value

Malaysia (continued)
British American Tobacco Malaysia Bhd	42,444	$103,932
Bursa Malaysia Bhd	169,150	393,485
Cahya Mata Sarawak Bhd	171,000	61,577
DRB-Hicom Bhd(b)	262,200	128,409
Ekovest Bhd(b)	443,800	52,738
FGV Holdings Bhd	500,500	147,789
Frontken Corp. Bhd	225,000	205,257
Globetronics Technology Bhd	195,066	128,780
IGB REIT	503,500	223,617
IJM Corp. Bhd	983,000	283,183
Inari Amertron Bhd	756,950	408,867
IOI Properties Group Bhd	380,000	83,015
KPJ Healthcare Bhd	248,200	49,157
Magnum Bhd	285,000	152,575
Mah Sing Group Bhd	279,857	51,060
Malakoff Corp. Bhd	475,000	112,892
Malaysia Building Society Bhd	478,700	66,654
Malaysian Pacific Industries Bhd	29,500	111,187
Malaysian Resources Corp. Bhd	610,900	74,062
Mega First Corp Bhd	85,500	159,280
My EG Services Bhd(b)	581,400	207,967
Padini Holdings Bhd	110,800	62,775
Pavilion REIT	201,300	74,905
Pentamaster Corp. Bhd	176,250	201,828
Sapura Energy Bhd(a)	2,318,000	69,559
Scientex Bhd(b)	90,000	203,097
Serba Dinamik Holdings Bhd	427,620	185,810
Sime Darby Property Bhd	737,000	115,889
SKP Resources Bhd	253,400	97,941
SP Setia Bhd Group	477,200	91,075
Sunway Construction Group Bhd	190,020	90,323
Sunway REIT	482,100	185,178
Syarikat Takaful Malaysia Keluarga Bhd	73,800	89,471
TIME dotCom Bhd	114,000	316,370
UMW Holdings Bhd	98,600	61,544
Velesto Energy Bhd(a)	862,700	30,030
ViTrox Corp. Bhd	60,500	175,741
VS Industry Bhd	450,425	203,289
Yinson Holdings Bhd(b)	175,000	265,514

		6,636,240

Mexico — 1.9%
Alpek SAB de CV	85,500	64,029
Alsea SAB de CV(a)(b)	152,000	157,167
Banco del Bajio SA(a)(b)(c)	209,000	167,116
Bolsa Mexicana de Valores SAB de CV	131,600	277,198
Concentradora Fibra Danhos SA de CV	83,000	78,085
Controladora Vuela Cia. de Aviacion SAB de CV, Class A(a)	200,700	162,038
Corp Inmobiliaria Vesta SAB de CV	178,600	266,847
Genomma Lab Internacional SAB de CV, Class B(a)	209,100	219,361
Gentera SAB de CV(a)(b)	324,000	106,293
Grupo Aeroportuario del Centro Norte SAB de CV(a)	98,700	450,793
Grupo Cementos de Chihuahua SAB de CV	58,220	264,738
Grupo Comercial Chedraui SA de CV	103,000	119,114
Grupo Herdez SAB de CV(b)	72,000	122,873
La Comer SAB de CV(b)	153,900	232,896
Macquarie Mexico Real Estate Management SA de CV(a)(c)	237,600	276,075
PLA Administradora Industrial S. de RL de CV(b)	240,500	310,762
Prologis Property Mexico SA de CV	123,531	245,188

61	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2020	iShares® MSCI Emerging Markets Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Mexico (continued)
Qualitas Controladora SAB de CV	47,500	$186,736
Regional SAB de CV(a)(b)	57,000	142,123
Telesites SAB de CV(a)(b)	402,400	303,740

		4,153,172

Pakistan — 0.6%
Bank Alfalah Ltd.(a)	207,850	43,973
Engro Corp. Ltd./Pakistan	101,930	183,416
Engro Fertilizers Ltd.	181,000	69,034
Fauji Fertilizer Co. Ltd.	161,000	104,994
Hub Power Co. Ltd. (The)(a)	240,904	124,347
Indus Motor Co. Ltd.	4,180	33,151
Lucky Cement Ltd.	45,350	168,180
Millat Tractors Ltd.	9,518	50,957
Pakistan Oilfields Ltd.	33,800	87,332
Pakistan Petroleum Ltd.	190,000	116,426
Pakistan State Oil Co. Ltd.	60,008	69,524
Searle Co. Ltd. (The)	31,847	50,101
United Bank Ltd./Pakistan(a)	143,800	108,372

		1,209,807

Philippines — 0.7%
Alliance Global Group Inc.(a)	1,197,900	152,687
Bloomberry Resorts Corp.	1,179,900	148,932
Cebu Air Inc.(a)	72,570	53,359
Cosco Capital Inc.	500	50
D&L Industries Inc.(a)	1,024,300	97,180
DMCI Holdings Inc.	1,330,000	109,725
DoubleDragon Properties Corp.(a)	247,110	76,449
First Gen Corp.	341,250	171,382
Manila Water Co. Inc.	372,800	110,568
Petron Corp.	1,017,200	63,778
Pilipinas Shell Petroleum Corp.(a)	126,700	46,253
Security Bank Corp.	61,750	123,538
Semirara Mining & Power Corp.	297,600	57,820
Vista Land & Lifescapes Inc.	1,330,100	82,848
Wilcon Depot Inc.	502,300	167,831

		1,462,400

Poland — 1.3%
Alior Bank SA(a)(b)	30,115	112,463
AmRest Holdings SE(a)	23,845	135,847
Asseco Poland SA	15,960	308,885
Bank Handlowy w Warszawie SA(a)	8,930	90,431
Bank Millennium SA(a)	194,940	160,690
Budimex SA	3,422	218,740
CCC SA(a)	10,450	163,905
Ciech SA(a)	9,500	81,313
Enea SA(a)	66,706	120,827
Eurocash SA(a)(b)	24,840	105,629
Famur SA(a)	84,530	44,609
Grupa Azoty SA(a)	13,395	98,220
Jastrzebska Spolka Weglowa SA(a)	14,485	62,010
KRUK SA(a)	5,370	215,910
Neuca SA	665	91,723
PLAY Communications SA(c)	36,195	301,711
Tauron Polska Energia SA(a)	330,981	228,079
TEN Square Games SA	1,045	160,942
Warsaw Stock Exchange	8,913	106,415

		2,808,349

Qatar — 1.0%
Aamal Co.	479,845	121,513

Security	Shares	Value

Qatar (continued)
Al Meera Consumer Goods Co. QSC	19,570	$106,416
Baladna	275,310	146,932
Doha Bank QPSC(a)	458,280	297,617
Gulf International Services QSC(a)	281,755	125,821
Gulf Warehousing Co.	95,950	133,925
Medicare Group	48,436	99,114
Qatar Aluminum Manufacturing Co.	873,810	234,364
Qatar Insurance Co. SAQ	434,340	251,911
Qatar National Cement Co. QSC	61,050	66,378
Qatar Navigation QSC	165,775	269,483
United Development Co. QSC	528,751	178,674
Vodafone Qatar QSC	529,910	187,435

		2,219,583

Russia — 0.9%
Aeroflot PJSC(a)	150,706	164,398
Credit Bank of Moscow PJSC(a)	3,363,000	278,409
Detsky Mir PJSC(c)	150,700	236,699
LSR Group PJSC, GDR(f)	74,691	155,357
Mechel PJSC, ADR(a)	33,104	55,946
Mosenergo PJSC	3,124,000	87,262
Rostelecom PJSC	257,450	336,451
Sistema PJSFC, GDR(f)	51,300	294,462
Unipro PJSC	7,455,000	270,841

		1,879,825

Saudi Arabia — 2.6%
Al Hammadi Co. for Development and Investment(a)	15,111	106,973
Al Rajhi Co for Cooperative Insurance(a)	5,483	107,892
Aldrees Petroleum and Transport Services Co.	8,988	157,451
Arabian Cement Co./Saudi Arabia	14,974	121,375
Arriyadh Development Co.	31,082	136,744
City Cement Co.(a)	33,099	159,386
Dallah Healthcare Co.	5,085	77,012
Dur Hospitality Co.	13,775	103,208
Eastern Province Cement Co.	14,125	132,006
Fawaz Abdulaziz Al Hokair & Co.(a)	22,451	133,493
Herfy Food Services Co.	6,890	94,611
Leejam Sports Co. JSC	8,481	160,102
Maharah Human Resources Co.	7,600	162,114
Middle East Healthcare Co.(a)	11,210	109,994
Mobile Telecommunications Co.(a)	81,605	254,142
Mouwasat Medical Services Co.	14,060	449,116
National Agriculture Development Co. (The)(a)	17,725	151,708
National Gas & Industrialization Co.	11,400	88,605
National Medical Care Co.	6,365	89,948
Qassim Cement Co. (The)	14,274	259,565
Saudi Ceramic Co.(a)	9,690	100,764
Saudi Chemical Co. Holding(a)	16,376	118,330
Saudi Ground Services Co.(a)	26,885	218,997
Saudi Pharmaceutical Industries & Medical Appliances Corp.	20,879	199,023
Saudi Public Transport Co.(a)	21,831	96,860
Saudi Real Estate Co.(a)	25,556	93,762
Saudi Research & Marketing Group(a)	11,476	217,865
Saudia Dairy & Foodstuff Co.	4,845	238,991
Seera Group Holding(a)	47,025	216,916
Southern Province Cement Co.	19,678	336,847
United Electronics Co.	10,204	192,628
United International Transportation Co.	10,611	96,336
Yamama Cement Co.	33,740	221,128

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	62

Consolidated Schedule of Investments (continued) August 31, 2020	iShares® MSCI Emerging Markets Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Saudi Arabia (continued)
Yanbu Cement Co.	25,291	$221,860

		5,625,752

South Africa — 3.1%
Adcock Ingram Holdings Ltd.(a)	17,114	40,701
AECI Ltd.	34,781	172,619
African Rainbow Minerals Ltd.	31,624	397,324
Alexander Forbes Group Holdings Ltd.	289,752	56,441
Allied Electronics Corp. Ltd.	63,745	91,434
Astral Foods Ltd.	11,687	91,944
Attacq Ltd.	187,060	43,615
AVI Ltd.	102,477	417,802
Barloworld Ltd.	60,708	214,290
Brait SE(a)(b)	268,376	44,990
Coronation Fund Managers Ltd.	63,030	159,275
Dis-Chem Pharmacies Ltd.(c)	93,290	100,552
DRDGOLD Ltd.	127,965	191,102
Equites Property Fund Ltd.	149,451	151,734
Fortress REIT Ltd., Series A	346,465	257,682
Foschini Group Ltd. (The)(b)	98,420	443,671
Imperial Logistics Ltd.(a)	47,264	96,725
Investec Ltd.	77,425	143,687
Investec Property Fund Ltd.	193,500	97,542
JSE Ltd.	26,969	188,801
KAP Industrial Holdings Ltd.(a)	839,964	136,348
Liberty Holdings Ltd.	50,338	179,795
Massmart Holdings Ltd.(a)(b)	31,014	49,904
Motus Holdings Ltd.(a)	49,308	80,389
Netcare Ltd.	354,334	261,443
Ninety One Ltd.(a)	42,560	116,089
Oceana Group Ltd.	25,588	95,034
Pick n Pay Stores Ltd.	105,639	260,212
PSG Group Ltd.	35,970	95,545
Redefine Properties Ltd.	1,666,965	243,040
Resilient REIT Ltd.	103,148	238,428
Reunert Ltd.	50,938	93,810
Royal Bafokeng Platinum Ltd.(a)	36,599	139,450
Sappi Ltd.(a)	164,595	216,562
Steinhoff International Holdings NV(a)(b)	1,251,150	68,683
Stor-Age Property REIT Ltd.	128,155	92,516
Super Group Ltd./South Africa(a)	115,776	123,285
Telkom SA SOC Ltd.	91,295	122,328
Transaction Capital Ltd.	153,900	163,155
Truworths International Ltd.(b)	122,623	220,039
Vukile Property Fund Ltd.	235,347	69,182
Wilson Bayly Holmes-Ovcon Ltd.	15,984	104,549
Zeder Investments Ltd.	317,829	45,026

		6,616,743

South Korea — 18.2%
ABLBio Inc.(a)	7,893	235,880
Advanced Process Systems Corp.	4,027	75,936
Aekyung Industrial Co. Ltd.	2,203	40,522
AfreecaTV Co. Ltd.	2,671	130,413
Ahnlab Inc.	2,314	125,060
AK Holdings Inc.	1,824	25,335
Amicogen Inc.(a)	5,126	178,217
Ananti Inc.(a)	16,435	125,902
Anterogen Co. Ltd.(a)	1,805	91,473
Aprogen KIC Inc.(a)	32,965	85,056
Asiana Airlines Inc.(a)	36,018	130,834

Security	Shares	Value

South Korea (continued)
BGF Co. Ltd.	95	$328
BH Co. Ltd.(a)	7,167	122,477
Binex Co. Ltd.(a)	9,025	273,508
Binggrae Co. Ltd.	1,900	93,089
Boditech Med Inc.	4,560	104,989
Boryung Pharmaceutical Co. Ltd.	7,287	99,377
Bukwang Pharmaceutical Co. Ltd.	9,405	299,275
Cafe24 Corp.(a)	2,097	128,690
Cellivery Therapeutics Inc.(a)	1,900	381,951
Chabiotech Co. Ltd.(a)	13,033	238,629
Chong Kun Dang Pharmaceutical Corp.	1,710	279,266
Chongkundang Holdings Corp.	950	96,767
Chunbo Co. Ltd.	1,330	184,066
CJ CGV Co. Ltd.(a)	6,523	120,806
CMG Pharmaceutical Co. Ltd.(a)(b)	34,203	129,280
Com2uSCorp.	3,144	294,047
Cosmax Inc.	2,213	190,021
CrystalGenomics Inc.(a)	10,324	176,427
CS Wind Corp.	2,585	223,051
Cuckoo Homesys Co. Ltd.	2,432	87,625
Daea TI Co. Ltd.	19,901	101,859
Daeduck Co. Ltd.	6,461	33,450
Daeduck Electronics Co. Ltd./New(a)	11,167	102,937
Daesang Corp.	6,979	169,790
Daewoo Engineering & Construction Co. Ltd.(a)	110,064	272,867
Daewoong Co. Ltd.	7,410	223,005
Daewoong Pharmaceutical Co. Ltd.	1,492	145,696
Daishin Securities Co. Ltd.	12,343	106,504
Daou Technology Inc.	9,083	148,720
DB HiTek Co. Ltd.	11,323	338,861
Dentium Co. Ltd.(a)	2,534	79,887
DGB Financial Group Inc.	48,546	216,187
DIO Corp.(a)	3,675	79,508
Dong-A Socio Holdings Co. Ltd.	1,615	147,510
Dong-A ST Co. Ltd.	1,855	147,725
Dongjin Semichem Co. Ltd.	10,535	294,437
DongKook Pharmaceutical Co. Ltd.(d)	1,635	207,971
Dongkuk Steel Mill Co. Ltd.(a)	20,972	108,929
Dongsuh Cos. Inc.	10,523	226,334
Dongsung Pharmaceutical Co. Ltd.(a)	6,216	64,886
Dongwon F&B Co. Ltd.	355	52,896
Dongwon Industries Co. Ltd.	570	106,764
Doosan Fuel Cell Co. Ltd.(a)	7,513	263,104
Doosan Heavy Industries & Construction Co. Ltd.(a)	37,408	507,003
Doosan Infracore Co. Ltd.(a)	42,085	284,842
Doosan Solus Co. Ltd.(a)	3,800	127,957
DoubleUGames Co. Ltd.	2,967	182,581
Duk San Neolux Co. Ltd.(a)	3,515	98,831
Ecopro BM Co. Ltd.	2,755	359,479
Ecopro Co. Ltd.	6,367	252,450
Enzychem Lifesciences Corp.(a)	2,228	260,893
Eo Technics Co Ltd.	2,756	260,543
Eone Diagnomics Genome Center Co. Ltd.(a)	5,700	74,375
Eugene Corp.	95	319
Eutilex Co. Ltd.(a)	2,180	67,167
F&F Co. Ltd.	1,889	153,454
Feelux Co. Ltd.(a)	17,996	54,083
Foosung Co. Ltd.	16,880	117,232
GemVax & Kael Co. Ltd.(a)	10,151	189,706
Geneone Life Science Inc.(a)	11,590	280,018

63	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2020	iShares® MSCI Emerging Markets Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea (continued)
Genexine Co. Ltd.(a)	4,286	$648,727
Grand Korea Leisure Co. Ltd.	9,921	98,968
Green Cross Cell Corp.	1,918	73,142
Green Cross Corp./South Korea	1,868	417,505
Green Cross Holdings Corp.	7,273	168,371
Green Cross LabCell Corp.	95	4,614
GS Home Shopping Inc.	1,330	130,996
G-treeBNT Co. Ltd.(a)(b)	7,749	195,372
Hana Tour Service Inc.	3,398	109,844
Hanall Biopharma Co. Ltd.(a)	8,692	252,806
Handsome Co. Ltd.	4,657	123,295
Hanil Cement Co. Ltd./New	772	51,341
Hanjin Transportation Co. Ltd.	1,995	73,643
Hankook Technology Group Co. Ltd.	13,708	177,711
Hansol Chemical Co. Ltd.	2,755	374,554
Hanssem Co. Ltd.	3,332	272,922
Hanwha Aerospace Co. Ltd.(a)	11,195	243,144
Hanwha Life Insurance Co. Ltd.	88,445	113,916
HDC Holdings Co. Ltd.	15,295	144,851
HDC Hyundai Development Co-Engineering & Construction, Class E	12,160	235,441
Helixmith Co. Ltd.(a)	7,932	328,859
HFR Inc.(a)	2,660	81,621
Hite Jinro Co. Ltd.	9,405	292,150
HLB Life Science Co. Ltd.(a)	11,748	178,509
HMM Co. Ltd.(a)	71,440	346,405
HS Industries Co. Ltd.	14,630	84,856
Huchems Fine Chemical Corp.	6,582	100,013
Hugel Inc.(a)	1,995	275,091
Huons Co. Ltd.	2,470	150,541
Huons Global Co. Ltd.	1,330	38,179
Hwaseung Enterprise Co. Ltd.	6,562	64,355
Hyosung Advanced Materials Corp.(a)	918	105,100
Hyosung Chemical Corp.	724	60,582
Hyosung Corp.	2,816	158,828
Hyosung TNC Co. Ltd.	862	71,186
Hyundai Bioscience Co. Ltd.(a)	10,592	101,203
Hyundai Construction Equipment Co. Ltd.(a)(b)	3,992	73,428
Hyundai Department Store Co. Ltd.	6,453	291,713
Hyundai Electric & Energy System Co. Ltd.(a)	5,936	58,715
Hyundai Elevator Co. Ltd.	7,426	256,619
Hyundai Greenfood Co. Ltd.	15,770	96,115
Hyundai Home Shopping Network Corp.	2,280	125,334
Hyundai Mipo Dockyard Co. Ltd.	7,074	183,118
Hyundai Rotem Co. Ltd.(a)	14,167	180,680
Hyundai Wia Corp.	5,074	177,904
Iljin Diamond Co. Ltd.	2,662	130,646
Iljin Materials Co. Ltd.	6,923	290,522
Ilyang Pharmaceutical Co. Ltd.	4,180	286,432
Innocean Worldwide Inc.	2,729	126,353
iNtRON Biotechnology Inc.(a)	9,219	131,933
IS Dongseo Co. Ltd.	6,175	231,582
ITM Semiconductor Co. Ltd.(a)	2,090	101,166
JB Financial Group Co. Ltd.	41,248	148,964
Jejuair Co. Ltd.(a)	3,644	42,640
Jin Air Co. Ltd.(a)	4,543	34,152
JW Pharmaceutical Corp.	4,902	157,430
JYP Entertainment Corp.	8,142	238,866
KCC Corp.	1,615	189,656
KEPCO Engineering & Construction Co. Inc.	4,581	62,859

Security	Shares	Value

South Korea (continued)
KEPCO Plant Service & Engineering Co. Ltd.	6,651	$155,651
Kginicis Co. Ltd.	5,225	103,145
KIWOOM Securities Co. Ltd.(b)	3,597	330,056
Koh Young Technology Inc.	3,348	253,658
Kolmar BNH Co. Ltd.	2,734	153,052
Kolmar Korea Co. Ltd.	5,035	194,127
Kolmar Korea Holdings Co. Ltd.	1,995	46,604
Kolon Industries Inc.	6,365	171,462
Komipharm International Co. Ltd.(a)	12,013	156,243
Korea Electric Terminal Co. Ltd.	1,754	66,150
Korea Line Corp.(a)	4,370	59,228
Korea Petrochemical Ind. Co Ltd.	1,111	110,361
Korea REIT & Trust Co. Ltd.	68,642	97,944
Korean Reinsurance Co.	29,156	180,154
Kuk-Il Paper Manufacturing Co. Ltd.(a)(b)	26,760	112,410
Kyung Dong Navien Co. Ltd.	2,188	95,411
L&C Bio Co. Ltd.	1,330	147,678
L&F Co. Ltd.	5,103	180,424
LEENO Industrial Inc.	2,945	314,854
LegoChem Biosciences Inc.(a)	4,456	202,563
LG Hausys Ltd.	1,995	97,407
LG International Corp.	9,975	126,377
LIG Nex1 Co. Ltd.	2,894	76,010
Lotte Chilsung Beverage Co. Ltd.	1,425	112,882
LOTTE Fine Chemical Co. Ltd.	6,159	231,760
LOTTE Himart Co. Ltd.	3,800	96,128
LOTTE Reit Co. Ltd.	28,310	121,066
Lotte Tour Development Co. Ltd.(a)	10,640	169,287
LS Corp.	5,595	213,127
LS Electric Co. Ltd.	4,439	202,163
Maeil Dairies Co. Ltd.	1,522	87,125
Mando Corp.	9,788	258,728
Mcnex Co. Ltd.	4,061	114,866
Medipost Co. Ltd.(a)	6,365	154,048
MedPacto Inc.(a)	3,230	288,223
Medy-Tox Inc.	1,330	279,570
MegaStudyEdu Co. Ltd.	2,717	75,021
Meritz Financial Group Inc.	14,603	113,466
Meritz Fire & Marine Insurance Co. Ltd.	15,030	161,320
Mezzion Pharma Co. Ltd.(a)	1,995	285,840
Mirae Asset Life Insurance Co. Ltd.	5,605	17,694
Mirae Asset Maps Asia Pacific Real Estate 1 Investment	27,764	90,334
Namhae Chemical Corp.	8,291	57,442
Namsun Aluminum Co. Ltd.(a)	17,860	77,881
Naturecell Co. Ltd.(a)	15,593	139,798
NEPES Corp.	5,417	133,384
Nexen Tire Corp.	95	405
NHN Corp.(a)	2,945	180,731
NHN KCP Corp.	3,800	230,003
NICE Holdings Co. Ltd.	9,500	150,349
NICE Information Service Co. Ltd.	10,866	164,650
NKMax Co. Ltd.(a)	11,357	151,535
NongShim Co. Ltd.	855	258,753
OCI Co. Ltd.(a)	6,745	367,372
OptoElectronics Solutions Co. Ltd.	2,660	146,895
Orion Holdings Corp.	13,775	151,909
Oscotec Inc.(a)	6,506	179,916
Osstem Implant Co. Ltd.(a)	3,802	118,743
Paradise Co. Ltd.	15,298	171,280
Partron Co. Ltd.	12,045	103,425

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	64

Consolidated Schedule of Investments (continued) August 31, 2020	iShares® MSCI Emerging Markets Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea (continued)
Pharmicell Co. Ltd.(a)	17,005	$320,660
PI Advanced Materials Co. Ltd.	4,883	117,358
Poongsan Corp.	6,195	120,729
Posco ICT Co. Ltd.	22,820	83,469
RFHIC Corp.(b)	4,087	135,041
S&T Motiv Co. Ltd.	2,859	132,372
Sam Chun Dang Pharm Co. Ltd.	4,410	217,549
Samwha Capacitor Co. Ltd.	2,473	112,627
Samyang Foods Co. Ltd.	950	85,171
Sangsangin Co. Ltd.	9,785	49,341
Seojin System Co. Ltd.	4,467	190,653
Seoul Semiconductor Co. Ltd.	11,960	164,111
SFA Engineering Corp.	6,365	177,624
SFA Semicon Co. Ltd.(a)	25,935	108,945
Shinsegae International Inc.	766	87,375
Silicon Works Co. Ltd.	3,747	142,259
SillaJen Inc.(a)(b)(d)	19,774	181,277
SK Chemicals Co. Ltd.	2,414	799,654
SK Discovery Co. Ltd.	3,811	248,313
SK Materials Co. Ltd.	1,499	311,182
SK Networks Co. Ltd.	44,735	195,450
SKC Co. Ltd.	6,354	494,777
SL Corp.	4,412	44,755
SM Entertainment Co. Ltd.(a)	6,000	173,752
Songwon Industrial Co. Ltd.	5,225	53,882
Soulbrain Co. Ltd./New(a)	1,189	217,001
Soulbrain Holdings Co. Ltd.	1,470	57,543
SPC Samlip Co. Ltd.	760	39,475
ST Pharm Co. Ltd.(a)	3,135	171,014
STCUBE(a)	7,362	55,901
Suheung Co. Ltd.	1,615	77,358
Taekwang Industrial Co. Ltd.	95	52,782
Taeyoung Engineering & Construction Co. Ltd.	12,186	221,582
Telcon RF Pharmaceutical Inc.(a)	24,399	112,968
TES Co. Ltd./Korea	4,750	85,371
Theragen Etex Co. Ltd.(a)	9,448	90,670
Tokai Carbon Korea Co. Ltd.	1,733	158,580
Tongyang Life Insurance Co. Ltd.	15,987	40,105
Toptec Co. Ltd.	6,175	85,771
Ubiquoss Holdings Inc.	2,565	60,136
Vieworks Co. Ltd.	2,639	72,534
Webzen Inc.(a)	6,083	176,412
Wemade Co. Ltd.	3,104	93,677
WONIK IPS Co. Ltd.(a)	8,836	238,027
YG Entertainment Inc.(a)	3,147	123,586
Young Poong Corp.	190	78,294
Youngone Corp.	7,896	208,717
Yungjin Pharmaceutical Co. Ltd.(a)	30,951	177,697
Yuyang DNU Co. Ltd.(a)(d)	17,648	16,312
Zinus Inc.	2,755	195,742

		38,588,194

Taiwan — 23.0%
AcBel Polytech Inc.	160,000	140,961
A-DATA Technology Co. Ltd.	66,000	116,967
Advanced Ceramic X Corp.	13,000	164,375
Advanced Wireless Semiconductor Co.	44,596	131,167
Alchip Technologies Ltd.	16,000	287,375
AmTRAN Technology Co. Ltd.(a)	95,312	34,270
Arcadyan Technology Corp.	38,541	120,845
Ardentec Corp.	134,000	149,566

Security	Shares	Value

Taiwan (continued)
Asia Optical Co. Inc.	69,000	$155,207
Asia Pacific Telecom Co. Ltd.(a)	549,910	139,064
Asia Vital Components Co. Ltd.	101,000	241,644
ASPEED Technology Inc.	9,000	368,079
AURAS Technology Co. Ltd.	19,000	143,755
BES Engineering Corp.	532,000	148,133
Bizlink Holding Inc.	36,770	309,534
Brighton-Best International Taiwan Inc.(a)	174,000	152,702
Capital Securities Corp.	475,530	178,274
Career Technology MFG. Co. Ltd.	121,369	116,647
Casetek Holdings Ltd.	43,816	127,230
Cathay Real Estate Development Co. Ltd.	169,300	112,515
Center Laboratories Inc.(a)	96,871	265,111
Century Iron & Steel Industrial Co. Ltd.	42,000	176,065
Charoen Pokphand Enterprise	55,000	127,839
Cheng Loong Corp.	190,000	196,207
Cheng Uei Precision Industry Co. Ltd.	112,000	160,128
Chicony Power Technology Co. Ltd.	58,000	146,277
Chief Telecom Inc.	9,000	119,933
Chilisin Electronics Corp.	59,459	200,010
China Airlines Ltd.(a)	1,344,000	391,178
China Bills Finance Corp.	190,000	94,542
China General Plastics Corp.	149,064	97,034
China Man-Made Fiber Corp.(a)	570,223	147,893
China Metal Products	95,000	86,771
China Motor Corp.	92,200	133,077
China Petrochemical Development Corp.	1,047,600	307,766
China Steel Chemical Corp.	69,000	217,289
Chin-Poon Industrial Co. Ltd.	105,000	91,074
Chipbond Technology Corp.	185,000	354,345
ChipMOS Technologies Inc.	173,000	171,576
Chlitina Holding Ltd.	13,000	92,821
Chong Hong Construction Co. Ltd.	56,424	161,148
Chroma ATE Inc.	104,000	570,659
Chung Hung Steel Corp.(a)	475,000	150,878
Chunghwa Precision Test Tech Co. Ltd.	6,000	143,960
Cleanaway Co. Ltd.	31,000	167,987
Clevo Co.(a)	133,000	134,172
CMC Magnetics Corp.	322,238	89,286
Compeq Manufacturing Co. Ltd.	305,000	453,734
Concraft Holding Co. Ltd.	22,849	71,487
Coretronic Corp.	118,400	141,435
CSBC Corp. Taiwan(a)	81,455	68,709
CTCI Corp.	154,000	188,947
Cub Elecparts Inc.	18,361	104,816
Darfon Electronics Corp.	66,000	90,987
Darwin Precisions Corp.(a)	114,000	42,155
E Ink Holdings Inc.	258,000	362,272
Egis Technology Inc.	18,000	102,449
Elan Microelectronics Corp.	85,000	411,363
Elite Material Co. Ltd.	81,000	469,301
Elite Semiconductor Microelectronics Technology Inc.	102,000	126,537
eMemory Technology Inc.	17,000	300,700
Ennoconn Corp.	15,372	155,074
Epistar Corp.(a)	313,000	425,633
Eternal Materials Co. Ltd.	285,399	336,061
Everlight Electronics Co. Ltd.	118,000	138,947
Far Eastern Department Stores Ltd.	309,000	273,284
Far Eastern International Bank	676,518	258,235
Faraday Technology Corp.	67,000	99,102

65	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2020	iShares® MSCI Emerging Markets Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Taiwan (continued)
Farglory Land Development Co. Ltd.	77,000	$125,965
Feng Hsin Steel Co. Ltd.	160,000	310,823
Firich Enterprises Co. Ltd.	190,376	179,077
FLEXium Interconnect Inc.	89,418	383,984
Formosa Sumco Technology Corp.	24,000	84,249
Foxsemicon Integrated Technology Inc.	19,200	124,983
Fulgent Sun International Holding Co. Ltd.	31,000	133,122
Fusheng Precision Co. Ltd.	37,000	218,155
General Interface Solution Holding Ltd.	71,000	314,571
Genius Electronic Optical Co. Ltd.	21,585	420,790
Getac Technology Corp.	118,000	196,254
Gigabyte Technology Co. Ltd.	156,000	451,388
Ginko International Co. Ltd.	10,500	45,448
Global Lighting Technologies Inc.	28,000	120,716
Global Unichip Corp.	24,000	216,349
Gold Circuit Electronics Ltd.(a)	95,000	166,420
Goldsun Building Materials Co. Ltd.(a)	332,000	244,970
Gourmet Master Co. Ltd.	23,821	81,104
Grand Pacific Petrochemical(a)	285,000	186,494
Grape King Bio Ltd.	37,000	226,982
Great Wall Enterprise Co. Ltd.	197,789	305,027
Greatek Electronics Inc.	108,000	184,776
Hannstar Board Corp.	96,481	143,202
HannStar Display Corp.(a)	771,320	211,353
Holtek Semiconductor Inc.	53,000	115,243
Holy Stone Enterprise Co. Ltd.	41,050	145,500
Hota Industrial Manufacturing Co. Ltd.	62,192	221,497
Hotai Finance Co. Ltd.	64,000	176,242
HTC Corp.(a)	212,000	217,480
Huaku Development Co. Ltd.	76,080	232,325
Hung Sheng Construction Ltd.(a)	163,520	96,134
IBF Financial Holdings Co. Ltd.	580,607	228,550
International CSRC Investment Holdings Co.	203,945	143,185
International Games System Co. Ltd.	19,000	569,841
ITEQ Corp.	59,559	242,568
Jentech Precision Industrial Co. Ltd.	19,000	198,149
Jih Sun Financial Holdings Co. Ltd.	491,341	174,154
Johnson Health Tech Co. Ltd.	30,000	78,626
Kenda Rubber Industrial Co. Ltd.	183,341	199,953
Kindom Development Co. Ltd.	97,000	130,583
King Slide Works Co. Ltd.	18,000	186,800
King Yuan Electronics Co. Ltd.	317,000	337,079
King’s Town Bank Co. Ltd.	256,000	318,893
Kinpo Electronics	285,000	111,702
Kinsus Interconnect Technology Corp.	79,000	171,777
KMC Kuei Meng International Inc.	27,000	179,439
LandMark Optoelectronics Corp.	21,400	179,418
Lealea Enterprise Co. Ltd.(a)	590	185
Lien Hwa Industrial Holdings Corp.	220,478	315,972
Lite-On Semiconductor Corp.	95,000	126,595
Longchen Paper & Packaging Co. Ltd.	206,456	122,784
Lotes Co. Ltd.	21,968	320,444
Lotus Pharmaceutical Co. Ltd.(a)	27,000	73,892
Lung Yen Life Service Corp.	79,000	148,084
Machvision Inc.	10,398	98,872
Macronix International	546,000	561,975
Makalot Industrial Co. Ltd.	58,036	390,645
Mercuries & Associates Holding Ltd.	133,579	113,131
Mercuries Life Insurance Co. Ltd.(a)	358,246	115,014
Merida Industry Co. Ltd.	66,000	551,097

Security	Shares	Value

Taiwan (continued)
Merry Electronics Co. Ltd.	54,224	$284,597
Mitac Holdings Corp.	274,383	270,254
momo.com Inc.	14,000	347,835
Nan Kang Rubber Tire Co. Ltd.	133,000	212,816
Nan Liu Enterprise Co. Ltd.	15,000	138,030
Nan Ya Printed Circuit Board Corp.(a)	68,000	279,263
Nantex Industry Co. Ltd.	95,000	152,012
OBI Pharma Inc.(a)	43,184	175,877
Oneness Biotech Co. Ltd.(a)	77,000	890,939
Oriental Union Chemical Corp.	190,000	110,407
Pan Jit International Inc.	93,900	117,449
Pan-International Industrial Corp.	151,722	91,525
Parade Technologies Ltd.	21,000	744,338
PChome Online Inc.	29,305	111,861
PharmaEngine Inc.	32,756	80,155
PharmaEssentia Corp.(a)	53,648	208,438
Pharmally International Holding Co. Ltd.(d)	21,603	41,672
Pixart Imaging Inc.	39,635	233,016
Poya International Co. Ltd.	17,453	342,023
President Securities Corp.	279,215	155,112
Primax Electronics Ltd.	109,000	166,055
Prince Housing & Development Corp.	380,917	133,067
Qisda Corp.	454,000	287,797
Quanta Storage Inc.	95,000	142,137
Radiant Opto-Electronics Corp.	131,000	482,184
Radium Life Tech Co. Ltd.	247,341	87,669
Rexon Industrial Corp. Ltd.	40,000	137,007
RichWave Technology Corp.	15,000	112,980
Ritek Corp.(a)	475,218	95,071
Roo Hsing Co. Ltd.(a)	174,000	73,831
Ruentex Industries Ltd.	95,000	225,346
Run Long Construction Co. Ltd.	65,000	156,621
Sanyang Motor Co. Ltd.	226,820	183,209
ScinoPharm Taiwan Ltd.	92,708	103,952
SDI Corp.	33,000	53,648
Sercomm Corp.	67,000	177,653
Shin Zu Shing Co. Ltd.	46,856	241,135
Shinkong Synthetic Fibers Corp.	419,135	174,274
Sigurd Microelectronics Corp.	125,124	162,687
Simplo Technology Co. Ltd.	49,600	566,297
Sinbon Electronics Co. Ltd.	66,000	406,012
Sino-American Silicon Products Inc.	149,000	489,532
Sinyi Realty Inc.	89,778	89,804
Sitronix Technology Corp.	33,000	161,955
Soft-World International Corp.	18,140	56,878
Sporton International Inc.	22,330	205,480
St. Shine Optical Co. Ltd.	14,000	141,233
Sunny Friend Environmental Technology Co. Ltd.	20,000	167,681
Sunonwealth Electric Machine Industry Co. Ltd.	54,000	115,577
Supreme Electronics Co. Ltd.	133,000	135,078
Systex Corp.	44,000	130,914
TA Chen Stainless Pipe	262,331	189,988
Taichung Commercial Bank Co. Ltd.	799,684	303,886
TaiDoc Technology Corp.	17,000	118,484
TaiMed Biologics Inc.(a)	55,000	215,565
Tainan Spinning Co. Ltd.	285,190	113,720
Taiwan Cogeneration Corp.	137,000	175,093
Taiwan Fertilizer Co. Ltd.	235,000	434,896
Taiwan Glass Industry Corp.(a)	475,000	186,170
Taiwan Hon Chuan Enterprise Co. Ltd.	90,004	180,367

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	66

Consolidated Schedule of Investments (continued) August 31, 2020	iShares® MSCI Emerging Markets Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Taiwan (continued)
Taiwan Paiho Ltd.	75,050	$202,067
Taiwan Secom Co. Ltd.	88,450	256,233
Taiwan Semiconductor Co. Ltd.	66,000	84,352
Taiwan Shin Kong Security Co. Ltd.	73,366	90,890
Taiwan Styrene Monomer	196,000	105,209
Taiwan Surface Mounting Technology Corp.	76,000	308,232
Taiwan TEA Corp.(a)	291,000	163,642
Taiwan Union Technology Corp.	68,000	275,787
TCI Co. Ltd.	26,528	289,768
Teco Electric and Machinery Co. Ltd.	475,000	474,328
Test Research Inc.	52,000	104,207
Ton Yi Industrial Corp.(a)	380,000	125,883
Tong Hsing Electronic Industries Ltd.(a)	71,000	320,621
Tong Yang Industry Co. Ltd.	113,133	149,217
Topco Scientific Co. Ltd.	56,000	229,027
TPK Holding Co. Ltd.(a)	95,000	159,297
Transcend Information Inc.(a)	62,000	139,250
Tripod Technology Corp.	123,000	486,274
TSRC Corp.	222,000	132,785
TTY Biopharm Co. Ltd.	68,450	161,901
Tung Ho Steel Enterprise Corp.	190,000	173,219
TXC Corp.	89,000	234,470
U-Ming Marine Transport Corp.	146,000	149,277
Unimicron Technology Corp.	370,000	928,105
Union Bank of Taiwan	407,167	142,237
Unitech Printed Circuit Board Corp.	164,420	115,996
United Integrated Services Co. Ltd.	45,400	318,743
United Renewable Energy Co. Ltd.(a)	655,879	258,180
UPC Technology Corp.	349,741	152,572
USI Corp.	380,070	168,393
Visual Photonics Epitaxy Co. Ltd.	47,425	124,618
Voltronic Power Technology Corp.(a)	17,080	602,485
Wafer Works Corp.	145,681	172,783
Wah Lee Industrial Corp.	85,000	163,966
Walsin Lihwa Corp.	788,000	452,526
Wan Hai Lines Ltd.	190,000	137,280
Wistron NeWeb Corp.	85,481	240,348
WT Microelectronics Co. Ltd.	96,757	128,772
XinTec Inc.(a)	52,000	218,871
Xxentria Technology Materials Corp.	67,000	118,740
Yang Ming Marine Transport Corp.(a)	380,820	131,087
YFY Inc.	380,000	237,002
Yieh Phui Enterprise Co. Ltd.(a)	459,797	148,870
Yulon Finance Corp.	47,080	159,974
Yulon Motor Co. Ltd.(a)	264,000	227,637
YungShin Global Holding Corp.	85,200	127,910
Yungtay Engineering Co. Ltd.	62,000	115,584

		48,801,761

Thailand — 3.5%
AEON Thana Sinsap Thailand PCL, NVDR	37,800	129,957
Amata Corp. PCL, NVDR(b)	270,600	114,770
AP Thailand PCL, NVDR	822,800	166,556
Bangchak Corp. PCL, NVDR	340,800	193,820
Bangkok Chain Hospital PCL, NVDR	437,200	219,144
Bangkok Land PCL, NVDR(b)	5,158,500	164,091
Bangkok Life Assurance PCL, NVDR(a)(b)	229,800	118,878
Banpu PCL, NVDR	1,273,000	235,192
Central Plaza Hotel PCL, NVDR(a)(b)	171,000	149,723
CH Karnchang PCL, NVDR	369,500	229,138
Chularat Hospital PCL, NVDR	1,995,800	166,731

Security	Shares	Value

Thailand (continued)
CK Power PCL, NVDR(a)	798,100	$155,145
Com7 PCL, NVDR	190,000	250,301
Eastern Polymer Group PCL, NVDR	412,900	62,620
Eastern Water Resources Development and Management PCL, NVDR	663,500	212,124
Esso Thailand PCL, NVDR(a)(b)	352,000	74,647
GFPT PCL, NVDR	212,300	87,996
Gunkul Engineering PCL, NVDR(b)	1,568,899	128,042
Hana Microelectronics PCL, NVDR	190,100	242,798
Jasmine International PCL, NVDR(b)	1,147,200	106,896
KCE Electronics PCL, NVDR(b)	233,300	219,263
Khon Kaen Sugar Industry PCL, NVDR	933,930	61,217
Kiatnakin Phatra Bank PCL, NVDR(a)	85,532	109,242
Major Cineplex Group PCL, NVDR(b)	281,500	158,286
MBK PCL, NVDR	593,700	238,453
Mega Lifesciences PCL, NVDR	134,700	163,384
Plan B Media PCL, NVDR	741,500	131,039
Pruksa Holding PCL, NVDR	419,400	156,319
PTG Energy PCL, NVDR	261,000	161,854
Quality Houses PCL, NVDR	3,116,267	222,286
Sansiri PCL, NVDR	5,135,400	120,454
Siamgas & Petrochemicals PCL, NVDR	296,800	85,352
Sino-Thai Engineering & Construction PCL, NVDR	314,528	133,401
Sri Trang Agro-Industry PCL, NVDR(a)(b)	275,580	230,222
Star Petroleum Refining PCL, NVS(b)	560,500	123,365
Supalai PCL, NVDR	540,200	291,601
Super Energy Corp. PCL, NVDR	5,861,500	154,436
Taokaenoi Food & Marketing PCL, Class R, NVDR(b)	197,900	68,039
Thai Airways International PCL, NVDR(a)(b)	329,100	35,107
Thai Vegetable Oil PCL, NVDR	211,400	183,398
Thanachart Capital PCL, NVDR	110,300	114,296
Thonburi Healthcare Group PCL, NVDR	296,600	184,884
Tipco Asphalt PCL, NVDR	221,000	176,104
TPI Polene Power PCL, NVDR	731,500	101,537
TTW PCL, NVDR(b)	550,700	237,108
WHA Corp. PCL, NVDR(b)	2,839,500	291,956

		7,361,172

Turkey — 1.0%
Coca-Cola Icecek AS	24,878	146,111
Dogan Sirketler Grubu Holding AS	342,076	97,616
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	552,615	132,165
Enerjisa Enerji AS(c)	62,225	68,998
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class D(b)	289,370	119,932
Koza Altin Isletmeleri AS(a)(b)	12,540	132,404
Koza Anadolu Metal Madencilik Isletmeleri AS(a)(b)	65,036	113,563
Mavi Giyim Sanayi Ve Ticaret AS, Class B(a)(c)	13,692	69,176
Migros Ticaret AS(a)(b)	21,375	113,919
MLP Saglik Hizmetleri AS(a)(c)	28,407	59,061
Pegasus Hava Tasimaciligi AS(a)(b)	11,799	73,433
Petkim Petrokimya Holding AS(a)(b)	259,243	137,742
Sasa Polyester Sanayi AS(a)	54,297	111,265
Soda Sanayii AS	143,450	132,748
Sok Marketler Ticaret AS(a)	56,430	98,536
TAV Havalimanlari Holding AS	88,748	180,897
Tekfen Holding AS(b)	65,404	131,803
Trakya Cam Sanayii AS	190,670	101,825
Turkiye Halk Bankasi AS(a)	42,108	28,095

67	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2020	iShares® MSCI Emerging Markets Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Turkey (continued)
Ulker Biskuvi Sanayi AS(a)	52,966	$164,821

		2,214,110

United Arab Emirates — 0.6%
Air Arabia PJSC	854,789	269,947
Amanat Holdings PJSC	529,062	122,862
DAMAC Properties Dubai Co. PJSC(a)	663,238	158,716
Dana Gas PJSC	1,199,770	238,115
Drake & Scull International PJSC(a)(d)	241,185	11,792
Dubai Financial Market PJSC	715,605	168,909
Dubai Investments PJSC	692,880	230,133

		1,200,474

Total Common Stocks — 98.0% (Cost: $197,882,395)		208,316,900

Preferred Stocks

Brazil — 1.2%
Azul SA, Preference Shares, NVS	83,500	338,055
Banco ABC Brasil SA, Preference Shares, NVS	25,269	61,907
Banco do Estado do Rio Grande do Sul SA, Class B, Preference Shares, NVS	59,800	143,017
Banco Pan SA, Preference Shares, NVS	104,500	161,343
Bradespar SA, Preference Shares, NVS	66,600	534,048
Cia. de Saneamento do Parana, Preference Shares, NVS .	9,500	9,161
Cia. Energetica de Sao Paulo, Class B, Preference Shares, NVS	47,500	260,623
Gol Linhas Aereas Inteligentes SA, Preference Shares, NVS(a)	47,500	154,901
Marcopolo SA, Preference Shares, NVS	161,569	83,054
Metalurgica Gerdau SA, Preference Shares, NVS	237,500	380,544
Randon SA Implemetos e Participacoes, Preference Shares, NVS	53,725	105,082
Unipar Carbocloro SA, Preference Shares, NVS	15,483	84,190
Usinas Siderurgicas de Minas Gerais SA Usiminas, Class A, Preference Shares, NVS	123,500	228,499

		2,544,424

Total Preferred Stocks — 1.2% (Cost: $2,600,491)		2,544,424

Rights

Chile — 0.0%
Cia Sud Americana de Vapores SA, (Expires 09/25/20)(a)	1,289,502	4,991

Security	Shares	Value

India — 0.0%
Minda Industries Ltd., (Expires 09/08/20)(a)	1,108	$1,058

Total Rights — 0.0% (Cost: $0)		6,049

Warrants

Brazil — 0.0%
CVC Brasil Operadora e Agencia de Viagens SA (Expires 01/29/21)(a)	6,092	8,064

Total Warrants — 0.0% (Cost: $0)		8,064

Short-Term Investments

Money Market Funds — 4.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.37%(g)(h)(i)	9,443,426	9,452,869

Total Short-Term Investments — 4.5% (Cost: $9,444,768)		9,452,869

Total Investments in Securities — 103.7% (Cost: $209,927,654)		220,328,306

Other Assets, Less Liabilities — (3.7)%		(7,817,125)

Net Assets — 100.0%		$212,511,181

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Rounds to less than $1.
(f)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(g)	Affiliate of the Fund.
(h)	Annualized 7-day yield as of period-end.
(i)	All or a portion of this security was purchased with cash collateral received from loaned securities.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	68

Consolidated Schedule of Investments (continued) August 31, 2020	iShares® MSCI Emerging Markets Small-Cap ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$17,931,324	$—	$(8,479,318	)(a)	$679	$184	$9,452,869	9,443,426	$571,837	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares(c)	110,000	—	(110,000	)(a)	—	—	—	—	3,377		—

					$679	$184	$9,452,869		$575,214		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	As of period end, the entity is no longer held.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Emerging Markets E-Mini Index	19	09/18/20	$1,045	$56,469

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2020, the fair values of derivative financial instruments located in the Consolidated Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$56,469

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Consolidated Schedule of Investments. In the Consolidated Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2020, the effect of derivative financial instruments in the Consolidated Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$134,218

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$37,915

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$829,794

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

69	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2020	iShares® MSCI Emerging Markets Small-Cap ETF

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$207,122,380	$512,986	$681,534	$208,316,900
Preferred Stocks	2,544,424	—	—	2,544,424
Rights	1,058	4,991	—	6,049
Warrants	—	8,064	—	8,064
Money Market Funds	9,452,869	—	—	9,452,869

	$219,120,731	$526,041	$681,534	$220,328,306

Derivative financial instruments(a)
Assets
Futures Contracts	$56,469	$—	$—	$56,469

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to consolidated financial statements.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	70

Consolidated Statements of Assets and Liabilities

August 31, 2020

	iShares Core MSCI Emerging Markets ETF	iShares MSCI BRIC ETF	iShares MSCI Emerging Markets Asia ETF	iShares MSCI Emerging Markets Small-Cap ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$53,882,418,087	$146,484,309	$555,841,517	$210,875,437
Affiliated(c)	2,986,901,043	3,616,562	14,814,628	9,452,869
Cash	380,362	282,710	487,001	484,615
Foreign currency, at value(d)	153,852,712	1,548,263	2,060,877	490,678
Cash pledged:
Futures contracts	76,492,200	172,000	327,000	102,000
Foreign currency collateral pledged:
Futures contracts(e)	—	86,063	30,838	—
Receivables:
Investments sold	404,305,471	1,327,833	3,872,913	8,469,657
Securities lending income — Affiliated	3,211,988	2,146	8,428	35,824
Dividends	69,851,311	155,117	666,709	379,085
Tax reclaims	811,243	—	—	4,185

Total assets	57,578,224,417	153,675,003	578,109,911	230,294,350

LIABILITIES
Collateral on securities loaned, at value	2,394,530,916	2,652,776	12,959,077	9,445,619
Deferred foreign capital gain tax	4,042,980	—	9,639	—
Payables:
Investments purchased	527,407,868	3,502,361	5,796,756	7,536,635
Variation margin on futures contracts	17,854,063	59,785	83,123	23,560
Bank borrowings	—	250,008	475,012	647,014
Investment advisory fees	5,303,974	87,243	227,412	123,774
Foreign taxes	703,597	—	454	6,567

Total liabilities	2,949,843,398	6,552,173	19,551,473	17,783,169

NET ASSETS	$54,628,381,019	$147,122,830	$558,558,438	$212,511,181

NET ASSETS CONSIST OF:
Paid-in capital	$52,525,573,833	$361,226,026	$516,309,475	$250,227,220
Accumulated earnings (loss)	2,102,807,186	(214,103,196)	42,248,963	(37,716,039)

NET ASSETS	$54,628,381,019	$147,122,830	$558,558,438	$212,511,181

Shares outstanding	1,024,200,000	3,100,000	7,400,000	4,750,000

Net asset value	$53.34	$47.46	$75.48	$44.74

Shares authorized	4.30 billion	500 million	500 million	500 million

Par value	$0.001	$0.001	$0.001	$0.001

(a) Securities loaned, at value	$2,165,527,271	$2,417,305	$10,482,664	$8,806,748
(b) Investments, at cost — Unaffiliated	$45,430,459,568	$130,732,778	$449,546,097	$200,482,886
(c) Investments, at cost — Affiliated	$2,985,338,247	$3,614,478	$14,808,467	$9,444,768
(d) Foreign currency, at cost	$153,933,539	$1,547,990	$2,059,261	$490,273
(e) Foreign currency collateral pledged, at cost	$—	$86,062	$30,838	$—

See notes to consolidated financial statements.

71	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Statements of Operations

Year Ended August 31, 2020

	iShares Core MSCI Emerging Markets ETF	iShares MSCI BRIC ETF	iShares MSCI Emerging Markets Asia ETF	iShares MSCI Emerging Markets Small-Cap ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$1,370,526,067	$3,610,654	$11,522,436	$5,422,270
Dividends — Affiliated	1,273,132	3,194	7,345	3,377
Non-cash dividends — Unaffiliated	402,857,037	—	—	—
Interest — Unaffiliated	81,566	148	423	284
Securities lending income — Affiliated — net(a)	47,190,575	51,228	157,069	571,837
Other income — Unaffiliated	5,270	—	—	—
Foreign taxes withheld	(152,511,333)	(288,594)	(1,411,173)	(589,455)
Foreign withholding tax claims	9,380	—	—	—
Other foreign taxes	(86,843)	—	(1,005)	(614)

Total investment income	1,669,344,851	3,376,630	10,275,095	5,407,699

EXPENSES
Investment advisory fees	73,193,956	1,178,749	2,314,189	1,358,678
Commitment fees	326,659	1,819	3,688	1,804
Professional fees	984	—	—	—
Miscellaneous	264	264	264	264
Mauritius income taxes	2,346,030	10,151	23,378	12,760
Interest expense	43,881	1,058	1,509	1,822

Total expenses	75,911,774	1,192,041	2,343,028	1,375,328

Less:
Investment advisory fees waived	(2,717,834)	—	—	—

Total expenses after fees waived	73,193,940	1,192,041	2,343,028	1,375,328

Net investment income	1,596,150,911	2,184,589	7,932,067	4,032,371

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated(b)	(2,553,395,149)	(8,586,300)	(13,888,892)	(14,313,992)
Investments — Affiliated	(90,134)	1,127	(935)	679
In-kind redemptions — Unaffiliated	752,701,613	3,741,500	8,736,667	69,053
Futures contracts	115,966,709	51,503	375,836	134,218
Foreign currency transactions	(12,502,029)	(132,547)	(62,818)	(44,871)

Net realized loss	(1,697,318,990)	(4,924,717)	(4,840,142)	(14,154,913)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated(c)	6,054,217,104	19,726,684	86,170,701	29,478,951
Investments — Affiliated	597,891	1,860	4,380	184
Futures contracts	82,830,088	(16,105)	23,576	37,915
Foreign currency translations	601,189	881	3,395	101

Net change in unrealized appreciation (depreciation)	6,138,246,272	19,713,320	86,202,052	29,517,151

Net realized and unrealized gain	4,440,927,282	14,788,603	81,361,910	15,362,238

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,037,078,193	$16,973,192	$89,293,977	$19,394,609

(a) Net of securities lending income tax paid of	$2,556,765	$—	$—	$—
(b) Net of foreign capital gain tax of	$162,960	$—	$1,302	$—
(c) Net of deferred foreign capital gain tax of	$(15,382,643)	$—	$(174,974)	$—

See notes to consolidated financial statements.

C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	72

Consolidated Statements of Changes in Net Assets

	iShares Core MSCI Emerging Markets ETF		iShares MSCI BRIC ETF
	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/20	Year Ended 08/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$ 1,596,150,911	$ 1,508,745,729	$ 2,184,589	$ 3,448,535
Net realized gain (loss)	(1,697,318,990)	(2,080,355,186)	(4,924,717)	22,254,730
Net change in unrealized appreciation (depreciation)	6,138,246,272	(1,880,589,481)	19,713,320	(19,645,277)

Net increase (decrease) in net assets resulting from operations	6,037,078,193	(2,452,198,938)	16,973,192	6,057,988

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(1,796,276,569)	(1,444,387,321)	(2,573,879)	(4,010,086)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(2,632,718,567)	7,837,158,637	(28,202,766)	(46,185,765)

NET ASSETS
Total increase (decrease) in net assets	1,608,083,057	3,940,572,378	(13,803,453)	(44,137,863)
Beginning of year	53,020,297,962	49,079,725,584	160,926,283	205,064,146

End of year	$54,628,381,019	$53,020,297,962	$147,122,830	$160,926,283

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to consolidated financial statements.

73	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Statements of Changes in Net Assets  (continued)

	iShares MSCI Emerging Markets Asia ETF		iShares MSCI Emerging Markets Small-Cap ETF
	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/20	Year Ended 08/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$7,932,067	$9,018,925	$4,032,371	$5,737,900
Net realized loss	(4,840,142)	(7,607,049)	(14,154,913)	(12,756,567)
Net change in unrealized appreciation (depreciation)	86,202,052	(35,810,298)	29,517,151	(19,596,766)

Net increase (decrease) in net assets resulting from operations	89,293,977	(34,398,422)	19,394,609	(26,615,433)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(8,516,244)	(9,103,744)	(5,314,637)	(6,815,245)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	25,452,906	55,291,785	(40,270,524)	10,108,698

NET ASSETS
Total increase (decrease) in net assets	106,230,639	11,789,619	(26,190,552)	(23,321,980)
Beginning of year	452,327,799	440,538,180	238,701,733	262,023,713

End of year	$558,558,438	$452,327,799	$212,511,181	$238,701,733

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to consolidated financial statements.

C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	74

Consolidated Financial Highlights

(For a share outstanding throughout each period)

	iShares Core MSCI Emerging Markets ETF
	Year Ended 08/31/20	Year Ended 08/31/19		Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16

Net asset value, beginning of year	$48.31	$52.27		$53.91	$44.60	$40.75

Net investment income(a)	1.46	1.40		1.39	1.31	1.20
Net realized and unrealized gain (loss)(b)	5.21	(4.01)		(1.61)	8.95	3.58

Net increase (decrease) from investment operations	6.67	(2.61)		(0.22)	10.26	4.78

Distributions(c)
From net investment income	(1.64)	(1.35)		(1.42)	(0.95)	(0.93)

Total distributions	(1.64)	(1.35)		(1.42)	(0.95)	(0.93)

Net asset value, end of year	$53.34	$48.31		$52.27	$53.91	$44.60

Total Return
Based on net asset value	13.97%	(4.93	)%(d)	(0.52)%	23.45%	11.99%

Ratios to Average Net Assets
Total expenses	0.14%	0.14%		0.14%	0.15%	0.17%

Total expenses after fees waived	0.14%	0.14%		0.14%	0.14%	0.17%

Total expenses excluding professional fees for foreign withholding tax claims	0.14%	0.14%		N/A	N/A	N/A

Net investment income	2.97%	2.79%		2.48%	2.74%	2.93%

Supplemental Data
Net assets, end of year (000)	$54,628,381	$53,020,298		$49,079,726	$36,775,298	$16,003,488

Portfolio turnover rate(e)	15%	15%		6%	4%	10%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended August 31, 2019:
•	Total return by 0.01%.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to consolidated financial statements.

75	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI BRIC ETF
	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16

Net asset value, beginning of year	$40.23	$41.01	$42.21	$33.48	$30.74

Net investment income(a)	0.55	0.69	0.68	0.70	0.64
Net realized and unrealized gain (loss)(b)	7.34	(0.59)	(1.13)	8.57	2.84

Net increase (decrease) from investment operations	7.89	0.10	(0.45)	9.27	3.48

Distributions(c)
From net investment income	(0.66)	(0.88)	(0.75)	(0.54)	(0.74)

Total distributions	(0.66)	(0.88)	(0.75)	(0.54)	(0.74)

Net asset value, end of year	$47.46	$40.23	$41.01	$42.21	$33.48

Total Return
Based on net asset value	19.78%	0.35%	(1.16)%	28.15%	11.61%

Ratios to Average Net Assets
Total expenses	0.70%	0.69%	0.67%	0.70%	0.73%

Net investment income	1.29%	1.69%	1.51%	1.96%	2.13%

Supplemental Data
Net assets, end of year (000)	$147,123	$160,926	$205,064	$261,702	$182,488

Portfolio turnover rate(d)	42%	53%	22%	24%	20%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to consolidated financial statements.

C O N S O L I D A T E D F I N A N C I A L H I G H L I G H T S	76

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Emerging Markets Asia ETF
	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16

Net asset value, beginning of year	$62.82	$69.38	$69.15	$56.33	$50.87

Net investment income(a)	1.12	1.26	1.16	1.31	1.02
Net realized and unrealized gain (loss)(b)	12.79	(6.52)	0.42	12.43	5.54

Net increase (decrease) from investment operations	13.91	(5.26)	1.58	13.74	6.56

Distributions(c)
From net investment income	(1.25)	(1.30)	(1.35)	(0.92)	(1.10)

Total distributions	(1.25)	(1.30)	(1.35)	(0.92)	(1.10)

Net asset value, end of year	$75.48	$62.82	$69.38	$69.15	$56.33

Total Return
Based on net asset value	22.31%	(7.52)%	2.22%	24.80%	13.14%

Ratios to Average Net Assets
Total expenses	0.50%	0.50%	0.50%	0.49%	0.66%

Total expenses after fees waived	0.50%	0.50%	0.50%	0.49%	0.49%

Net investment income	1.68%	1.94%	1.58%	2.16%	1.98%

Supplemental Data
Net assets, end of year (000)	$558,558	$452,328	$440,538	$501,330	$216,863

Portfolio turnover rate(d)	20%	16%	33%	15%	22%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to consolidated financial statements.

77	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Emerging Markets Small-Cap ETF
	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16

Net asset value, beginning of year	$41.51	$47.64	$49.23	$43.27	$40.06

Net investment income(a)	0.85	0.99	1.10	1.04	0.90
Net realized and unrealized gain (loss)(b)	3.52	(5.98)	(1.22)	5.81	3.36

Net increase (decrease) from investment operations	4.37	(4.99)	(0.12)	6.85	4.26

Distributions(c)
From net investment income	(1.14)	(1.14)	(1.47)	(0.89)	(1.05)

Total distributions	(1.14)	(1.14)	(1.47)	(0.89)	(1.05)

Net asset value, end of year	$44.74	$41.51	$47.64	$49.23	$43.27

Total Return
Based on net asset value	10.68%	(10.50)%	(0.38)%	16.17%	10.83%

Ratios to Average Net Assets
Total expenses	0.71%	0.69%	0.67%	0.69%	0.71%

Net investment income	2.07%	2.25%	2.14%	2.32%	2.20%

Supplemental Data
Net assets, end of year (000)	$212,511	$238,702	$262,024	$253,519	$121,151

Portfolio turnover rate(d)	46%	29%	39%	19%	24%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to consolidated financial statements.

C O N S O L I D A T E D F I N A N C I A L H I G H L I G H T S	78

Notes to Consolidated Financial Statements

1.	ORGANIZATION

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation and is authorized to have multiple series or portfolios.

These consolidated financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification

Core MSCI Emerging Markets	Diversified

MSCI BRIC	Diversified

MSCI Emerging Markets Asia	Diversified

MSCI Emerging Markets Small-Cap	Diversified

Basis of Consolidation: The accompanying consolidated financial statements for each Fund includes the accounts of its subsidiary in the Republic of Mauritius, which is a wholly-owned subsidiary (each, a “Subsidiary”) of the Fund that invests in Indian securities. Through this investment structure, each Fund expects to obtain certain benefits under a current tax treaty between Mauritius and India. Intercompany accounts and transactions, if any, have been eliminated.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities are reflected in tax reclaims receivable. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a return of capital or capital gain. Non-cash dividends, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is accrued daily.

Foreign Currency Translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in non-U.S. currencies are translated to U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. Such fluctuations are reflected by the Funds as a component of net realized and unrealized gain (loss) from investments for financial reporting purposes. Each Fund reports realized currency gain (loss) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its consolidated statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2020, if any, are disclosed in the consolidated statement of assets and liabilities.

Each Fund conducts its investment activities in India through its Subsidiary and expects to obtain benefits under the Double Tax Avoidance Agreement (“DTAA”) between India and Mauritius. In order to be eligible to claim benefits under the DTAA, each Subsidiary must have commercial substance, on an annual basis, to satisfy certain tests and conditions, including the establishment and maintenance of valid tax residence in Mauritius, have the place of effective management outside of India, and related requirements. Each Fund has obtained a current tax residence certificate issued by the Mauritian Revenue Authorities.

Based upon current interpretation and practice of the current tax laws in India and Mauritius and the DTAA, each Subsidiary is subject to tax in Mauritius on its net income at the rate of 15%. However, each Subsidiary is entitled to a tax credit equivalent to the higher of the actual foreign tax incurred or 80% of the Mauritius tax on its foreign source income, thus reducing its maximum effective tax rate to 3% up to June 30, 2021. After June 30, 2021, under the new tax regime and subject to meeting the necessary substance requirements as required under the Financial Services Act 2007 (as amended by the Finance Act 2018) and such guidelines issued by the FSC, each Subsidiary is entitled to either (a) a foreign tax credit equivalent to the actual foreign tax suffered on its foreign income against each Subsidiary’s tax liability computed at 15% on such income, or (b) a partial exemption of 80% of some of the income derived, including interest income or foreign source dividends. Taxes on income, if any, are paid by each Subsidiary and are disclosed in its consolidated statement of operations. Any dividends paid by a Subsidiary to its Fund are not subject to tax in Mauritius. Each Subsidiary is currently exempt from tax in Mauritius on any gains from the sale of securities.

The DTAA provides that capital gains will be taxable in India with respect to the sale of shares acquired on or after April 1, 2017. Capital gains arising from shares acquired before April 1, 2017, regardless of when they are sold, will continue to be exempt from taxation under the amended DTAA, assuming requirements for eligibility under the DTAA are satisfied. There can be no assurance, however, that the DTAA will remain in effect during the Subsidiary’s existence or that it will continue to enjoy its benefits on the shares acquired prior to April 1, 2017.

79	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Consolidated Financial Statements (continued)

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Futures contracts are valued based on that day’s last reported settlement price on the exchange where the contract is traded.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned

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Notes to Consolidated Financial Statements (continued)

securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of August 31, 2020, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the consolidated schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its consolidated schedule of investments. The market value of any securities on loan as of August 31, 2020 and the value of the related cash collateral are disclosed in the consolidated statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of August 31, 2020:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

Core MSCI Emerging Markets
Barclays Bank PLC	$12,890,581	$12,890,581		$—	$—
Barclays Capital Inc.	34,879,238	34,879,238		—	—
BNP Paribas Prime Brokerage International Ltd.	31,350,468	31,350,468		—	—
BNP Paribas Securities Corp.	6,214,049	6,214,049		—	—
BofA Securities, Inc.	525,122,793	525,122,793		—	—
Citadel Clearing LLC	618,750	618,750		—	—
Citigroup Global Markets Inc.	147,897,176	147,897,176		—	—
Citigroup Global Markets Ltd.	42,755,253	42,755,253		—	—
Credit Suisse Securities (Europe) Ltd.	69,023,158	69,023,158		—	—
Credit Suisse Securities (USA) LLC	31,124,148	31,124,148		—	—
Deutsche Bank Securities Inc.	2,189,917	2,189,917		—	—
Goldman Sachs & Co.	164,674,106	164,674,106		—	—
Goldman Sachs International	45,170,755	45,170,755		—	—
HSBC Bank PLC	15,089,023	15,089,023		—	—
Jefferies LLC	6,470,762	6,470,762		—	—
JPMorgan Securities LLC	183,236,765	183,236,765		—	—
JPMorgan Securities PLC	297,362,720	297,362,720		—	—
Macquarie Bank Limited	59,265,467	59,265,467		—	—
Morgan Stanley & Co. International PLC	163,107,936	163,107,936		—	—
Morgan Stanley & Co. LLC	230,600,617	230,600,617		—	—
National Financial Services LLC	1,942,139	1,920,338		—	(21,801	)(b)
Nomura Securities International Inc.	2,176,159	2,176,159		—	—
RBC Capital Markets LLC	469,512	469,512		—	—
SG Americas Securities LLC	12,937,737	12,937,737		—	—
State Street Bank & Trust Company	1,511,247	1,511,247		—	—
TD Prime Services LLC	3,499,615	3,437,300		—	(62,315	)(b)
UBS AG	26,171,002	26,171,002		—	—
UBS Europe SE	2,454,936	2,454,936		—	—
UBS Securities LLC	38,214,409	37,984,681		—	(229,728	)(b)
Wells Fargo Bank, National Association	6,215,812	6,215,812		—	—
Wells Fargo Securities LLC	891,021	891,021		—	—

	$2,165,527,271	$2,165,213,427		$—	$(313,844)

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Notes to Consolidated Financial Statements (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

MSCI BRIC
BNP Paribas Prime Brokerage International Ltd.	$163,091	$163,091		$—	$—
BofA Securities, Inc.	87,854	87,854		—	—
HSBC Bank PLC	171,757	171,757		—	—
Jefferies LLC	607,381	607,289		—	(92	)(b)
JPMorgan Securities LLC	290,041	290,041		—	—
Macquarie Bank Limited	70,406	70,406		—	—
Morgan Stanley & Co. LLC	748,035	748,035		—	—
SG Americas Securities LLC	203,315	203,315		—	—
State Street Bank & Trust Company	2,872	2,872		—	—
UBS AG	72,553	72,553		—	—

	$2,417,305	$2,417,213		$—	$(92)

MSCI Emerging Markets Asia
BNP Paribas Prime Brokerage International Ltd.	$622,634	$622,634		$—	$—
BofA Securities, Inc.	195,132	195,132		—	—
Citigroup Global Markets Inc.	797,561	797,561		—	—
Deutsche Bank Securities Inc.	213,209	213,209		—	—
HSBC Bank PLC	8,311	8,311		—	—
Jefferies LLC	1,865,930	1,863,785		—	(2,145	)(b)
JPMorgan Securities LLC	559,010	559,010		—	—
Macquarie Bank Limited	180,010	180,010		—	—
Morgan Stanley & Co. LLC	3,024,384	3,024,384		—	—
RBC Capital Markets LLC	405,955	405,955		—	—
State Street Bank & Trust Company	2,228,336	2,228,336		—	—
UBS AG	141,239	141,239		—	—
Wells Fargo Bank, National Association	240,953	240,953		—	—

	$10,482,664	$10,480,519		$—	$(2,145)

MSCI Emerging Markets Small-Cap
Barclays Bank PLC	$257,807	$257,807		$—	$—
Barclays Capital Inc.	218,805	218,805		—	—
BMO Capital Markets	211,211	211,211		—	—
BNP Paribas Securities Corp.	439,230	439,230		—	—
BofA Securities, Inc.	1,554,412	1,554,412		—	—
Citigroup Global Markets Inc.	548,737	548,737		—	—
Credit Suisse Securities (USA) LLC	592,911	592,911		—	—
Deutsche Bank Securities Inc.	10,474	10,474		—	—
Goldman Sachs & Co.	1,639,269	1,639,269		—	—
HSBC Bank PLC	503,001	503,001		—	—
JPMorgan Securities LLC	931,640	931,640		—	—
JPMorgan Securities PLC	23,438	23,438		—	—
Macquarie Bank Limited	182,977	182,977		—	—
Morgan Stanley & Co. International PLC	125,339	125,339		—	—
Morgan Stanley & Co. LLC	1,252,772	1,252,772		—	—
SG Americas Securities LLC	276,917	276,917		—	—
UBS AG	23,816	23,816		—	—
UBS Securities LLC	13,992	13,992		—	—

	$8,806,748	$8,806,748		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

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Notes to Consolidated Financial Statements (continued)

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Each Fund’s use of futures contracts is generally limited to cash equitization. This involves the use of available cash to invest in index futures contracts in order to gain exposure to the equity markets represented in or by the Fund’s underlying index and is intended to allow the Fund to better track its underlying index. Futures contracts are standardized, exchange-traded agreements to buy or sell a specific quantity of an underlying instrument at a set price on a future date. Depending on the terms of a contract, a futures contract is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date.

Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Securities deposited as initial margin, if any, are designated in the consolidated schedule of investments and cash deposited, if any, is shown as cash pledged for futures contracts in the consolidated statement of assets and liabilities.

Pursuant to the contract, a fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation or depreciation and, if any, shown as variation margin receivable or payable on futures contracts in the consolidated statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the consolidated statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
Core MSCI Emerging Markets	0.13%
MSCI Emerging Markets Asia	0.49

Prior to March 27, 2020, for its investment advisory services to the iShares Core MSCI Emerging Markets ETF, BFA was entitled to an annual investment advisory fee of 0.14%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund.

For its investment advisory services to each of the iShares MSCI BRIC and iShares MSCI Emerging Markets Small-Cap ETFs, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $14 billion	0.75%
Over $14 billion, up to and including $28 billion	0.68
Over $28 billion, up to and including $42 billion	0.61
Over $42 billion, up to and including $56 billion	0.54
Over $56 billion, up to and including $70 billion	0.47
Over $70 billion, up to and including $84 billion	0.41
Over $84 billion	0.35

Each Subsidiary has entered into a separate contract with BFA under which BFA provides investment advisory services to the Subsidiary but does not receive separate compensation from the Subsidiary for providing it with such services. Each Subsidiary has also entered into separate arrangements that provide for the provision of other services to the Subsidiary (including administrative, custody, transfer agency and other services), and BFA pays the costs and expenses related to the provision of those services.

Expense Waivers: The total of the investment advisory fee and any fund other expenses are a fund’s total annual operating expenses. For the iShares Core MSCI Emerging Markets ETF, BFA has contractually agreed to waive a portion of its investment advisory fee through December 31, 2022 in order to limit the Fund’s total annual operating expenses after fee waiver to 0.13% of average daily net assets. Prior to March 27, 2020, for the iShares Core MSCI Emerging Markets ETF, BFA contractually agreed to waive a portion of its investment advisory fee through December 31, 2022 in order to limit the Fund’s total annual operating expenses after fee waiver to 0.14% of average daily net assets.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the

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Notes to Consolidated Financial Statements (continued)

“collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its consolidated statement of operations. For the year ended August 31, 2020, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
Core MSCI Emerging Markets	$11,669,995
MSCI BRIC	12,591
MSCI Emerging Markets Asia	37,773
MSCI Emerging Markets Small-Cap	129,991

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2020, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
Core MSCI Emerging Markets	$63,913,424	$370,943,086	$(36,610,121)
MSCI Emerging Markets Asia	2,351,787	1,465,478	(355,755)
MSCI Emerging Markets Small-Cap	4,245,113	5,519,261	4,128,720

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the consolidated statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended August 31, 2020, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
Core MSCI Emerging Markets	$7,679,534,258	$8,580,740,801
MSCI BRIC	96,897,275	71,272,497
MSCI Emerging Markets Asia	147,684,703	93,102,390
MSCI Emerging Markets Small-Cap	89,608,448	116,567,838

For the year ended August 31, 2020, purchases and sales related to in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Core MSCI Emerging Markets	$606,885,923	$2,874,483,489
MSCI BRIC	25,801,809	80,088,388
MSCI Emerging Markets Asia	6,255,728	37,047,446
MSCI Emerging Markets Small-Cap	9,038,447	23,562,980

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Notes to Consolidated Financial Statements (continued)

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ consolidated financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2020, the following permanent differences attributable to realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
Core MSCI Emerging Markets	$616,057,354	$(616,057,354)
MSCI BRIC	3,435,937	(3,435,937)
MSCI Emerging Markets Asia	7,952,900	(7,952,900)
MSCI Emerging Markets Small-Cap	(413,144)	413,144

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 08/31/20	Year Ended 08/31/19

Core MSCI Emerging Markets Ordinary income	$1,796,276,569	$1,444,387,321

MSCI BRIC Ordinary income	$2,573,879	$4,010,086

MSCI Emerging Markets Asia Ordinary income	$8,516,244	$9,103,744

MSCI Emerging Markets Small-Cap Ordinary income	$5,314,637	$6,815,245

As of August 31, 2020, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses)	(b)	Total
Core MSCI Emerging Markets	$483,598,754	$(5,649,652,160)	$7,268,860,592		$2,102,807,186
MSCI BRIC	708,533	(226,973,428)	12,161,699		(214,103,196)
MSCI Emerging Markets Asia	4,141,538	(57,878,724)	95,986,149		42,248,963
MSCI Emerging Markets Small-Cap	2,488,439	(40,215,642)	11,164		(37,716,039)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the timing and recognition of partnership income and the characterization of corporate actions.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2020, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Core MSCI Emerging Markets	$49,595,686,128	$14,118,708,778	$(6,845,075,776)	$7,273,633,002
MSCI BRIC	137,932,523	32,318,762	(20,154,229)	12,164,533
MSCI Emerging Markets Asia	474,660,362	145,264,019	(49,271,985)	95,992,034
MSCI Emerging Markets Small-Cap	220,311,681	33,976,271	(33,959,646)	16,625

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Notes to Consolidated Financial Statements (continued)

9.	LINE OF CREDIT

The Funds, along with certain other iShares funds (“Participating Funds”), are parties to a $300 million credit agreement (“Credit Agreement”) with State Street Bank and Trust Company, which expires on July 15, 2021. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Credit Agreement sets specific sub limits on aggregate borrowings based on two tiers of Participating Funds: $300 million with respect to the funds within Tier 1, including the Funds, and $200 million with respect to Tier 2. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Credit Agreement. The Credit Agreement has the following terms: a commitment fee of 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR rate (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Credit Agreement.

For the year ended August 31, 2020, the maximum amount borrowed, the average daily borrowing and the weighted average interest rate, if any, under the credit agreement were as follows:

iShares ETF	Maximum Amount Borrowed	Average Borrowing	Weighted Average Interest Rates
Core MSCI Emerging Markets	$75,550,000	$1,604,863	2.70%
MSCI BRIC	1,600,000	41,913	2.48
MSCI Emerging Markets Asia	2,300,000	58,139	2.55
MSCI Emerging Markets Small-Cap	2,406,000	90,048	2.00

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; and (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honor its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	86

Notes to Consolidated Financial Statements (continued)

instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the consolidated statement of assets and liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its consolidated schedule of investments.

Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the schedule of investments.

Investments in Chinese securities, including certain Hong Kong-listed securities, involves risks specific to China. China may be subject to considerable degrees of economic, political and social instability and demonstrates significantly higher volatility from time to time in comparison to developed markets. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries may disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation. Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and a fund’s investments. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended		Year Ended
	08/31/20		08/31/19

iShares ETF	Shares	Amount	Shares	Amount

Core MSCI Emerging Markets
Shares sold	69,600,000	$3,678,834,697	211,800,000	$10,461,822,914
Shares redeemed	(142,800,000)	(6,311,553,264)	(53,400,000)	(2,624,664,277)

Net increase (decrease)	(73,200,000)	$(2,632,718,567)	158,400,000	$7,837,158,637

MSCI BRIC
Shares sold	2,200,000	$100,056,145	4,950,000	$208,411,154
Shares redeemed	(3,100,000)	(128,258,911)	(5,950,000)	(254,596,919)

Net decrease	(900,000)	$(28,202,766)	(1,000,000)	$(46,185,765)

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Notes to Consolidated Financial Statements (continued)

	Year Ended		Year Ended
	08/31/20		08/31/19

iShares ETF	Shares	Amount	Shares	Amount

MSCI Emerging Markets Asia
Shares sold	1,450,000	$106,385,007	1,850,000	$118,169,909
Shares redeemed	(1,250,000)	(80,932,101)	(1,000,000)	(62,878,124)

Net increase	200,000	$25,452,906	850,000	$55,291,785

MSCI Emerging Markets Small-Cap
Shares sold	1,050,000	$46,923,657	1,100,000	$47,348,348
Shares redeemed	(2,050,000)	(87,194,181)	(850,000)	(37,239,650)

Net increase (decrease)	(1,000,000)	$(40,270,524)	250,000	$10,108,698

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the consolidated statement of assets and liabilities.

12.	FOREIGN WITHHOLDING TAX CLAIMS

The iShares Core MSCI Emerging Markets ETF has filed claims to recover taxes withheld by Poland on dividend income on the basis that Poland had purportedly violated certain provisions in the Treaty on the Functioning of the European Union. The Fund has received payments on certain of the claims resulting from a favorable court ruling that the imposition of a withholding tax by a European Union member state on dividends paid to a nonresident company, including the Fund, while exempting domestic funds from such taxes results in discriminatory tax withholding contrary to the free movement of capital. The Fund continues to evaluate developments in Poland for potential impacts to the receivables and payables recorded. Polish withholding tax claims received are disclosed in the statement of operations. Professional fees associated with the filing of tax claims in Poland that result in the recovery of foreign withholding taxes have been approved by the Board as appropriate expenses of the Fund.

The Internal Revenue Service (“IRS”) has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid which the Fund is able to pass through to its shareholders as a foreign tax credit in the current year, the Fund will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Fund.

13.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. In an opinion dated January 23, 2020, the California Court of Appeal affirmed the dismissal of Plaintiffs’ claims. On March 3, 2020, plaintiffs filed a petition for review by the California Supreme Court. On May 27, 2020, the California Supreme Court denied Plaintiff’s petition for review. The case is now closed.

14.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were available to be issued and the following items were noted:

The Board has approved the transfer of assets that are invested in India from MSCI BRIC’s wholly-owned Mauritius subsidiary to MSCI BRIC through on-exchange transactions in India. The transfer is expected to occur during the fourth quarter of 2020. MSCI BRIC will incur transaction costs from the transfer. After the transfer is completed, MSCI BRIC will make new investments in India directly.

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	88

Report of Independent Registered Public Accounting Firm

To the Board of Directors of iShares, Inc. and

Shareholders of iShares Core MSCI Emerging Markets ETF, iShares MSCI BRIC ETF,

iShares MSCI Emerging Markets Asia ETF and iShares MSCI Emerging Markets Small-Cap ETF

Opinions on the Consolidated Financial Statements

We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, of iShares Core MSCI Emerging Markets ETF, iShares MSCI BRIC ETF, iShares MSCI Emerging Markets Asia ETF and iShares MSCI Emerging Markets Small-Cap ETF and their subsidiaries (four of the funds constituting iShares, Inc., hereafter collectively referred to as the “Funds”) as of August 31, 2020, the related consolidated statements of operations for the year ended August 31, 2020, the consolidated statements of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the consolidated financial highlights for each of the five years in the period ended August 31, 2020 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2020 and each of the financial highlights for each of the five years in the period ended August 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These consolidated financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 21, 2020

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information  (unaudited)

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2020:

iShares ETF	Qualified Dividend Income
Core MSCI Emerging Markets	$829,881,766
MSCI BRIC	2,320,384
MSCI Emerging Markets Asia	6,706,868
MSCI Emerging Markets Small-Cap	2,687,596

For the fiscal year ended August 31, 2020, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Core MSCI Emerging Markets	$1,771,729,233	$162,089,967
MSCI BRIC	3,604,657	281,946
MSCI Emerging Markets Asia	11,512,160	1,416,513
MSCI Emerging Markets Small-Cap	5,986,137	656,150

I M P O R T A N T T A X I N F O R M A T I O N	90

Board Review and Approval of Investment Advisory Contract

iShares Core MSCI Emerging Markets ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on April 17, 2020 and May 19, 2020, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 8-10, 2020, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Contract for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2019, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 8-10, 2020 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares

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Board Review and Approval of Investment Advisory Contract  (continued)

funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

iShares MSCI BRIC ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	92

Board Review and Approval of Investment Advisory Contract  (continued)

service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on April 17, 2020 and May 19, 2020, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 8-10, 2020, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Contract for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the overall fund expenses (net of waivers and reimbursements) for the Fund were higher than the median of overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2019, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 8-10, 2020 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue,

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including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board further noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

iShares MSCI Emerging Markets Asia ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on April 17, 2020 and May 19, 2020, a committee composed of all of the Independent Board Members (the “15(c) Committee”),

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with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 8-10, 2020, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Contract for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the overall fund expenses (net of waivers and reimbursements) for the Fund were within range of the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2019, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 8-10, 2020 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

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Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

iShares MSCI Emerging Markets Small-Cap ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on April 17, 2020 and May 19, 2020, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 8-10, 2020, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the

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extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Contract for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the overall fund expenses (net of waivers and reimbursements) for the Fund were higher than the median of overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2019, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 8-10, 2020 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through

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Board Review and Approval of Investment Advisory Contract  (continued)

relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board further noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	98

Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

August 31, 2020

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share

Core MSCI Emerging Markets	$1.637540	$—	$—	$1.637540	100%	—%	—%	100%
MSCI BRIC(a)	0.615433	—	0.044806	0.660239	93	—	7	100
MSCI Emerging Markets Asia(a)	1.241711	—	0.009337	1.251048	99	—	1	100
MSCI Emerging Markets Small-Cap(a)	1.109599	—	0.027198	1.136797	98	—	2	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (the “Directive”) imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside of the EU, such as BFA (the “Company”). Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

The Company has registered the iShares Core MSCI Emerging Markets ETF and iShares MSCI BRIC ETF (each a “Fund”, collectively the “Funds”) to be marketed to EU investors in the United Kingdom, the Netherlands, Finland, Sweden and Luxembourg.

Report on Remuneration

The Company is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Funds.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the each Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programmes which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

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Supplemental Information (unaudited) (continued)

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organisational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the each Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the iShares Core MSCI Emerging Markets ETF in respect of the Company’s financial year ending December 31, 2019 was USD 5.09 million. This figure is comprised of fixed remuneration of USD 2.35 million and variable remuneration of USD 2.74 million. There were a total of 448 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the iShares Core MSCI Emerging Markets ETF in respect of the Company’s financial year ending December 31, 2019, to its senior management was USD 649.23 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 76.31 thousand.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the iShares MSCI BRIC ETF in respect of the Company’s financial year ending December 31, 2019 was USD 14.94 thousand. This figure is comprised of fixed remuneration of USD 6.91 thousand and variable remuneration of USD 8.03 thousand. There were a total of 448 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the iShares MSCI BRIC ETF in respect of the Company’s financial year ending December 31, 2019, to its senior management was USD 1.9 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 0.22 thousand.

S U P P L E M E N T A L I N F O R M A T I O N	100

Director and Officer Information

The Board of Directors has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 368 funds as of August 31, 2020. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Director and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

Robert S. Kapito(a) (63)	Director (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Trustee of iShares Trust (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (50)	Director (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Trustee of iShares Trust (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.
(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

Cecilia H. Herbert (71)	Director (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares Trust and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (64)	Director (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares Trust (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (65)	Director (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

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Director and Officer Information  (continued)

Independent Directors (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

John E. Kerrigan (65)	Director (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (61)	Director (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (59)	Director (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (since 2017); and Director of Reading Partners (2012-2016).	Trustee of iShares Trust (since 2003); Trustee of iShares U.S. ETF Trust (since 2011); Director of Cloudera Foundation (since 2017); and Director of Reading Partners (2012-2016).

Madhav V. Rajan (56)	Director (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Trustee of iShares Trust (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (49)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (46)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (53)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre (45)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (51)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (59)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Marybeth Leithead (57)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	102

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The iShares Funds’ Forms N-Q are available on the SEC’s website at sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

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Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

ADR	American Depositary Receipt

CPO	Certificates of Participation (Ordinary)

GDR	Global Depositary Receipt

JSC	Joint Stock Company

NVDR	Non-Voting Depositary Receipt

NVS	Non-Voting Shares

PJSC	Public Joint Stock Company

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	104

Want to know more?

iShares.com    |    1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2020 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-810-0820

AUGUST 31, 2020

2020 Annual Report

iShares, Inc.

🌑	iShares MSCI Frontier 100 ETF | FM | NYSE Arca

🌑	iShares MSCI World ETF | URTH | NYSE Arca

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary. Please note that not all financial intermediaries may offer this service.

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of August 31, 2020 has been a time of sudden change in global financial markets, as the emergence and spread of the coronavirus led to a vast disruption in the global economy and financial markets. For most of the first half of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, countries around the world took economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off, and unemployment claims spiked, causing a global recession and a sharp fall in equity prices.

After markets hit their lowest point during the reporting period in late March 2020, a steady recovery ensued, as businesses began to re-open and governments learned to adapt to life with the virus. Equity prices continued to rise throughout the summer, fed by strong fiscal and monetary support and improving economic indicators. By the end of the reporting period, all major investment categories posted positive returns, and many equity indices were near all-time highs. In the United States, large-capitalization stocks advanced significantly, outperforming small-capitalization stocks, which also gained for the reporting period. International equities from developed economies also turned in a positive performance while lagging emerging market stocks, which rebounded sharply.

During the market downturn, the performance of different types of fixed-income securities initially diverged due to a reduced investor appetite for risk. U.S. Treasuries benefited from the risk-off environment, and posted solid returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) touched an all-time low. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and both investment-grade and high-yield bonds recovered to post positive returns.

The Fed reduced interest rates twice in late 2019 to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also implemented a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion is likely to continue as economic activity resumes. Several risks remain, however, including a potential resurgence of the coronavirus amid loosened restrictions, policy fatigue among governments already deep into deficit spending, and structural damage to the financial system from lengthy economic interruptions.

Overall, we favor a moderately positive stance toward risk, and in particular toward credit given the extraordinary central bank measures taken in recent months. This support extends beyond investment-grade corporates and into high-yield, leading to attractive opportunities in that end of the market. We believe that international diversification and sustainable investments can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments. We remain neutral on equities overall while favoring European stocks, which are poised for cyclical upside as re-openings continue.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit ishares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of August 31, 2020
	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	19.63%	21.94%

U.S. small cap equities (Russell 2000® Index)	6.57	6.02

International equities (MSCI Europe, Australasia, Far East Index)	7.10	6.13

Emerging market equities (MSCI Emerging Markets Index)	11.23	14.49

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.34	1.26

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	4.67	8.93

U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.98	6.47

Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.29	3.15

U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.04	4.65
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares, Inc.

Global Market Overview

Global equity markets advanced strongly during the 12 months ended August 31, 2020 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 16.52% in U.S. dollar terms for the reporting period.

Global stocks gained steadily for much of the first half of the reporting period, supported by slowing but resilient growth and accommodative monetary policy from major central banks. Equity markets ended 2019 on a positive note, as a trade agreement between the U.S. and China helped alleviate one of the world economy’s most significant risks.

However, the spread of the coronavirus upended global equity markets in early 2020. As the extent of the outbreak became apparent in February 2020, restrictions on travel and work disrupted the global economy and precipitated a sharp decline in equity prices. Beginning in late March 2020, equity prices posted a strong recovery, buoyed by massive stimulus from the world’s largest central banks and governments, the phased reopening of countries’ economies, and optimism surrounding prospective vaccines. By the end of the reporting period, equities posted positive returns in all of the world’s major regions despite the onset of a significant global recession.

In the U.S., following the issuance of stay-at-home orders, nonessential business closures, and other coronavirus-related restrictions on public gatherings, whole portions of the economy shut down. Businesses associated with travel and leisure were particularly affected, as air traffic declined, and conferences and events were postponed. The disruption created by these sudden changes led to an annualized economic contraction of 31.7% in the second quarter of 2020.

In response to the pandemic, the federal government enacted over U.S. $2 trillion in stimulus spending. The U.S. Federal Reserve Bank (“Fed”) also acted to stabilize markets by implementing two emergency interest rate reductions and launching a bond-buying program that included U.S. Treasuries, corporate and municipal bonds, and securities backed by mortgages and auto loans. The unprecedented level of Fed intervention and support from government stimulus led to a significant recovery in U.S. stock prices, many of which reached record highs by the end of the reporting period.

Europe was similarly affected by the coronavirus, as many of the area’s largest economies instituted social distancing policies that significantly limited economic activity, leading to a rapid decline in stock prices. To mitigate the economic impact of this disruption, many countries individually implemented fiscal stimulus plans. In July 2020, Eurozone countries reached a historic deal for a collective €750 billion in stimulus spending, in addition to a large European Central Bank (“ECB”) bond-buying plan. European stocks recovered late in the reporting period to post positive returns overall but trailed most other regions of the globe.

Asia-Pacific stocks posted strong returns despite a sharp decline during the first quarter of 2020 as the coronavirus outbreaks worsened. Although widespread business and factory closures led to economic weakness initially, the Chinese economy showed signs of recovery late in the reporting period, leading to a significant rise in Asia-Pacific equity markets, which are highly sensitive to economic conditions in China.

Emerging market stocks outside of Asia declined, driven by sharply weaker currencies and lower commodities prices, which weighed on economies reliant on these exports. Latin America drove emerging markets declines, hindered by mass business closures and bankruptcies, political and social unrest, and among the world’s highest level of coronavirus cases.

M A R K E T O V E R V I E W	4

Fund Summary as of August 31, 2020	iShares® MSCI Frontier 100 ETF

Investment Objective

The iShares MSCI Frontier 100 ETF (the “Fund”) seeks to track the investment results of an index composed of frontier market equities, as represented by the MSCI Frontier Markets 100 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(8.44)%	2.52%	4.07%	(8.44)%	13.24%	37.41%
Fund Market	(8.27)	2.16	3.99	(8.27)	11.29	36.59
Index	(5.21)	4.50	5.65	(5.21)	24.63	54.91

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/12/12. The first day of secondary market trading was 9/13/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 9 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$932.70	$3.89		$1,000.00	$1,021.10	$4.06		0.80%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 9 for more information.

5	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2020 (continued)	iShares® MSCI Frontier 100 ETF

Portfolio Management Commentary

Equities in the frontier market declined during the reporting period, despite the weakening of the U.S. dollar, as countries dealt with the challenges of the coronavirus pandemic. Frontier market economies contracted, as governments imposed travel restrictions and business closures to contain the spread of the novel coronavirus. The U.S. dollar declined relative to global currencies amid the U.S.’s expansive monetary policy, ultra-low interest rates, and the rapid spread of the coronavirus.

While declining interest rates in the U.S. normally bolster emerging market equities, as investors seek their higher yields, concerns about expanding government deficits and the possibility of sovereign debt defaults limited inflows. Halted economic activity drove down global demand for oil, leading to a sharp decline in the price of oil. A key export of frontier markets, oil price declines exacerbated their economic contractions.

The financials sector detracted the most from the Index’s performance, led by Kuwaiti banks. Reductions in income from oil production and the growing government deficit led to investor concerns about the government’s ability to support Kuwaiti banks should intervention be necessary. Additionally, the Kuwait Banking Association’s announcement that dividend payments would be suspended also weighed on the industry. Banks in Morocco also detracted from the Index’s return, amid lower interest rates and rising loan loss provisions. Concerns about banks’ exposure to industries heavily affected by the pandemic, such as tourism, automobiles, and agriculture, increased.

The real estate sector also detracted from the Index’s return. Property stocks in Vietnam declined amid reduced demand for commercial space and investor expectations that lower incomes would lead to slowing residential sales and lower housing prices. A sharp downturn in tourism forced the closure of hotels and entertainment services, weighing on revenues.

On the upside, the communication services sector, most notably in Kenya, contributed modestly to the Index’s return. Increases in working from home drove demand for mobile phone data for streaming and social media. Efforts to limit physical contact benefited telecommunication services companies that provide cashless mobile payment solutions.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Financials	50.1%
Communication Services	15.5
Consumer Staples	7.6
Real Estate	5.8
Energy	5.8
Industrials	5.4
Materials	4.3
Health Care	3.1
Utilities	1.3
Consumer Discretionary	1.1

(a)	Excludes money market funds.

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments(a)
Kuwait	25.8%
Vietnam	12.3
Morocco	11.7
Romania	8.9
Kenya	8.6
Bahrain	8.3
Bangladesh	6.6
Nigeria	6.3
Oman	4.0
Kazakhstan	3.4

F U N D S U M M A R Y	6

Fund Summary as of August 31, 2020	iShares® MSCI World ETF

Investment Objective

The iShares MSCI World ETF (the “Fund”) seeks to track the investment results of an index composed of developed market equities, as represented by the MSCI World Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	17.04%	10.71%	10.95%	17.04%	66.32%	145.55%
Fund Market	16.92	10.63	10.93	16.92	65.68	145.14
Index	16.79	10.42	10.74	16.79	64.15	141.40

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/10/12. The first day of secondary market trading was 1/12/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 9 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,159.00	$1.30		$1,000.00	$1,023.90	$1.22		0.24%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 9 for more information.

7	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2020 (continued)	iShares® MSCI World ETF

Portfolio Management Commentary

Global developed market stocks posted strong returns for the reporting period despite a significant pandemic-related economic contraction in many countries. The U.S., which represented approximately 64% of the Index on average, provided the large majority of contribution to the Index’s return.

The U.S. information technology sector advanced significantly as social distancing requirements drove sharply higher use of technology products and services by people staying at home. Software companies made notable gains, benefiting from increased demand for cloud-based subscriptions of business productivity, design, and marketing software. The technology hardware, storage, and peripherals industry was another source of strength, as high sales of wearable technology products and smartphone software boosted revenues. Semiconductor companies also advanced amid strong demand for chips to support expanding use of data centers and video gaming, both areas that grew after government-mandated coronavirus restrictions.

Stocks in the U.S. consumer discretionary sector also contributed meaningfully to the Index’s performance. While foot traffic at brick-and-mortar stores declined, internet and direct marketing retailers benefited from increased online shopping during the pandemic. Automobile manufacturers performed well due to cost-cutting measures and anticipated growth in the market for electric vehicles.

Healthcare stocks in the U.S., Japan, and Switzerland boosted the Index’s return. In the U.S. and Japan, the pharmaceuticals, biotechnology, and life sciences industry posted strong gains amid positive investor sentiment about treatments and potential vaccines for the coronavirus as well as new cancer drugs. Solid profit growth in the healthcare equipment and services industry also contributed to the Index’s performance. In the Swiss pharmaceuticals industry, emergency approval of coronavirus tests by the U.S. Food and Drug Administration and optimism about trials of drugs to treat COVID-19 drove solid performance.

German stocks were modest contributors to performance, driven by the industrials sector. Strong sales of software boosted profits in the industrial conglomerates industry, offsetting declines from renewable energy projects. On the downside, U.K. stocks detracted the most from the Index’s return, as the energy sector faced headwinds from a global decline in demand for oil and natural gas.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Information Technology	22.3%
Health Care	13.5
Financials	12.1
Consumer Discretionary	11.9
Industrials	10.0
Communication Services	9.0
Consumer Staples	8.0
Materials	4.4
Utilities	3.2
Energy	2.8
Real Estate	2.8

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments(a)
United States	66.1%
Japan	7.5
United Kingdom	4.1
France	3.3
Canada	3.2
Switzerland	3.1
Germany	2.9
Australia	2.2
Netherlands	1.4
Hong Kong	1.0

(a)	Excludes money market funds.

F U N D S U M M A R Y	8

About Fund Performance

Past performance is no guarantee of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2020	iShares® MSCI Frontier 100 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Bahrain — 8.1%
Ahli United Bank BSC	30,889,589	$23,586,021
Aluminium Bahrain BSC	874,831	888,636
Bahrain Telecommunications Co. BSC	2,399,920	2,686,026
GFH Financial Group BSC	15,367,573	2,573,012
Ithmaar Holding BSC(a)(b)	7,341,331	520,136

		30,253,831

Bangladesh — 6.4%
Bangladesh Export Import Co. Ltd.	4,310,470	1,357,188
Beximco Pharmaceuticals Ltd.	1,852,791	2,523,554
BRAC Bank Ltd.	4,878,855	2,284,087
City Bank Ltd. (The)	3,719,728	943,091
GrameenPhone Ltd.	603,225	2,264,939
LafargeHolcim Bangladesh Ltd.	2,836,041	1,474,875
National Bank Ltd.	12,555,761	1,140,087
Olympic Industries Ltd.	927,336	1,996,834
Square Pharmaceuticals Ltd.	3,362,106	8,678,833
Summit Power Ltd.	2,627,341	1,304,376

		23,967,864

Croatia — 0.4%
Valamar Riviera DD(b)	371,095	1,409,169

Estonia — 0.7%
LHV Group AS	80,834	1,324,427
Tallink Grupp AS(b)	1,583,246	1,268,634

		2,593,061

Jordan — 1.5%
Arab Bank PLC(b)	471,798	2,695,038
Jordan Islamic Bank(b)	310,660	1,244,393
Jordan Petroleum Refinery Co.	425,368	1,559,882

		5,499,313

Kazakhstan — 3.3%
Halyk Savings Bank of Kazakhstan JSC, GDR(c)	589,839	6,901,116
NAC Kazatomprom JSC, GDR	361,942	5,537,713

		12,438,829

Kenya — 8.4%
East African Breweries Ltd.	2,297,634	3,418,846
Equity Group Holdings PLC/Kenya(b)	16,535,066	5,600,833
KCB Group Ltd.	14,985,016	5,124,266
Safaricom PLC	62,493,005	17,269,324

		31,413,269

Kuwait — 25.1%
Agility Public Warehousing Co. KSC	2,663,325	5,446,222
ALAFCO Aviation Lease & Finance Co. KSCP	768,700	395,497
Alimtiaz Investment Group KSC(b)	1,898,881	530,181
Boubyan Bank KSCP	1,940,056	3,674,758
Boubyan Petrochemicals Co. KSCP	940,741	1,652,424
Burgan Bank SAK	2,004,278	1,300,498
Gulf Bank KSCP	3,665,047	2,558,266
Humansoft Holding Co. KSC(b)	211,933	1,755,748
Integrated Holding Co. KCSC	385,072	441,669
Jazeera Airways Co. KSC(b)	228,660	420,378
Kuwait Finance House KSCP	8,017,368	16,447,230
Kuwait International Bank KSCP	1,428,582	805,231
Kuwait Projects Co. Holding KSCP	1,795,372	876,652
Mabanee Co. SAK	1,336,751	2,790,465
Mezzan Holding Co. KSCC	260,640	555,189
Mobile Telecommunications Co. KSC	5,189,854	10,034,455

Security	Shares	Value

Kuwait (continued)
National Bank of Kuwait SAKP	14,584,274	$41,102,657
National Industries Group Holding SAK	2,588,515	1,323,311
National Real Estate Co. KPSC(b)	2,080,560	502,498
Warba Bank KSCP(b)	1,998,811	1,303,501

		93,916,830

Mauritius — 0.4%
Lighthouse Capital Ltd.(d)	2,842,194	1,258,257

Morocco — 11.4%
Attijariwafa Bank(b)	246,365	9,626,522
Banque Centrale Populaire(b)	158,088	3,908,251
Ciments du Maroc	20,787	3,347,783
Cosumar	167,812	3,640,293
Label Vie	6,349	2,052,687
Maroc Telecom	1,080,758	16,517,747
Societe d’Exploitation des Ports	129,048	2,636,806
TOTAL Maroc SA	8,267	808,812

		42,538,901

Nigeria — 6.1%
Access Bank PLC	101,166,493	1,312,201
Afriland Properties PLC(b)	8,020	33
Dangote Cement PLC	14,756,551	4,164,558
FBN Holdings PLC	95,143,544	975,321
Guaranty Trust Bank PLC	83,793,514	4,470,156
MTN Nigeria Communications PLC	14,286,260	3,520,756
Nestle Nigeria PLC	1,593,880	3,918,011
United Bank for Africa PLC	97,653,005	1,276,844
Zenith Bank PLC	90,720,921	3,179,028

		22,816,908

Oman — 3.9%
Bank Dhofar SAOG	39,196	11,301
Bank Muscat SAOG	7,789,434	8,092,919
Bank Nizwa SAOG(b)	5,534,567	1,451,925
Oman Telecommunications Co. SAOG	1,674,029	2,695,839
Ooredoo	1,401,753	1,449,085
Sohar International Bank SAOG	3,012,673	837,288

		14,538,357

Romania — 8.6%
Banca Transilvania SA(b)	23,509,691	13,279,685
BRD-Groupe Societe Generale SA(b)	1,221,580	3,623,746
OMV Petrom SA	67,719,056	6,009,800
Societatea Energetica Electrica SA	810,528	2,364,311
Societatea Nationala de Gaze Naturale ROMGAZ SA	684,743	4,993,491
Transgaz SA Medias	27,272	1,975,328

		32,246,361

Sri Lanka — 1.1%
John Keells Holdings PLC	4,465,287	3,256,214
Sampath Bank PLC	1,306,012	877,932

		4,134,146

Vietnam — 12.0%
Bank for Foreign Trade of Vietnam JSC	894,510	3,203,639
Bank for Investment and Development of Vietnam JSC	402,880	711,885
Bao Viet Holdings	140,380	302,264
Ho Chi Minh City Development Joint Stock Commercial Bank(b)	710,310	868,923
Hoa Phat Group JSC	3,870,846	4,100,508
Hoang Huy Investment Financial Services JSC	442,690	397,323
Kinh Bac City Development Share Holding Corp.	531,300	314,080
Masan Group Corp.(b)	1,072,650	2,545,663

S C H E D U L E O F I N V E S T M E N T S	10

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Frontier 100 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Vietnam (continued)
No Va Land Investment Group Corp.(b)	565,820	$1,557,684
PetroVietnam Gas JSC	168,050	537,325
PetroVietnam Power Corp.(b)	1,136,960	493,051
PetroVietnam Technical Services Corp.	609,998	331,649
Saigon - Hanoi Commercial Joint Stock Bank(b)	1,075,200	644,888
Saigon Beer Alcohol Beverage Corp.	154,480	1,276,501
Saigon Thuong Tin Commercial JSB(b)	1,140,380	551,122
SSI Securities Corp.	935,830	601,677
Thanh Thanh Cong - Bien Hoa JSC	652,290	403,899
Vietjet Aviation JSC(b)	374,080	1,662,578
Vietnam Dairy Products JSC	1,441,670	7,527,166
Vietnam Electrical Equipment JSC(b)	643,570	616,494
Vietnam National Petroleum Group	267,320	605,579
Viglacera Corp. JSC(b)	524,040	486,164
Vincom Retail JSC(b)	1,626,720	1,895,208
Vingroup JSC(b)	1,820,580	7,070,214
Vinh Hoan Corp.(b)	211,010	346,903
Vinhomes JSC(e)	1,735,150	5,877,423

		44,929,810

Total Common Stocks — 97.4% (Cost: $325,936,434)		363,954,906

Short-Term Investments

Money Market Funds — 0.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.37%(f)(g)(h)	20,329	20,350

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.07%(f)(g)	680,000	$680,000

		700,350

Total Short-Term Investments — 0.2% (Cost: $700,349)		700,350

Total Investments in Securities — 97.6% (Cost: $326,636,783)		364,655,256

Other Assets, Less Liabilities — 2.4%		9,114,007

Net Assets — 100.0%		$373,769,263

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)	Non-income producing security.
(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(d)	All or a portion of this security is on loan.
(e)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period-end.
(h)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$5,538	$14,820	(a)	$—	$(6)	$(2)	$20,350	20,329	$330	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	—	680,000	(a)	—	—	—	680,000	680,000	3,694		—

					$(6)	$(2)	$700,350		$4,024		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Emerging Markets E-Mini Index	174	09/18/20	$ 9,573	$282,681

11	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Frontier 100 ETF

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	1,376,162	NGN	593,400,700	BOA	11/10/20	$(85,417)

USD	6,376,711	NGN	2,704,489,545	CITI	11/10/20	(284,593)

						(370,010)

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Equity Contracts	Foreign Currency Exchange Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$282,681	$—	$282,681

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$—	$370,010	$370,010

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Equity Contracts	Foreign Currency Exchange Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$326,432	$—	$326,432

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$282,681	$—	$282,681
Forward foreign currency exchange contracts	—	(370,010)	(370,010)

	$282,681	$(370,010)	$(87,329)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,924,025
Forward foreign currency exchange contracts:
Average amounts sold — in USD	$1,982,615

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Year End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Futures contracts	$282,681	$—
Forward foreign currency exchange contracts	—	370,010

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$282,681	$370,010
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(282,681)	—

Total derivative assets and liabilities subject to an MNA	$—	$370,010

S C H E D U L E O F I N V E T M E N T S	12

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Frontier 100 ETF

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

	Derivative Liabilities Subject to an MNA by	Derivatives Available	Cash Collateral	Net Amount of Derivative
Counterparty	Counterparty	for Offset(a)	Pledged (b)	Liabilities	(c)(d)

Bank of America N.A.	$85,417	$—	$—	$85,417
Citibank N.A.	284,593	—	(260,000)	24,593

	$370,010	$—	$(260,000)	$110,010

(a)	The amount of derivatives available for offset is limited to the amount of derivatives assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default.
(d)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$340,617,862	$22,816,908	$520,136	$363,954,906
Money Market Funds	700,350	—	—	700,350

	$341,318,212	$22,816,908	$520,136	$364,655,256

Derivative financial instruments(a)
Assets
Futures Contracts	$282,681	$—	$—	$282,681
Liabilities
Forward Foreign Currency Exchange Contracts	—	(370,010)	—	(370,010)

	$282,681	$(370,010)	$—	$(87,329)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

13	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2020	iShares® MSCI World ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 2.2%
Afterpay Ltd.(a)	5,493	$371,461
AGL Energy Ltd.	17,455	191,051
APA Group	33,267	256,605
Aristocrat Leisure Ltd.	14,040	294,574
ASX Ltd.	5,351	345,633
Aurizon Holdings Ltd.	47,525	152,890
Australia & New Zealand Banking Group Ltd.	52,873	714,788
BHP Group Ltd.	57,442	1,610,463
BHP Group PLC	43,719	1,002,631
BlueScope Steel Ltd.	13,744	128,986
Brambles Ltd.	33,261	272,794
Cochlear Ltd.	1,879	267,014
Coles Group Ltd.	24,130	316,398
Commonwealth Bank of Australia	35,026	1,768,689
Computershare Ltd.	15,194	149,336
Crown Resorts Ltd.	10,246	68,273
CSL Ltd.	9,247	1,955,913
Dexus	28,733	187,633
Fortescue Metals Group Ltd.	34,311	442,027
Goodman Group	41,355	559,994
GPT Group (The)	66,183	187,462
Insurance Australia Group Ltd.	50,433	177,910
James Hardie Industries PLC	13,195	300,850
Lendlease Corp. Ltd.	19,737	169,611
Macquarie Group Ltd.	6,348	599,508
Medibank Pvt Ltd.	66,724	134,714
Mirvac Group	134,242	209,478
National Australia Bank Ltd.	65,209	864,680
Newcrest Mining Ltd.	16,838	397,983
Northern Star Resources Ltd.	23,368	235,896
Oil Search Ltd.	39,818	96,293
Orica Ltd.	10,246	131,696
Origin Energy Ltd.	45,645	189,038
QBE Insurance Group Ltd.	28,444	223,189
Ramsay Health Care Ltd.	3,875	186,446
Rio Tinto Ltd.	4,597	333,172
Santos Ltd.	43,172	181,031
Scentre Group	142,479	238,137
Sonic Healthcare Ltd.	12,107	286,967
South32 Ltd.	112,258	174,343
Stockland	65,449	191,675
Suncorp Group Ltd.	28,653	197,070
Sydney Airport	31,102	131,568
Tabcorp Holdings Ltd.	53,760	143,925
Telstra Corp. Ltd.	95,010	203,065
Transurban Group	61,001	607,225
Treasury Wine Estates Ltd.	21,003	143,678
Vicinity Centres	91,449	97,727
Wesfarmers Ltd.	19,108	671,520
Westpac Banking Corp.	67,202	871,724
Woodside Petroleum Ltd.	17,048	246,862
Woolworths Group Ltd.	25,876	762,976

		20,644,572

Austria — 0.0%
ANDRITZ AG	2,581	86,552
Erste Group Bank AG(a)	7,299	177,902
OMV AG(a)	4,444	144,882

Security	Shares	Value

Austria (continued)
Raiffeisen Bank International AG(a)	3,528	$63,290

		472,626

Belgium — 0.3%
Ageas SA/NV	5,528	232,715
Anheuser-Busch InBev SA/NV	14,420	841,672
Colruyt SA	1,486	94,191
Galapagos NV(a)(b)	1,104	150,385
Groupe Bruxelles Lambert SA	2,605	241,697
KBC Group NV	3,320	190,984
Proximus SADP	4,538	90,037
Solvay SA	1,508	131,006
UCB SA	3,098	368,727
Umicore SA	5,075	233,613

		2,575,027

Canada — 3.2%
Agnico Eagle Mines Ltd.	5,207	429,764
Algonquin Power & Utilities Corp.	12,999	180,377
Alimentation Couche-Tard Inc., Class B	18,364	599,989
Bank of Montreal	12,744	809,661
Bank of Nova Scotia (The)	23,750	1,027,505
Barrick Gold Corp.	38,644	1,146,018
Bausch Health Companies Inc.(a)	6,862	114,020
BCE Inc.	3,102	133,465
BlackBerry Ltd.(a)	19,806	103,366
Brookfield Asset Management Inc., Class A	26,041	879,792
Cameco Corp.	11,657	135,183
Canadian Imperial Bank of Commerce	9,021	717,000
Canadian National Railway Co.	14,676	1,543,799
Canadian Natural Resources Ltd.	24,941	492,331
Canadian Pacific Railway Ltd.	3,008	890,868
Canadian Tire Corp. Ltd., Class A, NVS	1,951	204,316
Canadian Utilities Ltd., Class A, NVS	8,340	209,564
Canopy Growth Corp.(a)(b)	4,728	78,053
CGI Inc.(a)	5,348	376,057
CI Financial Corp.	10,765	153,013
Constellation Software Inc.	511	592,198
Dollarama Inc.	7,282	284,585
Emera Inc.	4,834	197,560
Enbridge Inc.	40,359	1,292,591
Fairfax Financial Holdings Ltd.	602	185,777
First Quantum Minerals Ltd.	15,769	156,244
Fortis Inc.	8,606	344,583
Franco-Nevada Corp.	4,088	615,483
George Weston Ltd.	3,256	235,476
Gildan Activewear Inc.	6,166	119,681
Great-West Lifeco Inc.	7,814	159,584
IGM Financial Inc.	4,287	104,728
Imperial Oil Ltd.	6,759	111,582
Intact Financial Corp.	2,828	303,235
Inter Pipeline Ltd.	15,110	159,687
Kinross Gold Corp.(a)	45,101	400,836
Kirkland Lake Gold Ltd.	5,774	307,988
Loblaw Companies Ltd.	4,289	221,898
Magna International Inc.	6,475	315,662
Manulife Financial Corp.	37,459	553,138
Metro Inc.	6,547	296,058
National Bank of Canada	8,298	456,630
Nutrien Ltd.	11,777	436,661
Onex Corp.	3,156	153,398

S C H E D U L E O F I N V E S T M E N T S	14

Schedule of Investments (continued) August 31, 2020	iShares® MSCI World ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Canada (continued)
Open Text Corp.	6,579	$298,717
Pembina Pipeline Corp.	11,968	296,685
Power Corp. of Canada	12,724	254,294
Restaurant Brands International Inc.	5,258	285,186
RioCan REIT	3,173	37,040
Rogers Communications Inc., Class B, NVS	8,199	341,439
Royal Bank of Canada	28,265	2,154,774
Saputo Inc.	7,479	186,781
Shaw Communications Inc., Class B, NVS	11,720	219,387
Shopify Inc., Class A(a)	2,212	2,365,267
Sun Life Financial Inc.	11,149	465,829
Suncor Energy Inc.	32,211	517,423
TC Energy Corp.	18,278	855,578
Teck Resources Ltd., Class B	10,347	119,436
TELUS Corp.	17,900	329,988
Thomson Reuters Corp.	4,335	331,742
Toronto-Dominion Bank (The)	36,820	1,838,810
Waste Connections Inc.	5,905	590,677
Wheaton Precious Metals Corp.	9,698	518,487

		30,236,944

Denmark — 0.7%
AP Moller - Maersk A/S, Class A	158	225,401
Carlsberg AS, Class B	2,717	382,627
Chr Hansen Holding A/S	2,266	260,723
Coloplast A/S, Class B	2,816	478,860
Danske Bank A/S(a)	13,944	216,262
Demant A/S(a)	4,608	137,841
DSV Panalpina A/S	4,667	731,317
Genmab A/S(a)	1,537	581,747
Novo Nordisk A/S, Class B	35,794	2,375,763
Novozymes A/S, Class B	5,485	325,241
Orsted A/S(c)	3,833	543,485
Vestas Wind Systems A/S	4,460	679,534

		6,938,801

Finland — 0.4%
Elisa OYJ	4,808	283,424
Fortum OYJ	10,547	223,451
Kone OYJ, Class B	7,119	611,644
Neste OYJ	9,477	507,877
Nokia OYJ	109,483	533,238
Nordea Bank Abp(a)	65,437	528,279
Sampo OYJ, Class A	7,816	315,293
Stora Enso OYJ, Class R	20,430	301,262
UPM-Kymmene OYJ	9,204	279,701
Wartsila OYJ Abp	11,544	98,907

		3,683,076

France — 3.3%
Accor SA(a)	4,628	142,467
Air Liquide SA	9,633	1,601,938
Airbus SE(a)	11,567	952,302
Alstom SA(a)	4,700	262,162
Atos SE(a)	3,009	260,900
AXA SA	39,549	807,672
BioMerieux	828	125,761
BNP Paribas SA(a)	22,941	1,003,208
Bollore SA	42,357	159,468
Bouygues SA(a)	7,099	282,294
Bureau Veritas SA(a)	7,300	165,835
Capgemini SE	3,368	467,244

Security	Shares	Value

France (continued)
Carrefour SA	13,367	$215,175
Cie. de Saint-Gobain(a)	12,623	512,979
Cie. Generale des Etablissements Michelin SCA	3,818	432,048
Credit Agricole SA(a)	23,932	245,801
Danone SA	12,422	818,571
Dassault Systemes SE	2,822	532,739
Edenred	6,129	317,168
Electricite de France SA	14,445	152,059
Engie SA(a)	34,085	475,104
EssilorLuxottica SA(a)	6,193	830,271
Eurofins Scientific SE(a)	320	257,024
Getlink SE(a)	16,857	258,856
Hermes International	706	607,419
Iliad SA	678	145,143
Ingenico Group SA(a)	1,686	286,728
Ipsen SA	2,122	220,282
Kering SA	1,536	945,310
Klepierre SA(b)	6,092	100,470
Legrand SA	6,129	512,366
L’Oreal SA	5,080	1,682,286
LVMH Moet Hennessy Louis Vuitton SE	5,376	2,525,480
Orange SA	37,279	415,967
Pernod Ricard SA	4,175	716,509
Peugeot SA(a)(b)	14,158	243,317
Publicis Groupe SA(a)	4,543	159,573
Renault SA(a)	3,832	109,256
Safran SA(a)	6,672	774,160
Sanofi	22,556	2,289,441
Schneider Electric SE	10,625	1,318,349
SCOR SE(a)	4,715	126,424
SES SA	8,379	59,624
Societe Generale SA(a)	15,144	245,990
Sodexo SA	2,221	159,266
STMicroelectronics NV	16,311	491,775
Suez SA	11,707	203,084
Teleperformance	1,495	462,005
Thales SA	2,828	221,531
TOTAL SE	48,245	1,909,825
Ubisoft Entertainment SA(a)	2,457	202,636
Unibail-Rodamco-Westfield(b)	3,497	163,777
Valeo SA	5,621	172,095
Veolia Environnement SA	11,613	280,549
Vinci SA	10,812	1,016,088
Vivendi SA	17,970	511,491
Worldline SA(a)(c)	3,874	356,842

		30,914,104

Germany — 2.7%
adidas AG(a)	3,728	1,135,135
Allianz SE, Registered	8,469	1,838,526
BASF SE	18,507	1,130,134
Bayer AG, Registered	19,932	1,323,945
Bayerische Motoren Werke AG	6,132	441,114
Beiersdorf AG	3,408	394,537
Brenntag AG	4,808	301,652
Commerzbank AG(a)	25,345	147,404
Continental AG	2,149	234,393
Daimler AG, Registered	17,412	888,035
Delivery Hero SE(a)(c)	2,208	237,712
Deutsche Bank AG, Registered(a)	42,626	409,103
Deutsche Boerse AG	4,425	838,266

15	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI World ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
Deutsche Lufthansa AG, Registered(a)	6,386	$66,674
Deutsche Post AG, Registered	20,425	931,168
Deutsche Telekom AG, Registered	64,219	1,132,841
Deutsche Wohnen SE	7,104	379,263
E.ON SE	47,396	561,731
Fresenius Medical Care AG & Co. KGaA	4,898	416,253
Fresenius SE & Co. KGaA	8,006	371,501
GEA Group AG	4,628	169,145
Hannover Rueck SE	1,407	239,953
HeidelbergCement AG	3,548	225,825
Infineon Technologies AG	25,733	712,758
LANXESS AG	3,278	192,135
LEG Immobilien AG	1,394	205,494
Merck KGaA	3,278	445,545
MTU Aero Engines AG	1,202	223,177
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	2,918	843,481
Puma SE(a)	3,225	266,823
RWE AG	13,457	535,927
SAP SE	21,190	3,498,236
Scout24 AG(c)	2,590	241,451
Siemens AG, Registered	15,520	2,146,783
Siemens Healthineers AG(c)	3,032	138,155
Symrise AG	2,822	389,978
TeamViewer AG(a)(c)	3,696	200,546
thyssenkrupp AG(a)(b)	9,886	71,223
United Internet AG, Registered	3,136	154,296
Vonovia SE	11,843	849,819
Zalando SE(a)(c)	3,671	321,109

		25,251,246

Hong Kong — 1.0%
AIA Group Ltd.	239,800	2,469,119
ASM Pacific Technology Ltd.	18,400	197,885
Bank of East Asia Ltd. (The)	29,400	66,310
BeiGene Ltd., ADR(a)(b)	923	222,969
BOC Hong Kong Holdings Ltd.	93,500	265,414
CK Asset Holdings Ltd.	54,500	296,052
CK Hutchison Holdings Ltd.	56,000	366,703
CLP Holdings Ltd.	46,500	456,891
Galaxy Entertainment Group Ltd.	44,000	346,600
Hang Seng Bank Ltd.	19,200	301,992
Hong Kong & China Gas Co. Ltd.(b)	293,419	427,058
Hong Kong Exchanges & Clearing Ltd.	24,200	1,221,530
Jardine Matheson Holdings Ltd.	7,000	294,000
Link REIT	46,500	370,193
Melco Resorts & Entertainment Ltd., ADR	11,745	229,262
MTR Corp. Ltd.	47,000	244,698
New World Development Co. Ltd.	39,333	204,274
Sands China Ltd.	57,200	252,413
Sun Hung Kai Properties Ltd.	36,000	484,016
Techtronic Industries Co. Ltd.	46,500	590,389
WH Group Ltd.(c)	216,500	186,885
Wynn Macau Ltd.(b)	81,200	152,758

		9,647,411

Ireland — 0.6%
CRH PLC	17,952	665,561
Flutter Entertainment PLC(a)	3,147	531,805
Kerry Group PLC, Class A	3,777	496,882
Linde PLC	10,902	2,722,665

Security	Shares	Value

Ireland (continued)
Smurfit Kappa Group PLC	6,719	$238,496
Steris PLC	1,830	292,141
Trane Technologies PLC	5,521	653,631

		5,601,181

Israel — 0.2%
Bank Hapoalim BM	55,061	334,136
Check Point Software Technologies Ltd.(a)(b)	2,577	325,372
CyberArk Software Ltd.(a)	816	90,168
Isracard Ltd.	1	3
Nice Ltd.(a)	1,626	372,572
Teva Pharmaceutical Industries Ltd., ADR(a)	25,171	248,438
Wix.com Ltd.(a)	1,012	298,165

		1,668,854

Italy — 0.6%
Assicurazioni Generali SpA	23,977	372,922
Atlantia SpA(a)	18,475	294,529
CNH Industrial NV(a)	25,225	200,134
Enel SpA	167,384	1,519,189
Eni SpA	54,029	504,005
Ferrari NV	2,723	531,473
FinecoBank Banca Fineco SpA(a)	9,254	140,555
Intesa Sanpaolo SpA(a)	315,953	682,120
Leonardo SpA	3,996	27,087
Mediobanca Banca di Credito Finanziario SpA	18,166	158,206
Moncler SpA(a)	5,040	195,595
Snam SpA	71,770	368,225
Telecom Italia SpA/Milano	504,454	240,597
Tenaris SA	13,386	78,764
Terna Rete Elettrica Nazionale SpA	62,626	453,730
UniCredit SpA(a)	45,151	445,487

		6,212,618

Japan — 7.5%
Advantest Corp.	4,400	210,364
Aeon Co. Ltd.	18,500	458,640
Aisin Seiki Co. Ltd.	3,600	123,740
Ajinomoto Co. Inc.	15,900	296,274
Alfresa Holdings Corp.	5,200	104,446
ANA Holdings Inc.(a)	9,200	229,686
Asahi Group Holdings Ltd.	7,800	273,105
Asahi Kasei Corp.	27,700	232,477
Astellas Pharma Inc.	41,700	654,530
Bridgestone Corp.	9,200	291,586
Canon Inc.	18,400	317,873
Casio Computer Co. Ltd.	14,300	230,456
Central Japan Railway Co.	3,100	464,510
Chubu Electric Power Co. Inc.	15,900	196,342
Chugai Pharmaceutical Co. Ltd.	18,700	832,502
Chugoku Electric Power Co. Inc. (The)	15,900	193,718
Coca-Cola Bottlers Japan Holdings Inc.	3,200	53,351
Concordia Financial Group Ltd.	51,000	169,287
Daifuku Co. Ltd.	5,000	439,908
Dai-ichi Life Holdings Inc.	18,700	283,114
Daiichi Sankyo Co. Ltd.	11,600	1,033,384
Daikin Industries Ltd.	5,000	941,346
Daito Trust Construction Co. Ltd.	3,000	265,953
Daiwa House Industry Co. Ltd.	16,000	428,573
Denso Corp.	11,600	487,540
Dentsu Group Inc.	5,100	133,890
East Japan Railway Co.	6,500	422,750

S C H E D U L E O F I N V E S T M E N T S	16

Schedule of Investments (continued) August 31, 2020	iShares® MSCI World ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Eisai Co. Ltd.	5,100	$445,580
ENEOS Holdings Inc.	68,900	270,025
FANUC Corp.	4,500	789,500
Fast Retailing Co. Ltd.	1,600	954,765
Fuji Electric Co. Ltd.	3,600	112,537
FUJIFILM Holdings Corp.	9,300	442,527
Fujitsu Ltd.	4,000	521,288
Hakuhodo DY Holdings Inc.	16,000	199,161
Hamamatsu Photonics KK	6,100	277,835
Hankyu Hanshin Holdings Inc.	5,000	162,431
Hikari Tsushin Inc.	600	144,957
Hitachi Ltd.	18,400	612,495
Honda Motor Co. Ltd.	27,600	710,268
Hoya Corp.	9,300	913,381
Hulic Co. Ltd.	25,200	229,555
Idemitsu Kosan Co. Ltd.	4,800	105,736
Inpex Corp.	27,600	175,368
ITOCHU Corp.	30,500	783,316
Japan Airlines Co. Ltd.	2,500	49,837
Japan Exchange Group Inc.	16,000	414,616
Japan Post Holdings Co. Ltd.	30,300	223,925
Japan Real Estate Investment Corp.	29	162,440
Japan Retail Fund Investment Corp.	68	102,534
Japan Tobacco Inc.	25,000	467,372
JFE Holdings Inc.	14,400	109,041
JGC Holdings Corp.	5,800	64,046
JTEKT Corp.	4,500	34,754
Kansai Electric Power Co. Inc. (The)	19,200	189,022
Kao Corp.	9,200	700,031
KDDI Corp.	36,800	1,068,135
Keyence Corp.	4,000	1,647,602
Kikkoman Corp.	3,300	179,245
Kintetsu Group Holdings Co. Ltd.	3,800	166,986
Kirin Holdings Co. Ltd.	18,400	361,771
Komatsu Ltd.	9,200	199,885
Konami Holdings Corp.	2,800	107,860
Kose Corp.	900	105,493
Kubota Corp.	23,200	419,282
Kuraray Co. Ltd.	19,500	199,514
Kyocera Corp.	9,200	528,081
Kyushu Electric Power Co. Inc.	18,400	162,927
LIXIL Group Corp.	14,200	261,116
M3 Inc.	9,400	544,260
Makita Corp.	7,300	337,310
Marubeni Corp.	37,000	223,162
Marui Group Co. Ltd.	9,200	168,046
Mazda Motor Corp.	18,400	117,988
MEIJI Holdings Co. Ltd.	2,500	201,801
MINEBEA MITSUMI Inc.	15,900	275,733
Mitsubishi Chemical Holdings Corp.	39,400	230,281
Mitsubishi Corp.	27,600	653,921
Mitsubishi Electric Corp.	39,500	544,943
Mitsubishi Estate Co. Ltd.	21,900	343,127
Mitsubishi Heavy Industries Ltd.	9,300	230,954
Mitsubishi Motors Corp.	39,800	95,705
Mitsubishi UFJ Financial Group Inc.	240,400	1,003,131
Mitsubishi UFJ Lease & Finance Co. Ltd.	51,200	241,890
Mitsui & Co. Ltd.	36,800	664,201
Mitsui Fudosan Co. Ltd.	25,100	454,449
Mizuho Financial Group Inc.	585,900	794,497

Security	Shares	Value

Japan (continued)
MS&AD Insurance Group Holdings Inc.	10,900	$302,295
Murata Manufacturing Co. Ltd.	11,500	681,032
Nagoya Railroad Co. Ltd.	9,300	259,500
NEC Corp.	3,600	189,768
Nexon Co. Ltd.	11,800	276,292
Nidec Corp.	10,300	865,513
Nintendo Co. Ltd.	2,300	1,230,629
Nippon Paint Holdings Co. Ltd.	4,100	351,832
Nippon Steel Corp.	18,447	181,695
Nippon Telegraph & Telephone Corp.	25,800	586,701
Nissan Motor Co. Ltd.	48,400	196,941
Nitori Holdings Co. Ltd.	1,700	355,566
Nitto Denko Corp.	3,500	212,551
Nomura Holdings Inc.	63,500	326,048
Nomura Real Estate Master Fund Inc.(a)	160	205,045
Nomura Research Institute Ltd.	13,100	348,238
NTT Data Corp.	16,100	184,009
NTT DOCOMO Inc.	27,600	770,130
Obic Co. Ltd.	1,300	230,346
Odakyu Electric Railway Co. Ltd.	12,700	314,132
Olympus Corp.	28,100	556,197
Omron Corp.	3,800	278,429
Ono Pharmaceutical Co. Ltd.	9,200	277,531
Oriental Land Co. Ltd.	4,300	583,498
ORIX Corp.	33,600	418,871
Orix JREIT Inc.	57	84,765
Otsuka Corp.	6,000	294,215
Otsuka Holdings Co. Ltd.	9,300	408,412
Pan Pacific International Holdings Corp.	16,800	394,632
Panasonic Corp.	44,800	413,126
Rakuten Inc.	27,600	242,829
Recruit Holdings Co. Ltd.	27,600	1,047,834
Resona Holdings Inc.	69,200	254,496
Ricoh Co. Ltd.	16,900	126,377
Santen Pharmaceutical Co. Ltd.	18,400	350,666
Secom Co. Ltd.	4,000	378,141
Sekisui House Ltd.	18,400	363,680
Seven & i Holdings Co. Ltd.	18,600	602,139
Seven Bank Ltd.	40,400	101,338
Shimano Inc.	1,400	296,384
Shin-Etsu Chemical Co. Ltd.	9,200	1,117,846
Shionogi & Co. Ltd.	9,200	510,383
Shiseido Co. Ltd.	9,200	535,369
SMC Corp.	1,200	659,154
Softbank Corp.	46,000	604,036
SoftBank Group Corp.	34,100	2,121,663
Sompo Holdings Inc.	9,300	349,041
Sony Corp.	27,600	2,162,557
Subaru Corp.	18,400	382,159
Sumitomo Chemical Co. Ltd.	51,000	165,920
Sumitomo Corp.	27,600	357,737
Sumitomo Electric Industries Ltd.	25,000	294,450
Sumitomo Metal Mining Co. Ltd.	10,700	326,615
Sumitomo Mitsui Financial Group Inc.	27,600	811,512
Sumitomo Mitsui Trust Holdings Inc.	9,300	269,322
Sumitomo Realty & Development Co. Ltd.	9,600	283,442
Suzuki Motor Corp.	9,300	381,401
Sysmex Corp.	4,000	349,173
T&D Holdings Inc.	18,400	192,597
Takeda Pharmaceutical Co. Ltd.	31,426	1,173,233

17	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI World ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
TDK Corp.	2,700	$280,324
Terumo Corp.	18,400	747,833
Toho Co. Ltd.	3,200	121,609
Tokio Marine Holdings Inc.	14,900	687,076
Tokyo Electric Power Co. Holdings Inc.(a)	42,100	123,864
Tokyo Electron Ltd.	3,700	947,287
Tokyo Gas Co. Ltd.	9,200	204,440
Tokyu Corp.	9,200	123,019
Tokyu Fudosan Holdings Corp.	37,000	159,102
Toray Industries Inc.	34,100	161,971
Toshiba Corp.	9,200	265,038
Tosoh Corp.	22,100	328,233
Toyota Motor Corp.	46,000	3,039,049
Unicharm Corp.	9,300	404,641
United Urban Investment Corp.	118	131,303
USS Co. Ltd.	9,200	155,379
West Japan Railway Co.	5,900	309,952
Yakult Honsha Co. Ltd.	2,400	136,923
Yamada Denki Co. Ltd.	36,800	197,456
Yamaha Corp.	3,800	185,261
Yamaha Motor Co. Ltd.	6,800	107,151
Yaskawa Electric Corp.	9,200	330,973
Yokogawa Electric Corp.	9,300	151,982
Z Holdings Corp.	60,600	402,876

		70,963,159

Netherlands — 1.4%
Adyen NV(a)(c)	348	588,077
Aegon NV	37,099	103,512
AerCap Holdings NV(a)	3,818	112,898
Akzo Nobel NV	3,562	353,322
Altice Europe NV(a)	15,088	66,909
ArcelorMittal SA(a)	17,380	220,369
Argenx SE(a)	904	209,417
ASML Holding NV	8,486	3,189,779
Heineken Holding NV(a)	3,554	291,790
Heineken NV(a)	4,718	437,632
ING Groep NV(a)	77,610	631,532
Just Eat Takeaway.com NV(a)(c)	2,392	266,733
Koninklijke Ahold Delhaize NV	25,722	775,824
Koninklijke DSM NV	3,899	626,942
Koninklijke KPN NV	82,066	215,629
Koninklijke Philips NV(a)	18,146	860,148
NN Group NV	5,801	218,885
NXP Semiconductors NV	5,748	722,868
Prosus NV(a)	9,883	990,953
QIAGEN NV(a)	5,038	256,493
Randstad NV(a)	3,046	159,084
Unilever NV	29,904	1,734,897
Wolters Kluwer NV	5,571	458,390

		13,492,083

New Zealand — 0.1%
a2 Milk Co. Ltd. (The)(a)	22,846	287,060
Fisher & Paykel Healthcare Corp. Ltd.	12,052	300,178
Spark New Zealand Ltd.	73,107	238,665

		825,903

Norway — 0.2%
Adevinta ASA(a)	4,851	91,117
DNB ASA(a)	22,112	357,237
Equinor ASA	19,293	314,806

Security	Shares	Value

Norway (continued)
Norsk Hydro ASA(a)	34,422	$110,628
Orkla ASA	24,874	254,874
Telenor ASA	15,792	258,590
Yara International ASA	5,348	225,555

		1,612,807

Portugal — 0.0%
EDP - Energias de Portugal SA(b)	72,019	365,368
Galp Energia SGPS SA	13,541	145,296

		510,664

Singapore — 0.3%
Ascendas REIT	171,023	417,620
CapitaLand Ltd.	104,500	212,905
CapitaLand Mall Trust(b)	102,600	147,908
DBS Group Holdings Ltd.	36,500	560,279
Genting Singapore Ltd.	179,700	92,520
Keppel Corp. Ltd.	50,800	171,127
Oversea-Chinese Banking Corp. Ltd.	57,600	367,308
Singapore Exchange Ltd.	7,500	47,496
Singapore Telecommunications Ltd.	177,100	299,595
United Overseas Bank Ltd.(b)	31,100	447,423
Venture Corp. Ltd.	12,800	186,878
Wilmar International Ltd.	47,500	152,324

		3,103,383

Spain — 0.7%
ACS Actividades de Construccion y Servicios SA	7,849	192,622
Aena SME SA(a)(c)	1,861	278,431
Amadeus IT Group SA	9,682	543,180
Banco Bilbao Vizcaya Argentaria SA	132,388	388,382
Banco Santander SA(a)	333,458	742,883
Bankinter SA	23,988	129,299
CaixaBank SA	75,370	166,036
Cellnex Telecom SA(c)	6,706	430,516
Enagas SA	2,268	55,577
Endesa SA	6,423	178,443
Ferrovial SA	9,141	244,662
Iberdrola SA	124,246	1,567,646
Industria de Diseno Textil SA	22,213	625,621
Naturgy Energy Group SA	8,840	170,847
Red Electrica Corp. SA	5,764	110,468
Repsol SA	30,949	245,103
Telefonica SA	91,927	364,012

		6,433,728

Sweden — 0.9%
Alfa Laval AB(a)(b)	8,289	203,166
Assa Abloy AB, Class B	21,572	500,223
Atlas Copco AB, Class A	13,555	628,484
Atlas Copco AB, Class B	9,976	401,703
Boliden AB	7,113	212,690
Electrolux AB, Series B	6,039	131,213
Epiroc AB, Class A	11,657	174,011
Epiroc AB, Class B	9,976	143,829
Essity AB, Class B(a)	12,467	430,168
Evolution Gaming Group AB(c)	3,766	282,856
Hennes & Mauritz AB, Class B(b)	16,767	268,079
Hexagon AB, Class B(a)	5,653	410,558
Investor AB, Class B	8,896	568,729
Kinnevik AB, Class B(a)	9,805	379,754
Lundin Energy AB	6,402	156,915
Sandvik AB(a)	27,735	546,021

S C H E D U L E O F I N V E S T M E N T S	18

Schedule of Investments (continued) August 31, 2020	iShares® MSCI World ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Sweden (continued)
Skandinaviska Enskilda Banken AB, Class A(a)	35,221	$350,129
Skanska AB, Class B(a)	12,850	262,514
SKF AB, Class B	13,956	279,283
Svenska Handelsbanken AB, Class A(a)	33,666	339,668
Swedbank AB, Class A(a)	19,804	336,659
Swedish Match AB	4,163	316,921
Telefonaktiebolaget LM Ericsson, Class B	57,096	663,641
Telia Co. AB	58,809	227,123
Volvo AB, Class B(a)	29,220	560,011

		8,774,348

Switzerland — 3.1%
ABB Ltd., Registered	38,426	980,227
Adecco Group AG, Registered	3,728	195,664
Alcon Inc.(a)	8,525	486,250
Baloise Holding AG, Registered	2,041	318,463
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates, NVS	19	162,369
Cie. Financiere Richemont SA, Registered	10,606	703,886
Coca-Cola HBC AG(a)	4,852	129,542
Credit Suisse Group AG, Registered	52,165	575,498
Geberit AG, Registered	1,051	607,641
Givaudan SA, Registered	184	774,457
Julius Baer Group Ltd.	6,586	316,701
Kuehne & Nagel International AG, Registered(a)	2,269	441,100
LafargeHolcim Ltd., Registered(a)	9,970	474,999
Logitech International SA, Registered	3,932	291,783
Lonza Group AG, Registered	1,684	1,048,047
Nestle SA, Registered	60,198	7,257,588
Novartis AG, Registered	43,630	3,781,315
Partners Group Holding AG	508	517,788
Roche Holding AG, NVS	14,088	4,939,288
Schindler Holding AG, Participation Certificates, NVS	775	207,510
Schindler Holding AG, Registered	1,018	268,844
SGS SA, Registered	92	238,876
Sika AG, Registered	2,176	523,429
Sonova Holding AG, Registered(a)	1,414	331,496
Swatch Group AG (The), Bearer	871	184,753
Swiss Life Holding AG, Registered(a)	869	352,059
Swiss Prime Site AG, Registered	3,202	289,281
Swiss Re AG	5,348	431,427
Swisscom AG, Registered	582	323,172
Temenos AG, Registered	1,775	287,406
UBS Group AG, Registered	76,944	938,675
Zurich Insurance Group AG	2,852	1,057,880

		29,437,414

United Kingdom — 4.1%
3i Group PLC	23,313	292,796
Admiral Group PLC	5,621	198,467
Amcor PLC(a)	28,174	311,604
Anglo American PLC	24,766	607,698
Antofagasta PLC	13,907	199,987
Aptiv PLC	5,276	454,369
Ashtead Group PLC	10,808	376,979
Associated British Foods PLC	8,109	222,145
AstraZeneca PLC	26,987	3,013,595
Auto Trader Group PLC(c)	40,428	304,866
Aviva PLC	78,399	296,757
BAE Systems PLC	66,452	462,319
Barclays PLC(a)	299,037	448,283

Security	Shares	Value

United Kingdom (continued)
BP PLC	407,037	$1,439,896
British American Tobacco PLC	46,031	1,560,861
British Land Co. PLC (The)	30,093	147,352
BT Group PLC	163,952	229,731
Bunzl PLC	9,815	318,294
Burberry Group PLC	9,526	184,244
Coca-Cola European Partners PLC	5,257	216,378
Compass Group PLC	35,996	588,242
Croda International PLC	5,373	424,456
Diageo PLC	47,705	1,602,933
Experian PLC	21,032	785,686
Ferguson PLC	4,719	466,053
Fiat Chrysler Automobiles NV(a)	22,844	252,194
GlaxoSmithKline PLC	101,752	2,005,465
Glencore PLC(a)	201,738	456,984
GVC Holdings PLC(a)	12,144	130,765
HSBC Holdings PLC	403,651	1,784,357
Imperial Brands PLC	18,363	308,077
Informa PLC(a)	38,141	211,119
InterContinental Hotels Group PLC(a)	4,711	277,921
Intertek Group PLC	5,348	420,763
J Sainsbury PLC	47,956	118,019
Johnson Matthey PLC	7,974	253,574
Kingfisher PLC	46,018	166,547
Land Securities Group PLC	20,763	160,715
Legal & General Group PLC	111,747	325,132
Lloyds Banking Group PLC(a)	1,417,692	538,145
London Stock Exchange Group PLC	7,471	880,290
M&G PLC	65,186	150,996
Melrose Industries PLC	117,431	160,064
National Grid PLC	70,509	796,048
Natwest Group PLC(a)	107,388	162,192
Next PLC	3,278	265,012
Ocado Group PLC(a)	9,568	319,892
Pearson PLC(b)	17,118	128,215
Persimmon PLC	6,448	226,199
Prudential PLC	50,466	825,385
Reckitt Benckiser Group PLC	14,651	1,473,233
RELX PLC	42,420	966,990
Rentokil Initial PLC(a)	38,801	276,907
Rio Tinto PLC	26,152	1,623,002
Rolls-Royce Holdings PLC	49,304	159,164
Royal Dutch Shell PLC, Class A	82,456	1,221,956
Royal Dutch Shell PLC, Class B	79,345	1,129,320
RSA Insurance Group PLC	26,865	161,617
Sage Group PLC (The)	29,681	294,325
Segro PLC	24,032	306,589
Severn Trent PLC	7,659	239,147
Smith & Nephew PLC	18,625	379,431
Smiths Group PLC	12,197	228,963
SSE PLC	20,090	338,665
Standard Chartered PLC(a)	60,852	319,719
Taylor Wimpey PLC	102,247	167,707
Tesco PLC	198,837	582,251
Unilever PLC	22,565	1,347,518
United Utilities Group PLC	18,445	205,281
Vodafone Group PLC	546,915	816,066
Whitbread PLC(a)	6,132	207,642
WPP PLC	27,484	237,579

		39,161,133

19	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI World ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States — 65.7%
3M Co.	11,511	$1,876,523
Abbott Laboratories	35,802	3,919,245
AbbVie Inc.	36,046	3,452,125
ABIOMED Inc.(a)	1,123	345,457
Accenture PLC, Class A	12,632	3,030,796
Activision Blizzard Inc.	16,166	1,350,184
Adobe Inc.(a)	9,828	5,045,597
Advance Auto Parts Inc.	1,589	248,377
Advanced Micro Devices Inc.(a)	23,359	2,121,464
AES Corp. (The)	15,554	276,084
Aflac Inc.	15,144	550,030
Agilent Technologies Inc.	6,833	686,170
AGNC Investment Corp.	16,653	234,974
Air Products & Chemicals Inc.	4,543	1,327,737
Akamai Technologies Inc.(a)	3,266	380,260
Albemarle Corp.	2,497	227,252
Alexandria Real Estate Equities Inc.	2,353	396,198
Alexion Pharmaceuticals Inc.(a)	4,628	528,610
Align Technology Inc.(a)	1,616	479,920
Alleghany Corp.	353	195,760
Allegion PLC	1,870	193,339
Alliant Energy Corp.	4,792	259,487
Allstate Corp. (The)	6,387	593,991
Alnylam Pharmaceuticals Inc.(a)	2,814	373,249
Alphabet Inc., Class A(a)	6,075	9,899,395
Alphabet Inc., Class C, NVS(a)	6,164	10,073,086
Altria Group Inc.	37,926	1,658,883
Amazon.com Inc.(a)	8,556	29,526,414
Ameren Corp.	5,280	417,701
American Electric Power Co. Inc.	10,908	859,878
American Express Co.	13,525	1,374,005
American Financial Group Inc./OH	2,188	146,268
American International Group Inc.	17,769	517,789
American Tower Corp.	9,293	2,315,351
American Water Works Co. Inc.	4,347	614,405
Ameriprise Financial Inc.	2,458	385,414
AmerisourceBergen Corp.	3,368	326,797
AMETEK Inc.	5,305	534,213
Amgen Inc.	12,073	3,058,332
Amphenol Corp., Class A	6,295	691,191
Analog Devices Inc.	7,647	893,781
Annaly Capital Management Inc.	29,599	217,553
ANSYS Inc.(a)	2,036	690,224
Anthem Inc.	5,168	1,454,895
Aon PLC, Class A(b)	4,919	983,751
Apple Inc.	351,724	45,386,465
Applied Materials Inc.	19,978	1,230,645
Arch Capital Group Ltd.(a)	8,322	262,476
Archer-Daniels-Midland Co.	12,113	542,178
Arista Networks Inc.(a)	1,107	247,359
Arrow Electronics Inc.(a)	2,177	171,025
Arthur J Gallagher & Co.	3,691	388,662
Assurant Inc.	2,044	248,469
AT&T Inc.	142,565	4,249,863
Atmos Energy Corp.	3,073	306,747
Autodesk Inc.(a)	4,630	1,137,591
Autoliv Inc.	2,687	210,500
Automatic Data Processing Inc.	9,358	1,301,604
AutoZone Inc.(a)	510	610,118
Avalara Inc.(a)	3,487	461,714

Security	Shares	Value

United States (continued)
AvalonBay Communities Inc.	2,671	$422,178
Avantor Inc.(a)	15,084	340,446
Avery Dennison Corp.	2,460	283,859
Baker Hughes Co.	15,528	221,740
Ball Corp.	7,192	578,021
Bank of America Corp.	157,148	4,044,990
Bank of New York Mellon Corp. (The)	16,864	623,631
Baxter International Inc.	9,971	868,175
Becton Dickinson and Co.	5,544	1,345,917
Berkshire Hathaway Inc., Class B(a)	28,034	6,112,533
Best Buy Co. Inc.	4,800	532,368
Biogen Inc.(a)	3,536	1,017,095
BioMarin Pharmaceutical Inc.(a)	4,351	339,509
BlackRock Inc.(d)	3,115	1,850,902
Blackstone Group Inc. (The), Class A	13,646	722,556
Boeing Co. (The)	10,875	1,868,542
Booking Holdings Inc.(a)	778	1,486,330
BorgWarner Inc.	6,174	250,603
Boston Properties Inc.	3,368	292,578
Boston Scientific Corp.(a)	28,721	1,178,135
Bristol-Myers Squibb Co.	45,673	2,840,861
Broadcom Inc.	8,111	2,815,734
Broadridge Financial Solutions Inc.	1,748	240,175
Brown & Brown Inc.	4,841	224,622
Brown-Forman Corp., Class B, NVS	6,537	478,312
Bunge Ltd.	3,462	157,936
Burlington Stores Inc.(a)	1,046	205,989
Cable One Inc.	172	316,537
Cabot Oil & Gas Corp.	8,392	159,196
Cadence Design Systems Inc.(a)	6,537	725,019
Campbell Soup Co.	4,546	239,165
Capital One Financial Corp.	9,886	682,431
Cardinal Health Inc.	6,399	324,813
CarMax Inc.(a)	3,891	416,065
Carnival Corp.	12,236	201,649
Carrier Global Corp.	16,733	499,480
Catalent Inc.(a)	3,313	306,453
Caterpillar Inc.	10,963	1,560,145
Cboe Global Markets Inc.	2,429	222,958
CBRE Group Inc., Class A(a)	7,029	330,574
CDK Global Inc.	4,361	203,310
CDW Corp./DE	2,844	323,221
Celanese Corp.	2,622	265,215
Centene Corp.(a)	12,086	741,114
CenterPoint Energy Inc.	14,260	286,198
CenturyLink Inc.	21,034	226,116
Cerner Corp.	6,775	497,082
CF Industries Holdings Inc.	6,358	207,462
CH Robinson Worldwide Inc.	2,994	294,310
Charles Schwab Corp. (The)	24,243	861,354
Charter Communications Inc., Class A(a)(b)	2,945	1,812,971
Cheniere Energy Inc.(a)	4,988	259,625
Chevron Corp.	37,745	3,167,938
Chipotle Mexican Grill Inc.(a)	552	723,275
Chubb Ltd.	8,390	1,048,750
Church & Dwight Co. Inc.	7,166	686,718
Cigna Corp.	7,822	1,387,388
Cincinnati Financial Corp.	3,368	267,453
Cintas Corp.	1,847	615,494
Cisco Systems Inc.	83,418	3,521,908

S C H E D U L E O F I N V E S T M E N T S	20

Schedule of Investments (continued) August 31, 2020	iShares® MSCI World ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Citigroup Inc.	42,541	$2,174,696
Citizens Financial Group Inc.	12,164	314,683
Citrix Systems Inc.	2,354	341,801
Clorox Co. (The)	2,641	590,263
CME Group Inc.	7,212	1,268,374
CMS Energy Corp.	6,300	381,087
Coca-Cola Co. (The)	81,094	4,016,586
Cognex Corp.	3,712	256,833
Cognizant Technology Solutions Corp., Class A	11,508	769,425
Colgate-Palmolive Co.	17,135	1,358,120
Comcast Corp., Class A	89,801	4,023,983
Comerica Inc.	4,078	161,203
Conagra Brands Inc.	11,161	428,136
Concho Resources Inc.	4,416	229,544
ConocoPhillips	22,020	834,338
Consolidated Edison Inc.	7,135	509,011
Constellation Brands Inc., Class A	3,461	638,485
Cooper Companies Inc. (The)	644	202,461
Copart Inc.(a)	4,628	478,165
Corning Inc.	12,544	407,178
Corteva Inc.	15,051	429,706
CoStar Group Inc.(a)	870	738,282
Costco Wholesale Corp.	8,991	3,125,811
Coupa Software Inc.(a)	1,220	399,843
Crowdstrike Holdings Inc., Class A(a)	2,615	328,784
Crown Castle International Corp.	8,665	1,414,561
Crown Holdings Inc.(a)	4,268	327,996
CSX Corp.	15,732	1,202,869
Cummins Inc.	3,368	698,018
CVS Health Corp.	26,098	1,621,208
Danaher Corp.	13,118	2,708,473
Darden Restaurants Inc.	2,825	244,843
Datadog Inc., Class A(a)	2,703	225,836
DaVita Inc.(a)	2,576	223,494
Deere & Co.	5,801	1,218,558
Dell Technologies Inc., Class C(a)	4,707	311,039
Delta Air Lines Inc.	3,866	119,266
Dentsply Sirona Inc.	4,988	223,812
DexCom Inc.(a)	2,031	864,008
Diamondback Energy Inc.	3,710	144,542
Digital Realty Trust Inc.	5,355	833,506
Discover Financial Services	6,808	361,369
Discovery Inc., Class A(a)(b)	3,008	66,372
Discovery Inc., Class C, NVS(a)	7,856	156,884
DISH Network Corp., Class A(a)	5,929	210,598
DocuSign Inc.(a)	3,215	716,945
Dollar General Corp.	4,942	997,691
Dollar Tree Inc.(a)	4,718	454,202
Dominion Energy Inc.	15,939	1,250,255
Domino’s Pizza Inc.	778	318,171
Dover Corp.	2,917	320,403
Dow Inc.	15,051	679,101
DR Horton Inc.	7,839	559,469
DTE Energy Co.	3,818	453,082
Duke Energy Corp.	14,106	1,133,276
Duke Realty Corp.	9,584	369,463
DuPont de Nemours Inc.	15,051	839,244
E*TRADE Financial Corp.	4,802	259,788
Eastman Chemical Co.	3,368	246,234
Eaton Corp. PLC	8,716	889,904

Security	Shares	Value

United States (continued)
eBay Inc.	16,125	$883,327
Ecolab Inc.	5,345	1,053,393
Edison International	7,034	369,144
Edwards Lifesciences Corp.(a)	13,354	1,146,307
Elanco Animal Health Inc.(a)	10,032	291,530
Electronic Arts Inc.(a)	6,170	860,530
Eli Lilly & Co.	17,877	2,652,768
Emerson Electric Co.	12,107	841,073
Entergy Corp.	3,998	396,362
EOG Resources Inc.	11,423	517,919
EPAM Systems Inc.(a)	959	313,689
Equifax Inc.	2,491	419,161
Equinix Inc.	1,775	1,401,859
Equity Residential	7,299	412,029
Essential Utilities Inc.	4,499	191,208
Essex Property Trust Inc.	1,501	324,982
Estee Lauder Companies Inc. (The), Class A	4,448	986,211
Everest Re Group Ltd.	1,026	225,802
Evergy Inc.	4,608	245,238
Eversource Energy	6,387	547,430
Exact Sciences Corp.(a)(b)	2,980	224,364
Exelon Corp.	17,635	650,908
Expedia Group Inc.	2,949	289,444
Expeditors International of Washington Inc.	3,880	342,953
Extra Space Storage Inc.	1,196	127,434
Exxon Mobil Corp.	83,747	3,344,855
F5 Networks Inc.(a)	1,861	246,266
Facebook Inc., Class A(a)	48,332	14,170,942
FactSet Research Systems Inc.	731	256,142
Fair Isaac Corp.(a)	563	236,905
Fastenal Co.	11,085	541,613
Federal Realty Investment Trust	2,871	227,498
FedEx Corp.	4,988	1,096,562
Fidelity National Financial Inc.	6,039	198,260
Fidelity National Information Services Inc.	12,815	1,933,143
Fifth Third Bancorp	15,983	330,209
First Republic Bank/CA	3,908	441,252
FirstEnergy Corp.	9,238	264,114
Fiserv Inc.(a)	11,886	1,183,608
FleetCor Technologies Inc.(a)	1,862	468,200
FLIR Systems Inc.	4,246	156,677
FMC Corp.	2,620	279,973
Ford Motor Co.	73,728	502,825
Fortinet Inc.(a)	2,875	379,514
Fortive Corp.	6,538	471,455
Fortune Brands Home & Security Inc.	3,061	257,369
Fox Corp., Class A, NVS	7,776	216,639
Franklin Resources Inc.	7,749	163,194
Freeport-McMoRan Inc.(a)	29,479	460,167
Garmin Ltd.	3,367	348,855
Gartner Inc.(a)	2,135	277,166
General Dynamics Corp.	4,982	744,062
General Electric Co.	178,814	1,133,681
General Mills Inc.	12,569	803,788
General Motors Co.	25,233	747,654
Genuine Parts Co.	3,362	317,507
Gilead Sciences Inc.	25,605	1,709,134
Global Payments Inc.	5,675	1,002,318
Globe Life Inc.	2,822	232,759
GoDaddy Inc., Class A(a)	3,052	255,391

21	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI World ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Goldman Sachs Group Inc. (The)	6,587	$1,349,479
Guidewire Software Inc.(a)	1,669	187,445
Halliburton Co.	16,540	267,617
Hartford Financial Services Group Inc. (The)	8,289	335,290
Hasbro Inc.	3,129	247,003
HCA Healthcare Inc.	5,433	737,367
Healthpeak Properties Inc.	10,705	295,886
HEICO Corp., Class A	3,171	283,424
Henry Schein Inc.(a)	3,471	230,613
Hershey Co. (The)	3,458	513,997
Hess Corp.	6,257	288,072
Hewlett Packard Enterprise Co.	22,304	215,680
Hilton Worldwide Holdings Inc.	5,714	516,317
Hologic Inc.(a)	6,277	374,862
Home Depot Inc. (The)	21,822	6,220,143
Honeywell International Inc.	13,353	2,210,589
Hormel Foods Corp.	7,029	358,338
Host Hotels & Resorts Inc.	17,756	199,400
Howmet Aerospace Inc.	9,614	168,437
HP Inc.	29,752	581,652
Humana Inc.	2,725	1,131,338
Huntington Bancshares Inc./OH	26,285	247,342
IAC/InterActiveCorp.(a)	1,711	227,546
IDEXX Laboratories Inc.(a)	1,951	762,958
IHS Markit Ltd.	8,384	670,049
Illinois Tool Works Inc.	6,489	1,281,902
Illumina Inc.(a)	3,005	1,073,446
Incyte Corp.(a)	4,182	402,936
Ingersoll Rand Inc.(a)	7,198	252,362
Insulet Corp.(a)	1,288	281,106
Intel Corp.	85,837	4,373,395
Intercontinental Exchange Inc.	11,927	1,267,005
International Business Machines Corp.	18,239	2,249,051
International Flavors & Fragrances Inc.	1,857	229,878
International Paper Co.	8,476	307,425
Interpublic Group of Companies Inc. (The)	11,342	201,434
Intuit Inc.	5,441	1,879,267
Intuitive Surgical Inc.(a)	2,410	1,761,324
Invitation Homes Inc.	10,452	299,241
IPG Photonics Corp.(a)	1,095	177,094
IQVIA Holdings Inc.(a)	3,519	576,236
Iron Mountain Inc.	8,286	249,326
Jack Henry & Associates Inc.	1,515	250,611
Jacobs Engineering Group Inc.	2,891	260,971
Jazz Pharmaceuticals PLC(a)	1,575	211,664
JB Hunt Transport Services Inc.	2,044	287,264
JM Smucker Co. (The)	2,761	331,817
Johnson & Johnson	52,815	8,102,349
Johnson Controls International PLC	16,064	654,287
JPMorgan Chase & Co.	60,863	6,097,864
Juniper Networks Inc.	10,720	268,000
Kansas City Southern	2,025	368,631
Kellogg Co.	5,621	398,585
Keurig Dr Pepper Inc.	7,111	212,121
KeyCorp.	21,855	269,254
Keysight Technologies Inc.(a)	4,199	413,685
Kimberly-Clark Corp.	7,299	1,151,490
Kinder Morgan Inc./DE	44,497	614,949
KKR & Co. Inc.	9,242	331,048
KLA Corp.	3,542	726,606

Security	Shares	Value

United States (continued)
Kraft Heinz Co. (The)	12,735	$446,234
Kroger Co. (The)	16,807	599,674
L3Harris Technologies Inc.	4,631	837,007
Laboratory Corp. of America Holdings(a)	2,033	357,300
Lam Research Corp.	2,951	992,539
Lamb Weston Holdings Inc.	3,152	198,103
Las Vegas Sands Corp.	6,283	318,611
Lennar Corp., Class A	6,600	493,812
Lennox International Inc.	850	238,281
Liberty Media Corp.-Liberty Formula One, Class C, NVS(a)	4,921	191,821
Lincoln National Corp.	4,988	179,817
Live Nation Entertainment Inc.(a)	3,933	223,394
LKQ Corp.(a)	7,550	239,637
Lockheed Martin Corp.	5,106	1,992,668
Loews Corp.	7,119	255,287
Lowe’s Companies Inc.	15,488	2,550,719
Lululemon Athletica Inc.(a)	2,309	867,422
LyondellBasell Industries NV, Class A	5,295	346,717
M&T Bank Corp.	2,548	263,106
Marathon Petroleum Corp.	13,250	469,845
Markel Corp.(a)	331	359,741
MarketAxess Holdings Inc.	753	365,913
Marriott International Inc./MD, Class A	6,217	639,791
Marsh & McLennan Companies Inc.	9,797	1,125,773
Martin Marietta Materials Inc.	1,317	267,180
Marvell Technology Group Ltd.	13,896	538,887
Masco Corp.	5,728	333,942
Masimo Corp.(a)	1,133	253,792
Mastercard Inc., Class A	18,111	6,487,179
Match Group Inc(a)	4,615	515,403
Maxim Integrated Products Inc.	5,730	392,161
McCormick & Co. Inc./MD, NVS	2,637	543,749
McDonald’s Corp.	15,140	3,232,693
McKesson Corp.	3,627	556,527
Medical Properties Trust Inc.	10,524	195,536
Medtronic PLC	26,500	2,847,955
MercadoLibre Inc.(a)(b)	872	1,019,010
Merck & Co. Inc.	50,895	4,339,817
MetLife Inc.	17,207	661,781
Mettler-Toledo International Inc.(a)	460	446,559
MGM Resorts International	12,337	277,583
Microchip Technology Inc.	5,164	566,491
Micron Technology Inc.(a)	22,573	1,027,297
Microsoft Corp.	145,734	32,867,389
Mid-America Apartment Communities Inc.	2,327	272,538
Moderna Inc.(a)	5,231	339,440
Mohawk Industries Inc.(a)	1,424	131,478
Molina Healthcare Inc.(a)	1,135	209,941
Molson Coors Beverage Co., Class B	4,273	160,836
Mondelez International Inc., Class A	28,021	1,636,987
MongoDB Inc.(a)(b)	1,428	333,866
Monster Beverage Corp.(a)	8,986	753,566
Moody’s Corp.	3,626	1,068,365
Morgan Stanley	24,232	1,266,364
Mosaic Co. (The)	7,937	144,692
Motorola Solutions Inc.	3,636	562,671
MSCI Inc.	1,712	639,038
Mylan NV(a)	11,895	194,840
Nasdaq Inc.	2,501	336,184
National Oilwell Varco Inc.	8,749	104,988

S C H E D U L E O F I N V E S T M E N T S	22

Schedule of Investments (continued) August 31, 2020	iShares® MSCI World ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
NetApp Inc.	5,348	$253,442
Netflix Inc.(a)	8,899	4,712,554
Neurocrine Biosciences Inc.(a)	2,116	246,345
Newell Brands Inc.	11,319	180,878
Newmont Corp.	15,394	1,035,708
News Corp., Class A, NVS	12,450	188,244
NextEra Energy Inc.	9,477	2,645,694
Nielsen Holdings PLC	8,302	126,855
Nike Inc., Class B	23,949	2,679,654
Norfolk Southern Corp.	5,249	1,115,570
Northern Trust Corp.	4,628	378,987
Northrop Grumman Corp.	3,276	1,122,390
NortonLifeLock Inc.	12,624	296,916
NRG Energy Inc.	7,007	241,111
Nucor Corp.	6,489	294,990
NVIDIA Corp.	12,307	6,583,999
Occidental Petroleum Corp.	16,772	213,675
Okta Inc.(a)	2,267	488,244
Old Dominion Freight Line Inc.	1,188	240,190
Omega Healthcare Investors Inc.	5,333	165,163
Omnicom Group Inc.	5,078	274,669
ON Semiconductor Corp.(a)	11,890	254,089
ONEOK Inc.	8,388	230,502
Oracle Corp.	45,269	2,590,292
O’Reilly Automotive Inc.(a)	1,499	697,979
Otis Worldwide Corp.(b)	8,369	526,410
PACCAR Inc.	7,299	626,546
Packaging Corp. of America	1,969	199,342
Palo Alto Networks Inc.(a)	1,763	453,814
Parker-Hannifin Corp.	2,642	544,278
Paychex Inc.	7,311	559,072
Paycom Software Inc.(a)	1,247	373,427
PayPal Holdings Inc.(a)	22,920	4,678,889
Peloton Interactive Inc., Class A(a)	3,961	303,690
Pentair PLC	4,373	197,397
People’s United Financial Inc.	14,779	156,362
PepsiCo Inc.	28,097	3,935,266
Perrigo Co. PLC	3,095	161,869
Pfizer Inc.	113,765	4,299,179
PG&E Corp.(a)	21,603	200,044
Philip Morris International Inc.	31,503	2,513,624
Phillips 66	8,986	525,411
Pinnacle West Capital Corp.	3,557	260,906
Pinterest Inc., Class A(a)	10,288	378,496
Pioneer Natural Resources Co.	2,998	311,582
PNC Financial Services Group Inc. (The)	8,839	982,897
PPG Industries Inc.	4,516	543,726
PPL Corp.	13,449	371,596
Principal Financial Group Inc.	6,404	269,672
Procter & Gamble Co. (The)	48,865	6,759,495
Progressive Corp. (The)(b)	11,920	1,132,877
Prologis Inc.	15,499	1,578,728
Prudential Financial Inc.	8,469	573,944
PTC Inc.(a)(b)	2,846	260,153
Public Service Enterprise Group Inc.	10,511	549,095
Public Storage	3,188	677,131
PulteGroup Inc.	5,909	263,482
Qorvo Inc.(a)	2,622	336,324
QUALCOMM Inc.	23,144	2,756,450
Quest Diagnostics Inc.	3,008	334,610

Security	Shares	Value

United States (continued)
Ralph Lauren Corp.	1,411	$97,119
Raymond James Financial Inc.	2,798	211,865
Raytheon Technologies Corp.	30,898	1,884,778
Realty Income Corp.	6,593	408,964
Regency Centers Corp.	4,538	180,204
Regeneron Pharmaceuticals Inc.(a)	1,715	1,063,180
Regions Financial Corp.	24,982	288,792
Reinsurance Group of America Inc.	1,749	160,348
RenaissanceRe Holdings Ltd.	1,154	212,036
Republic Services Inc.	5,493	509,311
ResMed Inc.	3,104	561,141
RingCentral Inc., Class A(a)	1,472	428,013
Robert Half International Inc.	3,728	198,330
Rockwell Automation Inc.	2,300	530,219
Roku Inc.(a)	1,940	336,551
Roper Technologies Inc.	2,401	1,025,683
Ross Stores Inc.	7,294	664,338
Royal Caribbean Cruises Ltd.	4,327	297,871
RPM International Inc.	2,696	228,540
S&P Global Inc.	5,069	1,857,383
salesforce.com Inc.(a)	17,296	4,715,754
Sarepta Therapeutics Inc.(a)(b)	1,474	215,823
SBA Communications Corp.	2,485	760,584
Schlumberger Ltd.	23,572	448,104
Seagate Technology PLC	5,168	248,012
Seattle Genetics Inc.(a)	2,601	411,842
SEI Investments Co.	5,354	280,335
Sempra Energy	6,085	752,410
ServiceNow Inc.(a)	4,001	1,928,562
Sherwin-Williams Co. (The)	1,681	1,128,035
Simon Property Group Inc.	6,074	412,121
Sirius XM Holdings Inc.(b)	40,622	238,451
Skyworks Solutions Inc.	3,724	539,421
Slack Technologies Inc., Class A(a)(b)	7,423	243,771
Snap Inc., Class A, NVS(a)	14,444	326,290
Southern Co. (The)	22,006	1,148,273
Southwest Airlines Co.	3,554	133,559
Splunk Inc.(a)	2,910	638,250
Square Inc., Class A(a)	7,054	1,125,536
SS&C Technologies Holdings Inc.	5,365	341,858
Stanley Black & Decker Inc.	3,368	543,258
Starbucks Corp.	22,359	1,888,665
State Street Corp.	7,203	490,452
Stryker Corp.	6,675	1,322,718
Sun Communities Inc.	1,800	268,344
SVB Financial Group(a)(b)	1,141	291,389
Synchrony Financial	10,591	262,763
Synopsys Inc.(a)	3,040	672,752
Sysco Corp.	9,776	587,929
T Rowe Price Group Inc.	4,994	695,215
Take-Two Interactive Software Inc.(a)	2,549	436,363
Target Corp.	10,516	1,590,124
TD Ameritrade Holding Corp.	5,801	222,642
TE Connectivity Ltd.	6,201	599,017
Teladoc Health Inc.(a)	1,308	282,123
Teledyne Technologies Inc.(a)	784	245,870
Teleflex Inc.	1,038	407,882
Tesla Inc.(a)	14,660	7,305,371
Texas Instruments Inc.	17,994	2,557,847
Textron Inc.(b)	6,020	237,369

23	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI World ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Thermo Fisher Scientific Inc.	7,931	$3,402,240
Tiffany & Co.	2,401	294,123
TJX Companies Inc. (The)	24,604	1,348,053
T-Mobile U.S. Inc.(a)	9,216	1,075,323
Tractor Supply Co.	2,272	338,142
Trade Desk Inc. (The), Class A(a)(b)	784	377,339
TransDigm Group Inc.	1,050	524,654
TransUnion	4,457	386,511
Travelers Companies Inc. (The)	4,601	533,900
Trimble Inc.(a)	6,399	335,372
Truist Financial Corp.	28,727	1,114,895
Twilio Inc., Class A(a)	2,409	649,852
Twitter Inc.(a)	15,274	619,819
Tyler Technologies Inc.(a)	697	240,681
Tyson Foods Inc., Class A	5,847	367,192
U.S. Bancorp	28,353	1,032,049
Uber Technologies Inc.(a)	18,157	610,620
UDR Inc.	7,029	244,679
Ulta Beauty Inc.(a)	1,230	285,581
Union Pacific Corp.	13,942	2,682,998
United Parcel Service Inc., Class B	14,186	2,321,113
United Rentals Inc.(a)	1,769	313,201
UnitedHealth Group Inc.	19,177	5,993,771
Universal Health Services Inc., Class B	1,583	174,684
Valero Energy Corp.	9,076	477,307
Varian Medical Systems Inc.(a)	2,128	369,570
Veeva Systems Inc., Class A(a)	2,914	822,535
Ventas Inc.	7,309	301,204
VEREIT Inc.	31,622	212,500
VeriSign Inc.(a)	2,626	564,065
Verisk Analytics Inc.	2,810	524,543
Verizon Communications Inc.	82,078	4,864,763
Vertex Pharmaceuticals Inc.(a)	5,348	1,492,734
VF Corp.	6,759	444,404
ViacomCBS Inc., Class B, NVS	13,057	363,637
Visa Inc., Class A(b)	33,093	7,015,385
Vistra Corp.	12,093	232,548
VMware Inc., Class A(a)	1,681	242,804
Vornado Realty Trust	5,051	180,977
Vulcan Materials Co.	2,730	327,600
Walgreens Boots Alliance Inc.	15,230	579,045
Walmart Inc.	28,064	3,896,686
Walt Disney Co. (The)	36,648	4,832,772
Waste Management Inc.	8,649	985,986
Waters Corp.(a)	1,605	347,097
Wayfair Inc., Class A(a)	1,231	365,065
WEC Energy Group Inc.	7,029	661,288
Wells Fargo & Co.	77,048	1,860,709
Welltower Inc.	8,305	477,704
West Pharmaceutical Services Inc.(b)	1,657	470,522
Western Digital Corp.	5,994	230,289
Western Union Co. (The)	9,140	215,613
Westinghouse Air Brake Technologies Corp.	4,075	271,191
Westrock Co.	6,441	195,356
Weyerhaeuser Co.	15,504	469,926
Whirlpool Corp.	1,385	246,142
Williams Companies Inc. (The)	24,888	516,675
Willis Towers Watson PLC	2,401	493,478

Security	Shares	Value

United States (continued)
Workday Inc., Class A(a)	3,191	$764,915
WR Berkley Corp.	4,328	268,552
WW Grainger Inc.	831	303,672
Wynn Resorts Ltd.	2,127	186,006
Xcel Energy Inc.	10,791	749,705
Xilinx Inc.	5,258	547,673
XPO Logistics Inc.(a)	2,670	235,681
Xylem Inc./NY	3,998	320,560
Yum! Brands Inc.	6,484	621,491
Zebra Technologies Corp., Class A(a)	1,158	331,802
Zillow Group Inc., Class C, NVS(a)(b)	3,354	287,639
Zimmer Biomet Holdings Inc.	4,091	576,340
Zoetis Inc.	9,607	1,538,081
Zoom Video Communications Inc., Class A(a)	2,005	651,825
Zscaler Inc.(a)	1,452	208,130

		623,267,798

Total Common Stocks — 99.2% (Cost: $851,430,725) 941,428,880

Preferred Stocks

Germany — 0.2%
Henkel AG & Co. KGaA, Preference Shares, NVS	4,273	437,237
Porsche Automobil Holding SE, Preference Shares, NVS	3,822	234,488
Sartorius AG, Preference Shares, NVS	864	366,822
Volkswagen AG, Preference Shares, NVS	4,268	711,236

		1,749,783

Total Preferred Stocks — 0.2% (Cost: $1,793,378)		1,749,783

Short-Term Investments

Money Market Funds — 1.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.37%(d)(e)(f)	8,694,327	8,703,021
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.07%(d)(e)	1,510,000	1,510,000

		10,213,021

Total Short-Term Investments — 1.1% (Cost: $10,207,022)		10,213,021

Total Investments in Securities — 100.5% (Cost: $863,431,125)		953,391,684

Other Assets, Less Liabilities — (0.5)%		(5,144,252)

Net Assets — 100.0%		$948,247,432

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	24

Schedule of Investments (continued) August 31, 2020	iShares® MSCI World ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$7,823,920	$889,097	(a)	$—	$(14,552)	$4,556	$8,703,021	8,694,327	$101,900	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,335,000	175,000	(a)	—	—	—	1,510,000	1,510,000	17,201		—
BlackRock Inc.	765,256	1,080,361		(384,436)	48,696	341,025	1,850,902	3,115	35,225		—

					$34,144	$345,581	$12,063,923		$154,326		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Euro STOXX 50 Index	17	09/18/20	$664	$1,536
FTSE 100 Index	5	09/18/20	399	(13,329)
S&P 500 E-Mini Index	18	09/18/20	3,149	277,351
TOPIX Index	4	09/10/20	609	19,331

				$284,889

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$298,218

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$13,329

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$91,076

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$293,459

Average Quarterly Balances of Outstanding Derivative Financial Instruments

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Schedule of Investments (continued) August 31, 2020	iShares® MSCI World ETF

Futures contracts:
Average notional value of contracts — long	$4,002,226

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$941,428,880	$—	$—	$941,428,880
Preferred Stocks	1,749,783	—	—	1,749,783
Money Market Funds	10,213,021	—	—	10,213,021

	$953,391,684	$—	$—	$953,391,684

Derivative financial instruments(a)
Assets
Futures Contracts	$298,218	$—	$—	$298,218
Liabilities
Futures Contracts	(13,329)	—	—	(13,329)

	$284,889	$—	$—	$284,889

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E T M E N T S	26

Statements of Assets and Liabilities

August 31, 2020

	iShares MSCI Frontier 100 ETF	iShares MSCI World ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$363,954,906	$941,327,761
Affiliated(c)	700,350	12,063,923
Cash	412,608	8,297
Foreign currency, at value(d)	7,736,587	1,238,251
Cash pledged:
Futures contracts	1,072,000	227,000
Collateral — OTC derivatives	260,000	—
Foreign currency collateral pledged:
Futures contracts(e)	—	129,593
Receivables:
Investments sold	2,720,727	1,684,369
Securities lending income — Affiliated	19	4,249
Dividends	374,010	1,575,892
Tax reclaims	—	350,010

Total assets	377,231,207	958,609,345

LIABILITIES
Collateral on securities loaned, at value	16,592	8,710,933
Payables:
Investments purchased	2,611,617	1,450,745
Variation margin on futures contracts	223,735	14,637
Investment advisory fees	239,990	185,598
Unrealized depreciation on:
Forward foreign currency exchange contracts	370,010	—

Total liabilities	3,461,944	10,361,913

NET ASSETS	$373,769,263	$948,247,432

NET ASSETS CONSIST OF:
Paid-in capital	$538,042,778	$881,738,126
Accumulated earnings (loss)	(164,273,515)	66,509,306

NET ASSETS	$373,769,263	$948,247,432

Shares outstanding	14,550,000	9,200,000

Net asset value	$25.69	$103.07

Shares authorized	500 million	500 million

Par value	$0.001	$0.001

(a) Securities loaned, at value	$15,303	$8,150,728
(b) Investments, at cost — Unaffiliated	$325,936,434	$851,756,678
(c) Investments, at cost — Affiliated	$700,349	$11,674,447
(d) Foreign currency, at cost	$9,035,849	$1,206,113
(e) Foreign currency collateral pledged, at cost	$—	$129,397

See notes to financial statements.

27	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended August 31, 2020

	iShares MSCI Frontier 100 ETF	iShares MSCI World ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$18,682,302	$18,616,289
Dividends — Affiliated	3,694	52,426
Securities lending income — Affiliated — net	330	101,900
Other income — Unaffiliated	2,550	—
Foreign taxes withheld	(1,155,083)	(839,610)

Total investment income	17,533,793	17,931,005

EXPENSES
Investment advisory fees	3,404,850	2,007,056
Commitment fees	6,857	—
Miscellaneous	264	264
Interest expense	11,809	—

Total expenses	3,423,780	2,007,320

Net investment income	14,110,013	15,923,685

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated(a)	(31,819,422)	(18,161,906)
Investments — Affiliated	(6)	(14,552)
In-kind redemptions — Unaffiliated	47,071	38,639,143
In-kind redemptions — Affiliated	—	48,696
Futures contracts	326,432	91,076
Foreign currency transactions	(513,195)	40,066

Net realized gain (loss)	(31,959,120)	20,642,523

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(34,249,051)	50,557,618
Investments — Affiliated	(2)	345,581
Futures contracts	282,681	293,459
Forward foreign currency exchange contracts	(370,010)	—
Foreign currency translations	(1,284,948)	76,866

Net change in unrealized appreciation (depreciation)	(35,621,330)	51,273,524

Net realized and unrealized gain (loss)	(67,580,450)	71,916,047

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(53,470,437)	$87,839,732

(a) Net of foreign capital gain tax of	$13,900	$—

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	28

Statements of Changes in Net Assets

	iShares MSCI Frontier 100 ETF		iShares MSCI World ETF
	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/20	Year Ended 08/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$14,110,013	$18,179,111	$15,923,685	$13,549,947
Net realized gain (loss)	(31,959,120)	(20,321,660)	20,642,523	52,961,213
Net change in unrealized appreciation (depreciation)	(35,621,330)	31,730,659	51,273,524	(45,742,348)

Net increase (decrease) in net assets resulting from operations	(53,470,437)	29,588,110	87,839,732	20,768,812

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(11,997,936)	(19,147,709)	(16,143,838)	(14,268,219)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(57,630,046)	(37,018,194)	230,092,080	73,716,261

NET ASSETS
Total increase (decrease) in net assets	(123,098,419)	(26,577,793)	301,787,974	80,216,854
Beginning of year	496,867,682	523,445,475	646,459,458	566,242,604

End of year	$373,769,263	$496,867,682	$948,247,432	$646,459,458

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

29	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI Frontier 100 ETF
	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16

Net asset value, beginning of year	$28.97	$28.29	$30.62	$24.20	$26.20

Net investment income(a)	0.87	1.03	0.87	0.72	0.76
Net realized and unrealized gain (loss)(b)	(3.36)	0.76	(1.99)	6.00	(2.17)

Net increase (decrease) from investment operations	(2.49)	1.79	(1.12)	6.72	(1.41)

Distributions(c)
From net investment income	(0.79)	(1.11)	(1.21)	(0.30)	(0.59)

Total distributions	(0.79)	(1.11)	(1.21)	(0.30)	(0.59)

Net asset value, end of year	$25.69	$28.97	$28.29	$30.62	$24.20

Total Return
Based on net asset value	(8.44)%	6.45%	(3.92)%	27.91%	(5.45)%

Ratios to Average Net Assets
Total expenses	0.79%	0.79%	0.81%	0.80%	0.79%

Net investment income	3.27%	3.63%	2.69%	2.65%	3.03%

Supplemental Data
Net assets, end of year (000)	$373,769	$496,868	$523,445	$627,626	$407,722

Portfolio turnover rate(d)	25%	33%	35%	32%	20%

(a)	Based on average shares outstanding.

(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	30

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI World ETF
	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16

Net asset value, beginning of year	$89.79	$91.33	$82.22	$72.15	$68.95

Net investment income(a)	1.76	1.96	1.84	1.74	1.62
Net realized and unrealized gain (loss)(b)	13.35	(1.52)	9.15	9.90	3.16

Net increase from investment operations	15.11	0.44	10.99	11.64	4.78

Distributions(c)
From net investment income	(1.83)	(1.98)	(1.88)	(1.57)	(1.58)

Total distributions	(1.83)	(1.98)	(1.88)	(1.57)	(1.58)

Net asset value, end of year	$103.07	$89.79	$91.33	$82.22	$72.15

Total Return
Based on net asset value	17.04%	0.61%	13.46%	16.29%	7.05%

Ratios to Average Net Assets
Total expenses	0.24%	0.24%	0.24%	0.24%	0.24%

Net investment income	1.90%	2.24%	2.09%	2.25%	2.34%

Supplemental Data
Net assets, end of year (000)	$948,247	$646,459	$566,243	$509,769	$288,603

Portfolio turnover rate(d)	7%	4%	3%	3%	5%

(a)	Based on average shares outstanding.

(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

31	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI Frontier 100	Diversified
MSCI World	Diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities are reflected in tax reclaims receivable. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a return of capital or capital gain. Non-cash dividends, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is accrued daily.

Foreign CurrencyTranslation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in non-U.S. currencies are translated to U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. Such fluctuations are reflected by the Funds as a component of net realized and unrealized gain (loss) from investments for financial reporting purposes. Each Fund reports realized currency gain (loss) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2020, if any, are disclosed in the statement of assets and liabilities.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security,

N O T E S T O F I N A N C I A L S T A T E M E NT S	32

Notes to Financial Statements   (continued)

the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Futures contracts are valued based on that day’s last reported settlement price on the exchange where the contract is traded.
•	Forward foreign currency exchange contracts are valued based on that day’s prevailing forward exchange rate for the underlying currencies.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of August 31, 2020, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of August 31, 2020 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value

33	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of August 31, 2020:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

MSCI Frontier 100
Goldman Sachs & Co.	$15,303	$15,303		$—	$—

MSCI World
Barclays Capital Inc.	$98,906	$98,906		$—	$—
BofA Securities, Inc.	1,141,318	1,141,318		—	—
Citigroup Global Markets Inc.	191,323	191,323		—	—
Goldman Sachs & Co.	2,224,557	2,224,557		—	—
JPMorgan Securities LLC	49,019	49,019		—	—
Morgan Stanley & Co. LLC	2,195,448	2,195,448		—	—
Nomura Securities International Inc.	222,106	221,050		—	(1,056	)(b)
SG Americas Securities LLC	521,127	521,127		—	—
TD Prime Services LLC	257,502	257,502		—	—
UBS AG	678,054	678,054		—	—
UBS Securities LLC	95,040	95,040		—	—
Wells Fargo Bank, National Association	395,493	395,493		—	—
Wells Fargo Securities LLC	80,835	80,835		—	—

	$8,150,728	$8,149,672		$—	$(1,056)

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Each Fund’s use of futures contracts is generally limited to cash equitization. This involves the use of available cash to invest in index futures contracts in order to gain exposure to the equity markets represented in or by the Fund’s underlying index and is intended to allow the Fund to better track its underlying index. Futures contracts are standardized, exchange-traded agreements to buy or sell a specific quantity of an underlying instrument at a set price on a future date. Depending on the terms of a contract, a futures contract is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date.

Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Securities deposited as initial margin, if any, are designated in the schedule of investments and cash deposited, if any, is shown as cash pledged for futures contracts in the statement of assets and liabilities.

Pursuant to the contract, a fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation or depreciation and, if any, shown as variation margin receivable or payable on futures contracts in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

Forward Foreign Currency Exchange Contracts: The iShares MSCI Frontier 100 ETF uses forward foreign currency exchange contracts to hedge the currency exposure of non-U.S. dollar-denominated securities held in its portfolio. A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency against another currency at an agreed upon price and quantity. The contracts are traded over-the-counter (“OTC”) and not on an organized exchange.

N O T E S T O F I N A N C I A L S T A T E M E N T S	34

Notes to Financial Statements   (continued)

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts (“NDFs”) are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a contract changes unfavorably due to movements in the value of the referenced foreign currencies. A fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the fund.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, a fund may enter into an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

The collateral requirements under an ISDA Master Agreement are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a fund and the counterparty. Except for NDFs, the forward foreign currency exchange contracts held by the Funds generally do not require collateral. Cash collateral pledged to the counterparty, if any, is presented as cash pledged as collateral for OTC derivatives on the statement of assets and liabilities. Cash received as collateral from the counterparty may be reinvested in money market funds, including those managed by the Funds’ investment adviser, or its affiliates. Such collateral, if any, is presented in the statement of assets and liabilities as affiliated investments at value and as a liability for cash received as collateral on OTC derivatives. To the extent amounts due to the Funds from the counterparty are not fully collateralized, contractually or otherwise, each Fund bears the risk of loss from counterparty non-performance. Each Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the statement of assets and liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
MSCI Frontier 100	0.79%
MSCI World	0.24

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement,

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Notes to Financial Statements  (continued)

will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statement of operations. For the year ended August 31, 2020, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
MSCI Frontier 100	$81
MSCI World	26,612

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2020, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
MSCI World	$9,260,376	$9,888,621	$(2,450,369)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended August 31, 2020, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
MSCI Frontier 100	$106,710,471	$171,904,240
MSCI World	66,236,069	56,936,294

For the year ended August 31, 2020, purchases and sales related to in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

MSCI Frontier 100	$270,117	$2,256,829
MSCI World	492,122,467	272,519,302

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2020, the following permanent differences attributable to realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

N O T E S T O F I N A N C I A L S T A T E M E N T S	36

Notes to Financial Statements  (continued)

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

MSCI Frontier 100	$ (274,208)	$274,208
MSCI World	38,116,062	(38,116,062)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 08/31/20	Year Ended 08/31/19

MSCI Frontier 100
Ordinary income	$11,997,936	$19,147,709

MSCI World
Ordinary income	$16,143,838	$14,268,219

As of August 31, 2020, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses)	(b)	Total

MSCI Frontier 100	$1,908,486	$(178,681,296)	$12,499,295		$ (164,273,515)
MSCI World	3,186,856	(24,330,017)	87,652,467		66,509,306

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the characterization of corporate actions.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2020, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

MSCI Frontier 100	$350,485,153	$50,069,115	$(36,269,022)	$13,800,093
MSCI World	865,829,506	177,936,183	(90,354,674)	87,581,509

9.	LINE OF CREDIT

The iShares MSCI Frontier 100 ETF, along with certain other iShares funds (“Participating Funds”), is a party to a $300 million credit agreement (“Credit Agreement”) with State Street Bank and Trust Company, which expires on July 15, 2021. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Credit Agreement sets specific sub limits on aggregate borrowings based on two tiers of Participating Funds: $300 million with respect to the funds within Tier 1, including the Fund, and $200 million with respect to Tier 2. The Fund may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Credit Agreement. The Credit Agreement has the following terms: a commitment fee of 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR rate (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Credit Agreement.

For the year ended August 31, 2020, the maximum amount borrowed, the average daily borrowing and the weighted average interest rate, if any, under the credit agreement were as follows:

iShares ETF	Maximum Amount Borrowed	Average Borrowing	Weighted Average Interest Rates

MSCI Frontier 100	$5,350,000	$907,690	1.25%

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Notes to Financial Statements  (continued)

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honor its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the statement of assets and liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the schedule of investments.

N O T E S T O F I N A N C I A L S T A T E M E N T S	38

Notes to Financial Statements  (continued)

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 08/31/20		Year Ended 08/31/19

iShares ETF	Shares	Amount	Shares	Amount

MSCI Frontier 100
Shares sold	400,000	$12,960,707	450,000	$13,475,673
Shares redeemed	(3,000,000)	(70,590,753)	(1,800,000)	(50,493,867)

Net decrease	(2,600,000)	$(57,630,046)	(1,350,000)	$(37,018,194)

MSCI World
Shares sold	5,500,000	$514,328,676	3,800,000	$312,550,041
Shares redeemed	(3,500,000)	(284,236,596)	(2,800,000)	(238,833,780)

Net increase	2,000,000	$230,092,080	1,000,000	$73,716,261

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

12.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. In an opinion dated January 23, 2020, the California Court of Appeal affirmed the dismissal of Plaintiffs’ claims. On March 3, 2020, plaintiffs filed a petition for review by the California Supreme Court. On May 27, 2020, the California Supreme Court denied Plaintiff’s petition for review. The case is now closed.

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Notes to Financial Statements  (continued)

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	40

Report of Independent Registered Public Accounting Firm

To the Board of Directors of iShares, Inc. and

Shareholders of iShares MSCI Frontier 100 ETF and iShares MSCI World ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares MSCI Frontier 100 ETF and iShares MSCI World ETF (two of the funds constituting iShares, Inc., hereafter collectively referred to as the “Funds”) as of August 31, 2020, the related statements of operations for the year ended August 31, 2020, the statements of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2020 and each of the financial highlights for each of the five years in the period ended August 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 21, 2020

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information  (unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal year ended August 31, 2020 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividends-Received Deduction
MSCI World	57.50%

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2020:

iShares ETF	Qualified Dividend Income
MSCI Frontier 100	$4,478,486
MSCI World	17,481,968

The following maximum amounts are hereby designated as qualified business income for individuals for the fiscal year ended August 31, 2020:

iShares ETF	Qualified Business Income
MSCI World	$113,026

For the fiscal year ended August 31, 2020, the iShares MSCI Frontier 100 ETF earned foreign source income and paid foreign taxes which it intends to pass through to its shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI Frontier 100	$18,692,553	$1,157,896

I M P O R T A N T T A X I N F O R M A T I O N	42

Board Review and Approval of Investment Advisory Contract

iShares MSCI Frontier 100 ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on April 17, 2020 and May 19, 2020, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 8-10, 2020, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Contract for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the overall fund expenses (net of waivers and reimbursements) for the Fund were higher than the median of overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2019, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 8-10, 2020 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares

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Board Review and Approval of Investment Advisory Contract  (continued)

funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

iShares MSCI World ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s

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Board Review and Approval of Investment Advisory Contract  (continued)

service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on April 17, 2020 and May 19, 2020, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 8-10, 2020, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Contract for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2019, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 8-10, 2020 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue,

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Board Review and Approval of Investment Advisory Contract  (continued)

including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

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Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

August 31, 2020

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share

MSCI World(a)	$1.833480	$—	$0.000956	$1.834436	100%	—%	0	%(b)	100%

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

(b)	Rounds to less than 1%.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (the “Directive”) imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside of the EU, such as BFA (the “Company”). Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

The Company has registered the iShares MSCI Frontier 100 ETF (the “Fund”) to be marketed to EU investors in the United Kingdom, the Netherlands, Finland, Sweden and Luxembourg.

Report on Remuneration

The Company is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to both (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area.As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programmes which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

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Supplemental Information  (unaudited) (continued)

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organisational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the Fund in respect of the Company’s financial year ending December 31, 2019 was USD 41.83 thousand. This figure is comprised of fixed remuneration of USD 19.34 thousand and variable remuneration of USD 22.49 thousand. There were a total of 448 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the Fund in respect of the Company’s financial year ending December 31, 2019, to its senior management was USD 5.33 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 0.63 thousand.

S U P P L E M E N T A L I N F O R M A T I O N	48

Director and Officer Information

The Board of Directors has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 368 funds as of August 31, 2020. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Director and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

Robert S. Kapito(a) (63)	Director (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Trustee of iShares Trust (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (50)	Director (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Trustee of iShares Trust (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

Cecilia H. Herbert (71)	Director (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares Trust and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (64)	Director (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares Trust (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (65)	Director (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

49	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Director and Officer Information  (continued)

Independent Directors (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

John E. Kerrigan (65)	Director (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (61)	Director (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (59)	Director (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (since 2017); and Director of Reading Partners (2012-2016).	Trustee of iShares Trust (since 2003); Trustee of iShares U.S. ETF Trust (since 2011); Director of Cloudera Foundation (since 2017); and Director of Reading Partners (2012-2016).

Madhav V. Rajan (56)	Director (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Trustee of iShares Trust (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (49)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (46)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (53)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre (45)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (51)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (59)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Marybeth Leithead (57)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	50

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The iShares Funds’ Forms N-Q are available on the SEC’s website at sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

51	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

JSC	Joint Stock Company

NVS	Non-Voting Shares

Counterparty Abbreviations

BOA	Bank of America N.A.

CITI	Citibank N.A.

Currency Abbreviations

NGN	Nigerian Naira

USD	United States Dollar

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	52

Want to know more?

iShares.com    |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2020 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-811-0820

AUGUST 31, 2020

2020 Annual Report

iShares, Inc.

•	iShares MSCI Global Agriculture Producers ETF | VEGI | NYSE Arca
•	iShares MSCI Global Energy Producers ETF | FILL | NYSE Arca
•	iShares MSCI Global Gold Miners ETF | RING | NASDAQ
•	iShares MSCI Global Metals & Mining Producers ETF | PICK | Cboe BZX
•	iShares MSCI Global Silver and Metals Miners ETF | SLVP | Cboe BZX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary. Please note that not all financial intermediaries may offer this service.

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of August 31, 2020 has been a time of sudden change in global financial markets, as the emergence and spread of the coronavirus led to a vast disruption in the global economy and financial markets. For most of the first half of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, countries around the world took economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off, and unemployment claims spiked, causing a global recession and a sharp fall in equity prices.

After markets hit their lowest point during the reporting period in late March 2020, a steady recovery ensued, as businesses began to re-open and governments learned to adapt to life with the virus. Equity prices continued to rise throughout the summer, fed by strong fiscal and monetary support and improving economic indicators. By the end of the reporting period, all major investment categories posted positive returns, and many equity indices were near all-time highs. In the United States, large-capitalization stocks advanced significantly, outperforming small-capitalization stocks, which also gained for the reporting period. International equities from developed economies also turned in a positive performance while lagging emerging market stocks, which rebounded sharply.

During the market downturn, the performance of different types of fixed-income securities initially diverged due to a reduced investor appetite for risk. U.S. Treasuries benefited from the risk-off environment, and posted solid returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) touched an all-time low. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and both investment-grade and high-yield bonds recovered to post positive returns.

The Fed reduced interest rates twice in late 2019 to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also implemented a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion is likely to continue as economic activity resumes. Several risks remain, however, including a potential resurgence of the coronavirus amid loosened restrictions, policy fatigue among governments already deep into deficit spending, and structural damage to the financial system from lengthy economic interruptions.

Overall, we favor a moderately positive stance toward risk, and in particular toward credit given the extraordinary central bank measures taken in recent months. This support extends beyond investment-grade corporates and into high-yield, leading to attractive opportunities in that end of the market. We believe that international diversification and sustainable investments can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments. We remain neutral on equities overall while favoring European stocks, which are poised for cyclical upside as re-openings continue.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit ishares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of August 31, 2020

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	19.63%	21.94%

U.S. small cap equities (Russell 2000® Index)	6.57	6.02

International equities (MSCI Europe, Australasia, Far East Index)	7.10	6.13

Emerging market equities (MSCI Emerging Markets Index)	11.23	14.49

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.34	1.26

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	4.67	8.93

U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.98	6.47

Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.29	3.15

U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.04	4.65
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares, Inc.

Global Market Overview

Global equity markets advanced strongly during the 12 months ended August 31, 2020 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 16.52% in U.S. dollar terms for the reporting period.

Global stocks gained steadily for much of the first half of the reporting period, supported by slowing but resilient growth and accommodative monetary policy from major central banks. Equity markets ended 2019 on a positive note, as a trade agreement between the U.S. and China helped alleviate one of the world economy’s most significant risks.

However, the spread of the coronavirus upended global equity markets in early 2020. As the extent of the outbreak became apparent in February 2020, restrictions on travel and work disrupted the global economy and precipitated a sharp decline in equity prices. Beginning in late March 2020, equity prices posted a strong recovery, buoyed by massive stimulus from the world’s largest central banks and governments, the phased reopening of countries’ economies, and optimism surrounding prospective vaccines. By the end of the reporting period, equities posted positive returns in all of the world’s major regions despite the onset of a significant global recession.

In the U.S., following the issuance of stay-at-home orders, nonessential business closures, and other coronavirus-related restrictions on public gatherings, whole portions of the economy shut down. Businesses associated with travel and leisure were particularly affected, as air traffic declined, and conferences and events were postponed. The disruption created by these sudden changes led to an annualized economic contraction of 31.7% in the second quarter of 2020.

In response to the pandemic, the federal government enacted over U.S. $2 trillion in stimulus spending. The U.S. Federal Reserve Bank (“Fed”) also acted to stabilize markets by implementing two emergency interest rate reductions and launching a bond-buying program that included U.S. Treasuries, corporate and municipal bonds, and securities backed by mortgages and auto loans. The unprecedented level of Fed intervention and support from government stimulus led to a significant recovery in U.S. stock prices, many of which reached record highs by the end of the reporting period.

Europe was similarly affected by the coronavirus, as many of the area’s largest economies instituted social distancing policies that significantly limited economic activity, leading to a rapid decline in stock prices. To mitigate the economic impact of this disruption, many countries individually implemented fiscal stimulus plans. In July 2020, Eurozone countries reached a historic deal for a collective €750 billion in stimulus spending, in addition to a large European Central Bank (“ECB”) bond-buying plan. European stocks recovered late in the reporting period to post positive returns overall but trailed most other regions of the globe.

Asia-Pacific stocks posted strong returns despite a sharp decline during the first quarter of 2020 as the coronavirus outbreaks worsened. Although widespread business and factory closures led to economic weakness initially, the Chinese economy showed signs of recovery late in the reporting period, leading to a significant rise in Asia-Pacific equity markets, which are highly sensitive to economic conditions in China.

Emerging market stocks outside of Asia declined, driven by sharply weaker currencies and lower commodities prices, which weighed on economies reliant on these exports. Latin America drove emerging markets declines, hindered by mass business closures and bankruptcies, political and social unrest, and among the world’s highest level of coronavirus cases.

M A R K E T O V E R V I E W	4

Fund Summary as of August 31, 2020	iShares® MSCI Global Agriculture Producers ETF

Investment Objective

The iShares MSCI Global Agriculture Producers ETF (the “Fund”) seeks to track the investment results of an index composed of global equities of companies primarily engaged in the business of agriculture, as represented by the MSCI ACWI Select Agriculture Producers Investable Market Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	8.41%	5.60%	3.55%	8.41%	31.34%	34.89%
Fund Market	9.27	5.73	3.59	9.27	32.11	35.32
Index	8.45	5.63	3.60	8.45	31.48	35.46

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/31/12. The first day of secondary market trading was 2/2/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,133.60	$2.09		$1,000.00	$1,023.20	$1.98		0.39%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 15 for more information.

5	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2020 (continued)	iShares® MSCI Global Agriculture Producers ETF

Portfolio Management Commentary

Stocks of global agriculture producers advanced despite a deep global recession driven by coronavirus-related restrictions on travel and business. Broad global food prices increased slightly during the reporting period, although the rise belied price volatility stemming from dramatic supply and demand shifts during the pandemic. Prices of agricultural commodities like meat and milk declined sharply in early 2020 as restaurant and school closures led to acutely lower demand. Sugar and corn prices, key ingredients in ethanol production, declined due to lower gasoline consumption amid global travel restrictions. Meanwhile, limited labor availability and business closures pressured supply.

Agricultural commodities prices generally rebounded in the summer of 2020 as restrictions eased and demand increased. Sugar and corn prices rose as easing travel restrictions increased ethanol demand. Despite production disruptions at slaughterhouses, which constrained supply, meat prices remained low amid stagnant global demand. Commodities, which are generally priced in U.S. dollars, benefited from the U.S. dollar’s deprecation amid unprecedented stimulus measures that drove interest rates to historic lows.

Reflecting these conditions, the industrials sector in the U.S. and Japan drove the majority of the Index’s return. Machinery producers benefited from government stimulus and higher investment in innovative farm equipment designed to increase productivity and reduce production costs as farmers sought to mitigate the effects of lower crop prices. Expectations of resilient demand for equipment drove expanded investments in new manufacturing facilities amid increased housing construction as consumers fled crowded cities in search of more space during the pandemic.

Food products companies supported the consumer staples sector’s contribution, particularly in China and the U.S. Chinese pork producers benefited from decreased production and hoarding by consumers during lockdowns, along with the ongoing effects of African swine fever, leading supplies to dwindle and prices to sharply increase.

On the downside, Canadian chemicals producers in the materials sector detracted from the Index’s performance. Sales of potash fertilizer used for growing crops such as corn declined amid lower ethanol production, as travel restrictions limited demand for fuel.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Fertilizers & Agricultural Chemicals	30.3%
Agricultural & Farm Machinery	28.4
Packaged Foods & Meats	21.2
Agricultural Products	20.1

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)

United States	51.0%
Japan	7.4
Norway	6.9
Canada	5.9
China	4.0
Malaysia	2.9
India	2.8
Hong Kong	2.5
Saudi Arabia	2.3
Italy	2.2

(a)	Excludes money market funds.

F U N D S U M M A R Y	6

Fund Summary as of August 31, 2020	iShares® MSCI Global Energy Producers ETF

Investment Objective

The iShares MSCI Global Energy Producers ETF (the “Fund”) seeks to track the investment results of an index composed of global equities of companies primarily engaged in the business of energy exploration and production, as represented by the MSCI ACWI Select Energy Producers Investable Market Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(28.92)%	(3.93)%	(5.13)%	(28.92)%	(18.16)%	(36.37)%
Fund Market	(28.82)	(4.07)	(5.14)	(28.82)	(18.75)	(36.41)
Index	(29.12)	(4.20)	(5.32)	(29.12)	(19.32)	(37.45)

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/31/12. The first day of secondary market trading was 2/2/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$840.20	$1.80		$1,000.00	$1,023.20	$1.98		0.39%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 15 for more information.

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Fund Summary as of August 31, 2020 (continued)	iShares® MSCI Global Energy Producers ETF

Portfolio Management Commentary

Stocks of global energy producers declined sharply for the reporting period in an environment of volatile oil and gas prices and economic uncertainty. Oil prices, which were already low by recent historical standards, began to decline sharply in March 2020 as the coronavirus pandemic’s restrictions and closures led to significantly curtailed economic activity. Demand for oil declined steeply as global trade diminished and industrial output stalled. A production dispute between Russia and Saudi Arabia, two of the world’s largest oil producers, also pressured the price of oil. Despite a moderate rebound near the end of the reporting period, lower oil prices and the onset of a global recession significantly disrupted businesses involved in energy production. Oil producers scaled back production to match declining demand and halted investments in new projects. Meanwhile, OPEC and its allies agreed to production reductions in an attempt to stabilize oil prices.

Natural gas prices also hovered at historic lows, declining significantly even prior to the pandemic due to overproduction and weakening demand prospects. Low prices and pandemic-related economic disruption led natural gas companies to curtail production, which sparked a recovery in prices late in the reporting period, ending slightly higher overall.

Energy companies in the U.S. detracted the most from the Index’s return. The predominance of hydraulic fracturing in the U.S., which is relatively cost-intensive compared to other methods of oil extraction, meant that many companies were particularly sensitive to lower oil prices. Sharply lower revenues and production weighed on integrated oil and gas companies. Despite a reduction in capital expenditures, declining cash flows pressured industry balance sheets in the debt-reliant industry. Oil and gas exploration and production companies also faced headwinds as investments in exploration for new projects declined.

U.K. energy stocks also detracted notably from the Index’s performance. Declining revenues and cash flows led several prominent British integrated oil and gas companies to reduce dividends, making their stocks less attractive to income-seeking investors.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Integrated Oil & Gas	60.4%
Oil & Gas Exploration & Production	22.6
Oil & Gas Refining & Marketing	14.9
Coal & Consumable Fuels	2.1

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments(a)
United States	41.3%
United Kingdom	13.3
France	7.2
India	6.9
Canada	5.8
Russia	4.7
China	2.8
Brazil	2.6
Australia	2.3
Japan	1.8

(a)	Excludes money market funds.
.

F U N D S U M M A R Y	8

Fund Summary as of August 31, 2020	iShares® MSCI Global Gold Miners ETF

Investment Objective

The iShares MSCI Global Gold Miners ETF (the “Fund”) seeks to track the investment results of an index composed of global equities of companies primarily engaged in the business of gold mining, as represented by the MSCI ACWI Select Gold Miners Investable Market Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	47.22%	26.94%	(3.13)%	47.22%	229.59%	(23.87)%
Fund Market	47.97	26.93	(3.07)	47.97	229.52	(23.48)
Index	47.55	27.25	(2.94)	47.55	233.60	(22.62)

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/31/12. The first day of secondary market trading was 2/2/12.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,606.50	$ 2.56		$ 1,000.00	$ 1,023.20	$ 1.98		0.39%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 15 for more information.

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Fund Summary as of August 31, 2020 (continued)	iShares® MSCI Global Gold Miners ETF

Portfolio Management Commentary

Global gold mining stocks gained significantly for the reporting period, as the price of gold posted new all-time highs and ended the reporting period above $1,900 per ounce. Gold prices increased despite sharp volatility during the coronavirus outbreak. Initial heavy selling by debt-financed gold investors gave way to a strong rally that was largely attributable to the metal’s allure as a store of value amid economic uncertainty.

Leading central banks’ monetary measures, such as near-zero or negative interest rates and large bond-buying programs, further increased the appeal of gold, as the economic stimulus raised the possibility of inflation and reduced the cost of financing gold purchases. Investor demand drove record investments in gold-backed exchange-traded funds (“ETFs”) during the first half of 2020, offsetting a sharp decline in jewelry sales. Central bank gold purchases eased from year-earlier levels in the fourth quarter of 2019 and remained subdued through the first half of 2020.

Despite steadily rising prices, which reached over $2,000 per ounce late in the reporting period, gold supply counterintuitively decreased due to pandemic-related mine closures and reduced recycling activity. Prior to the outbreak, many mining companies announced plans to reduce debt and boost dividend payments instead of investing in new capacity. Increasing costs for finding and mining gold across the globe further limited supply expectations.

From a country perspective, Canadian gold mining companies which represented more than 50% of the Index on average for the reporting period, led contributions to the Index’s return. An industry-leading company effectively managed pandemic-related closures to meet production expectations, and the merger and acquisition market remained active for select deals. U.S. gold mining companies also contributed significantly as an industry-leading company announced that production declines and increased costs due to closures were likely temporary. South African gold mining companies also contributed despite the expectation that pandemic-related declines in production levels could extend into the coming quarters. Notably, all of the country’s mines had reopened by the end of the reporting period.

Portfolio Information

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments(a)
Canada	56.0%
United States	19.5
South Africa	12.7
Australia	6.1
Russia	2.4
United Kingdom	1.4
Peru	1.2
Other (each representing less than 1%)	0.7

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
Newmont Corp.	18.3%
Barrick Gold Corp.	17.9
Wheaton Precious Metals Corp.	7.9
Agnico Eagle Mines Ltd.	4.5
Kirkland Lake Gold Ltd.	4.4
Gold Fields Ltd.	4.3
Newcrest Mining Ltd.	4.3
Kinross Gold Corp.	4.2
AngloGold Ashanti Ltd.	4.1
B2Gold Corp.	2.7

(a)	Excludes money market funds.

F U N D S U M M A R Y	10

Fund Summary as of August 31, 2020	iShares® MSCI Global Metals & Mining Producers ETF

Investment Objective

The iShares MSCI Global Metals & Mining Producers ETF (the “Fund”) seeks to track the investment results of an index composed of global equities of companies primarily engaged in mining, extraction or production of diversified metals, excluding gold and silver, as represented by the MSCI ACWI Select Metals & Mining Producers ex Gold & Silver Investable Market Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	13.00%	9.30%	(2.78)%	13.00%	56.01%	(21.48)%
Fund Market	13.02	9.08	(2.80)	13.02	54.43	(21.61)
Index	13.15	9.55	(2.65)	13.15	57.76	(20.59)

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/31/12. The first day of secondary market trading was 2/2/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,197.90	$ 2.15		$ 1,000.00	$ 1,023.20	$ 1.98		0.39%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 15 for more information.

11	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2020 (continued)	iShares® MSCI Global Metals & Mining Producers ETF

Portfolio Management Commentary

Stocks of global metals and mining producers advanced strongly for the reporting period despite a deep global recession precipitated by the coronavirus pandemic. Industrial metals prices, such as copper, steel, and aluminum, were already weakened by slowing global growth and trade tensions at the end of 2019, then declined further following the onset of the coronavirus. Industrial activity and demand for base metals declined first in China, the world’s leading consumer of commodities metals. As the virus spread, supply chain disruptions and closures halted manufacturing globally and constrained supply. Industrial metals prices generally rebounded when social distancing restrictions were eased in the spring of 2020, as optimism about expanding economic activity, most notably in China, drove the resumption of demand. Commodities, which are generally priced in U.S. dollars, also benefited from the U.S. dollar’s deprecation relative to most major currencies amid unprecedented coronavirus stimulus measures that drove interest rates to historic lows.

Australian and U.K. stocks contributed the most to the Index’s return, driven by diversified metals and mining companies. Several diversified Anglo-Australian mining companies increased iron ore production amid strengthening industrial activity in China. Government stimulus encouraged infrastructure projects, driving higher demand and prices for iron ore, a key ingredient used in steelmaking. Higher copper prices and production supported copper mining companies, while rising iron ore prices drove the steel mining industry in Australia. Coronavirus-related closures of Brazilian mines decreased supply, which drove Australian producers to sharply increase iron ore shipments. Consequently, some companies posted record profits and increased dividend payments to shareholders.

Stocks in the U.S. also contributed meaningfully to the Index’s performance, particularly in the copper industry. A copper and gold mining company drove the industry’s contribution, gaining as industrial demand for copper increased while supplies remained limited due to production disruptions in Chile. Sharply higher gold prices, which surpassed $2,000 per ounce for the first time, also contributed to industry gains.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Diversified Metals & Mining	54.3%
Steel	30.8
Copper	8.5
Aluminum	3.6
Precious Metals & Minerals	2.8

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments(a)
Australia	30.5%
United Kingdom	19.2
United States	10.2
Brazil	7.1
Japan	5.3
Russia	3.6
Canada	3.4
South Africa	2.7
South Korea	2.5
China	2.2

(a)	Excludes money market funds.

F U N D S U M M A R Y	12

Fund Summary as of August 31, 2020	iShares® MSCI Global Silver and Metals Miners ETF

Investment Objective

The iShares MSCI Global Silver and Metals Miners ETF (the “Fund”) (formerly the iShares MSCI Global Silver Miners ETF) seeks to track the investment results of an index composed of global equities of companies primarily engaged in the business of silver exploration or metals mining, as represented by the MSCI ACWI Select Silver Miners Investable Market Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	62.71%	24.73%	(2.69)%	62.71%	201.85%	(20.87)%
Fund Market	62.60	24.63	(2.68)	62.60	200.73	(20.79)
Index	62.36	24.74	(2.72)	62.36	202.00	(21.07)

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/31/12. The first day of secondary market trading was 2/2/12.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,876.50	$2.82		$1,000.00	$1,023.20	$1.98		0.39%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 15 for more information.

13	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2020 (continued)	iShares® MSCI Global Silver and Metals Miners ETF

Portfolio Management Commentary

Global silver mining stocks advanced strongly, as the price of silver reached nearly $30.00 per ounce near the end of the reporting period. More than half of all silver production is used for industrial applications, which makes silver both a precious and industrial metal. Following coronavirus-related shutdowns, manufacturing activity slowed sharply, weighing on silver prices. Contracting industrial production in China, which is among the world’s largest consumers of silver for manufacturing, reduced industrial demand. However, robust investment in precious metals drove overall silver demand higher despite weakness in virtually every other segment of demand, including jewelry.

Silver prices began to increase in the spring of 2020, reaching a seven-year high. The U.S. government’s unprecedented monetary and fiscal stimulus led to ultra-low bond yields, weakening the value of the U.S. dollar relative to many other currencies. In this environment, precious metals like gold and silver became more attractive as a store of value, and investor demand drove the metals’ prices sharply higher. Easing restrictions led to rising industrial metals prices as optimism about expanding economic activity, most notably in China, drove the resumption of industrial demand. Meanwhile, pandemic-related mine closures exacerbated ongoing supply constraints and led to further price gains.

Canadian mining companies, which represented nearly 68% of the Index on average during the reporting period, drove the Index’s performance due to the sharp increase in silver prices. Several Canadian mining stocks with exposure to rising gold prices further supported the Index’s performance. Silver and gold deposits are often found in the same base ore material, so many mining companies have stakes in both metals. Streaming companies that finance mine development and receive a portion of output at below-market prices benefited from steep appreciation in precious metals prices.

Silver and gold mining stocks in the U.S. also bolstered the Index’s return. Despite mine closures during the pandemic, higher production and rising prices bolstered profit growth for U.S. metals and mining companies. South Africa’s gold mining industry contributed modestly, driven by the rising price of gold.

Portfolio Information

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments(a)
Canada	67.6%
United States	18.5
Mexico	5.6
United Kingdom	2.9
Japan	2.9
South Africa	1.0
Other (each representing less than 1%)	1.5

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
Pan American Silver Corp.	18.3%
Hecla Mining Co.	7.6
Newmont Corp.	6.5
SSR Mining Inc.	6.3
Industrias Penoles SAB de CV	5.6
First Majestic Silver Corp.	4.6
Coeur Mining Inc.	4.4
Eldorado Gold Corp.	4.3
Silvercorp Metals Inc.	3.6
Fortuna Silver Mines Inc.	3.5

(a)	Excludes money market funds.

F U N D S U M M A R Y	14

About Fund Performance

Past performance is no guarantee of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

15	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2020	iShares® MSCI Global Agriculture Producers ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Argentina — 0.1%
Adecoagro SA(a)	7,771	$39,321

Australia — 1.3%
Australian Agricultural Co. Ltd.(a)	20,330	15,712
Costa Group Holdings Ltd.	26,790	68,551
Elders Ltd.	10,925	81,119
Inghams Group Ltd.	22,648	53,933
Nufarm Ltd./Australia(a)	20,634	61,497
Select Harvests Ltd.	7,201	29,024
Tassal Group Ltd.	14,877	40,158

		349,994

Brazil — 0.3%
Sao Martinho SA	13,300	58,598
SLC Agricola SA	7,687	35,199

		93,797

Canada — 5.9%
Ag Growth International Inc.	1,425	39,099
Nutrien Ltd.	41,534	1,539,973
Rogers Sugar Inc.	6,631	24,275

		1,603,347

China — 4.0%
Beijing Dabeinong Technology Group Co. Ltd., Class A	17,100	28,387
China BlueChemical Ltd., Class H	138,000	20,299
China Huishan Dairy Holdings Co. Ltd.(a)(b)	295,050	1
China Modern Dairy Holdings Ltd.(a)	133,000	20,078
COFCO Meat Holdings Ltd.(c)	171,000	79,872
Fujian Sunner Development Co. Ltd., Class A(a)	5,700	22,370
Heilongjiang Agriculture Co. Ltd., Class A	7,600	22,370
Henan Shuanghui Investment & Development Co. Ltd., Class A	12,200	113,109
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	26,600	162,882
Jiangsu Yangnong Chemical Co. Ltd., Class A	1,900	25,386
Jiangxi Zhengbang Technology Co. Ltd., Class A	11,400	41,361
Muyuan Foodstuff Co. Ltd., Class A	16,390	210,105
New Hope Liuhe Co. Ltd., Class A	19,000	105,415
Shandong Hualu Hengsheng Chemical Co. Ltd., Class A	5,700	22,370
Sinofert Holdings Ltd.	152,000	14,317
Tongwei Co. Ltd., Class A	19,000	67,687
Wens Foodstuffs Group Co. Ltd., Class A	28,120	101,327
Yuan Longping High-Tech Agriculture Co. Ltd., Class A(a)	5,700	16,919

		1,074,255

France — 0.1%
Vilmorin & Cie SA	494	28,063

Germany — 1.0%
K+S AG, Registered	14,231	99,326
KWS Saat SE & Co. KGaA	817	70,644
Suedzucker AG	5,168	105,813

		275,783

Hong Kong — 2.5%
Ausnutria Dairy Corp. Ltd.	41,000	67,397
WH Group Ltd.(d)	693,500	598,636

		666,033

India — 2.7%
Balrampur Chini Mills Ltd.	8,987	18,003
Bayer CropScience Ltd./India	785	62,015
Chambal Fertilizers and Chemicals Ltd.	7,448	15,016

Security	Shares	Value

India (continued)

Coromandel International Ltd.	5,111	$52,775
EID Parry India Ltd.(a)	4,446	17,314
Escorts Ltd.	4,370	64,570
Kaveri Seed Co. Ltd.(a)	1,919	15,065
KRBL Ltd.	3,477	12,374
Rallis India Ltd.	2,983	11,902
Tata Consumer Products Ltd.	31,445	227,419
UPL Ltd.	36,328	249,705

		746,158

Indonesia — 1.2%
Astra Agro Lestari Tbk PT	34,200	23,896
Charoen Pokphand Indonesia Tbk PT(a)	537,700	232,619
Inti Agri Resources Tbk PT(a)(b)	2,230,700	5,471
Japfa Comfeed Indonesia Tbk PT	338,200	28,333
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	222,300	14,960
Sawit Sumbermas Sarana Tbk PT(a)	216,600	12,791

		318,070

Ireland — 0.1%
Origin Enterprises PLC	9,348	38,458

Israel — 0.8%
ICL Group Ltd.	51,528	192,015
Israel Corp. Ltd. (The)(a)	285	33,978

		225,993

Italy — 2.2%
CNH Industrial NV(a)	74,708	592,728

Japan — 7.3%
Chubu Shiryo Co. Ltd.	1,900	29,169
Hokuto Corp.	1,900	38,557
Iseki & Co. Ltd.	1,500	16,394
Kubota Corp.	75,200	1,359,053
Kumiai Chemical Industry Co. Ltd.	6,200	60,337
Maruha Nichiro Corp.	2,600	58,794
Mitsui Sugar Co. Ltd.	1,300	23,709
NH Foods Ltd.	5,800	262,803
Nihon Nohyaku Co. Ltd.	1,900	8,941
Nippon Beet Sugar Manufacturing Co. Ltd.	300	5,194
Sakata Seed Corp.	2,200	72,299
Starzen Co. Ltd.	300	11,160
Taki Chemical Co. Ltd.	300	16,748
YAMABIKO Corp.	2,600	26,479

		1,989,637

Malaysia — 2.9%
FGV Holdings Bhd	119,700	35,345
Genting Plantations Bhd	19,000	45,339
IOI Corp. Bhd	182,400	195,296
Kuala Lumpur Kepong Bhd	32,300	175,709
Leong Hup International Berhad	100,700	19,823
QL Resources Bhd	53,205	122,619
Sime Darby Plantation Bhd	150,100	183,774

		777,905

Netherlands — 0.4%
ForFarmers NV	2,508	16,227
OCI NV(a)(c)	7,714	104,895

		121,122

Norway — 6.9%
Austevoll Seafood ASA	6,802	63,215
Bakkafrost P/F(a)	3,667	231,142

S C H E D U L E O F I N V E S T M E N T S	16

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Global Agriculture Producers ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Norway (continued)
Grieg Seafood ASA	3,762	$38,409
Leroy Seafood Group ASA	21,717	138,190
Mowi ASA	30,396	598,428
Norway Royal Salmon ASA	971	24,751
Salmar ASA(a)	4,123	224,964
Yara International ASA	12,939	545,710

		1,864,809

Pakistan — 0.3%
Engro Corp. Ltd./Pakistan	19,022	34,229
Engro Fertilizers Ltd.	38,521	14,692
Fauji Fertilizer Co. Ltd.	40,346	26,311
Millat Tractors Ltd.	1,915	10,252

		85,484

Poland — 0.1%
Grupa Azoty SA(a)	3,382	24,799

Russia — 0.4%
PhosAgro PJSC, GDR, Registered Shares(e)	9,880	117,770

Saudi Arabia — 2.3%
Almarai Co. JSC	18,297	261,982
National Agriculture Development Co. (The)(a)	3,648	31,223
Saudi Arabian Fertilizer Co.	14,820	327,581

		620,786

Singapore — 2.1%
Bumitama Agri Ltd.	26,600	9,685
China XLX Fertiliser Ltd.	19,000	6,202
First Resources Ltd.	39,900	38,151
Golden Agri-Resources Ltd.	476,900	50,861
Japfa Ltd.	26,640	12,246
Wilmar International Ltd.	140,600	450,880

		568,025

South Africa — 0.2%
Astral Foods Ltd.	2,888	22,720
Oceana Group Ltd.	5,795	21,523

		44,243

South Korea — 0.1%
Dongwon Industries Co. Ltd.	95	17,794
Harim Holdings Co. Ltd.	2,204	12,079
Namhae Chemical Corp.	1,406	9,741

		39,614

Sweden — 0.1%
Scandi Standard AB(a)	3,230	28,012

Taiwan — 0.5%
Charoen Pokphand Enterprise	10,000	23,244
Taiwan Fertilizer Co. Ltd.	57,000	105,485

		128,729

Thailand — 1.2%
Charoen Pokphand Foods PCL, NVDR	285,000	295,325
GFPT PCL, NVDR	34,200	14,176
Khon Kaen Sugar Industry PCL, NVDR	95,054	6,230

		315,731

United Kingdom — 0.7%
Cranswick PLC	3,781	188,834

United States — 50.7%
AGCO Corp.	4,636	329,619
American Vanguard Corp.	2,071	29,305

Security	Shares	Value

United States (continued)
Archer-Daniels-Midland Co.	40,546	$1,814,839
Bunge Ltd.	10,355	472,395
Cal-Maine Foods Inc.(a)	2,736	105,582
CF Industries Holdings Inc.	15,599	508,995
Corteva Inc.	54,663	1,560,629
Darling Ingredients Inc.(a)	11,818	377,821
Deere & Co.	21,698	4,557,882
FMC Corp.	9,462	1,011,109
Fresh Del Monte Produce Inc.	2,337	54,195
Ingredion Inc.	4,902	394,317
Lamb Weston Holdings Inc.	10,678	671,112
Lindsay Corp.	779	77,846
Mosaic Co. (The)	26,353	480,415
Pilgrim’s Pride Corp.(a)	4,541	72,656
Sanderson Farms Inc.	1,463	171,113
Scotts Miracle-Gro Co. (The)	3,040	512,331
Toro Co. (The)	7,790	586,431

		13,788,592

Total Common Stocks — 98.4% (Cost: $25,788,783)		26,756,092

Preferred Stocks

Chile — 1.0%
Sociedad Quimica y Minera de Chile SA, Class B, Preference Shares	8,341	261,371

Total Preferred Stocks — 1.0% (Cost: $229,448)		261,371

Short-Term Investments

Money Market Funds — 0.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.37%(f)(g)(h)	178,959	179,138
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.07%(f)(g)	20,000	20,000

		199,138

Total Short-Term Investments — 0.8% (Cost: $199,075)		199,138

Total Investments in Securities — 100.2% (Cost: $26,217,306)		27,216,601

Other Assets, Less Liabilities — (0.2)%		(42,032)

Net Assets — 100.0%		$27,174,569

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	All or a portion of this security is on loan.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period-end.
(h)	All or a portion of this security was purchased with cash collateral received from loaned securities.

17	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Global Agriculture Producers ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$327,494	$—	$(148,967	)(a)	$576	$35	$179,138	178,959	$6,884	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	21,000	—	(1,000	)(a)	—	—	20,000	20,000	270		—

					$576	$35	$199,138		$7,154		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$26,750,620	$—	$5,472	$26,756,092
Preferred Stocks	261,371	—	—	261,371
Money Market Funds	199,138	—	—	199,138

	$27,211,129	$—	$5,472	$27,216,601

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	18

Schedule of Investments August 31, 2020	iShares® MSCI Global Energy Producers ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Argentina — 0.1%
YPF SA, ADR(a)	6,391	$35,662

Australia — 2.2%
Beach Energy Ltd.	61,254	68,857
Cooper Energy Ltd.(a)	56,025	13,673
New Hope Corp. Ltd.	18,426	16,216
Oil Search Ltd.	71,878	173,825
Santos Ltd.	63,412	265,902
Washington H Soul Pattinson & Co. Ltd.	3,927	60,785
Whitehaven Coal Ltd.	31,981	21,996
Woodside Petroleum Ltd.	34,279	496,373

		1,117,627

Austria — 0.3%
OMV AG(a)	5,312	173,180

Brazil — 1.2%
Enauta Participacoes SA	2,600	5,332
Petro Rio SA(a)	2,928	22,358
Petroleo Brasileiro SA	135,200	550,076

		577,766

Canada — 5.7%
Advantage Oil & Gas Ltd.(a)	6,749	11,240
ARC Resources Ltd.	12,616	63,712
Birchcliff Energy Ltd.	9,379	11,517
Cameco Corp.	14,385	166,819
Canacol Energy Ltd.	5,504	14,869
Canadian Natural Resources Ltd.	42,911	847,055
Cenovus Energy Inc.	37,791	178,666
Crescent Point Energy Corp.	19,588	34,427
Enerplus Corp.	8,715	23,143
Freehold Royalties Ltd.	3,569	11,395
Frontera Energy Corp.	2,516	5,272
Husky Energy Inc.	12,974	43,912
Imperial Oil Ltd.	9,213	152,095
MEG Energy Corp.(a)	9,986	27,744
NexGen Energy Ltd.(a)(b)	11,703	23,173
Parex Resources Inc.(a)	5,229	71,636
Peyto Exploration & Development Corp.	5,919	12,947
PrairieSky Royalty Ltd.	7,911	57,316
Seven Generations Energy Ltd., Class A(a)	10,401	32,889
Suncor Energy Inc.	55,112	885,294
Tourmaline Oil Corp.	9,405	119,606
Vermilion Energy Inc.	5,478	21,778
Whitecap Resources Inc.	14,634	28,865

		2,845,370

China — 2.8%
China Shenhua Energy Co. Ltd., Class A	8,300	19,583
China Shenhua Energy Co. Ltd., Class H	124,500	207,871
CNOOC Ltd.	664,000	755,660
Guanghui Energy Co. Ltd., Class A(a)	16,600	7,053
Inner Mongolia Yitai Coal Co. Ltd., Class B	41,500	29,050
PetroChina Co. Ltd., Class A	45,500	29,429
PetroChina Co. Ltd., Class H	744,000	257,275
Shaanxi Coal Industry Co. Ltd., Class A	19,200	22,791
Shanxi Lu’an Environmental Energy Development Co. Ltd., Class A	8,300	7,635
Shanxi Meijin Energy Co. Ltd., Class A(a)	8,300	7,998
Shanxi Xishan Coal & Electricity Power Co. Ltd., Class A	10,610	6,537

Security	Shares	Value

China (continued)
Yanzhou Coal Mining Co. Ltd., Class A	8,300	$11,246
Yanzhou Coal Mining Co. Ltd., Class H	50,000	38,515

		1,400,643

Colombia — 0.2%
Ecopetrol SA	180,110	105,185

Finland — 1.7%
Neste OYJ	15,438	827,331

France — 7.1%
Etablissements Maurel et Prom SA(a)	3,154	6,292
TOTAL SE	89,474	3,541,914

		3,548,206

Greece — 0.1%
Motor Oil Hellas Corinth Refineries SA	2,100	29,510

Hungary — 0.2%
MOL Hungarian Oil & Gas PLC(a)	15,106	85,314

India — 6.8%
Bharat Petroleum Corp. Ltd.	25,008	138,549
Coal India Ltd.	49,551	90,442
Hindustan Petroleum Corp. Ltd.	24,013	65,752
Indian Oil Corp. Ltd.	76,028	88,621
Oil & Natural Gas Corp. Ltd.	94,039	104,697
Oil India Ltd.	9,794	12,607
Reliance Industries Ltd.	56,757	1,604,378
Reliance Industries Ltd., GDR(c)	22,493	1,302,345

		3,407,391

Indonesia — 0.3%
Adaro Energy Tbk PT	506,300	37,723
Bukit Asam Tbk PT	127,100	17,805
Bumi Resources Tbk PT(a)	1,120,900	3,848
Indo Tambangraya Megah Tbk PT	16,600	9,433
Medco Energi Internasional Tbk PT(a)	215,866	8,153
Sugih Energy Tbk PT(a)(d)	206,700	0	(e)
United Tractors Tbk PT	60,700	95,869

		172,831

Israel — 0.1%
Equital Ltd.(a)	997	19,970
Naphtha Israel Petroleum Corp. Ltd.(a)	1,661	6,143
Oil Refineries Ltd.	64,932	13,251
Paz Oil Co. Ltd.	332	33,757

		73,121

Italy — 1.8%
Eni SpA	92,545	863,298
Saras SpA(a)	24,568	17,086

		880,384

Japan — 1.8%
Cosmo Energy Holdings Co. Ltd.	1,836	29,121
ENEOS Holdings Inc.	116,200	455,399
Idemitsu Kosan Co. Ltd.	6,668	146,885
Inpex Corp.	36,900	234,459
Japan Petroleum Exploration Co. Ltd.	1,100	19,128

		884,992

Norway — 1.2%
DNO ASA(b)	21,331	13,603
Equinor ASA	36,354	593,193

		606,796

19	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Global Energy Producers ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Pakistan — 0.1%
Mari Petroleum Co. Ltd.	1,660	$14,476
Oil & Gas Development Co. Ltd.	16,600	11,501
Pakistan Oilfields Ltd.	4,697	12,136
Pakistan Petroleum Ltd.	16,600	10,172

		48,285

Philippines — 0.0%
Petron Corp.	83,100	5,211
Pilipinas Shell Petroleum Corp.(a)	8,300	3,030
Semirara Mining & Power Corp.	33,200	6,450

		14,691

Poland — 0.4%
Grupa Lotos SA	3,237	35,700
Polski Koncern Naftowy ORLEN SA	10,899	150,448

		186,148

Portugal — 0.4%
Galp Energia SGPS SA	18,260	195,931

Russia — 4.4%
LUKOIL PJSC	15,106	1,013,584
Novatek PJSC, GDR(f)	3,327	492,729
Rosneft Oil Co. PJSC	39,270	197,143
Rosneft Oil Co. PJSC, GDR(f)	498	2,530
Surgutneftegas PJSC	257,300	126,877
Surgutneftegas PJSC, ADR	441	2,191
Tatneft PJSC	51,460	378,287

		2,213,341

Saudi Arabia — 1.6%
Rabigh Refining & Petrochemical Co.(a)	7,968	30,338
Saudi Arabian Oil Co.(c)	79,431	752,916

		783,254

South Africa — 0.1%
Exxaro Resources Ltd.	9,047	73,257

South Korea — 0.7%
SK Innovation Co. Ltd.	2,075	253,283
S-Oil Corp.	1,660	78,955

		332,238

Spain — 0.8%
Repsol SA	53,369	422,660

Sweden — 0.3%
Lundin Energy AB	6,806	166,817

Thailand — 0.6%
Bangchak Corp. PCL, NVDR	41,500	23,602
Banpu PCL, NVDR	149,400	27,602
Esso Thailand PCL, NVDR(a)(b)	41,500	8,801
IRPC PCL, NVDR(b)	431,600	32,450
PTT Exploration & Production PCL, NVDR	49,831	142,500
Thai Oil PCL, NVDR(b)	41,500	55,338

		290,293

Turkey — 0.1%
Tupras Turkiye Petrol Rafinerileri AS(a)	4,482	48,724

United Arab Emirates — 0.1%
Dana Gas PJSC	130,087	25,818

United Kingdom — 13.1%
Anglo Pacific Group PLC	6,723	9,542
BP PLC	666,200	2,356,686

Security	Shares	Value

United Kingdom (continued)
Cairn Energy PLC(a)	21,108	$39,850
Diversified Gas & Oil PLC	21,580	31,900
Hurricane Energy PLC(a)(b)	56,881	3,532
Royal Dutch Shell PLC, Class A	147,989	2,193,123
Royal Dutch Shell PLC, Class B	134,543	1,914,955
Serica Energy PLC	6,225	9,952
Tullow Oil PLC	48,223	13,249

		6,572,789

United States — 40.7%
Antero Resources Corp.(a)	8,632	27,795
Apache Corp.(b)	13,612	201,458
Arch Resources Inc.	581	21,886
Bonanza Creek Energy Inc.(a)	581	11,643
Brigham Minerals Inc., Class A	1,494	17,644
Cabot Oil & Gas Corp.	14,442	273,965
Chevron Corp.	67,562	5,670,479
Cimarex Energy Co.	3,735	103,758
CNX Resources Corp.(a)	6,915	75,788
Concho Resources Inc.	7,138	371,033
ConocoPhillips	38,678	1,465,509
Continental Resources Inc./OK	3,346	57,484
CVR Energy Inc.	1,079	18,009
Delek U.S. Holdings Inc.	2,739	43,084
Devon Energy Corp.	13,529	147,060
Diamondback Energy Inc.	5,727	223,124
EOG Resources Inc.	20,916	948,331
EQT Corp.	9,296	147,528
Exxon Mobil Corp.	152,720	6,099,637
Gulfport Energy Corp.(a)	4,378	3,090
Hess Corp.	9,960	458,558
HollyFrontier Corp.	5,561	132,741
Kosmos Energy Ltd.	15,023	22,084
Magnolia Oil & Gas Corp., Class A(a)	4,508	29,032
Marathon Oil Corp.	28,827	152,207
Marathon Petroleum Corp.	23,572	835,863
Matador Resources Co.(a)	3,984	38,764
Murphy Oil Corp.	5,312	72,987
Noble Energy Inc.	17,264	171,777
Northern Oil and Gas Inc.(a)	7,413	5,030
Occidental Petroleum Corp.	32,536	414,509
Ovintiv Inc.	9,213	102,080
Par Pacific Holdings Inc.(a)	1,411	12,247
Parsley Energy Inc., Class A	11,122	119,561
PBF Energy Inc., Class A	3,735	31,972
PDC Energy Inc.(a)	3,592	54,383
Peabody Energy Corp.	2,433	6,350
Pioneer Natural Resources Co.	5,976	621,086
Range Resources Corp.	8,243	61,493
Southwestern Energy Co.(a)(b)	21,440	59,603
Talos Energy Inc.(a)	773	5,805
Tellurian Inc.(a)(b)	3,403	3,161
Texas Pacific Land Trust	249	131,153
Valero Energy Corp.	14,774	776,965
Viper Energy Partners LP	2,075	21,123
W&T Offshore Inc.(a)(b)	3,320	7,404
WPX Energy Inc.(a)(b)	15,189	84,451

		20,360,694

Total Common Stocks — 97.0% (Cost: $66,491,292)		48,506,249

S C H E D U L E O F I N V E S T M E N T S	20

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Global Energy Producers ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Preferred Stocks

Brazil — 1.4%
Petroleo Brasileiro SA, Preference Shares, NVS	174,337	$695,645

Russia — 0.3%
Surgutneftegas PJSC, Preference Shares, NVS	257,300	128,892

Total Preferred Stocks — 1.7% (Cost: $769,379)		824,537

Short-Term Investments

Money Market Funds — 0.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.37%(g)(h)(i)	458,895	459,354
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.07%(g)(h)	10,000	10,000

		469,354

Total Short-Term Investments — 0.9% (Cost: $469,260)		469,354

Total Investments in Securities — 99.6% (Cost: $67,729,931)		49,800,140

Other Assets, Less Liabilities — 0.4%		184,404

Net Assets — 100.0%		$49,984,544

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Rounds to less than $1.
(f)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(g)	Affiliate of the Fund.
(h)	Annualized 7-day yield as of period-end.
(i)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$792,619	$—	$(333,950	)(a)	$627	$58	$459,354	458,895	$12,943	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	91,000	—	(81,000	)(a)	—	—	10,000	10,000	729		—

					$627	$58	$469,354		$13,672		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
FTSE 100 Index	2	09/18/20	$160	$(3,263)
S&P Select Sector Energy E-Mini Index	12	09/18/20	442	(16,996)

				$(20,259)

21	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Global Energy Producers ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$20,259

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(137,745)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(20,259)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$347,755

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3		Total

Investments
Assets
Common Stocks	$48,506,249	$—	$0	(a)	$48,506,249
Preferred Stocks	824,537	—	—		824,537
Money Market Funds	469,354	—	—		469,354

	$49,800,140	$—	$0	(a)	$49,800,140

Derivative financial instruments(b)
Liabilities
Futures Contracts	$(20,259)	$—	$—		$(20,259)

(a)	Rounds to less than $1.
(b)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	22

Schedule of Investments August 31, 2020	iShares® MSCI Global Gold Miners ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 6.1%
Newcrest Mining Ltd.	1,026,568	$24,263,973
Resolute Mining Ltd.(a)	3,396,620	2,775,726
St. Barbara Ltd.	2,061,304	5,259,308
Westgold Resources Ltd.(a)	1,703,646	2,683,653

		34,982,660

Canada — 55.8%
Agnico Eagle Mines Ltd.	311,242	25,688,602
Alacer Gold Corp.(a)	848,563	5,867,879
Alamos Gold Inc., Class A	933,635	9,780,972
B2Gold Corp.	2,326,285	15,640,091
Barrick Gold Corp.	3,448,002	102,253,193
Centerra Gold Inc.	568,061	7,407,311
Eldorado Gold Corp.(a)	476,761	5,452,043
Endeavour Mining Corp.(a)(b)	310,892	8,628,002
Equinox Gold Corp.(a)	294,582	3,854,809
Gran Colombia Gold Corp.(a)(b)	106,849	492,033
IAMGOLD Corp.(a)	1,307,649	5,630,232
Kinross Gold Corp.(a)	2,675,904	23,782,162
Kirkland Lake Gold Ltd.	475,820	25,380,475
New Gold Inc.(a)	2,367,844	3,889,010
Premier Gold Mines Ltd.(a)(b)	949,172	1,996,033
SSR Mining Inc.(a)(b)	328,977	7,064,566
Torex Gold Resources Inc.(a)	271,289	4,193,377
Wesdome Gold Mines Ltd.(a)	355,386	3,933,126
Wheaton Precious Metals Corp.	847,309	45,299,931
Yamana Gold Inc.	2,158,896	13,387,988

		319,621,835

Indonesia — 0.3%
Aneka Tambang Tbk	26,574,200	1,496,367

Peru — 1.2%
Cia. de Minas Buenaventura SAA, ADR	505,508	7,117,553

Russia — 2.3%
Polymetal International PLC	493,814	13,408,977

South Africa — 12.7%
AngloGold Ashanti Ltd.	802,044	23,418,525
DRDGOLD Ltd.	504,926	754,055
Gold Fields Ltd.	1,881,251	24,326,756

Security	Shares	Value

South Africa (continued)
Harmony Gold Mining Co. Ltd.(a)	1,349,509	$8,810,990
Sibanye Stillwater Ltd.(a)	5,053,629	15,299,971

		72,610,297

Turkey — 0.4%
Koza Altin Isletmeleri AS(a)(b)	209,124	2,208,036

United Kingdom — 1.4%
Centamin PLC	2,908,605	8,143,349

United States — 19.5%
Coeur Mining Inc.(a)	591,612	5,005,037
McEwen Mining Inc.(a)(b)	1,381,495	1,740,684
Newmont Corp.	1,557,156	104,765,456

		111,511,177

Total Common Stocks — 99.7% (Cost: $397,398,516)		571,100,251

Short-Term Investments

Money Market Funds — 1.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.37%(c)(d)(e)	6,571,648	6,578,219
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.07%(c)(d)	240,000	240,000

		6,818,219

Total Short-Term Investments — 1.2% (Cost: $6,815,820)		6,818,219

Total Investments in Securities — 100.9% (Cost: $404,214,336)		577,918,470

Other Assets, Less Liabilities — (0.9)%		(5,293,676)

Net Assets — 100.0%		$572,624,794

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$10,245,320	$—		$(3,668,084	)(a)	$(585)	$1,568	$6,578,219	6,571,648	$70,226	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	98,000	142,000	(a)	—		—	—	240,000	240,000	2,154		—

						$(585)	$1,568	$6,818,219		$72,380		$—

(a)	Represents net amount purchased (sold)
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

23	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Global Gold Miners ETF

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$571,100,251	$—	$—	$571,100,251
Money Market Funds	6,818,219	—	—	6,818,219

	$577,918,470	$—	$—	$577,918,470

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	24

Schedule of Investments August 31, 2020	iShares® MSCI Global Metals & Mining Producers ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 30.3%
Alumina Ltd.	1,039,398	$1,206,838
BHP Group Ltd.	1,243,340	34,858,694
BHP Group PLC	895,804	20,543,950
BlueScope Steel Ltd.	214,000	2,008,366
Champion Iron Ltd.(a)	129,470	294,908
Fortescue Metals Group Ltd.	717,823	9,247,683
IGO Ltd.	228,338	748,082
Iluka Resources Ltd.	177,192	1,328,769
Jupiter Mines Ltd.	499,476	101,582
Lynas Corp. Ltd.(a)(b)	334,459	603,532
Mineral Resources Ltd.	66,768	1,440,858
Mount Gibson Iron Ltd.	171,842	99,762
Orocobre Ltd.(a)(b)	88,810	170,766
OZ Minerals Ltd.	136,104	1,471,586
Perenti Global Ltd.	244,816	218,170
Pilbara Minerals Ltd.(a)(b)	711,978	181,657
Rio Tinto Ltd.	157,932	11,446,261
Sandfire Resources Ltd.	71,690	247,596
Sims Ltd.	74,686	447,395
South32 Ltd.	2,062,318	3,202,892
Western Areas Ltd.	118,556	194,645

		90,063,992

Austria — 0.4%
voestalpine AG	49,006	1,219,648

Belgium — 0.1%
Bekaert SA	16,264	329,304

Brazil — 6.0%
Cia. Siderurgica Nacional SA	299,600	830,660
Vale SA	1,562,288	16,995,816

		17,826,476

Canada — 3.4%
Altius Minerals Corp.	16,692	140,023
ERO Copper Corp.(a)	27,606	421,415
First Quantum Minerals Ltd.	247,598	2,453,272
Hudbay Minerals Inc.	99,082	444,859
Ivanhoe Mines Ltd., Class A(a)	257,014	1,015,866
Labrador Iron Ore Royalty Corp.	27,178	571,323
Largo Resources Ltd.(a)(b)	125,832	103,335
Lithium Americas Corp.(a)(b)	20,758	163,139
Lundin Mining Corp.	279,056	1,749,789
Stelco Holdings Inc.(a)(b)	15,194	110,082
Teck Resources Ltd., Class B	202,700	2,339,774
Turquoise Hill Resources Ltd.(a)	432,012	477,453
Wallbridge Mining Co. Ltd.(a)	215,712	170,523

		10,160,853

Chile — 0.1%
CAP SA(a)	26,750	237,986

China — 2.1%
Aluminum Corp. of China Ltd., Class A(a)	342,400	157,973
Aluminum Corp. of China Ltd., Class H(a)	1,712,000	419,708
Angang Steel Co. Ltd., Class A	149,883	58,866
Baoshan Iron & Steel Co. Ltd., Class A	470,863	339,613
China Hongqiao Group Ltd.	749,000	483,216
China Metal Recycling Holdings Ltd. (a)(c)	132,000	0	(d)
China Molybdenum Co. Ltd., Class A	443,100	276,891
China Molybdenum Co. Ltd., Class H	1,614,000	656,000

Security	Shares	Value

China (continued)
China Northern Rare Earth Group High-Tech Co. Ltd., Class A(a)	85,670	$154,475
China Oriental Group Co. Ltd.	428,000	120,390
China Zhongwang Holdings Ltd.(a)	684,800	144,910
Ganfeng Lithium Co. Ltd., Class A	21,400	157,817
GEM Co. Ltd., Class A	100,799	79,766
Guangdong HEC Technology Holding Co. Ltd., Class A(a)	77,100	72,945
Guangdong Hongda Blasting Co. Ltd., Class A	21,400	168,722
Hesteel Co. Ltd., Class A(a)	278,200	90,172
Hunan Valin Steel Co. Ltd., Class A	149,800	106,513
Inner Mongolia BaoTou Steel Union Co. Ltd., Class A(a)	1,241,298	210,231
Inner Mongolia Eerduosi Resources Co. Ltd., Class B	85,696	74,641
Jiangsu Shagang Co. Ltd., Class A	64,200	111,544
Jiangxi Copper Co. Ltd., Class A	107,000	244,022
Jiangxi Copper Co. Ltd., Class H	428,000	504,754
Jinchuan Group International Resources Co. Ltd.	1,498,000	173,958
Jinduicheng Molybdenum Co. Ltd., Class A	85,600	78,112
Maanshan Iron & Steel Co. Ltd., Class A(a)	171,200	70,238
MMG Ltd.(a)	990,000	264,421
Pangang Group Vanadium Titanium & Resources Co. Ltd., Class A(a)	235,400	74,925
Sansteel Minguang Co. Ltd. Fujian, Class A	64,451	65,400
Shandong Nanshan Aluminum Co. Ltd., Class A	321,000	124,667
Shanxi Taigang Stainless Steel Co. Ltd., Class A	168,900	90,256
Shougang Fushan Resources Group Ltd.	856,000	194,391
Tiangong International Co. Ltd.	428,000	143,584
Tongling Nonferrous Metals Group Co. Ltd., Class A	235,400	78,706
Xiamen Tungsten Co. Ltd., Class A	36,599	78,551
Yintai Gold Co. Ltd., Class A	64,200	151,475
Zhejiang Huayou Cobalt Co. Ltd., Class A(a)	21,400	125,479

		6,347,332

Finland — 0.1%
Outokumpu OYJ(a)(b)	131,396	354,986

France — 0.3%
APERAM SA	21,186	627,608
Eramet SA(a)(b)	4,066	138,685

		766,293

Germany — 0.8%
Aurubis AG	14,338	1,031,253
Salzgitter AG(a)	17,120	276,510
thyssenkrupp AG(a)	170,558	1,228,769

		2,536,532

India — 1.9%
APL Apollo Tubes Ltd.	2,140	69,866
Hindalco Industries Ltd.	491,130	1,236,040
Jindal Steel & Power Ltd.(a)	177,303	494,037
JSW Steel Ltd.	366,368	1,342,881
Mishra Dhatu Nigam Ltd.(e)	19,902	56,388
MOIL Ltd.	29,960	60,016
National Aluminium Co. Ltd.	230,050	112,044
Tata Steel Ltd.	9,936	55,749
Tata Steel Ltd., GDR(f)	129,132	705,061
Tata Steel Ltd., GDR, New(f)	1,836	10,025
Vedanta Ltd.	658,906	1,151,625
Vedanta Ltd., ADR	35,738	250,523

		5,544,255

Japan — 5.3%
Asahi Holdings Inc.	21,400	718,412

25	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Global Metals & Mining Producers ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Daido Steel Co. Ltd.	15,500	$515,960
Dowa Holdings Co. Ltd.	21,400	664,935
Hitachi Metals Ltd.	90,100	1,351,776
JFE Holdings Inc.	214,000	1,620,463
Kobe Steel Ltd.(a)	128,400	492,798
Kyoei Steel Ltd.	10,100	126,958
Maruichi Steel Tube Ltd.	23,500	630,020
Mitsubishi Materials Corp.	46,900	985,367
Mitsui Mining & Smelting Co. Ltd.	21,400	514,189
Neturen Co. Ltd.	21,400	100,497
Nippon Light Metal Holdings Co. Ltd.	256,800	450,420
Nippon Steel Corp.	342,405	3,372,550
Sumitomo Metal Mining Co. Ltd.	98,500	3,006,691
Toho Titanium Co. Ltd.	21,400	140,050
Tokyo Steel Manufacturing Co. Ltd.	42,800	286,961
UACJ Corp.	13,238	242,302
Yamato Kogyo Co. Ltd.	21,400	513,988

		15,734,337

Malaysia — 0.2%
Press Metal Aluminium Holdings Bhd	599,200	749,450

Mexico — 1.2%
Grupo Mexico SAB de CV, Series B	1,326,800	3,540,397

Netherlands — 1.4%
AMG Advanced Metallurgical Group NV	12,412	255,616
ArcelorMittal SA(a)	303,024	3,842,183

		4,097,799

Norway — 0.6%
Norsk Hydro ASA(a)	565,174	1,816,398

Peru — 0.6%
Southern Copper Corp.	35,524	1,708,704

Poland — 0.8%
Jastrzebska Spolka Weglowa SA(a)	24,182	103,523
KGHM Polska Miedz SA(a)	58,636	2,187,332

		2,290,855

Qatar — 0.1%
Qatar Aluminum Manufacturing Co.	1,107,022	296,914

Russia — 3.6%
Alrosa PJSC	1,089,262	965,430
Magnitogorsk Iron & Steel Works PJSC	963,000	488,191
Mechel PJSC, ADR(a)	44,940	75,949
MMC Norilsk Nickel PJSC	26,648	6,925,469
Novolipetsk Steel PJSC	504,150	1,049,946
Severstal PAO	87,312	1,095,310

		10,600,295

Saudi Arabia — 0.6%
Saudi Arabian Mining Co.(a)	183,612	1,928,919

South Africa — 2.7%
African Rainbow Minerals Ltd.	47,508	596,891
Anglo American Platinum Ltd.	22,898	1,708,668
Impala Platinum Holdings Ltd.	337,050	3,111,017
Kumba Iron Ore Ltd.	26,964	845,149
Northam Platinum Ltd.(a)	150,014	1,417,235
Royal Bafokeng Platinum Ltd.(a)	62,274	237,278

		7,916,238

Security	Shares	Value

South Korea — 2.5%
Dongkuk Steel Mill Co. Ltd.(a)	24,396	$126,714
Hyundai Steel Co.	37,450	791,308
KISWIRE Ltd.	3,852	46,046
Korea Zinc Co. Ltd.	3,638	1,220,425
Namsun Aluminum Co. Ltd.(a)	25,680	111,981
Poongsan Corp.	8,132	158,478
POSCO	31,244	4,852,697
Seah Besteel Corp.	5,350	44,047
SeAH Steel Holdings Corp.	1	41
Young Poong Corp.	214	88,183

		7,439,920

Spain — 0.2%
Acerinox SA(a)	68,480	556,092

Sweden — 1.6%
Boliden AB	115,132	3,442,634
Granges AB(a)	32,100	286,203
SSAB AB, Class A(a)	100,580	329,555
SSAB AB, Class B(a)	257,656	798,514

		4,856,906

Taiwan — 1.7%
China Metal Products	214,011	195,474
China Steel Corp.	4,922,612	3,338,615
Chung Hung Steel Corp.(a)	434,000	137,855
Feng Hsin Steel Co. Ltd.	214,000	415,725
TA Chen Stainless Pipe	434,742	314,853
Tung Ho Steel Enterprise Corp.	214,000	195,099
YC INOX Co. Ltd.	214,000	173,584
Yieh Phui Enterprise Co. Ltd.(a)	642,644	208,071

		4,979,276

Turkey — 0.3%
Eregli Demir ve Celik Fabrikalari TAS	588,928	697,847
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class D	322,284	133,573
Koza Anadolu Metal Madencilik Isletmeleri AS(a)	81,320	141,998

		973,418

United Kingdom — 19.1%
Anglo American PLC	516,810	12,681,274
Antofagasta PLC	166,920	2,400,363
Central Asia Metals PLC	71,048	168,380
Evraz PLC	218,922	950,313
Ferrexpo PLC	127,330	314,381
Glencore PLC(a)	4,211,092	9,539,114
Hill & Smith Holdings PLC	33,812	550,514
KAZ Minerals PLC	101,008	784,419
Rio Tinto PLC	472,940	29,350,809

		56,739,567

United States — 10.1%
Alcoa Corp.(a)	77,682	1,135,711
Allegheny Technologies Inc.(a)	53,286	443,872
Arconic Corp.(a)	40,446	899,924
Carpenter Technology Corp.	20,544	432,040
Century Aluminum Co.(a)(b)	22,747	224,513
Cleveland-Cliffs Inc.(a)(b)	168,846	1,111,007
Commercial Metals Co.	50,076	1,045,086
Compass Minerals International Inc.	14,373	818,255
Coronado Global Resources Inc. (e)	91,612	42,006
Freeport-McMoRan Inc.(a)	611,184	9,540,582
Haynes International Inc.	5,350	100,259

S C H E D U L E O F I N V E S T M E N T S	26

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Global Metals & Mining Producers ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Kaiser Aluminum Corp.	6,848	$440,189
Materion Corp.	8,560	467,290
Nucor Corp.	127,544	5,798,150
Reliance Steel & Aluminum Co.	27,834	2,918,952
Schnitzer Steel Industries Inc., Class A	11,556	228,115
Steel Dynamics Inc.	89,480	2,641,450
SunCoke Energy Inc.	36,166	129,474
U.S. Steel Corp.(b)	92,662	725,544
Warrior Met Coal Inc.	22,123	342,243
Worthington Industries Inc.	16,478	684,331

		30,168,993

Total Common Stocks — 98.1% (Cost: $322,032,470)		291,782,135

Preferred Stocks

Brazil — 1.1%
Bradespar SA, Preference Shares, NVS	85,600	686,404
Cia. Ferro Ligas da Bahia-Ferbasa, Preference Shares, NVS	21,400	69,787
Gerdau SA, Preference Shares, NVS	470,800	1,638,304
Metalurgica Gerdau SA, Preference Shares, NVS	321,000	514,335
Usinas Siderurgicas de Minas Gerais SA Usiminas, Class A, Preference Shares, NVS	171,200	316,754

		3,225,584

Total Preferred Stocks — 1.1% (Cost: $1,980,103)		3,225,584

Security	Shares	Value

Short-Term Investments

Money Market Funds — 0.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.37%(g)(h)(i)	1,606,076	$1,607,682

Total Short-Term Investments — 0.5% (Cost: $1,606,072)		1,607,682

Total Investments in Securities — 99.7% (Cost: $325,618,645)		296,615,401

Other Assets, Less Liabilities — 0.3%		778,564

Net Assets — 100.0%		$297,393,965

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Rounds to less than $1.
(e)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(g)	Affiliate of the Fund.
(h)	Annualized 7-day yield as of period-end.
(i)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$3,541,909	$—	$(1,935,416	)(a)	$769	$420	$1,607,682	1,606,076	$88,042	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares(c)	186,000	—	(186,000	)(a)	—	—	—	—	2,249		—

					$769	$420	$1,607,682		$90,291		$—

(a)	Represents net amount purchased (sold)
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	As of period end, the entity is no longer held.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts MSCI Emerging Markets E-Mini Index	29	09/18/20	$1,595	$14,809

27	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Global Metals & Mining Producers ETF

Futures Contracts (continued)

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

S&P Select Sector Energy E-Mini Index	2	09/18/20	$74	$(2,104)

				$12,705

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$14,809

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$2,104

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$9,629

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$12,705

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$333,868

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	28

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Global Metals & Mining Producers ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3		Total

Investments
Assets
Common Stocks	$291,782,135	$—	$0	(a)	$291,782,135
Preferred Stocks	3,225,584	—	—		3,225,584
Money Market Funds	1,607,682	—	—		1,607,682

	$296,615,401	$—	$0	(a)	$296,615,401

Derivative financial instruments(b)
Assets
Futures Contracts	$14,809	$—	$—		$14,809
Liabilities
Futures Contracts	(2,104)	—	—		(2,104)

	$12,705	$—	$—		$12,705

(a)	Rounds to less than $1.
(b)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

29	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2020	iShares® MSCI Global Silver and Metals Miners ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Canada — 67.3%
Agnico Eagle Mines Ltd.	70,792	$5,842,873
Dundee Precious Metals Inc.	933,298	6,761,835
Eldorado Gold Corp.(a)	939,145	10,739,676
Endeavour Silver Corp.(a)(b)	1,057,929	4,425,122
First Majestic Silver Corp.(a)(b)	931,092	11,583,715
Fortuna Silver Mines Inc.(a)	1,204,159	8,779,700
Kinross Gold Corp.(a)	360,868	3,207,223
Lundin Gold Inc.(a)(b)	440,662	3,757,439
MAG Silver Corp.(a)(b)	485,105	8,231,837
New Gold Inc.(a)	4,255,252	6,988,940
Pan American Silver Corp.	1,263,661	45,670,054
Premier Gold Mines Ltd.(a)(b)	1,483,085	3,118,810
Seabridge Gold Inc.(a)(b)	307,686	5,868,220
Silvercorp Metals Inc.	1,028,912	8,891,783
SilverCrest Metals Inc.(a)	636,136	6,322,546
SSR Mining Inc.(a)(b)	735,925	15,803,509
Victoria Gold Corp.(a)	192,478	3,057,903
Wheaton Precious Metals Corp.	132,165	7,065,976
Yamana Gold Inc.	426,508	2,644,909

		168,762,070

Japan — 2.8%
Asahi Holdings Inc.	211,800	7,110,264

Mexico — 5.5%
Industrias Penoles SAB de CV	830,265	13,848,498

Peru — 0.9%
Cia. de Minas Buenaventura SAA, ADR	150,398	2,117,604

Russia — 0.7%
Polymetal International PLC	64,863	1,761,284

South Africa — 1.1%
Harmony Gold Mining Co. Ltd.(a)	398,494	2,601,781

Security	Shares	Value

United Kingdom — 2.9%
Hochschild Mining PLC(a)	1,638,265	$5,277,692
SolGold PLC(a)	5,853,405	2,022,053

		7,299,745

United States — 18.4%
Coeur Mining Inc.(a)(b)	1,295,257	10,957,874
Hecla Mining Co.	3,149,826	18,961,953
Newmont Corp.	239,878	16,138,992

		46,058,819

Total Common Stocks — 99.6% (Cost: $179,598,369)		249,560,065

Short-Term Investments

Money Market Funds — 8.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.37%(c)(d)(e)	21,921,164	21,943,086
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.07%(c)(d)	140,000	140,000

		22,083,086

Total Short-Term Investments — 8.8% (Cost: $22,074,085)		22,083,086

Total Investments in Securities — 108.4% (Cost: $201,672,454)		271,643,151

Other Assets, Less Liabilities — (8.4)%		(20,987,132)

Net Assets — 100.0%		$250,656,019

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$9,552,703	$12,382,992	(a)	$—	$397	$6,994	$21,943,086	21,921,164	$243,117	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	35,000	105,000	(a)	—	—	—	140,000	140,000	606		—

					$397	$6,994	$22,083,086		$243,723		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	30

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Global Silver and Metals Miners ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$249,560,065	$—	$—	$249,560,065
Money Market Funds	22,083,086	—	—	22,083,086

	$271,643,151	$—	$—	$271,643,151

See notes to financial statements.

31	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

August 31, 2020

	iShares MSCI Global Agriculture Producers ETF	iShares MSCI Global Energy Producers ETF	iShares MSCI Global Gold Miners ETF	iShares MSCI Global Metals & Mining Producers ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$27,017,463	$49,330,786	$571,100,251	$295,007,719
Affiliated(c)	199,138	469,354	6,818,219	1,607,682
Cash	3,331	2,945	9,805	588,723
Foreign currency, at value(d)	29,473	73,627	495,645	166,055
Cash pledged:
Futures contracts	—	57,000	—	181,000
Foreign currency collateral pledged:
Futures contracts(e)	—	9,372	—	—
Receivables:
Investments sold	66,823	543,544	20,095,824	159,547
Securities lending income — Affiliated	100	443	5,368	5,830
Capital shares sold	243,474	—	—	122,012
Dividends	69,363	379,168	723,162	1,623,750
Tax reclaims	1,947	3,031	—	45,742

Total assets	27,631,112	50,869,270	599,248,274	299,508,060

LIABILITIES
Collateral on securities loaned, at value	178,431	458,408	6,579,629	1,602,911
Deferred foreign capital gain tax	8,203	54,363	—	—
Payables:
Investments purchased	261,712	344,466	19,858,612	387,074
Variation margin on futures contracts	—	10,655	—	37,638
Investment advisory fees	8,197	16,834	185,239	86,454
Foreign taxes	—	—	—	18

Total liabilities	456,543	884,726	26,623,480	2,114,095

NET ASSETS	$27,174,569	$49,984,544	$572,624,794	$297,393,965

NET ASSETS CONSIST OF:
Paid-in capital	$30,368,179	$74,688,961	$462,582,201	$379,836,594
Accumulated earnings (loss)	(3,193,610)	(24,704,417)	110,042,593	(82,442,629)

NET ASSETS	$27,174,569	$49,984,544	$572,624,794	$297,393,965

Shares outstanding	950,000	4,150,000	16,300,000	10,700,000

Net asset value	$28.60	$12.04	$35.13	$27.79

Shares authorized	500 million	500 million	500 million	500 million

Par value	$0.001	$0.001	$0.001	$0.001

(a) Securities loaned, at value	$167,982	$428,813	$6,041,045	$1,559,627
(b) Investments, at cost — Unaffiliated	$26,018,231	$67,260,671	$397,398,516	$324,012,573
(c) Investments, at cost — Affiliated	$199,075	$469,260	$6,815,820	$1,606,072
(d) Foreign currency, at cost	$28,868	$72,826	$482,266	$165,851
(e) Foreign currency collateral pledged, at cost	$—	$9,357	$—	$—

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	32

Statements of Assets and Liabilities  (continued)

August 31, 2020

iShares MSCI Global Silver and Metals Miners ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$249,560,065
Affiliated(c)	22,083,086
Cash	654
Foreign currency, at value(d)	171,134
Receivables:
Investments sold	16,807,636
Securities lending income — Affiliated	29,408
Dividends	27,804

Total assets	288,679,787

LIABILITIES
Collateral on securities loaned, at value	21,932,017
Payables:
Investments purchased	16,011,322
Investment advisory fees	80,429

Total liabilities	38,023,768

NET ASSETS	$250,656,019

NET ASSETS CONSIST OF:
Paid-in capital	$195,454,968
Accumulated earnings	55,201,051

NET ASSETS	$250,656,019

Shares outstanding	14,500,000

Net asset value	$17.29

Shares authorized	500 million

Par value	$0.001

(a) Securities loaned, at value	$21,332,350
(b) Investments, at cost — Unaffiliated	$179,598,369
(c) Investments, at cost — Affiliated	$22,074,085
(d) Foreign currency, at cost	$165,395

See notes to financial statements.

33	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended August 31, 2020

	iShares MSCI Global Agriculture Producers ETF	iShares MSCI Global Energy Producers ETF	iShares MSCI Global Gold Miners ETF	iShares MSCI Global Metals & Mining Producers ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$565,459	$2,302,268	$4,154,123	$9,338,560
Dividends — Affiliated	270	729	2,154	2,249
Interest — Unaffiliated	—	26	—	—
Securities lending income — Affiliated — net	6,884	12,943	70,226	88,042
Foreign taxes withheld	(39,285)	(115,891)	(292,714)	(327,139)

Total investment income	533,328	2,200,075	3,933,789	9,101,712

EXPENSES
Investment advisory fees	93,125	171,388	1,457,942	802,532
Commitment fees	40	63	—	200
Miscellaneous	264	264	264	264

Total expenses	93,429	171,715	1,458,206	802,996

Net investment income	439,899	2,028,360	2,475,583	8,298,716

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated(a)	(1,018,566)	(4,125,436)	(10,367,217)	(10,647,167)
Investments — Affiliated	576	627	(585)	769
In-kind redemptions — Unaffiliated	22,970	1,639,482	29,124,289	1,764,872
Futures contracts	—	(137,745)	—	9,629
Foreign currency transactions	3,093	(5,126)	(37,056)	(217,622)

Net realized gain (loss)	(991,927)	(2,628,198)	18,719,431	(9,089,519)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated(b)	2,188,399	(10,156,265)	125,366,562	24,651,508
Investments — Affiliated	35	58	1,568	420
Futures contracts	—	(20,259)	—	12,705
Foreign currency translations	1,296	2,714	15,536	22,165

Net change in unrealized appreciation (depreciation)	2,189,730	(10,173,752)	125,383,666	24,686,798

Net realized and unrealized gain (loss)	1,197,803	(12,801,950)	144,103,097	15,597,279

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,637,702	$(10,773,590)	$146,578,680	$23,895,995

(a) Net of foreign capital gain tax of	$—	$2,120	$—	$—
(b) Net of deferred foreign capital gain tax of	$(5,647)	$54,363	$—	$—

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	34

Statements of Operations  (continued)

Year Ended August 31, 2020

iShares MSCI Global Silver and Metals Miners ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$696,098
Dividends — Affiliated	606
Securities lending income — Affiliated — net	243,117
Foreign taxes withheld	(71,706)

Total investment income	868,115

EXPENSES
Investment advisory fees	460,309
Miscellaneous	264

Total expenses	460,573

Net investment income	407,542

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	9,214,959
Investments — Affiliated	397
In-kind redemptions — Unaffiliated	5,626,356
Foreign currency transactions	15,139

Net realized gain	14,856,851

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	56,812,414
Investments — Affiliated	6,994
Foreign currency translations	557

Net change in unrealized appreciation (depreciation)	56,819,965

Net realized and unrealized gain	71,676,816

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$72,084,358

See notes to financial statements.

35	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares MSCI Global Agriculture Producers ETF		iShares MSCI Global Energy Producers ETF
	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/20	Year Ended 08/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$439,899	$565,093	$2,028,360	$1,633,512
Net realized loss	(991,927)	(727,749)	(2,628,198)	(686,050)
Net change in unrealized appreciation (depreciation)	2,189,730	(1,730,016)	(10,173,752)	(10,616,256)

Net increase (decrease) in net assets resulting from operations	1,637,702	(1,892,672)	(10,773,590)	(9,668,794)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(450,377)	(581,369)	(2,741,742)	(1,510,562)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	452,179	(5,512,108)	16,766,537	10,023,638

NET ASSETS
Total increase (decrease) in net assets	1,639,504	(7,986,149)	3,251,205	(1,155,718)
Beginning of year	25,535,065	33,521,214	46,733,339	47,889,057

End of year	$27,174,569	$25,535,065	$49,984,544	$46,733,339

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	36

Statements of Changes in Net Assets (continued)

	iShares MSCI Global Gold Miners ETF		iShares MSCI Global Metals & Mining Producers ETF
	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/20	Year Ended 08/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,475,583	$2,199,144	$8,298,716	$14,488,853
Net realized gain (loss)	18,719,431	(26,319,717)	(9,089,519)	(16,757,109)
Net change in unrealized appreciation (depreciation)	125,383,666	141,307,485	24,686,798	(30,948,847)

Net increase (decrease) in net assets resulting from operations	146,578,680	117,186,912	23,895,995	(33,217,103)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(2,214,520)	(2,150,687)	(8,667,003)	(16,052,832)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	102,976,575	(22,741,524)	60,694,834	(132,895,907)

NET ASSETS
Total increase (decrease) in net assets	247,340,735	92,294,701	75,923,826	(182,165,842)
Beginning of year	325,284,059	232,989,358	221,470,139	403,635,981

End of year	$572,624,794	$325,284,059	$297,393,965	$221,470,139

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

37	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares MSCI Global Silver and Metals Miners ETF

	Year Ended 08/31/20	Year Ended 08/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$407,542	$575,030
Net realized gain (loss)	14,856,851	(8,711,851)
Net change in unrealized appreciation (depreciation)	56,819,965	27,278,361

Net increase in net assets resulting from operations	72,084,358	19,141,540

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(1,984,667)	(550,188)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	80,799,271	30,588,900

NET ASSETS
Total increase in net assets	150,898,962	49,180,252
Beginning of year	99,757,057	50,576,805

End of year	$250,656,019	$99,757,057

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	38

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI Global Agriculture Producers ETF

	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16

Net asset value, beginning of year	$26.88	$29.15	$27.08	$24.31	$24.03

Net investment income(a)	0.49	0.53	0.53	0.45	0.54
Net realized and unrealized gain (loss)(b)	1.73	(2.25)	2.03	2.81	0.27

Net increase (decrease) from investment operations	2.22	(1.72)	2.56	3.26	0.81

Distributions(c)
From net investment income	(0.50)	(0.55)	(0.49)	(0.49)	(0.53)

Total distributions	(0.50)	(0.55)	(0.49)	(0.49)	(0.53)

Net asset value, end of year	$28.60	$26.88	$29.15	$27.08	$24.31

Total Return
Based on net asset value	8.41%	(5.88)%	9.49%	13.53%	3.55%

Ratios to Average Net Assets
Total expenses	0.39%	0.39%	0.39%	0.39%	0.39%

Total expenses after fees waived	0.39%	0.39%	0.37%	0.37%	0.38%

Net investment income	1.84%	1.88%	1.84%	1.76%	2.38%

Supplemental Data
Net assets, end of year (000)	$27,175	$25,535	$33,521	$28,434	$27,951

Portfolio turnover rate(d)	9%	13%	25%	16%	7%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

39	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Global Energy Producers ETF

	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16

Net asset value, beginning of year	$17.97	$22.80	$18.57	$18.72	$17.67

Net investment income(a)	0.68	0.70	0.64	0.60	0.59
Net realized and unrealized gain (loss)(b)	(5.61)	(4.90)	4.23	(0.16)	1.00

Net increase (decrease) from investment operations	(4.93)	(4.20)	4.87	0.44	1.59

Distributions(c)
From net investment income	(1.00)	(0.63)	(0.64)	(0.59)	(0.54)

Total distributions	(1.00)	(0.63)	(0.64)	(0.59)	(0.54)

Net asset value, end of year	$12.04	$17.97	$22.80	$18.57	$18.72

Total Return
Based on net asset value	(28.92)%	(18.56)%	26.48%	2.26%	9.31%

Ratios to Average Net Assets
Total expenses	0.39%	0.39%	0.39%	0.39%	0.39%

Net investment income	4.62%	3.41%	2.93%	3.10%	3.36%

Supplemental Data
Net assets, end of year (000)	$49,985	$46,733	$47,889	$31,568	$37,440

Portfolio turnover rate(d)	12%	6%	5%	4%	6%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	40

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Global Gold Miners ETF

	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17 (a)	Year Ended 08/31/16 (a)

Net asset value, beginning of year	$24.01	$14.43	$19.96	$21.20	$11.13

Net investment income(b)	0.17	0.18	0.10	0.06	0.02
Net realized and unrealized gain (loss)(c)	11.11	9.59	(5.51)	(1.04)	10.11

Net increase (decrease) from investment operations	11.28	9.77	(5.41)	(0.98)	10.13

Distributions(d)
From net investment income	(0.16)	(0.19)	(0.12)	(0.26)	(0.06)

Total distributions	(0.16)	(0.19)	(0.12)	(0.26)	(0.06)

Net asset value, end of year	$35.13	$24.01	$14.43	$19.96	$21.20

Total Return
Based on net asset value	47.22%	68.13%	(27.22)%	(4.30)%	91.17%

Ratios to Average Net Assets
Total expenses	0.39%	0.39%	0.39%	0.39%	0.39%

Net investment income	0.66%	1.04%	0.56%	0.38%	0.06%

Supplemental Data
Net assets, end of year (000)	$572,625	$325,284	$232,989	$391,247	$266,108

Portfolio turnover rate(e)	21%	15%	4%	26%	30%

(a)	Per share amounts reflect a one-for-two reverse stock split effective after the close of trading on November 4, 2016.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

41	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Global Metals & Mining Producers ETF

	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17 (a)	Year Ended 08/31/16 (a)

Net asset value, beginning of year	$25.60	$30.93	$31.86	$21.67	$21.30

Net investment income(b)	1.04	1.49	1.06	0.53	0.42
Net realized and unrealized gain (loss)(c)	2.26	(5.13)	(1.05)	10.26	0.41

Net increase (decrease) from investment operations	3.30	(3.64)	0.01	10.79	0.83

Distributions(d)
From net investment income	(1.11)	(1.69)	(0.94)	(0.60)	(0.46)

Total distributions	(1.11)	(1.69)	(0.94)	(0.60)	(0.46)

Net asset value, end of year	$27.79	$25.60	$30.93	$31.86	$21.67

Total Return
Based on net asset value	13.00%	(12.16)%	(0.10)%	50.55%	4.52%

Ratios to Average Net Assets
Total expenses	0.39%	0.39%	0.39%	0.39%	0.39%

Total expenses after fees waived	0.39%	0.39%	0.39%	0.39%	0.39%

Net investment income	4.03%	5.05%	3.15%	2.31%	2.16%

Supplemental Data
Net assets, end of year (000)	$297,394	$221,470	$403,636	$347,259	$223,182

Portfolio turnover rate(e)	11%	14%	14%	12%	8%

(a)	Per share amounts reflect a one-for-two reverse stock split effective after the close of trading on November 4, 2016.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	42

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Global Silver and Metals Miners ETF

	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16

Net asset value, beginning of year	$10.84	$8.43	$11.47	$13.61	$6.14

Net investment income(a)	0.04	0.09	0.10	0.09	0.05
Net realized and unrealized gain (loss)(b)	6.62	2.40	(3.05)	(1.94)	7.44

Net increase (decrease) from investment operations	6.66	2.49	(2.95)	(1.85)	7.49

Distributions(c)
From net investment income	(0.21)	(0.08)	(0.09)	(0.29)	(0.02)

Total distributions	(0.21)	(0.08)	(0.09)	(0.29)	(0.02)

Net asset value, end of year	$17.29	$10.84	$8.43	$11.47	$13.61

Total Return
Based on net asset value	62.71%	29.89%	(25.87)%	(13.26)%	122.11%

Ratios to Average Net Assets
Total expenses	0.39%	0.39%	0.39%	0.39%	0.39%

Net investment income	0.35%	0.98%	0.94%	0.79%	0.47%

Supplemental Data
Net assets, end of year (000)	$250,656	$99,757	$50,577	$64,258	$87,078

Portfolio turnover rate(d)	66%	27%	19%	14%	27%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

43	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI Global Agriculture Producers	Non-diversified
MSCI Global Energy Producers	Non-diversified
MSCI Global Gold Miners	Non-diversified
MSCI Global Metals & Mining Producers	Non-diversified
MSCI Global Silver and Metals Miners	Non-diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities are reflected in tax reclaims receivable. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a return of capital or capital gain. Non-cash dividends, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is accrued daily.

Foreign Currency Translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in non-U.S. currencies are translated to U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. Such fluctuations are reflected by the Funds as a component of net realized and unrealized gain (loss) from investments for financial reporting purposes. Each Fund reports realized currency gain (loss) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2020, if any, are disclosed in the statement of assets and liabilities.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

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Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Futures contracts are valued based on that day’s last reported settlement price on the exchange where the contract is traded.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of August 31, 2020, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral

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Notes to Financial Statements  (continued)

received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of August 31, 2020 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of August 31, 2020:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount
MSCI Global Agriculture Producers
Citigroup Global Markets Inc.	$71,885	$71,885		$—	$—
Morgan Stanley & Co. LLC	96,097	96,097		—	—

	$167,982	$167,982		$—	$—

MSCI Global Energy Producers
Barclays Bank PLC	$78,346	$78,346		$—	$—
Barclays Capital Inc.	1,045	1,045		—	—
BofA Securities, Inc.	17,723	17,723		—	—
Deutsche Bank Securities Inc.	841	841		—	—
Goldman Sachs & Co.	199,430	199,430		—	—
JPMorgan Securities LLC	31,897	31,897		—	—
Morgan Stanley & Co. LLC	84,455	84,455		—	—
Nomura Securities International Inc.	13,466	13,466		—	—
Scotia Capital (USA) Inc.	1,610	1,610		—	—

	$428,813	$428,813		$—	$—

MSCI Global Gold Miners
Barclays Capital Inc.	$960,505	$960,505		$—	$—
BofA Securities, Inc.	921,445	921,445		—	—
Citigroup Global Markets Inc.	137,844	137,844		—	—
JPMorgan Securities LLC	342,755	342,755		—	—
Morgan Stanley & Co. LLC	2,561,137	2,561,137		—	—
Scotia Capital (USA) Inc.	33,645	33,645		—	—
SG Americas Securities LLC	1,083,714	1,083,714		—	—

	$6,041,045	$6,041,045		$—	$—

MSCI Global Metals & Mining Producers
BofA Securities, Inc.	$73,880	$73,880		$—	$—
Citigroup Global Markets Inc.	16,075	16,075		—	—
Credit Suisse AG	2,626	2,626		—	—
Credit Suisse Securities (USA) LLC	105,634	105,634		—	—
Deutsche Bank Securities Inc.	52,115	52,115		—	—
JPMorgan Securities LLC	156,272	156,272		—	—
Macquarie Bank Limited	510,513	510,513		—	—
Morgan Stanley & Co. LLC	219,130	219,130		—	—
National Financial Services LLC	59,220	59,220		—	—
Scotia Capital (USA) Inc.	245,945	245,945		—	—
State Street Bank & Trust Company	61,857	61,857		—	—
UBS AG	56,360	56,360		—	—

	$1,559,627	$1,559,627		$—	$—

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Notes to Financial Statements  (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount
MSCI Global Silver and Metals Miners
BNP Paribas Prime Brokerage International Ltd.	$85,446	$85,446		$—	$—
BofA Securities, Inc.	1,184,486	1,129,134		—	(55,352	)(b)
Citigroup Global Markets Inc.	1,104,030	1,104,030		—	—
Goldman Sachs & Co.	6,988,321	6,988,321		—	—
JPMorgan Securities LLC	10,040,629	10,040,629		—	—
Morgan Stanley & Co. LLC	1,223,065	1,223,065		—	—
Scotia Capital (USA) Inc.	706,373	706,373		—	—

	$21,332,350	$21,276,998		$—	$(55,352)

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Each Fund’s use of futures contracts is generally limited to cash equitization. This involves the use of available cash to invest in index futures contracts in order to gain exposure to the equity markets represented in or by the Fund’s underlying index and is intended to allow the Fund to better track its underlying index. Futures contracts are standardized, exchange-traded agreements to buy or sell a specific quantity of an underlying instrument at a set price on a future date. Depending on the terms of a contract, a futures contract is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date.

Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Securities deposited as initial margin, if any, are designated in the schedule of investments and cash deposited, if any, is shown as cash pledged for futures contracts in the statement of assets and liabilities.

Pursuant to the contract, a fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation or depreciation and, if any, shown as variation margin receivable or payable on futures contracts in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee of 0.39%, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund.

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). For each of the iShares MSCI Global Agriculture Producers and iShares MSCI Global Metals & Mining Producers ETFs, BFA has contractually agreed to waive a portion of its investment advisory fee for each Fund through December 31, 2023 in an amount equal to the acquired fund fees and expenses, if any, attributable to each Fund’s investments in other iShares funds.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

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Notes to Financial Statements  (continued)

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statement of operations. For the year ended August 31, 2020, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
MSCI Global Agriculture Producers	$1,638
MSCI Global Energy Producers	3,004
MSCI Global Gold Miners	17,260
MSCI Global Metals & Mining Producers	20,598
MSCI Global Silver and Metals Miners	57,060

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2020, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
MSCI Global Agriculture Producers	$ 653,258	$ 268,045	$ (82,161)
MSCI Global Energy Producers	149,418	151,955	(146,966)
MSCI Global Gold Miners	4,651,610	5,929,627	(581,587)
MSCI Global Metals & Mining Producers	57,747	547,377	(497,304)
MSCI Global Silver and Metals Miners	5,847,260	2,059,178	(1,043,924)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

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Notes to Financial Statements   (continued)

7.	PURCHASES AND SALES

For the year ended August 31, 2020, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
MSCI Global Agriculture Producers	$2,126,038	$2,109,481
MSCI Global Energy Producers	6,321,323	5,363,567
MSCI Global Gold Miners	84,675,839	81,147,605
MSCI Global Metals & Mining Producers	32,253,174	23,183,255
MSCI Global Silver and Metals Miners	82,018,510	82,844,367

For the year ended August 31, 2020, purchases and sales related to in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI Global Agriculture Producers	$2,298,988	$1,923,352
MSCI Global Energy Producers	24,719,136	9,820,890
MSCI Global Gold Miners	242,770,661	143,871,262
MSCI Global Metals & Mining Producers	89,713,226	39,315,482
MSCI Global Silver and Metals Miners	92,803,922	13,610,009

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2020, the following permanent differences attributable to realized gains (losses) from in-kind redemptions is reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
MSCI Global Agriculture Producers	$ (26,464)	$ 26,464
MSCI Global Energy Producers	683,866	(683,866)
MSCI Global Gold Miners	28,332,891	(28,332,891)
MSCI Global Metals & Mining Producers	1,248,039	(1,248,039)
MSCI Global Silver and Metals Miners	4,842,259	(4,842,259)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 08/31/20	Year Ended 08/31/19
MSCI Global Agriculture Producers
Ordinary income	$450,377	$581,369

MSCI Global Energy Producers
Ordinary income	$2,741,742	$1,510,562

MSCI Global Gold Miners
Ordinary income	$2,214,520	$2,150,687

MSCI Global Metals & Mining Producers
Ordinary income	$8,667,003	$16,052,832

MSCI Global Silver and Metals Miners
Ordinary income	$1,984,667	$550,188

As of August 31, 2020, the tax components of accumulated net earnings (losses) were as follows:

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Notes to Financial Statements  (continued)

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses)(b)	Total
MSCI Global Agriculture Producers	$125,012	$(3,827,134)	$508,512	$(3,193,610)
MSCI Global Energy Producers	580,469	(5,549,371)	(19,735,515)	(24,704,417)
MSCI Global Gold Miners	416,178	(62,335,458)	171,961,873	110,042,593
MSCI Global Metals & Mining Producers	1,795,080	(49,403,539)	(34,834,170)	(82,442,629)
MSCI Global Silver and Metals Miners	5,266,900	(12,001,411)	61,935,562	55,201,051

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the characterization of corporate actions.

For the year ended August 31, 2020, the iShares MSCI Global Silver and Metals Miners ETF utilized $5,473,595 of its capital loss carryforwards.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2020, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI Global Agriculture Producers	$26,700,802	$4,444,328	$(3,928,529)	$515,799
MSCI Global Energy Producers	69,483,372	2,065,233	(21,748,465)	(19,683,232)
MSCI Global Gold Miners	405,973,795	175,590,295	(3,645,620)	171,944,675
MSCI Global Metals & Mining Producers	331,468,972	25,797,375	(60,650,946)	(34,853,571)
MSCI Global Silver and Metals Miners	209,711,589	61,931,562	—	61,931,562

9.	LINE OF CREDIT

The iShares MSCI Global Agriculture Producers, iShares MSCI Global Energy Producers and iShares MSCI Global Metals & Mining Producers ETFs, along with certain other iShares funds (“Participating Funds”), are parties to a $300 million credit agreement (“Credit Agreement”) with State Street Bank and Trust Company, which expires on July 15, 2021. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Credit Agreement sets specific sub limits on aggregate borrowings based on two tiers of Participating Funds: $300 million with respect to the funds within Tier 1, including the Funds, and $200 million with respect to Tier 2. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Credit Agreement. The Credit Agreement has the following terms: a commitment fee of 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR rate (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Credit Agreement.

The Funds did not borrow under the credit agreement during the year ended August 31, 2020.

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

N O T E S T O F I N A N C I A L S T A T E M E N T S	50

Notes to Financial Statements  (continued)

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honor its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the statement of assets and liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the schedule of investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

51	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Transactions in capital shares were as follows:

	Year Ended 08/31/20		Year Ended 08/31/19
iShares ETF	Shares	Amount	Shares	Amount

MSCI Global Agriculture Producers
Shares sold	100,000	$2,774,184	—	$359
Shares redeemed	(100,000)	(2,322,005)	(200,000)	(5,512,467)

Net increase (decrease)	—	$452,179	(200,000)	$(5,512,108)

MSCI Global Energy Producers
Shares sold	2,200,000	$27,372,026	600,000	$11,989,843
Shares redeemed	(650,000)	(10,605,489)	(100,000)	(1,966,205)

Net increase	1,550,000	$16,766,537	500,000	$10,023,638

MSCI Global Gold Miners
Shares sold	9,600,000	$251,993,214	5,300,000	$103,615,697
Shares redeemed	(6,850,000)	(149,016,639)	(7,900,000)	(126,357,221)

Net increase (decrease)	2,750,000	$102,976,575	(2,600,000)	$(22,741,524)

MSCI Global Metals & Mining Producers
Shares sold	3,850,000	$108,039,671	2,600,000	$74,143,858
Shares redeemed	(1,800,000)	(47,344,837)	(7,000,000)	(207,039,765)

Net increase (decrease)	2,050,000	$60,694,834	(4,400,000)	$(132,895,907)

MSCI Global Silver and Metals Miners
Shares sold	6,500,000	$94,504,256	3,200,000	$30,588,900
Shares redeemed	(1,200,000)	(13,704,985)	—	—

Net increase	5,300,000	$80,799,271	3,200,000	$30,588,900

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

12.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. In an opinion dated January 23, 2020, the California Court of Appeal affirmed the dismissal of Plaintiffs’ claims. On March 3, 2020, plaintiffs filed a petition for review by the California Supreme Court. On May 27, 2020, the California Supreme Court denied Plaintiff’s petition for review. The case is now closed.

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	52

Report of Independent Registered Public Accounting Firm

To the Board of Directors of iShares, Inc. and

Shareholders of iShares MSCI Global Agriculture Producers ETF,

iShares MSCI Global Energy Producers ETF, iShares MSCI Global Gold Miners ETF,

iShares MSCI Global Metals & Mining Producers ETF and

iShares MSCI Global Silver and Metal Miners ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares MSCI Global Agriculture Producers ETF, iShares MSCI Global Energy Producers ETF, iShares MSCI Global Gold Miners ETF, iShares MSCI Global Metals & Mining Producers ETF and iShares MSCI Global Silver and Metal Miners ETF (five of the funds constituting iShares, Inc., hereafter collectively referred to as the “Funds”) as of August 31, 2020, the related statements of operations for the year ended August 31, 2020, the statements of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2020 and each of the financial highlights for each of the five years in the period ended August 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 21, 2020

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information (unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal year ended August 31, 2020 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividends-Received Deduction
MSCI Global Agriculture Producers	46.13%
MSCI Global Energy Producers	45.13%
MSCI Global Gold Miners	36.87%
MSCI Global Metals & Mining Producers	5.69%
MSCI Global Silver and Metals Miners	1.33%

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2020:

iShares ETF	Qualified Dividend Income
MSCI Global Agriculture Producers	$514,247
MSCI Global Energy Producers	2,243,019
MSCI Global Gold Miners	3,364,766
MSCI Global Metals & Mining Producers	8,608,705
MSCI Global Silver and Metals Miners	665,759

For the fiscal year ended August 31, 2020, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI Global Agriculture Producers	$357,579	$41,446
MSCI Global Energy Producers	1,328,169	119,432
MSCI Global Gold Miners	3,160,561	252,540
MSCI Global Metals & Mining Producers	8,841,248	322,275
MSCI Global Silver and Metals Miners	620,834	71,684

I M P O R T A N T T A X I N F O R M A T I O N	54

Board Review and Approval of Investment Advisory Contract

iShares MSCI Global Agriculture Producers ETF, iShares MSCI Global Energy Producers ETF, iShares MSCI Global Gold Miners ETF, iShares MSCI Global Metals & Mining Producers ETF, iShares MSCI Global Silver and Metals Miners ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on April 17, 2020 and May 19, 2020, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 8-10, 2020, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Contract for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2019, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 8-10, 2020 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA

55	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract  (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	56

Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

August 31, 2020

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI Global Agriculture Producers	$0.498926	$—	$—	$0.498926	100%	—%	—%	100%
MSCI Global Energy Producers	1.003649	—	—	1.003649	100	—	—	100
MSCI Global Metals & Mining Producers(a)	1.099377	—	0.015245	1.114622	99	—	1	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

57	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Director and Officer Information

The Board of Directors has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 368 funds as of August 31, 2020. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Director and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

Robert S. Kapito(a) (63)	Director (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Trustee of iShares Trust (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (50)	Director (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Trustee of iShares Trust (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).
(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

Cecilia H. Herbert (71)	Director (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares Trust and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (64)	Director (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares Trust (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (65)	Director (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	58

Director and Officer Information  (continued)

Independent Directors (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

John E. Kerrigan (65)	Director (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (61)	Director (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (59)	Director (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (since 2017); and Director of Reading Partners (2012-2016).	Trustee of iShares Trust (since 2003); Trustee of iShares U.S. ETF Trust (since 2011); Director of Cloudera Foundation (since 2017); and Director of Reading Partners (2012-2016).

Madhav V. Rajan (56)	Director (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Trustee of iShares Trust (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (49)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (46)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (53)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre (45)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (51)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (59)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Marybeth Leithead (57)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

59	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The iShares Funds’ Forms N-Q are available on the SEC’s website at sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	60

Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

JSC	Joint Stock Company

NVDR	Non-Voting Depositary Receipt

NVS	Non-Voting Shares

PJSC	Public Joint Stock Company

61	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?

iShares.com  |  1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2020 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-812-0820

AUGUST 31, 2020

2020 Annual Report

iShares, Inc.

•	iShares Currency Hedged MSCI Emerging Markets ETF | HEEM | Cboe BZX

•	iShares MSCI Emerging Markets ETF | EEM | NYSE Arca

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary. Please note that not all financial intermediaries may offer this service.

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of August 31, 2020 has been a time of sudden change in global financial markets, as the emergence and spread of the coronavirus led to a vast disruption in the global economy and financial markets. For most of the first half of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, countries around the world took economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off, and unemployment claims spiked, causing a global recession and a sharp fall in equity prices.

After markets hit their lowest point during the reporting period in late March 2020, a steady recovery ensued, as businesses began to re-open and governments learned to adapt to life with the virus. Equity prices continued to rise throughout the summer, fed by strong fiscal and monetary support and improving economic indicators. By the end of the reporting period, all major investment categories posted positive returns, and many equity indices were near all-time highs. In the United States, large-capitalization stocks advanced significantly, outperforming small-capitalization stocks, which also gained for the reporting period. International equities from developed economies also turned in a positive performance while lagging emerging market stocks, which rebounded sharply.

During the market downturn, the performance of different types of fixed-income securities initially diverged due to a reduced investor appetite for risk. U.S. Treasuries benefited from the risk-off environment, and posted solid returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) touched an all-time low. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and both investment-grade and high-yield bonds recovered to post positive returns.

The Fed reduced interest rates twice in late 2019 to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also implemented a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion is likely to continue as economic activity resumes. Several risks remain, however, including a potential resurgence of the coronavirus amid loosened restrictions, policy fatigue among governments already deep into deficit spending, and structural damage to the financial system from lengthy economic interruptions.

Overall, we favor a moderately positive stance toward risk, and in particular toward credit given the extraordinary central bank measures taken in recent months. This support extends beyond investment-grade corporates and into high-yield, leading to attractive opportunities in that end of the market. We believe that international diversification and sustainable investments can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments. We remain neutral on equities overall while favoring European stocks, which are poised for cyclical upside as re-openings continue.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit ishares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of August 31, 2020
	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	19.63%	21.94%
U.S. small cap equities (Russell 2000® Index)	6.57	6.02
International equities (MSCI Europe, Australasia, Far East Index)	7.10	6.13
Emerging market equities (MSCI Emerging Markets Index)	11.23	14.49
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.34	1.26
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	4.67	8.93
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.98	6.47
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.29	3.15
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.04	4.65
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares, Inc.

Global Market Overview

Global equity markets advanced strongly during the 12 months ended August 31, 2020 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 16.52% in U.S. dollar terms for the reporting period.

Global stocks gained steadily for much of the first half of the reporting period, supported by slowing but resilient growth and accommodative monetary policy from major central banks. Equity markets ended 2019 on a positive note, as a trade agreement between the U.S. and China helped alleviate one of the world economy’s most significant risks.

However, the spread of the coronavirus upended global equity markets in early 2020. As the extent of the outbreak became apparent in February 2020, restrictions on travel and work disrupted the global economy and precipitated a sharp decline in equity prices. Beginning in late March 2020, equity prices posted a strong recovery, buoyed by massive stimulus from the world’s largest central banks and governments, the phased reopening of countries’ economies, and optimism surrounding prospective vaccines. By the end of the reporting period, equities posted positive returns in all of the world’s major regions despite the onset of a significant global recession.

In the U.S., following the issuance of stay-at-home orders, nonessential business closures, and other coronavirus-related restrictions on public gatherings, whole portions of the economy shut down. Businesses associated with travel and leisure were particularly affected, as air traffic declined, and conferences and events were postponed. The disruption created by these sudden changes led to an annualized economic contraction of 31.7% in the second quarter of 2020.

In response to the pandemic, the federal government enacted over U.S. $2 trillion in stimulus spending. The U.S. Federal Reserve Bank (“Fed”) also acted to stabilize markets by implementing two emergency interest rate reductions and launching a bond-buying program that included U.S. Treasuries, corporate and municipal bonds, and securities backed by mortgages and auto loans. The unprecedented level of Fed intervention and support from government stimulus led to a significant recovery in U.S. stock prices, many of which reached record highs by the end of the reporting period.

Europe was similarly affected by the coronavirus, as many of the area’s largest economies instituted social distancing policies that significantly limited economic activity, leading to a rapid decline in stock prices. To mitigate the economic impact of this disruption, many countries individually implemented fiscal stimulus plans. In July 2020, Eurozone countries reached a historic deal for a collective €750 billion in stimulus spending, in addition to a large European Central Bank (“ECB”) bond-buying plan. European stocks recovered late in the reporting period to post positive returns overall but trailed most other regions of the globe.

Asia-Pacific stocks posted strong returns despite a sharp decline during the first quarter of 2020 as the coronavirus outbreaks worsened. Although widespread business and factory closures led to economic weakness initially, the Chinese economy showed signs of recovery late in the reporting period, leading to a significant rise in Asia-Pacific equity markets, which are highly sensitive to economic conditions in China.

Emerging market stocks outside of Asia declined, driven by sharply weaker currencies and lower commodities prices, which weighed on economies reliant on these exports. Latin America drove emerging markets declines, hindered by mass business closures and bankruptcies, political and social unrest, and among the world’s highest level of coronavirus cases.

M A R K E T O V E R V I E W	4

Fund Summary as of August 31, 2020	iShares® Currency Hedged MSCI Emerging Markets ETF

Investment Objective

The iShares Currency Hedged MSCI Emerging Markets ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization emerging market equities while mitigating exposure to fluctuations between the value of the component currencies and the U.S. dollar, as represented by the MSCI Emerging Markets 100% Hedged to USD Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI Emerging Markets ETF.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	15.49%	8.28%	5.05%	15.49%	48.87%	33.96%
Fund Market	15.33	8.23	5.00	15.33	48.52	33.64
Index	16.44	8.64	5.46	16.44	51.33	37.08

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/23/14. The first day of secondary market trading was 9/25/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 9 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)(b)	Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)(b)	Annualized Expense Ratio
$ 1,000.00	$1,122.90	$0.00		$ 1,000.00	$1,025.10	$0.00		0.00%

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 9 for more information.

5	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2020 (continued)	iShares® Currency Hedged MSCI Emerging Markets ETF

Portfolio Management Commentary

Emerging markets stocks advanced strongly during the reporting period, despite coronavirus-related restrictions that led to a worldwide recession. Chinese equities contributed the most to the Index’s return in U.S. dollar terms, driven primarily by the consumer discretionary sector. Internet and direct marketing retail companies advanced as consumers and businesses limiting physical interaction accelerated the migration to digital platforms. Temporary closures of brick-and-mortar stores led both merchants and customers to increase use of online platforms, driving sharply higher revenues for goods and services such as food delivery. Companies providing cloud computing services gained as closed offices and schools led to sharply increased demand for remote working and remote education capabilities, such as video conferencing and productivity tracking tools.

The Chinese communication services sector was also a notable contributor, bolstered by strong gains in the interactive media and services industry. Homebound consumers supported demand growth for online gaming, while increased use of social media drove stronger revenues for digital content and online advertising.

Information technology stocks in both Taiwan and South Korea contributed meaningfully to the Index’s return. Taiwan’s semiconductors industry benefited from growth in global demand. An increase in online activity and upgrades to mobile networks to support next-generation phones drove substantial revenue growth for companies producing high-performance computing semiconductors, including those used in data center hardware and 5G equipment. An increase in telecommuting drove considerable demand for high-speed Wi-Fi chips. The technology hardware and equipment industry drove contribution in South Korea, as companies responded to the pandemic by expanding online sales channels. Profits from sales of computer memory strengthened due to higher prices and substantial demand from data centers. The industry mitigated the impact of lower smartphone purchases by reducing expenses.

On the downside, Brazilian stocks detracted substantially from the Index’s return in U.S. dollar terms, weighed down by the financials sector. Bank profits dropped sharply as declining economic activity led to lower income from interest, fees, and insurance. Deteriorating demand for consumer credit, as well as sharply rising loan default provisions, also weighed on bank stocks.

In terms of currency performance, emerging market currencies were mixed relative to the U.S. dollar for the reporting period. The Brazilian real depreciated against the U.S. dollar by approximately 24% amid multiple interest rate decreases and a high number of coronavirus cases. However, most Asian currencies gained relative to the U.S. dollar as Chinese economic growth rebounded late in the reporting period. The South Korean won, Chinese yuan, and Taiwanese new dollar appreciated relative to the U.S. dollar by approximately 2%, 4%, and 7%, respectively.

The negative performance of some foreign currencies meant hedging activity contributed to the Index’s return. A fully hedged investor seeks to bypass the currency fluctuations — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s hedging activity offset the negative impact of foreign currency performance relative to the U.S. dollar, resulting in an Index return that was relatively close to the Index’s return measured in local currencies.

Portfolio Information

ALLOCATION BY INVESTMENT TYPE

Investment Type	Percent of Net Assets
Investment Companies	99.9%
Forward foreign currency exchange contracts, net cumulative depreciation	(0.1)
Other assets less liabilities	0.2

ALLOCATION BY SECTOR (of the UNDERLYING FUND)

Sector	Percent of Total Investment(a)
Consumer Discretionary	19.6%
Financials	17.7
Information Technology	17.5
Communication Services	13.0
Materials	7.0
Consumer Staples	6.2
Energy	5.7
Health Care	4.5
Industrials	4.4
Real Estate	2.4
Utilities	2.0

(a)	Excludes money market funds.

F U N D S U M M A R Y	6

Fund Summary as of August 31, 2020	iShares® MSCI Emerging Markets ETF

Investment Objective

The iShares MSCI Emerging Markets ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization emerging market equities, as represented by the MSCI Emerging Markets Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	13.82%	8.05%	3.16%	13.82%	47.25%	36.45%
Fund Market	13.89	8.02	3.18	13.89	47.07	36.81
Index	14.49	8.66	3.76	14.49	51.45	44.62

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 9 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$1,109.20	$3.76		$1,000.00	$1,021.60	$3.61		0.71%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 9 for more information.

7	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2020 (continued)	iShares® MSCI Emerging Markets ETF

Portfolio Management Commentary

Emerging markets stocks advanced strongly during the reporting period, despite coronavirus-related restrictions that led to a worldwide recession. Chinese equities contributed the most to the Index’s return, driven primarily by the consumer discretionary sector. Internet and direct marketing retail companies advanced as consumers and businesses limiting physical interaction accelerated the migration to digital platforms. Temporary closures of brick-and-mortar stores led both merchants and customers to increase use of online platforms, driving sharply higher revenues for goods and services such as food delivery. Companies providing cloud computing services gained as closed offices and schools led to sharply increased demand for remote working and remote education capabilities, such as video conferencing and productivity tracking tools.

The Chinese communication services sector was also a notable contributor, bolstered by strong gains in the interactive media and services industry. Homebound consumers supported demand growth for online gaming, while increased use of social media drove stronger revenues for digital content and online advertising.

Information technology stocks in both Taiwan and South Korea contributed meaningfully to the Index’s return. Taiwan’s semiconductors industry benefited from growth in global demand. An increase in online activity and upgrades to mobile networks to support next-generation phones drove substantial revenue growth for companies producing high-performance computing semiconductors, including those used in data center hardware and 5G equipment. An increase in telecommuting drove considerable demand for high-speed Wi-Fi chips. The technology hardware and equipment industry drove contribution in South Korea, as companies responded to the pandemic by expanding online sales channels. Profits from sales of computer memory strengthened due to higher prices and substantial demand from data centers. The industry mitigated the impact of lower smartphone purchases by reducing expenses.

On the downside, Brazilian stocks detracted substantially from the Index’s return, weighed down by the financials sector. Bank profits dropped sharply as declining economic activity led to lower income from interest, fees, and insurance. Deteriorating demand for consumer credit, as well as sharply rising loan default provisions, also weighed on bank stocks.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Consumer Discretionary	19.6%
Financials	17.7
Information Technology	17.5
Communication Services	13.0
Materials	7.0
Consumer Staples	6.2
Energy	5.7
Health Care	4.5
Industrials	4.4
Real Estate	2.4
Utilities	2.0

(a)	Excludes money market funds.

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments(a)
China	42.4%
Taiwan	12.3
South Korea	11.6
India	8.1
Brazil	4.9
South Africa	3.5
Russia	3.2
Saudi Arabia	2.7
Thailand	1.9
Malaysia	1.7

F U N D S U M M A R Y	8

About Fund Performance

Past performance is no guarantee of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2020	iShares® Currency Hedged MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 99.9%
iShares MSCI Emerging Markets ETF(a)	4,120,402	$183,522,705

Total Investment Companies — 99.9% (Cost: $177,646,177)		183,522,705

Total Investments in Securities — 99.9% (Cost: $177,646,177)		183,522,705

Other Assets, Less Liabilities — 0.1%		103,295

Net Assets — 100.0%		$183,626,000

(a)	Affiliate of the Fund.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$71,508,989	$—	$(71,411,182	)(b)	$(104,955)	$7,148	$—	—	$48,386	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares(a)	4,729,000	—	(4,729,000	)(b)	—	—	—	—	6,048		—
iShares MSCI Emerging Markets ETF	180,528,858	60,759,459	(75,252,672)		156,891	17,330,169	183,522,705	4,120,402	4,874,941		—

					$51,936	$17,337,317	$183,522,705		$4,929,375		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	51,805,000	USD	9,443,989	MS	09/03/20	$11,820
CNY	532,000	USD	76,006	MS	09/03/20	1,647
EUR	57,000	USD	67,281	MS	09/03/20	741
HKD	325,556,000	USD	42,005,323	MS	09/03/20	315
INR	9,646,000	USD	128,394	MS	09/03/20	2,709
KRW	97,149,000	USD	81,369	MS	09/03/20	415
MXN	67,261,000	USD	3,071,470	MS	09/03/20	1,950
MYR	128,000	USD	30,260	MS	09/03/20	479
RUB	350,082,000	USD	4,718,939	MS	09/03/20	6,269
THB	4,080,000	USD	130,508	MS	09/03/20	586
TRY	4,893,000	USD	664,775	MS	09/03/20	1,555
TWD	687,095,000	USD	23,382,906	MS	09/03/20	30,164
USD	10,072,472	BRL	52,468,000	MS	09/03/20	495,648
USD	1,400,460	CLP	1,059,885,000	MS	09/03/20	37,256
USD	42,155,456	HKD	326,709,000	MS	09/03/20	1,049

S C H E D U L E O F I N V E S T M E N T S	10

Schedule of Investments (continued) August 31, 2020	iShares® Currency Hedged MSCI Emerging Markets ETF

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	187,713	KRW	222,319,000	MS	09/03/20	$558
USD	36,511	RUB	2,687,000	MS	09/03/20	243
USD	731,877	TRY	5,248,000	MS	09/03/20	17,203
USD	23,459,538	TWD	687,095,000	MS	09/03/20	46,468
ZAR	2,856,000	USD	167,296	MS	09/03/20	1,163
BRL	2,481,000	USD	451,896	MS	10/05/20	493
MYR	485,000	USD	116,457	MS	10/05/20	260
TRY	105,000	USD	14,096	MS	10/05/20	47
USD	206,528	BRL	1,132,000	MS	10/05/20	117
USD	1,346,905	CLP	1,045,351,000	MS	10/05/20	2,429
USD	2,157,850	EUR	1,803,000	MS	10/05/20	4,645
USD	4,749,017	RUB	353,475,000	MS	10/05/20	7,833
USD	3,614,674	THB	112,472,000	MS	10/05/20	1,292
USD	6,707,302	ZAR	114,056,000	MS	10/05/20	3,448
TWD	1,150,000	USD	39,203	MS	10/07/20	31
USD	28,253	HKD	219,000	MS	10/07/20	3
USD	15,596,008	INR	1,145,558,000	MS	10/07/20	27,841
USD	25,448,710	KRW	30,211,131,000	MS	10/07/20	8,684
USD	9,152,884	CNY	62,864,320	MS	10/13/20	773

						716,134

BRL	663,000	USD	127,498	MS	09/03/20	(6,482)
CLP	1,059,885,000	USD	1,366,765	MS	09/03/20	(3,561)
CNY	61,701,320	USD	9,007,882	MS	09/03/20	(1,668)
EUR	1,743,000	USD	2,084,555	MS	09/03/20	(4,503)
HKD	3,685,000	USD	475,530	MS	09/03/20	(65)
INR	1,099,155,000	USD	14,970,377	MS	09/03/20	(31,218)
KRW	29,434,626,000	USD	24,797,745	MS	09/03/20	(18,815)
MYR	13,390,000	USD	3,220,732	MS	09/03/20	(5,140)
THB	112,004,000	USD	3,608,411	MS	09/03/20	(9,625)
TRY	355,000	USD	49,516	MS	09/03/20	(1,172)
USD	8,899,490	CNY	62,233,320	MS	09/03/20	(184,378)
USD	2,129,857	EUR	1,800,000	MS	09/03/20	(18,217)
USD	14,746,916	INR	1,108,801,000	MS	09/03/20	(323,346)
USD	24,561,683	KRW	29,309,456,000	MS	09/03/20	(111,876)
USD	3,019,090	MXN	67,261,000	MS	09/03/20	(54,330)
USD	3,185,374	MYR	13,518,000	MS	09/03/20	(60,956)
USD	4,663,264	RUB	347,395,000	MS	09/03/20	(25,676)
USD	3,712,693	THB	116,084,000	MS	09/03/20	(17,187)
USD	6,816,557	ZAR	116,480,000	MS	09/03/20	(53,917)
ZAR	113,624,000	USD	6,706,284	MS	09/03/20	(4,269)
MYR	187,000	USD	45,100	MS	10/05/20	(97)
RUB	176,000	USD	2,370	MS	10/05/20	(10)
USD	9,435,904	BRL	51,805,000	MS	10/05/20	(10,291)
USD	3,051,496	MXN	67,060,000	MS	10/05/20	(803)
USD	3,215,164	MYR	13,390,000	MS	10/05/20	(7,189)
USD	661,044	TRY	4,924,000	MS	10/05/20	(2,212)
ZAR	692,000	USD	40,727	MS	10/05/20	(54)
TWD	3,526,000	USD	120,327	MS	10/07/20	(31)
USD	44,043,040	HKD	341,446,000	MS	10/07/20	(2,200)

11	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® Currency Hedged MSCI Emerging Markets ETF

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	185,940	INR	13,704,000	MS	10/07/20	$(297)
USD	135,323	KRW	160,783,000	MS	10/07/20	(68)
USD	23,422,762	TWD	687,095,000	MS	10/07/20	(18,722)
USD	291,573	CNY	2,003,000	MS	10/13/20	(34)

						(978,409)

	Net unrealized depreciation					$(262,275)

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Foreign Currency Exchange Contracts
Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$716,134

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$978,409

For the year ended August 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Foreign Currency Exchange Contracts
Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$5,523,655

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$(4,141,358)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$197,975,270
Average amounts sold — in USD	$346,773,315

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Year End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$716,134	$978,409

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$716,134	$978,409
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$716,134	$978,409

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

S C H E D U L E O F I N V E S T M E N T S	12

Schedule of Investments (continued) August 31, 2020	iShares® Currency Hedged MSCI Emerging Markets ETF

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Cash Collateral Received	Net Amount of Derivative Assets
Morgan Stanley & Co. International PLC	$716,134	$(716,134)		$—	$—

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Cash Collateral Pledged	(b)	Net Amount of Derivative Liabilities
Morgan Stanley & Co. International PLC	$978,409	$(716,134)		$(262,275)		$—

(a)	The amount of derivatives available for offset is limited to the amount of derivatives assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Investment Companies	$183,522,705	$—	$—	$183,522,705

Derivative financial instruments(a)
Assets
Forward Foreign Currency Exchange Contracts	$—	$716,134	$—	$716,134
Liabilities
Forward Foreign Currency Exchange Contracts	—	(978,409)	—	(978,409)

	$—	$(262,275)	$—	$(262,275)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

13	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments August 31, 2020	iShares® MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Argentina — 0.1%
Globant SA(a)	135,469	$24,056,585
Telecom Argentina SA, ADR	325,953	2,203,442
YPF SA, ADR(a)	656,515	3,663,354

		29,923,381

Brazil — 3.5%
Ambev SA	17,062,515	38,287,165
Atacadao SA	1,422,700	5,070,050
B2W Cia. Digital(a)	820,329	16,761,275
B3 SA - Brasil, Bolsa, Balcao	7,592,001	81,374,006
Banco Bradesco SA	4,930,635	17,103,845
Banco BTG Pactual SA	843,500	12,351,365
Banco do Brasil SA	3,096,574	18,429,636
Banco Santander Brasil SA	1,435,000	7,397,474
BB Seguridade Participacoes SA	2,497,700	12,010,668
BRF SA(a)	2,072,485	7,400,788
CCR SA	4,542,200	11,036,936
Centrais Eletricas Brasileiras SA	1,124,173	7,276,725
Cia Brasileira de Distribuicao	571,686	6,618,381
Cia. de Saneamento Basico do Estado de Sao Paulo	1,272,924	11,079,699
Cia. Siderurgica Nacional SA	2,511,828	6,964,200
Cielo SA	4,490,176	3,732,332
Cogna Educacao	6,694,680	6,955,955
Cosan SA	602,200	9,138,546
CPFL Energia SA	834,000	4,369,230
Energisa SA	635,000	5,029,394
Engie Brasil Energia SA	734,150	5,704,955
Equatorial Energia SA	3,241,600	13,708,803
Hapvida Participacoes e Investimentos SA(b)	838,100	9,889,027
Hypera SA	1,438,000	8,296,305
IRB Brasil Resseguros S/A	2,091,600	2,718,443
IRB Brasil Resseguros S/A(a)	949,611	1,197,854
JBS SA	3,972,365	16,248,905
Klabin SA	2,545,600	11,925,467
Localiza Rent a Car SA	2,264,808	19,911,353
Lojas Renner SA	2,990,889	23,699,656
Magazine Luiza SA	2,738,600	46,536,082
Multiplan Empreendimentos Imobiliarios SA	1,061,109	4,027,104
Natura & Co. Holding SA	2,755,447	24,782,398
Notre Dame Intermedica Participacoes SA	1,808,500	24,428,052
Petrobras Distribuidora SA	2,785,100	10,833,962
Petroleo Brasileiro SA	14,028,274	57,075,608
Porto Seguro SA	358,800	3,457,257
Raia Drogasil SA	795,700	15,635,805
Rumo SA(a)	4,075,900	16,791,290
Sul America SA	1,071,336	8,432,580
Suzano SA(a)	1,999,500	18,296,888
TIM Participacoes SA	3,193,876	8,337,065
Ultrapar Participacoes SA	2,704,800	9,584,811
Vale SA	13,552,709	147,437,189
Via Varejo SA(a)	4,574,300	17,093,485
WEG SA	3,109,506	36,627,769

		851,065,783

Chile — 0.5%
Aguas Andinas SA, Class A	10,112,361	3,037,998
Banco de Chile	167,895,600	14,069,053
Banco de Credito e Inversiones SA	198,482	6,269,981
Banco Santander Chile	244,732,427	9,434,996

Security	Shares	Value

Chile (continued)
Cencosud SA	5,327,198	$7,899,065
Cencosud Shopping SA	1,525,715	2,284,136
Cia. Cervecerias Unidas SA	563,736	3,715,088
Colbun SA	30,802,750	4,765,953
Empresa Nacional de Telecomunicaciones SA	595,319	3,612,581
Empresas CMPC SA	4,172,247	8,688,034
Empresas COPEC SA	1,441,474	10,595,876
Enel Americas SA	126,924,718	18,307,913
Enel Chile SA	104,870,090	8,085,964
Falabella SA	2,733,001	8,633,460

		109,400,098

China — 42.0%
360 Security Technology Inc., Class A	479,690	1,308,280
3SBio Inc.(a)(b)(c)	4,785,500	5,618,994
51job Inc., ADR(a)(c)	100,683	6,598,764
58.com Inc., ADR(a)(c)	353,113	19,548,336
AAC Technologies Holdings Inc.(c)	2,703,500	17,057,883
AECC Aviation Power Co. Ltd., Class A	566,273	3,690,739
Agile Group Holdings Ltd.	4,750,000	6,557,938
Agricultural Bank of China Ltd., Class A	17,421,900	8,165,144
Agricultural Bank of China Ltd., Class H	98,286,000	32,845,911
Aier Eye Hospital Group Co. Ltd., Class A	942,936	7,154,812
Air China Ltd., Class A	1,472,693	1,558,883
Air China Ltd., Class H	6,894,000	4,750,096
Aisino Corp., Class A	1,019,274	2,680,205
AK Medical Holdings Ltd.(b)	1,464,000	3,743,989
Alibaba Group Holding Ltd., ADR(a)	6,884,781	1,976,138,690
Alibaba Health Information Technology Ltd.(a)	12,184,000	29,429,686
Alibaba Pictures Group Ltd.(a)(c)	49,420,000	7,014,316
A-Living Services Co. Ltd., Class H(b)(c)	1,658,000	8,557,254
Aluminum Corp. of China Ltd., Class A(a)	2,899,700	1,337,838
Aluminum Corp. of China Ltd., Class H(a)	16,424,000	4,026,451
Angang Steel Co. Ltd., Class A	3,819,877	1,500,255
Anhui Conch Cement Co. Ltd., Class A	977,386	8,691,966
Anhui Conch Cement Co. Ltd., Class H	4,470,000	32,414,082
Anhui Gujing Distillery Co. Ltd., Class A	116,585	4,397,757
Anhui Gujing Distillery Co. Ltd., Class B	319,600	4,057,810
Anhui Kouzi Distillery Co. Ltd., Class A	240,152	2,107,289
ANTA Sports Products Ltd.	3,990,402	39,414,111
Asymchem Laboratories Tianjin Co. Ltd., Class A	84,300	3,372,418
Autobio Diagnostics Co. Ltd., Class A	96,692	2,275,579
Autohome Inc., ADR	219,975	17,650,794
AVIC Aircraft Co. Ltd., Class A	947,886	3,349,152
Avic Capital Co. Ltd., Class A	4,667,689	3,427,940
AVIC Jonhon Optronic Technology Co. Ltd., Class A	464,993	3,279,117
AVIC Shenyang Aircraft Co. Ltd., Class A	233,600	2,013,984
AviChina Industry & Technology Co. Ltd., Class H	9,361,000	5,845,982
AVICOPTER PLC, Class A	257,153	2,147,588
BAIC Motor Corp. Ltd., Class H(b)	6,291,000	3,011,504
Baidu Inc., ADR(a)(c)	1,001,633	124,773,423
Bank of Beijing Co. Ltd., Class A	5,446,206	3,872,455
Bank of Chengdu Co. Ltd., Class A	1,671,395	2,479,340
Bank of China Ltd., Class A	8,681,200	4,157,353
Bank of China Ltd., Class H	285,301,000	93,503,292
Bank of Communications Co. Ltd., Class A	10,246,373	7,076,111
Bank of Communications Co. Ltd., Class H	29,005,600	15,157,472
Bank of Hangzhou Co. Ltd., Class A	2,259,445	4,272,036
Bank of Jiangsu Co. Ltd., Class A	3,234,985	3,032,289
Bank of Nanjing Co. Ltd., Class A	2,336,446	2,930,301

S C H E D U L E O F I N V E S T M E N T S	14

Consolidated Schedule of Investments (continued) August 31, 2020	iShares® MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Bank of Ningbo Co. Ltd., Class A	1,371,981	$7,111,149
Bank of Shanghai Co. Ltd., Class A	3,452,242	4,244,012
Baoshan Iron & Steel Co. Ltd., Class A	4,365,973	3,148,990
Baozun Inc., ADR(a)(c)	166,275	6,890,436
Beijing Capital International Airport Co. Ltd.,
Class H(a)	6,854,000	4,846,347
Beijing Enlight Media Co. Ltd., Class A	1,078,295	2,550,445
Beijing Enterprises Holdings Ltd.	1,865,500	5,933,379
Beijing Enterprises Water Group Ltd.(a)(c)	19,312,000	7,600,059
Beijing New Building Materials PLC, Class A	627,713	3,006,064
Beijing Oriental Yuhong Waterproof Technology Co. Ltd., Class A	480,086	4,201,449
Beijing Shiji Information Technology Co. Ltd., Class A	311,330	1,495,479
Beijing Shunxin Agriculture Co. Ltd., Class A	241,700	2,655,501
Beijing Sinnet Technology Co. Ltd., Class A	556,386	2,141,337
Beijing Tiantan Biological Products Corp. Ltd., Class A	392,245	2,424,203
Beijing Tongrentang Co. Ltd., Class A	603,212	2,615,711
BEST Inc., ADR(a)(c)	734,954	2,939,816
Betta Pharmaceuticals Co. Ltd., Class A	113,996	2,177,677
BGI Genomics Co. Ltd., Class A(a)	109,900	2,350,708
Bilibili Inc., ADR(a)(c)	418,237	19,761,698
BOC Aviation Ltd.(b)	780,300	5,804,313
BOE Technology Group Co. Ltd., Class A	7,880,600	6,328,274
Bosideng International Holdings Ltd.(c)	12,398,000	3,551,358
Brilliance China Automotive Holdings Ltd.	11,476,000	10,276,374
BYD Co. Ltd., Class A	429,912	5,335,336
BYD Co. Ltd., Class H(c)	2,355,000	23,397,612
BYD Electronic International Co. Ltd.(c)	2,571,000	10,897,512
Caitong Securities Co. Ltd., Class A	1,319,065	2,804,083
CanSino Biologics Inc., Class H(a)(b)(c)	223,400	4,735,988
Centre Testing International Group Co. Ltd., Class A	536,800	2,144,331
CGN Power Co. Ltd., Class H(b)	34,256,000	7,425,673
Changchun High & New Technology Industry Group Inc., Class A	91,194	6,225,928
Changjiang Securities Co. Ltd., Class A	2,755,535	3,431,771
Chaozhou Three-Circle Group Co. Ltd., Class A	371,005	1,515,622
China Aoyuan Group Ltd.	4,617,000	5,325,830
China Cinda Asset Management Co. Ltd., Class H	32,475,000	6,201,557
China CITIC Bank Corp. Ltd., Class A	4,638,099	3,534,873
China CITIC Bank Corp. Ltd., Class H	28,262,800	11,815,445
China Communications Construction Co. Ltd., Class H	17,778,000	9,978,426
China Communications Services Corp. Ltd., Class H	9,276,000	6,092,120
China Conch Venture Holdings Ltd.	6,107,500	26,478,455
China Construction Bank Corp., Class A	2,491,868	2,255,693
China Construction Bank Corp., Class H	351,223,760	248,797,564
China East Education Holdings Ltd.(b)(c)	1,903,000	4,203,707
China Eastern Airlines Corp. Ltd., Class A	4,431,697	3,267,569
China Eastern Airlines Corp. Ltd., Class H(c)	3,796,000	1,567,350
China Education Group Holdings Ltd.(c)	2,398,000	4,715,460
China Everbright Bank Co. Ltd., Class A	9,226,503	5,172,871
China Everbright Bank Co. Ltd., Class H	11,330,000	4,064,102
China Everbright International Ltd.	14,009,813	8,459,956
China Everbright Ltd.	3,688,000	5,681,789
China Evergrande Group	6,863,388	16,029,022
China Feihe Ltd.(b)	3,595,000	7,282,633

Security	Shares	Value

China (continued)
China Fortune Land Development Co. Ltd., Class A	1,001,435	$2,456,379
China Galaxy Securities Co. Ltd., Class A	959,100	1,897,433
China Galaxy Securities Co. Ltd., Class H	13,264,500	7,992,776
China Gas Holdings Ltd.	9,632,600	26,411,457
China Greatwall Technology Group Co. Ltd., Class A	824,473	2,131,858
China Hongqiao Group Ltd.	6,913,000	4,459,914
China Huarong Asset Management Co. Ltd., Class H(b)	36,938,000	4,241,830
China Huishan Dairy Holdings Co. Ltd.(a)(d)	5,603,350	7
China International Capital Corp. Ltd., Class H(a)(b)(c)	5,008,000	11,902,655
China Jinmao Holdings Group Ltd.	20,024,000	12,530,906
China Jushi Co. Ltd., Class A	1,299,192	2,816,846
China Lesso Group Holdings Ltd.	3,943,000	7,356,732
China Life Insurance Co. Ltd., Class A	672,512	4,288,901
China Life Insurance Co. Ltd., Class H	27,178,000	66,207,833
China Literature Ltd.(a)(b)(c)	1,135,600	7,055,236
China Longyuan Power Group Corp. Ltd., Class H	11,766,000	7,423,823
China Medical System Holdings Ltd.	5,240,000	5,916,015
China Mengniu Dairy Co. Ltd.(a)	10,221,000	50,246,782
China Merchants Bank Co. Ltd., Class A	4,548,089	25,027,554
China Merchants Bank Co. Ltd., Class H	14,290,467	68,224,135
China Merchants Energy Shipping Co. Ltd., Class A	1,786,957	1,685,427
China Merchants Port Holdings Co. Ltd.	5,450,000	6,237,492
China Merchants Securities Co. Ltd., Class A(a)	1,880,179	5,915,750
China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	1,633,890	3,983,847
China Minsheng Banking Corp. Ltd., Class A	9,164,155	7,425,894
China Minsheng Banking Corp. Ltd., Class H	19,770,048	12,040,364
China Mobile Ltd.	22,453,000	156,878,248
China Molybdenum Co. Ltd., Class A	5,151,798	3,219,333
China Molybdenum Co. Ltd., Class H	12,129,000	4,929,756
China National Building Material Co. Ltd., Class H	14,250,000	20,041,548
China National Chemical Engineering Co. Ltd., Class A	3,354,567	2,870,103
China National Nuclear Power Co. Ltd., Class A	4,340,400	2,953,106
China National Software & Service Co. Ltd., Class A	129,399	1,867,355
China Northern Rare Earth Group High-Tech Co. Ltd., Class A(a)	1,375,154	2,479,600
China Oilfield Services Ltd., Class H	6,446,000	5,065,210
China Overseas Land & Investment Ltd.	14,018,960	40,608,976
China Overseas Property Holdings Ltd.	4,680,000	4,220,976
China Pacific Insurance Group Co. Ltd., Class A	1,440,348	6,481,319
China Pacific Insurance Group Co. Ltd., Class H	10,056,000	27,961,627
China Petroleum & Chemical Corp., Class A(a)	6,111,289	3,595,847
China Petroleum & Chemical Corp., Class H	87,512,800	40,424,485
China Power International Development Ltd.	16,060,000	3,108,327
China Railway Construction Corp. Ltd., Class A	2,963,520	3,863,871
China Railway Construction Corp. Ltd., Class H	6,904,500	5,309,680
China Railway Group Ltd., Class A	5,143,800	4,205,672
China Railway Group Ltd., Class H	13,222,000	6,790,005
China Railway Signal & Communication Corp. Ltd., Class H(b)	6,074,000	2,460,902
China Reinsurance Group Corp., Class H	20,014,000	2,143,393
China Resources Beer Holdings Co. Ltd.	5,432,000	35,324,839
China Resources Cement Holdings Ltd.	9,334,000	13,609,311

15	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2020	iShares® MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
China Resources Gas Group Ltd.	3,340,000	$15,686,922
China Resources Land Ltd.	11,789,333	54,534,117
China Resources Pharmaceutical Group Ltd.(b)	6,071,000	3,438,861
China Resources Power Holdings Co. Ltd.	7,126,999	8,460,274
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., Class A	380,956	1,585,196
China Shenhua Energy Co. Ltd., Class A	1,098,094	2,590,861
China Shenhua Energy Co. Ltd., Class H	12,576,000	20,997,457
China Shipbuilding Industry Co. Ltd., Class A(a)	5,354,192	3,791,395
China Southern Airlines Co. Ltd., Class A(a)	2,269,000	1,941,312
China Southern Airlines Co. Ltd., Class H(a)(c)	6,176,000	3,259,271
China Spacesat Co. Ltd., Class A	294,500	1,696,703
China State Construction Engineering Corp. Ltd., Class A	8,647,671	6,489,715
China State Construction International Holdings Ltd.	7,610,000	5,901,318
China Taiping Insurance Holdings Co. Ltd.	6,124,660	9,736,045
China Telecom Corp. Ltd., Class H	47,700,000	15,632,988
China Tourism Group Duty Free Corp. Ltd., Class A	452,032	13,727,639
China Tower Corp. Ltd., Class H(b)	160,770,000	30,701,290
China Traditional Chinese Medicine Holdings Co. Ltd.(a)	9,486,000	4,051,362
China TransInfo Technology Co. Ltd., Class A	560,300	2,000,969
China Unicom Hong Kong Ltd.	22,312,000	15,805,227
China United Network Communications Ltd., Class A	7,014,098	5,314,991
China Vanke Co. Ltd., Class A	2,219,559	8,837,210
China Vanke Co. Ltd., Class H	6,198,631	19,275,370
China Yangtze Power Co. Ltd., Class A	4,924,515	13,876,633
China Yuhua Education Corp Ltd.(b)	4,270,000	4,093,611
Chongqing Changan Automobile Co. Ltd., Class A(a)	1,211,787	2,071,794
Chongqing Rural Commercial Bank Co. Ltd., Class H	9,368,000	3,819,653
Chongqing Zhifei Biological Products Co. Ltd., Class A	340,976	6,728,266
CIFI Holdings Group Co. Ltd.	11,064,000	9,422,063
CITIC Ltd.	20,888,000	19,054,878
CITIC Securities Co. Ltd., Class A	2,467,351	11,455,693
CITIC Securities Co. Ltd., Class H(c)	7,411,000	17,805,181
CNOOC Ltd.	65,366,000	74,389,285
Contemporary Amperex Technology Co. Ltd., Class A	513,329	15,465,487
COSCO SHIPPING Energy Transportation Co. Ltd., Class H	5,954,000	2,742,628
COSCO SHIPPING Holdings Co. Ltd., Class A(a)	3,175,788	2,522,399
COSCO SHIPPING Holdings Co. Ltd., Class H(a)	8,392,000	4,212,161
COSCO SHIPPING Ports Ltd.	7,074,000	4,007,001
Country Garden Holdings Co. Ltd.(c)	28,239,939	35,016,847
Country Garden Services Holdings Co. Ltd.(c)	4,947,000	34,500,668
CRRC Corp. Ltd., Class A	6,347,320	5,430,644
CRRC Corp. Ltd., Class H	14,804,300	6,685,683
CSC Financial Co. Ltd., Class A	637,397	4,864,361
CSPC Pharmaceutical Group Ltd.(c)	20,844,800	46,314,904
Dali Foods Group Co. Ltd.(b)	7,982,000	4,892,099
Daqin Railway Co. Ltd., Class A	3,465,055	3,349,126
Dawning Information Industry Co. Ltd., Class A	378,498	2,497,292
DHC Software Co. Ltd., Class A	887,398	1,510,707
Dongfeng Motor Group Co. Ltd., Class H	10,036,000	6,966,792

Security	Shares	Value

China (continued)
Dongxing Securities Co. Ltd., Class A	239,897	$467,595
East Money Information Co. Ltd., Class A	1,816,911	6,939,604
ENN Energy Holdings Ltd.	2,938,900	32,611,678
Eve Energy Co. Ltd., Class A	481,153	3,442,954
Everbright Securities Co. Ltd., Class A	1,051,883	3,366,443
Fangda Carbon New Material Co. Ltd., Class A(a)	555,134	545,477
Far East Horizon Ltd.	8,669,000	7,673,315
Fiberhome Telecommunication Technologies Co. Ltd., Class A	375,590	1,442,225
First Capital Securities Co. Ltd., Class A	1,379,000	2,164,393
Focus Media Information Technology Co. Ltd., Class A	3,593,878	3,956,380
Foshan Haitian Flavouring & Food Co. Ltd., Class A	625,018	16,717,884
Fosun International Ltd.	9,709,500	10,811,789
Founder Securities Co. Ltd., Class A(a)	2,538,887	3,250,920
Foxconn Industrial Internet Co. Ltd., Class A	1,035,997	2,229,561
Fuyao Glass Industry Group Co. Ltd., Class A	925,072	3,914,148
Fuyao Glass Industry Group Co. Ltd., Class H(b)	1,530,400	4,926,805
Ganfeng Lithium Co. Ltd., Class A	285,581	2,106,056
GCL System Integration Technology Co. Ltd., Class A(a)	1,572,900	989,787
GD Power Development Co. Ltd., Class A	9,512,000	2,847,010
GDS Holdings Ltd., ADR(a)(c)	293,751	23,776,206
Geely Automobile Holdings Ltd.	21,665,000	45,789,140
Gemdale Corp., Class A	1,564,730	3,271,491
Genscript Biotech Corp.(a)(c)	3,768,000	7,283,038
GF Securities Co. Ltd., Class A	1,557,994	3,678,232
GF Securities Co. Ltd., Class H	4,925,400	5,827,748
Gigadevice Semiconductor Beijing Inc., Class A	115,910	3,376,700
Glodon Co. Ltd., Class A	312,193	3,176,103
GoerTek Inc., Class A	857,600	5,144,986
GOME Retail Holdings Ltd.(a)(c)	36,114,200	5,172,385
Great Wall Motor Co. Ltd., Class H	11,518,000	12,498,646
Gree Electric Appliances Inc. of Zhuhai, Class A	648,810	5,162,706
Greenland Holdings Corp. Ltd., Class A	2,359,718	2,635,633
Greentown Service Group Co. Ltd.	5,048,000	6,786,986
GSX Techedu Inc., ADR(a)(c)	218,247	18,638,294
Guangdong Haid Group Co. Ltd., Class A	469,027	4,846,301
Guangdong Investment Ltd.	11,002,110	17,177,155
Guangzhou Automobile Group Co. Ltd., Class H	10,837,838	9,313,368
Guangzhou Baiyun International Airport Co. Ltd., Class A	692,391	1,538,613
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class A	483,995	2,297,318
Guangzhou Kingmed Diagnostics Group Co. Ltd., Class A	158,484	2,491,631
Guangzhou R&F Properties Co. Ltd., Class H	4,618,400	5,875,683
Guangzhou Shiyuan Electronic Technology Co. Ltd., Class A	146,491	2,140,531
Guosen Securities Co. Ltd., Class A	1,652,342	3,379,881
Guotai Junan Securities Co. Ltd., Class A	2,198,140	6,206,906
Guotai Junan Securities Co. Ltd., Class H(b)	2,094,200	3,269,591
Haidilao International Holding Ltd.(b)	2,907,000	18,754,476
Haier Electronics Group Co. Ltd.	4,817,000	16,501,790
Haier Smart Home Co. Ltd., Class A	1,457,041	4,743,948
Haitian International Holdings Ltd.	2,546,000	6,162,843
Haitong Securities Co. Ltd., Class A(a)	1,977,201	4,379,250
Haitong Securities Co. Ltd., Class H(a)	10,155,600	9,225,037

S C H E D U L E O F I N V E S T M E N T S	16

Consolidated Schedule of Investments (continued) August 31, 2020	iShares® MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Hangzhou Hikvision Digital Technology Co. Ltd., Class A	2,071,602	$11,318,097
Hangzhou Robam Appliances Co. Ltd., Class A	420,564	2,394,749
Hangzhou Tigermed Consulting Co. Ltd., Class A	193,200	3,159,283
Hansoh Pharmaceutical Group Co. Ltd.(a)(b)	4,252,000	20,162,319
Henan Shuanghui Investment & Development Co. Ltd., Class A	717,700	6,653,957
Hengan International Group Co. Ltd.	2,462,500	19,413,657
Hengli Petrochemical Co. Ltd., Class A	1,438,291	4,416,206
Hengtong Optic-Electric Co. Ltd., Class A	793,253	1,893,620
Hengyi Petrochemical Co. Ltd., Class A	1,462,229	2,657,958
Hithink RoyalFlush Information Network Co. Ltd., Class A	142,300	3,488,756
Hua Hong Semiconductor Ltd.(a)(b)(c)	1,729,000	6,246,589
Huadong Medicine Co. Ltd., Class A	577,905	2,359,158
Hualan Biological Engineering Inc., Class A	508,476	4,276,183
Huaneng Power International Inc., Class H	15,296,000	6,374,855
Huatai Securities Co. Ltd., Class A	1,677,409	5,243,472
Huatai Securities Co. Ltd., Class H(b)	5,585,200	9,800,935
Huaxia Bank Co. Ltd., Class A	3,837,380	3,602,542
Huaxin Cement Co. Ltd., Class A	447,906	1,828,468
Huayu Automotive Systems Co. Ltd., Class A	735,368	2,671,274
Huazhu Group Ltd., ADR(c)	499,387	22,337,581
Hubei Biocause Pharmaceutical Co. Ltd., Class A	2,196,499	1,805,522
Hundsun Technologies Inc., Class A	283,832	4,618,126
Hutchison China MediTech Ltd., ADR(a)	254,351	8,449,540
HUYA Inc., ADR(a)(c)	231,766	6,656,320
Iflytek Co. Ltd., Class A	555,975	3,059,460
Industrial & Commercial Bank of China Ltd., Class A	12,964,862	9,388,861
Industrial & Commercial Bank of China Ltd., Class H	219,200,085	122,749,672
Industrial Bank Co. Ltd., Class A	4,539,322	10,710,153
Industrial Securities Co. Ltd., Class A	2,874,151	3,449,409
Inner Mongolia BaoTou Steel Union Co. Ltd., Class A(a)	15,261,800	2,584,801
Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd., Class A	1,544,000	2,110,019
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	1,301,670	7,970,630
Inner Mongolia Yitai Coal Co. Ltd., Class B	4,309,617	3,016,732
Innovent Biologics Inc.(a)(b)	3,467,500	23,108,762
Inspur Electronic Information Industry Co. Ltd., Class A	373,590	1,969,091
iQIYI Inc., ADR(a)(c)	817,917	17,707,903
Jafron Biomedical Co. Ltd., Class A	264,027	2,937,809
JD.com Inc., ADR(a)	3,119,666	245,330,534
Jiangsu Expressway Co. Ltd., Class H	4,876,000	4,882,197
Jiangsu Hengli Hydraulic Co. Ltd., Class A	405,888	3,882,193
Jiangsu Hengrui Medicine Co. Ltd., Class A	1,257,518	17,418,327
Jiangsu King’s Luck Brewery JSC Ltd., Class A	418,686	3,330,342
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	338,550	6,974,007
Jiangsu Zhongnan Construction Group Co. Ltd., Class A	1,345,087	1,912,814
Jiangxi Copper Co. Ltd., Class A	460,800	1,050,889
Jiangxi Copper Co. Ltd., Class H	5,006,000	5,903,736
Jiangxi Zhengbang Technology Co. Ltd., Class A	658,324	2,388,523
Jinke Properties Group Co. Ltd., Class A	1,965,882	2,933,403

Security	Shares	Value

China (continued)
Jonjee Hi-Tech Industrial And Commercial Holding Co. Ltd., Class A	286,925	$3,418,392
JOYY Inc.(a)(c)	213,865	18,272,626
Juewei Food Co. Ltd., Class A	211,914	2,914,566
Kaisa Group Holdings Ltd.(a)	9,472,000	4,766,463
KE Holdings Inc.(a)	328,449	16,846,149
Kingboard Holdings Ltd.	2,712,500	8,732,331
Kingboard Laminates Holdings Ltd.	4,217,000	5,316,038
Kingdee International Software Group Co. Ltd.(a)(c)	8,725,000	22,245,505
Kingsoft Corp. Ltd.	3,108,000	16,642,517
Koolearn Technology Holding Ltd.(a)(b)(c)	900,500	4,310,697
Kunlun Energy Co. Ltd.	14,060,000	10,485,836
Kweichow Moutai Co. Ltd., Class A	281,187	73,343,492
KWG Group Holdings Ltd.	4,830,000	9,186,171
Lee & Man Paper Manufacturing Ltd.	5,198,000	3,112,033
Legend Holdings Corp., Class H(b)	1,890,400	2,785,542
Lenovo Group Ltd.(c)	26,288,000	17,570,220
Lens Technology Co. Ltd., Class A	741,900	3,739,207
Lepu Medical Technology Beijing Co. Ltd., Class A	492,235	2,785,605
Li Ning Co. Ltd.	7,685,500	32,526,390
Lingyi iTech Guangdong Co., Class A(a)	1,440,180	2,514,845
Logan Group Co. Ltd.	5,282,000	9,841,368
Longfor Group Holdings Ltd.(b)	6,648,000	35,212,273
LONGi Green Energy Technology Co. Ltd., Class A	852,741	7,878,562
Luxshare Precision Industry Co. Ltd., Class A	1,590,446	12,771,589
Luye Pharma Group Ltd.(b)(c)	6,215,500	3,368,335
Luzhou Laojiao Co. Ltd., Class A	359,939	7,856,578
Maanshan Iron & Steel Co. Ltd., Class A(a)	6,632,700	2,721,197
Mango Excellent Media Co. Ltd., Class A	460,100	4,769,512
Maxscend Microelectronics Co. Ltd., Class A	32,200	1,847,616
Meinian Onehealth Healthcare Holdings Co. Ltd., Class A(a)	1,079,480	2,767,594
Meituan Dianping, Class B(a)(c)	13,081,700	431,434,555
Metallurgical Corp. of China Ltd., Class A	7,613,490	3,134,702
Momo Inc., ADR	561,729	11,459,272
Muyuan Foodstuff Co. Ltd., Class A	862,085	11,051,162
NanJi E-Commerce Co. Ltd., Class A	548,400	1,483,666
Nanjing King-Friend Biochemical Pharmaceutical Co. Ltd., Class A	270,097	1,940,602
Nanjing Securities Co. Ltd., Class A	782,100	1,687,719
NARI Technology Co. Ltd., Class A	1,093,424	3,576,020
NAURA Technology Group Co. Ltd., Class A	119,100	3,204,796
NavInfo Co. Ltd., Class A	688,900	1,653,565
NetEase Inc., ADR	301,528	146,907,457
New China Life Insurance Co. Ltd., Class A	656,892	5,740,126
New China Life Insurance Co. Ltd., Class H	2,811,900	11,229,241
New Hope Liuhe Co. Ltd., Class A	1,008,997	5,598,050
New Oriental Education & Technology Group Inc., ADR(a)	526,939	77,265,066
Nine Dragons Paper Holdings Ltd.	6,207,000	6,887,634
Ninestar Corp., Class A	323,900	1,727,523
Ningbo Joyson Electronic Corp., Class A	312,900	1,048,916
Ningbo Zhoushan Port Co. Ltd., Class A	187,000	101,293
NIO Inc., ADR(a)(c)	3,335,765	63,479,608
Noah Holdings Ltd.(a)(c)	126,166	3,532,648
Offcn Education Technology Co. Ltd., Class A	367,100	1,913,981
OFILM Group Co. Ltd., Class A	748,065	2,065,353
Orient Securities Co. Ltd., Class A	1,562,186	2,693,680
Oriental Pearl Group Co. Ltd., Class A	193,400	301,007

17	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2020	iShares® MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Ovctek China Inc., Class A	251,100	$2,394,361
People’s Insurance Co. Group of China Ltd. (The), Class A	1,205,400	1,270,667
People’s Insurance Co. Group of China Ltd. (The), Class H	30,540,000	9,969,639
Perfect World Co. Ltd., Class A	533,600	2,852,193
PetroChina Co. Ltd., Class A	2,930,500	1,895,434
PetroChina Co. Ltd., Class H	78,472,000	27,135,599
PICC Property & Casualty Co. Ltd., Class H	24,985,192	19,310,762
Pinduoduo Inc., ADR(a)(c)	990,418	88,087,777
Ping An Bank Co. Ltd., Class A	4,349,467	9,576,365
Ping An Healthcare and Technology Co. Ltd.(a)(b)(c)	1,381,900	20,148,604
Ping An Insurance Group Co. of China Ltd., Class A	2,294,084	25,663,435
Ping An Insurance Group Co. of China Ltd., Class H	21,871,500	232,962,243
Poly Developments and Holdings Group Co. Ltd., Class A	2,713,984	6,379,645
Poly Property Services Co. Ltd.(c)	396,600	3,472,102
Postal Savings Bank of China Co. Ltd., Class H(b)	34,980,000	16,564,402
Power Construction Corp. of China Ltd., Class A	4,059,500	2,412,294
RiseSun Real Estate Development Co. Ltd., Class A	2,093,400	2,518,505
Rongsheng Petro Chemical Co. Ltd., Class A	1,474,772	4,263,374
SAIC Motor Corp. Ltd., Class A	1,672,206	4,555,801
Sanan Optoelectronics Co. Ltd., Class A	1,012,400	4,011,671
Sangfor Technologies Inc., Class A	87,900	2,823,159
Sany Heavy Industry Co. Ltd., Class A	2,006,752	6,486,862
SDIC Capital Co. Ltd., Class A	1,138,400	2,523,074
SDIC Power Holdings Co. Ltd., Class A	1,830,790	2,421,754
Seazen Group Ltd.(a)	8,056,000	7,307,430
Seazen Holdings Co. Ltd., Class A	535,373	2,806,172
Semiconductor Manufacturing International Corp.(a)(c)	12,880,499	41,382,996
SF Holding Co. Ltd., Class A	517,200	6,426,158
SG Micro Corp., Class A	34,900	1,452,988
Shaanxi Coal Industry Co. Ltd., Class A	2,194,170	2,604,499
Shandong Gold Mining Co. Ltd., Class A	919,156	3,890,458
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	9,140,000	21,345,909
Shanghai Baosight Software Co. Ltd., Class A	257,030	2,608,897
Shanghai Construction Group Co. Ltd., Class A	6,107,095	2,835,470
Shanghai Electric Group Co. Ltd., Class A(a)	359,700	291,997
Shanghai Electric Group Co. Ltd., Class H(a)	13,170,000	3,874,454
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class A	614,700	4,920,005
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	1,685,000	7,120,346
Shanghai Industrial Holdings Ltd.	2,208,000	3,316,209
Shanghai International Airport Co. Ltd., Class A	240,298	2,680,445
Shanghai International Port Group Co. Ltd., Class A	3,411,699	2,211,653
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	4,465,006	3,835,440
Shanghai M&G Stationery Inc., Class A	301,137	3,055,711
Shanghai Pharmaceuticals Holding Co. Ltd., Class A	424,700	1,376,571
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	3,357,900	5,987,778

Security	Shares	Value

China (continued)
Shanghai Pudong Development Bank Co. Ltd., Class A	6,262,896	$9,473,234
Shanghai RAAS Blood Products Co. Ltd., Class A	1,260,800	1,654,890
Shanxi Meijin Energy Co. Ltd., Class A(a)	1,161,200	1,118,959
Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	223,700	6,441,400
Shengyi Technology Co. Ltd., Class A	589,600	2,135,736
Shennan Circuits Co. Ltd., Class A	128,340	2,598,036
Shenwan Hongyuan Group Co. Ltd., Class A	6,922,970	5,700,788
Shenzhen Expressway Co. Ltd., Class H	2,034,000	1,842,375
Shenzhen Goodix Technology Co. Ltd., Class A	93,100	2,432,454
Shenzhen Inovance Technology Co. Ltd., Class A	555,300	4,524,027
Shenzhen International Holdings Ltd.	3,933,000	6,312,977
Shenzhen Investment Ltd.	11,922,000	4,045,710
Shenzhen Kangtai Biological Products Co. Ltd., Class A	173,886	5,026,818
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	225,432	11,271,353
Shenzhen Overseas Chinese Town Co. Ltd., Class A	3,103,000	3,239,300
Shenzhen Sunway Communication Co. Ltd., Class A	285,240	2,582,888
Shenzhou International Group Holdings Ltd.	3,011,900	48,578,092
Shimao Group Holdings Ltd.	4,405,500	19,838,577
Sichuan Chuantou Energy Co. Ltd., Class A	1,957,760	2,864,115
Sichuan Kelun Pharmaceutical Co. Ltd., Class A	522,478	1,887,257
Sichuan Swellfun Co. Ltd., Class A	171,993	1,910,740
Silergy Corp.	277,000	17,606,632
SINA Corp.(a)	217,138	8,834,260
Sino Biopharmaceutical Ltd.	38,602,750	44,579,087
Sino-Ocean Group Holding Ltd.	12,005,000	2,772,714
Sinopec Engineering Group Co. Ltd., Class H	5,525,000	2,452,340
Sinopec Shanghai Petrochemical Co. Ltd., Class H	14,623,000	3,018,884
Sinopharm Group Co. Ltd., Class H	4,898,400	12,059,311
Sinotruk Hong Kong Ltd.	2,616,500	6,802,768
SOHO China Ltd.(a)	7,902,500	2,436,982
Songcheng Performance Development Co. Ltd., Class A	999,913	2,610,316
Spring Airlines Co. Ltd., Class A	474,173	3,054,468
SSY Group Ltd.	5,972,000	3,806,595
Sun Art Retail Group Ltd.	9,000,500	11,729,457
Sunac China Holdings Ltd.	9,375,000	39,434,721
Suning.com Co. Ltd., Class A	2,478,738	3,564,759
Sunny Optical Technology Group Co. Ltd.(c)	2,636,700	39,090,447
Suzhou Dongshan Precision Manufacturing Co. Ltd., Class A	452,600	1,836,396
TAL Education Group, ADR(a)	1,397,832	103,173,980
TCL Technology Group Corp., Class A	4,094,355	4,232,355
Tencent Holdings Ltd.	21,019,200	1,438,770,295
Tencent Music Entertainment Group, ADR(a)(c)	1,342,575	20,984,447
Tianjin Zhonghuan Semiconductor Co. Ltd., Class A	768,193	2,430,483
Tianma Microelectronics Co. Ltd., Class A	749,179	1,797,159
Tianqi Lithium Corp., Class A(a)	430,704	1,427,474
Tingyi Cayman Islands Holding Corp.	7,402,000	13,905,940
Tongcheng-Elong Holdings Ltd.(a)	3,046,000	5,973,975
Tonghua Dongbao Pharmaceutical Co. Ltd., Class A	724,900	1,506,074
Tongwei Co. Ltd., Class A	964,984	3,437,742

S C H E D U L E O F I N V E S T M E N T S	18

Consolidated Schedule of Investments (continued) August 31, 2020	iShares® MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Topchoice Medical Corp., Class A(a)	115,100	$3,802,805
Topsports International Holdings Ltd.(b)	4,481,000	5,544,769
Transfar Zhilian Co. Ltd., Class A	1,324,798	1,168,288
TravelSky Technology Ltd., Class H	3,595,000	7,477,455
Trip.com Group Ltd., ADR(a)(c)	1,740,072	52,619,777
Tsingtao Brewery Co. Ltd., Class A	282,900	3,608,352
Tsingtao Brewery Co. Ltd., Class H	1,388,000	12,643,988
Unigroup Guoxin Microelectronics Co. Ltd., Class A	165,300	3,024,038
Uni-President China Holdings Ltd.	5,069,000	4,617,606
Unisplendour Corp. Ltd., Class A	623,788	2,987,268
Venustech Group Inc., Class A	343,503	1,912,822
Vinda International Holdings Ltd.	1,296,000	4,431,398
Vipshop Holdings Ltd., ADR(a)(c)	1,634,880	26,991,869
Walvax Biotechnology Co. Ltd., Class A	400,594	3,713,996
Wanda Film Holding Co. Ltd., Class A(a)	359,752	973,289
Wanhua Chemical Group Co. Ltd., Class A	733,791	7,852,002
Want Want China Holdings Ltd.	19,000,000	13,042,328
Weibo Corp., ADR(a)(c)	208,164	7,764,517
Weichai Power Co. Ltd., Class A	1,487,644	3,218,923
Weichai Power Co. Ltd., Class H	7,235,800	14,620,701
Wens Foodstuffs Group Co. Ltd., Class A	1,433,590	5,165,751
Western Securities Co. Ltd., Class A	251,380	358,215
Wharf Holdings Ltd. (The)	5,112,000	9,973,154
Will Semiconductor Ltd., Class A	137,300	3,364,368
Wingtech Technology Co. Ltd., Class A	208,300	4,198,754
Winning Health Technology Group Co. Ltd., Class A	658,524	2,038,313
Wuhan Guide Infrared Co. Ltd., Class A	403,090	2,258,173
Wuhu Sanqi Interactive Entertainment Network Technology Group Co. Ltd., Class A	528,588	3,518,441
Wuliangye Yibin Co. Ltd., Class A	896,428	31,411,594
WUS Printed Circuit Kunshan Co. Ltd., Class A	462,883	1,421,937
WuXi AppTec Co. Ltd., Class A	547,608	8,787,601
WuXi AppTec Co. Ltd., Class H(b)	908,092	13,451,219
Wuxi Biologics Cayman Inc.(a)(b)	3,665,500	95,253,860
Wuxi Lead Intelligent Equipment Co. Ltd., Class A	280,025	1,837,356
XCMG Construction Machinery Co. Ltd., Class A	3,397,169	3,080,151
Xiaomi Corp., Class B(a)(b)	38,663,800	117,236,350
Xinhu Zhongbao Co. Ltd., Class A	2,395,950	1,231,356
Xinjiang Goldwind Science & Technology Co. Ltd., Class A	1,677,793	2,675,003
Xinjiang Goldwind Science & Technology Co. Ltd., Class H	1,873,046	1,611,997
Xinyi Solar Holdings Ltd.	14,870,000	18,783,804
Yantai Jereh Oilfield Services Group Co. Ltd., Class A	330,098	1,650,695
Yanzhou Coal Mining Co. Ltd., Class H	6,562,800	5,055,375
Yealink Network Technology Corp. Ltd., Class A	224,980	1,850,978
Yifeng Pharmacy Chain Co. Ltd., Class A	192,159	2,828,034
Yihai International Holding Ltd.(a)	1,779,000	27,958,452
Yonghui Superstores Co. Ltd., Class A	2,337,900	3,031,114
Yonyou Network Technology Co. Ltd., Class A	789,351	4,830,045
Yuexiu Property Co. Ltd.	24,942,000	4,763,025
Yum China Holdings Inc.(a)	1,323,194	76,361,526
Yunda Holding Co. Ltd., Class A	643,704	1,952,968
Yunnan Baiyao Group Co. Ltd., Class A	326,101	5,509,172
Yunnan Energy New Material Co. Ltd., Class A	162,700	1,857,861
Yuzhou Group Holdings Co. Ltd.	6,987,000	3,263,542
Zai Lab Ltd., ADR(a)(c)	193,006	15,318,886

Security	Shares	Value

China (continued)
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	158,250	$5,819,240
Zhaojin Mining Industry Co. Ltd., Class H	4,172,000	4,672,550
Zhejiang Century Huatong Group Co. Ltd., Class A(a)	1,111,378	1,796,275
Zhejiang Chint Electrics Co. Ltd., Class A(a)	803,923	4,045,936
Zhejiang Dahua Technology Co. Ltd., Class A	1,065,684	3,556,870
Zhejiang Expressway Co. Ltd., Class H	5,902,000	3,982,821
Zhejiang Huahai Pharmaceutical Co. Ltd., Class A	341,394	2,186,688
Zhejiang Huayou Cobalt Co. Ltd., Class A(a)	285,694	1,675,167
Zhejiang Longsheng Group Co. Ltd., Class A	725,700	1,520,451
Zhejiang NHU Co. Ltd., Class A	833,878	3,989,719
Zhejiang Sanhua Intelligent Controls Co. Ltd., Class A	1,061,917	3,503,986
Zhejiang Supor Co. Ltd., Class A	240,082	2,970,726
Zhejiang Wolwo Bio-Pharmaceutical Co. Ltd., Class A	172,647	1,506,374
Zhengzhou Yutong Bus Co. Ltd., Class A	1,003,467	2,081,903
Zhenro Properties Group Ltd.(c)	5,151,000	3,010,784
Zheshang Securities Co. Ltd., Class A	654,700	1,422,357
ZhongAn Online P&C Insurance Co. Ltd., Class H(a)(b)	1,396,400	9,198,044
Zhongji Innolight Co. Ltd., Class A	163,600	1,414,300
Zhongsheng Group Holdings Ltd.	2,135,000	13,333,161
Zhuzhou CRRC Times Electric Co. Ltd., Class H	2,057,000	6,608,814
Zijin Mining Group Co. Ltd., Class A	5,039,700	5,290,502
Zijin Mining Group Co. Ltd., Class H	20,798,000	14,196,037
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A(a)	1,670,468	2,077,979
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H(a)	5,142,600	5,149,136
ZTE Corp., Class A	855,000	4,868,487
ZTE Corp., Class H	2,834,200	8,246,448
ZTO Express Cayman Inc., ADR	1,385,628	46,460,107

		10,077,856,533

Colombia — 0.1%
Bancolombia SA	881,176	6,109,519
Ecopetrol SA	18,517,392	10,814,215
Grupo de Inversiones Suramericana SA	978,862	5,481,656
Interconexion Electrica SA ESP	1,697,617	9,479,544

		31,884,934

Czech Republic — 0.1%
CEZ AS	576,118	11,891,644
Komercni Banka AS(a)	280,300	6,761,641
Moneta Money Bank AS(b)	1,882,725	4,755,903

		23,409,188

Egypt — 0.1%
Commercial International Bank Egypt SAE	5,440,898	23,195,046
Eastern Co. SAE	4,643,222	3,726,295
EISewedy Electric Co.	3,669,043	1,738,455

		28,659,796

Greece — 0.1%
FF Group(a)(d)	246,892	2,953
Hellenic Telecommunications Organization SA	872,163	14,289,974
JUMBO SA	419,090	7,292,618
Motor Oil Hellas Corinth Refineries SA	251,798	3,538,371
OPAP SA	732,748	6,730,217

		31,854,133

19	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2020	iShares® MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Hungary — 0.2%
MOL Hungarian Oil & Gas PLC(a)	1,554,135	$8,777,231
OTP Bank Nyrt(a)	829,203	28,053,649
Richter Gedeon Nyrt	547,285	13,407,344

		50,238,224

India — 8.0%
Adani Ports & Special Economic Zone Ltd.	1,851,024	8,946,124
Ambuja Cements Ltd.	2,396,936	6,856,297
Asian Paints Ltd.	1,044,639	26,952,062
Aurobindo Pharma Ltd.	1,048,239	11,519,485
Avenue Supermarts Ltd.(a)(b)	571,378	17,475,321
Axis Bank Ltd.(a)	8,324,708	56,180,399
Bajaj Auto Ltd.	260,715	10,509,003
Bajaj Finance Ltd.	664,043	31,464,853
Bajaj Finserv Ltd.	142,798	12,009,233
Bandhan Bank Ltd.(a)(b)	2,692,461	11,185,743
Berger Paints India Ltd.	857,865	6,266,671
Bharat Forge Ltd.	805,307	5,374,001
Bharat Petroleum Corp. Ltd.	2,419,264	13,403,198
Bharti Airtel Ltd.	4,722,030	32,916,124
Bharti Infratel Ltd.	1,249,058	3,369,228
Biocon Ltd.(a)	977,390	4,994,671
Bosch Ltd.	25,331	4,409,760
Britannia Industries Ltd.	217,637	11,016,898
Cipla Ltd.	1,283,921	12,446,311
Coal India Ltd.	4,400,935	8,032,682
Colgate-Palmolive India Ltd.	233,852	4,331,063
Container Corp. of India Ltd.	808,120	4,314,658
Dabur India Ltd.	1,958,774	12,629,612
Divi’s Laboratories Ltd.	304,618	12,923,426
DLF Ltd.	2,180,312	4,690,451
Dr. Reddy’s Laboratories Ltd.	425,749	24,667,211
Eicher Motors Ltd.	490,320	13,935,393
GAIL India Ltd.	5,841,470	7,590,756
Godrej Consumer Products Ltd.	1,488,230	13,168,280
Grasim Industries Ltd.	1,093,576	10,026,149
Havells India Ltd.	924,262	7,729,232
HCL Technologies Ltd.	3,985,663	37,600,032
HDFC Asset Management Co. Ltd.(b)	153,928	5,041,674
HDFC Life Insurance Co. Ltd.(a)(b)	2,568,371	20,056,375
Hero MotoCorp Ltd.	360,693	14,730,309
Hindalco Industries Ltd.	4,254,208	10,706,681
Hindustan Petroleum Corp. Ltd.	2,251,452	6,164,863
Hindustan Unilever Ltd.	3,016,508	86,771,093
Housing Development Finance Corp. Ltd.	6,028,202	150,083,660
ICICI Bank Ltd.(a)	18,769,627	100,621,469
ICICI Lombard General Insurance Co. Ltd.(b)	738,131	12,602,102
ICICI Prudential Life Insurance Co. Ltd.(b)	1,257,235	7,218,971
Indian Oil Corp. Ltd.	6,756,390	7,875,533
Indraprastha Gas Ltd.(a)	753,041	4,035,418
Info Edge India Ltd.	224,514	9,954,626
Infosys Ltd.	12,491,922	157,592,620
InterGlobe Aviation Ltd.(a)(b)	342,460	5,579,063
ITC Ltd.	10,855,398	28,182,815
JSW Steel Ltd.	3,091,903	11,333,022
Jubilant Foodworks Ltd.	273,336	7,787,054
Larsen & Toubro Ltd.	1,654,446	21,239,259
LIC Housing Finance Ltd.	1,081,568	4,427,218
Lupin Ltd.	825,308	10,399,952
Mahindra & Mahindra Ltd.	2,772,527	22,859,717
Marico Ltd.	1,633,876	8,188,525

Security	Shares	Value

India (continued)
Maruti Suzuki India Ltd.	436,540	$40,565,320
Motherson Sumi Systems Ltd.	3,405,225	5,074,934
Nestle India Ltd.	85,776	18,586,266
NTPC Ltd.	8,435,019	11,046,916
Oil & Natural Gas Corp. Ltd.	9,100,831	10,132,298
Page Industries Ltd.	20,632	5,322,205
Petronet LNG Ltd.	2,372,115	7,745,649
Pidilite Industries Ltd.	454,176	8,655,614
Piramal Enterprises Ltd.	350,374	6,508,391
Power Grid Corp. of India Ltd.	6,618,596	16,090,721
REC Ltd.	2,530,279	3,648,937
Reliance Industries Ltd.	10,462,932	295,760,929
SBI Life Insurance Co. Ltd.(a)(b)	1,452,955	16,339,143
Shree Cement Ltd.	32,260	8,889,442
Shriram Transport Finance Co. Ltd.	347,342	3,314,749
Siemens Ltd.	252,967	3,986,058
State Bank of India(a)	6,513,327	18,759,302
Sun Pharmaceutical Industries Ltd.	3,101,187	21,918,861
Tata Consultancy Services Ltd.	3,290,522	100,907,255
Tata Consumer Products Ltd.	1,577,203	11,406,773
Tata Motors Ltd.(a)	6,024,368	11,720,130
Tata Steel Ltd.	1,224,409	6,869,965
Tech Mahindra Ltd.	1,689,374	17,006,774
Titan Co. Ltd.	1,123,939	16,803,924
Torrent Pharmaceuticals Ltd.	179,831	6,502,574
UltraTech Cement Ltd.	417,573	22,146,417
United Spirits Ltd.(a)	1,102,193	8,185,495
UPL Ltd.	1,848,899	12,708,630
Vedanta Ltd.	6,781,802	11,853,124
Wipro Ltd.	4,180,701	15,409,084
Zee Entertainment Enterprises Ltd.	3,151,248	8,714,282

		1,914,966,508

Indonesia — 1.4%
Ace Hardware Indonesia Tbk PT	15,303,900	1,623,658
Adaro Energy Tbk PT	54,984,700	4,096,714
Astra International Tbk PT	73,673,200	25,801,430
Bank Central Asia Tbk PT	36,287,600	78,181,868
Bank Mandiri Persero Tbk PT	68,454,100	27,969,229
Bank Negara Indonesia Persero Tbk PT	27,444,176	9,611,351
Bank Rakyat Indonesia Persero Tbk PT	203,500,610	49,049,761
Barito Pacific Tbk PT(a)	99,649,100	5,748,000
Charoen Pokphand Indonesia Tbk PT(a)	27,570,545	11,927,515
Gudang Garam Tbk PT(a)	1,783,400	5,817,099
Hanjaya Mandala Sampoerna Tbk PT	34,021,200	3,854,763
Indah Kiat Pulp & Paper Corp. Tbk PT	10,351,300	6,610,616
Indocement Tunggal Prakarsa Tbk PT	5,865,200	4,782,781
Indofood CBP Sukses Makmur Tbk PT	8,491,100	5,961,991
Indofood Sukses Makmur Tbk PT	16,047,700	8,402,658
Kalbe Farma Tbk PT	79,155,415	8,588,193
Perusahaan Gas Negara Tbk PT	40,068,700	3,453,131
Semen Indonesia Persero Tbk PT	11,042,300	7,999,743
Telekomunikasi Indonesia Persero Tbk PT	179,736,300	35,299,284
Unilever Indonesia Tbk PT	27,825,300	15,715,920
United Tractors Tbk PT	6,218,053	9,820,787
XL Axiata Tbk PT	13,076,900	2,191,082

		332,507,574

Malaysia — 1.7%
AMMB Holdings Bhd	6,530,175	4,577,628
Axiata Group Bhd	10,384,900	7,504,153

S C H E D U L E O F I N V E S T M E N T S	20

Consolidated Schedule of Investments (continued) August 31, 2020	iShares® MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Malaysia (continued)
Carlsberg Brewery Malaysia Bhd	564,000	$2,954,382
CIMB Group Holdings Bhd(c)	21,380,200	16,937,861
Dialog Group Bhd	14,283,712	12,310,293
DiGi.Com Bhd	11,723,400	11,116,896
Fraser & Neave Holdings Bhd	525,000	3,859,201
Gamuda Bhd	6,582,100	5,372,498
Genting Bhd	8,230,100	6,934,978
Genting Malaysia Bhd	11,285,200	6,176,991
Genting Plantations Bhd	1,161,600	2,771,889
HAP Seng Consolidated Bhd	2,348,400	4,059,172
Hartalega Holdings Bhd	6,205,200	24,609,268
Hong Leong Bank Bhd	2,511,900	8,442,348
Hong Leong Financial Group Bhd	913,300	2,705,587
IHH Healthcare Bhd	8,374,600	10,776,103
IJM Corp. Bhd	183,800	52,949
IOI Corp. Bhd	7,740,520	8,287,773
Kossan Rubber Industries	2,167,500	8,315,124
Kuala Lumpur Kepong Bhd	1,668,600	9,077,056
Malayan Banking Bhd	14,414,500	25,365,091
Malaysia Airports Holdings Bhd	3,991,900	4,887,454
Maxis Bhd(c)	8,908,600	10,693,314
MISC Bhd	4,720,100	8,623,205
Nestle Malaysia Bhd	267,700	8,945,826
Petronas Chemicals Group Bhd	8,992,000	11,786,417
Petronas Dagangan Bhd	1,009,300	4,991,377
Petronas Gas Bhd	2,700,800	10,698,164
PPB Group Bhd	2,345,760	10,136,521
Press Metal Aluminium Holdings Bhd	5,560,200	6,954,421
Public Bank Bhd	10,760,530	42,416,973
QL Resources Bhd	2,336,100	5,383,882
RHB Bank Bhd	5,954,125	6,546,607
Sime Darby Bhd	10,111,773	5,316,236
Sime Darby Plantation Bhd	8,141,373	9,967,832
Supermax Corp. Bhd(a)	2,568,600	13,652,336
Telekom Malaysia Bhd(c)	4,264,400	4,248,532
Tenaga Nasional Bhd	8,203,750	21,388,243
Top Glove Corp. Bhd	5,698,300	35,950,384
Westports Holdings Bhd	3,610,400	3,163,596
YTL Corp. Bhd(a)	11,620,989	1,869,178

		409,827,739

Mexico — 1.6%
Alfa SAB de CV, Class A	10,842,700	6,970,519
America Movil SAB de CV, Series L, NVS	123,286,900	74,864,429
Arca Continental SAB de CV	1,587,436	7,240,873
Becle SAB de CV	1,533,000	2,928,572
Cemex SAB de CV, CPO, NVS	55,836,473	17,909,716
Coca-Cola Femsa SAB de CV	1,884,003	7,902,379
Fibra Uno Administracion SA de CV	11,647,700	9,089,953
Fomento Economico Mexicano SAB de CV	7,113,100	41,392,873
Gruma SAB de CV, Class B	792,770	9,374,797
Grupo Aeroportuario del Pacifico SAB de CV, Class B	1,410,300	10,966,136
Grupo Aeroportuario del Sureste SAB de CV, Class B(a)(c)	773,235	8,761,163
Grupo Bimbo SAB de CV, Series A(c)	5,878,500	10,856,665
Grupo Carso SAB de CV, Series A1	1,774,241	3,502,922
Grupo Financiero Banorte SAB de CV, Class O(a)	9,551,356	33,023,445
Grupo Financiero Inbursa SAB de CV, Class O(a)(c)	8,622,300	6,307,367
Grupo Mexico SAB de CV, Series B	11,415,388	30,460,507

Security	Shares	Value

Mexico (continued)
Grupo Televisa SAB, CPO(a)	8,820,200	$10,889,235
Industrias Penoles SAB de CV	518,673	8,651,265
Infraestructura Energetica Nova SAB de CV	2,002,100	5,862,862
Kimberly-Clark de Mexico SAB de CV, Class A	5,607,200	9,008,003
Megacable Holdings SAB de CV, CPO	1,164,560	3,351,715
Orbia Advance Corp. SAB de CV	3,891,334	6,251,453
Promotora y Operadora de Infraestructura SAB de CV(a)(c)	865,905	6,436,326
Wal-Mart de Mexico SAB de CV	18,836,400	45,210,458

		377,213,633

Pakistan — 0.0%
Habib Bank Ltd.(a)	2,354,165	1,911,191
MCB Bank Ltd.(a)	1,637,146	1,690,968
Oil & Gas Development Co. Ltd.	2,671,630	1,850,986

		5,453,145

Peru — 0.3%
Cia. de Minas Buenaventura SAA, ADR	805,741	11,344,833
Credicorp Ltd.	247,489	32,292,365
Southern Copper Corp.	312,727	15,042,169

		58,679,367

Philippines — 0.7%
Aboitiz Equity Ventures Inc.	7,379,120	7,305,306
Aboitiz Power Corp.	5,251,564	2,886,546
Ayala Corp.	1,055,296	15,964,930
Ayala Land Inc.	28,102,900	16,693,071
Bank of the Philippine Islands	3,283,924	4,537,958
BDO Unibank Inc.	7,394,521	13,115,991
Globe Telecom Inc.	124,310	5,353,394
GT Capital Holdings Inc.	360,342	2,972,812
International Container Terminal Services Inc.	3,674,900	7,958,431
JG Summit Holdings Inc.	10,681,454	14,165,567
Jollibee Foods Corp.	1,674,579	4,666,095
Manila Electric Co.	802,850	4,454,298
Megaworld Corp.(a)	41,987,900	2,520,053
Metro Pacific Investments Corp.	53,871,500	3,733,283
Metropolitan Bank & Trust Co.	6,428,165	4,441,446
PLDT Inc.	318,163	9,705,333
Puregold Price Club Inc.	2,725,270	3,035,260
Robinsons Land Corp.	7,974,506	2,404,605
SM Investments Corp.	908,107	15,920,201
SM Prime Holdings Inc.	37,785,425	22,756,201
Universal Robina Corp.	3,308,760	9,403,880

		173,994,661

Poland — 0.7%
Bank Polska Kasa Opieki SA(a)	673,808	9,606,018
CD Projekt SA(a)	249,723	29,849,269
Cyfrowy Polsat SA(a)	974,271	7,637,904
Dino Polska SA(a)(b)	183,234	11,168,206
Grupa Lotos SA	347,705	3,834,797
KGHM Polska Miedz SA(a)	512,724	19,126,434
LPP SA(a)	4,838	9,475,414
mBank SA(a)	54,370	2,787,749
Orange Polska SA(a)	2,468,852	4,862,263
PGE Polska Grupa Energetyczna SA(a)	3,097,452	5,098,040
Polski Koncern Naftowy ORLEN SA	1,101,611	15,206,439
Polskie Gornictwo Naftowe i Gazownictwo SA	6,373,105	8,911,976
Powszechna Kasa Oszczednosci Bank Polski SA(a)	3,200,289	18,816,763
Powszechny Zaklad Ubezpieczen SA(a)	2,184,514	16,178,939

21	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2020	iShares® MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Poland (continued)
Santander Bank Polska SA(a)	129,858	$5,362,742

		167,922,953

Qatar — 0.8%
Barwa Real Estate Co.	7,018,511	6,518,759
Commercial Bank PSQC (The)	7,545,834	8,535,165
Industries Qatar QSC	6,602,655	17,726,938
Masraf Al Rayan QSC	13,930,676	15,817,813
Mesaieed Petrochemical Holding Co.	16,444,205	9,492,638
Ooredoo QPSC	3,089,576	5,553,245
Qatar Electricity & Water Co. QSC	1,973,329	9,242,004
Qatar Fuel QSC	1,875,552	9,396,911
Qatar International Islamic Bank QSC	1,916,940	4,468,075
Qatar Islamic Bank SAQ	4,382,357	19,092,638
Qatar National Bank QPSC	16,571,311	81,220,857

		187,065,043

Russia — 3.1%
Alrosa PJSC	9,336,080	8,274,717
Gazprom PJSC	40,567,049	98,976,816
Gazprom PJSC, ADR	1,391,486	6,770,971
Inter RAO UES PJSC	135,515,000	9,513,593
LUKOIL PJSC	1,534,863	102,986,393
Magnit PJSC, GDR(e)	1,328,469	19,488,640
Magnitogorsk Iron & Steel Works PJSC	8,272,000	4,193,477
MMC Norilsk Nickel PJSC	232,377	60,391,764
Mobile TeleSystems PJSC, ADR	1,697,697	15,822,536
Moscow Exchange MICEX-RTS PJSC	5,002,920	9,229,688
Novatek PJSC, GDR(e)	337,838	50,033,808
Novolipetsk Steel PJSC	4,358,810	9,077,685
PhosAgro PJSC, GDR, Registered Shares(e)	475,120	5,663,430
Polymetal International PLC	866,089	23,128,244
Polyus PJSC	123,418	29,978,631
Rosneft Oil Co. PJSC	4,318,797	21,681,255
Rosneft Oil Co. PJSC, GDR(e)	43,520	221,082
Sberbank of Russia PJSC(a)	39,342,681	119,508,918
Severstal PAO	734,218	9,210,603
Surgutneftegas PJSC	21,401,560	10,553,330
Surgutneftegas PJSC, ADR	578,751	2,875,235
Tatneft PJSC	5,235,339	38,485,447
VTB Bank PJSC(a)	12,032,231,998	5,694,427
X5 Retail Group NV, GDR(e)	459,415	16,538,671
Yandex NV, Class A(a)	856,977	59,757,626

		738,056,987

Saudi Arabia — 2.7%
Abdullah Al Othaim Markets Co.	130,281	4,335,231
Advanced Petrochemical Co.	338,692	4,975,917
Al Rajhi Bank	4,503,439	77,930,166
Alinma Bank(a)	3,971,808	16,414,837
Almarai Co. JSC	937,777	13,427,355
Arab National Bank	2,091,507	11,577,194
Bank AlBilad	1,338,652	8,573,483
Bank Al-Jazira	1,745,347	6,077,732
Banque Saudi Fransi	2,128,705	18,134,390
Bupa Arabia for Cooperative Insurance Co.(a)	221,592	7,326,430
Co for Cooperative Insurance (The)(a)	212,703	4,480,406
Dar Al Arkan Real Estate Development Co.(a)	2,186,499	4,728,101
Emaar Economic City(a)	1,357,733	2,921,491
Etihad Etisalat Co.(a)	1,532,395	10,950,202
Jarir Marketing Co.	207,484	9,039,685
National Commercial Bank(a)	5,428,751	53,846,748

Security	Shares	Value

Saudi Arabia (continued)
National Industrialization Co.(a)	1,287,690	$4,058,312
Rabigh Refining & Petrochemical Co.(a)	836,977	3,186,826
Riyad Bank	4,846,395	24,784,721
Sahara International Petrochemical Co.	1,295,180	5,497,811
Samba Financial Group	3,756,064	27,591,239
Saudi Airlines Catering Co.	121,795	2,601,229
Saudi Arabian Fertilizer Co.	699,883	15,470,224
Saudi Arabian Mining Co.(a)	1,626,545	17,087,516
Saudi Arabian Oil Co.(b)	7,680,142	72,799,010
Saudi Basic Industries Corp.	3,323,719	77,987,247
Saudi British Bank (The)	2,571,582	18,410,318
Saudi Cement Co.	259,184	3,890,749
Saudi Electricity Co.	3,171,956	13,464,395
Saudi Industrial Investment Group	771,514	4,505,101
Saudi Kayan Petrochemical Co.(a)	3,102,010	7,510,099
Saudi Telecom Co.	2,213,905	56,669,168
Savola Group (The)	969,075	12,557,705
Yanbu National Petrochemical Co.	902,662	12,876,433

		635,687,471

South Africa — 3.5%
Absa Group Ltd.	2,622,810	11,959,688
Anglo American Platinum Ltd.	202,273	15,093,778
AngloGold Ashanti Ltd.	1,548,228	45,206,019
Aspen Pharmacare Holdings Ltd.(a)	1,451,370	11,640,088
Bid Corp. Ltd.	1,252,734	20,698,164
Bidvest Group Ltd. (The)	1,013,325	8,141,292
Capitec Bank Holdings Ltd.(c)	255,448	12,590,516
Clicks Group Ltd.	921,022	12,504,099
Discovery Ltd.	1,495,967	10,687,339
Exxaro Resources Ltd.	942,969	7,635,593
FirstRand Ltd.	17,508,974	39,118,404
Gold Fields Ltd.	3,265,236	42,223,286
Growthpoint Properties Ltd.	10,484,802	7,556,670
Harmony Gold Mining Co. Ltd.(a)	1,866,823	12,188,551
Impala Platinum Holdings Ltd.	2,975,014	27,459,777
Kumba Iron Ore Ltd.	236,851	7,423,766
Life Healthcare Group Holdings Ltd.	5,116,115	4,994,941
Momentum Metropolitan Holdings	3,561,153	3,186,724
Mr. Price Group Ltd.	958,978	6,559,514
MTN Group Ltd.	6,240,136	22,494,509
MultiChoice Group Ltd.(a)	1,619,331	9,261,240
Naspers Ltd., Class N	1,598,346	291,789,838
Nedbank Group Ltd.	1,362,150	7,718,012
NEPI Rockcastle PLC	1,478,499	6,919,807
Northam Platinum Ltd.(a)	1,334,890	12,611,179
Old Mutual Ltd.	17,615,937	11,635,643
Pepkor Holdings Ltd.(b)	2,566,982	1,469,769
Pick n Pay Stores Ltd.	61,507	151,505
Rand Merchant Investment Holdings Ltd.	2,970,728	5,272,916
Reinet Investments SCA	567,633	10,826,449
Remgro Ltd.	1,891,470	9,816,161
Sanlam Ltd.	6,812,653	22,109,329
Sasol Ltd.(a)	2,078,239	16,998,839
Shoprite Holdings Ltd.	1,814,361	11,834,244
Sibanye Stillwater Ltd.(a)	8,471,448	25,647,492
SPAR Group Ltd. (The)	697,362	6,654,500
Standard Bank Group Ltd.	4,711,509	29,365,498
Tiger Brands Ltd.	589,502	6,000,019
Vodacom Group Ltd.	2,323,482	17,537,292

S C H E D U L E O F I N V E S T M E N T S	22

Consolidated Schedule of Investments (continued) August 31, 2020	iShares® MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

South Africa (continued)
Woolworths Holdings Ltd.	3,586,008	$6,729,090

		839,711,540

South Korea — 10.8%
Alteogen Inc.(a)	63,509	11,173,820
Amorepacific Corp.	118,157	16,710,477
AMOREPACIFIC Group	108,975	4,678,614
BGF retail Co. Ltd.	30,264	3,248,304
BNK Financial Group Inc.	1,037,991	4,438,921
Celltrion Healthcare Co. Ltd.(a)	251,761	21,214,981
Celltrion Inc.(a)(c)	347,940	86,992,323
Celltrion Pharm Inc.(a)	57,994	5,423,970
Cheil Worldwide Inc.	267,934	4,116,336
CJ CheilJedang Corp.	30,743	10,533,211
CJ Corp.	54,910	3,744,179
CJ ENM Co. Ltd.	41,099	4,106,786
CJ Logistics Corp.(a)	33,715	4,299,876
Coway Co. Ltd.(a)	181,557	12,196,522
Daelim Industrial Co. Ltd.	101,937	7,457,130
Daewoo Engineering & Construction Co. Ltd.(a)	8,037	19,925
Daewoo Shipbuilding & Marine Engineering Co. Ltd.(a)	140,201	2,614,237
DB Insurance Co. Ltd.	185,007	6,798,178
Doosan Bobcat Inc.	187,905	4,160,200
Douzone Bizon Co. Ltd.	71,060	6,041,805
E-MART Inc.	70,543	7,126,155
Fila Holdings Corp.	184,040	5,376,032
GS Engineering & Construction Corp.	219,932	4,573,045
GS Holdings Corp.	189,189	5,176,061
GS Retail Co. Ltd.	100,051	2,775,217
Hana Financial Group Inc.	1,103,288	26,191,364
Hankook Tire & Technology Co. Ltd.	272,547	6,768,361
Hanmi Pharm Co. Ltd.	24,499	6,321,192
Hanon Systems	688,305	7,474,648
Hanwha Corp.	141,429	3,274,095
Hanwha Solutions Corp.	390,269	13,125,050
HLB Inc.(a)(c)	162,481	11,872,507
Hotel Shilla Co. Ltd.(c)	116,109	6,871,338
Hyundai Department Store Co. Ltd.	672	30,378
Hyundai Engineering & Construction Co. Ltd.	287,623	7,808,605
Hyundai Glovis Co. Ltd.	70,129	8,589,755
Hyundai Heavy Industries Holdings Co. Ltd.	36,117	6,871,321
Hyundai Marine & Fire Insurance Co. Ltd.	231,863	4,313,639
Hyundai Mobis Co. Ltd.(a)	245,315	46,258,574
Hyundai Motor Co.(a)	545,003	80,977,380
Hyundai Steel Co.	319,192	6,744,439
Industrial Bank of Korea	933,628	6,358,322
Kakao Corp.	207,638	71,141,229
Kangwon Land Inc.	420,089	7,302,667
KB Financial Group Inc.	1,453,646	45,093,741
Kia Motors Corp.	964,865	34,479,770
KMW Co. Ltd.(a)(c)	97,976	6,301,344
Korea Aerospace Industries Ltd.(c)	276,360	5,222,899
Korea Electric Power Corp.(a)	936,728	16,165,438
Korea Gas Corp.	100,922	2,005,017
Korea Investment Holdings Co. Ltd.	155,891	7,992,055
Korea Shipbuilding & Offshore Engineering Co. Ltd.(a)	142,678	10,353,433
Korea Zinc Co. Ltd.	31,935	10,713,105
Korean Air Lines Co. Ltd.(a)	288,959	4,293,397
KT&G Corp.	425,547	29,769,304

Security	Shares	Value

South Korea (continued)
Kumho Petrochemical Co. Ltd.	68,546	$5,799,203
LG Chem Ltd.	168,391	104,898,847
LG Corp.	344,625	23,992,329
LG Display Co. Ltd.(a)	857,763	10,542,419
LG Electronics Inc.	386,980	27,429,679
LG Household & Health Care Ltd.	34,410	42,668,516
LG Innotek Co. Ltd.	53,979	6,588,901
LG Uplus Corp.	726,453	7,307,950
Lotte Chemical Corp.(c)	63,212	10,083,908
Lotte Corp.	99,262	2,506,827
Lotte Shopping Co. Ltd.	41,398	2,648,580
Meritz Securities Co. Ltd.	1,002,331	2,704,328
Mirae Asset Daewoo Co. Ltd.	1,151,713	9,016,694
NAVER Corp.	455,693	123,714,953
NCSoft Corp.	61,091	42,427,877
Netmarble Corp.(a)(b)(c)	81,196	11,380,700
NH Investment & Securities Co. Ltd.	457,789	3,452,975
Orion Corp./Republic of Korea	90,110	10,657,846
Ottogi Corp.	5,201	2,635,745
Pan Ocean Co. Ltd.(a)	1,033,319	2,953,210
Pearl Abyss Corp.(a)(c)	23,422	3,588,521
POSCO	270,851	42,067,522
POSCO Chemical Co. Ltd.	81,791	6,127,956
Posco International Corp.	182,200	2,085,967
S-1 Corp.	66,199	4,859,460
Samsung Biologics Co. Ltd.(a)(b)	61,233	40,103,775
Samsung C&T Corp.	310,836	28,260,197
Samsung Card Co. Ltd.	111,382	2,695,709
Samsung Electro-Mechanics Co. Ltd.	206,858	21,680,125
Samsung Electronics Co. Ltd.	17,500,285	795,534,464
Samsung Engineering Co. Ltd.(a)	584,998	5,564,843
Samsung Fire & Marine Insurance Co. Ltd.	114,177	17,973,819
Samsung Heavy Industries Co. Ltd.(a)	1,751,560	7,608,426
Samsung Life Insurance Co. Ltd.	259,510	13,369,822
Samsung SDI Co. Ltd.	202,703	77,214,502
Samsung SDS Co. Ltd.	129,672	17,192,811
Samsung Securities Co. Ltd.	230,796	5,857,816
Seegene Inc.	65,409	14,481,494
Shin Poong Pharmaceutical Co. Ltd.(a)	72,042	8,278,250
Shinhan Financial Group Co. Ltd.	1,683,471	42,019,459
Shinsegae Inc.	27,526	4,703,913
SK Holdings Co. Ltd.	129,739	23,372,461
SK Hynix Inc.	2,007,217	126,897,884
SK Innovation Co. Ltd.	205,535	25,088,454
SK Telecom Co. Ltd.	127,447	26,607,337
S-Oil Corp.(c)	167,019	7,943,912
Woori Financial Group Inc.	2,010,227	14,316,458
Yuhan Corp.	178,349	10,059,250

		2,594,646,766

Taiwan — 12.1%
Accton Technology Corp.	1,896,000	15,120,699
Acer Inc.(a)	10,633,121	8,461,850
Advantech Co. Ltd.(c)	1,429,455	14,785,870
Airtac International Group	463,000	10,272,583
ASE Technology Holding Co. Ltd.(c)	12,244,110	25,538,556
Asia Cement Corp.(c)	8,081,077	11,705,120
ASMedia Technology Inc.	86,000	5,173,219
Asustek Computer Inc.(c)	2,499,968	20,704,198
AU Optronics Corp.(a)(c)	32,045,000	11,412,854
Catcher Technology Co. Ltd.	2,507,210	17,132,580

23	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2020	iShares® MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Taiwan (continued)
Cathay Financial Holding Co. Ltd.	28,757,710	$39,057,129
Chailease Holding Co. Ltd.	4,511,990	19,913,866
Chang Hwa Commercial Bank Ltd.(c)	20,732,653	12,895,418
Cheng Shin Rubber Industry Co. Ltd.(c)	6,839,128	8,391,139
Chicony Electronics Co. Ltd.	2,210,998	6,668,825
China Development Financial Holding Corp.	47,745,848	13,896,684
China Life Insurance Co. Ltd.	10,062,490	7,047,498
China Steel Corp.(c)	42,068,313	28,531,583
Chunghwa Telecom Co. Ltd.	13,509,410	49,955,557
Compal Electronics Inc.(c)	13,775,908	8,685,797
CTBC Financial Holding Co. Ltd.	64,122,772	41,413,238
Delta Electronics Inc.	7,147,000	46,036,603
E.Sun Financial Holding Co. Ltd.	41,773,186	38,724,355
Eclat Textile Co. Ltd.	712,427	9,408,703
Eva Airways Corp.	8,645,109	3,388,332
Evergreen Marine Corp. Taiwan Ltd.(a)	8,650,810	5,130,075
Far Eastern New Century Corp.(c)	10,909,038	9,833,991
Far EasTone Telecommunications Co. Ltd.	5,563,000	11,622,170
Feng TAY Enterprise Co. Ltd.(c)	1,452,137	8,438,197
First Financial Holding Co. Ltd.(c)	37,751,586	27,340,838
Formosa Chemicals & Fibre Corp.	12,965,090	29,958,697
Formosa Petrochemical Corp.	4,327,000	12,092,565
Formosa Plastics Corp.(c)	14,166,280	37,755,503
Formosa Taffeta Co. Ltd.(c)	3,109,000	3,353,607
Foxconn Technology Co. Ltd.(c)	3,524,637	6,270,506
Fubon Financial Holding Co. Ltd.	23,540,969	34,338,854
Giant Manufacturing Co. Ltd.	1,122,203	11,665,113
Globalwafers Co. Ltd.(c)	814,000	10,930,457
Highwealth Construction Corp.(c)	2,993,170	4,733,333
Hiwin Technologies Corp.	914,278	10,033,486
Hon Hai Precision Industry Co. Ltd.(c)	45,563,873	119,416,589
Hotai Motor Co. Ltd.	1,137,000	23,134,093
Hua Nan Financial Holdings Co. Ltd.	31,187,327	19,185,497
Innolux Corp.(a)(c)	30,721,002	9,548,780
Inventec Corp.(c)	9,077,281	7,038,091
Largan Precision Co. Ltd.(c)	371,000	42,800,641
Lite-On Technology Corp.	7,715,246	12,200,720
MediaTek Inc.	5,550,338	105,174,852
Mega Financial Holding Co. Ltd.(c)	39,374,162	39,251,376
Micro-Star International Co. Ltd.	2,513,000	11,605,116
Nan Ya Plastics Corp.	19,156,160	40,151,452
Nanya Technology Corp.(c)	4,577,000	8,095,915
Nien Made Enterprise Co. Ltd.	623,000	7,176,661
Novatek Microelectronics Corp.	2,152,000	17,602,372
Pegatron Corp.	7,069,414	15,058,479
Phison Electronics Corp.(c)	565,535	5,338,963
Pou Chen Corp.(c)	8,620,220	8,137,965
Powertech Technology Inc.	2,736,300	8,057,404
President Chain Store Corp.	2,095,000	19,278,156
Quanta Computer Inc.	10,243,000	26,880,391
Realtek Semiconductor Corp.(c)	1,798,637	23,294,039
Ruentex Development Co. Ltd.(c)	3,267,687	4,811,072
Shanghai Commercial & Savings Bank Ltd. (The)	12,647,318	18,017,412
Shin Kong Financial Holding Co. Ltd.(c)	40,784,582	11,536,971
SinoPac Financial Holdings Co. Ltd.	39,310,626	14,469,429
Standard Foods Corp.	1,718,615	3,731,090
Synnex Technology International Corp.	4,855,834	7,232,076
Taishin Financial Holding Co. Ltd.	35,883,877	16,204,399
Taiwan Business Bank(c)	18,747,817	6,389,522
Taiwan Cement Corp.(c)	18,017,726	26,343,590

Security	Shares	Value

Taiwan (continued)
Taiwan Cooperative Financial Holding Co. Ltd.	34,233,975	$23,393,187
Taiwan High Speed Rail Corp.	7,370,000	8,163,352
Taiwan Mobile Co. Ltd.	5,847,600	20,228,393
Taiwan Semiconductor Manufacturing Co. Ltd.	90,272,000	1,312,169,044
Uni-President Enterprises Corp.	17,634,839	40,027,956
United Microelectronics Corp.(c)	41,047,000	29,657,529
Vanguard International Semiconductor Corp.(c)	3,319,000	10,576,368
Walsin Technology Corp.(c)	1,188,000	6,478,196
Win Semiconductors Corp.(c)	1,253,000	12,213,350
Winbond Electronics Corp.(c)	11,177,000	4,628,276
Wistron Corp.	10,398,940	11,305,700
Wiwynn Corp.(c)	296,000	7,888,895
WPG Holdings Ltd.	5,867,449	8,218,808
Yageo Corp.(c)	1,369,861	15,546,707
Yuanta Financial Holding Co. Ltd.	35,585,980	22,315,902
Zhen Ding Technology Holding Ltd.(c)	2,100,075	8,803,545

		2,916,597,969

Thailand — 1.9%
Advanced Info Service PCL, NVDR	4,307,900	25,330,410
Airports of Thailand PCL, NVDR(c)	15,797,700	28,425,454
Asset World Corp. PCL, NVDR(c)	23,559,300	2,997,665
B Grimm Power PCL, NVDR	2,850,600	4,236,172
Bangkok Bank PCL, Foreign(c)	1,732,600	5,928,891
Bangkok Commercial Asset Management PCL, NVDR(c)	6,544,500	4,899,569
Bangkok Dusit Medical Services PCL, NVDR	34,664,400	23,167,147
Bangkok Expressway & Metro PCL, NVDR	28,732,400	8,354,991
Berli Jucker PCL, NVDR(c)	4,249,600	5,052,139
BTS Group Holdings PCL, NVDR	26,920,300	8,995,779
Bumrungrad Hospital PCL, NVDR	1,495,500	5,309,752
Central Pattana PCL, NVDR(c)	8,699,700	13,137,952
Central Retail Corp. PCL, NVDR(a)	6,392,934	6,111,006
Charoen Pokphand Foods PCL, NVDR	14,801,900	15,338,140
CP ALL PCL, NVDR(a)	21,215,900	43,287,321
Electricity Generating PCL, NVDR	1,102,900	7,867,099
Energy Absolute PCL, NVDR(c)	5,833,400	7,872,208
Global Power Synergy PCL, NVDR	2,626,600	5,401,314
Gulf Energy Development PCL, NVDR	8,282,700	8,383,165
Home Product Center PCL, NVDR	22,909,214	10,967,862
Indorama Ventures PCL, NVDR(c)	6,356,980	4,840,884
Intouch Holdings PCL, NVDR	8,388,800	14,690,002
IRPC PCL, NVDR(c)	42,763,800	3,215,272
Kasikornbank PCL, Foreign(c)	4,374,800	11,842,779
Kasikornbank PCL, NVDR	2,101,100	5,687,772
Krung Thai Bank PCL, NVDR	12,081,700	3,707,293
Krungthai Card PCL, NVDR	2,515,900	2,485,788
Land & Houses PCL, NVDR	29,763,700	7,076,918
Minor International PCL, NVDR(a)(c)	11,279,720	8,118,426
Muangthai Capital PCL, NVDR(a)(c)	2,662,200	4,255,585
Osotspa PCL, NVDR	2,593,000	3,228,492
PTT Exploration & Production PCL, NVDR	5,149,939	14,727,113
PTT Global Chemical PCL, NVDR	8,400,630	12,483,867
PTT PCL, NVDR	42,149,100	48,754,682
Ratch Group PCL, NVDR	2,857,400	5,141,438
Siam Cement PCL (The), NVDR	2,838,900	32,290,806
Siam Commercial Bank PCL (The), NVDR(c)	3,096,100	7,212,379
Srisawad Corp PCL, NVDR(c)	2,674,500	3,931,509
Thai Oil PCL, NVDR(c)	4,361,600	5,815,934
Thai Union Group PCL, NVDR	11,714,200	5,307,100
TMB Bank PCL, NVDR	80,417,063	2,428,855

S C H E D U L E O F I N V E S T M E N T S	24

Consolidated Schedule of Investments (continued) August 31, 2020	iShares® MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Thailand (continued)
Total Access Communication PCL, NVDR	2,660,900	$3,056,540
True Corp. PCL, NVDR(c)	42,561,301	4,540,237

		455,903,707

Turkey — 0.3%
Akbank T.A.S.(a)	11,121,774	7,390,335
Anadolu Efes Biracilik Ve Malt Sanayii AS	810,918	2,141,070
Aselsan Elektronik Sanayi Ve Ticaret AS	2,567,040	5,664,999
BIM Birlesik Magazalar AS	1,664,185	15,343,790
Enka Insaat ve Sanayi AS	2	1
Eregli Demir ve Celik Fabrikalari TAS	5,128,898	6,077,455
Ford Otomotiv Sanayi AS	260,811	2,994,772
Haci Omer Sabanci Holding AS	3,514,855	3,692,055
KOC Holding AS	2,649,844	5,365,223
TAV Havalimanlari Holding AS	171,580	349,735
Tupras Turkiye Petrol Rafinerileri AS(a)(c)	469,946	5,108,803
Turk Hava Yollari AO(a)(c)	1,967,478	2,823,287
Turkcell Iletisim Hizmetleri AS	4,007,910	7,799,059
Turkiye Garanti Bankasi AS(a)	8,288,022	7,613,402
Turkiye Is Bankasi AS, Class C(a)	5,557,716	3,708,165
Yapi ve Kredi Bankasi AS(a)	9,555,079	2,635,794

		78,707,945

United Arab Emirates — 0.5%
Abu Dhabi Commercial Bank PJSC	10,597,170	15,983,099
Aldar Properties PJSC	14,565,345	8,049,671
Dubai Islamic Bank PJSC	6,712,701	7,492,772
Emaar Malls PJSC(a)	9,373,558	3,547,159
Emaar Properties PJSC(a)	13,502,634	10,586,986
Emirates NBD Bank PJSC	8,098,366	23,811,266
Emirates Telecommunications Group Co. PJSC	6,454,369	29,098,825
First Abu Dhabi Bank PJSC	10,262,373	32,017,967

		130,587,745

Total Common Stocks — 96.8% (Cost: $18,977,043,291)		23,251,822,823

Preferred Stocks

Brazil — 1.2%
Banco Bradesco SA, Preference Shares, NVS	16,012,926	60,538,487
Braskem SA, Class A, Preference Shares, NVS	712,100	2,763,559
Centrais Eletricas Brasileiras SA, Class B, Preference Shares, NVS	980,237	6,412,933
Cia. Energetica de Minas Gerais, Preference Shares, NVS	3,542,425	6,799,566
Cia. Paranaense de Energia, Preference Shares, NVS	305,900	3,444,923
Gerdau SA, Preference Shares, NVS	3,987,285	13,875,074
Itau Unibanco Holding SA, Preference Shares, NVS	17,626,579	75,667,791
Itausa SA, Preference Shares, NVS	16,257,292	27,945,508
Lojas Americanas SA, Preference Shares, NVS	3,344,129	19,671,347
Petroleo Brasileiro SA, Preference Shares, NVS	17,155,827	68,455,687
Telefonica Brasil SA, Preference Shares, NVS	1,618,067	14,110,415

		299,685,290

Chile — 0.1%
Embotelladora Andina SA, Class B, Preference Shares	1,241,388	2,650,616

Security	Shares	Value

Chile (continued)
Sociedad Quimica y Minera de Chile SA, Class B, Preference Shares	429,745	$13,466,345

		16,116,961

Colombia — 0.1%
Bancolombia SA, Preference Shares, NVS	1,725,527	12,295,020

Russia — 0.1%
Surgutneftegas PJSC, Preference Shares, NVS	25,401,200	12,724,494

South Korea — 0.6%
Amorepacific Corp., Preference Shares, NVS	34,650	1,741,397
Hyundai Motor Co.
Preference Shares, NVS	88,925	6,512,732
Series 2, Preference Shares, NVS	138,191	10,283,765
LG Chem Ltd., Preference Shares, NVS	28,593	9,026,328
LG Household & Health Care Ltd., Preference Shares, NVS	7,965	4,700,282
Samsung Electronics Co. Ltd., Preference Shares, NVS	3,028,409	121,095,570

		153,360,074

Total Preferred Stocks — 2.1% (Cost: $401,354,665)		494,181,839

Rights

China — 0.0%
Legend Holdings Corp. Class H, (Expires 05/19/23)(a)(d)	188,246	0	(f)

Thailand — 0.0%
Gulf Energy Development PCL, (Expires 09/25/20)(a)	828,270	39,920

Total Rights — 0.0% (Cost: $0)		39,920

Warrants

Thailand — 0.0%
Minor International PCL (Expires 07/31/23)(a)(c)	512,715	162,270
Srisawad Corp. PCL (Expires 09/21/25)(a)(d)	106,980	0	(f)

		162,270

Total Warrants — 0.0% (Cost: $0)		162,270

Short-Term Investments

Money Market Funds — 4.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.37%(g)(h)(i)	765,219,115	765,984,334

25	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2020	iShares® MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.07%(g)(h)	251,040,000	$251,040,000

		1,017,024,334

Total Short-Term Investments — 4.2% (Cost: $ 1,016,521,199)		1,017,024,334

Total Investments in Securities — 103.1% (Cost: $ 20,394,919,155)		24,763,231,186

Other Assets, Less Liabilities — (3.1)%		(738,660,589)

Net Assets — 100.0%		$24,024,570,597

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(f)	Rounds to less than $1.
(g)	Affiliate of the Fund.
(h)	Annualized 7-day yield as of period-end.
(i)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$639,975,935	$125,874,583	(a)	$—	$(75,718)	$209,534	$765,984,334	765,219,115	$12,196,548	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	50,332,000	200,708,000	(a)	—	—	—	251,040,000	251,040,000	548,494		—

					$(75,718)	$209,534	$1,017,024,334		$12,745,042		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI Emerging Markets E-Mini Index	4,860	09/18/20	$267,397	$22,025,639

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2020, the fair values of derivative financial instruments located in the Consolidated Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$22,025,639

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Consolidated Schedule of Investments. In the Consolidated Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

S C H E D U L E O F I N V E S T M E N T S	26

Consolidated Schedule of Investments (continued) August 31, 2020	iShares® MSCI Emerging Markets ETF

For the year ended August 31, 2020, the effect of derivative financial instruments in the Consolidated Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$64,077,120

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$24,174,008

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$134,696,202

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Level 1	Level 2	Level 3		Total

Investments
Assets
Common Stocks	$23,251,819,863	$—	$2,960		$23,251,822,823
Preferred Stocks	494,181,839	—	—		494,181,839
Rights	—	39,920	0	(a)	39,920
Warrants	162,270	—	0	(a)	162,270
Money Market Funds	1,017,024,334	—	—		1,017,024,334

	$24,763,188,306	$39,920	$2,960		$24,763,231,186

Derivative financial instruments(b)
Assets
Futures Contracts	$22,025,639	$—	$—		$22,025,639

(a)	Rounds to less than $1.
(b)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

27	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

August 31, 2020

	iShares Currency Hedged MSCI Emerging Markets ETF	iShares MSCI Emerging Markets ETF (Consolidated)

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$—	$23,746,206,852
Affiliated(c)	183,522,705	1,017,024,334
Cash	—	7,306
Foreign currency, at value(d)	97	48,123,689
Cash pledged:
Futures contracts	—	29,715,000
Collateral — OTC derivatives	550,000	—
Receivables:
Investments sold	485,344	205,033,444
Securities lending income — Affiliated	—	675,243
Dividends	34	27,324,426
Tax reclaims	—	419,936
Unrealized appreciation on:
Forward foreign currency exchange contracts	716,134	—

Total assets	185,274,314	25,074,530,230

LIABILITIES
Bank overdraft	467,657	—
Collateral on securities loaned, at value	—	764,921,847
Deferred foreign capital gain tax	—	4,752,029
Payables:
Investments purchased	202,248	259,052,793
Variation margin on futures contracts	—	6,917,348
Investment advisory fees	—	14,204,566
Foreign taxes	—	111,050
Unrealized depreciation on:
Forward foreign currency exchange contracts	978,409	—

Total liabilities	1,648,314	1,049,959,633

NET ASSETS	$183,626,000	$24,024,570,597

NET ASSETS CONSIST OF:
Paid-in capital	$181,809,372	$31,582,559,225
Accumulated earnings (loss)	1,816,628	(7,557,988,628)

NET ASSETS	$183,626,000	$24,024,570,597

Shares outstanding	6,700,000	539,100,000

Net asset value	$27.41	$44.56

Shares authorized	250 million	4 billion

Par value	$0.001	$0.001

(a) Securities loaned, at value	$—	$714,692,627
(b) Investments, at cost — Unaffiliated	$—	$19,378,397,956
(c) Investments, at cost — Affiliated	$177,646,177	$1,016,521,199
(d) Foreign currency, at cost	$97	$48,051,579

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	28

Statements of Operations

Year Ended August 31, 2020

	iShares Currency Hedged MSCI Emerging Markets ETF	iShares MSCI Emerging Markets ETF (Consolidated)

INVESTMENT INCOME
Dividends — Unaffiliated	$—	$619,296,794
Dividends — Affiliated	4,880,989	548,494
Non-cash dividends — Unaffiliated	—	197,336,273
Interest — Unaffiliated	—	22,638
Securities lending income — Affiliated — net(a)	48,386	12,196,548
Other income — Unaffiliated	—	2,705,237
Foreign taxes withheld	—	(69,657,456)
Foreign withholding tax claims	—	64,822
Other foreign taxes	—	(24,428)

Total investment income	4,929,375	762,488,922

EXPENSES
Investment advisory fees	1,354,740	172,140,562
Commitment fees	—	145,381
Professional fees	—	283,993
Miscellaneous	264	264
Mauritius income taxes	—	1,096,331
Interest expense	—	49,360

Total expenses	1,355,004	173,715,891
Less:
Investment advisory fees waived	(1,354,740)	—

Total expenses after fees waived	264	173,715,891

Net investment income	4,929,111	588,773,031

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated(b)	—	(719,890,093)
Investments — Affiliated	(1,316,028)	(75,718)
In-kind redemptions — Unaffiliated	—	403,062,453
In-kind redemptions — Affiliated	1,367,964	—
Futures contracts	—	64,077,120
Forward foreign currency exchange contracts	5,523,655	—
Foreign currency transactions	(55,213)	(10,520,865)

Net realized gain (loss)	5,520,378	(263,347,103)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated(c)	—	2,204,922,007
Investments — Affiliated	17,337,317	209,534
Futures contracts	—	24,174,008
Forward foreign currency exchange contracts	(4,141,358)	—
Foreign currency translations	—	313,479

Net change in unrealized appreciation (depreciation)	13,195,959	2,229,619,028

Net realized and unrealized gain	18,716,337	1,966,271,925

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$23,645,448	$2,555,044,956

(a) Net of securities lending income tax paid of	$—	$504,225
(b) Net of foreign capital gain tax of	$—	$25,106
(c) Net of deferred foreign capital gain tax of	$—	$(17,492,226)

See notes to financial statements.

29	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares Currency Hedged MSCI Emerging Markets ETF		iShares MSCI Emerging Markets ETF (Consolidated)
	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/20	Year Ended 08/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$4,929,111	$5,827,092	$588,773,031	$676,194,320
Net realized gain (loss)	5,520,378	9,528,491	(263,347,103)	230,083,592
Net change in unrealized appreciation (depreciation)	13,195,959	(26,344,690)	2,229,619,028	(2,464,390,731)

Net increase (decrease) in net assets resulting from operations	23,645,448	(10,989,107)	2,555,044,956	(1,558,112,819)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(4,943,833)	(5,899,803)	(724,261,397)	(665,424,186)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(15,451,158)	(147,063,312)	(2,437,787,553)	(4,293,900,423)

NET ASSETS
Total increase (decrease) in net assets	3,250,457	(163,952,222)	(607,003,994)	(6,517,437,428)
Beginning of year	180,375,543	344,327,765	24,631,574,591	31,149,012,019

End of year	$183,626,000	$180,375,543	$24,024,570,597	$24,631,574,591

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	30

Financial Highlights

(For a share outstanding throughout each period)

	iShares Currency Hedged MSCI Emerging Markets ETF
	Year Ended 08/31/20		Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16

Net asset value, beginning of year	$24.38		$25.70	$25.57	$21.72	$21.40

Net investment income(a)	0.71		0.55	0.60	0.36	0.50
Net realized and unrealized gain (loss)(b)	3.03		(1.27)	0.12	3.83	1.08

Net increase (decrease) from investment operations	3.74		(0.72)	0.72	4.19	1.58

Distributions(c)
From net investment income	(0.71)		(0.60)	(0.59)	(0.34)	(0.48)
From net realized gain	—		—	—	—	(0.78)

Total distributions	(0.71)		(0.60)	(0.59)	(0.34)	(1.26)

Net asset value, end of year	$27.41		$24.38	$25.70	$25.57	$21.72

Total Return
Based on net asset value	15.49%		(2.72)%	2.77%	19.55%	7.84%

Ratios to Average Net Assets
Total expenses(d)	0.78%		0.78%	0.78%	0.78%	0.78%

Total expenses after fees waived(d)	0.00	%(e)	0.00%	0.00%	0.00%	0.00%

Net investment income	2.84%		2.22%	2.25%	1.56%	2.42%

Supplemental Data
Net assets, end of year (000)	$183,626		$180,376	$344,328	$393,757	$180,254

Portfolio turnover rate(f)(g)	9%		7%	7%	4%	11%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(e)	Rounds to less than 0.01%.
(f)	Portfolio turnover rate excludes in-kind transactions.
(g)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

See notes to financial statements.

31	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Emerging Markets ETF (Consolidated)
	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18		Year Ended 08/31/17	Year Ended 08/31/16

Net asset value, beginning of year	$40.22	$43.24	$44.76		$36.74	$33.79

Net investment income(a)	0.98	0.90	0.83	(b)	0.75	0.72
Net realized and unrealized gain (loss)(c)	4.52	(3.02)	(1.36)		7.86	3.00

Net increase (decrease) from investment operations	5.50	(2.12)	(0.53)		8.61	3.72

Distributions(d)
From net investment income	(1.16)	(0.90)	(0.99)		(0.59)	(0.77)

Total distributions	(1.16)	(0.90)	(0.99)		(0.59)	(0.77)

Net asset value, end of year	$44.56	$40.22	$43.24		$44.76	$36.74

Total Return
Based on net asset value	13.82%	(4.87)%	(1.28	)%(b)	23.80%	11.28%

Ratios to Average Net Assets
Total expenses	0.70%	0.68%	0.67%		0.69%	0.72%

Total expenses after fees waived	0.70%	0.68%	0.67%		0.69%	0.72%

Total expenses excluding professional fees for foreign withholding tax claims	0.70%	0.68%	0.67%		0.69%	N/A

Net investment income	2.38%	2.16%	1.78	%(b)	1.92%	2.15%

Supplemental Data
Net assets, end of year (000)	$24,024,571	$24,631,575	$31,149,012		$35,891,890	$30,866,469

Portfolio turnover rate(e)	19%	15%	16%		9%	23%

(a)	Based on average shares outstanding.
(b)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended August 31, 2018:
•	Net investment income per share by $0.02.
•	Total return by 0.07%.
•	Ratio of net investment income to average net assets by 0.04%.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	32

Notes to Financial Statements

1.	ORGANIZATION

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification

Currency Hedged MSCI Emerging Markets	Diversified
MSCI Emerging Markets	Diversified

Currently the iShares Currency Hedged MSCI Emerging Markets ETF seeks to achieve its investment objective by investing a substantial portion of its assets in the iShares MSCI Emerging Markets ETF (the “underlying fund”). The financial statements and schedule of investments for the underlying fund are included in this report and should be read in conjunction with the financial statements of the iShares Currency Hedged MSCI Emerging Markets ETF.

Basis of Consolidation: The accompanying consolidated financial statements for the iShares MSCI Emerging Markets ETF includes the accounts of its subsidiary in the Republic of Mauritius, which is a wholly-owned subsidiary (the “Subsidiary”) of the Fund that invests in Indian securities. Through this investment structure, the Fund expects to obtain certain benefits under a current tax treaty between Mauritius and India. Intercompany accounts and transactions, if any, have been eliminated.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities are reflected in tax reclaims receivable. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a return of capital or capital gain. Non-cash dividends, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment- in-kind interest income, if any, are recognized daily on the accrual basis.

Foreign Currency Translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in non-U.S. currencies are translated to U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. Such fluctuations are reflected by the Funds as a component of net realized and unrealized gain (loss) from investments for financial reporting purposes. Each Fund reports realized currency gain (loss) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes. However, the currency hedged fund has elected to treat realized gains (losses) from certain foreign currency contracts as capital gain (loss) for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2020, if any, are disclosed in the statement of assets and liabilities.

The iShares MSCI Emerging Markets ETF conducts its investment activities in India through its Subsidiary and expects to obtain benefits under the Double Tax Avoidance Agreement (“DTAA”) between India and Mauritius. In order to be eligible to claim benefits under the DTAA, the Subsidiary must have commercial substance, on an annual basis, to satisfy certain tests and conditions, including the establishment and maintenance of valid tax residence in Mauritius, have the place of effective management outside of India, and related requirements. The Fund has obtained a current tax residence certificate issued by the Mauritian Revenue Authorities.

Based upon current interpretation and practice of the current tax laws in India and Mauritius and the DTAA, the Subsidiary is subject to tax in Mauritius on its net income at the rate of 15%. However, the Subsidiary is entitled to a tax credit equivalent to the higher of the actual foreign tax incurred or 80% of the Mauritius tax on its foreign source income, thus reducing its maximum effective tax rate to 3% up to June 30, 2021. After June 30, 2021, under the new tax regime and subject to meeting the necessary substance requirements as required under the Financial Services Act 2007 (as amended by the Finance Act 2018) and such guidelines issued by the FSC, the Subsidiary

33	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

is entitled to either (a) a foreign tax credit equivalent to the actual foreign tax suffered on its foreign income against the Subsidiary’s tax liability computed at 15% on such income, or (b) a partial exemption of 80% of some of the income derived, including interest income or foreign source dividends. Taxes on income, if any, are paid by the Subsidiary and are disclosed in its consolidated statement of operations. Any dividends paid by the Subsidiary to its Fund are not subject to tax in Mauritius. The Subsidiary is currently exempt from tax in Mauritius on any gains from the sale of securities.

The DTAA provides that capital gains will be taxable in India with respect to the sale of shares acquired on or after April 1, 2017. Capital gains arising from shares acquired before April 1, 2017, regardless of when they are sold, will continue to be exempt from taxation under the amended DTAA, assuming requirements for eligibility under the DTAA are satisfied. There can be no assurance, however, that the DTAA will remain in effect during the Subsidiary’s existence or that it will continue to enjoy its benefits on the shares acquired prior to April 1, 2017.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day may be valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Futures contracts are valued based on that day’s last reported settlement price on the exchange where the contract is traded.
•	Forward foreign currency exchange contracts are valued based on that day’s prevailing forward exchange rate for the underlying currencies.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

N O T E S T O F I N A N C I A L S T A T E M E N T S	34

Notes to Financial Statements  (continued)

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of August 31, 2020, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of August 31, 2020 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

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Notes to Financial Statements  (continued)

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of August 31, 2020:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount
MSCI Emerging Markets
Barclays Capital Inc.	$341,291	$341,291		$—	$—
BNP Paribas Prime Brokerage International Ltd.	15,537,599	15,537,599		—	—
BNP Paribas Securities Corp.	12,158,098	12,158,098		—	—
BofA Securities, Inc.	153,935,971	153,935,971		—	—
Citigroup Global Markets Inc.	27,051,374	27,051,374		—	—
Citigroup Global Markets Ltd.	5,925,396	5,925,396		—	—
Credit Suisse Securities (Europe) Ltd.	9,258,698	9,258,698		—	—
Credit Suisse Securities (USA) LLC	10,004,074	10,004,074		—	—
Deutsche Bank Securities Inc.	400,103	400,103		—	—
Goldman Sachs & Co.	75,462,660	75,462,660		—	—
Goldman Sachs International	9,077,639	9,077,639		—	—
HSBC Bank PLC	17,690,627	17,690,627		—	—
Jefferies LLC	23,369,704	23,369,704		—	—
JPMorgan Securities LLC	92,596,243	92,596,243		—	—
JPMorgan Securities PLC	72,666,543	72,666,543		—	—
Macquarie Bank Limited	19,803,682	19,803,682		—	—
Morgan Stanley & Co. International PLC	34,841,441	34,841,441		—	—
Morgan Stanley & Co. LLC	91,945,816	91,945,816		—	—
National Financial Services LLC	251,332	245,345		—	(5,987	)(b)
Nomura Securities International Inc.	63,620	63,620		—	—
Scotia Capital (USA) Inc.	1,598,571	1,598,571		—	—
SG Americas Securities LLC	99,828	99,828		—	—
State Street Bank & Trust Company	2,337,431	2,337,431		—	—
UBS AG	6,720,784	6,720,784		—	—
UBS Securities LLC	30,687,135	30,558,242		—	(128,893	)(b)
Wells Fargo Securities LLC	866,967	866,967		—	—

	$714,692,627	$714,557,747		$—	$(134,880)

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Each Fund’s use of futures contracts is generally limited to cash equitization. This involves the use of available cash to invest in index futures contracts in order to gain exposure to the equity markets represented in or by the Fund’s underlying index and is intended to allow the Fund to better track its underlying index. Futures contracts are standardized, exchange-traded agreements to buy or sell a specific quantity of an underlying instrument at a set price on a future date. Depending on the terms of a contract, a futures contract is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date.

Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Securities deposited as initial margin, if any, are designated in the schedule of investments and cash deposited, if any, is shown as cash pledged for futures contracts in the statement of assets and liabilities.

Pursuant to the contract, a fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation or depreciation and, if any, shown as variation margin receivable or payable on futures contracts in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

N O T E S T O F I N A N C I A L S T A T E M E N T S	36

Notes to Financial Statements  (continued)

Forward Foreign Currency Exchange Contracts: The currency-hedged fund uses forward foreign currency exchange contracts to hedge the currency exposure of non-U.S. dollar-denominated securities held in its portfolio or its underlying fund’s portfolio. A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency against another currency at an agreed upon price and quantity. The contracts are traded over-the-counter (“OTC”) and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts (“NDFs”) are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a contract changes unfavorably due to movements in the value of the referenced foreign currencies. A fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the fund.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, a fund may enter into an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

The collateral requirements under an ISDA Master Agreement are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a fund and the counterparty. Except for NDFs, the forward foreign currency exchange contracts held by the Funds generally do not require collateral. Cash collateral pledged to the counterparty, if any, is presented as cash pledged as collateral for OTC derivatives on the statement of assets and liabilities. Cash received as collateral from the counterparty may be reinvested in money market funds, including those managed by the Funds’ investment adviser, or its affiliates. Such collateral, if any, is presented in the statement of assets and liabilities as affiliated investments at value and as a liability for cash received as collateral on OTC derivatives. To the extent amounts due to the Funds from the counterparty are not fully collateralized, contractually or otherwise, each Fund bears the risk of loss from counterparty non-performance. Each Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the statement of assets and liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).

For its investment advisory services to the following Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund as follows:

iShares ETF	Investment Advisory Fee

Currency Hedged MSCI Emerging Markets	0.78%

For its investment advisory services to the iShares MSCI Emerging Markets ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee

First $14 billion	0.75%
Over $14 billion, up to and including $28 billion	0.68
Over $28 billion, up to and including $42 billion	0.61
Over $42 billion, up to and including $56 billion	0.54
Over $56 billion, up to and including $70 billion	0.47
Over $70 billion, up to and including $84 billion	0.41
Over $84 billion	0.35

The Subsidiary has entered into a separate contract with BFA under which BFA provides investment advisory services to the Subsidiary but does not receive separate compensation from the Subsidiary for providing it with such services. The Subsidiary has also entered into separate arrangements that provide for the provision of other services to the Subsidiary (including administrative, custody, transfer agency and other services), and BFA pays the costs and expenses related to the provision of those services.

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Notes to Financial Statements  (continued)

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and any other fund expenses are a fund’s total annual operating expenses.

For the iShares Currency Hedged MSCI Emerging Markets ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through December 31, 2020 so that the Fund’s total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to the Fund’s investment in the iShares MSCI Emerging Markets ETF (“EEM”), after taking into account any fee waivers by EEM.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statement of operations. For the year ended August 31, 2020, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC

Currency Hedged MSCI Emerging Markets	$15,461
MSCI Emerging Markets	3,027,170

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2020, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

MSCI Emerging Markets	$48,974,442	$206,895,992	$(48,897,633)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends — affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended August 31, 2020, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

N O T E S T O F I N A N C I A L S T A T E M E N T S	38

Notes to Financial Statements  (continued)

iShares ETF	Purchases	Sales

Currency Hedged MSCI Emerging Markets	$17,157,103	$16,345,821
MSCI Emerging Markets	4,658,766,533	5,520,630,805

For the year ended August 31, 2020, purchases and sales related to in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

Currency Hedged MSCI Emerging Markets	$43,602,357	$58,906,851
MSCI Emerging Markets	1,242,903,912	3,047,119,114

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2020, the following permanent differences attributable to realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

Currency Hedged MSCI Emerging Markets	$950,012	$(950,012)
MSCI Emerging Markets	272,986,236	(272,986,236)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 08/31/20	Year Ended 08/31/19

Currency Hedged MSCI Emerging Markets
Ordinary income	$4,943,833	$5,899,803

MSCI Emerging Markets
Ordinary income	$724,261,397	$665,424,186

As of August 31, 2020, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses)	(b)	Total

Currency Hedged MSCI Emerging Markets	$1,102	$(3,048,680)	$4,864,206		$1,816,628
MSCI Emerging Markets	197,574,787	(11,365,234,737)	3,609,671,322		(7,557,988,628)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts and foreign currency contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the characterization of corporate actions.

For the year ended August 31, 2020, the iShares Currency Hedged MSCI Emerging Markets ETF utilized $367,120 of its capital loss carryforwards.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2020, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

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Notes to Financial Statements  (continued)

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Currency Hedged MSCI Emerging Markets	$178,617,934	$4,864,206	$—	$4,864,206
MSCI Emerging Markets	21,148,606,869	7,507,359,607	(3,892,735,290)	3,614,624,317

9.	LINE OF CREDIT

The iShares MSCI Emerging Markets ETF, along with certain other iShares funds (“Participating Funds”), is a party to a $300 million credit agreement (“Credit Agreement”) with State Street Bank and Trust Company, which expires on July 15, 2021. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Credit Agreement sets specific sub limits on aggregate borrowings based on two tiers of Participating Funds: $300 million with respect to the funds within Tier 1, including the Fund, and $200 million with respect to Tier 2. The Fund may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Credit Agreement. The Credit Agreement has the following terms: a commitment fee of 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR rate (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Credit Agreement.

For the year ended August 31, 2020, the maximum amount borrowed, the average daily borrowing and the weighted average interest rate, if any, under the credit agreement were as follows:

iShares ETF	Maximum Amount Borrowed	Average Borrowing	Weighted Average Interest Rates

MSCI Emerging Markets	$87,556,215	$1,737,742	2.70%

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; and (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience

N O T E S T O F I N A N C I A L S T A T E M E N T S	40

Notes to Financial Statements  (continued)

significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honor its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the statement of assets and liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the schedule of investments.

Investments in Chinese securities, including certain Hong Kong-listed securities, involves risks specific to China. China may be subject to considerable degrees of economic, political and social instability and demonstrates significantly higher volatility from time to time in comparison to developed markets. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries may disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation. Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and a fund’s investments. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

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Notes to Financial Statements  (continued)

	Year Ended 08/31/20		Year Ended 08/31/19
iShares ETF	Shares	Amount	Shares	Amount

Currency Hedged MSCI Emerging Markets
Shares sold	1,750,000	$43,700,195	3,450,000	$84,956,699
Shares redeemed	(2,450,000)	(59,151,353)	(9,450,000)	(232,020,011)

Net decrease	(700,000)	$(15,451,158)	(6,000,000)	$(147,063,312)

MSCI Emerging Markets
Shares sold	91,350,000	$4,015,282,149	90,000,000	$3,758,906,782
Shares redeemed	(164,700,000)	(6,453,069,702)	(198,000,000)	(8,052,807,205)

Net decrease	(73,350,000)	$(2,437,787,553)	(108,000,000)	$(4,293,900,423)

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

12.	FOREIGN WITHHOLDING TAX CLAIMS

The iShares MSCI Emerging Markets ETF has filed claims to recover taxes withheld by Poland on dividend income on the basis that Poland had purportedly violated certain provisions in the Treaty on the Functioning of the European Union. The Fund has received payments on certain of the claims resulting from a favorable court ruling that the imposition of a withholding tax by a European Union member state on dividends paid to a nonresident company, including the Fund, while exempting domestic funds from such taxes results in discriminatory tax withholding contrary to the free movement of capital. The Fund continues to evaluate developments in Poland for potential impacts to the receivables and payables recorded. Polish withholding tax claims received are disclosed in the statement of operations. Professional fees associated with the filing of tax claims in Poland that result in the recovery of foreign withholding taxes have been approved by the Board as appropriate expenses of the Fund.

The Internal Revenue Service has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior calendar years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid which the Fund is able to pass through to its shareholders as a foreign tax credit in the current year, the Fund will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Fund.

13.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. In an opinion dated January 23, 2020, the California Court of Appeal affirmed the dismissal of Plaintiffs’ claims. On March 3, 2020, plaintiffs filed a petition for review by the California Supreme Court. On May 27, 2020, the California Supreme Court denied Plaintiff’s petition for review. The case is now closed.

14.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	42

Report of Independent Registered Public Accounting Firm

To the Board of Directors of iShares, Inc. and

Shareholders of iShares Currency Hedged MSCI Emerging Markets ETF and

iShares MSCI Emerging Markets ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Currency Hedged MSCI Emerging Markets ETF and iShares MSCI Emerging Markets ETF (two of the funds constituting iShares, Inc., hereafter collectively referred to as the “Funds”) as of August 31, 2020, the related statements of operations for the year ended August 31, 2020, the statements of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2020 and each of the financial highlights for each of the five years in the period ended August 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 21, 2020

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information (unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal year ended August 31, 2020 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividends-Received Deduction

Currency Hedged MSCI Emerging Markets	0.17%
MSCI Emerging Markets	0.15%

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2020:

iShares ETF	Qualified Dividend Income

Currency Hedged MSCI Emerging Markets	$2,971,559
MSCI Emerging Markets	375,124,733

For the fiscal year ended August 31, 2020, the iShares Currency Hedged MSCI Emerging Markets ETF intends to pass through to its shareholders foreign source income earned and foreign taxes paid by the underlying funds:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid

Currency Hedged MSCI Emerging Markets	$5,822,644	$936,170

For the fiscal year ended August 31, 2020, the iShares MSCI Emerging Markets ETF earned foreign source income and paid foreign taxes which it intends to pass through to its shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid

MSCI Emerging Markets	$815,629,018	$70,293,535

I M P O R T A N T T A X I N F O R M A T I O N	44

Board Review and Approval of Investment Advisory Contract

iShares Currency Hedged MSCI Emerging Markets ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on April 17, 2020 and May 19, 2020, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 8-10, 2020, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Contract for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the overall fund expenses (net of waivers and reimbursements) for the Fund were higher than the median of overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2019, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.
Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 8-10, 2020 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares

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Board Review and Approval of Investment Advisory Contract  (continued)

funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

iShares MSCI Emerging Markets ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s

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Board Review and Approval of Investment Advisory Contract  (continued)

service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on April 17, 2020 and May 19, 2020, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 8-10, 2020, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Contract for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the overall fund expenses (net of waivers and reimbursements) for the Fund were higher than the median of overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2019, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 8-10, 2020 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue,

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Board Review and Approval of Investment Advisory Contract  (continued)

including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board further noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

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Supplemental Information (unaudited)

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (the “Directive”) imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside of the EU, such as BFA (the “Company”). Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

The Company has registered the iShares MSCI Emerging Markets ETF (the “Fund”) to be marketed to EU investors in the United Kingdom, the Netherlands, Finland, Sweden, and Luxembourg.

Report on Remuneration

The Company is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programmes which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organisational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the Fund in respect of the Company’s financial year ending December 31, 2019 was USD 2.47 million. This figure is comprised of fixed remuneration of USD 1.14 million and variable remuneration of USD 1.33 million. There were a total of 448 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the Fund in respect of the Company’s financial year ending December 31, 2019, to its senior management was USD 314.75 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 36.99 thousand.

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Director and Officer Information

The Board of Directors has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 368 funds as of August 31, 2020. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Director and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., ParkAvenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

Robert S. Kapito(a) (63)	Director (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Trustee of iShares Trust (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (50)	Director (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Trustee of iShares Trust (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

Cecilia H. Herbert (71)	Director (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares Trust and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (64)	Director (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares Trust (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (65)	Director (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

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Director and Officer Information  (continued)

Independent Directors (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

John E. Kerrigan (65)	Director (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (61)	Director (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (59)	Director (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (since 2017); and Director of Reading Partners (2012-2016).	Trustee of iShares Trust (since 2003); Trustee of iShares U.S. ETF Trust (since 2011); Director of Cloudera Foundation (since 2017); and Director of Reading Partners (2012-2016).

Madhav V. Rajan (56)	Director (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Trustee of iShares Trust (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (49)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (46)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (53)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre (45)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (51)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (59)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Marybeth Leithead (57)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

51	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The iShares Funds’ Forms N-Q are available on the SEC’s website at sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	52

Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

ADR	American Depositary Receipt

CPO	Certificates of Participation (Ordinary)

GDR	Global Depositary Receipt

JSC	Joint Stock Company

NVDR	Non-Voting Depositary Receipt

NVS	Non-Voting Shares

PJSC	Public Joint Stock Company

Currency Abbreviations

BRL	Brazilian Real

CLP	Chilean Peso

CNY	Chinese Yuan

EUR	Euro

HKD	Hong Kong Dollar

INR	Indian Rupee

KRW	South Korean Won

MXN	Mexican Peso

MYR	Malaysian Ringgit

RUB	New Russian Ruble

THB	Thai Baht

TRY	Turkish Lira

TWD	New Taiwan Dollar

USD	United States Dollar

ZAR	South African Rand

Counterparty Abbreviations

MS	Morgan Stanley & Co. International PLC

53	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?

iShares.com     |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2020 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-805-0820

AUGUST 31, 2020

2020 Annual Report

iShares, Inc.

•	iShares ESG Aware MSCI EM ETF | ESGE | NASDAQ
•	iShares MSCI Emerging Markets ex China ETF | EMXC | NASDAQ
•	iShares MSCI Emerging Markets Min Vol Factor ETF | EEMV | Cboe BZX
•	iShares MSCI Emerging Markets Multifactor ETF | EMGF | Cboe BZX
•	iShares MSCI Global Min Vol Factor ETF | ACWV | Cboe BZX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary. Please note that not all financial intermediaries may offer this service.

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of August 31, 2020 has been a time of sudden change in global financial markets, as the emergence and spread of the coronavirus led to a vast disruption in the global economy and financial markets. For most of the first half of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, countries around the world took economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off, and unemployment claims spiked, causing a global recession and a sharp fall in equity prices.

After markets hit their lowest point during the reporting period in late March 2020, a steady recovery ensued, as businesses began to re-open and governments learned to adapt to life with the virus. Equity prices continued to rise throughout the summer, fed by strong fiscal and monetary support and improving economic indicators. By the end of the reporting period, all major investment categories posted positive returns, and many equity indices were near all-time highs. In the United States, large-capitalization stocks advanced significantly, outperforming small-capitalization stocks, which also gained for the reporting period. International equities from developed economies also turned in a positive performance while lagging emerging market stocks, which rebounded sharply.

During the market downturn, the performance of different types of fixed-income securities initially diverged due to a reduced investor appetite for risk. U.S. Treasuries benefited from the risk-off environment, and posted solid returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) touched an all-time low. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and both investment-grade and high-yield bonds recovered to post positive returns.

The Fed reduced interest rates twice in late 2019 to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also implemented a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion is likely to continue as economic activity resumes. Several risks remain, however, including a potential resurgence of the coronavirus amid loosened restrictions, policy fatigue among governments already deep into deficit spending, and structural damage to the financial system from lengthy economic interruptions.

Overall, we favor a moderately positive stance toward risk, and in particular toward credit given the extraordinary central bank measures taken in recent months. This support extends beyond investment-grade corporates and into high-yield, leading to attractive opportunities in that end of the market. We believe that international diversification and sustainable investments can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments. We remain neutral on equities overall while favoring European stocks, which are poised for cyclical upside as re-openings continue.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit ishares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of August 31, 2020
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	19.63%	21.94%
U.S. small cap equities (Russell 2000® Index)	6.57	6.02
International equities (MSCI Europe, Australasia, Far East Index)	7.10	6.13
Emerging market equities (MSCI Emerging Markets Index)	11.23	14.49
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.34	1.26
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	4.67	8.93
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.98	6.47
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.29	3.15
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.04	4.65
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares, Inc.

Global Market Overview

Global equity markets advanced strongly during the 12 months ended August 31, 2020 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 16.52% in U.S. dollar terms for the reporting period.

Global stocks gained steadily for much of the first half of the reporting period, supported by slowing but resilient growth and accommodative monetary policy from major central banks. Equity markets ended 2019 on a positive note, as a trade agreement between the U.S. and China helped alleviate one of the world economy’s most significant risks.

However, the spread of the coronavirus upended global equity markets in early 2020. As the extent of the outbreak became apparent in February 2020, restrictions on travel and work disrupted the global economy and precipitated a sharp decline in equity prices. Beginning in late March 2020, equity prices posted a strong recovery, buoyed by massive stimulus from the world’s largest central banks and governments, the phased reopening of countries’ economies, and optimism surrounding prospective vaccines. By the end of the reporting period, equities posted positive returns in all of the world’s major regions despite the onset of a significant global recession.

In the U.S., following the issuance of stay-at-home orders, nonessential business closures, and other coronavirus-related restrictions on public gatherings, whole portions of the economy shut down. Businesses associated with travel and leisure were particularly affected, as air traffic declined, and conferences and events were postponed. The disruption created by these sudden changes led to an annualized economic contraction of 31.7% in the second quarter of 2020.

In response to the pandemic, the federal government enacted over U.S. $2 trillion in stimulus spending. The U.S. Federal Reserve Bank (“Fed”) also acted to stabilize markets by implementing two emergency interest rate reductions and launching a bond-buying program that included U.S. Treasuries, corporate and municipal bonds, and securities backed by mortgages and auto loans. The unprecedented level of Fed intervention and support from government stimulus led to a significant recovery in U.S. stock prices, many of which reached record highs by the end of the reporting period.

Europe was similarly affected by the coronavirus, as many of the area’s largest economies instituted social distancing policies that significantly limited economic activity, leading to a rapid decline in stock prices. To mitigate the economic impact of this disruption, many countries individually implemented fiscal stimulus plans. In July 2020, Eurozone countries reached a historic deal for a collective €750 billion in stimulus spending, in addition to a large European Central Bank (“ECB”) bond-buying plan. European stocks recovered late in the reporting period to post positive returns overall but trailed most other regions of the globe.

Asia-Pacific stocks posted strong returns despite a sharp decline during the first quarter of 2020 as the coronavirus outbreaks worsened. Although widespread business and factory closures led to economic weakness initially, the Chinese economy showed signs of recovery late in the reporting period, leading to a significant rise in Asia-Pacific equity markets, which are highly sensitive to economic conditions in China.

Emerging market stocks outside of Asia declined, driven by sharply weaker currencies and lower commodities prices, which weighed on economies reliant on these exports. Latin America drove emerging markets declines, hindered by mass business closures and bankruptcies, political and social unrest, and among the world’s highest level of coronavirus cases.

M A R K E T O V E R V I E W	4

Fund Summary as of August 31, 2020	iShares® ESG Aware MSCI EM ETF

Investment Objective

The iShares ESG Aware MSCI EM ETF (the “Fund”) (formerly the iShares ESG MSCI EM ETF) seeks to track the investment results of an index composed of large- and mid-capitalization emerging market equities that have positive environmental, social and governance characteristics, as represented by the MSCI Emerging Markets Extended ESG Focus Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	15.11%	10.91%	15.11%	54.14%
Fund Market	15.50	10.93	15.50	54.26
Index	15.50	11.46	15.50	57.25

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/28/16. The first day of secondary market trading was 6/30/16.

Index performance through May 31, 2018 reflects the performance of the MSCI Emerging Markets ESG Focus Index. Index performance beginning on June 1, 2018 reflects the performance of the MSCI Emerging Markets Extended ESG Focus Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,114.10	$ 1.33		$ 1,000.00	$ 1,023.90	$ 1.27		0.25%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 15 for more information.

5	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2020 (continued)	iShares® ESG Aware MSCI EM ETF

Portfolio Management Commentary

Investor interest in the environmental, social, and governance (“ESG”) attributes of companies continued to grow during the reporting period, even as the coronavirus pandemic disrupted financial markets. For many investors, the threat to public health from the virus underscored the importance of a financial reporting system that accounts for the larger effects of company behavior on global social and environmental well-being. Emerging market investors increasingly sought out ESG-oriented stocks, and growing efforts to address environmental problems in these countries led to more investment opportunities.

In this environment, emerging market stocks with positive ESG characteristics posted significant gains for the reporting period. Stocks in China, where new regulations were proposed to mandate environmental disclosures, contributed the majority of the Index’s return. The consumer discretionary sector drove performance, particularly stocks in the internet and direct marketing retail industry. Coronavirus-related restrictions closed brick-and-mortar retail stores, leading customers and merchants to migrate to online platforms, driving sharply higher e-commerce sales. Changing consumer behavior also benefited the communication services sector, as increased use of social media led to higher digital advertising revenues in the interactive media and services industry.

Taiwanese and South Korean information technology stocks also advanced. In Taiwan, semiconductor companies benefited from increased demand for semiconductors to power data centers and 5G equipment. Higher computer memory sales to data centers also drove contribution in the South Korean technology hardware and equipment industry.

In terms of relative performance, the Index outperformed the broader market, as represented by the MSCI Emerging Markets Index, while tracking it relatively closely. Relative to the broader market, the ESG selection process leads to overweight stocks with higher ESG ratings and underweight stocks with lower ESG characteristics. Consequently, the Index achieved an ESG quality score that was 63.1% higher than the broader market. The Index held an overweight position in the financials and information technology sectors and an underweight in materials. Stock selection in the industrials and materials sectors were the largest contributors to the Index’s relative performance, while the overweight position in financials detracted.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Financials	20.6%
Consumer Discretionary	19.8
Information Technology	18.9
Communication Services	12.4
Energy	6.0
Consumer Staples	5.8
Materials	5.5
Industrials	3.9
Health Care	3.9
Real Estate	1.6
Utilities	1.6

(a)	Excludes money market funds.

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
China	40.7%
Taiwan	13.1
South Korea	11.7
India	8.3
Brazil	4.6
South Africa	3.9
Russia	3.0
Saudi Arabia	2.5
Thailand	2.5
Malaysia	2.4

F U N D S U M M A R Y	6

Fund Summary as of August 31, 2020	iShares® MSCI Emerging Markets ex China ETF

Investment Objective

The iShares MSCI Emerging Markets ex China ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization emerging market equities, excluding China, as represented by the MSCI Emerging Markets ex China Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	2.87%	(0.41)%	2.87%	(1.29)%
Fund Market	3.60	(0.20)	3.60	(0.62)
Index	2.43	(0.19)	2.43	(0.58)

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 7/18/17. The first day of secondary market trading was 7/20/17.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,034.80	$0.82		$1,000.00	$1,024.30	$0.81		0.16%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 15 for more information.

7	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2020 (continued)	iShares® MSCI Emerging Markets ex China ETF

Portfolio Management Commentary

Emerging market stocks outside of China advanced modestly during the reporting period, despite a worldwide recession. Taiwanese equities in the information technology sector contributed the most to the Index’s return, as pandemic-related closures and restrictions increased global demand for semiconductors. The semiconductor industry posted substantial earnings growth from high-performance computing, including data center hardware and 5G equipment. High bandwidth usage increased as remote work and distance learning utilized video and streaming services, resulting in higher demand for data center hardware. Continued rollouts of 5G products benefited chipmakers. Toward the end of the reporting period, U.S. restrictions on the sale of semiconductors to a Chinese telecommunications giant helped increase Taiwan’s exports as the company stockpiled chips before a September 2020 deadline. Technology hardware and equipment stocks benefited from increased personal computer purchases, despite pandemic-related supply chain disruptions. Expectations for a rebound in smartphone sales from new models also supported the industry’s gains.

The technology hardware and equipment industry also bolstered returns in South Korea. Profits from computer memory strengthened amid higher prices and substantial demand from data centers. While smartphone sales slowed during the pandemic, expanded online sales channels and cost reductions served as tailwinds for hardware manufacturers. The communication services sector was supported by the interactive media and services industry, which benefited from robust demand for cloud computing services for remote learning and increased video game use.

On the downside, Brazilian equities detracted from the Index’s return, primarily due to the financials sector. Declining economic activity reduced income from interest, fees, and insurance, pressuring banks’ profits. Deteriorating demand for consumer credit and sharply rising loan default provisions also weighed on the banking industry. Brazilian consumer staples stocks declined as restaurant and bar closures reduced demand for beer, constraining returns in the food, beverage, and tobacco industry. Thai stocks also retreated, weighed down by the financials and energy sectors. Banks increased provisions for loan defaults amid persistently low interest rates, and slower growth in fee revenue, while declining oil prices and sales volumes weighed on energy stocks.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Information Technology	24.0%
Financials	17.4
Exchanged-Traded Funds	14.0
Materials	9.9
Consumer Discretionary	6.6
Communication Services	6.5
Consumer Staples	6.0
Energy	5.9
Industrials	3.8
Health Care	3.0
Utilities	1.9
Real Estate	1.0

(a)	Excludes money market funds.

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
Taiwan	21.4%
South Korea	20.0
India	14.0
Brazil	8.4
South Africa	6.2
Russia	5.4
Saudi Arabia	4.7
Thailand	3.4
Malaysia	3.0
Mexico	2.8

F U N D S U M M A R Y	8

Fund Summary as of August 31, 2020	iShares® MSCI Emerging Markets Min Vol Factor ETF

Investment Objective

The iShares MSCI Emerging Markets Min Vol Factor ETF (the “Fund”) (formerly the iShares Edge MSCI Min Vol Emerging Markets ETF) seeks to track the investment results of an index composed of emerging market equities that, in the aggregate, have lower volatility characteristics relative to the broader emerging equity markets, as represented by the MSCI Emerging Markets Minimum Volatility (USD) Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	1.07%	4.49%	4.00%	1.07%	24.55%	41.63%
Fund Market	0.62	4.43	3.93	0.62	24.21	40.83
Index	1.21	4.74	4.22	1.21	26.08	44.34

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/18/11. The first day of secondary market trading was 10/20/11.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,062.60	$1.30		$1,000.00	$1,023.90	$1.27		0.25%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 15 for more information.

9	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2020 (continued)	iShares® MSCI Emerging Markets Min Vol Factor ETF

Portfolio Management Commentary

Lower volatility emerging market stocks advanced modestly for the reporting period amid the global recession that followed significant pandemic-related economic disruption. Chinese stocks were the leading contributors to the Index’s return, as the Chinese economy returned to growth in the second quarter of 2020, even as global economic contraction continued. The consumer discretionary sector was China’s principal source of strength. Internet and direct marketing retailers advanced amid a shift toward online shopping following the implementation of lockdowns. The Chinese consumer staples sector was another solid contributor, driven by strength in the packaged food and meats industry, where higher prices for meat boosted profits.

Taiwanese stocks also contributed notably to the Index’s return. The information technology sector led the advance as the semiconductor industry posted substantial growth in revenue from high-performance computing, including data center hardware and 5G equipment. The technology hardware and equipment industry benefited from increased sales of laptop and desktop personal computers during the pandemic. In the financials sector, improved demand for loans, particularly mortgage and smaller business loans, bolstered the diversified banking industry. The materials sector drove gains in Russia as record-high gold prices drove profit growth in the metals and mining industry.

On the downside, Thai stocks detracted from the Index’s return. The industrials sector led the decline as revenue for airport services companies decreased due to the substantial pandemic-driven reduction in travel. Bank stocks retreated in Chile, where higher provisions for bad loans weighed on profits, and in the Philippines, where store closures led to an increase in loan delinquencies.

In terms of relative performance, the Index significantly underperformed the broader market, as measured by the MSCI Emerging Markets Index. Stocks with low-volatility characteristics trailed the broader market during the stock market rebound that followed the pandemic-related downturn. Looking at countries, stock selection in China and Taiwan drove the majority of underperformance. Positioning in South Korea, Malaysia, and the Philippines also weighed on relative performance, while underweight positions in Brazilian and South African stocks bolstered relative returns. Turning to sectors, positioning in the consumer discretionary and information technology sectors detracted from the Index’s relative return, as did stock selection in the communication services sector. An underweight position in the energy sector, which was pressured by low oil prices, contributed modestly to relative performance.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Financials	22.5%
Consumer Discretionary	14.7
Communication Services	14.0
Information Technology	13.1
Consumer Staples	11.4
Industrials	6.2
Utilities	5.9
Materials	4.7
Health Care	4.3
Energy	2.5
Real Estate	0.7

(a)	Excludes money market funds.

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
China	37.3%
Taiwan	16.4
India	9.3
South Korea	6.7
Saudi Arabia	6.4
Thailand	6.0
Malaysia	5.0
Qatar	2.6
Philippines	2.0
United Arab Emirates	1.7

F U N D S U M M A R Y	10

Fund Summary as of August 31, 2020	iShares® MSCI Emerging Markets Multifactor ETF

Investment Objective

The iShares MSCI Emerging Markets Multifactor ETF (the “Fund”) (formerly the iShares Edge MSCI Multifactor Emerging Markets ETF) seeks to track the investment results of an index composed of stocks of large- and mid-capitalization companies in emerging markets that have favorable exposure to target style factors subject to constraints, as represented by the MSCI Emerging Markets Diversified Multiple-Factor Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	12.17%	8.11%	12.17%	44.68%
Fund Market	13.09	8.24	13.09	45.46
Index	12.94	8.43	12.94	46.59

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 12/8/15. The first day of secondary market trading was 12/10/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,098.20	$2.37		$1,000.00	$1,022.90	$2.29		0.45%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 15 for more information.

11	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2020 (continued)	iShares® MSCI Emerging Markets Multifactor ETF

Portfolio Management Commentary

Emerging market stocks with exposure to target factors advanced significantly for the reporting period, despite the onset of a global coronavirus-related recession. Chinese stocks were the leading contributors to the Index’s return, as the Chinese economy returned to growth in the second quarter of 2020, even as most of the rest of the world’s economies continued to contract. The consumer discretionary sector was China’s principal source of strength. The internet and direct marketing retail industry posted solid gains amid a shift toward online shopping following the implementation of lockdowns to slow the spread of the coronavirus.

The Chinese communication services sector was another solid contributor, driven by strength in the interactive media and services industry. Homebound consumers supported demand growth for video games, while increased social media use drove stronger revenues for digital content and online advertising. Healthcare stocks also advanced due to gains in the pharmaceuticals industry, where strong sales of finished drugs helped to offset lower vitamin sales.

Taiwanese and Indian stocks also contributed to the Index’s performance, boosted by gains of information technology stocks. High demand for semiconductors used in 5G and data centers drove returns in Taiwan. Information technology services stocks in India benefited from the increase in work-from-home arrangements. On the downside, Brazilian equities weighed on performance, particularly in the financials sector, where an insurance company stock declined sharply after reports of an ownership stake by a prominent investor were revealed to be false.

For the reporting period, the Index underperformed compared with the broader market, as represented by the MSCI Emerging Markets Index. The Index’s research-based selection process focuses on four investment factors: value, quality, momentum, and size. Of the four target style factors, size and value detracted from the Index’s performance, while quality and momentum contributed to relative performance.

From a country perspective, an overweight position in Brazil and stock selection in China and South Korea were the largest drivers of underperformance. In contrast, stock selection in India and no exposure in Thailand benefited relative return. Turning to sectors, stock selection in the consumer discretionary and communication services sectors detracted from the Index’s relative return. Stock selection in the materials and industrials sectors benefited relative performance. An overweight position in the information technology sector, which advanced significantly in the latter part of the reporting period, was another notable contributor.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Information Technology	22.2%
Consumer Discretionary	17.2
Financials	13.2
Communication Services	11.0
Materials	9.4
Health Care	7.7
Industrials	5.9
Consumer Staples	5.5
Real Estate	3.4
Utilities	2.4
Energy	2.1

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments(a)
China	46.1%
Taiwan	15.4
South Africa	8.2
India	7.3
South Korea	7.1
Brazil	5.3
Saudi Arabia	3.0
Qatar	2.5
Russia	1.1
Indonesia	0.8

(a)	Excludes money market funds.

F U N D S U M M A R Y	12

Fund Summary as of August 31, 2020	iShares® MSCI Global Min Vol Factor ETF

Investment Objective

The iShares MSCI Global Min Vol Factor ETF (the “Fund”) (formerly the iShares Edge MSCI Min Vol Global ETF) seeks to track the investment results of an index composed of developed and emerging market equities that, in the aggregate, have lower volatility characteristics relative to the broader developed and emerging equity markets, as represented by the MSCI ACWI Minimum Volatility (USD) Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	2.13%	9.16%	9.72%	2.13%	55.03%	127.69%
Fund Market	1.95	9.18	9.70	1.95	55.12	127.36
Index	1.88	8.91	9.45	1.88	53.26	122.76

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/18/11. The first day of secondary market trading was 10/20/11.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,047.10	$1.03		$1,000.00	$1,024.10	$1.02		0.20%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 15 for more information.

13	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2020 (continued)	iShares® MSCI Global Min Vol Factor ETF

Portfolio Management Commentary

Lower volatility global stocks advanced modestly during the reporting period, as countries around the world experienced significant pandemic-related economic disruption. Stocks in the U.S., which represented approximately 52% of the Index on average, contributed the most to the Index’s return.

The U.S. consumer staples sector was the leading source of strength, helped by brisk sales of household goods as consumers stocked up on cleaning and personal care products. The packaged foods and meats industry gained due to changing purchasing patterns, as strength in consumer sales outweighed the effect of reduced sales to restaurants. The materials sector also advanced, supported by increasing gold prices, which benefited the metals and mining industry.

The materials sector also drove contribution in Canada. Monetary policy easing to mitigate the economic impact of the pandemic led to ultra-low bond yields, making gold more attractive as a store of value. In this environment, investor demand drove the metal’s price sharply higher, bolstering profitability of the metals and mining industry.

Taiwanese stocks were modest contributors, driven by strength in the information technology sector, where increased demand from at-home workers boosted computer sales. Swiss stocks also gained as the pharmaceuticals industry benefited from emergency approval of coronavirus tests by the U.S. Food and Drug Administration.

On the downside, Japanese stocks faltered due to weakness in the real estate sector as cancelled office leases and missed rent payments by retailers and hotel operators weighed on equity real estate investment trusts. Hong Kong industrials stocks also detracted from the Index’s return, as economic disruption and lower auto sales weighed on the profits of industrial conglomerates.

In terms of relative performance, the Index significantly underperformed the broader market, as measured by the MSCI ACWI Index. Stocks with low-volatility characteristics trailed the broader market during the rebound that followed the pandemic-related downturn. Looking at countries, stock selection in the U.S. drove the majority of underperformance. Stock selection in Japan and China also negatively affected relative performance, while an underweight position in U.K. stocks was beneficial. Turning to sectors, stock selection and an underweight allocation to the information technology sector detracted from the Index’s relative performance, as did stock selection in the consumer discretionary and communication services sectors. A significant underweight to the energy sector, which was pressured by low oil prices, contributed to relative performance.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Information Technology	15.4%
Financials	13.9
Consumer Staples	13.8
Communication Services	12.5
Health Care	11.5
Utilities	7.9
Industrials	7.7
Consumer Discretionary	7.0
Materials	6.3
Real Estate	3.5
Energy	0.5

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments(a)
United States	52.8%
Japan	11.6
Canada	5.8
Switzerland	5.1
Taiwan	4.2
China	2.8
India	2.6
Hong Kong	2.6
Germany	1.1
Saudi Arabia	0.9

(a)	Excludes money market funds.

F U N D S U M M A R Y	14

About Fund Performance

Past performance is no guarantee of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

15	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2020	iShares® ESG Aware MSCI EM ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Argentina — 0.1%
Globant SA(a)	28,187	$5,005,447

Brazil — 3.5%
Atacadao SA	1,547,800	5,515,866
B2W Cia. Digital(a)	176,000	3,596,099
B3 SA - Brasil, Bolsa, Balcao	2,177,900	23,343,575
Banco Bradesco SA	1,032,546	3,581,792
Banco do Brasil SA	1,178,500	7,013,986
Banco Santander Brasil SA	1,455,400	7,502,636
Cia Brasileira de Distribuicao	373,900	4,328,622
Cosan SA	457,100	6,936,615
CPFL Energia SA	608,200	3,186,290
Energisa SA	446,500	3,536,416
Equatorial Energia SA	964,700	4,079,739
Klabin SA	778,700	3,648,005
Localiza Rent a Car SA	1,266,221	11,132,146
Lojas Renner SA	735,310	5,826,560
Natura & Co. Holding SA	1,243,756	11,186,300
Petrobras Distribuidora SA	973,800	3,788,055
Ultrapar Participacoes SA	2,616,600	9,272,262
Via Varejo SA(a)	996,500	3,723,774
WEG SA	463,300	5,457,344

		126,656,082

Chile — 0.7%
Cia. Cervecerias Unidas SA	891,376	5,874,276
Empresas COPEC SA	985,392	7,243,343
Enel Americas SA	64,168,456	9,255,806
Enel Chile SA	37,138,937	2,863,582

		25,237,007

China — 40.5%
360 Security Technology Inc., Class A	1,633,200	4,454,301
3SBio Inc.(a)(b)	2,932,000	3,442,669
AAC Technologies Holdings Inc.(c)	913,000	5,760,624
Agricultural Bank of China Ltd., Class H	15,219,000	5,085,993
Alibaba Group Holding Ltd., ADR(a)	1,069,375	306,942,706
Alibaba Health Information Technology Ltd.(a)	3,590,000	8,671,419
A-Living Services Co. Ltd., Class H(b)	957,000	4,939,259
ANTA Sports Products Ltd.	446,000	4,405,244
BAIC Motor Corp. Ltd., Class H(b)	17,304,000	8,283,432
Baidu Inc., ADR(a)	117,272	14,608,573
Bank of China Ltd., Class H	13,566,000	4,446,061
Baozun Inc., ADR(a)	80,529	3,337,122
Beijing Oriental Yuhong Waterproof Technology Co. Ltd., Class A	876,812	7,673,377
BOC Aviation Ltd.(b)	607,000	4,515,209
BOE Technology Group Co. Ltd., Class A	7,001,600	5,622,420
Brilliance China Automotive Holdings Ltd.	3,752,000	3,359,791
BYD Co. Ltd., Class A	372,616	4,624,276
BYD Co. Ltd., Class H(c)	785,500	7,804,172
BYD Electronic International Co. Ltd.(c)	1,089,000	4,615,866
Caitong Securities Co. Ltd., Class A	1,630,787	3,466,745
CanSino Biologics Inc., Class H(a)(b)	133,800	2,836,505
China CITIC Bank Corp. Ltd., Class H	7,979,000	3,335,672
China Construction Bank Corp., Class H	52,725,000	37,348,987
China Eastern Airlines Corp. Ltd., Class A	5,812,200	4,285,438
China Eastern Airlines Corp. Ltd., Class H	8,012,000	3,308,117
China Everbright Bank Co. Ltd., Class H	12,757,000	4,575,971
China Everbright International Ltd.	5,627,666	3,398,318

Security	Shares	Value

China (continued)
China Gas Holdings Ltd.	1,308,400	$3,587,479
China International Capital Corp. Ltd., Class H(a)(b)	3,139,200	7,461,025
China Lesso Group Holdings Ltd.	3,258,000	6,078,680
China Life Insurance Co. Ltd., Class H	3,734,000	9,096,330
China Mengniu Dairy Co. Ltd.(a)	1,103,000	5,422,385
China Merchants Bank Co. Ltd., Class H	3,909,500	18,664,349
China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	3,399,357	8,288,512
China Minsheng Banking Corp. Ltd., Class H	12,666,000	7,713,853
China Mobile Ltd.	3,233,500	22,592,340
China Molybdenum Co. Ltd., Class A	5,555,100	3,471,355
China Molybdenum Co. Ltd., Class H	10,563,000	4,293,265
China National Software & Service Co. Ltd., Class A	232,200	3,350,875
China Overseas Land & Investment Ltd.	1,387,000	4,017,748
China Overseas Property Holdings Ltd.	3,410,000	3,075,541
China Pacific Insurance Group Co. Ltd., Class H	1,686,400	4,689,189
China Resources Land Ltd.	1,108,000	5,125,294
China TransInfo Technology Co. Ltd., Class A	974,509	3,480,211
China Vanke Co. Ltd., Class H	1,164,100	3,619,905
CNOOC Ltd.	5,956,000	6,778,181
Country Garden Services Holdings Co. Ltd.	1,936,000	13,501,777
CSPC Pharmaceutical Group Ltd.	3,085,200	6,854,983
ENN Energy Holdings Ltd.	331,200	3,675,181
Eve Energy Co. Ltd., Class A	499,125	3,571,555
Everbright Securities Co. Ltd., Class A	1,134,797	3,631,801
Fosun International Ltd.	8,738,500	9,730,554
Founder Securities Co. Ltd., Class A(a)	2,896,637	3,709,001
Geely Automobile Holdings Ltd.	7,915,000	16,728,412
Genscript Biotech Corp.(a)	1,750,000	3,382,515
Glodon Co. Ltd., Class A	388,085	3,948,193
GoerTek Inc., Class A	958,400	5,749,714
Greentown Service Group Co. Ltd.	3,752,000	5,044,527
GSX Techedu Inc., ADR(a)	29,317	2,503,672
Guangzhou Automobile Group Co. Ltd., Class H	3,785,200	3,252,767
Haitong Securities Co. Ltd., Class A(a)	1,591,300	3,524,528
Haitong Securities Co. Ltd., Class H(a)	3,695,200	3,356,607
Hangzhou Robam Appliances Co. Ltd., Class A	604,482	3,442,004
Huadong Medicine Co. Ltd., Class A	1,073,893	4,383,909
Huaxia Bank Co. Ltd., Class A	8,496,232	7,976,285
Hutchison China MediTech Ltd., ADR(a)	112,957	3,752,432
Industrial & Commercial Bank of China Ltd., Class H	23,138,000	12,957,029
Industrial Bank Co. Ltd., Class A	1,895,868	4,473,143
JD.com Inc., ADR(a)	459,592	36,142,315
Kingboard Laminates Holdings Ltd.	3,356,000	4,230,643
Kingdee International Software Group Co. Ltd.(a)	4,146,000	10,570,758
Kingsoft Corp. Ltd.	774,000	4,144,565
Koolearn Technology Holding Ltd.(a)(b)	813,000	3,891,834
Kweichow Moutai Co. Ltd., Class A	16,000	4,173,365
Legend Holdings Corp., Class H(b)	4,647,500	6,848,184
Lenovo Group Ltd.	12,820,000	8,568,557
Li Ning Co. Ltd.	925,500	3,916,879
Meituan Dianping, Class B(a)	2,155,700	71,095,001
NetEase Inc., ADR	43,707	21,294,488
New Oriental Education & Technology Group Inc., ADR(a)	53,825	7,892,360
NIO Inc., ADR(a)(c)	669,435	12,739,348
Orient Securities Co. Ltd., Class A	2,479,132	4,274,771
Pinduoduo Inc., ADR(a)(c)	156,191	13,891,628
Ping An Healthcare and Technology Co. Ltd.(a)(b)(c)	353,600	5,155,616
Ping An Insurance Group Co. of China Ltd., Class A	362,901	4,059,697

S C H E D U L E O F I N V E S T M E N T S	16

Schedule of Investments (continued) August 31, 2020	iShares® ESG Aware MSCI EM ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Ping An Insurance Group Co. of China Ltd., Class H	4,615,500	$49,161,568
Semiconductor Manufacturing International Corp.(a)	1,801,500	5,787,933
Shanghai Pharmaceuticals Holding Co. Ltd., Class A	1,239,679	4,018,144
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	5,042,300	8,991,386
Shanghai Pudong Development Bank Co. Ltd., Class A	2,232,264	3,376,515
Shenzhen Inovance Technology Co. Ltd., Class A	918,500	7,483,016
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	77,500	3,874,915
Shenzhou International Group Holdings Ltd.	687,400	11,086,882
Sino Biopharmaceutical Ltd.	5,543,000	6,401,147
Sinopharm Group Co. Ltd., Class H	1,666,000	4,101,505
SOHO China Ltd.(a)	13,820,000	4,261,827
Sunac China Holdings Ltd.	1,294,000	5,443,043
Suning.com Co. Ltd., Class A	6,270,238	9,017,447
Sunny Optical Technology Group Co. Ltd.	492,000	7,294,156
TAL Education Group, ADR(a)	167,930	12,394,913
TCL Technology Group Corp., Class A	5,603,962	5,792,843
Tencent Holdings Ltd.	3,439,500	235,434,766
Tencent Music Entertainment Group, ADR(a)(c)	255,743	3,997,263
Tongcheng-Elong Holdings Ltd.(a)	2,041,200	4,003,308
TravelSky Technology Ltd., Class H	1,764,000	3,669,049
Trip.com Group Ltd., ADR(a)	271,263	8,202,993
Unisplendour Corp. Ltd., Class A	1,269,302	6,078,580
Vipshop Holdings Ltd., ADR(a)	340,739	5,625,601
Wanda Film Holding Co. Ltd., Class A(a)	1,407,560	3,808,077
Wuliangye Yibin Co. Ltd., Class A	118,360	4,147,434
WuXi AppTec Co. Ltd., Class A	367,229	5,893,014
WuXi AppTec Co. Ltd., Class H(b)	423,200	6,268,699
Wuxi Biologics Cayman Inc.(a)(b)	928,500	24,128,552
Xiaomi Corp., Class B(a)(b)	5,019,800	15,221,034
Xinjiang Goldwind Science & Technology Co. Ltd., Class A	2,306,120	3,676,782
Xinjiang Goldwind Science & Technology Co. Ltd., Class H	4,507,536	3,879,314
Xinyi Solar Holdings Ltd.	5,254,000	6,636,860
Yihai International Holding Ltd.(a)	285,000	4,479,010
Yum China Holdings Inc.(a)	174,717	10,082,918
Yuzhou Group Holdings Co. Ltd.	20,656,000	9,648,164
Zai Lab Ltd., ADR(a)(c)	45,333	3,598,080
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H(a)	5,010,400	5,016,768

		1,479,978,888

Colombia — 0.2%
Ecopetrol SA	6,685,228	3,904,194
Interconexion Electrica SA ESP	662,776	3,700,961

		7,605,155

Czech Republic — 0.1%
Komercni Banka AS(a)	204,417	4,931,125

Greece — 0.1%
OPAP SA	489,155	4,492,840

Hungary — 0.4%
MOL Hungarian Oil & Gas PLC(a)	2,452,404	13,850,352

India — 8.3%
Asian Paints Ltd.	668,857	17,256,751
Axis Bank Ltd.(a)	920,204	6,210,119
Axis Bank Ltd., GDR(d)	99,425	3,499,760
Bajaj Finance Ltd.	115,360	5,466,190

Security	Shares	Value

India (continued)
Bandhan Bank Ltd.(a)(b)	934,979	$3,884,340
Bharat Petroleum Corp. Ltd.	801,628	4,441,177
Bharti Airtel Ltd.	1,040,782	7,255,039
Dabur India Ltd.	2,033,132	13,109,051
Eicher Motors Ltd.	174,736	4,966,175
HCL Technologies Ltd.	1,102,968	10,405,203
Hero MotoCorp Ltd.	117,726	4,807,802
Hindalco Industries Ltd.	1,428,628	3,595,467
Hindustan Unilever Ltd.	684,079	19,677,814
Housing Development Finance Corp. Ltd.	1,257,935	31,318,706
ICICI Bank Ltd.(a)	1,810,087	9,703,635
Indian Oil Corp. Ltd.	3,291,958	3,837,245
Info Edge India Ltd.	78,281	3,470,866
Infosys Ltd.	2,564,522	32,352,887
Mahindra & Mahindra Ltd.	122,540	1,010,353
Mahindra & Mahindra Ltd., GDR	884,601	7,412,956
Marico Ltd.	1,771,514	8,878,328
Nestle India Ltd.	58,146	12,599,294
Power Grid Corp. of India Ltd.	1,752,641	4,260,912
Reliance Industries Ltd.	1,263,189	35,707,195
Reliance Industries Ltd., GDR(b)	127,416	7,377,386
Tata Consultancy Services Ltd.	761,131	23,340,868
Tata Steel Ltd.	21,587	121,121
Titan Co. Ltd.	523,797	7,831,248
UPL Ltd.	570,136	3,918,898
Wipro Ltd.	1,420,161	5,234,381

		302,951,167

Indonesia — 1.4%
Bank Central Asia Tbk PT	9,112,900	19,633,802
Bank Negara Indonesia Persero Tbk PT	13,885,500	4,862,905
Bank Rakyat Indonesia Persero Tbk PT	50,220,900	12,104,745
Kalbe Farma Tbk PT	35,597,200	3,862,220
Telekomunikasi Indonesia Persero Tbk PT	24,951,800	4,900,405
Unilever Indonesia Tbk PT	7,324,900	4,137,154

		49,501,231

Malaysia — 2.4%
AMMB Holdings Bhd	4,873,900	3,416,586
Axiata Group Bhd	4,817,400	3,481,064
Hartalega Holdings Bhd	1,191,100	4,723,796
Malayan Banking Bhd	4,537,500	7,984,606
Maxis Bhd	6,080,800	7,299,004
Nestle Malaysia Bhd	498,800	16,668,578
Petronas Dagangan Bhd	1,061,600	5,250,020
Public Bank Bhd	4,136,600	16,306,079
RHB Bank Bhd	5,552,200	6,104,687
Sime Darby Plantation Bhd	4,901,900	6,001,606
Supermax Corp. Bhd(a)	686,800	3,650,403
Telekom Malaysia Bhd(c)	3,983,000	3,968,179
Top Glove Corp. Bhd	548,800	3,462,361

		88,316,969

Mexico — 1.4%
Arca Continental SAB de CV	728,500	3,322,953
Cemex SAB de CV, CPO, NVS	17,453,600	5,598,294
Coca-Cola Femsa SAB de CV	1,577,283	6,615,854
Fomento Economico Mexicano SAB de CV	595,200	3,463,615
Grupo Financiero Banorte SAB de CV, Class O(a)	2,315,200	8,004,715
Infraestructura Energetica Nova SAB de CV	3,910,329	11,450,836
Wal-Mart de Mexico SAB de CV	5,127,200	12,306,123

		50,762,390

17	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® ESG Aware MSCI EM ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Peru — 0.1%
Credicorp Ltd.	28,206	$3,680,319

Philippines — 0.4%
BDO Unibank Inc.	4,812,920	8,536,890
Globe Telecom Inc.	86,745	3,735,662
SM Prime Holdings Inc.	5,762,300	3,470,334

		15,742,886

Poland — 0.8%
Bank Polska Kasa Opieki SA(a)	246,488	3,514,010
CD Projekt SA(a)	32,684	3,906,703
KGHM Polska Miedz SA(a)	332,299	12,395,938
Polski Koncern Naftowy ORLEN SA	438,441	6,052,160
Santander Bank Polska SA(a)	83,527	3,449,412

		29,318,223

Qatar — 0.7%
Commercial Bank PSQC (The)	5,368,388	6,072,235
Qatar Fuel QSC	147,828	740,650
Qatar National Bank QPSC	3,874,492	18,990,022

		25,802,907

Russia — 3.0%
Gazprom PJSC	5,984,710	14,601,692
Gazprom PJSC, ADR	521,356	2,536,918
LUKOIL PJSC	431,665	28,963,902
Novatek PJSC, GDR(d)	92,056	13,633,493
Novolipetsk Steel PJSC	3,259,410	6,788,068
Polymetal International PLC	369,744	9,873,730
Polyus PJSC	50,566	12,282,645
Rosneft Oil Co. PJSC	211,930	1,063,932
Rosneft Oil Co. PJSC, GDR(d)	344,670	1,750,924
Sberbank of Russia PJSC(a)	5,886,140	17,879,977
Surgutneftegas PJSC	1,348,000	664,713

		110,039,994

Saudi Arabia — 2.5%
Al Rajhi Bank	530,353	9,177,541
Almarai Co. JSC	408,120	5,843,577
Arab National Bank	632,162	3,499,229
Bank AlBilad	550,374	3,524,906
Banque Saudi Fransi	910,790	7,759,000
National Commercial Bank(a)	739,595	7,335,902
Samba Financial Group	720,128	5,289,906
Saudi Arabian Mining Co.(a)	651,505	6,844,325
Saudi Arabian Oil Co.(b)	1,178,441	11,170,280
Saudi Basic Industries Corp.	1,017,000	23,862,736
Saudi British Bank (The)	543,756	3,892,826
Savola Group (The)	313,269	4,059,479

		92,259,707

South Africa — 3.9%
Absa Group Ltd.	769,789	3,510,142
AngloGold Ashanti Ltd.	160,382	4,682,922
Bidvest Group Ltd. (The)	410,036	3,294,326
Clicks Group Ltd.	425,241	5,773,212
FirstRand Ltd.	1,580,069	3,530,177
Gold Fields Ltd.	579,906	7,498,857
Growthpoint Properties Ltd.	5,421,630	3,907,510
Impala Platinum Holdings Ltd.	434,372	4,009,312
Kumba Iron Ore Ltd.	214,959	6,737,592
MTN Group Ltd.	900,690	3,246,817
MultiChoice Group Ltd.(a)	640,098	3,660,834
Naspers Ltd., Class N	264,310	48,251,738

Security	Shares	Value

South Africa (continued)
Nedbank Group Ltd.	598,984	$3,393,874
NEPI Rockcastle PLC	1,074,122	5,027,205
Old Mutual Ltd.	14,109,401	9,319,513
Sibanye Stillwater Ltd.(a)	1,222,722	3,701,817
Standard Bank Group Ltd.	1,368,882	8,531,853
Vodacom Group Ltd.	1,388,474	10,479,992
Woolworths Holdings Ltd.	2,274,836	4,268,695

		142,826,388

South Korea — 11.0%
Amorepacific Corp.	38,369	5,426,376
AMOREPACIFIC Group	119,450	5,128,336
BNK Financial Group Inc.	777,087	3,323,177
Celltrion Inc.(a)	33,649	8,412,958
CJ CheilJedang Corp.	10,089	3,456,708
GS Holdings Corp.	137,427	3,759,893
Hana Financial Group Inc.	141,265	3,353,542
Hankook Tire & Technology Co. Ltd.	167,338	4,155,628
Hyundai Marine & Fire Insurance Co. Ltd.	177,184	3,296,377
Hyundai Motor Co.(a)	29,664	4,407,523
Kakao Corp.	24,799	8,496,669
KB Financial Group Inc.	380,662	11,808,565
LG Chem Ltd.	33,676	20,978,399
LG Corp.	153,286	10,671,565
LG Display Co. Ltd.(a)	563,014	6,919,778
LG Electronics Inc.	224,475	15,911,099
LG Household & Health Care Ltd.	7,321	9,078,065
LG Innotek Co. Ltd.	36,531	4,459,125
NAVER Corp.	91,974	24,969,791
NCSoft Corp.	10,874	7,552,025
POSCO	82,842	12,866,697
Samsung Biologics Co. Ltd.(a)(b)	6,177	4,045,548
Samsung Card Co. Ltd.	140,143	3,391,793
Samsung Electro-Mechanics Co. Ltd.	35,598	3,730,913
Samsung Electronics Co. Ltd.	2,803,969	127,463,866
Samsung Fire & Marine Insurance Co. Ltd.	27,706	4,361,497
Samsung SDI Co. Ltd.	49,156	18,724,716
Shinhan Financial Group Co. Ltd.	577,461	14,413,434
SK Holdings Co. Ltd.	46,391	8,357,331
SK Hynix Inc.	262,304	16,583,071
SK Innovation Co. Ltd.	52,811	6,446,330
SK Telecom Co. Ltd.	46,924	9,796,407
S-Oil Corp.	83,700	3,981,017

		399,728,219

Taiwan — 13.0%
Acer Inc.(a)	10,773,000	8,573,166
ASE Technology Holding Co. Ltd.	1,623,186	3,385,614
Cathay Financial Holding Co. Ltd.	12,612,110	17,129,069
Chailease Holding Co. Ltd.	1,290,352	5,695,025
China Steel Corp.	4,994,000	3,387,032
Chunghwa Telecom Co. Ltd.	3,969,000	14,676,704
CTBC Financial Holding Co. Ltd.	16,759,000	10,823,681
Delta Electronics Inc.	2,304,000	14,840,959
E.Sun Financial Holding Co. Ltd.	18,702,509	17,337,500
Eva Airways Corp.	9,763,000	3,826,474
Evergreen Marine Corp. Taiwan Ltd.(a)	6,768,000	4,013,537
Far Eastern New Century Corp.	6,352,000	5,726,033
Far EasTone Telecommunications Co. Ltd.	1,927,000	4,025,871
First Financial Holding Co. Ltd.	25,749,960	18,648,898
Fubon Financial Holding Co. Ltd.	12,742,000	18,586,562

S C H E D U L E O F I N V E S T M E N T S	18

Schedule of Investments (continued) August 31, 2020	iShares® ESG Aware MSCI EM ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Taiwan (continued)
Hiwin Technologies Corp.	320,551	$3,517,796
Hon Hai Precision Industry Co. Ltd.	2,905,000	7,613,602
Hotai Motor Co. Ltd.	320,000	6,510,915
Inventec Corp.	6,376,000	4,943,646
Lite-On Technology Corp.	4,463,039	7,057,751
MediaTek Inc.	699,000	13,245,540
President Chain Store Corp.	1,306,000	12,017,791
Taishin Financial Holding Co. Ltd.	38,293,224	17,292,409
Taiwan Business Bank	23,520,875	8,016,248
Taiwan Mobile Co. Ltd.	1,066,000	3,687,576
Taiwan Semiconductor Manufacturing Co. Ltd.	14,987,000	217,846,923
United Microelectronics Corp.	5,782,000	4,177,646
Win Semiconductors Corp.	369,000	3,596,749
Wistron Corp.	8,946,768	9,726,902
Yuanta Financial Holding Co. Ltd.	8,373,040	5,250,718

		475,178,337

Thailand — 2.4%
Advanced Info Service PCL, NVDR	612,400	3,600,906
Airports of Thailand PCL, NVDR	2,141,400	3,853,110
Bangkok Dusit Medical Services PCL, NVDR	10,488,100	7,009,478
BTS Group Holdings PCL, NVDR	14,863,900	4,966,971
Central Pattana PCL, NVDR	2,320,000	3,503,575
Home Product Center PCL, NVDR	8,905,300	4,263,442
Intouch Holdings PCL, NVDR	2,028,900	3,552,897
Kasikornbank PCL, Foreign	1,184,600	3,206,765
Kasikornbank PCL, NVDR	1,772,000	4,796,883
Minor International PCL, NVDR(a)	9,326,300	6,712,479
PTT Exploration & Production PCL, NVDR	1,898,400	5,428,793
PTT PCL, NVDR	10,742,200	12,425,711
Siam Cement PCL (The), NVDR	1,250,800	14,227,109
Siam Commercial Bank PCL (The), NVDR	3,304,300	7,697,381
Total Access Communication PCL, NVDR	3,178,400	3,650,986

		88,896,486

Turkey — 0.2%
Anadolu Efes Biracilik Ve Malt Sanayii AS	1,331,891	3,516,598
Turkcell Iletisim Hizmetleri AS	2,389,642	4,650,044

		8,166,642

United Arab Emirates — 0.6%
Abu Dhabi Commercial Bank PJSC	5,208,247	7,855,298
First Abu Dhabi Bank PJSC	4,071,425	12,702,593

		20,557,891

Total Common Stocks — 97.7% (Cost: $3,117,387,327)		3,571,486,652

Preferred Stocks

Brazil — 1.0%
Banco Bradesco SA, Preference Shares, NVS	2,784,070	10,525,458
Cia. Energetica de Minas Gerais, Preference Shares, NVS	4,256,023	8,169,293
Itau Unibanco Holding SA, Preference Shares, NVS	2,323,110	9,972,701

Security	Shares	Value

Brazil (continued)
Itausa SA, Preference Shares, NVS	2,445,131	$4,203,063
Telefonica Brasil SA, Preference Shares, NVS	695,800	6,067,751

		38,938,266

Colombia — 0.1%
Bancolombia SA, Preference Shares, NVS	510,068	3,634,424

South Korea — 0.7%
LG Household & Health Care Ltd., Preference Shares, NVS	5,589	3,298,164
Samsung Electronics Co. Ltd., Preference Shares, NVS	528,545	21,134,681

		24,432,845

Total Preferred Stocks — 1.8% (Cost: $79,081,771)		67,005,535

Rights

China — 0.0%
Legend Holdings Corp. Class H, (Expires 05/19/23)(a)(e)	29,546	0	(f)

Total Rights — 0.0% (Cost: $0)		0	(f)

Short-Term Investments

Money Market Funds — 0.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.37%(g)(h)(i)	16,661,989	16,678,651
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.07%(g)(h)	3,950,000	3,950,000

		20,628,651

Total Short-Term Investments — 0.6% (Cost: $20,616,633)		20,628,651

Total Investments in Securities — 100.1% (Cost: $3,217,085,731)		3,659,120,838

Other Assets, Less Liabilities — (0.1)%		(4,640,747)

Net Assets — 100.0%		$3,654,480,091

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)	Rounds to less than $1.
(g)	Affiliate of the Fund.
(h)	Annualized 7-day yield as of period-end.
(i)	All or a portion of this security was purchased with cash collateral received from loaned securities.

19	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® ESG Aware MSCI EM ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$5,715,338	$10,965,034	(a)	$—	$(12,034)	$10,313	$16,678,651	16,661,989	$315,587	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,431,000	2,519,000	(a)	—	—	—	3,950,000	3,950,000	20,408		—

					$(12,034)	$10,313	$20,628,651		$335,995		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Emerging Markets E-Mini Index	159	09/18/20	$8,748	$184,117

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$184,117

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$3,099,320

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$208,615

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$6,485,688

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	20

Schedule of Investments (continued) August 31, 2020	iShares® ESG Aware MSCI EM ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3		Total

Investments
Assets
Common Stocks	$3,571,486,652	$—	$—		$3,571,486,652
Preferred Stocks	67,005,535	—	—		67,005,535
Rights	—	—	0	(a)	0	(a)
Money Market Funds	20,628,651	—	—		20,628,651

	$3,659,120,838	$—	$0	(a)	$3,659,120,838

Derivative financial instruments(b)
Assets
Futures Contracts	$184,117	$—	$—		$184,117

(a)	Rounds to less than $1.
(b)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

21	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2020	iShares® MSCI Emerging Markets ex China ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Argentina — 0.2%
Globant SA(a)	708	$125,727
Telecom Argentina SA, ADR	1,746	11,803
YPF SA, ADR(a)	2,864	15,981

		153,511

Brazil — 6.3%
Ambev SA	92,800	208,237
Atacadao SA	8,000	28,509
B2W Cia. Digital(a)	4,868	99,465
B3 SA - Brasil, Bolsa, Balcao	41,600	445,885
Banco Bradesco SA	22,628	78,494
Banco BTG Pactual SA	4,800	70,286
Banco do Brasil SA	17,600	104,749
Banco Santander Brasil SA	8,000	41,240
BB Seguridade Participacoes SA	14,400	69,245
BRF SA(a)	8,321	29,714
CCR SA	24,000	58,317
Centrais Eletricas Brasileiras SA	6,491	42,016
Cia Brasileira de Distribuicao	3,200	37,046
Cia. de Saneamento Basico do Estado de Sao Paulo	6,400	55,706
Cia. Siderurgica Nacional SA	14,400	39,925
Cielo SA	24,000	19,949
Cogna Educacao	32,000	33,249
Cosan SA	4,800	72,841
Energisa SA	3,200	25,345
Engie Brasil Energia SA	4,800	37,300
Equatorial Energia SA	19,200	81,197
Hapvida Participacoes e Investimentos SA(b)	4,800	56,637
Hypera SA	8,000	46,155
IRB Brasil Resseguros S/A	14,400	18,716
IRB Brasil Resseguros S/A(a)	4,204	5,303
JBS SA	22,400	91,627
Klabin SA	12,800	59,965
Localiza Rent a Car SA	13,040	114,643
Lojas Renner SA	17,630	139,699
Magazine Luiza SA	14,400	244,694
Multiplan Empreendimentos Imobiliarios SA	9,600	36,434
Natura & Co. Holding SA	14,694	132,157
Notre Dame Intermedica Participacoes SA	9,600	129,671
Petrobras Distribuidora SA	12,800	49,792
Petroleo Brasileiro SA	74,600	303,519
Raia Drogasil SA	4,800	94,322
Rumo SA(a)	24,000	98,872
Sul America SA	4,800	37,781
Suzano SA(a)	11,200	102,488
TIM Participacoes SA	9,628	25,132
Ultrapar Participacoes SA	14,400	51,028
Vale SA	72,071	784,046
Via Varejo SA(a)	27,200	101,642
WEG SA	17,640	207,787

		4,610,825

Chile — 0.7%
Banco de Chile	682,042	57,153
Banco de Credito e Inversiones SA	1,295	40,909
Banco Santander Chile	876,161	33,778
Cencosud SA	30,320	44,958
Cia. Cervecerias Unidas SA	4,384	28,891
Empresa Nacional de Telecomunicaciones SA	272	1,651
Empresas CMPC SA	28,384	59,105

Security	Shares	Value

Chile (continued)
Empresas COPEC SA	9,520	$69,979
Enel Americas SA	776,288	111,973
Enel Chile SA	572,592	44,149
Falabella SA	18,304	57,822

		550,368

China — 0.1%
Silergy Corp.	1,000	63,562

Colombia — 0.3%
Bancolombia SA	6,320	43,819
Ecopetrol SA	94,272	55,055
Grupo de Inversiones Suramericana SA	6,464	36,199
Interconexion Electrica SA ESP	11,008	61,469

		196,542

Czech Republic — 0.2%
CEZ AS	2,912	60,107
Komercni Banka AS(a)	1,632	39,368
Moneta Money Bank AS(b)	14,432	36,456

		135,931

Egypt — 0.1%
Commercial International Bank Egypt SAE	20,088	85,637
Eastern Co. SAE	19,938	16,001

		101,638

Greece — 0.2%
Hellenic Telecommunications Organization SA	3,923	64,276
JUMBO SA	1,893	32,940
Motor Oil Hellas Corinth Refineries SA	55	773
OPAP SA	3,493	32,083

		130,072

Hungary — 0.4%
MOL Hungarian Oil & Gas PLC(a)	9,504	53,676
OTP Bank Nyrt(a)	4,720	159,687
Richter Gedeon Nyrt	2,864	70,162

		283,525

Indonesia — 2.4%
Adaro Energy Tbk PT	299,200	22,292
Astra International Tbk PT	425,600	149,051
Bank Central Asia Tbk PT	193,600	417,113
Bank Mandiri Persero Tbk PT	374,400	152,974
Bank Negara Indonesia Persero Tbk PT	155,200	54,353
Bank Rakyat Indonesia Persero Tbk PT	1,110,400	267,640
Barito Pacific Tbk PT(a)	566,400	32,671
Charoen Pokphand Indonesia Tbk PT(a)	152,000	65,758
Gudang Garam Tbk PT(a)	11,200	36,532
Hanjaya Mandala Sampoerna Tbk PT	142,400	16,135
Indah Kiat Pulp & Paper Corp. Tbk PT	48,000	30,654
Indocement Tunggal Prakarsa Tbk PT	40,000	32,618
Indofood CBP Sukses Makmur Tbk PT	45,700	32,088
Indofood Sukses Makmur Tbk PT	76,800	40,213
Kalbe Farma Tbk PT	456,000	49,475
Perusahaan Gas Negara Tbk PT	248,000	21,373
Semen Indonesia Persero Tbk PT	72,000	52,161
Telekomunikasi Indonesia Persero Tbk PT	882,000	173,220
Unilever Indonesia Tbk PT	151,000	85,286
United Tractors Tbk PT	36,800	58,122
XL Axiata Tbk PT	28,800	4,826

		1,794,555

S C H E D U L E O F I N V E S T M E N T S	22

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Emerging Markets ex China ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Malaysia — 3.0%
Axiata Group Bhd	62,400	$45,090
CIMB Group Holdings Bhd	110,400	87,461
Dialog Group Bhd	70,400	60,674
DiGi.Com Bhd	81,600	77,379
Gamuda Bhd	51,200	41,791
Genting Bhd	54,400	45,839
Genting Malaysia Bhd	64,000	35,031
Hartalega Holdings Bhd	36,800	145,946
Hong Leong Bank Bhd	19,200	64,530
IHH Healthcare Bhd	48,000	61,765
IOI Corp. Bhd	33,600	35,976
Kossan Rubber Industries	12,800	49,104
Kuala Lumpur Kepong Bhd	11,200	60,927
Malayan Banking Bhd	86,400	152,037
Malaysia Airports Holdings Bhd	22,544	27,602
Maxis Bhd	54,400	65,298
MISC Bhd	28,800	52,615
Petronas Chemicals Group Bhd	44,800	58,722
Petronas Dagangan Bhd	3,200	15,825
Petronas Gas Bhd	16,000	63,378
PPB Group Bhd	14,440	62,398
Press Metal Aluminium Holdings Bhd	38,400	48,029
Public Bank Bhd	59,200	233,361
RHB Bank Bhd	32,000	35,184
Sime Darby Bhd	73,600	38,695
Sime Darby Plantation Bhd	49,600	60,727
Supermax Corp. Bhd(a)	15,400	81,852
Telekom Malaysia Bhd	9,600	9,564
Tenaga Nasional Bhd	52,800	137,657
Top Glove Corp. Bhd	32,000	201,887
YTL Corp. Bhd(a)	97,640	15,705

		2,172,049

Mexico — 2.8%
Alfa SAB de CV, Class A	36,400	23,401
America Movil SAB de CV, Series L, NVS	645,200	391,790
Arca Continental SAB de CV	9,600	43,789
Cemex SAB de CV, CPO, NVS	294,400	94,430
Coca-Cola Femsa SAB de CV	11,200	46,978
Fibra Uno Administracion SA de CV	68,800	53,692
Fomento Economico Mexicano SAB de CV	38,400	223,459
Gruma SAB de CV, Class B	4,160	49,194
Grupo Aeroportuario del Pacifico SAB de CV, Class B	8,000	62,206
Grupo Aeroportuario del Sureste SAB de CV, Class B(a)	4,115	46,625
Grupo Bimbo SAB de CV, Series A	33,602	62,058
Grupo Financiero Banorte SAB de CV, Class O(a)	52,800	182,554
Grupo Financiero Inbursa SAB de CV, Class O(a)	56,000	40,965
Grupo Mexico SAB de CV, Series B	62,400	166,506
Grupo Televisa SAB, CPO(a)	53,700	66,297
Industrias Penoles SAB de CV	2,887	48,154
Infraestructura Energetica Nova SAB de CV	6,400	18,741
Kimberly-Clark de Mexico SAB de CV, Class A	30,400	48,838
Megacable Holdings SAB de CV, CPO	8,000	23,025
Orbia Advance Corp. SAB de CV	20,800	33,415
Promotora y Operadora de Infraestructura SAB de CV(a)	6,880	51,139
Wal-Mart de Mexico SAB de CV	105,600	253,457

		2,030,713

Pakistan — 0.0%
MCB Bank Ltd.(a)	30,192	31,184

Security	Shares	Value

Peru — 0.4%
Cia. de Minas Buenaventura SAA, ADR	4,496	$63,304
Credicorp Ltd.	1,376	179,540
Southern Copper Corp.	1,776	85,426

		328,270

Philippines — 1.2%
Aboitiz Equity Ventures Inc.	45,050	44,599
Ayala Corp.	5,920	89,560
Ayala Land Inc.	160,200	95,159
BDO Unibank Inc.	39,680	70,382
Globe Telecom Inc.	400	17,226
GT Capital Holdings Inc.	2,724	22,473
International Container Terminal Services Inc.	20,480	44,352
JG Summit Holdings Inc.	64,360	85,353
Jollibee Foods Corp.	11,040	30,762
Metro Pacific Investments Corp.	416,600	28,870
Metropolitan Bank & Trust Co.	25,647	17,721
PLDT Inc.	1,600	48,807
SM Investments Corp.	5,925	103,872
SM Prime Holdings Inc.	228,800	137,795
Universal Robina Corp.	20,640	58,661

		895,592

Poland — 1.3%
Bank Polska Kasa Opieki SA(a)	3,536	50,410
CD Projekt SA(a)	1,392	166,385
Dino Polska SA(a)(b)	784	47,785
Grupa Lotos SA	2,048	22,587
KGHM Polska Miedz SA(a)	2,704	100,869
LPP SA(a)	41	80,300
mBank SA(a)	432	22,150
Orange Polska SA(a)	13,920	27,415
PGE Polska Grupa Energetyczna SA(a)	18,560	30,548
Polski Koncern Naftowy ORLEN SA	6,368	87,903
Polskie Gornictwo Naftowe i Gazownictwo SA	39,584	55,353
Powszechna Kasa Oszczednosci Bank Polski SA(a)	18,080	106,305
Powszechny Zaklad Ubezpieczen SA(a)	12,016	88,993
Santander Bank Polska SA(a)	784	32,377

		919,380

Qatar — 1.4%
Commercial Bank PSQC (The)	37,600	42,530
Industries Qatar QSC	34,176	91,756
Masraf Al Rayan QSC	89,280	101,374
Mesaieed Petrochemical Holding Co.	87,680	50,615
Ooredoo QPSC	25,200	45,295
Qatar Electricity & Water Co. QSC	14,080	65,943
Qatar Fuel QSC	2,576	12,906
Qatar International Islamic Bank QSC	11,472	26,739
Qatar Islamic Bank SAQ	23,680	103,167
Qatar National Bank QPSC	92,608	453,899

		994,224

Russia — 5.3%
Alrosa PJSC	49,923	44,248
Gazprom PJSC	228,480	557,453
Inter RAO UES PJSC	944,000	66,272
LUKOIL PJSC	8,544	573,286
Magnit PJSC, GDR(c)	5,630	82,592
Magnitogorsk Iron & Steel Works PJSC	40,000	20,278
MMC Norilsk Nickel PJSC	1,344	349,288
Mobile TeleSystems PJSC, ADR	12,528	116,761
Novatek PJSC, GDR(c)	1,792	265,395

23	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Emerging Markets ex China ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Russia (continued)
Novolipetsk Steel PJSC	22,080	$45,984
PhosAgro PJSC, GDR, Registered Shares(c)	2,752	32,804
Polymetal International PLC	4,565	121,905
Polyus PJSC	621	150,843
Rosneft Oil Co. PJSC, GDR(c)	23,639	120,086
Sberbank of Russia PJSC(a)	202,900	616,337
Severstal PAO	4,119	51,672
Surgutneftegas PJSC	140,100	69,085
Tatneft PJSC	30,720	225,825
VTB Bank PJSC, GDR(a)(c)	33,344	30,476
X5 Retail Group NV, GDR(c)	2,848	102,526
Yandex NV, Class A(a)	3,900	271,950

		3,915,066

Saudi Arabia — 4.7%
Abdullah Al Othaim Markets Co.	1,216	40,464
Advanced Petrochemical Co.	3,776	55,475
Al Rajhi Bank	25,248	436,906
Alinma Bank(a)	15,811	65,344
Almarai Co. JSC	5,136	73,539
Arab National Bank	9,456	52,342
Bank AlBilad	9,392	60,152
Bank Al-Jazira	13,408	46,690
Banque Saudi Fransi	11,136	94,867
Bupa Arabia for Cooperative Insurance Co.(a)	1,376	45,494
Co for Cooperative Insurance (The)(a)	2,176	45,836
Dar Al Arkan Real Estate Development Co.(a)	8,160	17,645
Emaar Economic City(a)	7,650	16,461
Etihad Etisalat Co.(a)	6,960	49,735
Jarir Marketing Co.	1,408	61,344
National Commercial Bank(a)	26,352	261,381
National Industrialization Co.(a)	6,552	20,649
Rabigh Refining & Petrochemical Co.(a)	3,408	12,976
Riyad Bank	25,232	129,038
Sahara International Petrochemical Co.	10,384	44,078
Samba Financial Group	20,112	147,739
Saudi Airlines Catering Co.	1,344	28,704
Saudi Arabian Fertilizer Co.	3,552	78,514
Saudi Arabian Mining Co.(a)	6,864	72,109
Saudi Arabian Oil Co.(b)	39,152	371,117
Saudi Basic Industries Corp.	16,848	395,319
Saudi British Bank (The)	12,928	92,553
Saudi Cement Co.	2,144	32,185
Saudi Electricity Co.	17,408	73,894
Saudi Industrial Investment Group	7,584	44,285
Saudi Kayan Petrochemical Co.(a)	19,584	47,414
Saudi Telecom Co.	11,600	296,924
Savola Group (The)	4,976	64,481
Yanbu National Petrochemical Co.	4,576	65,276

		3,440,930

South Africa — 6.2%
Absa Group Ltd.	14,896	67,924
Anglo American Platinum Ltd.	848	63,279
AngloGold Ashanti Ltd.	8,624	251,808
Aspen Pharmacare Holdings Ltd.(a)	7,840	62,877
Bid Corp. Ltd.	6,816	112,617
Bidvest Group Ltd. (The)	6,528	52,448
Capitec Bank Holdings Ltd.	1,455	71,714
Clicks Group Ltd.	5,200	70,597
Discovery Ltd.	8,096	57,839

Security	Shares	Value

South Africa (continued)
Exxaro Resources Ltd.	5,616	$45,475
FirstRand Ltd.	96,008	214,500
Gold Fields Ltd.	17,840	230,692
Growthpoint Properties Ltd.	61,008	43,970
Harmony Gold Mining Co. Ltd.(a)	10,304	67,275
Impala Platinum Holdings Ltd.	15,936	147,091
Kumba Iron Ore Ltd.	816	25,576
Life Healthcare Group Holdings Ltd.	33,360	32,570
Mr. Price Group Ltd.	5,109	34,946
MTN Group Ltd.	33,648	121,295
MultiChoice Group Ltd.(a)	10,240	58,564
Naspers Ltd., Class N	8,592	1,568,533
Nedbank Group Ltd.	7,537	42,705
NEPI Rockcastle PLC	8,832	41,336
Northam Platinum Ltd.(a)	6,432	60,765
Old Mutual Ltd.	99,632	65,809
Pick n Pay Stores Ltd.	386	951
Rand Merchant Investment Holdings Ltd.	15,072	26,752
Reinet Investments SCA	3,264	62,254
Remgro Ltd.	9,905	51,404
Sanlam Ltd.	39,696	128,827
Sasol Ltd.(a)	11,056	90,432
Shoprite Holdings Ltd.	9,184	59,903
Sibanye Stillwater Ltd.(a)	44,757	135,503
SPAR Group Ltd. (The)	3,760	35,879
Standard Bank Group Ltd.	26,384	164,444
Tiger Brands Ltd.	3,088	31,430
Vodacom Group Ltd.	12,336	93,110
Woolworths Holdings Ltd.	19,904	37,350

		4,530,444

South Korea — 18.9%
Alteogen Inc.(a)	366	64,394
Amorepacific Corp.	720	101,827
AMOREPACIFIC Group	576	24,729
BGF retail Co. Ltd.	225	24,150
BNK Financial Group Inc.	3,136	13,411
Celltrion Healthcare Co. Ltd.(a)	1,171	98,676
Celltrion Inc.(a)	1,908	477,040
Celltrion Pharm Inc.(a)	200	18,705
CJ CheilJedang Corp.	208	71,265
CJ ENM Co. Ltd.	288	28,778
Coway Co. Ltd.(a)	1,120	75,239
Daelim Industrial Co. Ltd.	720	52,671
Daewoo Shipbuilding & Marine Engineering Co. Ltd.(a)	1,888	35,204
DB Insurance Co. Ltd.	1,024	37,627
Douzone Bizon Co. Ltd.	384	32,649
E-MART Inc.	464	46,873
Fila Holdings Corp.	976	28,510
GS Engineering & Construction Corp.	1,632	33,934
GS Holdings Corp.	1,232	33,707
Hana Financial Group Inc.	5,472	129,902
Hankook Tire & Technology Co. Ltd.	1,477	36,679
Hanmi Pharm Co. Ltd.	161	41,541
Hanon Systems	4,896	53,168
Hanwha Corp.	1,248	28,891
Hanwha Solutions Corp.	2,336	78,562
HLB Inc.(a)	914	66,786
Hotel Shilla Co. Ltd.	736	43,557
Hyundai Engineering & Construction Co. Ltd.	1,664	45,176
Hyundai Glovis Co. Ltd.	432	52,914

S C H E D U L E O F I N V E S T M E N T S	24

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Emerging Markets ex China ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea (continued)
Hyundai Heavy Industries Holdings Co. Ltd.	187	$35,577
Hyundai Marine & Fire Insurance Co. Ltd.	1,312	24,409
Hyundai Mobis Co. Ltd.(a)	1,344	253,435
Hyundai Motor Co.(a)	3,056	454,065
Hyundai Steel Co.	1,536	32,455
Industrial Bank of Korea	1,664	11,332
Kakao Corp.	1,120	383,736
Kangwon Land Inc.	1,936	33,655
KB Financial Group Inc.	7,680	238,242
Kia Motors Corp.	5,104	182,393
KMW Co. Ltd.(a)	368	23,668
Korea Aerospace Industries Ltd.	1,856	35,076
Korea Electric Power Corp.(a)	5,072	87,529
Korea Investment Holdings Co. Ltd.	912	46,755
Korea Shipbuilding & Offshore Engineering Co. Ltd.(a)	1,216	88,239
Korea Zinc Co. Ltd.	160	53,675
KT&G Corp.	2,336	163,416
Kumho Petrochemical Co. Ltd.	128	10,829
LG Chem Ltd.	976	607,997
LG Corp.	1,872	130,326
LG Display Co. Ltd.(a)	4,480	55,062
LG Electronics Inc.	2,304	163,311
LG Household & Health Care Ltd.	208	257,921
LG Innotek Co. Ltd.	272	33,201
LG Uplus Corp.	2,752	27,685
Lotte Chemical Corp.	352	56,153
Lotte Corp.	624	15,759
Lotte Shopping Co. Ltd.	273	17,466
Mirae Asset Daewoo Co. Ltd.	7,360	57,621
NAVER Corp.	2,496	677,633
NCSoft Corp.	336	233,353
Netmarble Corp.(a)(b)	544	76,249
NH Investment & Securities Co. Ltd.	3,152	23,775
Orion Corp./Republic of Korea	544	64,342
Pearl Abyss Corp.(a)	128	19,611
POSCO	1,472	228,625
POSCO Chemical Co. Ltd.	544	40,758
S-1 Corp.	240	17,618
Samsung Biologics Co. Ltd.(a)(b)	336	220,059
Samsung C&T Corp.	1,584	144,012
Samsung Electro-Mechanics Co. Ltd.	1,216	127,445
Samsung Electronics Co. Ltd.	93,456	4,248,358
Samsung Engineering Co. Ltd.(a)	3,120	29,679
Samsung Fire & Marine Insurance Co. Ltd.	656	103,268
Samsung Heavy Industries Co. Ltd.(a)	12,512	54,350
Samsung Life Insurance Co. Ltd.	1,408	72,539
Samsung SDI Co. Ltd.	1,088	414,446
Samsung SDS Co. Ltd.	688	91,220
Samsung Securities Co. Ltd.	944	23,960
Seegene Inc.	352	77,933
Shinhan Financial Group Co. Ltd.	8,592	214,456
Shinsegae Inc.	160	27,342
SK Holdings Co. Ltd.	720	129,708
SK Hynix Inc.	10,976	693,912
SK Innovation Co. Ltd.	1,088	132,806
SK Telecom Co. Ltd.	608	126,933
S-Oil Corp.	992	47,182
Woori Financial Group Inc.	8,056	57,373
Yuhan Corp.	1,170	65,990

		13,942,488

Security	Shares	Value

Taiwan — 21.3%
Accton Technology Corp.	10,000	$79,750
Acer Inc.(a)	64,000	50,931
Advantech Co. Ltd.	4,299	44,468
ASE Technology Holding Co. Ltd.	64,000	133,490
Asia Cement Corp.	48,000	69,526
Asustek Computer Inc.	16,000	132,509
AU Optronics Corp.(a)	176,000	62,683
Catcher Technology Co. Ltd.	16,000	109,333
Cathay Financial Holding Co. Ltd.	160,063	217,389
Chailease Holding Co. Ltd.	33,419	147,496
Chang Hwa Commercial Bank Ltd.	133,599	83,097
Cheng Shin Rubber Industry Co. Ltd.	32,000	39,262
China Development Financial Holding Corp.	336,000	97,795
China Life Insurance Co. Ltd.	64,507	45,179
China Steel Corp.	224,000	151,921
Chunghwa Telecom Co. Ltd.	68,000	251,453
Compal Electronics Inc.	80,000	50,440
CTBC Financial Holding Co. Ltd.	352,000	227,337
Delta Electronics Inc.	39,000	251,214
E.Sun Financial Holding Co. Ltd.	259,286	240,362
Eva Airways Corp.	48,000	18,813
Evergreen Marine Corp. Taiwan Ltd.(a)	48,000	28,465
Far Eastern New Century Corp.	64,000	57,693
Far EasTone Telecommunications Co. Ltd.	34,000	71,032
First Financial Holding Co. Ltd.	215,859	156,332
Formosa Chemicals & Fibre Corp.	80,000	184,858
Formosa Petrochemical Corp.	16,000	44,715
Formosa Plastics Corp.	80,000	213,213
Foxconn Technology Co. Ltd.	32,000	56,930
Fubon Financial Holding Co. Ltd.	128,000	186,712
Globalwafers Co. Ltd.	2,000	26,856
Highwealth Construction Corp.	32,000	50,604
Hon Hai Precision Industry Co. Ltd.	256,200	671,465
Hotai Motor Co. Ltd.	5,600	113,941
Hua Nan Financial Holdings Co. Ltd.	202,831	124,775
Innolux Corp.(a)	144,000	44,758
Inventec Corp.	64,000	49,623
Largan Precision Co. Ltd.	2,000	230,731
Lite-On Technology Corp.	48,000	75,906
MediaTek Inc.	32,000	606,377
Mega Financial Holding Co. Ltd.	208,000	207,351
Micro-Star International Co. Ltd.	16,000	73,888
Nan Ya Plastics Corp.	96,000	201,217
Nanya Technology Corp.	32,000	56,602
Novatek Microelectronics Corp.	16,000	130,873
Pegatron Corp.	48,000	102,244
Pou Chen Corp.	85,000	80,245
Powertech Technology Inc.	16,000	47,114
President Chain Store Corp.	16,000	147,232
Quanta Computer Inc.	64,000	167,953
Realtek Semiconductor Corp.	7,000	90,657
Shanghai Commercial & Savings Bank Ltd. (The)	80,437	114,591
Shin Kong Financial Holding Co. Ltd.	212,930	60,233
SinoPac Financial Holdings Co. Ltd.	224,259	82,545
Synnex Technology International Corp.	32,000	47,659
Taishin Financial Holding Co. Ltd.	231,130	104,373
Taiwan Business Bank	118,755	40,473
Taiwan Cement Corp.	100,983	147,646
Taiwan Cooperative Financial Holding Co. Ltd.	198,443	135,602
Taiwan High Speed Rail Corp.	48,000	53,167

25	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Emerging Markets ex China ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Taiwan (continued)
Taiwan Mobile Co. Ltd.	33,000	$114,156
Taiwan Semiconductor Manufacturing Co. Ltd.	488,000	7,093,434
Uni-President Enterprises Corp.	96,000	217,903
United Microelectronics Corp.	240,000	173,406
Vanguard International Semiconductor Corp.	19,000	60,546
Win Semiconductors Corp.	5,000	48,736
Winbond Electronics Corp.	64,000	26,502
Wistron Corp.	64,598	70,231
WPG Holdings Ltd.	33,520	46,953
Yageo Corp.	7,000	79,444
Yuanta Financial Holding Co. Ltd.	216,320	135,654
Zhen Ding Technology Holding Ltd.	8,000	33,536

		15,691,600

Thailand — 3.3%
Advanced Info Service PCL, NVDR	25,600	150,528
Airports of Thailand PCL, NVDR	91,200	164,100
Asset World Corp. PCL, NVDR	52,800	6,718
B Grimm Power PCL, NVDR	19,200	28,532
Bangkok Bank PCL, Foreign	11,200	38,326
Bangkok Commercial Asset Management PCL, NVDR	14,400	10,781
Bangkok Dusit Medical Services PCL, NVDR	195,200	130,457
Bangkok Expressway & Metro PCL, NVDR	150,400	43,734
Berli Jucker PCL, NVDR	30,400	36,141
BTS Group Holdings PCL, NVDR	136,000	45,446
Bumrungrad Hospital PCL, NVDR	9,600	34,085
Central Pattana PCL, NVDR	48,000	72,488
Charoen Pokphand Foods PCL, NVDR	46,400	48,081
CP ALL PCL, NVDR(a)	118,400	241,575
Electricity Generating PCL, NVDR	6,400	45,652
Energy Absolute PCL, NVDR	33,600	45,343
Global Power Synergy PCL, NVDR	16,000	32,902
Gulf Energy Development PCL, NVDR	40,500	40,991
Home Product Center PCL, NVDR	102,400	49,024
Indorama Ventures PCL, NVDR	40,000	30,460
Intouch Holdings PCL, NVDR	36,800	64,442
Kasikornbank PCL, Foreign	24,000	64,969
Kasikornbank PCL, NVDR	12,800	34,650
Krung Thai Bank PCL, NVDR	72,000	22,093
Krungthai Card PCL, NVDR	8,000	7,904
Land & Houses PCL, NVDR	182,400	43,369
Minor International PCL, NVDR(a)	65,600	47,215
Muangthai Capital PCL, NVDR(a)	16,000	25,576
Osotspa PCL, NVDR	19,200	23,906
PTT Exploration & Production PCL, NVDR	30,400	86,934
PTT Global Chemical PCL, NVDR	49,600	73,709
PTT PCL, NVDR	240,000	277,613
Ratch Group PCL, NVDR	22,400	40,305
Siam Cement PCL (The), NVDR	14,400	163,792
Siam Commercial Bank PCL (The), NVDR	19,200	44,727
Srisawad Corp PCL, NVDR	22,400	32,928
Thai Oil PCL, NVDR	36,800	49,071
Thai Union Group PCL, NVDR	64,000	28,995
True Corp. PCL, NVDR	268,800	28,674

		2,456,236

Turkey — 0.5%
Akbank T.A.S.(a)	59,696	39,668
Anadolu Efes Biracilik Ve Malt Sanayii AS	5,808	15,335
Aselsan Elektronik Sanayi Ve Ticaret AS	7,140	15,757
BIM Birlesik Magazalar AS	9,792	90,282

Security	Shares	Value

Turkey (continued)
Eregli Demir ve Celik Fabrikalari TAS	30,832	$36,534
Haci Omer Sabanci Holding AS	18,245	19,165
KOC Holding AS	19,440	39,361
Tupras Turkiye Petrol Rafinerileri AS(a)	2,848	30,961
Turk Hava Yollari AO(a)	14,832	21,284
Turkcell Iletisim Hizmetleri AS	17,872	34,777
Turkiye Garanti Bankasi AS(a)	52,048	47,811
Turkiye Is Bankasi AS, Class C(a)	19,104	12,746

		403,681

United Arab Emirates — 1.0%
Abu Dhabi Commercial Bank PJSC	50,400	76,015
Aldar Properties PJSC	106,576	58,900
Dubai Islamic Bank PJSC	34,128	38,094
Emaar Malls PJSC(a)	48,848	18,485
Emaar Properties PJSC(a)	77,504	60,769
Emirates NBD Bank PJSC	49,632	145,931
Emirates Telecommunications Group Co. PJSC	33,984	153,213
First Abu Dhabi Bank PJSC	54,592	170,324

		721,731

Total Common Stocks — 82.2% (Cost: $57,324,253)		60,494,117

Investment Companies

India — 14.0%
iShares MSCI India ETF(d)	308,360	10,289,973

Total Investment Companies — 14.0% (Cost: $9,541,904)		10,289,973

Preferred Stocks

Brazil — 2.1%
Banco Bradesco SA, Preference Shares, NVS	91,403	345,558
Braskem SA, Class A, Preference Shares, NVS	1,811	7,028
Centrais Eletricas Brasileiras SA, Class B, Preference Shares, NVS	3,200	20,935
Cia. Energetica de Minas Gerais, Preference Shares, NVS	13,269	25,469
Gerdau SA, Preference Shares, NVS	24,000	83,516
Itau Unibanco Holding SA, Preference Shares, NVS	96,000	412,111
Itausa SA, Preference Shares, NVS	91,234	156,827
Lojas Americanas SA, Preference Shares, NVS	17,657	103,865
Petroleo Brasileiro SA, Preference Shares, NVS	89,600	357,525
Telefonica Brasil SA, Preference Shares, NVS	8,000	69,764

		1,582,598

Chile — 0.2%
Embotelladora Andina SA, Class B, Preference Shares	17,184	36,691
Sociedad Quimica y Minera de Chile SA, Class B, Preference Shares	2,464	77,211

		113,902

Colombia — 0.1%
Bancolombia SA, Preference Shares, NVS	7,376	52,557

Russia — 0.1%
Surgutneftegas PJSC, Preference Shares, NVS	150,400	75,342

South Korea — 1.0%
Hyundai Motor Co.
Preference Shares, NVS	448	32,811
Series 2, Preference Shares, NVS	723	53,803

S C H E D U L E O F I N V E S T M E N T S	26

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Emerging Markets ex China ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea (continued)
Samsung Electronics Co. Ltd., Preference Shares, NVS	16,656	$666,016

		752,630

Total Preferred Stocks — 3.5% (Cost: $2,890,260)		2,577,029

Rights

Thailand — 0.0%
Gulf Energy Development PCL, (Expires 09/16/20)(a)	4,050	195

Total Rights — 0.0% (Cost: $0)		195

Warrants

Thailand — 0.0%
Srisawad Corp. PCL (Expires 08/17/21)(a)(e)	896	0	(f)

Total Warrants — 0.0% (Cost: $0)		0	(f)

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.07%(d)(g)	110,000	110,000

Total Short-Term Investments — 0.1% (Cost: $110,000)		110,000

Total Investments in Securities — 99.8% (Cost: $69,866,417)		73,471,314

Other Assets, Less Liabilities — 0.2%		134,478

Net Assets — 100.0%		$73,605,792

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(d)	Affiliate of the Fund.
(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)	Rounds to less than $1.
(g)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$73,000	$37,000	(a)	$—	$—	$—	$110,000	110,000	$476	$—
iShares MSCI India ETF	3,534,716	6,811,336		(952,556)	(97,875)	994,352	10,289,973	308,360	20,283	—

					$(97,875)	$994,352	$10,399,973		$20,759	$—

(a)	Represents net amount purchased (sold).

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

27	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Emerging Markets ex China ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3		Total
Investments
Assets
Common Stocks	$60,494,117	$—	$—		$60,494,117
Investment Companies	10,289,973	—	—		10,289,973
Preferred Stocks	2,577,029	—	—		2,577,029
Rights	—	195	—		195
Warrants	—	—	0	(a)	0	(a)
Money Market Funds	110,000	—	—		110,000

	$73,471,119	$195	$0	(a)	$73,471,314

(a)	Rounds to less than $1.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	28

Consolidated Schedule of Investments August 31, 2020	iShares® MSCI Emerging Markets Min Vol Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Brazil — 0.1%
Raia Drogasil SA	136,200	$2,676,381
Rumo SA(a)	743,700	3,063,786

		5,740,167

Chile — 0.7%
Banco de Chile	314,942,617	26,391,068
Cia. Cervecerias Unidas SA	289,939	1,910,733

		28,301,801

China — 37.2%
Agricultural Bank of China Ltd., Class A	24,218,798	11,350,655
Agricultural Bank of China Ltd., Class H	71,554,000	23,912,422
Alibaba Group Holding Ltd., ADR(a)	265,878	76,314,962
ANTA Sports Products Ltd.(b)	2,176,000	21,492,849
AVIC Jonhon Optronic Technology Co. Ltd., Class A	948,386	6,687,990
Bank of Beijing Co. Ltd., Class A	9,057,424	6,440,165
Bank of China Ltd., Class A	29,952,300	14,343,903
Bank of China Ltd., Class H	94,921,000	31,108,990
Bank of Communications Co. Ltd., Class A	16,887,474	11,662,433
Bank of Communications Co. Ltd., Class H	10,526,000	5,500,577
Bank of Hangzhou Co. Ltd., Class A	4,661,593	8,813,886
Bank of Jiangsu Co. Ltd., Class A	9,970,014	9,345,319
Bank of Nanjing Co. Ltd., Class A	2,077,621	2,605,690
Bank of Ningbo Co. Ltd., Class A	562,796	2,917,042
Bank of Shanghai Co. Ltd., Class A	11,187,332	13,753,142
Beijing Capital International Airport Co. Ltd., Class H(a)	7,042,000	4,979,279
Beijing Sinnet Technology Co. Ltd., Class A	1,323,273	5,092,818
Beijing Tiantan Biological Products Corp. Ltd., Class A	1,081,895	6,686,467
BOE Technology Group Co. Ltd., Class A	5,256,400	4,220,991
BYD Co. Ltd., Class H	331,500	3,293,549
CGN Power Co. Ltd., Class H(c)	56,889,000	12,331,828
China CITIC Bank Corp. Ltd., Class H	17,952,000	7,504,949
China Construction Bank Corp., Class A	2,813,784	2,547,099
China Construction Bank Corp., Class H	7,581,000	5,370,179
China Everbright Bank Co. Ltd., Class H	15,695,000	5,629,839
China Gas Holdings Ltd.	1,938,600	5,315,413
China Huishan Dairy Holdings Co. Ltd.(a)(d)	22,241,266	29
China Life Insurance Co. Ltd., Class H	1,520,000	3,702,844
China Mengniu Dairy Co. Ltd.(a)(b)	2,611,000	12,835,765
China Merchants Port Holdings Co. Ltd.	1,500,000	1,716,741
China Minsheng Banking Corp. Ltd., Class A	16,015,554	12,977,716
China Mobile Ltd.	7,194,000	50,264,201
China National Medicines Corp. Ltd., Class A	649,900	4,253,815
China Petroleum & Chemical Corp., Class H	43,618,000	20,148,312
China Railway Signal & Communication Corp. Ltd., Class H(c)	22,367,000	9,062,067
China Reinsurance Group Corp., Class H	81,610,000	8,739,999
China Resources Beer Holdings Co. Ltd.	3,990,000	25,947,369
China Resources Gas Group Ltd.	2,152,000	10,107,262
China Resources Power Holdings Co. Ltd.	3,190,000	3,786,765
China Shenhua Energy Co. Ltd., Class A	2,242,413	5,290,787
China Shenhua Energy Co. Ltd., Class H	1,167,000	1,948,476
China South Publishing & Media Group Co. Ltd., Class A	1,547,024	2,529,755
China Telecom Corp. Ltd., Class H	88,730,000	29,079,979
China Tourism Group Duty Free Corp. Ltd., Class A	816,381	24,792,456
China Tower Corp. Ltd., Class H(c)	63,668,000	12,158,299
China Unicom Hong Kong Ltd.	3,042,000	2,154,872
China Yangtze Power Co. Ltd., Class A	16,675,805	46,990,216
CITIC Ltd.	13,219,000	12,058,906

Security	Shares	Value

China (continued)
COSCO SHIPPING Ports Ltd.	11,468,000	$6,495,941
CRRC Corp. Ltd., Class H	8,631,000	3,897,796
Dali Foods Group Co. Ltd.(c)	4,618,500	2,830,639
Daqin Railway Co. Ltd., Class A	12,806,233	12,377,779
Dongfeng Motor Group Co. Ltd., Class H	6,366,000	4,419,151
ENN Energy Holdings Ltd.	947,900	10,518,429
Fiberhome Telecommunication Technologies Co. Ltd., Class A	1,002,582	3,849,807
Foshan Haitian Flavouring & Food Co. Ltd., Class A	191,194	5,114,027
Fuyao Glass Industry Group Co. Ltd., Class A	987,303	4,177,459
GD Power Development Co. Ltd., Class A	9,686,300	2,899,179
Giant Network Group Co. Ltd., Class A	1,226,853	3,706,093
Glodon Co. Ltd., Class A	789,588	8,032,893
GOME Retail Holdings Ltd.(a)(b)	123,896,000	17,744,761
Gree Electric Appliances Inc. of Zhuhai, Class A	295,695	2,352,902
Guangdong Haid Group Co. Ltd., Class A	1,361,288	14,065,738
Guangdong Investment Ltd.	28,546,000	44,567,731
Haidilao International Holding Ltd.(b)(c)	3,211,000	20,715,728
Haier Electronics Group Co. Ltd.	3,608,000	12,360,070
Hangzhou Hikvision Digital Technology Co. Ltd., Class A	1,162,583	6,351,716
Hansoh Pharmaceutical Group Co. Ltd.(a)(c)	1,048,000	4,969,452
Henan Shuanghui Investment & Development Co. Ltd., Class A	1,263,994	11,718,771
Hengan International Group Co. Ltd.	2,286,500	18,026,122
Hengtong Optic-Electric Co. Ltd., Class A	818,300	1,953,411
Hualan Biological Engineering Inc., Class A	537,980	4,524,306
Huaneng Power International Inc., Class H	28,110,000	11,715,296
Huaxia Bank Co. Ltd., Class A	6,556,020	6,154,809
Industrial & Commercial Bank of China Ltd., Class A	2,918,500	2,113,512
Industrial & Commercial Bank of China Ltd., Class H	63,468,000	35,541,392
Industrial Bank Co. Ltd., Class A	5,497,612	12,971,158
Inner Mongolia Yitai Coal Co. Ltd., Class B	10,238,927	7,167,249
JD.com Inc., ADR(a)	528,692	41,576,339
Jiangsu Expressway Co. Ltd., Class H	17,512,000	17,534,257
Jiangsu Hengrui Medicine Co. Ltd., Class A	667,931	9,251,749
Jinyu Bio-Technology Co. Ltd., Class A	978,104	4,112,831
Jointown Pharmaceutical Group Co. Ltd., Class A(a)	1,613,778	4,175,138
Kingdee International Software Group Co. Ltd.(a)(b)	2,547,000	6,493,903
Kweichow Moutai Co. Ltd., Class A	26,890	7,013,861
Laobaixing Pharmacy Chain JSC, Class A	293,142	3,805,755
Lenovo Group Ltd.	20,872,000	13,950,306
Meituan Dianping, Class B(a)	1,746,400	57,596,284
NetEase Inc., ADR	26,773	13,044,073
New Oriental Education & Technology Group Inc., ADR(a)	165,959	24,334,568
PetroChina Co. Ltd., Class A	3,111,900	2,012,763
PetroChina Co. Ltd., Class H	41,430,000	14,326,484
Pinduoduo Inc., ADR(a)(b)	203,436	18,093,598
Ping An Insurance Group Co. of China Ltd., Class H	841,000	8,957,833
Postal Savings Bank of China Co. Ltd., Class H(c)	43,790,000	20,736,283
SAIC Motor Corp. Ltd., Class A	1,264,444	3,444,884
Sangfor Technologies Inc., Class A	121,800	3,911,955
SDIC Power Holdings Co. Ltd., Class A	5,298,572	7,008,908
Shandong Gold Mining Co. Ltd., Class A	3,135,468	13,271,314
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	3,256,000	7,604,188
Shanghai Jahwa United Co. Ltd., Class A	577,400	3,503,609
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	15,802,822	13,574,624

29	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2020	iShares® MSCI Emerging Markets Min Vol Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Shanghai M&G Stationery Inc., Class A	399,200	$4,050,780
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	3,269,700	5,830,501
Shanghai Pudong Development Bank Co. Ltd., Class A	7,767,368	11,748,893
Shenzhen Airport Co. Ltd., Class A	1,741,600	2,341,916
Shenzhen Expressway Co. Ltd., Class H(b)	10,200,000	9,239,047
Shenzhen International Holdings Ltd.	2,160,500	3,467,884
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	103,200	5,159,887
Shenzhou International Group Holdings Ltd.	2,216,200	35,744,469
Sichuan Chuantou Energy Co. Ltd., Class A	3,769,957	5,515,278
Sinopec Shanghai Petrochemical Co. Ltd., Class A	4,120,064	2,099,388
Sinopec Shanghai Petrochemical Co. Ltd., Class H	8,302,000	1,713,928
Sinopharm Group Co. Ltd., Class H	2,164,800	5,329,495
Songcheng Performance Development Co. Ltd., Class A	1,951,959	5,095,673
Sun Art Retail Group Ltd.	6,405,500	8,347,651
Suning.com Co. Ltd., Class A	2,759,179	3,968,071
TAL Education Group, ADR(a)(b)	269,470	19,889,581
Tencent Holdings Ltd.	487,200	33,348,980
Topchoice Medical Corp., Class A(a)	276,999	9,151,808
TravelSky Technology Ltd., Class H	1,565,000	3,255,137
Uni-President China Holdings Ltd.(b)	2,278,000	2,075,144
Vipshop Holdings Ltd., ADR(a)	125,648	2,074,449
Visionox Technology Inc., Class A(a)	1,064,070	2,485,727
Want Want China Holdings Ltd.(b)	3,982,000	2,733,397
Wens Foodstuffs Group Co. Ltd., Class A	2,186,489	7,878,722
WuXi AppTec Co. Ltd., Class H(c)	244,220	3,617,537
Xiaomi Corp., Class B(a)(c)	7,342,600	22,264,227
Yum China Holdings Inc.(a)	893,793	51,580,794
Yunnan Baiyao Group Co. Ltd., Class A	431,867	7,295,990
Zhaojin Mining Industry Co. Ltd., Class H(b)	15,030,000	16,833,274
Zhejiang Supor Co. Ltd., Class A	197,585	2,444,877
Zhongjin Gold Corp. Ltd., Class A	2,974,168	4,733,205
Zhongsheng Group Holdings Ltd.(b)	1,036,500	6,472,984
Zhuzhou CRRC Times Electric Co. Ltd., Class H	632,000	2,030,516
Zijin Mining Group Co. Ltd., Class A	9,947,500	10,442,540
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A(a)	2,644,200	3,289,253
ZTE Corp., Class H	1,531,000	4,454,630
ZTO Express Cayman Inc., ADR	585,635	19,636,342

		1,580,079,866

Czech Republic — 0.2%
CEZ AS	115,966	2,393,653
Komercni Banka AS(a)	249,605	6,021,189

		8,414,842

Egypt — 0.4%
Commercial International Bank Egypt SAE	3,673,717	15,661,392

Greece — 0.3%
Hellenic Telecommunications Organization SA	331,511	5,431,649
JUMBO SA	162,673	2,830,686
OPAP SA	398,858	3,663,471

		11,925,806

Hungary — 0.7%
OTP Bank Nyrt(a)	174,672	5,909,514
Richter Gedeon Nyrt	911,496	22,329,755

		28,239,269

India — 9.3%
Asian Paints Ltd.	961,931	24,818,166

Security	Shares	Value

India (continued)
Bajaj Auto Ltd.	230,802	$9,303,258
Bharat Petroleum Corp. Ltd.	621,112	3,441,082
Bharti Infratel Ltd.	888,169	2,395,761
Britannia Industries Ltd.	388,463	19,664,199
Cipla Ltd.	350,496	3,397,703
Coal India Ltd.	1,179,355	2,152,584
Colgate-Palmolive India Ltd.	149,883	2,775,913
Dabur India Ltd.	3,306,045	21,316,428
Dr. Reddy’s Laboratories Ltd.	60,579	3,509,850
Eicher Motors Ltd.	503,090	14,298,329
HCL Technologies Ltd.	3,393,504	32,013,710
Hindustan Petroleum Corp. Ltd.	918,726	2,515,630
Hindustan Unilever Ltd.	1,114,153	32,049,069
Housing Development Finance Corp. Ltd.	353,127	8,791,774
Infosys Ltd.	3,809,601	48,060,259
ITC Ltd.	847,650	2,200,671
Lupin Ltd.	215,445	2,714,886
Marico Ltd.	3,250,744	16,291,811
Maruti Suzuki India Ltd.	30,029	2,790,434
Nestle India Ltd.	35,049	7,594,549
Page Industries Ltd.	42,587	10,985,690
Petronet LNG Ltd.	2,756,707	9,001,454
Pidilite Industries Ltd.	178,601	3,403,749
Power Grid Corp. of India Ltd.	2,199,364	5,346,958
Reliance Industries Ltd.	465,146	13,148,514
Sun Pharmaceutical Industries Ltd.	727,982	5,145,300
Tata Consultancy Services Ltd.	1,160,004	35,572,721
Tech Mahindra Ltd.	1,711,763	17,232,162
Titan Co. Ltd.	593,841	8,878,471
Wipro Ltd.	6,887,995	25,387,536

		396,198,621

Indonesia — 0.5%
Bank Central Asia Tbk PT	7,143,200	15,390,071
Telekomunikasi Indonesia Persero Tbk PT	33,143,100	6,509,134

		21,899,205

Malaysia — 5.0%
DiGi.Com Bhd	3,691,800	3,500,807
Fraser & Neave Holdings Bhd	1,233,200	9,065,078
HAP Seng Consolidated Bhd	6,841,300	11,825,078
Hong Leong Bank Bhd	4,125,300	13,864,890
IHH Healthcare Bhd	14,632,200	18,828,134
IOI Corp. Bhd	2,119,200	2,269,027
Kuala Lumpur Kepong Bhd	2,380,400	12,949,193
Malayan Banking Bhd	22,680,000	39,909,831
Maxis Bhd(b)	7,609,200	9,133,597
Nestle Malaysia Bhd	232,400	7,766,194
Petronas Chemicals Group Bhd	4,929,400	6,461,295
Petronas Dagangan Bhd	1,249,300	6,178,269
PPB Group Bhd	3,118,300	13,474,829
Public Bank Bhd	10,489,880	41,350,097
Tenaga Nasional Bhd	5,272,400	13,745,832
Westports Holdings Bhd	3,504,100	3,070,451

		213,392,602

Mexico — 1.0%
Arca Continental SAB de CV	2,223,600	10,142,648
Coca-Cola Femsa SAB de CV	636,200	2,668,517
Gruma SAB de CV, Class B	734,440	8,685,023
Wal-Mart de Mexico SAB de CV	9,131,300	21,916,622

		43,412,810

S C H E D U L E O F I N V E S T M E N T S	30

Consolidated Schedule of Investments (continued) August 31, 2020	iShares® MSCI Emerging Markets Min Vol Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Pakistan — 0.1%
MCB Bank Ltd.(a)	2,776,846	$2,868,136

Peru — 0.7%
Cia. de Minas Buenaventura SAA, ADR	398,354	5,608,825
Credicorp Ltd.	195,411	25,497,227

		31,106,052

Philippines — 2.0%
Aboitiz Power Corp.	17,136,100	9,418,935
Bank of the Philippine Islands	12,887,988	17,809,533
BDO Unibank Inc.	9,953,543	17,655,042
Globe Telecom Inc.	219,725	9,462,428
International Container Terminal Services Inc.	4,124,510	8,932,114
Manila Electric Co.	1,587,490	8,807,565
Metropolitan Bank & Trust Co.	4,861,803	3,359,191
SM Investments Corp.	128,335	2,249,866
Universal Robina Corp.	2,583,100	7,341,470

		85,036,144

Poland — 0.1%
Cyfrowy Polsat SA(a)	587,941	4,609,228

Qatar — 2.6%
Barwa Real Estate Co.	13,478,483	12,518,749
Masraf Al Rayan QSC	25,816,002	29,313,200
Qatar Electricity & Water Co. QSC	4,792,293	22,444,504
Qatar Fuel QSC	830,158	4,159,267
Qatar Islamic Bank SAQ	3,995,773	17,408,405
Qatar National Bank QPSC	5,041,719	24,710,944

		110,555,069

Russia — 1.2%
Polymetal International PLC	441,074	11,778,543
Polyus PJSC	136,611	33,183,253
Rosneft Oil Co. PJSC	1,128,670	5,666,157

		50,627,953

Saudi Arabia — 6.4%
Abdullah Al Othaim Markets Co.	448,654	14,929,413
Al Rajhi Bank	765,076	13,239,327
Alinma Bank(a)	5,643,658	23,324,321
Bank AlBilad	1,146,749	7,344,428
Bank Al-Jazira	1,294,995	4,509,495
Bupa Arabia for Cooperative Insurance Co.(a)	416,902	13,783,905
Co for Cooperative Insurance (The)(a)	483,919	10,193,337
Emaar Economic City(a)	1,053,709	2,267,310
Etihad Etisalat Co.(a)	1,717,430	12,272,427
Jarir Marketing Co.	844,170	36,778,887
Saudi Airlines Catering Co.	574,717	12,274,482
Saudi Arabian Fertilizer Co.	873,167	19,300,496
Saudi Basic Industries Corp.	1,110,022	26,045,391
Saudi Electricity Co.	1,828,079	7,759,873
Saudi Telecom Co.	2,182,277	55,859,588
Savola Group (The)	302,234	3,916,483
Yanbu National Petrochemical Co.	486,010	6,932,911

		270,732,074

South Korea — 6.6%
BGF retail Co. Ltd.	23,792	2,553,649
CJ Logistics Corp.(a)	51,613	6,582,515
Coway Co. Ltd.(a)	104,678	7,031,993
GS Retail Co. Ltd.	91,775	2,545,657
Hanon Systems	832,397	9,039,415
Hyundai Glovis Co. Ltd.	35,412	4,337,441

Security	Shares	Value

South Korea (continued)
Hyundai Marine & Fire Insurance Co. Ltd.	215,807	$4,014,929
Hyundai Mobis Co. Ltd.(a)	13,073	2,465,150
Kangwon Land Inc.	797,191	13,858,064
Kia Motors Corp.	249,766	8,925,471
KMW Co. Ltd.(a)(b)	62,234	4,002,591
Korea Electric Power Corp.(a)	246,048	4,246,135
KT&G Corp.	443,173	31,002,337
LG Uplus Corp.	393,950	3,963,046
Lotte Shopping Co. Ltd.	27,193	1,739,766
NAVER Corp.	98,263	26,677,176
NCSoft Corp.	35,151	24,412,472
Netmarble Corp.(a)(c)	64,932	9,101,084
Pearl Abyss Corp.(a)(b)	12,922	1,979,800
S-1 Corp.	236,729	17,377,531
Samsung Biologics Co. Ltd.(a)(c)	9,366	6,134,143
Samsung Electronics Co. Ltd.	517,541	23,526,571
Samsung Fire & Marine Insurance Co. Ltd.	98,382	15,487,359
Samsung SDS Co. Ltd.	29,222	3,874,455
SK Hynix Inc.	178,044	11,256,086
SK Telecom Co. Ltd.	172,187	35,947,787

		282,082,623

Taiwan — 16.4%
Accton Technology Corp.	589,000	4,697,306
Advantech Co. Ltd.	3,265,855	33,781,061
Asustek Computer Inc.	2,460,000	20,373,192
AU Optronics Corp.(a)	19,641,000	6,995,159
Cathay Financial Holding Co. Ltd.	4,059,034	5,512,755
Chicony Electronics Co. Ltd.	8,399,455	25,334,484
China Development Financial Holding Corp.	14,163,000	4,122,217
Chunghwa Telecom Co. Ltd.	15,567,000	57,564,184
Compal Electronics Inc.	30,801,000	19,420,224
E.Sun Financial Holding Co. Ltd.	22,226,335	20,604,138
Far EasTone Telecommunications Co. Ltd.	22,923,000	47,890,527
First Financial Holding Co. Ltd.	80,533,900	58,325,081
Formosa Petrochemical Corp.	3,005,000	8,398,003
Formosa Plastics Corp.	2,786,840	7,427,394
Hua Nan Financial Holdings Co. Ltd.	66,789,563	41,086,911
Lite-On Technology Corp.	9,397,752	14,861,397
Mega Financial Holding Co. Ltd.	14,668,000	14,622,259
Pou Chen Corp.	3,734,000	3,525,103
Powertech Technology Inc.	1,106,000	3,256,766
President Chain Store Corp.	3,019,000	27,780,788
Quanta Computer Inc.	3,212,000	8,429,153
Standard Foods Corp.	1,930,476	4,191,037
Synnex Technology International Corp.	13,714,000	20,425,057
Taiwan Business Bank	38,010,704	12,954,588
Taiwan Cooperative Financial Holding Co. Ltd.	88,546,599	60,506,767
Taiwan High Speed Rail Corp.	8,739,000	9,679,720
Taiwan Mobile Co. Ltd.	16,000,000	55,348,227
Taiwan Semiconductor Manufacturing Co. Ltd.	4,870,000	70,788,985
Uni-President Enterprises Corp.	3,487,000	7,914,871
United Microelectronics Corp.	5,911,000	4,270,852
WPG Holdings Ltd.	12,378,440	17,339,055

		697,427,261

Thailand — 6.0%
Advanced Info Service PCL, NVDR	4,096,000	24,084,440
Airports of Thailand PCL, NVDR	20,631,100	37,122,390
Bangkok Dusit Medical Services PCL, NVDR	42,755,200	28,574,445
Bangkok Expressway & Metro PCL, NVDR	79,064,200	22,990,795

31	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2020	iShares® MSCI Emerging Markets Min Vol Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Thailand (continued)
BTS Group Holdings PCL, NVDR(b)	98,078,700	$32,774,311
Bumrungrad Hospital PCL, NVDR	3,133,400	11,125,093
CP ALL PCL, NVDR(a)	17,169,500	35,031,352
Electricity Generating PCL, NVDR	2,072,300	14,781,929
Home Product Center PCL, NVDR	29,669,700	14,204,467
Intouch Holdings PCL, NVDR	7,714,500	13,509,206
Krung Thai Bank PCL, NVDR	32,571,800	9,994,720
Siam Cement PCL (The), NVDR	525,600	5,978,389
Thai Union Group PCL, NVDR	8,854,900	4,011,699

		254,183,236

Turkey — 0.5%
BIM Birlesik Magazalar AS	2,223,239	20,498,270

United Arab Emirates — 1.7%
Dubai Islamic Bank PJSC	4,236,900	4,729,262
Emirates Telecommunications Group Co. PJSC	7,835,535	35,325,663
First Abu Dhabi Bank PJSC	9,944,091	31,024,947

		71,079,872

Total Common Stocks — 99.7% (Cost: $3,783,476,752)		4,234,072,299

Preferred Stocks

Brazil — 0.1%
Telefonica Brasil SA, Preference Shares, NVS	374,900	3,269,330

Russia — 0.0%
Surgutneftegas PJSC, Preference Shares, NVS	3,762,000	1,884,539

Total Preferred Stocks — 0.1% (Cost: $6,594,743)		5,153,869

Security	Shares	Value

Short-Term Investments

Money Market Funds — 1.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.37%(e)(f)(g)	54,383,689	$54,438,073
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.07%(e)(f)	7,040,000	7,040,000

		61,478,073

Total Short-Term Investments — 1.4% (Cost: $61,446,291)		61,478,073

Total Investments in Securities — 101.2% (Cost: $3,851,517,786)		4,300,704,241

Other Assets, Less Liabilities — (1.2)%		(52,445,928)

Net Assets — 100.0%		$4,248,258,313

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period-end.
(g)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$34,288,990	$20,157,567	(a)	$—		$(28,974)	$20,490	$54,438,073	54,383,689	$764,334	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	16,273,000	—		(9,233,000	)(a)	—	—	7,040,000	7,040,000	95,154		—

						$(28,974)	$20,490	$61,478,073		$859,488		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
2-Year U.S. Treasury Note	5	12/31/20	$1,105	$348

S C H E D U L E O F I N V E S T M E N T S	32

Consolidated Schedule of Investments (continued) August 31, 2020	iShares® MSCI Emerging Markets Min Vol Factor ETF

Futures Contracts (continued)

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
MSCI Emerging Markets E-Mini Index	95	09/18/20	$5,227	$146,799

				$147,147

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2020, the fair values of derivative financial instruments located in the Consolidated Statements of Assets and Liabilities were as follows:

	Equity Contracts	Interest Rate Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$146,799	$348	$147,147

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Consolidated Schedule of Investments. In the Consolidated Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2020, the effect of derivative financial instruments in the Consolidated Statements of Operations was as follows:

	Equity Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$3,342,633	$2,568	$3,345,201

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$332,669	$348	$333,017

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$7,764,533

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$4,234,072,270	$—	$29	$4,234,072,299
Preferred Stocks	5,153,869	—	—	5,153,869
Money Market Funds	61,478,073	—	—	61,478,073

	$4,300,704,212	$—	$29	$4,300,704,241

Derivative financial instruments(a)
Assets
Futures Contracts	$147,147	$—	$—	$147,147

33	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2020	iShares® MSCI Emerging Markets Min Vol Factor ETF

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	34

Schedule of Investments August 31, 2020	iShares® MSCI Emerging Markets Multifactor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Brazil — 3.3%
Banco BTG Pactual SA	196,800	$2,881,741
BB Seguridade Participacoes SA	602,700	2,898,198
Cia. de Saneamento Basico do Estado de Sao Paulo	73,800	642,365
Hypera SA	332,100	1,915,997
IRB Brasil Resseguros S/A	615,068	799,401
JBS SA	947,104	3,874,116
Porto Seguro SA	86,100	829,626
Sul America SA	246,078	1,936,902
TIM Participacoes SA	738,000	1,926,422

		17,704,768

Chile — 0.2%
Cia. Cervecerias Unidas SA	133,209	877,863

China — 45.9%
AK Medical Holdings Ltd.(a)	246,000	629,113
Alibaba Group Holding Ltd., ADR(b)	119,802	34,386,768
Angang Steel Co. Ltd., Class A	211,800	83,184
Anhui Conch Cement Co. Ltd., Class A	61,539	547,271
Anhui Conch Cement Co. Ltd., Class H	1,063,000	7,708,315
Apeloa Pharmaceutical Co. Ltd., Class A	61,500	255,459
BAIC Motor Corp. Ltd., Class H(a)	1,476,000	706,562
Bank of Chengdu Co. Ltd., Class A	196,800	291,932
Bank of Communications Co. Ltd., Class H	3,075,000	1,606,904
Beijing Capital International Airport Co. Ltd., Class H(b)	1,722,000	1,217,597
Beijing Enterprises Holdings Ltd.	430,500	1,369,241
Beijing Tiantan Biological Products Corp. Ltd., Class A	71,181	439,922
Bosideng International Holdings Ltd.	2,706,000	775,123
BYD Electronic International Co. Ltd.(c)	553,500	2,346,080
Centre Testing International Group Co. Ltd., Class A	49,200	196,537
Chacha Food Co. Ltd., Class A	24,600	248,724
Changjiang Securities Co. Ltd., Class A	295,200	367,645
Chengdu Xingrong Environment Co. Ltd., Class A	194,399	149,862
China Cinda Asset Management Co. Ltd., Class H	7,626,000	1,456,292
China CITIC Bank Corp. Ltd., Class H	7,503,000	3,136,677
China Communications Services Corp. Ltd., Class H	2,214,000	1,454,070
China Conch Venture Holdings Ltd.	1,414,500	6,132,423
China Everbright Ltd.	828,000	1,275,630
China Lesso Group Holdings Ltd.	984,000	1,835,918
China Longyuan Power Group Corp. Ltd., Class H	2,706,000	1,707,366
China Medical System Holdings Ltd.	1,230,000	1,388,683
China Minsheng Banking Corp. Ltd., Class H	5,043,000	3,071,290
China Mobile Ltd.	1,783,500	12,461,246
China Overseas Property Holdings Ltd.	1,230,000	1,109,359
China Power International Development Ltd.	3,690,000	714,180
China Reinsurance Group Corp., Class H	5,043,000	540,079
China Resources Cement Holdings Ltd.	2,214,000	3,228,092
China Resources Power Holdings Co. Ltd.	1,722,000	2,044,141
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., Class A	49,200	204,726
China Telecom Corp. Ltd., Class H	11,316,000	3,708,656
China Traditional Chinese Medicine Holdings Co. Ltd.(b)	2,460,000	1,050,638
China Unicom Hong Kong Ltd.	5,412,000	3,833,717
Chinese Universe Publishing and Media Group Co. Ltd., Class A	73,800	142,339
Chongqing Brewery Co. Ltd., Class A	22,197	295,079
Chongqing Rural Commercial Bank Co. Ltd., Class H	1,968,000	802,421
COSCO SHIPPING Ports Ltd.	1,476,000	836,066
Country Garden Services Holdings Co. Ltd.	1,107,000	7,720,283

Security	Shares	Value

China (continued)
CSPC Pharmaceutical Group Ltd.	4,262,400	$9,470,595
Dali Foods Group Co. Ltd.(a)	1,722,000	1,055,399
Daqin Railway Co. Ltd., Class A	774,928	749,001
Dongfeng Motor Group Co. Ltd., Class H	2,214,000	1,536,915
Fujian Star-Net Communication Co. Ltd., Class A	36,813	158,342
Fujian Sunner Development Co. Ltd., Class A(b)	61,500	241,361
G-Bits Network Technology Xiamen Co. Ltd., Class A	3,700	334,516
GSX Techedu Inc., ADR(b)(c)	64,862	5,539,215
Guangzhou R&F Properties Co. Ltd., Class H	836,400	1,064,096
Guocheng Mining Co. Ltd., Class A(b)	61,500	205,983
Haitian International Holdings Ltd.	615,000	1,488,668
Hefei Meiya Optoelectronic Technology Inc., Class A	36,900	314,362
Heilongjiang Agriculture Co. Ltd., Class A	98,400	289,634
Henan Shuanghui Investment & Development Co. Ltd., Class A	147,670	1,369,082
Hithink RoyalFlush Information Network Co. Ltd., Class A	24,600	603,116
Hua Hong Semiconductor Ltd.(a)(b)(c)	369,000	1,333,136
Hualan Biological Engineering Inc., Class A	98,400	827,525
Huaxin Cement Co. Ltd., Class A	73,800	301,271
Hubei Jumpcan Pharmaceutical Co. Ltd., Class A	49,200	173,838
Hunan Valin Steel Co. Ltd., Class A	295,220	209,912
Hundsun Technologies Inc., Class A	24,680	401,559
Inner Mongolia MengDian HuaNeng Thermal Power Corp. Ltd., Class A	344,400	131,743
Inner Mongolia Yitai Coal Co. Ltd., Class B	959,400	671,580
Jafron Biomedical Co. Ltd., Class A	36,987	411,552
Jiangsu Yuyue Medical Equipment & Supply Co. Ltd., Class A	49,200	264,420
Jiangxi Zhengbang Technology Co. Ltd., Class A	135,300	490,894
Jilin Aodong Pharmaceutical Group Co. Ltd., Class A	86,100	218,231
Joincare Pharmaceutical Group Industry Co. Ltd., Class A	98,400	280,008
Joyoung Co. Ltd., Class A	36,900	237,590
Kingboard Holdings Ltd.	582,000	1,873,628
Kingboard Laminates Holdings Ltd.	922,500	1,162,923
Kingdee International Software Group Co. Ltd.(b)(c)	1,968,000	5,017,668
Lee & Man Paper Manufacturing Ltd.	1,107,000	662,759
Legend Holdings Corp., Class H(a)	369,000	543,729
Li Ning Co. Ltd.	1,845,000	7,808,365
Luye Pharma Group Ltd.(a)	1,537,500	833,210
New Hope Liuhe Co. Ltd., Class A	123,000	682,420
Nine Dragons Paper Holdings Ltd.	1,476,000	1,637,852
Noah Holdings Ltd.(b)(c)	28,905	809,340
Northeast Securities Co. Ltd., Class A	123,000	192,514
PICC Property & Casualty Co. Ltd., Class H	5,905,000	4,563,905
Shandong Buchang Pharmaceuticals Co. Ltd., Class A	61,500	249,263
Shandong Hualu Hengsheng Chemical Co. Ltd., Class A	85,950	337,317
Shandong Sun Paper Industry JSC Ltd., Class A	135,300	275,770
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	1,968,000	4,596,143
Shanghai Industrial Holdings Ltd.	429,000	644,318
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	664,200	1,184,396
Shanxi Taigang Stainless Steel Co. Ltd., Class A	344,400	184,038
Shenzhen Expressway Co. Ltd., Class H	492,000	445,648
Shenzhen International Holdings Ltd.	861,000	1,382,017
Shenzhen Investment Ltd.	2,460,000	834,797
Shijiazhuang Yiling Pharmaceutical Co. Ltd., Class A	61,500	256,626
Shimao Group Holdings Ltd.	1,045,500	4,708,031
Sinolink Securities Co. Ltd., Class A	159,900	363,263
Sinopec Engineering Group Co. Ltd., Class H	1,291,500	573,248
Sinotruk Hong Kong Ltd.	615,000	1,598,969

35	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Emerging Markets Multifactor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
SSY Group Ltd.	1,230,000	$784,011
Sun Art Retail Group Ltd.	2,029,500	2,644,846
Tangshan Jidong Cement Co. Ltd., Class A	73,800	193,089
Tencent Holdings Ltd.	325,800	22,301,104
Tianjin Chase Sun Pharmaceutical Co. Ltd., Class A	147,600	122,189
Tingyi Cayman Islands Holding Corp.	1,722,000	3,235,075
Topchoice Medical Corp., Class A(b)	12,300	406,381
Uni-President China Holdings Ltd.	1,107,000	1,008,422
Vinda International Holdings Ltd.	369,000	1,261,718
Vipshop Holdings Ltd., ADR(b)(c)	381,546	6,299,324
Weifu High-Technology Group Co. Ltd., Class A	36,900	134,257
Wens Foodstuffs Group Co. Ltd., Class A	324,720	1,170,085
Wharf Holdings Ltd. (The)	738,000	1,439,786
Wuhan Guide Infrared Co. Ltd., Class A	79,643	446,172
Wuhu Sanqi Interactive Entertainment Network Technology Group Co. Ltd., Class A	110,700	736,852
Yuexiu Property Co. Ltd.	5,658,000	1,080,475
Yum China Holdings Inc.(b)(c)	221,031	12,755,699
Zhejiang Expressway Co. Ltd., Class H	1,230,000	830,036
Zhejiang Semir Garment Co. Ltd., Class A	98,400	110,480
Zhejiang Wolwo Bio-Pharmaceutical Co. Ltd., Class A	24,600	214,639
Zhongsheng Group Holdings Ltd.	499,500	3,119,398
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H(b)	1,147,000	1,148,458

		248,713,807

Czech Republic — 0.2%
Moneta Money Bank AS(a)	447,597	1,130,663

Hungary — 0.5%
Richter Gedeon Nyrt	120,294	2,946,953

India — 7.2%
Bharti Infratel Ltd.	291,633	786,655
Colgate-Palmolive India Ltd.	54,981	1,018,278
Divi’s Laboratories Ltd.	68,634	2,911,799
Dr. Reddy’s Laboratories Ltd.	98,892	5,729,643
HDFC Asset Management Co. Ltd.(a)	37,023	1,212,631
Hindustan Petroleum Corp. Ltd.	530,745	1,453,271
Indraprastha Gas Ltd.(b)	180,318	966,293
Infosys Ltd.	1,176,618	14,843,698
Petronet LNG Ltd.	555,837	1,814,970
REC Ltd.	590,523	851,598
Tech Mahindra Ltd.	400,611	4,032,915
Wipro Ltd.	987,690	3,640,394

		39,262,145

Indonesia — 0.8%
Adaro Energy Tbk PT	12,546,000	934,758
Gudang Garam Tbk PT(b)	418,200	1,364,086
Indofood Sukses Makmur Tbk PT	3,788,400	1,983,625

		4,282,469

Malaysia — 0.3%
AMMB Holdings Bhd	1,402,200	982,937
Carlsberg Brewery Malaysia Bhd	135,300	708,738

		1,691,675

Mexico — 0.1%
Megacable Holdings SAB de CV, CPO	258,300	743,412

Philippines — 0.8%
Globe Telecom Inc.	28,905	1,244,790
Megaworld Corp.(b)	9,594,600	575,854

Security	Shares	Value

Philippines (continued)
PLDT Inc.	74,415	$2,269,976

		4,090,620

Qatar — 2.5%
Barwa Real Estate Co.	1,720,893	1,598,357
Commercial Bank PSQC (The)	1,781,040	2,014,551
Masraf Al Rayan QSC	2,818,791	3,200,642
Ooredoo QPSC	730,251	1,312,563
Qatar Electricity & Water Co. QSC	472,689	2,213,819
Qatar Fuel QSC	323,327	1,619,937
Qatar International Islamic Bank QSC	668,382	1,557,890

		13,517,759

Russia — 0.6%
Inter RAO UES PJSC	31,119,000	2,184,655
Magnitogorsk Iron & Steel Works PJSC	1,943,400	985,203

		3,169,858

Saudi Arabia — 3.0%
Abdullah Al Othaim Markets Co.	38,007	1,264,721
Advanced Petrochemical Co.	89,790	1,319,156
Arab National Bank	519,798	2,877,257
Bank Al-Jazira	194,709	678,025
Bupa Arabia for Cooperative Insurance Co.(b)	53,628	1,773,086
Co for Cooperative Insurance (The)(b)	51,660	1,088,173
Dar Al Arkan Real Estate Development Co.(b)	244,647	529,026
Jarir Marketing Co.	27,183	1,184,312
Riyad Bank	567,276	2,901,080
Saudi Airlines Catering Co.	36,285	774,955
Saudi Cement Co.	64,698	971,216
Saudi Industrial Investment Group	192,495	1,124,036

		16,485,043

South Africa — 8.1%
AngloGold Ashanti Ltd.	360,144	10,515,684
Aspen Pharmacare Holdings Ltd.(b)	334,806	2,685,167
Exxaro Resources Ltd.	220,047	1,781,808
Gold Fields Ltd.	764,691	9,888,341
Impala Platinum Holdings Ltd.	690,768	6,375,881
Kumba Iron Ore Ltd.	55,596	1,742,579
Life Healthcare Group Holdings Ltd.	1,190,271	1,162,080
Momentum Metropolitan Holdings	850,053	760,676
Mr. Price Group Ltd.	224,721	1,537,116
Old Mutual Ltd.	4,060,230	2,681,855
Rand Merchant Investment Holdings Ltd.	643,536	1,142,249
Reinet Investments SCA	127,674	2,435,123
Tiger Brands Ltd.	140,097	1,425,923

		44,134,482

South Korea — 7.1%
BNK Financial Group Inc.	243,663	1,042,014
Coway Co. Ltd.(b)	41,205	2,768,044
Daelim Industrial Co. Ltd.	24,231	1,772,602
DB Insurance Co. Ltd.	42,435	1,559,296
E-MART Inc.	16,728	1,689,839
Hana Financial Group Inc.	120,048	2,849,864
Hankook Tire & Technology Co. Ltd.	64,329	1,597,530
Hyundai Department Store Co. Ltd.	226	10,217
Hyundai Marine & Fire Insurance Co. Ltd.	54,489	1,013,728
Kia Motors Corp.	227,427	8,127,179
LG Innotek Co. Ltd.	12,177	1,486,375
LG Uplus Corp.	188,682	1,898,097
Posco International Corp.	43,911	502,727
S-1 Corp.	14,391	1,056,398

S C H E D U L E O F I N V E S T M E N T S	36

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Emerging Markets Multifactor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea (continued)
Samsung Electronics Co. Ltd.	186,591	$8,482,123
SK Telecom Co. Ltd.	11,316	2,362,461

		38,218,494

Taiwan — 15.4%
Accton Technology Corp.	431,000	3,437,248
Asia Cement Corp.	1,845,000	2,672,409
Asustek Computer Inc.	615,000	5,093,298
Chicony Electronics Co. Ltd.	492,169	1,484,483
Compal Electronics Inc.	3,567,000	2,249,016
Formosa Taffeta Co. Ltd.	615,000	663,386
Foxconn Technology Co. Ltd.	861,000	1,531,762
Inventec Corp.	2,214,000	1,716,630
Lite-On Technology Corp.	1,845,718	2,918,778
Micro-Star International Co. Ltd.	615,000	2,840,090
Nien Made Enterprise Co. Ltd.	69,000	794,847
Novatek Microelectronics Corp.	517,000	4,228,823
Pegatron Corp.	1,722,000	3,668,013
Phison Electronics Corp.	123,000	1,161,188
Pou Chen Corp.	1,968,000	1,857,901
Powertech Technology Inc.	660,000	1,943,459
Realtek Semiconductor Corp.	410,000	5,309,885
Ruentex Development Co. Ltd.	738,000	1,086,570
Standard Foods Corp.	369,000	801,094
Synnex Technology International Corp.	1,107,000	1,648,719
Taiwan Business Bank	3,745,459	1,276,506
Taiwan Semiconductor Manufacturing Co. Ltd.	1,177,000	17,108,549
United Microelectronics Corp.	9,594,000	6,931,916
Win Semiconductors Corp.	300,000	2,924,186
Winbond Electronics Corp.	2,583,000	1,069,593
Wistron Corp.	2,583,063	2,808,299
WPG Holdings Ltd.	1,353,160	1,895,434
Zhen Ding Technology Holding Ltd.	492,000	2,062,471

		83,184,553

Thailand — 0.2%
Krung Thai Bank PCL, NVDR	3,087,300	947,344

United Arab Emirates — 0.8%
Aldar Properties PJSC	3,300,459	1,824,029
Emaar Properties PJSC(b)	3,080,043	2,414,964

		4,238,993

Total Common Stocks — 97.0% (Cost: $466,668,206)		525,340,901

Security	Shares	Value

Preferred Stocks

Brazil — 2.0%
Cia. Paranaense de Energia, Preference Shares, NVS	86,100	$969,624
Itausa SA, Preference Shares, NVS	3,825,338	6,575,573
Telefonica Brasil SA, Preference Shares, NVS	381,300	3,325,141

		10,870,338

Chile — 0.1%
Embotelladora Andina SA, Class B, Preference Shares	314,142	670,757

Russia — 0.6%
Surgutneftegas PJSC, Preference Shares, NVS	6,014,700	3,013,008

Total Preferred Stocks — 2.7% (Cost: $19,842,181)		14,554,103

Short-Term Investments

Money Market Funds — 1.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.37%(d)(e)(f)	7,379,288	7,386,667
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.07%(d)(e)	1,110,000	1,110,000

		8,496,667

Total Short-Term Investments — 1.6% (Cost: $8,494,578)		8,496,667

Total Investments in Securities — 101.3% (Cost: $495,004,965)		548,391,671

Other Assets, Less Liabilities — (1.3)%		(6,783,932)

Net Assets — 100.0%		$541,607,739

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Non-income producing security.
(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

37	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Emerging Markets Multifactor ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$3,213,781	$4,174,049	(a)	$—	$(3,093)	$1,930	$7,386,667	7,379,288	$75,016	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	300,000	810,000	(a)	—	—	—	1,110,000	1,110,000	7,393		—

					$(3,093)	$1,930	$8,496,667		$82,409		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Emerging Markets E-Mini Index	18	09/18/20	$990	$71,675

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$71,675

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$497,411

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$140,472

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$2,500,560

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

S C H E D U L E O F I N V E S T M E N T S	38

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Emerging Markets Multifactor ETF

Fair Value Measurements (continued)

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$525,340,901	$—	$—	$525,340,901
Preferred Stocks	14,554,103	—	—	14,554,103
Money Market Funds	8,496,667	—	—	8,496,667

	$548,391,671	$—	$—	$548,391,671

Derivative financial instruments(a)
Assets
Futures Contracts	$71,675	$—	$—	$71,675

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

39	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2020	iShares® MSCI Global Min Vol Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 0.4%
Newcrest Mining Ltd.	218,367	$5,161,325
Woolworths Group Ltd.	673,369	19,854,857

		25,016,182

Belgium — 0.5%
Colruyt SA	135,490	8,588,085
Proximus SADP	370,326	7,347,571
Telenet Group Holding NV	98,088	3,821,907
UCB SA	84,858	10,099,884

		29,857,447

Canada — 5.8%
Agnico Eagle Mines Ltd.	579,964	47,867,784
Barrick Gold Corp.	2,378,245	70,528,713
BCE Inc.	375,747	16,166,681
CGI Inc.(a)	212,151	14,917,898
Empire Co. Ltd., Class A, NVS	351,041	9,146,814
Fairfax Financial Holdings Ltd.	20,197	6,232,788
Franco-Nevada Corp.	450,874	67,882,845
Intact Financial Corp.	327,252	35,089,894
Kirkland Lake Gold Ltd.	88,257	4,707,672
Loblaw Companies Ltd.	179,840	9,304,282
Metro Inc.	138,509	6,263,441
Rogers Communications Inc., Class B, NVS	138,322	5,760,276
Shaw Communications Inc., Class B, NVS	277,396	5,192,592
TELUS Corp.	975,658	17,986,343
Thomson Reuters Corp.	174,646	13,365,020
Waste Connections Inc.(b)	141,452	14,149,444

		344,562,487

Chile — 0.1%
Banco de Chile	94,113,950	7,886,413

China — 2.8%
Agricultural Bank of China Ltd., Class A	10,933,899	5,124,405
Agricultural Bank of China Ltd., Class H	7,575,000	2,531,467
Alibaba Group Holding Ltd., ADR(a)	24,805	7,119,779
Alibaba Pictures Group Ltd.(a)	29,450,000	4,179,919
Bank of Communications Co. Ltd., Class A	5,173,500	3,572,802
Bank of Communications Co. Ltd., Class H(b)	6,835,000	3,571,770
China Huishan Dairy Holdings Co. Ltd.(a)(c)	2,093,055	3
China Minsheng Banking Corp. Ltd., Class A	3,524,499	2,855,970
China Mobile Ltd.	3,590,000	25,083,192
China Telecom Corp. Ltd., Class H	32,104,000	10,521,623
China Tourism Group Duty Free Corp. Ltd., Class A	286,200	8,691,531
China Unicom Hong Kong Ltd.	4,294,000	3,041,755
China United Network Communications Ltd., Class A	3,787,947	2,870,348
CRRC Corp. Ltd., Class A	3,586,497	3,068,537
Guangdong Investment Ltd.	4,253,147	6,640,269
Industrial & Commercial Bank of China Ltd., Class A	5,778,051	4,184,334
Jiangsu Expressway Co. Ltd., Class H	2,990,000	2,993,800
Lenovo Group Ltd.	4,834,000	3,230,921
Postal Savings Bank of China Co. Ltd., Class H(d)	24,292,000	11,503,215
SF Holding Co. Ltd., Class A	431,500	5,361,344
Shenzhen International Holdings Ltd.	2,151,500	3,453,438
Xiaomi Corp., Class B(a)(d)	8,276,400	25,095,695
ZTE Corp., Class A	564,900	3,216,618
ZTO Express Cayman Inc., ADR	488,800	16,389,464

		164,302,199

Denmark — 0.8%
Carlsberg AS, Class B	44,475	6,263,290

Security	Shares	Value

Denmark (continued)
Coloplast A/S, Class B	117,876	$20,044,781
Novo Nordisk A/S, Class B	193,959	12,873,681
Tryg A/S	296,677	9,127,203

		48,308,955

Finland — 0.6%
Elisa OYJ	347,960	20,511,685
Nokia OYJ	2,943,870	14,338,144

		34,849,829

France — 0.8%
Eurazeo SE(a)	59,158	3,128,567
Hermes International	27,471	23,635,136
Orange SA	1,806,703	20,159,587

		46,923,290

Germany — 1.1%
Deutsche Telekom AG, Registered	3,217,239	56,752,965
Telefonica Deutschland Holding AG	2,191,294	6,069,493

		62,822,458

Hong Kong — 2.6%
BeiGene Ltd., ADR(a)	43,531	10,515,784
CLP Holdings Ltd.	1,921,254	18,877,505
Dairy Farm International Holdings Ltd.	577,500	2,413,950
Hang Seng Bank Ltd.(b)	1,387,500	21,823,610
HK Electric Investments & HK Electric Investments Ltd.	6,513,500	6,631,035
HKT Trust & HKT Ltd.	9,262,000	13,241,416
Hong Kong & China Gas Co. Ltd.(b)	12,234,886	17,807,335
Jardine Matheson Holdings Ltd.	228,800	9,609,600
Jardine Strategic Holdings Ltd.	189,100	3,793,346
Link REIT	1,749,900	13,931,192
MTR Corp. Ltd.(b)	3,544,000	18,451,307
PCCW Ltd.	10,432,000	6,541,747
Power Assets Holdings Ltd.	1,310,500	7,507,751

		151,145,578

Hungary — 0.1%
OTP Bank Nyrt(a)	136,270	4,610,295

India — 2.6%
Asian Paints Ltd.	368,316	9,502,685
Avenue Supermarts Ltd.(a)(d)	158,113	4,835,810
Bajaj Auto Ltd.	82,349	3,319,356
Bajaj Finserv Ltd.	92,999	7,821,164
Bharat Petroleum Corp. Ltd.	819,812	4,541,919
Coal India Ltd.	3,018,297	5,509,061
Dabur India Ltd.	1,045,617	6,741,838
Dr. Reddy’s Laboratories Ltd.	78,715	4,560,620
Eicher Motors Ltd.	231,260	6,572,644
HCL Technologies Ltd.	1,150,898	10,857,366
Hero MotoCorp Ltd.	98,916	4,039,622
Hindustan Petroleum Corp. Ltd.	1,486,858	4,071,273
Hindustan Unilever Ltd.	206,248	5,932,809
Housing Development Finance Corp. Ltd.	194,165	4,834,110
Indian Oil Corp. Ltd.	3,879,319	4,521,898
Infosys Ltd.	664,064	8,377,541
InterGlobe Aviation Ltd.(a)(d)	223,465	3,640,499
ITC Ltd.	1,210,174	3,141,857
Larsen & Toubro Ltd.	259,480	3,331,123
Maruti Suzuki India Ltd.	87,563	8,136,760
Petronet LNG Ltd.	1,460,966	4,770,481
Pidilite Industries Ltd.	298,269	5,684,363
Sun Pharmaceutical Industries Ltd.	527,201	3,726,201

S C H E D U L E O F I N V E S T M E N T S	40

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Global Min Vol Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

India (continued)
Tata Consultancy Services Ltd.	301,335	$9,240,749
Tech Mahindra Ltd.	468,589	4,717,243
United Spirits Ltd.(a)	364,916	2,710,068
Wipro Ltd.	430,096	1,585,233
Wipro Ltd., ADR	1,425,832	6,131,078

		152,855,371

Indonesia — 0.6%
Bank Central Asia Tbk PT	13,639,500	29,386,391
Kalbe Farma Tbk PT	31,394,300	3,406,214

		32,792,605

Ireland — 0.5%
Kerry Group PLC, Class A	204,560	26,910,800

Israel — 0.5%
Azrieli Group Ltd.	61,631	3,328,175
Bank Hapoalim BM	552,466	3,352,624
Bank Leumi Le-Israel BM	788,421	4,045,899
Check Point Software Technologies Ltd.(a)(b)	30,423	3,841,208
Mizrahi Tefahot Bank Ltd.	329,600	6,727,213
Nice Ltd.(a)	26,383	6,045,243

		27,340,362

Italy — 0.3%
Assicurazioni Generali SpA	943,902	14,680,825
Intesa Sanpaolo SpA(a)	2,284,300	4,931,644

		19,612,469

Japan — 11.5%
ABC-Mart Inc.	81,200	4,272,677
Ajinomoto Co. Inc.	274,700	5,118,650
ANA Holdings Inc.(a)	280,000	6,990,429
Canon Inc.	1,254,400	21,670,619
Chugai Pharmaceutical Co. Ltd.	637,700	28,389,662
Daiwa House REIT Investment Corp.	4,401	11,495,846
East Japan Railway Co.	89,800	5,840,451
FUJIFILM Holdings Corp.	222,600	10,592,103
Hamamatsu Photonics KK	200,600	9,136,668
Hankyu Hanshin Holdings Inc.	79,400	2,579,405
Japan Airlines Co. Ltd.	275,900	5,500,048
Japan Post Bank Co. Ltd.	989,700	7,960,904
Japan Post Holdings Co. Ltd.	3,432,500	25,367,064
Japan Tobacco Inc.	144,900	2,708,890
KDDI Corp.	693,100	20,117,514
Keikyu Corp.	175,700	2,621,127
Keio Corp.	151,600	9,163,619
Keyence Corp.	67,400	27,762,101
Kintetsu Group Holdings Co. Ltd.	214,400	9,421,510
Kirin Holdings Co. Ltd.	142,400	2,799,793
Kyushu Railway Co.	367,200	8,095,748
Lawson Inc.	123,200	6,076,062
McDonald’s Holdings Co. Japan Ltd.	162,000	7,943,797
MEIJI Holdings Co. Ltd.	124,200	10,025,480
Mizuho Financial Group Inc.	12,312,000	16,695,418
Nagoya Railroad Co. Ltd.	421,400	11,758,429
NEC Corp.	553,200	29,161,092
Nippon Building Fund Inc.	3,109	18,734,037
Nippon Prologis REIT Inc.	4,336	14,188,241
Nippon Telegraph & Telephone Corp.	1,346,900	30,628,972
Nissan Motor Co. Ltd.	766,000	3,116,875
Nissin Foods Holdings Co. Ltd.	39,000	3,898,345
Nitori Holdings Co. Ltd.	91,800	19,200,566

Security	Shares	Value

Japan (continued)
Nomura Research Institute Ltd.	168,690	$4,484,295
NTT Data Corp.	831,400	9,502,162
NTT DOCOMO Inc.	2,855,700	79,683,307
Ono Pharmaceutical Co. Ltd.	149,200	4,500,833
Oracle Corp. Japan	71,000	8,328,917
Oriental Land Co. Ltd.	220,200	29,880,504
Pan Pacific International Holdings Corp.	554,900	13,034,616
Secom Co. Ltd.	357,900	33,834,198
Seibu Holdings Inc.	220,700	2,426,670
Seven & i Holdings Co. Ltd.	83,900	2,716,099
Shimamura Co. Ltd.	52,400	4,323,636
Shionogi & Co. Ltd.	57,729	3,202,600
Softbank Corp.	598,000	7,852,468
Suntory Beverage & Food Ltd.	327,600	12,635,051
Takeda Pharmaceutical Co. Ltd.	141,800	5,293,849
Tobu Railway Co. Ltd.	441,500	13,780,612
Toho Co. Ltd.	191,700	7,285,124
Toyo Suisan Kaisha Ltd.	209,300	11,881,616
USS Co. Ltd.	168,000	2,837,361
West Japan Railway Co.	225,200	11,830,725
Yamada Denki Co. Ltd.	1,544,100	8,285,095
Yamazaki Baking Co. Ltd.	243,400	3,961,605

		680,593,485

Malaysia — 0.6%
Hong Leong Bank Bhd	1,534,500	5,157,364
IHH Healthcare Bhd	2,366,500	3,045,118
Malayan Banking Bhd	3,572,700	6,286,854
Maxis Bhd(b)	3,791,200	4,550,714
Petronas Chemicals Group Bhd	2,033,600	2,665,576
Petronas Dagangan Bhd	586,800	2,901,952
Public Bank Bhd	2,643,160	10,419,082

		35,026,660

Netherlands — 0.6%
Koninklijke Ahold Delhaize NV	737,028	22,230,144
Koninklijke KPN NV	2,053,602	5,395,846
Unilever NV	173,272	10,052,472

		37,678,462

New Zealand — 0.2%
Fisher & Paykel Healthcare Corp. Ltd.	222,601	5,544,303
Spark New Zealand Ltd.	2,540,054	8,292,252

		13,836,555

Norway — 0.2%
Telenor ASA	868,970	14,229,158

Peru — 0.0%
Credicorp Ltd.	20,553	2,681,755

Philippines — 0.2%
BDO Unibank Inc.	3,216,229	5,704,768
PLDT Inc.	164,535	5,019,022

		10,723,790

Qatar — 0.3%
Qatar Islamic Bank SAQ	868,491	3,783,759
Qatar National Bank QPSC	2,920,233	14,312,919

		18,096,678

Russia — 0.5%
Polymetal International PLC	520,629	13,902,999
Polyus PJSC	65,892	16,005,379

		29,908,378

41	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Global Min Vol Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Saudi Arabia — 0.9%
Alinma Bank(a)	2,417,120	$9,989,564
Arab National Bank	538,539	2,980,994
Bank AlBilad	464,412	2,974,357
Bank Al-Jazira	978,361	3,406,896
Jarir Marketing Co.	144,105	6,278,382
Saudi Arabian Fertilizer Co.	369,122	8,159,078
Saudi Basic Industries Corp.	147,897	3,470,233
Saudi Telecom Co.	550,271	14,085,247
Yanbu National Petrochemical Co.	225,108	3,211,156

		54,555,907

Singapore — 0.7%
CapitaLand Commercial Trust	3,504,900	4,330,856
CapitaLand Mall Trust	5,854,400	8,439,706
Oversea-Chinese Banking Corp. Ltd.(b)	618,100	3,941,547
Singapore Airlines Ltd.(b)	1,339,600	3,596,308
Singapore Exchange Ltd.	500,400	3,168,906
Singapore Telecommunications Ltd.(b)	12,324,500	20,849,036

		44,326,359

South Korea — 0.3%
Hyundai Marine & Fire Insurance Co. Ltd.	133,395	2,481,715
S-1 Corp.	42,680	3,133,005
SK Telecom Co. Ltd.	49,683	10,372,408

		15,987,128

Sweden — 0.3%
Telefonaktiebolaget LM Ericsson, Class B	1,082,049	12,576,932
Telia Co. AB	836,043	3,228,841

		15,805,773

Switzerland — 5.0%
Chocoladefabriken Lindt & Spruengli AG, Registered	242	21,446,610
Givaudan SA, Registered	3,232	13,603,509
Kuehne & Nagel International AG, Registered(a)	75,453	14,668,274
Nestle SA, Registered	656,567	79,156,992
Novartis AG, Registered	335,811	29,103,993
Partners Group Holding AG	9,270	9,448,616
Roche Holding AG, NVS	125,787	44,101,234
Sonova Holding AG, Registered(a)	37,348	8,755,803
Swiss Prime Site AG, Registered	100,093	9,042,774
Swisscom AG, Registered	63,363	35,184,075
Zurich Insurance Group AG	90,755	33,663,357

		298,175,237

Taiwan — 4.2%
Advantech Co. Ltd.	941,482	9,738,418
Asustek Computer Inc.	1,637,000	13,557,282
AU Optronics Corp.(a)	15,000,000	5,342,263
Chang Hwa Commercial Bank Ltd.	12,863,481	8,000,904
Chicony Electronics Co. Ltd.	1,451,020	4,376,575
China Development Financial Holding Corp.	31,071,000	9,043,380
China Steel Corp.	10,357,000	7,024,327
Chunghwa Telecom Co. Ltd.	9,299,000	34,386,160
Compal Electronics Inc.	10,449,000	6,588,160
CTBC Financial Holding Co. Ltd.	4,570,000	2,951,502
E.Sun Financial Holding Co. Ltd.	10,864,490	10,071,541
Far EasTone Telecommunications Co. Ltd.	3,900,000	8,147,845
First Financial Holding Co. Ltd.	25,078,034	18,162,269
Formosa Petrochemical Corp.	1,012,000	2,828,213
Hua Nan Financial Holdings Co. Ltd.	20,407,074	12,553,812
Inventec Corp.	4,045,000	3,136,300
Lite-On Technology Corp.	5,207,000	8,234,235
Mega Financial Holding Co. Ltd.	23,336,000	23,263,228

Security	Shares	Value

Taiwan (continued)
Nan Ya Plastics Corp.	1,281,000	$2,684,986
Quanta Computer Inc.	4,896,000	12,848,423
Synnex Technology International Corp.	3,249,250	4,839,297
Taishin Financial Holding Co. Ltd.	11,281,084	5,094,299
Taiwan Cooperative Financial Holding Co. Ltd.	22,798,252	15,578,786
Taiwan Mobile Co. Ltd.	4,002,000	13,843,975
WPG Holdings Ltd.	3,696,760	5,178,223

		247,474,403

Thailand — 0.7%
Advanced Info Service PCL, NVDR	826,300	4,858,636
Airports of Thailand PCL, NVDR(b)	6,479,500	11,658,832
Bangkok Dusit Medical Services PCL, NVDR	9,111,700	6,089,593
Bangkok Expressway & Metro PCL, NVDR	15,614,700	4,540,543
BTS Group Holdings PCL, NVDR(b)	13,740,800	4,591,672
Bumrungrad Hospital PCL, NVDR	845,700	3,002,646
CP ALL PCL, NVDR(a)	1,293,000	2,638,140
Home Product Center PCL, NVDR	9,309,300	4,456,858

		41,836,920

United Arab Emirates — 0.2%
Emirates Telecommunications Group Co. PJSC	2,066,128	9,314,915
First Abu Dhabi Bank PJSC	900,681	2,810,069

		12,124,984

United Kingdom — 0.4%
Admiral Group PLC	114,597	4,046,203
AstraZeneca PLC	41,992	4,689,180
GlaxoSmithKline PLC	797,080	15,709,921

		24,445,304

United States — 52.5%
Accenture PLC, Class A	47,741	11,454,498
Alleghany Corp.	31,904	17,692,682
Allstate Corp. (The)	271,448	25,244,664
Altria Group Inc.	230,914	10,100,178
Ameren Corp.	80,335	6,355,302
American Electric Power Co. Inc.	228,467	18,010,054
American Tower Corp.	68,112	16,970,105
American Water Works Co. Inc.	118,475	16,745,257
Amphenol Corp., Class A	124,557	13,676,359
Anthem Inc.	27,358	7,701,824
Aon PLC, Class A	102,968	20,592,570
Arthur J Gallagher & Co.	74,567	7,851,905
AT&T Inc.	776,570	23,149,552
Automatic Data Processing Inc.	117,842	16,390,644
AutoZone Inc.(a)	16,290	19,487,890
Baxter International Inc.	196,757	17,131,632
Berkshire Hathaway Inc., Class B(a)	115,461	25,175,116
Black Knight Inc.(a)	333,896	28,080,654
Booz Allen Hamilton Holding Corp.	161,444	14,216,759
Bristol-Myers Squibb Co.	121,388	7,550,334
Broadridge Financial Solutions Inc.	147,553	20,273,782
Brown & Brown Inc.	272,623	12,649,707
Campbell Soup Co.	188,511	9,917,564
Cboe Global Markets Inc.	98,636	9,053,798
CH Robinson Worldwide Inc.	319,471	31,403,999
Chubb Ltd.	184,937	23,117,125
Church & Dwight Co. Inc.	258,148	24,738,323
Cincinnati Financial Corp.	156,019	12,389,469
Cisco Systems Inc.	843,331	35,605,435
Citrix Systems Inc.(b)	244,220	35,460,744
Clorox Co. (The)	166,680	37,252,980

S C H E D U L E O F I N V E S T M E N T S	42

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Global Min Vol Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
CME Group Inc.	92,989	$16,353,975
CMS Energy Corp.	160,087	9,683,663
Coca-Cola Co. (The)	947,795	46,944,286
Cognizant Technology Solutions Corp., Class A	53,063	3,547,792
Colgate-Palmolive Co.	208,444	16,521,271
Comcast Corp., Class A	359,292	16,099,875
Consolidated Edison Inc.	732,399	52,249,345
Cooper Companies Inc. (The)(b)	13,995	4,399,748
Costco Wholesale Corp.	32,272	11,219,684
Crown Castle International Corp.	174,986	28,566,464
Danaher Corp.	91,140	18,817,676
Dollar General Corp.	241,952	48,845,270
Dominion Energy Inc.	409,992	32,159,772
Duke Energy Corp.	484,640	38,935,978
Duke Realty Corp.	266,484	10,272,958
Ecolab Inc.	36,416	7,176,865
Eli Lilly & Co.	293,320	43,525,755
Entergy Corp.	123,199	12,213,949
Equity Residential	255,155	14,403,500
Erie Indemnity Co., Class A, NVS	20,994	4,480,959
Everest Re Group Ltd.	67,883	14,939,691
Evergy Inc.	285,768	15,208,573
Eversource Energy	114,297	9,796,396
Extra Space Storage Inc.	157,140	16,743,267
F5 Networks Inc.(a)(b)	46,765	6,188,412
Fidelity National Information Services Inc.	205,693	31,028,789
Fiserv Inc.(a)(b)	263,388	26,228,177
General Mills Inc.	163,300	10,443,035
Genuine Parts Co.	56,247	5,311,967
Gilead Sciences Inc.	901,677	60,186,940
Henry Schein Inc.(a)	55,826	3,709,079
Hershey Co. (The)	241,374	35,877,831
Home Depot Inc. (The)	77,258	22,021,620
Hormel Foods Corp.	688,907	35,120,479
Humana Inc.	19,612	8,142,314
Intel Corp.	57,133	2,910,926
Intercontinental Exchange Inc.	83,896	8,912,272
International Business Machines Corp.	106,559	13,139,790
Intuit Inc.	25,637	8,854,763
Jack Henry & Associates Inc.	182,303	30,156,562
JM Smucker Co. (The)	102,185	12,280,593
Johnson & Johnson	369,110	56,625,165
Juniper Networks Inc.	138,185	3,454,625
Kellogg Co.	358,749	25,438,892
Keysight Technologies Inc.(a)	459,429	45,262,945
Kimberly-Clark Corp.	152,425	24,046,568
L3Harris Technologies Inc.	104,465	18,881,004
Liberty Broadband Corp., Class C, NVS(a)(b)	261,934	36,694,334
Lockheed Martin Corp.	44,114	17,215,930
Markel Corp.(a)	26,112	28,379,305
Marsh & McLennan Companies Inc.	265,397	30,496,769
Mastercard Inc., Class A(b)	51,576	18,474,007
McCormick & Co. Inc./MD, NVS	150,320	30,995,984
McDonald’s Corp.	291,191	62,175,102
Medtronic PLC	250,545	26,926,071
Merck & Co. Inc.	836,730	71,347,967
Microsoft Corp.	47,296	10,666,667
Mondelez International Inc., Class A	110,505	6,455,702
Motorola Solutions Inc.	257,106	39,787,153
Newmont Corp.	1,210,949	81,472,649

Security	Shares	Value

United States (continued)
NextEra Energy Inc.	225,651	$62,994,990
Oracle Corp.	103,986	5,950,079
O’Reilly Automotive Inc.(a)	30,592	14,244,553
Palo Alto Networks Inc.(a)	21,129	5,438,816
Paychex Inc.	455,999	34,870,244
PepsiCo Inc.	434,850	60,905,091
Pfizer Inc.	548,294	20,720,030
Philip Morris International Inc.	39,873	3,181,467
Procter & Gamble Co. (The)	325,848	45,074,554
Progressive Corp. (The)(b)	207,573	19,727,738
Public Storage	172,869	36,717,376
Regeneron Pharmaceuticals Inc.(a)	132,718	82,275,870
RenaissanceRe Holdings Ltd.	108,003	19,844,471
Republic Services Inc.	546,383	50,660,632
Ross Stores Inc.	138,608	12,624,417
Southern Co. (The)	762,546	39,789,650
Starbucks Corp.	307,985	26,015,493
Stryker Corp.	27,216	5,393,123
Target Corp.	84,497	12,776,791
TJX Companies Inc. (The)	432,887	23,717,879
TransUnion	34,799	3,017,769
Travelers Companies Inc. (The)	170,007	19,727,612
Tyler Technologies Inc.(a)(b)	96,377	33,279,942
UnitedHealth Group Inc.	37,452	11,705,623
Universal Health Services Inc., Class B	37,237	4,109,103
VeriSign Inc.(a)	47,874	10,283,335
Verizon Communications Inc.	1,500,436	88,930,842
Visa Inc., Class A(b)	290,545	61,592,635
Walmart Inc.	410,348	56,976,820
Walt Disney Co. (The)	66,397	8,755,772
Waste Management Inc.	585,272	66,721,008
WEC Energy Group Inc.	501,549	47,185,730
Western Union Co. (The)	999,031	23,567,141
WR Berkley Corp.	344,142	21,354,011
Xcel Energy Inc.	699,577	48,603,112

		3,112,591,724

Total Common Stocks — 99.4% (Cost: $5,057,989,287)		5,889,895,400

Warrants

Thailand — 0.0%
BTS Group Holdings PCL (Expires 02/16/21)(a)	1	0	(e)

Total Warrants — 0.0% (Cost: $0)		0	(e)

Short-Term Investments

Money Market Funds — 2.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.37%(f)(g)(h)	105,421,740	105,527,162

43	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Global Min Vol Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.07%(f)(g)	13,570,000	$13,570,000

		119,097,162

Total Short-Term Investments — 2.0% (Cost: $118,974,360)		119,097,162

Total Investments in Securities — 101.4% (Cost: $5,176,963,647)		6,008,992,562

Other Assets, Less Liabilities — (1.4)%		(84,174,829)

Net Assets — 100.0%		$5,924,817,733

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Rounds to less than $1.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period-end.
(h)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$25,427,517	$80,007,329	(a)	$—	$(23,404)	$115,720	$105,527,162	105,421,740	$498,352	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	10,157,000	3,413,000	(a)	—	—	—	13,570,000	13,570,000	109,940		—

					$(23,404)	$115,720	$119,097,162		$608,292		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
2-Year U.S. Treasury Note	15	12/31/20	$3,314	$1,040
MSCI EAFE E-Mini Index	75	09/18/20	7,125	299,726
MSCI Emerging Markets E-Mini Index	65	09/18/20	3,576	275,843
S&P 500 E-Mini Index	81	09/18/20	14,171	1,487,497

				$2,064,106

S C H E D U L E O F I N V E S T M E N T S	44

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Global Min Vol Factor ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Equity Contracts	Interest Rate Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$2,063,066	$1,040	$2,064,106

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Equity Contracts	Interest Rate Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$1,701,837	$(721)	$1,701,116

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$2,395,035	$1,040	$2,396,075

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$24,605,283

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1		Level 2	Level 3	Total

Investments
Assets
Common Stocks	$5,889,895,397		$—	$3	$5,889,895,400
Warrants	0	(a)	—	—	0	(a)
Money Market Funds	119,097,162		—	—	119,097,162

	$6,008,992,559		$—	$3	$6,008,992,562

Derivative financial instruments(b)
Assets
Futures Contracts	$2,064,106		$—	$—	$2,064,106

(a)	Rounds to less than $1.
(b)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

45	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

August 31, 2020

	iShares ESG Aware MSCI EM ETF	iShares MSCI Emerging Markets ex China ETF	iShares MSCI Emerging Markets Min Vol Factor ETF (Consolidated)	iShares MSCI Emerging Markets Multifactor ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$3,638,492,187	$63,071,341	$4,239,226,168	$539,895,004
Affiliated(c)	20,628,651	10,399,973	61,478,073	8,496,667
Cash	13,032,667	8,265	1,013,975	193,467
Foreign currency, at value(d)	26,324,403	88,376	7,540,731	1,111,486
Cash pledged:
Futures contracts	937,000	—	952,000	201,000
Receivables:
Investments sold	139,061,545	1,054,844	699,925	761,638
Securities lending income — Affiliated	17,647	—	129,780	7,918
Capital shares sold	48,810,038	—	—	—
Dividends	3,654,645	80,069	9,377,742	1,100,693
Tax reclaims	13,307	—	40,596	768

Total assets	3,890,972,090	74,702,868	4,320,458,990	551,768,641

LIABILITIES
Collateral on securities loaned, at value	16,676,159	—	54,408,578	7,386,997
Deferred foreign capital gain tax	3,882,401	—	9,370,177	791,432
Payables:
Investments purchased	209,793,002	1,087,247	7,373,010	1,729,966
Variation margin on futures contracts	197,140	—	199,689	42,983
Bank borrowings	5,192,727	—	—	—
Investment advisory fees	750,552	9,811	849,223	207,830
Foreign taxes	18	18	—	1,694

Total liabilities	236,491,999	1,097,076	72,200,677	10,160,902

NET ASSETS	$3,654,480,091	$73,605,792	$4,248,258,313	$541,607,739

NET ASSETS CONSIST OF:
Paid-in capital	$3,381,733,354	$71,811,148	$4,744,615,625	$560,615,402
Accumulated earnings (loss)	272,746,737	1,794,644	(496,357,312)	(19,007,663)

NET ASSETS	$3,654,480,091	$73,605,792	$4,248,258,313	$541,607,739

Shares outstanding	101,700,000	1,600,000	75,900,000	12,300,000

Net asset value	$35.93	$46.00	$55.97	$44.03

Shares authorized	600 million	50 million	500 million	525 million

Par value	$0.001	$0.001	$0.001	$0.001

(a) Securities loaned, at value	$16,061,457	$—	$51,067,826	$7,444,520
(b) Investments, at cost — Unaffiliated	$3,196,469,098	$60,214,513	$3,790,071,495	$486,510,387
(c) Investments, at cost — Affiliated	$20,616,633	$9,651,904	$61,446,291	$8,494,578
(d) Foreign currency, at cost	$26,325,335	$88,934	$7,507,238	$1,104,460

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	46

Statements of Assets and Liabilities  (continued)

August 31, 2020

iShares MSCI Global Min Vol Factor ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$5,889,895,400
Affiliated(c)	119,097,162
Cash	5,068
Foreign currency, at value(d)	4,092,497
Cash pledged:
Futures contracts	1,994,000
Receivables:
Securities lending income — Affiliated	39,996
Dividends	11,847,624
Tax reclaims	4,397,599

Total assets	6,031,369,346

LIABILITIES
Collateral on securities loaned, at value	105,400,760
Payables:
Variation margin on futures contracts	156,487
Investment advisory fees	994,366

Total liabilities	106,551,613

NET ASSETS	$5,924,817,733

NET ASSETS CONSIST OF:
Paid-in capital	$5,424,531,661
Accumulated earnings	500,286,072

NET ASSETS	$5,924,817,733

Shares outstanding	63,600,000

Net asset value	$93.16

Shares authorized	500 million

Par value	$0.001

(a) Securities loaned, at value	$101,612,588
(b) Investments, at cost — Unaffiliated	$5,057,989,287
(c) Investments, at cost — Affiliated	$118,974,360
(d) Foreign currency, at cost	$4,024,481

See notes to financial statements.

47	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended August 31, 2020

	iShares ESG Aware MSCI EM ETF	iShares MSCI Emerging Markets ex China ETF	iShares MSCI Emerging Markets Min Vol Factor ETF (Consolidated)	iShares MSCI Emerging Markets Multifactor ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$59,438,761	$1,056,983	$152,427,712	$16,171,909
Dividends — Affiliated	20,408	20,759	95,154	7,393
Non-cash dividends — Unaffiliated	6,965,467	337,693	—	—
Interest — Unaffiliated	1,588	—	4,652	911
Securities lending income — Affiliated — net	315,587	—	764,334	75,016
Foreign taxes withheld	(6,911,226)	(149,450)	(16,168,681)	(1,724,105)
Other foreign taxes	(13,120)	(50)	(63,659)	—

Total investment income	59,817,465	1,265,935	137,059,512	14,531,124

EXPENSES
Investment advisory fees	4,984,228	133,790	33,670,285	2,070,774
Commitment fees	9,050	—	28,840	1,568
Miscellaneous	264	264	264	264
Mauritius income taxes	—	—	251,670	—
Interest expense	6,985	—	17,034	7,462

Total expenses	5,000,527	134,054	33,968,093	2,080,068

Less:
Investment advisory fees waived	—	(74,549)	(21,891,681)	—

Total expenses after fees waived	5,000,527	59,505	12,076,412	2,080,068

Net investment income	54,816,938	1,206,430	124,983,100	12,451,056

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated(a)	(159,150,447)	(1,630,476)	(237,463,027)	(29,064,260)
Investments — Affiliated	(12,034)	(25,632)	(28,974)	(3,093)
In-kind redemptions — Unaffiliated	49,253,026	(47,161)	36,412,595	924,038
In-kind redemptions — Affiliated	—	(72,243)	—	—
Futures contracts	3,099,320	—	3,345,201	497,411
Foreign currency transactions	(1,399,166)	(19,107)	(963,269)	(214,857)

Net realized loss	(108,209,301)	(1,794,619)	(198,697,474)	(27,860,761)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated(b)	455,572,331	3,636,014	20,961,403	73,556,154
Investments — Affiliated	10,313	994,352	20,490	1,930
Futures contracts	208,615	—	333,017	140,472
Foreign currency translations	(50,875)	(1,152)	128,153	6,450

Net change in unrealized appreciation (depreciation)	455,740,384	4,629,214	21,443,063	73,705,006

Net realized and unrealized gain (loss)	347,531,083	2,834,595	(177,254,411)	45,844,245

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$402,348,021	$4,041,025	$(52,271,311)	$58,295,301

(a) Net of foreign capital gain tax of	$—	$—	$98,006	$7,266
(b) Net of deferred foreign capital gain tax of	$3,815,567	$—	$(1,597,792)	$791,432
See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	48

Statements of Operations  (continued)

Year Ended August 31, 2020

iShares MSCI Global Min Vol Factor ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$149,902,287
Dividends — Affiliated	109,940
Securities lending income — Affiliated — net	498,352
Foreign taxes withheld	(9,643,781)
Other foreign taxes	(8,970)

Total investment income	140,857,828

EXPENSES
Investment advisory fees	17,683,512
Commitment fees	10,143
Miscellaneous	264
Interest expense	10,256

Total expenses	17,704,175

Less:
Investment advisory fees waived	(6,584,070)

Total expenses after fees waived	11,120,105

Net investment income	129,737,723

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(202,242,581)
Investments — Affiliated	(23,404)
In-kind redemptions — Unaffiliated	155,834,979
Futures contracts	1,701,116
Foreign currency transactions	(20,779)

Net realized loss	(44,750,669)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	78,383,576
Investments — Affiliated	115,720
Futures contracts	2,396,075
Foreign currency translations	508,319

Net change in unrealized appreciation (depreciation)	81,403,690

Net realized and unrealized gain	36,653,021

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$166,390,744

See notes to financial statements.

49	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares ESG Aware MSCI EM ETF		iShares MSCI Emerging Markets ex China ETF

	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/20	Year Ended 08/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$54,816,938	$13,880,674	$1,206,430	$538,662
Net realized loss	(108,209,301)	(21,353,323)	(1,794,619)	(406,140)
Net change in unrealized appreciation (depreciation)	455,740,384	(6,895,209)	4,629,214	(947,735)

Net increase (decrease) in net assets resulting from operations	402,348,021	(14,367,858)	4,041,025	(815,213)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(36,825,677)	(10,952,741)	(1,107,668)	(321,357)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	2,616,414,670	368,110,977	42,923,974	18,966,426

NET ASSETS
Total increase in net assets	2,981,937,014	342,790,378	45,857,331	17,829,856
Beginning of year	672,543,077	329,752,699	27,748,461	9,918,605

End of year	$3,654,480,091	$672,543,077	$73,605,792	$27,748,461

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	50

Statements of Changes in Net Assets  (continued)

	iShares MSCI Emerging Markets Min Vol Factor ETF (Consolidated)		iShares MSCI Emerging Markets Multifactor ETF

	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/20	Year Ended 08/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$124,983,100	$142,041,168	$12,451,056	$11,186,154
Net realized loss	(198,697,474)	(100,762,003)	(27,860,761)	(36,746,895)
Net change in unrealized appreciation (depreciation)	21,443,063	(100,503,198)	73,705,006	(4,230,105)

Net increase (decrease) in net assets resulting from operations	(52,271,311)	(59,224,033)	58,295,301	(29,790,846)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(130,476,146)	(130,514,441)	(12,464,595)	(9,249,430)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(986,258,750)	940,306,068	84,202,522	159,543,885

NET ASSETS
Total increase (decrease) in net assets	(1,169,006,207)	750,567,594	130,033,228	120,503,609
Beginning of year	5,417,264,520	4,666,696,926	411,574,511	291,070,902

End of year	$4,248,258,313	$5,417,264,520	$541,607,739	$411,574,511

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

51	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	iShares MSCI Global Min Vol Factor ETF

	Year Ended 08/31/20	Year Ended 08/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$129,737,723	$98,989,651
Net realized gain (loss)	(44,750,669)	52,580,087
Net change in unrealized appreciation (depreciation)	81,403,690	301,773,485

Net increase in net assets resulting from operations	166,390,744	453,343,223

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(142,389,395)	(93,156,234)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	625,095,917	1,573,133,776

NET ASSETS
Total increase in net assets	649,097,266	1,933,320,765
Beginning of year	5,275,720,467	3,342,399,702

End of year	$5,924,817,733	$5,275,720,467

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	52

Financial Highlights

(For a share outstanding throughout each period)

	iShares ESG Aware MSCI EM ETF

	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18 (a)	Year Ended 08/31/17 (a)	Period From 06/28/16 to 08/31/16	(a)(b)

Net asset value, beginning of period	$32.03	$33.65	$34.58	$28.23	$25.19

Net investment income(c)	0.89	0.91	0.94	0.85	0.16
Net realized and unrealized gain (loss)(d)	3.89	(1.85)	(1.17)	5.81	2.88

Net increase (decrease) from investment operations	4.78	(0.94)	(0.23)	6.66	3.04

Distributions(e)
From net investment income	(0.88)	(0.68)	(0.70)	(0.31)	—

Total distributions	(0.88)	(0.68)	(0.70)	(0.31)	—

Net asset value, end of period	$35.93	$32.03	$33.65	$34.58	$28.23

Total Return
Based on net asset value	15.11%	(2.76)%	(0.72)%	23.75%	12.09	%(f)

Ratios to Average Net Assets
Total expenses	0.25%	0.25%	0.25%	0.42%	0.45	%(g)

Net investment income	2.75%	2.76%	2.63%	2.73%	3.26	%(g)

Supplemental Data
Net assets, end of period (000)	$3,654,480	$672,543	$329,753	$96,812	$5,645

Portfolio turnover rate(h)	46%	34%	45%	29%	9	%(f)

(a)	Per share amounts reflect a two-for-one stock split effective after the close of trading on May 24, 2018.
(b)	Commencement of operations.
(c)	Based on average shares outstanding.
(d)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Not annualized.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

53	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Emerging Markets ex China ETF

	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Period From 07/18/17 to 08/31/17	(a)

Net asset value, beginning of period	$46.25	$49.59	$51.14	$50.22

Net investment income(b)	1.46	1.62	1.10	0.13
Net realized and unrealized gain (loss)(c)	(0.05)	(3.83)	(1.80)	0.79

Net increase (decrease) from investment operations	1.41	(2.21)	(0.70)	0.92

Distributions(d)
From net investment income	(1.66)	(1.13)	(0.85)	—

Total distributions	(1.66)	(1.13)	(0.85)	—

Net asset value, end of period	$46.00	$46.25	$49.59	$51.14

Total Return
Based on net asset value	2.87%	(4.42)%	(1.41)%	1.83	%(e)

Ratios to Average Net Assets
Total expenses(f)	0.36%	0.49%	0.49%	0.49	%(g)

Total expenses after fees waived(f)	0.16%	0.26%	0.41%	0.41	%(g)

Net investment income	3.24%	3.38%	2.09%	2.07	%(g)

Supplemental Data
Net assets, end of period (000)	$73,606	$27,748	$9,919	$10,227

Portfolio turnover rate(h)(i)	18%	10%	9%	0	%(e)(j)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.
(i)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

(j)	Rounds to less than 1%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	54

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Emerging Markets Min Vol Factor ETF (Consolidated)

	Year Ended 08/31/20	Year Ended 08/31/19		Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16

Net asset value, beginning of year	$56.84	$59.22		$58.01	$53.40	$50.98

Net investment income(a)	1.42	1.57		1.49	1.28	1.57
Net realized and unrealized gain (loss)(b)	(0.82)	(2.46)		1.23	4.48	2.13

Net increase (decrease) from investment operations	0.60	(0.89)		2.72	5.76	3.70

Distributions(c)
From net investment income	(1.47)	(1.49)		(1.51)	(1.15)	(1.28)

Total distributions	(1.47)	(1.49)		(1.51)	(1.15)	(1.28)

Net asset value, end of year	$55.97	$56.84		$59.22	$58.01	$53.40

Total Return
Based on net asset value	1.07%	(1.44	)%(d)	4.70%	11.11%	7.48%

Ratios to Average Net Assets
Total expenses	0.70%	0.68%		0.67%	0.69%	0.71%

Total expenses after fees waived	0.25%	0.25%		0.25%	0.25%	0.25%

Net investment income	2.59%	2.71%		2.47%	2.40%	3.12%

Supplemental Data
Net assets, end of year (000)	$4,248,258	$5,417,265		$4,666,697	$4,037,428	$4,379,041

Portfolio turnover rate(e)	23%	24%		22%	23%	23%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

55	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Emerging Markets Multifactor ETF

	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18		Year Ended 08/31/17		Period From 12/08/15 to 08/31/16	(a)

Net asset value, beginning of period	$40.35	$44.78	$46.04		$37.46		$33.82

Net investment income(b)	1.11	1.47	1.39		0.91		1.27
Net realized and unrealized gain (loss)(c)	3.73	(4.72)	(1.63)		8.53		2.50

Net increase (decrease) from investment operations	4.84	(3.25)	(0.24)		9.44		3.77

Distributions(d)
From net investment income	(1.16)	(1.18)	(1.02)		(0.86)		(0.13)

Total distributions	(1.16)	(1.18)	(1.02)		(0.86)		(0.13)

Net asset value, end of period	$44.03	$40.35	$44.78		$46.04		$37.46

Total Return
Based on net asset value	12.17%	(7.16)%	(0.65)%		25.80%		11.16	%(e)

Ratios to Average Net Assets
Total expenses	0.45%	0.45%	0.45	%(f)	0.50	%(f)	0.65	%(f)(g)

Total expenses after fees waived	0.45%	0.45%	0.42	%(f)	0.42	%(f)	0.49	%(f)(g)

Net investment income	2.71%	3.55%	2.87%		2.24%		4.91	%(g)

Supplemental Data
Net assets, end of period (000)	$541,608	$411,575	$291,071		$82,873		$29,969

Portfolio turnover rate(h)	45%	53%	39	%(i)	36	%(i)	11	%(e)(i)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.
(i)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	56

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Global Min Vol Factor ETF

	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16

Net asset value, beginning of year	$93.54	$87.04	$81.13	$75.82	$67.59

Net investment income(a)	2.13	2.16	1.82	1.84	1.79
Net realized and unrealized gain (loss)(b)	(0.18)	6.36	5.85	5.40	8.07

Net increase from investment operations	1.95	8.52	7.67	7.24	9.86

Distributions(c)
From net investment income	(2.33)	(2.02)	(1.76)	(1.93)	(1.63)

Total distributions	(2.33)	(2.02)	(1.76)	(1.93)	(1.63)

Net asset value, end of year	$93.16	$93.54	$87.04	$81.13	$75.82

Total Return
Based on net asset value	2.13%	9.99%	9.56%	9.75%	14.76%

Ratios to Average Net Assets
Total expenses	0.32%	0.32%	0.31%	0.32%	0.32%

Total expenses after fees waived	0.20%	0.20%	0.20%	0.20%	0.20%

Net investment income	2.33%	2.45%	2.17%	2.40%	2.49%

Supplemental Data
Net assets, end of year (000)	$5,924,818	$5,275,720	$3,342,400	$3,675,374	$3,267,688

Portfolio turnover rate(d)	22%	21%	23%	24%	24%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

57	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.    ORGANIZATION

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification

ESG Aware MSCI EM(a)	Diversified
MSCI Emerging Markets ex China(b)	Diversified
MSCI Emerging Markets Min Vol Factor(c)	Diversified
MSCI Emerging Markets Multifactor(d)	Diversified
MSCI Global Min Vol Factor(e)	Diversified

(a)	Formerly the iShares ESG MSCI EM ETF.
(b)	The Fund’s classification changed from non-diversified to diversified during the reporting period.
(c)	Formerly the iShares Edge MSCI Min Vol Emerging Markets ETF.
(d)	Formerly the iShares Edge MSCI Multifactor Emerging Markets ETF.
(e)	Formerly the iShares Edge MSCI Min Vol Global ETF.

Basis of Consolidation: The accompanying consolidated financial statements for the iShares MSCI Emerging Markets Min Vol Factor ETF includes the accounts of its subsidiary in the Republic of Mauritius, which is a wholly-owned subsidiary (the “Subsidiary”) of the Fund that invests in Indian securities. Through this investment structure, the Fund expects to obtain certain benefits under a current tax treaty between Mauritius and India. Intercompany accounts and transactions, if any, have been eliminated.

2.    SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities are reflected in tax reclaims receivable. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a return of capital or capital gain. Non-cash dividends, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is accrued daily.

Foreign CurrencyTranslation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in non-U.S. currencies are translated to U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. Such fluctuations are reflected by the Funds as a component of net realized and unrealized gain (loss) from investments for financial reporting purposes. Each Fund reports realized currency gain (loss) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2020, if any, are disclosed in the statement of assets and liabilities.

The iShares MSCI Emerging Markets Min Vol Factor ETF conducts its investment activities in India through its Subsidiary and expects to obtain benefits under the Double Tax Avoidance Agreement (“DTAA”) between India and Mauritius. In order to be eligible to claim benefits under the DTAA, the Subsidiary must have commercial substance, on an annual basis, to satisfy certain tests and conditions, including the establishment and maintenance of valid tax residence in Mauritius, have the place of effective management outside of India, and related requirements. The Fund has obtained a current tax residence certificate issued by the Mauritian Revenue Authorities.

Based upon current interpretation and practice of the current tax laws in India and Mauritius and the DTAA, the Subsidiary is subject to tax in Mauritius on its net income at the rate of 15%. However, the Subsidiary is entitled to a tax credit equivalent to the higher of the actual foreign tax incurred or 80% of the Mauritius tax on its foreign source

N O T E S T O F I N A N C I A L S T A T E M E N T S	58

Notes to Financial Statements  (continued)

income, thus reducing its maximum effective tax rate to 3% up to June 30, 2021. After June 30, 2021, under the new tax regime and subject to meeting the necessary substance requirements as required under the Financial Services Act 2007 (as amended by the Finance Act 2018) and such guidelines issued by the FSC, the Subsidiary is entitled to either (a) a foreign tax credit equivalent to the actual foreign tax suffered on its foreign income against the Subsidiary’s tax liability computed at 15% on such income, or (b) a partial exemption of 80% of some of the income derived, including interest income or foreign source dividends. Taxes on income, if any, are paid by the Subsidiary and are disclosed in its consolidated statement of operations. Any dividends paid by the Subsidiary to its Fund are not subject to tax in Mauritius. The Subsidiary is currently exempt from tax in Mauritius on any gains from the sale of securities.

The DTAA provides that capital gains will be taxable in India with respect to the sale of shares acquired on or after April 1, 2017. Capital gains arising from shares acquired before April 1, 2017, regardless of when they are sold, will continue to be exempt from taxation under the amended DTAA, assuming requirements for eligibility under the DTAA are satisfied. There can be no assurance, however, that the DTAA will remain in effect during the Subsidiary’s existence or that it will continue to enjoy its benefits on the shares acquired prior to April 1, 2017.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.    INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day may be valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Futures contracts are valued based on that day’s last reported settlement price on the exchange where the contract is traded.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

59	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.    SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of August 31, 2020, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of August 31, 2020 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of August 31, 2020:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

ESG Aware MSCI EM
Barclays Bank PLC	$393,560	$393,560		$—	$—
BNP Paribas Prime Brokerage International Ltd.	2,224	2,224		—	—
Citigroup Global Markets Inc.	3,756,173	3,756,173		—	—
HSBC Bank PLC	394,192	394,192		—	—
Jefferies LLC	4,036,548	4,030,787		—	(5,761	)(b)
JPMorgan Securities LLC	3,963,067	3,963,067		—	—
Macquarie Bank Limited	1,981,135	1,981,135		—	—
Morgan Stanley & Co. International PLC	1,513,746	1,513,746		—	—
State Street Bank & Trust Company	20,812	20,812		—	—

	$16,061,457	$16,055,696		$—	$(5,761)

N O T E S T O F I N A N C I A L S T A T E M E N T S	60

Notes to Financial Statements  (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

MSCI Emerging Markets Min Vol Factor
Barclays Bank PLC	$8,778,467	$8,778,467		$—	$—
BofA Securities, Inc.	16,464,952	16,464,952		—	—
Citigroup Global Markets Inc.	2,204,708	2,204,708		—	—
Credit Suisse Securities (USA) LLC	1,357,809	1,357,809		—	—
JPMorgan Securities LLC	11,237,293	11,237,293		—	—
Macquarie Bank Limited	6,330,653	6,330,653		—	—
Morgan Stanley & Co. International PLC	106,914	106,914		—	—
Morgan Stanley & Co. LLC	4,587,030	4,587,030		—	—

	$51,067,826	$51,067,826		$—	$—

MSCI Emerging Markets Multifactor
HSBC Bank PLC	$3,450,299	$3,381,688		$—	$(68,611	)(b)
Jefferies LLC	145,180	141,519		—	(3,661	)(b)
JPMorgan Securities LLC	1,292,565	1,292,565		—	—
Morgan Stanley & Co. LLC	152,595	152,595		—	—
TD Prime Services LLC	2,100,242	2,047,276		—	(52,966	)(b)
Wells Fargo Bank, National Association	303,639	303,639		—	—

	$7,444,520	$7,319,282		$—	$(125,238)

MSCI Global Min Vol Factor
BNP Paribas Prime Brokerage International Ltd.	$3,124,639	$3,124,639		$—	$—
BofA Securities, Inc.	60,103,684	60,103,684		—	—
Citigroup Global Markets Inc.	4,818,812	4,818,812		—	—
Credit Suisse Securities (USA) LLC	2,283,467	2,283,467		—	—
Goldman Sachs & Co.	3,036,038	3,036,038		—	—
HSBC Bank PLC	3,395,792	3,395,792		—	—
JPMorgan Securities LLC	4,693,238	4,430,035		—	(263,203	)(b)
Morgan Stanley & Co. International PLC	1,818,329	1,818,329		—	—
Morgan Stanley & Co. LLC	17,415,437	17,415,437		—	—
SG Americas Securities LLC	370,656	370,656		—	—
Wells Fargo Bank, National Association	552,496	551,861		—	(635	)(b)

	$101,612,588	$101,348,750		$—	$(263,838)

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.    DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Each Fund’s use of futures contracts is generally limited to cash equitization. This involves the use of available cash to invest in index futures contracts in order to gain exposure to the equity markets represented in or by the Fund’s underlying index and is intended to allow the Fund to better track its underlying index. Futures contracts are standardized, exchange-traded agreements to buy or sell a specific quantity of an underlying instrument at a set price on a future date. Depending on the terms of a contract, a futures contract is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date.

Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Securities deposited as initial margin, if any, are designated in the schedule of investments and cash deposited, if any, is shown as cash pledged for futures contracts in the statement of assets and liabilities.

Pursuant to the contract, a fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation or depreciation and, if any, shown as variation margin receivable or payable on futures contracts in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the notional

61	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

amount of the contract at the time it was opened and the notional amount at the time it was closed. Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

6.    INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
ESG Aware MSCI EM	0.25%
MSCI Emerging Markets ex China	0.25
MSCI Emerging Markets Multifactor	0.45

Prior to March 27, 2020, for its investment advisory services to the iShares MSCI Emerging Markets ex China ETF, BFA was entitled to an annual investment advisory fee of 0.49%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund.

For its investment advisory services to the iShares MSCI Emerging Markets Min Vol Factor ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $14 billion	0.75%
Over $14 billion, up to and including $28 billion	0.68
Over $28 billion, up to and including $42 billion	0.61
Over $42 billion, up to and including $56 billion	0.54
Over $56 billion, up to and including $70 billion	0.47
Over $70 billion, up to and including $84 billion	0.41
Over $84 billion	0.35

For its investment advisory services to the iShares MSCI Global Min Vol Factor ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $30 billion	0.350%
Over $30 billion, up to and including $60 billion	0.320
Over $60 billion, up to and including $90 billion	0.280
Over $90 billion, up to and including $120 billion	0.252
Over $120 billion, up to and including $150 billion	0.227
Over $150 billion	0.204

The Subsidiary has entered into a separate contract with BFA under which BFA provides investment advisory services to the Subsidiary but does not receive separate compensation from the Subsidiary for providing it with such services. The Subsidiary has also entered into separate arrangements that provide for the provision of other services to the Subsidiary (including administrative, custody, transfer agency and other services), and BFA pays the costs and expenses related to the provision of those services.

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and any other fund expenses are a fund’s total annual operating expenses.

For each of the iShares MSCI Emerging Markets Min Vol Factor and iShares MSCI Global Min Vol Factor ETFs, BFA has contractually agreed to waive a portion of its investment advisory fee for each Fund through December 31, 2023 in order to limit each Fund’s total annual operating expenses after fee waiver to 0.25% and 0.20%, respectively, of average daily net assets.

For each of the iShares MSCI Emerging Markets ex China and iShares MSCI Emerging Markets Multifactor ETFs, BFA has contractually agreed to waive a portion of its investment advisory fee for each Fund through December 31, 2021 and December 31, 2022, respectively, in an amount equal to the acquired fund fees and expenses, if any, attributable to each Fund’s investments in other iShares funds.

For the year ended August 31, 2020, BFA has voluntarily waived a portion of its investment advisory fee for the iShares MSCI Emerging Markets ex China ETF in the amount of $42,398.

N O T E S T O F I N A N C I A L S T A T E M E N T S	62

Notes to Financial Statements  (continued)

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statement of operations. For the year ended August 31, 2020, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
ESG Aware MSCI EM	$74,045
MSCI Emerging Markets Min Vol Factor	182,619
MSCI Emerging Markets Multifactor	18,525
MSCI Global Min Vol Factor	134,574

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2020, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
ESG Aware MSCI EM	$8,799,933	$5,450,915	$1,175,313
MSCI Emerging Markets ex China	21,226	78,596	(5,461)
MSCI Emerging Markets Min Vol Factor	82,209,708	59,648,494	4,670,904
MSCI Emerging Markets Multifactor	12,634,861	7,366,991	(2,683,521)
MSCI Global Min Vol Factor	192,987,657	124,201,786	(17,478,737)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.    PURCHASES AND SALES

For the year ended August 31, 2020, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

63	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

iShares ETF	Purchases	Sales
ESG Aware MSCI EM	$2,842,572,857	$923,529,826
MSCI Emerging Markets ex China	33,690,616	6,891,972
MSCI Emerging Markets Min Vol Factor	1,117,444,563	1,747,560,563
MSCI Emerging Markets Multifactor	274,413,948	202,143,592
MSCI Global Min Vol Factor	1,607,101,757	1,220,289,617

For the year ended August 31, 2020, purchases and sales related to in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
ESG Aware MSCI EM	$891,913,924	$193,424,618
MSCI Emerging Markets ex China	17,740,373	1,613,368
MSCI Emerging Markets Min Vol Factor	5,614,503	351,895,860
MSCI Emerging Markets Multifactor	18,866,178	6,332,542
MSCI Global Min Vol Factor	704,566,636	480,876,037

8.    INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2020, the following permanent differences attributable to realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
ESG Aware MSCI EM	$47,905,923	$(47,905,923)
MSCI Emerging Markets ex China	(125,711)	125,711
MSCI Emerging Markets Min Vol Factor	31,553,380	(31,553,380)
MSCI Emerging Markets Multifactor	678,293	(678,293)
MSCI Global Min Vol Factor	152,399,194	(152,399,194)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 08/31/20	Year Ended 08/31/19
ESG Aware MSCI EM
Ordinary income	$36,825,677	$10,952,741

MSCI Emerging Markets ex China
Ordinary income	$1,107,668	$321,357

MSCI Emerging Markets Min Vol Factor
Ordinary income	$130,476,146	$130,514,441

MSCI Emerging Markets Multifactor
Ordinary income	$12,464,595	$9,249,430

MSCI Global Min Vol Factor
Ordinary income	$142,389,395	$93,156,234

N O T E S T O F I N A N C I A L S T A T E M E N T S	64

Notes to Financial Statements  (continued)

As of August 31, 2020, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses)	(b)	Total
ESG Aware MSCI EM	$27,022,607	$(118,176,694)	$363,900,824		$272,746,737
MSCI Emerging Markets ex China	562,062	(1,902,762)	3,135,344		1,794,644
MSCI Emerging Markets Min Vol Factor	51,719,001	(939,409,730)	391,333,417		(496,357,312)
MSCI Emerging Markets Multifactor	4,978,718	(68,592,107)	44,605,726		(19,007,663)
MSCI Global Min Vol Factor	13,045,587	(308,064,673)	795,305,158		500,286,072

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the timing and recognition of partnership income and the characterization of corporate actions.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2020, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
ESG Aware MSCI EM	$3,291,270,539	$523,366,403	$(155,525,137)	$367,841,266
MSCI Emerging Markets ex China	70,334,464	6,843,702	(3,707,020)	3,136,682
MSCI Emerging Markets Min Vol Factor	3,900,025,106	815,147,727	(414,468,592)	400,679,135
MSCI Emerging Markets Multifactor	502,984,844	96,945,088	(51,538,091)	45,406,997
MSCI Global Min Vol Factor	5,214,134,666	1,032,990,293	(238,132,397)	794,857,896

9.    LINE OF CREDIT

The Funds, along with certain other iShares funds (“Participating Funds”), are parties to a $300 million credit agreement (“Credit Agreement”) with State Street Bank and Trust Company, which expires on July 15, 2021. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Credit Agreement sets specific sub limits on aggregate borrowings based on two tiers of Participating Funds: $300 million with respect to the funds within Tier 1, including the Funds, and $200 million with respect to Tier 2. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Credit Agreement. The Credit Agreement has the following terms: a commitment fee of 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR rate (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Credit Agreement.

The iShares MSCI Emerging Markets ex China ETF did not borrow under the credit agreement during the year ended August 31, 2020.

For the year ended August 31, 2020, the maximum amount borrowed, the average daily borrowing and the weighted average interest rate, if any, under the credit agreement were as follows:

iShares ETF	Maximum Amount Borrowed	Average Borrowing	Weighted Average Interest Rates
ESG Aware MSCI EM	$18,600,000	$435,712	1.58%
MSCI Emerging Markets Min Vol Factor	33,720,000	932,451	1.80
MSCI Emerging Markets Multifactor	12,771,000	308,287	2.30
MSCI Global Min Vol Factor	18,166,000	408,667	2.44

10.  PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events

65	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; and (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honor its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the statement of assets and liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the schedule of investments.

N O T E S T O F I N A N C I A L S T A T E M E N T S	66

Notes to Financial Statements  (continued)

Investments in Chinese securities, including certain Hong Kong-listed securities, involves risks specific to China. China may be subject to considerable degrees of economic, political and social instability and demonstrates significantly higher volatility from time to time in comparison to developed markets. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries may disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation. Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and a fund’s investments. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.  CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 08/31/20		Year Ended 08/31/19
iShares ETF	Shares	Amount	Shares	Amount

ESG Aware MSCI EM
Shares sold	93,500,000	$3,029,376,010	11,200,000	$368,110,977
Shares redeemed	(12,800,000)	(412,961,340)	—	—

Net increase	80,700,000	$2,616,414,670	11,200,000	$368,110,977

MSCI Emerging Markets ex China
Shares sold	1,100,000	$47,047,530	400,000	$18,966,426
Shares redeemed	(100,000)	(4,123,556)	—	—

Net increase	1,000,000	$42,923,974	400,000	$18,966,426

MSCI Emerging Markets Min Vol Factor
Shares sold	400,000	$28,787,517	19,800,000	$1,132,727,160
Shares redeemed	(19,800,000)	(1,015,046,267)	(3,300,000)	(192,421,092)

Net increase (decrease)	(19,400,000)	$(986,258,750)	16,500,000	$940,306,068

MSCI Emerging Markets Multifactor
Shares sold	2,400,000	$97,057,223	5,100,000	$215,590,994
Shares redeemed	(300,000)	(12,854,701)	(1,400,000)	(56,047,109)

Net increase	2,100,000	$84,202,522	3,700,000	$159,543,885

MSCI Global Min Vol Factor
Shares sold	12,600,000	$1,142,022,589	20,500,000	$1,789,740,435
Shares redeemed	(5,400,000)	(516,926,672)	(2,500,000)	(216,606,659)

Net increase	7,200,000	$625,095,917	18,000,000	$1,573,133,776

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

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Notes to Financial Statements   (continued)

12.  LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. In an opinion dated January 23, 2020, the California Court of Appeal affirmed the dismissal of Plaintiffs’ claims. On March 3, 2020, plaintiffs filed a petition for review by the California Supreme Court. On May 27, 2020, the California Supreme Court denied Plaintiff’s petition for review. The case is now closed.

13.  SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	68

Report of Independent Registered Public Accounting Firm

To the Board of Directors of iShares, Inc. and

Shareholders of iShares ESG Aware MSCI EM ETF,

iShares MSCI Emerging Markets ex China ETF,

iShares MSCI Emerging Markets Min Vol Factor ETF,

iShares MSCI Emerging Markets Multifactor ETF and iShares MSCI Global Min Vol Factor ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares ESG Aware MSCI EM ETF, iShares MSCI Emerging Markets ex China ETF, iShares MSCI Emerging Markets Min Vol Factor ETF, iShares MSCI Emerging Markets Multifactor ETF and iShares MSCI Global Min Vol Factor ETF (five of the funds constituting iShares, Inc., hereafter collectively referred to as the “Funds”) as of August 31, 2020, the related statements of operations for the year ended August 31, 2020, the statements of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 21, 2020

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information (unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal year ended August 31, 2020 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividends-Received Deduction
MSCI Emerging Markets ex China	0.10%
MSCI Emerging Markets Min Vol Factor	0.15%
MSCI Emerging Markets Multifactor	0.40%
MSCI Global Min Vol Factor	46.92%

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2020:

iShares ETF	Qualified Dividend Income
ESG Aware MSCI EM	$34,127,488
MSCI Emerging Markets ex China	533,517
MSCI Emerging Markets Min Vol Factor	74,461,106
MSCI Emerging Markets Multifactor	7,419,812
MSCI Global Min Vol Factor	110,352,181

The following maximum amounts are hereby designated as qualified business income for individuals for the fiscal year ended August 31, 2020:

iShares ETF	Qualified Business Income
MSCI Global Min Vol Factor	$3,267,859

For the fiscal year ended August 31, 2020, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
ESG Aware MSCI EM	$66,391,597	$6,468,613
MSCI Emerging Markets ex China	1,461,971	141,445
MSCI Emerging Markets Min Vol Factor	152,212,670	17,008,459
MSCI Emerging Markets Multifactor	16,115,727	1,572,047

I M P O R T A N T T A X I N F O R M A T I O N	70

Board Review and Approval of Investment Advisory Contract

iShares ESG Aware MSCI EM ETF, iShares MSCI Emerging Markets ex China ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on April 17, 2020 and May 19, 2020, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 8-10, 2020, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Contract for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2019, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 8-10, 2020 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares

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Board Review and Approval of Investment Advisory Contract  (continued)

funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

iShares MSCI Emerging Markets Min Vol Factor ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	72

Board Review and Approval of Investment Advisory Contract  (continued)

service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on April 17, 2020 and May 19, 2020, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 8-10, 2020, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Contract for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2019, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 8-10, 2020 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue,

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including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board further noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

iShares MSCI Emerging Markets Multifactor ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on April 17, 2020 and May 19, 2020, a committee composed of all of the Independent Board Members (the “15(c) Committee”),

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with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 8-10, 2020, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Contract for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2019, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 8-10, 2020 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

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Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

iShares MSCI Global Min Vol Factor ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on April 17, 2020 and May 19, 2020, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 8-10, 2020, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the

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extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Contract for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2019, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 8-10, 2020 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through

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relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board further noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	78

Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

August 31, 2020

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
ESG Aware MSCI EM	$0.882674	$—	$—	$0.882674	100%	—%	—%		100%
MSCI Emerging Markets ex China	1.655326	—	—	1.655326	100	—	—		100
MSCI Emerging Markets Min Vol Factor(a)	1.463636	—	0.004183	1.467819	100	—	0	(b)	100
MSCI Emerging Markets Multifactor	1.159873	—	—	1.159873	100	—	—		100
MSCI Global Min Vol Factor(a)	2.323896	—	0.009094	2.332990	100	—	0	(b)	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

(b)	Rounds to less than 1%.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (the “Directive”) imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside of the EU, such as BFA (the “Company”). Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

The Company has registered the iShares MSCI Emerging Markets Min Vol Factor ETF ( the “Fund”) to be marketed to EU investors in the United Kingdom, the Netherlands, Finland, Sweden, and Luxembourg.

Report on Remuneration

The Company is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area.As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programmes which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

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Supplemental Information (unaudited) (continued)

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organisational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the Fund in respect of the Company’s financial year ending December 31, 2019 was USD 463.03 thousand. This figure is comprised of fixed remuneration of USD 214.07 thousand and variable remuneration of USD 248.96 thousand. There were a total of 448 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the Fund in respect of the Company’s financial year ending December 31, 2019, to its senior management was USD 59.04 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 6.94 thousand.

S U P P L E M E N T A L I N F O R M A T I O N	80

Director and Officer Information

The Board of Directors has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFAor its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 368 funds as of August 31, 2020. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Director and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., ParkAvenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

Robert S. Kapito(a) (63)	Director (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Trustee of iShares Trust (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (50)	Director (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Trustee of iShares Trust (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates

(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates

Independent Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

Cecilia H. Herbert (71)	Director (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares Trust and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (64)	Director (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares Trust (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (65)	Director (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

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Director and Officer Information  (continued)

Independent Directors (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

John E. Kerrigan (65)	Director (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (61)	Director (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (59)	Director (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (since 2017); and Director of Reading Partners (2012-2016).	Trustee of iShares Trust (since 2003); Trustee of iShares U.S. ETF Trust (since 2011); Director of Cloudera Foundation (since 2017); and Director of Reading Partners (2012-2016).

Madhav V. Rajan (56)	Director (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Trustee of iShares Trust (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (49)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (46)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (53)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre (45)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (51)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (59)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Marybeth Leithead (57)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	82

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The iShares Funds’ Forms N-Q are available on the SEC’s website at sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

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Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

ADR	American Depositary Receipt

CPO	Certificates of Participation (Ordinary)

GDR	Global Depositary Receipt

JSC	Joint Stock Company

NVDR	Non-Voting Depositary Receipt

NVS	Non-Voting Shares

PJSC	Public Joint Stock Company

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	84

Want to know more?

iShares.com     |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2020 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-816-0820

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to clarify an inconsistency in to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock’s General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-474-2737.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that the registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the registrant’s audit committee are Richard L. Fagnani, John E. Kerrigan, and Madhav V. Rajan, all of whom are independent, as that term is defined under Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the forty-eight series of the registrant for which the fiscal year-end is August 31, 2020 (the “Funds”), and whose annual financial statements are reported in Item 1.

(a)

Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $755,600 for the fiscal year ended August 31, 2019 and $755,600 for the fiscal year ended August 31, 2020.

(b)

Audit-Related Fees – There were no fees billed for the fiscal years ended August 31, 2019 and August 31, 2020 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (a) of this Item.

(c)

Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning for the Funds were $181,488 for the fiscal year ended August 31, 2019 and $181,488 for the fiscal year ended August 31, 2020. These services related to the review of the Funds’ tax returns and excise tax calculations.

(d)

All Other Fees – There were no other fees billed in each of the fiscal years ended August 31, 2019 and August 31, 2020 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e)

(1) The registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the registrant or to any entity controlling, controlled by or under common control with the registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(2) There were no services described in (b) through (d) above that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended August 31, 2020 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the Funds, and rendered to the registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the registrant for the last two fiscal years were $181,488 for the fiscal year ended August 31, 2019 and $181,488 for the fiscal year ended August 31, 2020.

(h)

The registrant’s audit committee has considered whether the provision of non-audit services rendered to the registrant’s investment adviser and any Adviser Affiliate that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, is compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services, if any, does not compromise the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

(a) The registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act of 1934 and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act of 1934. The registrant’s audit committee members are Richard L. Fagnani, John E. Kerrigan, and Madhav V. Rajan.

(b) Not applicable.

Item 6.	Investments.

(a) Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors.

Item 11.	Controls and Procedures.

(a) The President (the registrant’s Principal Executive Officer) and Treasurer and Chief Financial Officer (the registrant’s Principal Financial Officer) have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rules 13a-15(b) or 15d-15(b) under the Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13.	Exhibits.

(a) (1) Code of Ethics is not filed as an exhibit; please refer to Item 2.

(a) (2) Section 302 Certifications are attached.

(a) (3) Not applicable.

(a)  (4) Not applicable.

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares, Inc.

By: /s/ Armando Senra
Armando Senra, President (Principal Executive Officer)

Date: November 06, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Armando Senra
Armando Senra, President (Principal Executive Officer)

Date: November 06, 2020

By: /s/ Trent Walker
Trent Walker, Treasurer and Chief Financial Officer (Principal Financial Officer)

Date: November 06, 2020